RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                            Dated as of March 1, 2004




                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2004-SL1

                                      TABLE OF CONTENTS





                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01. Definitions............................................................6
               Accrued Certificate Interest..................................................6
               Adjusted Mortgage Rate........................................................7
               Advance.......................................................................7
               Affiliate.....................................................................7
               Agreement.....................................................................8
               Amount Held for Future Distribution...........................................8
               Appraised Value...............................................................8
               Assignment....................................................................8
               Assignment Agreement..........................................................8
               Assignment of Proprietary Lease...............................................8
               Available Distribution Amount.................................................8
               Balloon Loan..................................................................9
               Balloon Payment...............................................................9
               Bankruptcy Code...............................................................9
               Book-Entry Certificate........................................................9
               Business Day..................................................................9
               Calendar Quarter..............................................................9
               Cash Liquidation.............................................................10
               Certificate..................................................................10
               Certificate Account..........................................................10
               Certificate Account Deposit Date.............................................10
               Certificateholder or Holder..................................................10
               Certificate Owner............................................................10
               Certificate Principal Balance................................................10
               Certificate Register and Certificate Registrar...............................11
               Class........................................................................11
               Class A Certificates.........................................................11
               Class A-I Certificates.......................................................11
               Class A-I Interest Distribution Amount.......................................11
               Class A-I Principal Distribution Amount......................................11
               Class A-I Margin.............................................................12
               Class A-I-1 Certificate......................................................12
               Class A-I-2 Certificate......................................................12
               Class A-II Certificates......................................................12
               Class A-III Certificates.....................................................12
               Class A-IV Certificates......................................................12


                                              i




               Class A-V Certificates.......................................................13
               Class A-VI Certificates......................................................13
               Class A-VII Certificates.....................................................13
               Class A-VIII Certificates....................................................13
               Class A-IX Certificates......................................................13
               Class A-PO Collection Shortfall..............................................13
               Class A-PO Principal Distribution Amount.....................................13
               Class B Certificates or Class B-II Certificates..............................13
               Class B-II-1 Certificate.....................................................13
               Class B-II-2 Certificate.....................................................14
               Class B-II-3 Certificate.....................................................14
               Class M Certificates.........................................................14
               Class M-I-1 Certificate......................................................14
               Class M-I-1 Interest Distribution Amount.....................................14
               Class M-I-1 Principal Distribution Amount....................................14
               Class M-I-2 Certificate......................................................15
               Class M-I-2 Interest Distribution Amount.....................................15
               Class M-I-2 Principal Distribution Amount....................................15
               Class M-I-3 Certificate......................................................16
               Class M-I-3 Interest Distribution Amount.....................................16
               Class M-I-3 Principal Distribution Amount....................................16
               Class M-I-4 Interest Distribution Amount.....................................17
               Class M-I-4 Principal Distribution Amount....................................17
               Class M-I-5 Interest Distribution Amount.....................................17
               Class M-I-5 Principal Distribution Amount....................................18
               Class M-I-6 Certificate......................................................18
               Class M-I-6 Interest Distribution Amount.....................................18
               Class M-I-6 Principal Distribution Amount....................................19
               Class M-I-7 Certificate......................................................19
               Class M-I-7 Interest Distribution Amount.....................................19
               Class M-I-7 Principal Distribution Amount....................................19
               Class M-I Margin.............................................................20
               Class M-II-1 Certificate.....................................................21
               Class M-II-2 Certificate.....................................................21
               Class M-II-3 Certificate.....................................................21
               Class R Certificate..........................................................21
               Class R-I Certificate........................................................21
               Class R-II Certificate.......................................................21
               Class R-III Certificate......................................................21
               Class SB Certificate.........................................................21
               Closing Date.................................................................22
               Code.........................................................................22
               Commission...................................................................22
               Cooperative..................................................................22
               Cooperative Apartment........................................................22
               Cooperative Lease............................................................22


                                              ii




               Cooperative Loans............................................................22
               Cooperative Stock............................................................22
               Cooperative Stock Certificate................................................22
               Corporate Trust Office.......................................................22
               Corresponding Class..........................................................22
               Credit Repository............................................................22
               Credit Support Depletion Date................................................23
               Curtailment..................................................................23
               Custodial Account............................................................23
               Custodial Agreement..........................................................23
               Custodian....................................................................23
               Cut-off Date.................................................................23
               Cut-off Date Balance.........................................................23
               Cut-off Date Principal Balance...............................................23
               Definitive Certificate.......................................................23
               Deleted Mortgage Loan........................................................23
               Delinquent...................................................................23
               Depository...................................................................24
               Depository Participant.......................................................24
               Derivative Contract..........................................................24
               Derivative Counterparty......................................................24
               Destroyed Mortgage Note......................................................24
               Determination Date...........................................................24
               Discount Fraction............................................................24
               Discount Mortgage Loan.......................................................24
               Discount Net Mortgage Rate...................................................24
               Disqualified Organization....................................................25
               Distribution Date............................................................25
               Due Date.....................................................................25
               Due Period...................................................................25
               Eligible Account.............................................................25
               Eligible Funds...............................................................26
               Eligible Master Servicing Compensation.......................................26
               ERISA........................................................................26
               Event of Default.............................................................26
               Excess Cash Flow.............................................................26
               Excess Loss..................................................................26
               Excess Overcollateralization Amount..........................................26
               Excess Special Hazard Loss...................................................26
               Exchange Act.................................................................27
               Extraordinary Losses.........................................................27
               Excess Subordinate Principal Amount..........................................27
               Extraordinary Events.........................................................27
               Fannie Mae...................................................................28
               FASIT........................................................................28
               FDIC.........................................................................28


                                             iii




               FHA..........................................................................28
               Final Certification..........................................................28
               Final Distribution Date......................................................28
               Fitch........................................................................28
               Foreclosure Profits..........................................................28
               Freddie Mac..................................................................28
               Gross Margin.................................................................28
               Group A-II Certificates......................................................28
               Group A-II Senior Certificates...............................................29
               Group A-II Subordinate Certificates..........................................29
               Group A-II Subordinate Percentage............................................29
               Group I Basis Risk Shortfall.................................................29
               Group I Basis Risk Shortfall Carry-Forward Amount............................29
               Group I Cut-off Date Balance.................................................29
               Group II Cut-off Date Balance................................................29
               Group III Cut-off Date Balance...............................................29
               Group IV Cut-off Date Balance................................................29
               Group V Cut-off Date Balance.................................................29
               Group VI Cut-off Date Balance................................................29
               Group VII Cut-off Date Balance...............................................29
               Group VIII Cut-off Date Balance..............................................29
               Group IX Cut-off Date Balance................................................29
               Group I Loan.................................................................30
               Group II Loan................................................................30
               Group III Loan...............................................................30
               Group IV Loan................................................................30
               Group V Loan.................................................................30
               Group VI Loan................................................................30
               Group VII Loan...............................................................30
               Group VIII Loan..............................................................30
               Group IX Loan................................................................30
               Group I Net WAC Cap Rate.....................................................30
               Group I Optional Termination Date............................................30
               Group II Optional Termination Date...........................................31
               Group I Pool Stated Principal Balance........................................31
               Group II Pool Stated Principal Balance.......................................31
               Group III Pool Stated Principal Balance......................................31
               Group IV Pool Stated Principal Balance.......................................31
               Group V Pool Stated Principal Balance........................................31
               Group VI Pool Stated Principal Balance.......................................31
               Group VII Pool Stated Principal Balance......................................31
               Group VIII Pool Stated Principal Balance.....................................31
               Group IX Pool Stated Principal Balance.......................................31
               Group I Principal Distribution Amount........................................31
               Group I Senior Certificates..................................................32
               Group I Stepdown Date........................................................32


                                              iv




               Group I Subordination Percentage.............................................32
               Group II Senior Certificates.................................................32
               Group III Senior Certificates................................................32
               Group IV Senior Certificates.................................................33
               Group V Senior Certificates..................................................33
               Group VI Senior Certificates.................................................33
               Group VII Senior Certificates................................................33
               Group VIII Senior Certificates...............................................33
               Group IX Senior Certificates.................................................33
               Group I Trigger Event........................................................33
               Hazardous Materials..........................................................33
               High Cost Loan...............................................................33
               Highest Priority.............................................................34
               Independent..................................................................34
               Index........................................................................34
               Initial Certificate Principal Balance........................................34
               Initial Notional Amount......................................................34
               Initial Subordinate Class Percentage.........................................34
               Insurance Proceeds...........................................................34
               Interest Accrual Period......................................................35
               Interest Distribution Amount.................................................35
               Interest Only Certificate....................................................35
               Interim Certification........................................................35
               Interested Person............................................................35
               Late Collections.............................................................35
               LIBOR........................................................................35
               LIBOR Business Day...........................................................35
               LIBOR Rate Adjustment Date...................................................35
               Limited Repurchase Right Holder..............................................35
               Liquidation Proceeds.........................................................35
               Loan Group...................................................................35
               Loan-to-Value Ratio..........................................................36
               Lower Priority...............................................................36
               Lowest Priority..............................................................36
               Margin.......................................................................36
               Maturity Date................................................................36
               Maximum Group I Rate.........................................................36
               Maximum Mortgage Rate........................................................36
               Maximum Net Mortgage Rate....................................................37
               MERS.........................................................................37
               MERS(R)System................................................................37
               MIN..........................................................................37
               Minimum Mortgage Rate........................................................37
               Modified Mortgage Loan.......................................................37
               Modified Net Mortgage Rate...................................................37
               MOM Loan.....................................................................37


                                              v




               Monthly Payment..............................................................37
               Moody's......................................................................37
               Mortgage.....................................................................37
               Mortgage File................................................................37
               Mortgage Loan Schedule.......................................................38
               Mortgage Loans...............................................................39
               Mortgage Note................................................................39
               Mortgage Rate................................................................39
               Mortgaged Property...........................................................39
               Mortgagor....................................................................39
               Net Mortgage Rate............................................................39
               Non-Discount Mortgage Loan...................................................39
               Non-Primary Residence Loans..................................................39
               Non-United States Person.....................................................40
               Nonrecoverable Advance.......................................................40
               Nonsubserviced Mortgage Loan.................................................40
               Note Margin..................................................................40
               Notice.......................................................................40
               Notional Amount..............................................................40
               Officers' Certificate........................................................41
               Opinion of Counsel...........................................................41
               Outstanding Mortgage Loan....................................................41
               Overcollateralization Amount.................................................41
               Overcollateralization Increase Amount........................................41
               Overcollateralization Floor..................................................41
               Overcollateralization Reduction Amount.......................................41
               Ownership Interest...........................................................41
               Pass-Through Rate............................................................41
               Paying Agent.................................................................42
               Percentage Interest..........................................................42
               Periodic Cap.................................................................43
               Permitted Investments........................................................43
               Permitted Transferee.........................................................44
               Person.......................................................................44
               Pool Strip Rate..............................................................44
               Prepayment Assumption........................................................45
               Prepayment Distribution Percentage...........................................45
               Prepayment Distribution Trigger..............................................46
               Prepayment Interest Shortfall................................................46
               Prepayment Period............................................................46
               Primary Insurance Policy.....................................................47
               Principal Remittance Amount..................................................47
               Principal Prepayment.........................................................47
               Principal Prepayment in Full.................................................47
               Program Guide................................................................47
               Purchase Price...............................................................47


                                              vi




               Qualified Insurer............................................................47
               Qualified Substitute Mortgage Loan...........................................48
               Rating Agency................................................................48
               Realized Loss................................................................49
               Record Date..................................................................49
               Regular Certificates.........................................................49
               Regular Interest.............................................................49
               Relief Act...................................................................49
               Relief Act Shortfalls........................................................49
               REMIC........................................................................50
               REMIC Administrator..........................................................50
               REMIC I......................................................................50
               REMIC I Interest Loss Allocation Amount......................................50
               REMIC I Overcollateralized Amount............................................50
               REMIC I Pass-Through Rate....................................................50
               REMIC I Principal Loss Allocation Amount.....................................50
               REMIC I Required Overcollateralization Amount................................51
               REMIC I Regular Interests....................................................51
               REMIC I Regular Interest AA..................................................51
               REMIC I Regular Interest A-I-1...............................................51
               REMIC I Regular Interest A-I-2...............................................51
               REMIC I Regular Interest M-I-1...............................................51
               REMIC I Regular Interest M-I-2...............................................51
               REMIC I Regular Interest M-I-3...............................................51
               REMIC I Regular Interest M-I-4...............................................51
               REMIC I Regular Interest M-I-5...............................................51
               REMIC I Regular Interest M-I-6...............................................52
               REMIC I Regular Interest M-I-7...............................................52
               REMIC I Regular Interest ZZ..................................................52
               REMIC I Regular Interest ZZ Maximum Interest Deferral Amount.................52
               REMIC II.....................................................................52
               REMIC II Pass-Through Rate...................................................52
               REMIC II Regular Interests...................................................53
               REMIC II Regular Interest II-ZZZ.............................................53
               REMIC II Regular Interest III-A..............................................53
               REMIC II Regular Interest IV-A...............................................53
               REMIC II Regular Interest IV-ZZZ.............................................53
               REMIC II Regular Interest V-ZZZ..............................................54
               REMIC II Regular Interest V-PO...............................................54
               REMIC II Regular Interest VI-ZZZ.............................................54
               REMIC II Regular Interest VII-A..............................................54
               REMIC II Regular Interest VIII-A.............................................54
               REMIC II Regular Interest IX-ZZZ.............................................55
               REMIC II Subordinated Balance Ratio..........................................55
               REMIC Provisions.............................................................55
               REO Acquisition..............................................................55


                                             vii




               REO Disposition..............................................................55
               REO Imputed Interest.........................................................55
               REO Proceeds.................................................................56
               REO Property.................................................................56
               Repurchase Event.............................................................56
               Repurchase Price.............................................................56
               Request for Release..........................................................56
               Required Insurance Policy....................................................56
               Required Overcollateralization Amount........................................57
               Reserve Fund.................................................................57
               Reserve Fund Deposit.........................................................57
               Reserve Fund Residual Right..................................................57
               Residential Funding..........................................................57
               Responsible Officer..........................................................57
               Schedule of Discount Fractions...............................................57
               Security Agreement...........................................................57
               Senior Accelerated Distribution Percentage...................................57
               Senior Certificates..........................................................59
               Senior Enhancement Percentage................................................59
               Senior Percentage............................................................59
               Senior Principal Distribution Amount.........................................59
               Servicing Accounts...........................................................59
               Servicing Advances...........................................................59
               Servicing Fee................................................................60
               Servicing Fee Rate...........................................................60
               Servicing Modification.......................................................60
               Servicing Officer............................................................60
               Sixty-Plus Delinquency Percentage............................................60
               Special Hazard Amount........................................................60
               Special Hazard Loss..........................................................62
               Standard & Poor's............................................................62
               Startup Date.................................................................62
               Stated Principal Balance.....................................................62
               Subclass.....................................................................62
               Subordination................................................................62
               Subordinate Class Percentage.................................................62
               Subordinate Principal Distribution Amount....................................63
               Subsequent Recoveries........................................................63
               Subserviced Mortgage Loan....................................................64
               Subservicer..................................................................64
               Subservicer Advance..........................................................64
               Subservicing Account.........................................................64
               Subservicing Agreement.......................................................64
               Subservicing Fee.............................................................64
               Subservicing Fee Rate........................................................64
               Tax Returns..................................................................64


                                             viii




               Transfer.....................................................................64
               Transferee...................................................................64
               Transferor...................................................................65
               Trust Fund...................................................................65
               Trust Fund I.................................................................65
               Trust Fund II................................................................65
               Uniform Single Attestation Program for Mortgage Bankers......................65
               Uncertificated Accrued Interest..............................................65
               Uncertificated Class A-IO-1 REMIC III Regular Interests......................66
               Uncertificated Class A-IO-2 REMIC III Regular Interests......................66
               Uncertificated Notional Amount...............................................66
               Uncertificated Pass-Through Rate.............................................67
               Uncertificated Principal Balance.............................................67
               Uncertificated REMIC II A-IO-1 Regular Interests.............................67
               Uncertificated REMIC II A-IO-2 Regular Interests.............................67
               Uncertificated REMIC Regular Interest Distribution Amount....................67
               Uncertificated REMIC III Regular Interests...................................68
               Uninsured Cause..............................................................68
               United States Person.........................................................68
               VA...........................................................................68
               Voting Rights................................................................68
        Section 1.02. Determination of LIBOR................................................68



                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES
        Section 2.01. Conveyance of Mortgage Loans..........................................70
        Section 2.02. Acceptance by Trustee.................................................75
        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the
                      Depositor.............................................................77
        Section 2.04. Representations and Warranties of Residential Funding.................79
        Section 2.05. Execution and Authentication of Certificates; Conveyance of REMIC I
                      Regular Interests, REMIC II Regular Interests and Uncertificated REMIC III
                      Regular Interests.....................................................81



                                         ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
        Section 3.01. Master Servicer to Act as Servicer....................................83
        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' Obligations..............................84


                                              ix




        Section 3.03. Successor Subservicers................................................85
        Section 3.04. Liability of the Master Servicer......................................86
        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders....................................................86
        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.......86
        Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                      Account...............................................................87
        Section 3.08. Subservicing Accounts; Servicing Accounts.............................89
        Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage
                      Loans.................................................................91
        Section 3.10. Permitted Withdrawals from the Custodial Account......................91
        Section 3.11. Maintenance of Primary Insurance Coverage.............................93
        Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....93
        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification
                      Agreements; Certain Assignments.......................................95
        Section 3.14. Realization Upon Defaulted Mortgage Loans.............................97
        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.......................99
        Section 3.16. Servicing and Other Compensation; Eligible Master
                      Servicing Compensation...............................................101
        Section 3.17. Reports to the Trustee and the Depositor.............................102
        Section 3.18. Annual Statement as to Compliance....................................102
        Section 3.19. Annual Independent Public Accountants' Servicing Report..............103
        Section 3.20. Right of the Depositor in Respect of the Master Servicer.............103



                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS
        Section 4.01. Certificate Account..................................................104
        Section 4.02. Distributions........................................................104
        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange
                      Act Reporting........................................................118
        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the
                      Master Servicer......................................................121
        Section 4.05. Allocation of Realized Losses........................................122
        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........125
        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................125
        Section 4.08. Limited Mortgage Loan Repurchase Right...............................125
        Section 4.09. Distribution of Group I Basis Risk Shortfall Carry-Forward Amounts;
                      Reserve Fund.........................................................126
        Section 4.10. Derivative Contracts.................................................127





                                              x




                                          ARTICLE V

                                       THE CERTIFICATES
        Section 5.01. The Certificates.....................................................129
        Section 5.02. Registration of Transfer and Exchange of Certificates................131
        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................136
        Section 5.04. Persons Deemed Owners................................................137
        Section 5.05. Appointment of Paying Agent..........................................137



                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER
        Section 6.01. Respective Liabilities of the Depositor and the Master Servicer......138
        Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment
                      of Rights and Delegation of Duties by Master Servicer................138
        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer
                      and Others...........................................................139
        Section 6.04. Depositor and Master Servicer Not to Resign..........................139



                                         ARTICLE VII

                                           DEFAULT
        Section 7.01. Events of Default....................................................141
        Section 7.02. Trustee or Depositor to Act; Appointment of Successor................142
        Section 7.03. Notification to Certificateholders...................................144
        Section 7.04. Waiver of Events of Default..........................................144



                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE
        Section 8.01. Duties of Trustee....................................................145
        Section 8.02. Certain Matters Affecting the Trustee................................146
        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................148
        Section 8.04. Trustee May Own Certificates.........................................148
        Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification..148
        Section 8.06. Eligibility Requirements for Trustee.................................149
        Section 8.07. Resignation and Removal of the Trustee...............................149
        Section 8.08. Successor Trustee....................................................150
        Section 8.09. Merger or Consolidation of Trustee...................................151
        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................151


                                              xi




        Section 8.11. Appointment of Custodians............................................152



                                          ARTICLE IX

                                         TERMINATION
        Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All
                      Mortgage Loans.......................................................153
        Section 9.02. Additional Termination Requirements..................................155



                                          ARTICLE X

                                       REMIC PROVISIONS
        Section 10.01.REMIC Administration.................................................157
        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification.....160
        Section 10.03 Distributions on the REMIC I Regular Interests and the REMIC II Regular
                      Interests............................................................161
        Section 10.04.Distributions on the Uncertificated REMIC III Regular Interests......163



                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS
        Section 11.01.Amendment............................................................165
        Section 11.02.Recordation of Agreement; Counterparts...............................167
        Section 11.03.Limitation on Rights of Certificateholders...........................167
        Section 11.04.Governing Law........................................................168
        Section 11.05. Notices.............................................................168
        Section 11.06.Notices to Rating Agencies...........................................169
        Section 11.07.Severability of Provisions...........................................170
        Section 11.08.Supplemental Provisions for Resecuritization.........................170






                                             xii




Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class M Certificate and Class B Certificate
Exhibit C      Form of Class SB Certificate
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F-1    Group I-A Loan Schedule
Exhibit F-2    Group I-B Loan Schedule
Exhibit F-3    Group II Loan Schedule
Exhibit F-4    Group III Loan Schedule
Exhibit F-5    Group IV Loan Schedule
Exhibit F-6    Group V Loan Schedule
Exhibit F-7    Group VI Loan Schedule
Exhibit F-8    Group VII Loan Schedule
Exhibit F-9    Group VIII Loan Schedule
Exhibit F-10   Group IX Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      High Cost Loan
Exhibit P      Schedule of Discount Fractions
Exhibit Q      Form of Request for Exchange
Exhibit R-1:   Form of Form 10-K Certification
Exhibit R-2:   Form of Back-Up Certification to Form 10-K Certificate
Exhibit S:     Information to be Provided by the Master Servicer to the Rating Agencies Relating
               to Reportable Modified Mortgage Loans



        This Pooling and Servicing Agreement, effective as of March 1, 2004, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in thirty classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                           REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group I Loans and certain other related assets (exclusive of the Reserve Fund) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC I Pass-Through Rate") and the initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the date set forth below. None of the REMIC I Regular Interests will be certificated.


                       REMIC I
Designation        Pass-Through-Rate Uncertificated REMIC I Latest Possible
                                      Principal-Balance      Maturity-Date-(1)
AA                  Variable(2)           $127,830,613.96    October 25, 2031
A-I-1               Variable(2)           $893,000.00        July 25, 2024
A-I-2               Variable(2)           $215,734.02        October 25, 2031
M-I-1               Variable(2)           $71,742.00         October 25, 2031
M-I-2               Variable(2)           $39,132.00         October 25, 2031
M-I-3               Variable(2)           $22,827.00         October 25, 2031
M-I-4               Variable(2)           $19,566.00         October 25, 2031
M-I-5               Variable(2)           $13,044.00         October 25, 2031
M-I-6               Variable(2)           $16,305.00         October 25, 2031
M-I-7               Variable(2)           $13,044.00         October 25, 2031
ZZ                  Variable(2)           $1,304,394.02      October 25, 2031

__________________
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.
(2) Calculated in accordance with the definition of "REMIC I Pass-Through Rate" herein.


                                           REMIC II

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC II Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC II (the "REMIC II Regular Interests). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the date set forth below.


                                              Uncertificated
                            REMIC II            REMIC II        Latest Possible
Designation            Pass-Through Rate   Principal Balance   Maturity Date (1)
   II-A                        8.50%     $       1,001.67    November 25, 2031
                                         $
  II-ZZZ                       8.50%     4,915,164.90        November 25, 2031
   III-A                       7.00%     $       6,965.05    November 25, 2031
                                         $
  III-ZZZ                      7.00%     33,149,540.32       November 25, 2031
                                         $
   IV-A                        6.50%     11,456.12           November 25, 2031
                                         $
  IV-ZZZ                       6.50%     54,501,155.93       November 25, 2031
    V-A                        6.00%     $       7,478.21    November 25, 2031
                                         $
   V-PO                        0.00%     129,377.76          November 25, 2031
                                         $
   V-ZZZ                       6.00%     35,432,342.34       November 25, 2031
   VI-A                        8.50%     $       4,128.81    November 25, 2031
                                         $
  VI-ZZZ                       8.50%     19,615,751.96       November 25, 2031
                                         $
   VII-A                       7.00%     38,301.31           November 25, 2031
                                         $
  VII-ZZZ                      7.00%     182,343,830.15      November 25, 2031
                                         $
  VIII-A                       6.50%     31,070.44           November 25, 2031
                                         $
 VIII-ZZZ                      6.50%     147,903,973.56      November 25, 2031
                                         $
   IX-A                        6.00%     5,118.83            November 25, 2031
                                         $
   IX-PO                       0.00%     13,726.76           November 25, 2031
                                         $
  IX-ZZZ                       6.00%     24,332,763.90       November 25, 2031
  Uncertificated REMIC II
 A-IO-1 Regular Interests     Variable(2)       (3)          November 25, 2031
  Uncertificated REMIC II
 A-IO-2 Regular Interests     Variable(2)       (3)          November 25, 2031


_______________

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.
(2) Calculated in accordance with the definition of "REMIC II Pass-Through Rate" herein. (3) The Uncertificated REMIC II A-IO-1 Regular Interests and the REMIC II A-IO-2 Regular Interests will not have an Uncertificated Principal Balance.


                                          REMIC III

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and REMIC II Regular Interests and certain other related assets (other than the Reserve Fund) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated "REMIC III." The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC III and the Class R Certificates. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of Regular Certificates shall be the date set forth below.



                                    AGGREGATE
                                    INITIAL
                                  CERTIFICATE
                                   PRINCIPAL
DESIGNATION   TYPE    PASS-THROUGH   BALANCE    FEATURES   MATURITY DATE   INITIAL RATINGS(7)
                                                                            S&P   FITCH  MOODY'S
                      Adjustable
Class A-I-1  Senior      Rate     $89,300,000.00  Senior  July 25, 2024      AAA    N/R    Aaa
                      Adjustable                          October 25,2031
Class A-I-2  Senior      Rate     $21,573,402.00  Senior                     AAA    N/R    Aaa
                                                          November 25,2031
Class A-II   Senior      8.50%    $4,816,000.00   Senior                     AAA    AAA    N/R
                                                          November 25,2031
Class A-III  Senior      7.00%    $32,460,000.00  Senior                     AAA    AAA    N/R
                                                          November 25,2031
Class A-IV   Senior      6.50%    $53,367,000.00  Senior                     AAA    AAA    N/R
                                                          November 25,2031
 Class A-V   Senior      6.00%    $34,692,000.00  Senior                     AAA    AAA    N/R
                                                          November 25,2031
Class A-VI   Senior      8.50%    $19,207,000.00  Senior                     AAA    AAA    N/R
                                                          November 25,2031
Class A-VII  Senior      7.00%    $178,552,000.00 Senior                     AAA    AAA    N/R
  Class                                                   November 25,2031
  A-VIII     Senior      6.50%    $144,828,000.00 Senior                     AAA    AAA    N/R
                                                          November 25,2031
Class A-IX   Senior      6.00%    $23,826,000.00  Senior                     AAA    AAA    N/R

                                             Senior/Interest
  Class                Variable                Only/VariaNovember 25, 2031
 A-IO-1(3)   Senior      Rate     $0.00            Strip                     AAA    AAA    N/R
                                            Senior/Interest
  Class                Variable                Only/VariaNovember 25, 2031
 A-IO-2(4)   Senior      Rate     $0.00            Strip                     AAA    AAA    N/R
                                                 Senior/
                                               Principal  November 25,2031
Class A-PO   Senior      0.00%    $143,104.53      Only                      AAA    AAA    N/R
                      Adjustable                          October 25, 2031
Class M-I-1 Mezzanine   Rate(1)   $7,174,200.00  Mezzanine                   AA     N/R    Aa2
                      Adjustable                          October 25, 2031
Class M-I-2 Mezzanine   Rate(1)   $3,913,200.00  Mezzanine                    A+     N/R     A1
                      Adjustable                          October 25, 2031
Class M-I-3 Mezzanine   Rate(1)   $2,282,700.00  Mezzanine                     A     N/R     A2
                      Adjustable                          October 25, 2031
Class M-I-4 Mezzanine   Rate(1)   $1,956,600.00  Mezzanine                    A-     N/R     A3
                      Adjustable                          October 25, 2031
Class M-I-5 Mezzanine   Rate(1)   $1,304,400.00  Mezzanine                   BBB+    N/R    Baa1
                      Adjustable                          October 25, 2031
Class M-I-6 Mezzanine   Rate(1)   $1,630,500.00  Mezzanine                   BBB    N/R    Baa2
                      Adjustable                          October 25, 2031
Class M-I-7 Mezzanine   Rate(1)   $1,304,400.00  Mezzanine                   BBB-    N/R    Baa3
  Class                Variable                           November 25,2031
  M-II-1    Mezzanine   Rate(1)   $7,537,000.00  Mezzanine                    AA     N/R    N/R
  Class                Variable                           November 25,2031
  M-II-2    Mezzanine   Rate(1)   $1,005,000.00  Mezzanine                     A     N/R    N/R
  Class                Variable                           November 25,2031
  M-II-3    Mezzanine   Rate(1)   $502,000.00    Mezzanine                    BBB    N/R    N/R
  Class               eVariable                          November 25, 2031
  B-II-1    Subordinat  Rate(1)   $503,000.00    Subordinate                  BB     N/R    N/R
  Class               eVariable                          November 25, 2031
  B-II-2    Subordinat  Rate(1)   $251,000.00    Subordinate                   B     N/R    N/R
  Class               eVariable                          November 25, 2031
  B-II-3    Subordinat  Rate(1)   $754,043.49    Subordinate                  N/R    N/R    N/R
                                                          October 25, 2031
 Class R-I  Residual      N/A     $0.00          Residual                     N/R    N/R    N/R
                                                          November 25,2031
Class R-II  Residual     6.00%    $50.00         Residual                     AAA    AAA    N/R
                                                          November 25,2031
Class R-III Residual     6.00%    $50.00         Residual                     AAA    AAA    N/R
                      eVariable                          October 25, 2031
 Class SB   Subordinat  Rate(2)   $0.00          Subordinate                  N/R    N/R    N/R





(1) Calculated in accordance with the definition of "Pass-Through Rate" herein.
(2) The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance.
(3)     The Class A-IO-1 Certificates or any Subclass thereof issued pursuant to
        Section 5.01(d) represent ownership of the Uncertificated Class A-IO-1 REMIC III Regular Interests represented by such Class or Subclass on such date.
(4)     The Class A-IO-2 Certificates or any Subclass thereof issued pursuant to
        Section 5.01(d) represent ownership of the Uncertificated Class A-IO-2 REMIC III Regular Interests represented by such Class or Subclass on such date.

        The Group I Loans, which are a part of Trust Fund I as more fully described herein, have an aggregate Cut-off Date Principal Balance equal to $130,439,401.95. The Group I Loans are fixed-rate and adjustable-rate, fully amortizing and balloon payment, first and second lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group II Loans, which are a part of Trust Fund II as more fully described herein, have an aggregate Cut-off Date Principal Balance equal to $4,916,166.57. The Group II Loans are fixed-rate, fully amortizing and balloon payment, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 15 years. The Group III Loans, which are a part of Trust Fund II as more fully described herein, have an aggregate Cut-off Date Principal Balance equal to $33,156,505.37. The Group III Loans are fixed-rate, fully amortizing and balloon payment, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 15 years. The Group IV Loans, which are a part of Trust Fund II as more fully described herein, have an aggregate Cut-off Date Principal Balance equal to $54,512,612.05. The Group IV Loans are fixed- rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 15 years. The Group V Loans, which are a part of Trust Fund II as more fully described herein, have an aggregate Cut-off Date Principal Balance equal to $35,569,298.31. The Group V Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 15 years. The Group VI Loans, which are a part of Trust Fund II as more fully described herein, have an aggregate Cut-off Date Principal Balance equal to $19,619,880.77. The Group VI Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group VII Loans, which are a part of Trust Fund II as more fully described herein, have an aggregate Cut-off Date Principal Balance equal to $182,382,131.46. The Group VII Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group VIII Loans, which are a part of Trust Fund II as more fully described herein, have an aggregate Cut-off Date Principal Balance equal to

$147,935,044.00. The Group VIII Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group IX Loans, which are a part of Trust Fund II as more fully described herein, have an aggregate Cut-off Date Principal Balance equal to $24,351,609.49. The Group IX Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $632,882,649.97.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01. Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date and the Class A-I Certificates and Class M-I Certificates, interest accrued during the preceding Interest Accrual Period on its Certificate Principal Balance immediately prior to such Distribution Date at the related Pass- Through Rate for such Distribution Date.

        The amount of Accrued Certificate Interest on each Class of Class A-I Certificates and Class M-I Certificates shall be reduced by the amount of (a) Prepayment Interest Shortfalls on the Group I Loans during the prior calendar month (to the extent not covered by Eligible Master Servicing Compensation pursuant to Section 3.16) and Relief Act Shortfalls on Group I Loans during the related Due Period, in each case to the extent allocated to such Class of Certificates pursuant to Section 4.02(I)(d); and (b) the interest portion of Realized Losses allocated to such Class through Subordination as described in
Section 4.05.

        With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate for such Distribution Date on the notional amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date in each case, reduced by any interest shortfalls with respect to the Group I Loans including Prepayment Interest Shortfalls to the extent not covered by Eligible Master Servicing Compensation pursuant to Section 3.16 or by Excess Cash Flow pursuant to clauses (xiii) and (xiv) of Section 4.02(I)(a). In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB Certificates, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Overcollateralization Amount pursuant to Section 4.05 hereof.

        With respect to each Distribution Date and the Group A-II Certificates (other than the Class A-PO Certificates), an amount equal to interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case, Accrued Certificate Interest on any Class of Certificates will be reduced by interest shortfalls from the Mortgage Loans in the related Loan Group, if any, allocated to such Class of Certificates for such Distribution Date, to the extent not covered with respect to the Group A-II Senior Certificates by the Subordination provided by the Class B-II Certificates and Class M-II
Certificates and, with respect to each Class of Group A- II Subordinate Certificates to the extent not covered by the Subordination provided by each Group A-II Subordinate Certificate with a Lower Priority, including in each case:

        (i) Prepayment Interest Shortfalls on the Mortgage Loans in the related Loan Group (to the extent not covered by Eligible Master Servicing Compensation pursuant to Section 3.16), allocated among the Certificates on a pro rata basis,

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on the Mortgage Loans in the related Loan Group (including Excess Losses from the related Loan Group) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Losses from the related Loan Group, and

        (iv) any other interest shortfalls not covered by the Subordination provided by the Class M-II Certificates and Class B-II Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act, with all such reductions allocated among all of the related Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B-II Certificates or any Class of Class M-II Certificates, Accrued Certificate Interest on such Class of Class B-II Certificates or such Class of Class M-II Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B-II Certificates or such Class of Class M-II Certificates pursuant to Section 4.05.

        Accrued Certificate Interest on the Class A-I Certificates and Class M-I Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period. Accrued Certificate Interest on the Group A-II Certificates and Class SB Certificates shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the related Subservicing Fee Rate.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: As to any Distribution Date in respect of the related Mortgage Loans and each Loan Group, the total of the amounts held in the Custodial Account in respect of the related Mortgage Loans and each Loan Group at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: As to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and
(b) the sales price of the  Mortgaged  Property at such time of  origination  or
(ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; or the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     Available Distribution Amount: As to any Distribution Date and each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the related Mortgage Loans on deposit in the

Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are related Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the related Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to
Section 3.12(a) in respect of the related Mortgage Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the related Mortgage Loans, (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the related Mortgage Loans and (vi) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the related Mortgage Loans and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the related Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Balloon Loan: Each of the Mortgage Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon Payment: With respect to any Balloon Loan, the related Monthly Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, California, Minnesota, Illinois, Texas or Michigan (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

        Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for such Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate, Class R Certificate or Class SB Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-SL1" and which must be an Eligible Account.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, minus

        (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02 and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Class B-II Certificates or Class M-II Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Group A-II Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

        Class A Certificates: Any one of the Class A-I-1, Class A-I-2, Class A-II, Class A-III, Class A-IV, Class A-V, Class A-VI, Class A-VII, Class A-VIII, Class A-IX, Class A-IO-1, Class A-IO-2 or Class A-PO Certificates.

        Class A-I Certificates: Any one of the Class A-I-1 Certificates or Class A-I-2 Certificates, senior to the Class M-I, Class SB and Class R-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC I for purposes of the REMIC Provisions.

        Class A-I Interest Distribution Amount: With respect to the Class A-I Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of the Class A-I Certificates for such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any related Prepayment Interest Shortfalls for such Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date, allocated among the Class A-I Certificates on a pro rata basis as set forth herein.

        Class A-I Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for such
Distribution  Date,  the  Group  I  Principal   Distribution   Amount  for  such
Distribution Date or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for such Distribution Date, the lesser of:

               (i)  the  Group  I   Principal   Distribution   Amount  for  such
Distribution Date; and

               (ii) the excess, if any, of (A) the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to such Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date and (y) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date, less the Overcollateralization Floor.

        Class A-I Margin: With respect to the Class A-I-1 Certificates, initially 0.170% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group I Optional Termination Date, 0.340% per annum. With respect to the Class A-I-2 Certificates, initially 0.450% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group I Optional Termination Date, 0.900% per annum.

        Class A-I-1 Certificate: Any one of the Class A-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4, Class M-I-5, Class M-I-6, Class M-I-7, Class SB and Class R-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Group I Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class A-I-2 Certificate: Any one of the Class A-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4, Class M-I-5, Class M-I-6, Class M-I-7, Class SB and Class R-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Group I Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class A-II Certificates: Any one of the Class A-II Certificates, senior to the Class M-II Certificates and Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group II as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-III Certificates: Any one of the Class A-III Certificates, senior to the Class M-II Certificates and Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group III as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-IV Certificates: Any one of the Class A-IV Certificates, senior to the Class M-II Certificates and Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group IV as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-V Certificates: Any one of the Class A-V Certificates, senior to the Class M-II Certificates and Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group V as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-VI Certificates: Any one of the Class A-VI Certificates, senior to the Class M-II Certificates and Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group VI as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-VII Certificates: Any one of the Class A-VII Certificates, senior to the Class M-II Certificates and Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group VII as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-VIII Certificates: Any one of the Class A-VIII Certificates, senior to the Class M-II Certificates and Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group VIII as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-IX Certificates: Any one of the Class A-IX Certificates, senior to the Class M-II Certificates and Class B-II Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group IX as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in Loan Group V and Loan Group IX and any Distribution Date, the excess of the amount described in Section 4.02(II)(b)(i)(C)(1) in respect of the Class A-PO Certificates over the amount described in Section 4.02(II)(b)(i)(C)(2) in respect of the Class A-PO Certificates.

        Class  A-PO  Principal   Distribution  Amount:  As  defined  in  Section
4.02(II)(b)(i).

        Class B Certificates or Class B-II Certificates: Any one of the Class B-II-1, Class B-II-2 or Class B-II-3 Certificates.

        Class B-II-1 Certificate: Any one of the Class B-II-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-II-2 and Class B-II-3 Certificates with respect to distributions and the allocation of

Realized Losses in respect of the Mortgage Loans in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class B-II-2 Certificate: Any one of the Class B-II-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-II-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class B-II-3 Certificate: Any one of the Class B-II-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class M Certificates: Any one of the Class M-I Certificates or Class M-II Certificates.

        Class M-I-1 Certificate: Any one of the Class M-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-I-2, Class M-I-3, Class M-I-4, Class M-I-5, Class M-I-6, Class M-I-7, Class SB and Class R-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in
Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Group I Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class M-I-1 Interest Distribution Amount: With respect to the Class M-I-1 Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of such Class for such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls for such Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date allocated as set forth herein to the Class M-I-1 Certificates.

        Class M-I-1 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for such Distribution Date, the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for such Distribution Date, the lesser of:

               (i) the remaining Group I Principal  Distribution Amount for such
        Distribution  Date  after   distribution  of  the  Class  A-I  Principal
        Distribution Amount; and

               (ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount for such Distribution Date) and (2) the Certificate Principal
        Balance of the Class M-I-1 Certificates immediately prior to such Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date and (y) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date, less the related Overcollateralization Floor.

        Class M-I-2 Certificate: Any one of the Class M-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-I-3, Class M-I-4, Class M-I-5, Class M-I-6, Class M-I-7, Class SB and Class R-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Group I Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class M-I-2 Interest Distribution Amount: With respect to the Class M-I-2 Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of such Class for such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls for such Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date allocated as set forth herein to the Class M-I-2 Certificates.

        Class M-I-2 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for such Distribution Date, the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I- 1 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for such Distribution Date, the lesser of:

               (i) the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount; and

               (ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates and Class M-I-1 Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount for such Distribution Date) and (2) the Certificate Principal Balance of the Class M-I-2 Certificates immediately prior to such Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date and (y) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date, less the related Overcollateralization Floor.

        Class M-I-3 Certificate: Any one of the Class M-I-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-I-4, Class M-I-5, Class M-I-6, Class M-I-7, Class SB and Class R-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Group I Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class M-I-3 Interest Distribution Amount: With respect to the Class M-I-3 Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of such Class for such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls for such Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date allocated as set forth herein to the Class M-I-3 Certificates.

        Class M-I-3 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for such Distribution Date, the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount and the Class M-I-2 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for such Distribution Date, the lesser of:

               (i) the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount and the Class M-I-2 Principal Distribution Amount; and

               (ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates, Class M-I-1 Certificates and Class M-I-2 Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount and the Class M-I-2 Principal Distribution Amount for such Distribution Date) and (2) the Certificate Principal Balance of the Class M-I- 3 Certificates immediately prior to such Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date and (y) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date, less the related Overcollateralization Floor.

        Class M-I-4 Certificate: Any one of the Class M-I-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-I-5, Class M-I-6, Class M-I-7, Class SB and Class R-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Group I Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class M-I-4 Interest Distribution Amount: With respect to the Class M-I-4 Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of such Class for such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls for such Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date allocated as set forth herein to the Class M-I-4 Certificates.

        Class M-I-4 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for such Distribution Date, the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount and the Class M-I-3 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for such Distribution Date, the lesser of:

               (i) the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount and the Class M-I-3 Principal Distribution Amount; and

               (ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates, Class M-I-1 Certificates, Class M-I-2 Certificates and Class M-I-3 Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount and the Class M-I-3 Principal Distribution Amount for such Distribution Date) and (2) the Certificate Principal Balance of the Class M-I-4 Certificates immediately prior to such Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date and (y) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date, less the related Overcollateralization Floor.

        Class M-I-5 Certificate: Any one of the Class M-I-5 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially  in the form  annexed  hereto as  Exhibit  B,  senior to the Class
M-I-6, Class M-I-7, Class SB and Class R-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Group I Basis Risk Shortfall Carry- Forward Amount from the Reserve Fund.

        Class M-I-5 Interest Distribution Amount: With respect to the Class M-I-5 Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of such Class for such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls for such

Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date allocated as set forth herein to the Class M-I-5 Certificates.

        Class M-I-5 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for such Distribution Date, the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount, the Class M-I-3 Principal Distribution Amount and Class M-I-4 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for such Distribution Date, the lesser of:

               (i) the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount, the Class M-I- 3 Principal Distribution Amount and Class M-I-4 Principal Distribution Amount; and

               (ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates, Class M-I-1 Certificates, Class M-I-2 Certificates, Class M-I-3 Certificates and Class M-I-4 Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount, the Class M-I-3 Principal Distribution Amount and the Class M-I-4 Principal Distribution Amount for such Distribution Date) and (2) the Certificate Principal Balance of the Class M-I-5 Certificates immediately prior to such Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date and (y) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date, less the related Overcollateralization Floor.

        Class M-I-6 Certificate: Any one of the Class M-I-6 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-I-7, Class SB and Class R-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Group I Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class M-I-6 Interest Distribution Amount: With respect to the Class M-I-6 Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of such Class for such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls for such Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date allocated as set forth herein to the Class M-I-6 Certificates.

        Class M-I-6 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for such Distribution Date, the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount, the Class M-I-3 Principal Distribution Amount, the Class M-I-4 Principal Distribution Amount and the Class M-I-5 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for such Distribution Date, the lesser of:

               (i) the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount, the Class M-I- 3 Principal Distribution Amount, the Class M-I-4 Principal Distribution Amount and the Class M-I-5 Principal Distribution Amount; and

               (ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates, Class M-I-1 Certificates, Class M-I-2 Certificates, Class M-I-3 Certificates, Class M-I-4 Certificates and Class M-I-5 Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount, the Class M-I- 3 Principal Distribution Amount, the Class M-I-4 Principal Distribution Amount and the Class M-I-5 Principal Distribution Amount for such Distribution Date) and (2) the Certificate Principal Balance of the Class M-I-6 Certificates immediately prior to such Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date and (y) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date, less the related Overcollateralization Floor.

        Class M-I-7 Certificate: Any one of the Class M-I-7 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class SB Certificates and Class R-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Group I Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

        Class M-I-7 Interest Distribution Amount: With respect to the Class M-I-7 Certificates and any Distribution Date, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of such Class for such Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls for such Distribution Date not covered by Eligible Master Servicing Compensation and any Relief Act Shortfalls for such Distribution Date allocated as set forth herein to the Class M-I-7 Certificates.

        Class M-I-7 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for such Distribution Date, the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount, the Class M-I-3 Principal Distribution Amount, the Class M-I-4 Principal Distribution Amount, the Class M-I-5 Principal Distribution Amount and the Class M-I-6 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for such Distribution Date, the lesser of:

               (i) the remaining Group I Principal Distribution Amount for such Distribution Date after distribution of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount, the Class M-I- 3 Principal Distribution Amount, the Class M-I-4 Principal Distribution Amount, the Class M-I-5 Principal Distribution Amount and the Class M-I-6 Principal Distribution Amount; and

               (ii) the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A-I Certificates, Class M-I-1 Certificates, Class M-I-2 Certificates, Class M-I-3 Certificates, Class M-I-4 Certificates, Class M-I-5 Certificates and Class M-I-6 Certificates (after taking into account the payment of the Class A-I Principal Distribution Amount, the Class M-I-1 Principal Distribution Amount, the Class M-I-2 Principal Distribution Amount, the Class M-I-3 Principal Distribution Amount, the Class M-I-4 Principal Distribution Amount, the Class M-I-5 Principal Distribution Amount and the Class M-I-6 Principal Distribution Amount for such Distribution Date) and (2) the Certificate Principal Balance of the Class M-I-7 Certificates immediately prior to such Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and
        (2) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date and
        (y) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date, less the related Overcollateralization Floor.

        Class M-I Margin: With respect to the Class M-I-1 Certificates, initially 0.580% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group I Optional Termination Date, 0.870% per annum. With respect to the Class M-I-2 Certificates, initially 1.050% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group I Optional Termination Date, 1.575% per annum. With respect to the Class M-I-3 Certificates, initially 1.300% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group I Optional Termination Date, 1.950% per annum. With respect to the Class M-I-4 Certificates, initially 1.500% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group I Optional Termination Date, 2.250% per annum. With respect to the Class M-I-5 Certificates, initially 1.800% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group I Optional Termination Date, 2.700% per annum. With respect to the Class M-I-6 Certificates, initially 1.900% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group I Optional Termination Date, 2.850% per annum. With respect to the Class M-I-7 Certificates, initially 3.500% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Group I Optional Termination Date, 5.250% per annum.

        Class M-II-1 Certificate: Any one of the Class M-II-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-II-2, Class M-II-3, Class B-II, Class R-II and Class R-III Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class M-II-2 Certificate: Any one of the Class M-II-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-II-3, Class B-II, Class R-II and Class R-III Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class M-II-3 Certificate: Any one of the Class M-II-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-II, Class R-II and Class R-III Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class R Certificate: Any one of the Class R-I, Class R-II or Class R-III Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

        Class SB Certificate: Any one of the Class SB Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, subordinate to the Class A-I Certificates and Class M-I Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans in Loan Group I as set forth in

Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Closing Date: March 30, 2004.

        Code: The Internal Revenue Code of 1986.

        Commission: The Securities and Exchange Commission.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: RAMP, Series 2004-SL1.

        Corresponding Class: With respect to each REMIC I Regular Interest other than REMIC I Regular Interests I-AA and I-ZZ, the Certificate with the corresponding designation.

     Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Group A-II Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian: A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date: March 1, 2004.

        Cut-off Date Balance: The Group I Cut-off Date Balance, Group II Cut-off Date Balance, Group III Cut-off Date Balance, Group IV Cut-off Date Balance, Group V Cut-off Date Balance, Group VI Cut-off Date Balance, Group VII Cut-off Date Balance, Group VIII Cut-off Date Balance or Group IX Cut-off Date Balance, as the case may be.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of March 2004), whether or not received.

        Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent.

Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Derivative Contract: Any ISDA Master Agreement, together with the related Schedule and Confirmation, entered into by the Trustee and a Derivative Counterparty in accordance with Section 4.10.

     Derivative Counterparty: Any counterparty to a Derivative Contract as provided in Section 4.10.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date and the Group I Loans, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date. With respect to any Distribution Date and the Group II Loans, Group III Loans, Group IV Loans, Group V Loans Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans, the second Business Day prior to such Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the related
Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the related Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as Exhibit P hereto.

        Discount Mortgage Loan: (i) Any Mortgage Loan in Loan Group V and Loan Group IX having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the related Discount Net Mortgage Rate per annum and (ii) any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate: With respect to Loan Group V and Loan Group IX, 6.00% per annum.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or (B) an account or accounts maintained in the corporate asset services department of JPMorgan Chase Bank as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account and the Reserve Fund, a trust account or accounts maintained in the corporate trust division of Deutsche Bank Trust Company Americas, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: With respect to Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX, on any Distribution Date, the portion, if any, of the related Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Group A-II Senior Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(II)(a)(ii)(Y)(D) hereof), (iii) the Class A-PO Principal Distribution Amount (determined without regard to Section 4.02(II)(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M-II, Class B-II-1 and Class B-II-2 Certificates payable from the related Available Distribution Amount.

        Eligible Master Servicing Compensation: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and amounts payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: As defined in Section 7.01.

        Excess Cash Flow: With respect to the Group I Loans and any Distribution Date, an amount equal to the sum of (A) the excess of (i) the related Available Distribution Amount for such Distribution Date over (ii) the sum of (a) the Interest Distribution Amount for such Distribution Date and (b) the Principal Remittance Amount for such Distribution Date and (B) the Overcollateralization Reduction Amount, if any, for such Distribution Date.

        Excess Loss: With respect to Loan Group I, any Excess Special Hazard Loss. With respect to Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX, any Excess Special Hazard Loss or Extraordinary Loss.

        Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss on the related Mortgage Loans, or portion thereof, that exceeds the related Special Hazard Amount.

        Exchange Act: The Securities Exchange Act of 1934, as amended.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII or Loan Group IX caused by or resulting from an Extraordinary Event.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class M-II Certificates or Class of Class B-II Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such Class or Classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(II)(b)(i)(E).

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack;

                      1. by any government or sovereign power, de jure or defacto, or by any authority maintaining or using military, naval or air forces; or

                      2. by military, naval or air forces; or

                      3. by an agent of any such government, power, authority or forces; or

                      4.  any  weapon  of  war  employing   atomic   fission  or
               radioactive force whether in time of peace or war; or

                      5. insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

        FHA: The Federal Housing Administration, or its successor.

        Final Certification: As defined in Section 2.02.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch: Fitch, Inc., or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Gross Margin: As to each adjustable rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit F-2 hereto as the "NOTE MARGIN," which percentage is added to the related Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Group A-II Certificates: Any of the Class A-II, Class A-III, Class A-IV, Class A-V, Class A- VI, Class A-VII, Class A-VIII, Class A-IX, Class A-PO, Class A-IO-1, Class A-IO-2, Class R-II, Class R-III, Class M-II and Class B-II Certificates.

        Group A-II Senior Certificates: Any of the Class A-II, Class A-III, Class A-IV, Class A-V, Class A-VI, Class A-VII, Class A-VIII, Class A-IX, Class A-PO, Class A-IO-1, Class A-IO-2, Class R-II and Class R-III Certificates.

        Group A-II Subordinate Certificates: Any of the Class M-II Certificates and Class B-II Certificates.

        Group A-II Subordinate Percentage: As of any Distribution Date and Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX, 100% minus the related Senior Percentage as of such Distribution Date.

        Group I Basis Risk Shortfall: With respect to the Class A-I Certificates and Class M-I Certificates and any Distribution Date for which the Pass-Through Rate for such Certificates is equal to the Group I Net WAC Cap Rate, the excess, if any, of (x) Accrued Certificate Interest on that Class of Certificates on such Distribution Date, using the lesser of (a) LIBOR plus the related Margin, as calculated for such Distribution Date, and (b) the Maximum Group I Rate, over
(y) Accrued Certificate Interest on the Class A-I Certificates or Class M-I Certificates, as applicable, for such Distribution Date calculated at the Group I Net WAC Cap Rate.

        Group I Basis Risk Shortfall Carry-Forward Amount: With respect to the Class A-I Certificates and Class M-I Certificates and any Distribution Date, the sum of (a) the aggregate amount of Group I Basis Risk Shortfall for such Class on such Distribution Date plus (b) any Group I Basis Risk Shortfall Carry-Forward Amount for such Class remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period), to the extent previously unreimbursed by Group I Excess Cash Flow pursuant to Section 4.02(I)(a)(xv), at a rate equal to the related Pass-Through Rate.

        Group I Cut-off Date Balance: $130,439,401.95.

        Group II Cut-off Date Balance: $4,916,166.57.

        Group III Cut-off Date Balance: $33,156,505.37.

        Group IV Cut-off Date Balance: $54,512,612.05.

        Group V Cut-off Date Balance: $35,569,298.31.

        Group VI Cut-off Date Balance: $19,619,880.77.

        Group VII Cut-off Date Balance: $182,382,131.46.

        Group VIII Cut-off Date Balance: $147,935,044.00.

        Group IX Cut-off Date Balance: $24,351,609.49.

        Group I Loan: Each Mortgage Loan designated on the Mortgage Loan Schedule attached hereto as Exhibit F-1 and Exhibit F-2.

        Group II Loan: Each Mortgage Loan designated on the Mortgage Loan Schedule attached hereto as Exhibit F-3.

        Group III Loan: Each Mortgage Loan designated on the Mortgage Loan Schedule attached hereto as Exhibit F-4.

        Group IV Loan: Each Mortgage Loan designated on the Mortgage Loan Schedule attached hereto as Exhibit F-5.

        Group V Loan: Each Mortgage Loan designated on the Mortgage Loan Schedule attached hereto as Exhibit F-6.

        Group VI Loan: Each Mortgage Loan designated on the Mortgage Loan Schedule attached hereto as Exhibit F-7.

        Group VII Loan: Each Mortgage Loan designated on the Mortgage Loan Schedule attached hereto as Exhibit F-8.

        Group VIII Loan: Each Mortgage Loan designated on the Mortgage Loan Schedule attached hereto as Exhibit F-9.

        Group IX Loan: Each Mortgage Loan designated on the Mortgage Loan Schedule attached hereto as Exhibit F-10.

        Group I Marker Rate: With respect to the Class SB Certificates and any Distribution Date, a per annum rate equal to two (2) multiplied by the weighted average of the Pass-Through Rates for each REMIC I Regular Interest (other than REMIC I Regular Interest AA), with the rates on each such REMIC I Regular Interest subject to a cap equal to the Pass-Through Rate for the Corresponding Class for such REMIC I Regular Interest, and the rate on REMIC I Regular Interest ZZ subject to a cap of zero for purposes of this calculation.

        Group I Net WAC Cap Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group I Loans using the Net Mortgage Rates in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for such Distribution Date, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

        Group I Optional Termination Date: Any Distribution Date and Loan Group I, on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans in such Loan Group is less than 10.00% of the related Cut- off Date Principal Balance.

        Group II Optional Termination Date: Any Distribution Date and Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX, on or after which the aggregate Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans in such Loan Groups is less than 1.00% of the aggregate of the Cut-off Date Principal Balances for such Mortgage Loans.

        Group I Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group I Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group II Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group II Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group III Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group III Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group IV Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group IV Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group V Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group V Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group VI Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group VI Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group VII Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group VII Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group VIII Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group VIII Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group IX Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group IX Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group I Principal Distribution Amount: With respect to any Distribution Date and Loan Group I, the lesser of (a) the excess of (x) the Available Distribution Amount for Loan Group I over (y) the Interest Distribution Amount and (b) the sum of:

        (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group I Loan;

        (ii) the Stated Principal Balance of any Group I Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 4.07 or
4.08 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Group I Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

        (iii) the principal portion of all other unscheduled collections, other than Subsequent Recoveries, on the Group I Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal of the Group I Loans pursuant to Section 3.14;

        (iv) the principal portion of any Realized Losses incurred (or deemed to have been incurred) on any Group I Loans in the calendar month preceding such Distribution Date to the extent covered by Excess Cash Flow for such Distribution Date; and

        (v) the amount of any Overcollateralization Increase Amount for such Distribution Date to the extent covered by Excess Cash Flow;

        minus

        (vi) the amount of any related Overcollateralization Reduction Amount for such Distribution Date; and

        (vii) the amount of any Capitalization Reimbursement Amount for such Distribution Date relating to the Group I Loans.

        Group I Senior Certificates: Any of the Class A-I-1, Class A-I-2 and Class R-I Certificates.

        Group I Stepdown Date: The Distribution Date which is the later to occur of (i) the Distribution Date occurring in April 2007 and (ii) the first Distribution Date on which the aggregate Stated Principal Balance of the Group I Loans as of the end of the related Due Period is less than one- half of the Group I Cut-off Date Balance.

        Group I Subordination Percentage: With respect to the Class A-I Certificates, 65.50%; with respect to the Class M-I-1 Certificates, 76.50%; with respect to the Class M-I-2 Certificates, 82.50%; with respect to the Class M-I-3 Certificates, 86.00%; with respect to the Class M-I-4 Certificates, 89.00%; with respect to the Class M-I-5 Certificates, 91.00%; with respect to the Class M-I-6 Certificates, 93.50%; with respect to the Class M-I-7 Certificates, 95.50%.

        Group II Senior Certificates: Any of the Class A-II Certificates.

        Group III Senior Certificates: Any of the Class A-III Certificates.

        Group IV Senior Certificates: Any of the Class A-IV Certificates.

     Group V Senior Certificates: Any of the Class A-V, Class R-II and Class R-III Certificates.

        Group VI Senior Certificates: Any of the Class A-VI Certificates.

        Group VII Senior Certificates: Any of the Class A-VII Certificates.

        Group VIII Senior Certificates: Any of the Class A-VIII Certificates.

        Group IX Senior Certificates: Any of the Class A-IX Certificates.

        Group I Trigger Event: A Group I Trigger Event is in effect with respect to any Distribution Date if either (i) (A) with respect to any Distribution Date (other than the first Distribution Date), the three-month average (or two month-average in the case of the second Distribution Date) of the Sixty- Plus Delinquency Percentage, as determined on such Distribution Date and the immediately preceding two Distribution Dates (or immediately preceding Distribution Date in the case of the second Distribution Date), equals or exceeds 40.00% of the Senior Enhancement Percentage or (B) with respect to the first Distribution Date, the Sixty-Plus Delinquency Percentage, as determined on such Distribution Date, equals or exceeds 40.00% of the Group I Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses on the Group I Loans as a percentage of the Group I Cut-off Date Balance exceeds the applicable amount set forth below:


April                              2007  to  March  2008..........   3.00%  with
                                   respect  to April  2007,  plus an  additional
                                   1/12th of 1.00% for each month thereafter.
April                              2008  to  March  2009..........   4.00%  with
                                   respect  to April  2008,  plus an  additional
                                   1/12th of 0.75% for each month thereafter.
April                              2009  to  March  2010..........   4.75%  with
                                   respect  to April  2009,  plus an  additional
                                   1/12th of 0.25% for each month thereafter.
April                              2010 and thereafter......... 5.00%.

        Hazardous Materials: Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in progress" or similar classification which would, if classified unusable, be included in the foregoing definition.

        High Cost Loan: The Mortgage Loans set forth hereto as Exhibit O that are subject to special rules, disclosure requirements and other provisions that were added to the Federal Truth in Lending Act by the Home Ownership and Equity Protection Act of 1994.

        Highest Priority: As of any date of determination and any Loan Group, the Class of Class M-II Certificates or Class B-II Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(II)(a), in the following order: Class M-II-1, Class M-II-2, Class M-II-3, Class B-II-1, Class B-II-2 and Class B-II-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Index: With respect to any adjustable rate Mortgage Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

        Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Interest Only Certificates and the Class R-I Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Initial Notional Amount: With respect to any Class A-IO-1 Certificates or Subclass thereof issued pursuant to Section 5.01(d), the aggregate Cut-off Date Principal Balance of the Group II Loans, Group III Loans, Group IV Loans and Group V Loans corresponding to the Uncertificated Class A-IO-1 REMIC III Regular Interests represented by such Class or Subclass on such date. With respect to any Class A-IO-2 Certificates or Subclass thereof issued pursuant to
Section 5.01(d), the aggregate Cut-off Date Principal Balance of the Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans corresponding to the Uncertificated Class A-IO-2 REMIC III Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Class M-II Certificates or Class B-II Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Group A-II Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX as of the Cut-off Date as follows:

        Class M-II-1: 1.50%                 Class B-II-1: 0.10%
        Class M-II-2: 0.20%                 Class B-II-2: 0.05%
        Class M-II-3: 0.10%                 Class B-II-3: 0.15%

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest Accrual Period: With respect to the Class A-I Certificates and Class M-I Certificates, (i) with respect to the Distribution Date in April 2004, the period commencing on the Closing Date and ending on the day preceding the Distribution Date in April 2004, and (ii) with respect to any Distribution Date after the Distribution Date in April 2004, the period commencing on the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date. With respect to any Group A-II Certificates and Class SB Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest Distribution Amount: The sum of the Class A-I, Class M-I-1, Class M-I-2, Class M-I- 3, Class M-I-4, Class M-I-5, Class M-I-6 and Class M-I-7 Interest Distribution Amounts.

        Interest Only Certificate: Any of the Class A-IO-1 Certificates and Class A-IO-2 Certificates.

        Interim Certification: As defined in Section 2.02.

        Interested Person: As of any date of determination, the Depositor, the Master Servicer, the Trustee, any Mortgagor, any manager of a Mortgaged Property, or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

        LIBOR Rate Adjustment Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

     Limited Repurchase Right Holder: RFC Asset Holdings II, Inc., or its successor.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan Group: With respect to the Class A-I, Class M-I and Class R-I Certificates and REMIC I Regular Interests AA, A-I-1, A-I-2, M-I-1, M-I-2, M-I-3, M-I-4, M-I-5, M-I-6 and M-I-7, the Group I Loans; with respect to the Class A-II Certificates and REMIC II Regular Interests II-A and II-ZZZ, the Group II Loans; with respect to the Class A-III Certificates and REMIC II Regular Interests III-A and III-ZZZ, the Group III Loans; with respect to the Class A-IV Certificates and REMIC II Regular Interests IV-A and IV-ZZZ, the Group IV Loans; with respect to the Class A-V, Class R-II and Class R-III Certificates and REMIC II Regular Interests V-A, V-PO and V-ZZZ, the Group V Loans; with respect to the Class A-VI Certificates and REMIC II Regular Interests VI-A and IV-ZZZ, the Group VI Loans; with respect to the Class A-VII Certificates and REMIC II Regular Interests VII-A and VII- ZZZ, the Group VII Loans; with respect to the Class A-VIII Certificates and REMIC II Regular Interests VIII-A and VIII-ZZZ, the Group VIII Loans; with respect to the Class A-IX Certificates and REMIC II Regular Interests IX-A, IX-PO and IX-ZZZ, the Group IX Loans; with respect to the Class A-IO-1 Certificates, the Group II Loan, Group III Loans, Groups IV Loans and Group V Loans; with respect to the Class A-IO-2 Certificates, the Group VI Loans, Group VII Loans, Group VIII and Group IX Loans; with respect to the Class A-PO Certificates, the Group V Loans and Group IX Loans; with respect to the Class M-II Certificates and Class B-II Certificates, the Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Class M-II Certificates or Class B-II Certificates, any other Class of Class M-II Certificates or Class B-II Certificates then outstanding with a later priority for payments pursuant to Section 4.02(II)(a).

        Lowest Priority: As of any date of determination, the Class of Class M-II Certificates or Class B-II Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(II)(a), in the following order:
Class B-II-3, Class B-II-2, Class B-II-1, Class M-II-3, Class M-II-2 and Class M-II-1 Certificates.

        Margin: With respect to the Class A-I Certificates and Class M-I Certificates, the applicable Class A-I Margin or Class M-I Margin.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I, REMIC II and REMIC III, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is the date set forth in the Preliminary Statement.

        Maximum Group I Rate: With respect to the Class A-I Certificates and Class M-I Certificates and any Interest Accrual Period, 14.00% per annum.

        Maximum Mortgage Rate: As to any adjustable rate Group I Loan, the rate indicated in Exhibit F-2 hereto as the "NOTE CEILING," which rate is the maximum interest rate that may be applicable to such adjustable rate Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net Mortgage Rate: As to any Group I Loan and any date of determination, the Maximum Mortgage Rate minus the sum of (i) the Subservicing Fee Rate and (ii) the Servicing Fee Rate.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Minimum Mortgage Rate: As to any adjustable rate Group I Loan, the greater of (i) the Note Margin and (ii) the rate indicated in Exhibit F-2 hereto as the "NOTE FLOOR", which rate may be applicable to such adjustable rate Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F-1, Exhibit F-2, Exhibit F-3, Exhibit F-4, Exhibit F-5, Exhibit F-6, Exhibit F-7, Exhibit F-8, Exhibit F-9 and Exhibit F-10 (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage
Loan:

        (i) the Mortgage Loan identifying number ("RFC LOAN #");

        (ii) [reserved];

        (iii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans and if such Mortgage Loan is a Balloon Loan, the amortization thereof;

        (iv) the Mortgage Rate as of the Cut-off Date ("ORIG RATE")

        (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

        (vi) the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

        (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

        (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (ix) the Loan-to-Value Ratio at origination ("LTV");

        (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

        (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

        (xii) the Maximum Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE CEILING");

        (xiii) the Maximum Net Mortgage Rate for the adjustable rate Mortgage Loans ("NET CEILING");

        (xiv) the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

        (xv) the first Adjustment Date after the Cut-off Date for the adjustable rate Mortgage Loans ("NXT INT CHG DT");

        (xvi) the Periodic Cap for the adjustable rate Mortgage Loans ("PERIODIC DECR" or "PERIODIC INCR"); and

        (xvii) the rounding of the semi-annual or annual adjustment to the Mortgage Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD").

        Such schedules may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit F-1, F-2, F-3, F-4 F-5, F-6, F-7, F-8, F-9 or F-10 hereto, except in the case of the adjustable rate Mortgage Loans indicated by an "X" on Exhibit F-2 hereto under the heading "NOTE METHOD"), of the related Index plus the Note Margin, in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor: The obligor on a Mortgage Note.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the sum of (i) the related Servicing Fee Rate and
(ii) the related Subservicing Fee Rate.

        Non-Discount Mortgage Loan: Any Mortgage Loan in Loan Group V and Loan Group IX that is not a Discount Mortgage Loan from such Loan Group and any Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV, Loan Group VI, Loan Group VII and Loan Group VIII.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives unpaid Monthly Payments or other amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Advances shall be deemed to be nonrecoverable; provided, however, that in connection with the foregoing, the Master Servicer shall provide an Officers' Certificate as described below. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer, Responsible Officer or Vice President or its equivalent or senior officer of the Master Servicer, delivered to the Depositor, the Trustee and the Master Servicer setting forth such determination, which shall include any other information or reports obtained by the Master Servicer such as property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Note Margin: As to each adjustable rate Group I Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit F-1 hereto as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

        Notice: As defined in Section 4.04.

        Notional Amount: As of any Distribution Date, with respect to any Class A-IO-1 Certificates or Subclass thereof issued pursuant to Section 5.01(d), the aggregate Stated Principal Balance of the Group II Loans, Group III Loans, Group IV Loans and Group V Loans corresponding to the Uncertificated Class A-IO-1 REMIC III Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). As of any Distribution Date, with respect to any Class A-IO-2 Certificates or Subclass thereof issued pursuant to Section 5.01(d), the aggregate Stated Principal Balance of the Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans corresponding to the Uncertificated Class A-IO-2 REMIC III Regular Interests represented by such

Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I, REMIC II or REMIC III as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04, 4.07 or 4.08.

        Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Group I Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A-I Certificates and Class M-I Certificates as of such date, before taking into account distributions of principal to be made on such Distribution Date.

        Overcollateralization Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the Excess Cash Flow for such Distribution Date available to make payments pursuant to Section
4.02(I)(a)(xii),   and  (ii)  the   excess,   if  any,   of  (x)  the   Required
Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date.

        Overcollateralization Floor: As to Loan Group I, an amount equal to 0.50% of the Group I Cut-off Date Balance.

        Overcollateralization Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on such Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for such Distribution Date and (ii) the Principal Remittance Amount for such Distribution Date.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A-I Certificates and each Interest Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the related Class A-I Margin, (ii) the

Maximum Group I Rate and (iii) the Group I Net WAC Cap Rate. With respect to the Class M-I Certificates and each Interest Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the related Class M-I Margin, (ii) the Maximum Group I Rate and (iii) the Group I Net WAC Cap Rate. The Class R-I Certificates shall have a pass-through rate equal to 0.00%. For federal income tax purposes, however, the amount determined under each clause (iii) in this paragraph shall be the equivalent of the foregoing, expressed as the weighted average of the REMIC I Pass-Through Rates for REMIC I Regular Interests, weighted on the basis of the Uncertificated Principal Balance thereof for such Distribution Date, multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

        With respect to the Class A-II, Class A-III, Class A-IV, Class A-V, Class A-VI, Class A-VII, Class A-VIII, Class A-IX, Class R-II and Class R-III Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-PO Certificates, a per annum rate of 0.00%; such Certificates are not entitled to Accrued Certificate Interest. With respect to the Class A-IO-1 Certificates or any Subclass thereof issued pursuant to Section 5.01(d) and any Distribution Date, the weighted average of the Pool Strip Rates of each Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV and Loan Group V (other than any Discount Mortgage Loans in Loan Group V) corresponding to the Uncertificated Class A-IO-1 REMIC III Regular Interests represented by such Class or Subclass on such date. With respect to the Class A-IO-2 Certificates or any Subclass thereof issued pursuant to Section 5.01(d) and any Distribution Date, the weighted average of the Pool Strip Rates of each Mortgage Loan in Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX (other than any Discount Mortgage Loans in Loan Group IX) corresponding to the Uncertificated Class A-IO-2 REMIC III Regular Interests represented by such Class or Subclass on such date. With respect to the Class M-II Certificates and Class B-II Certificates and any Distribution Date, the weighted average of the Pass-Through Rates of the Class A-II, Class A-III, Class A-IV, Class A-V, Class A-VI, Class A-VII, Class A-VIII and Class A-IX Certificates, weighted in proportion to the results of subtracting from each related Loan Group (other than the portion attributable to the Class A-PO Certificates), the aggregate Certificate Principal Balance of the related Senior Certificates (other than the Class A-PO Certificates).

        With respect to the Class SB Certificates, a per annum rate equal to the percentage equivalent of a fraction (x) the numerator of which is the sum, for each REMIC I Regular Interest, of the excess of the REMIC I Pass-Through Rate for such REMIC I Regular Interest over the Group I Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of such REMIC I Regular Interest and (y) the denominator of which is the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests.

     Paying Agent: Deutsche Bank Trust Company Americas or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Periodic Cap: With respect to each adjustable rate Group I Loan, the periodic rate cap that limits the increase or the decrease of the related
Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments: One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pool Strip Rate: With respect to each Mortgage Loan in Loan Group II, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 8.50% per annum. With respect to each Mortgage Loan in Loan Group III, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 7.00% per annum. With respect to each Mortgage Loan in Loan Group IV, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.50% per annum. With respect to each Mortgage Loan in Loan Group V (other than any Discount Mortgage Loans in Loan Group V), a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.00% per annum. With respect to each Mortgage Loan in Loan Group VI, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 8.50% per annum. With respect to each Mortgage Loan in Loan Group VII, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such

Mortgage Loan over (b) 7.00% per annum. With respect to each Mortgage Loan in Loan Group VIII, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.50% per annum. With respect to each Mortgage Loan in Loan Group IX (other than any Discount Mortgage Loans in Loan Group IX), a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.00% per annum.

        Prepayment Assumption: With respect to the Class A, Class M and Class B Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 25% CPR with respect to the Group I Loans, 55% CPR with respect to the Group II Loans, 50% CPR with respect to the Group III Loans, 45% CPR with respect to the Group IV Loans, 40% CPR with respect to the Group V Loans, 55% CPR with respect to the Group VI Loans, 50% CPR with respect to the Group VII Loans, 45% CPR with respect to the Group VIII Loans and 40% CPR with respect to the Group IX Loans.

        Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Group A-II Subordinate Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date for which the related Senior Accelerated Distribution Percentage is equal to 100%, 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Group A-II Subordinate Certificates are outstanding:

                      (a) in the case of the  Class of  Group  A-II  Subordinate
               Certificates then outstanding with the Highest Priority and each other Class of Group A-II Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of
               (1) the Class of Group A-II Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Group A-II Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in the case of each other Class of Group A-II Subordinate Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 of this Agreement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Group A-II Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the

        Prepayment Distribution Percentage of each other Class of Group A-II Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the related Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the related Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each related Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each related Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Group A-II Subordinate Certificates (other than the Class M-II-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Group A-II Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the related Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Group A-II Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period in the case of a Group I Loan, and a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month in the case of a Group II Loan, Group III Loan, Group IV Loan, Group V Loan, Group VI Loan, Group VII Loan, Group VIII Loan or Group IX Loan, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full on any Mortgage Loan in Loan Group I, the calendar month preceding the month of distribution. As to any Distribution Date and Principal Prepayment in Full on any Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII or Loan Group IX, the period commencing on the 16th day of the month prior to the month prior to the month in which such Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F-1, F-2, F-3, F-4 F-5, F-6, F-7, F-8, F-9 or F-10 with the exception of either code "23" or "96" under the column "MI CO CODE".

        Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Group I Principal Distribution Amount for such Distribution Date.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08, an amount equal to the sum of (i) (a) if such Mortgage Loan (or REO Property) is being purchased pursuant to Sections 2.02, 2.03, 2.04 or 4.07 of this Agreement, 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances or (b) if such Mortgage Loan (or REO Property) is being purchased pursuant to Section 4.08 of this Agreement, the greater of (1) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances on such Mortgage Loan (or REO Property) and (2) the fair market value thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to, but not including, the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) in the case of the adjustable rate Mortgage Loans, (w) have a Mortgage Rate that adjusts with the same frequency and based upon the same Index as that of the Deleted Mortgage Loan, (x) have a Note Margin not less than that of the Deleted Mortgage Loan; (y) have a Periodic Rate Cap that is equal to that of the Deleted Mortgage Loan; and (z) have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

        Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Interest Only Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R-III Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Standard & Poor's, Moody's and Fitch. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received.

        To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date and each Class of Certificates (other than the Class A-I Certificates and Class M-I Certificates which are Book-Entry Certificates), the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and the Class A-I Certificates and Class M-I Certificates which are Book-Entry Certificates, the close of business on the Business Day prior to such Distribution Date.

     Regular Certificates: The Class A Certificates, Class M Certificates, Class B-II Certificates and Class SB Certificates.

        Regular Interest: Any one of the regular interests in the Trust Fund.

        Relief Act: The Servicemembers Civil Relief Act.

     Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans in Group I Loans and the related Mortgage Files; (ii) all payments on and collections in respect of such Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund I, including the proceeds from the liquidation of Pledged Assets for any Pledged Asset Loan;
(iii) property which secured a Group I Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;
(iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Group I Loans, if any, and the Pledged Assets with respect to each Pledged Asset Loan; and (v) all proceeds of clauses (i) through (iv) above.

        REMIC I Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests then outstanding and (ii) the REMIC I Pass-Through Rate for REMIC I Regular Interest AA minus the Group I Marker Rate, divided by (b) 12.

        REMIC I Overcollateralized Amount: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC I Regular Interests minus (ii) the aggregate Uncertificated Principal Balances of the REMIC I Regular Interests (other than REMIC I Regular Interests AA and ZZ), in each case as of such date of determination.

        REMIC I Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group I Loans using the Net Mortgage Rates in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for such Distribution Date.

        REMIC I Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group I Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the sum of the Uncertificated
Principal Balances of REMIC I Regular Interests A-I-1, A-I-2, M-I-1, M-I-2, M-I-3, M-I-4, M-I-5, M-I-6 and M-I-7 and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC I Regular Interests A-I-1, A-I-2, M-I-1, M-I-2, M-I-3, M-I-4, M-I-5, M-I-6, M-I-7 and ZZ.

     REMIC  I  Required   Overcollateralization   Amount:  1%  of  the  Required
Overcollateralization Amount.

        REMIC I Regular Interests: REMIC I Regular Interest AA, REMIC I Regular Interest A-I-1, REMIC I Regular Interest A-I-2, REMIC I Regular Interest M-I-1, REMIC I Regular Interest M-I-2, REMIC I Regular Interest M-I-3, REMIC I Regular Interest M-I-4, REMIC I Regular Interest M-I-5, REMIC I Regular Interest M-I-6, REMIC I Regular Interest M-I-7 and REMIC I Regular Interest ZZ.

        REMIC I Regular Interest AA: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest A-I-1: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest A-I-2: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest M-I-1: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest M-I-2: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest M-I-3: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest M-I-4: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest M-I-5: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest M-I-6: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest M-I-7: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest ZZ: A regular interest in REMIC I that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest ZZ Maximum Interest Deferral Amount: With respect to any Distribution Date, the excess of (i) Uncertificated Accrued Interest calculated with the REMIC I Pass- Through Rate for REMIC I Regular Interest ZZ and an Uncertificated Principal Balance equal to the excess of (x) the Uncertificated Principal Balance of REMIC I Regular Interest ZZ over (y) the REMIC I Overcollateralized Amount, in each case for such Distribution Date, over
(ii) the sum of Uncertificated Accrued Interest on REMIC I Regular Interests A-I-1, A-I-2, and M-I-1 through M-I-7, with the rate on each such REMIC I
Regular Interest subject to a cap equal to the Pass-Through Rate for the Corresponding Class for the purpose of this calculation.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX and the related Mortgage Files; (ii) all payments on and collections in respect of such Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund II, including the proceeds from the liquidation of Pledged Assets for any Pledged Asset Loan; (iii) property which secured a Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;
(iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any, and the Pledged Assets with respect to each Pledged Asset Loan; and (v) all proceeds of clauses (i) through (iv) above.

        REMIC II Pass-Through Rate: With respect to REMIC II Regular Interest II-A and II-ZZZ, 8.50%; with respect to REMIC II Regular Interest III-A and III-ZZZ, 7.00%; with respect to REMIC II Regular Interest IV-A and IV-ZZZ, 6.50%; with respect to REMIC II Regular Interest V-A and V- ZZZ, 6.00%; with respect to REMIC II Regular Interest VI-A and VI-ZZZ, 8.50%; with respect to

REMIC II Regular Interest VII-A and VII-ZZZ, 7.00%; with respect to REMIC II Regular Interest VIII-A and VIII-ZZZ, 6.50%; with respect to REMIC II Regular Interest IX-A and IX-ZZZ, 6.00%; with respect to REMIC II Regular Interest V-PO and IX-PO, 0.000%; with respect to each Uncertificated REMIC II A-IO-1 Regular Interest, the Pool Strip Rate for the related Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV or Loan Group V (other than any Discount Mortgage Loans in Loan Group V); and with respect to each Uncertificated REMIC II A-IO-2 Regular Interest, the Pool Strip Rate for the related Mortgage Loan in Loan Group VI, Loan Group VII, Loan Group VIII or Loan Group IX (other than any Discount Mortgage Loans in Loan Group IX).

        REMIC II Regular Interests: REMIC II Regular Interest II-A, REMIC II Regular Interest II- ZZZ, REMIC II Regular Interest III-A, REMIC II Regular Interest III-ZZZ, REMIC II Regular Interest IV-A, REMIC II Regular Interest IV-ZZZ, REMIC II Regular Interest V-A, REMIC II Regular Interest V-ZZZ, REMIC II Regular Interest V-PO, REMIC II Regular Interest VI-A, REMIC II Regular Interest VI-ZZZ, REMIC II Regular Interest VII-A, REMIC II Regular Interest VII-ZZZ, REMIC II Regular Interest VIII-A, REMIC II Regular Interest VIII-ZZZ, REMIC II Regular Interest IX-A, REMIC II Regular Interest IX-ZZZ, REMIC II Regular Interest IX-PO, each Uncertificated REMIC II A-IO-1 Regular Interest and each Uncertificated REMIC II A-IO-2 Regular Interest.

        REMIC II Regular Interest II-A: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest II-ZZZ: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest III-A: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest III-ZZZ: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest IV-A: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest IV-ZZZ: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest V-A: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest V-ZZZ: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest V-PO: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest VI-A: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest VI-ZZZ: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest VII-A: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest VII-ZZZ: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest VIII-A: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest VIII-ZZZ: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal

Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest IX-A: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest IX-ZZZ: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest IX-PO : A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Subordinated Balance Ratio: The ratio among the Uncertificated Principal Balances of each REMIC II Regular Interest ending with the designation "A", equal to the ratio among, with respect to each such REMIC II Regular Interest, the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group over (y) the current Certificate Principal Balance of related Class A Certificates (including, in the case of REMIC II Regular Interests V-A and IX-A, the related portion of the Class A-PO Certificates).

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate, that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Repurchase Event: As defined in the Assignment Agreement.

        Repurchase Price: With respect to any Deleted Mortgage Loan to be replaced by the substitution of one or more Qualified Substitute Mortgage Loans pursuant to Section 2.03, an amount, calculated by the Master Servicer equal to:(a) the unpaid principal balance of such Mortgage Loan (or, in the case of any REO Property, the related Mortgage Loan) (after application of all principal payments (including prepayments) collected and other principal amounts recovered on such Mortgage Loan) as of the date of receipt of the Repurchase Price or the date of substitution, as the case may be, hereunder; plus(b) unpaid interest accrued on such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, at the related Mortgage Rate (after application of all interest payments collected and other amounts recovered (and applied to accrued interest) on such Mortgage Loan) to, but not including, the Due Date in the Due Period during which the applicable purchase or substitution occurs; plus(c) any unreimbursed Servicing Advances, all accrued and unpaid interest on Advances, any unpaid servicing compensation (other than Master Servicer fees), and any unpaid or unreimbursed expenses of the Trust Fund allocable to such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, as of the date of receipt of such Repurchase Price or the date of substitution, as the case may be, hereunder; plus(d) in the event that such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, is required to be repurchased or replaced pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase or replacement obligation, including any expenses arising out of the enforcement of the repurchase or replacement obligation.

        Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Overcollateralization Amount: As of any Distribution Date, (a) if such Distribution Date is prior to the Group I Stepdown Date, 2.25% of the Group I Cut-off Date Balance, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) 4.50% of the then current aggregate Stated Principal Balance of the Group I Loans as of the end of the related Due Period and (ii) the related Overcollateralization Floor. The Required Overcollateralization Amount may be reduced from time to time with notification to each of the Rating Agencies and without the consent of the Certificateholders.

        Reserve Fund: An "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class SB Certificates and which is established and maintained pursuant to Section 4.09.

        Reserve Fund Deposit: With respect to the Reserve Fund, an amount equal to $5,000, which the Trustee shall deposit into the Reserve Fund upon its receipt from the Depositor pursuant to Section 4.09 hereof.

        Reserve Fund Residual Right: The right to distributions from the Reserve Fund as described in Section 4.09 hereof.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred and with direct responsibility for the administration of this Agreement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as Exhibit P hereof.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Senior Accelerated Distribution Percentage: With respect to Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX and any Distribution Date occurring during the first five years after the Closing Date, 100%. With respect to any Distribution Date thereafter and each Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX, as follows:

        (i) for any Distribution Date during the sixth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 70% of the related Group A-II Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date during the seventh year after the Closing Date, the related Senior Percentage for such Distribution Date plus 60% of the related Group A-II Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date during the eighth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 40% of the related Group A-II Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date during the ninth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 20% of the related Group A-II Subordinate Percentage for such Distribution Date; and

        (v)    for  any  Distribution   Date  thereafter,   the  related  Senior
               Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the related Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans in all of the related Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Group A-II Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of the Mortgage Loans in all of the related Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all such Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the related Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Group A-II Subordinate Certificates or

               (b)(1) the outstanding principal balance of the Mortgage Loans in all of the related Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all such Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans in all of the related Loan Groups to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Group A-II Subordinate Certificates, and

        (ii) that for any Distribution Date on which the weighted average of the Senior Percentages for each related Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each such Loan

               Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-PO Certificates) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificates: Any of the Group I Senior Certificates, the Group II Senior Certificates, Group III Senior Certificates, the Group IV Senior Certificates Group V Senior Certificates, the Group VI Senior Certificates, the Group VII Senior Certificates, the Group VIII Senior Certificates or the Group IX Senior Certificates as the context requires.

        Senior Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4, Class M-I-5, Class M-I-6 and Cass M-I-7 Certificates and (ii) the Overcollateralization
Amount, in each case prior to the distribution of the Group I Principal Distribution Amount on such Distribution Date, by (y) the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on such Distribution Date.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of (a) the Class A-II Certificates, (b) the Class A-III Certificates, (c) the Class A-IV Certificates,(d) the Class A-V Certificates, (e) the Class A-VI Certificates, (f) the Class A-VII Certificates,
(g) the Class A-VIII Certificates or (h) the Class A-IX Certificates, in each case immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of the Stated Principal Balance of each related Discount Mortgage Loan) in the related Loan Group immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the related Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to
Section 4.02(II)(a)(i) and Section 4.02(II)(a)(ii)(X) of this Agreement, and (b) the sum of the amounts required to be distributed to the related Senior Certificateholders on such Distribution Date pursuant to Section 4.02(II)(a)(ii)(Y) of this Agreement.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07 and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the

Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

        Servicing Fee Rate: The sum of the per annum rates designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Sixty-Plus Delinquency Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of the Group I Loans that are 60 or more days delinquent in payment of principal and interest for such Distribution Date, including Group I Loans in foreclosure and REO Properties, over (y) the aggregate Stated Principal Balance of all of the Group I Loans immediately preceding such Distribution Date.

        Special Hazard Amount: As of any Distribution Date and Loan Group I, an amount equal to $1,837,743 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the related Mortgage Loans through Subordination in accordance with Section 4.05 plus any Excess Special Hazard Losses on the non-related Mortgage Loans allocated to the related group as set forth in
Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in Loan Group I that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all related Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the related Mortgage Loans in any single five-digit California zip code area with the largest amount of related Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of

(i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans in such Loan Group on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the related Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the related Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 15.99% (which percentage is equal to the percentage of Mortgage Loans in such Loan Group initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan in such Loan Group secured by a Mortgaged Property located in the State of California. The Special Hazard Amount for such Loan Group may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A-I Certificates and Class M-I Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        As of any Distribution Date and Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX collectively, an amount equal to $5,042,432 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the related Mortgage Loans through Subordination in accordance with Section 4.05 plus any Excess Special Hazard Losses on the non-related Mortgage Loans allocated to the related groups as set forth in Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the related Loan Groups that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans in such Loan Groups on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in such Loan Groups in any single five-digit California zip code area with the largest amount of Mortgage Loans in such Loan Groups by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans in such Loan Groups on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans in such Loan Groups secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date)  of all of  such  Mortgage  Loans,  expressed  as a  percentage,  and  the denominator of which is equal to 37.08% (which percentage is equal to the percentage of Mortgage Loans in such Loan Groups initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan in such Loan Groups secured by a Mortgaged Property located in the State of California. The Special Hazard Amount for such Loan Groups may be further reduced by the Master

Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Group A-II Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss, as applicable.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) Cut-off Date Principal Balance of the Mortgage Loan, plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (x) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period commencing on the first Due Period after the Cut-Off Date and ending with the Due Period related to the most recent Distribution Date which were received or with respect to which an Advance was made, (y) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (z) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-IO-1 Certificates, any Subclass thereof issued pursuant to Section 5.01(d). Any such Subclass will represent the Uncertificated Class A-IO-1 REMIC III Regular Interest or Interests specified by the initial Holder of the Class A-IO-1 Certificates pursuant to Section 5.01(d). With respect to the Class A-IO-2 Certificates, any Subclass thereof issued pursuant to Section 5.01(d). Any such Subclass will represent the Uncertificated Class A-IO-2 REMIC III Regular Interest or Interests specified by the initial Holder of the Class A-IO-2 Certificates pursuant to Section 5.01(d).

        Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

     Subordinate Class Percentage: With respect to any Distribution Date and any Class of Group A-II Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Group A-II Subordinate Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX (or related REO Properties) (other than the related Discount Fraction of the Stated Principal Balance of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Group A-II Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(II)(a)(ii)(Y)(A) of this Agreement (without giving effect to the related Senior Percentage), to the extent not payable to the related Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Group A-II Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(II)(a)(ii)(Y)(B)(b) of this Agreement (without giving effect to the related Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the related Senior
Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the related Senior Certificates; (iv) if such Class is the Class of Group A-II Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Group A-II Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Group A-II Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Group A-II Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of
Certificates immediately prior to such date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date for the related Mortgage Loans, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Group A-II Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-PO Certificates, without giving effect to any reductions for the related Capitalization Reimbursement Amount.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

        Subservicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I, REMIC II and REMIC III due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  Trust Fund I and/or Trust Fund II, as applicable.

        Trust Fund I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans in Group I Loans and the related Mortgage Files; (ii) all payments on and collections in respect of such Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund I, including the proceeds from the liquidation of Pledged Assets for any Pledged Asset Loan;
(iii) property which secured a Group I Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;
(iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Group I Loans, if any, and the Pledged Assets with respect to each Pledged Asset Loan; and (v) all proceeds of clauses (i) through (iv) above.

        Trust  Fund  II:  The  segregated   pool  of  assets   subject   hereto,
constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX and the related Mortgage Files; (ii) all payments on and collections in respect of such Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund II, including the proceeds from the liquidation of Pledged Assets for any Pledged Asset Loan; (iii) property which secured a Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any, and the Pledged Assets with respect to each Pledged Asset Loan; and (v) all proceeds of clauses
(i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uncertificated Accrued Interest: With respect to each Distribution Date, as to any REMIC I Regular Interest, REMIC II Regular Interest and Uncertificated REMIC III Regular Interest, interest accrued during the related Interest Accrual Period at the related Uncertificated Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount thereof immediately prior to such Distribution Date. Uncertificated Accrued Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Uncertificated Accrued Interest on any REMIC I Regular Interest and REMIC II Regular Interest will be reduced by the amount of: (i) Prepayment Interest Shortfalls on all Mortgage Loans, (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses on all Mortgage Loans (including Excess Special Hazard Losses and Extraordinary Losses), (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses or Extraordinary Losses, and (iv) any other interest shortfalls, including interest that is not collectible from the Mortgagor pursuant to the Relief Act, with all such reductions allocated among all of the REMIC I Regular Interests and REMIC II Regular Interests in proportion to their respective amounts of Uncertificated Accrued Interest payable on such Distribution Date absent such reductions.

        With respect to each Distribution Date, as to each Uncertificated Class A-I-IO REMIC III Regular Interest or Uncertificated Class A-IO-2 REMIC III Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof with respect to the Class A-IO-1 Certificates or Class A-IO-2 Certificates, as the case may be, or the related Subclass, if the Pass-Through Rate on such Certificate or Subclass were equal to the related Uncertificated Pass-Through Rate and the notional amount of such Certificate or Subclass were equal to the related Uncertificated Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-IO-1 Certificates or Class A-IO-2 Certificates, as the case may be, pursuant to
Section 4.05 hereof shall be allocated to the Uncertificated Class A-IO-1 REMIC III Regular Interests or Uncertificated Class A-IO-2 REMIC III Regular Interests, respectively, in each case pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Class A-IO-1 REMIC III Regular Interest or Uncertificated Class A-IO-2 REMIC III Regular Interest, as the case may be, and such Distribution Date.

        Uncertificated Class A-IO-1 REMIC III Regular Interests: The 631 uncertificated partial undivided beneficial ownership interests in the Trust Fund, relating to each Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV and Loan Group V (other than any Discount Mortgage Loans in Loan Group
V), having a Net Mortgage Rate greater than 8.50%, 7.00%, 6.50% and 6.00%, respectively, identified on the related Mortgage Loan Schedule, each having no principal balance, and each bearing interest at a per annum rate equal to the related Pool Strip Rate on a notional balance equal to the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated Class A-IO-2 REMIC III Regular Interests: The 1,158 uncertificated partial undivided beneficial ownership interests in the Trust Fund, relating to each Non-Discount Mortgage Loan in Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX (other than any Discount Mortgage Loan in Loan Group IX), having a Net Mortgage Rate greater than 8.50%, 7.00%, 6.50% and 6.00%, respectively, identified on the related Mortgage Loan Schedule, each having no principal balance, and each bearing interest at a per annum rate equal to the related Pool Strip Rate on a notional balance equal to the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated Notional Amount: With respect to each Uncertificated REMIC II A-IO-1 Regular Interest, an amount equal to the Stated Principal Balance of the related Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV and Loan Group V (other than any Discount Loans in Loan Group V). With respect to each Uncertificated REMIC II A-IO-2 Regular Interest, an amount equal to the Stated Principal Balance of the related Mortgage Loan in Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX (other than any Discount Mortgage Loans in Loan Group IX). With respect to each Uncertificated Class A-IO-1 REMIC III Regular Interest, the Uncertificated

Notional Amount of the related Uncertificated REMIC II A-IO-1 Regular Interest, provided, however, that for federal income tax purposes, each Uncertificated Class A-IO-1 REMIC III Regular Interest shall not have an Uncertificated Notional Amount, and Uncertificated Accrued Interest with respect thereto shall be an amount equal to 100% of the amount distributed on the related REMIC II A-IO-1 Regular Interest. With respect to each Uncertificated Class A-IO REMIC III Regular Interest, the Uncertificated Notional Amount of the related Uncertificated REMIC II A-IO-2 Regular Interest, provided, however, that for federal income tax purposes, each Uncertificated Class A-IO-2 REMIC III Regular Interest shall not have an Uncertificated Notional Amount, and Uncertificated Accrued Interest with respect thereto shall be an amount equal to 100% of the amount distributed on the related REMIC II A-IO-2 Regular Interest.

        Uncertificated Pass-Through Rate: Any REMIC I Pass-Through Rate or REMIC II Pass- Through Rate, and with respect to each Uncertificated Class A-IO-1 REMIC III Regular Interest or Uncertificated Class A-IO-2 REMIC III Regular
Interest, a per annum rate equal to the Pool Strip Rate with respect to the related Mortgage Loan. For federal income tax purposes, however, each Uncertificated Class A-IO-1 REMIC III Regular Interest and Uncertificated Class A-IO-2 REMIC III Regular Interest shall not have an Uncertificated Pass-Through Rate, and Uncertificated Accrued Interest with respect thereto shall be an amount equal to 100% of the amount distributed on the related REMIC II A-IO-1 Regular Interest or REMIC II A-IO-2 Regular Interest, respectively.

        Uncertificated Principal Balance: With respect to each REMIC I Regular Interest and REMIC II Regular Interest on any date of determination, the amount set forth in the Preliminary Statement hereto minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to
Section 10.04 and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such REMIC I Regular Interest and REMIC II Regular Interest pursuant to Section 10.04.

        Uncertificated REMIC II A-IO-1 Regular Interests: The 631 uncertificated partial undivided beneficial ownership interests in REMIC III, relating to each Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV and Loan Group V (other than any Discount Mortgage Loans in Loan Group V), each relating to a particular Mortgage Loan identified on the related Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the related Uncertificated Pass-Through Rate on the related Uncertificated Notional Amount.

        Uncertificated REMIC II A-IO-2 Regular Interests: The 1,158 uncertificated partial undivided beneficial ownership interests in REMIC II, relating to each Non-Discount Mortgage Loan in the Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans, each relating to a particular Non-Discount Mortgage Loan identified on the related Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the related Uncertificated Pass-Through Rate on the related Uncertificated Notional Amount.

        Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC III Regular Interest for such Distribution Date pursuant to
Section 10.05.

        Uncertificated REMIC III Regular Interests: The Uncertificated Class A-IO-1 REMIC III Regular Interests and the Uncertificated Class A-IO-2 REMIC III Regular Interests.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA: The Veterans Administration, or its successor.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates (other than the Interest Only Certificates), the Class M Certificates and the Class B-II Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among Holders of the Class A-IO-1 Certificates; 1% of all of the Voting Rights shall be allocated among Holders of the Class A-IO-2 Certificates; and 0.25%, 0.25%, 0.25% and 0.25% of all of the Voting Rights shall be allocated among the Holders of the Class R-I, Class R-II, Class R-III and Class SB Certificates, respectively, in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

        Section 1.02. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rate on the Class A-I Certificates and Class M-I Certificates for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date. On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-I Certificates and Class M-I Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-I Certificates and Class M-I Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee, after consultation with the Master Servicer shall select an alternative comparable index (over which the Trustee has no control), used for determining one- month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Master Servicer's subsequent calculation of the Pass-Through Rate applicable to the Class A-I
Certificates and Class M-I Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so calling the Trustee at 1-800-735-7777 and requesting the Pass-Through Rate on the Class A-I Certificates and Class M-I Certificates for the current and the immediately preceding Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01. Conveyance of Mortgage Loans.

        (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee in respect of Trust Fund I without recourse all the right, title and interest of the Depositor in and to (i) the Group I Loans, including all interest and principal received on or with respect to the Group I Loans after the Cut-off Date (other than payments of principal and interest due on the Group I Loans in the month of March 2004); (ii) the Reserve Fund Deposit; and (iii) all proceeds of the foregoing. The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee in respect of Trust Fund II without recourse all the right, title and interest of the Depositor in and to (i) the Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans, including all interest and principal received on or with respect to the Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans after the Cut-off Date (other than payments of principal and interest due on such Mortgage Loans in the month of March 2004); and (ii) all proceeds of the foregoing.

        The Depositor, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, and except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section)

        (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

               (iii)  Unless the  Mortgage  Loan is  registered  on the  MERS(R)
        System, the Assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

               (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon;

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement; and

        and (II) with respect to each Cooperative Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

               (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v) The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

               (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

               (x) A duly completed UCC-1 financing statement showing Residential Funding as debtor, the Depositor as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Depositor as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (c) In connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment, Form UCC-3 or Form UCC-1, as applicable, to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment, Form UCC-3 or Form UCC-1, as applicable (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (d) Residential Funding hereby assigns to the Trustee its security interest in and to any Pledged Assets, its right to receive amounts due or to become due in respect of any Pledged Assets pursuant to the related Subservicing Agreement. With respect to any Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (e) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of New York and Minnesota and any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

        (f) The Depositor agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Depositor's covenants, representations and warranties specifically provided herein), of all of the Depositor's obligations and all of the Depositor's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Depositor as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Depositor as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Depositor, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

        Section 2.02. Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets assigned to the Trustee pursuant to Section 2.01, holds and will hold such documents and the other documents constituting a part of the Mortgage

Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification (the "Final Certification") executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee, after receiving notice from the Custodian, shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

        Section       2.03.  Representations,  Warranties  and  Covenants of the
                       Master Servicer and the Depositor.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

               (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

               (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

               (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of
        Section 3.02; and

               (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified): (i) The information set forth in Exhibits F-1, F-2, F-3, F-4 F-5, F-6, F-7, F-8, F-9 or F-10 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished; (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and (iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1). It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon
discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

        Section 2.04. Representations and Warranties of Residential Funding.

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in
Section 4(bb) thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in
Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in
Section 4(bb) thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

        Section       2.05.   Execution  and   Authentication  of  Certificates;
                      Conveyance of REMIC I Regular Interests, REMIC II Regular Interests and Uncertificated REMIC III Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interest and the REMIC II Regular Interest for the benefit of the holders of the Regular Certificates, Class SB Certificates and the Class R-III Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interest and the REMIC II Regular Interest (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Regular Certificates, Class SB Certificates and the Class R-III Certificates. The interests evidenced by the Class R-III Certificates, together with the Regular Certificates and Class SB Certificates, constitute the entire beneficial ownership interest in REMIC III.

        (c) In exchange for the REMIC I Regular Interest and the REMIC II Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations and the Uncertificated REMIC III Regular Interests evidencing (together with the Class R-III Certificates) the entire beneficial ownership interest in REMIC III.

                                   ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

        Section 3.01. Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re- recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

        The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R) System, it becomes necessary to remove any Mortgage Loan from registration on the MERS(R) System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a

Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code.

        The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and
(ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

        Section 3.03. Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04. Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

        (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. For purposes of delinquency calculations, any capitalized Mortgage Loan shall be deemed to be current as of the date of the related Servicing Modification. No such modification shall reduce the Mortgage Rate (i) with respect to a fixed rate Mortgage Loan, (A) below one-half of the Mortgage Rate as in effect on the Cut-off Date or (B) below the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrue or (ii) with respect to an adjustable rate Mortgage Loan,
(A) below the greater of (1) one-half of the Mortgage Rate as in effect on the Cut-off Date and (2) one-half of the Mortgage Rate as in effect on the date of the Servicing Modification or (B) below the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrue. The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date. Also, the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, unless such limit is increased from time to time with the consent of the Rating Agencies. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

        (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

        (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

        (iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

        (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

        (v) Any amounts received by the Master Servicer in respect of Pledged Assets;

        (vi) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

        (vii) Any amounts required to be deposited pursuant to Section 3.07(c) and any payments or collections received consisting of prepayment charges.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections consisting of late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans. With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Subsequent Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04, 4.07 and 4.08 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the related Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

        (d) The Master Servicer shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08. Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections consisting of late charges or assumption fees, or payments or collections received consisting of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10. Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i) to remit to the Trustee for deposit into the Certificate Account the amounts and in the manner provided for in Section 4.01;

               (ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

               (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net

        Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

               (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

               (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

               (vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 3.23, 4.07, 4.08 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

               (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance or Servicing Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in the preceding calendar month;

               (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

               (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

               (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

        Section 3.11. Maintenance of Primary Insurance Coverage.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

        Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this
Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie
Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing: (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I, REMIC II or REMIC III to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master
Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the

Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I, REMIC II or REMIC III would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I, REMIC II or REMIC III as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage

Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14. Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i)
accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance
Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I, REMIC II or REMIC III as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I, REMIC II or REMIC III to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section  3.16.   Servicing  and  Other  Compensation;   Eligible  Master
Servicing Compensation.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Eligible Master Servicing Compensation (if any) for such Distribution Date, which amount shall be deposited by the Master Servicer into the Certificate Account to be included in the Available Distribution Amount for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the

Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Eligible Master Servicing Compensation derived from Loan Group I shall be used on such Distribution Date to cover any Prepayment Interest Shortfalls on the Group I Loans. With respect to any Distribution Date, Eligible Master Servicing Compensation derived from any of Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII and Loan Group IX, shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the related Mortgage Loans and (ii) to cover any Prepayment Interest Shortfalls on the Mortgage Loans in such other Loan Groups, but only to the extent not covered by Eligible Master Servicing Compensation derived from such Loan Groups.

        Section 3.17. Reports to the Trustee and the Depositor.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18. Annual Statement as to Compliance.

        The Master Servicer will deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing

Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19. Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20. Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01. Certificate Account.

        (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall deposit or cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e), Section 4.07 or Section 4.08, (iv) any amount required to be paid pursuant to Section 9.01, and all other amounts constituting the Available Distribution Amounts for the immediately succeeding Distribution Date. In addition, the Master Servicer shall deposit or cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on the Certificate Account Deposit Date for the first Distribution Date an amount equal to $0.05.

        (b) [reserved]

        (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution serves as custodian, then such Permitted Investment may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

        Section 4.02. Distributions. (I) With respect to the Class A-I, Class M-I, Class SB and Class R-I Certificates:

        (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, based solely on information provided by the Master Servicer, shall distribute to each Class A-I, Class M-I, Class R-I and Class SB Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority, subject to the provisions of Section 4.02(I)(b) and (c)), in each case to the extent of the related Available Distribution Amount on deposit in the Certificate Account (or, with respect to clause (xix) below, to the extent of prepayment charges on deposit in the Certificate Account):

               (i) to the Class A-I Certificateholders, the Class A-I Interest Distribution Amount, with such amount allocated among the Class A-I Certificateholders on a pro rata basis;

               (ii) to the Class M-I-1 Certificateholders from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the Class M-I-1 Interest Distribution Amount;

               (iii) to the Class M-I-2 Certificateholders from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the Class M-I-2 Interest Distribution Amount;

               (iv) to the Class M-I-3 Certificateholders from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the Class M-I-3 Interest Distribution Amount;

               (v) to the Class M-I-4 Certificateholders from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the Class M-I-4 Interest Distribution Amount;

               (vi) to the Class M-I-5 Certificateholders from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the Class M-I-5 Interest Distribution Amount;

               (vii) to the Class M-I-6 Certificateholders from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the Class M-I-6 Interest Distribution Amount;

               (viii) to the Class M-I-7 Certificateholders from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the Class M-I-7 Interest Distribution Amount;

               (ix) to the Class A-I Certificateholders and Class M-I Certificateholders, the Group I Principal Distribution Amount (other than clauses (iv) and (v) of the definition thereof), in the order described in Section 4.02(I)(b), until the Certificate Principal Balances of the Class A-I Certificates and Class M-I Certificates have been reduced to zero;

               (x) to the Class A-I Certificateholders and Class M-I Certificateholders, from the Excess Cash Flow, an amount equal to the principal portion of Realized Losses on the Group I Loans during the immediately preceding Due Period other than Excess Special Hazard Losses, which amount shall be included in the Group I Principal
        Distribution Amount and paid in accordance with Section 4.02(I)(b) hereof, until the Certificate Principal Balances of the Class A-I Certificates and Class M-I Certificates have been reduced to zero;

               (xi) to pay principal to certain classes of Group A-II Certificates to cover certain Excess Special Hazard Losses on the Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans otherwise allocable to such Group A-II Certificates in accordance with Section 4.05(c);

               (xii) to the Class A-I Certificateholders and Class M-I Certificateholders, from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the Overcollateralization Increase Amount for such Distribution Date, which amount shall be included in the Group I Principal Distribution Amount and paid in accordance with Section 4.02(I)(b) hereof, until the Certificate Principal Balances of such Class A-I Certificates and Class M-I Certificates have been reduced to zero;

               (xiii) to the Class A-I Certificateholders and Class M-I Certificateholders from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group I Loans, to the extent not covered by Eligible Master Servicing Compensation on such Distribution Date;

               (xiv) to the Class A-I Certificateholders and Class M-I Certificateholders from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon;

               (xv) to make  payments,  from  amounts  otherwise  payable to the
        Class SB Certificates (but in no event more than the Accrued Certificate Interest on such Class), (i) first, to the Reserve Fund to pay to the Class A-I Certificates and Class M-I Certificates the amount of any Basis Risk Shortfall Carry-Forward Amount on such Classes of
        Certificates in the manner and order of priority set forth in Section 4.09(a) and (ii) second, to maintain a balance in the Reserve Fund equal to the Reserve Fund Deposit;

               (xvi) to the Class A-I Certificateholders and the Class M-I Certificateholders on a pro rata basis, based on the amount of Relief Act Shortfalls allocated thereto, from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act Shortfalls allocated to those Certificates with respect to such Distribution Date;

               (xvii) to the Class A-I Certificateholders and the Class M-I Certificateholders, from the amount, if any, of the Group I Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, other than Excess Special Hazard Losses, which amount shall be allocated first, to the Class A-I Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, and then sequentially, to the Class M-I-1 Certificateholders, Class M-I-2 Certificateholders, Class M-I-3
        Certificateholders,   Class   M-I-4   Certificateholders,   Class  M-I-5
        Certificateholders, Class M-I-6 Certificateholders and Class M-I-7 Certificateholders, in that order;

               (xviii)to the Class SB Certificates, from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, the sum of (A) Accrued Certificate Interest thereon and
        (B) the amount of any Overcollateralization Reduction Amount for such Distribution Date;

               (xix) to the Class SB Certificates, the amount of any payments or collections consisting of prepayment charges received on the Group I Loans (which amounts shall not be included in the related Available Distribution Amount) and, from the amount, if any, of the related Available Distribution Amount remaining after the foregoing distributions, for any Distribution Date after the Certificate Principal Balance of each Class A-I Certificate and Class M-I Certificate has been reduced to zero, an amount up to the Overcollateralization Amount; and

               (xx) to the Class R-III Certificateholders, the balance, if any, of the related Available Distribution Amount.

               (b) On each Distribution Date, the Group I Principal Distribution Amount shall be paid as follows:

               (i)  the  Class  A-I  Principal   Distribution  Amount  shall  be
        distributed first, to the Class A-I-1 Certificates, and second, to the Class A-I-2 Certificates;

               (ii) the Class M-I-1 Principal Distribution Amount shall be distributed to the Class M-I-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (iii) the Class M-I-2 Principal Distribution Amount shall be distributed to the Class M-I-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (iv) the Class M-I-3 Principal Distribution Amount shall be distributed to the Class M-I-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (v) the Class M-I-4 Principal Distribution Amount shall be distributed to the Class M-I-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (vi) the Class M-I-5 Principal Distribution Amount shall be distributed to the Class M-I-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (vii) the Class M-I-6 Principal Distribution Amount shall be distributed to the Class M-I-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (viii) the Class M-I-7 Principal Distribution Amount shall be distributed to the Class M-I-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

        (c) Notwithstanding the foregoing clauses (I)(a) and (b), upon the reduction of the Certificate Principal Balance of a Class of Class A-I Certificates or Class M-I Certificates to zero, such Class of Certificates will not be entitled to further distributions pursuant to Section 4.02, including, without limitation, the payment of current and unreimbursed Prepayment Interest Shortfalls pursuant to clauses (I)(a)(xiii) and (xiv), the Group I Basis Risk Shortfall Carry-Forward Amount pursuant to clauses (I)(a)(xv).

        (d) Any Prepayment Interest Shortfalls on the Group I Loans which are not covered by Eligible Master Servicing Compensation as described in Section
3.16 and Relief Act Shortfalls on the Group I Loans will be allocated among the Class A-I Certificates and Class M-I Certificates pro rata in accordance with the amount of Accrued Certificate Interest that would have accrued on those Certificates absent these shortfalls. Any such uncovered Prepayment Interest Shortfalls will be paid solely pursuant to Section 4.02(I)(a)(xiii) and (xiv), to the extent funds are available therefor. Any such Relief Act Shortfalls will be paid solely pursuant to Section 4.02(I)(a)(xvi), to the extent funds are available therefor.

        (II) With respect to the Group A-II Certificates:

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, based solely on information provided by the Master Servicer, shall distribute the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(II)(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of the Group A-II Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Interest Only Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Interest Only Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(II)(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(II)(b) below), in each case to the extent of the related Available Distribution Amount for each respective Loan Group:

                      (i) to the related Group A-II Senior  Certificates  (other than the Class A- PO Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Interest Only Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(II)(a) (the related "Group A-II Senior Interest Distribution Amount"); and

                      (ii) (X) to the Class  A-PO  Certificates,  the Class A-PO
               Principal Distribution Amount (as defined in Section 4.02(II)(b)(i) herein) from the related Available Distribution Amounts; and

                             (Y) to the related  Group A-II Senior  Certificates
               (other than the Class A-PO Certificates), in the priorities and amounts set forth in Section 4.02(II)(b)(ii) through (f), the sum of the following (applied to reduce the Certificate Principal Balances of such Group A-II Senior Certificates, as applicable):

                             (A)  the  related   Senior   Percentage   for  such
                      Distribution Date times the sum of the following:

                                    (1) the  principal  portion of each  Monthly
                             Payment due during the related Due Period on each related Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan in the related Loan Group), whether or not received on or prior to the related Determination Date;

                                    (2)  the  Stated  Principal  Balance  of any
                             related Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of this Agreement) pursuant to Sections 2.02, 2.04 or
                             4.07 of this Agreement and Section 2.03 of this Agreement, and the amount of any shortfall deposited in the Custodial Account in respect of such Loan Group in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or Section 2.04 of this Agreement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan in the related Loan Group); and

                                    (3)  the  principal  portion  of  all  other
                             unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO

                             Disposition of a related Mortgage Loan described in
                             Section 4.02(II)(a)(ii)(Y)(B) of this Agreement, including without limitation Insurance Proceeds,
                             Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of this Agreement) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of this Agreement (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan in the related Loan Group);

                             (B) with respect to each related  Mortgage Loan for
                      which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section
                      3.07(b)) and did not result in any Excess Losses on the related Mortgage Loans, an amount equal to the lesser of
                      (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan in the related Loan Group) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                      3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan in the related Loan Group, included in
                      Section 4.02(II)(b)(i)(C));

                             (C) the  related  Senior  Accelerated  Distribution
                      Percentage for such Distribution Date times the aggregate of all related Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan in the related Loan Group);

                             (D) any  Excess  Subordinate  Principal  Amount for
                      such Distribution Date; and

                             (E) any amounts  described in  subsection  (ii)(Y),
                      clauses (A), (B) and (C) of this Section 4.02(II)(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Group A-II Subordinate Certificates; minus

                             (F) the  Capitalization  Reimbursement  Amount  for
                      such Distribution Date for the related Mortgage Loans, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all
                      Classes of Certificates (other than the Class A-PO Certificates), without giving effect to any reductions for the related Capitalization Reimbursement Amount;

                      (iii) if the Certificate  Principal  Balances of the Group
               A-II Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Losses on the related Mortgage Loans;

                      (iv) to the Holders of the Class M-II-1 Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (v) to the Holders of the Class  M-II-1  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such
               Distribution Date, minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(II)(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-II-1 Certificates;

                      (vi) to the Holders of the Class M-II-2 Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (vii) to the Holders of the Class M-II-2 Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such
               Distribution Date, minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(II)(a)(ix), (xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-II-2 Certificates;

                      (viii) to the  Holders of the Class  M-II-3  Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (ix) to the Holders of the Class M-II-3  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such
               Distribution Date minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(II)(a)(xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-II-3 Certificates;

                      (x) to the Holders of the Class B-II-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xi) to the Holders of the Class B-II-1  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such
               Distribution Date minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(II)(a)(xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-II-1 Certificates;

                      (xii) to the Holders of the Class B-II-2 Certificates, the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xiii) to the Holders of the Class B-II-2 Certificates, an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such
               Distribution Date minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(II)(a)(xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-II-2 Certificates;

                      (xiv) to the Holders of the Class B-II-3 Certificates,  an
               amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution

               Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(II)(a)(xv) of this Agreement are insufficient therefor;

                      (xv) to the Holders of the Class B-II-3  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such
               Distribution Date minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-II-3 Certificates;

                      (xvi) to the related Senior Certificates,  in the priority set forth in Section 4.02(II)(b) of this Agreement, the portion, if any, of the related Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Group A-II Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the related Available Distribution Amount remaining after the related Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Group A-II Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Group A-II Subordinate Certificates; and

                      (xvii) to the Class R-II  Certificates,  the  balance,  if any, of the related Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Group A-II Subordinate Certificates outstanding on such
Distribution  Date with the  Lowest  Priority,  or in the  event the Group  A-II
Subordinate Certificates are no longer outstanding, the related Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

               (b)   Distributions   of  principal  on  the  Group  A-II  Senior
        Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

                      (i) to the Class A-PO Certificates from the related Available Distribution Amounts, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-PO Principal Distribution Amount", as applicable) equal to the aggregate of:

                             (A) the related Discount  Fraction of the principal
                      portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date;

                             (B) the related Discount  Fraction of the principal
                      portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under
                      Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the related Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                             (C) in connection with the Cash  Liquidation or REO
                      Disposition of a Discount Mortgage Loan in the related Loan Group that did not result in any Excess Losses on the related Mortgage Loan, an amount equal to the lesser of
                      (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount
                      Mortgage Loan to the extent applied as recoveries of principal;

                             (D) any  amounts  allocable  to  principal  for any
                      previous Distribution Date (calculated pursuant to clauses
                      (A) through (C) above) that remain undistributed; and

                             (E) the amount of any Class A-PO Collection Shortfalls for such Distribution Date and the amount of any Class A-PO Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

                             (F) the related Discount Fraction of the portion of
                      the Capitalization Reimbursement Amount for such Distribution Date, if any, related to each Discount Mortgage Loan; and

                      (ii) (A) the Senior Principal  Distribution Amount related to Loan Group II will be distributed to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                             (B)  the  Senior  Principal   Distribution   Amount
                      related to Loan Group III will be distributed to the Class A-III Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                             (C) the Senior Principal Distribution Amount related to Loan Group IV will be distributed to the Class A-IV Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                             (D)  the  Senior  Principal   Distribution   Amount
                      related to Loan Group V will be distributed in the following order of priority:

                                    (1) first,  to the Class  R-II  Certificates
                             and Class R-III Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero; and

                                    (2) second, to the A-V  Certificates,  until
                             the Certificate Principal Balance thereof has been reduced to zero;

                             (E) the Senior Principal Distribution Amount related to Loan Group VI will be distributed to the Class A-VI Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                             (F)  the  Senior  Principal   Distribution   Amount
                      related to Loan Group VII will be distributed to the Class A-VII Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                             (G)  the  Senior  Principal   Distribution   Amount
                      related to Loan Group VIII will be distributed to the Class A-VIII Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                             (H) the Senior Principal Distribution Amount related to Loan Group IX will be distributed to the Class A-IX Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (c) On any Distribution Date prior to the Credit Support Depletion Date on which the aggregate Certificate Principal Balance of the Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII or Group IX Senior Certificates, as applicable, is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group in each case after giving effect to distributions to be made on such Distribution Date, (1) 100% of the Principal Prepayments in Full and Curtailments allocable to the Class M-II Certificates and Class B-II Certificates will be distributed to such Class or Classes of Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII or Group IX Senior Certificates, as applicable, and in accordance with the priorities set forth in clause 4.02(II)(b) above, and in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such Class or Classes of Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, and (2) an amount equal to one month's interest at the applicable Pass-Through Rate for such Class or Classes of Certificates on the amount of such difference will be distributed from the Available Distribution Amount for the other Loan Groups allocable to the Class M-II Certificates and Class B-II Certificates first to pay any unpaid interest on such Class or

        Classes of Certificates and then to pay principal on such Classes in the manner described in (1) above. In addition, prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of any of the Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII or Group IX Senior Certificates to zero, the remaining Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII or Group IX Senior Certificates, as applicable, will be entitled to receive, in addition to any Principal Prepayments in Full and Curtailments related to such Certificates' respective Loan Group, 100% of the Principal Prepayments in Full and Curtailments on the Mortgage Loans in the other Loan Groups exclusive of the related Discount Fraction, as applicable, allocated among such groups of Certificates on a pro rata basis, and among the Classes of Group A-II Senior Certificates in each of those certificate groups in accordance with the priorities set forth in clause 4.02(II)(b) above, in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless (i) the weighted average of the initial Group A-II Subordinate Percentages, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Group A-II Subordinate Percentages for each Loan Group (calculated on such basis) and (ii) the outstanding principal balance of the Mortgage Loans in each related Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M-II Certificates and Class B-II Certificates, is less than 50%.

               (d) On or after the related Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(II)(b) above in respect of principal among the various classes of Senior
        Certificates (other than the Class A-PO Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans in each Loan Group will be distributed to the related Class of Class A-PO Certificates, (ii) the related Senior Principal Distribution Amount will be distributed to the related Classes of remaining Group A-II Senior Certificates (other than the Class A-PO Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(II)(a)(i) will be distributed as set forth therein. Notwithstanding the foregoing, on or after the Credit Support Depletion Date and after the reduction of the Certificate Principal Balances of any of the Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII or Group IX Senior Certificates to zero, (i) the remaining Senior Principal Distribution Amount for such group of Group A-II Senior Certificates will be distributed to the remaining Group A-II Senior Certificates (other than the Class A-PO Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (ii) the amount of Accrued Certificate Interest on such group of Group A-II Senior Certificates shall be distributed to the remaining Group A-II
        Senior Certificates (other than the Class A-PO Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date.

               (e) Notwithstanding the foregoing, amounts otherwise payable to the most subordinate Class of the Class B-II, Class M-II-3 and Class M-II-2 Certificates outstanding on each Distribution Date shall be paid to the most senior of the Class A-I Certificates and

        Class M-I Certificates outstanding to the extent of any Excess Special Hazard Losses on the Group I Loans, in an amount up to the remaining Special Hazard Amount for the Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans, in each case until the Certificate Principal Balances of such Class B-II, Class M-II-3 and Class M-II-2 Certificates are reduced to zero.

               (f) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). The remainder of this paragraph does not apply to the Group I Loans. If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Group A-II Subordinate Certificates with the Highest Priority to which Realized Losses, other than related Excess Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Group A-II Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Group A-II Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase the Certificate Principal Balance of the Class of Group A-II Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Group A-II Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

               (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

               (h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

        (a) The Master Servicer shall forward to the Trustee no later than 5:00 P.M. New York time on the second Business Day prior to each Distribution Date, and the Trustee shall on such Distribution Date make available electronically via the Trustee's internet website which is presently located at https://www.corporatetrust.db.com/invr, or for persons unable to use this website by mail by contacting the investor relations desk at (800) 735-7777, to each Holder and the Depositor, a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (i) (A)the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer with respect to the Group I Loans, Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans pursuant to Section 4.04;

               (v) the number of Group I Loans, Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance or Notional Amount, as applicable, of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) on the basis of the most recent reports furnished to it by Subservicers, (a) the number and aggregate principal balances of Group I Loans, Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and

        Group IX Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Group I Loans, Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans that are in foreclosure, (b) the number and aggregate principal balances of Group I Loans that are Reportable Modified Mortgage Loans that are Delinquent (1) one month, (2) two months and (3) three or more months and the number and aggregate principal balance of Group I Loans that are Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Group I Loans that are Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Group I Loans that are Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

               (viii) the number, aggregate principal balance and book value of any REO Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Group I Loans, Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans incurred since the Cut-off Date;

               (xi) the  Special  Hazard  Amount as of the close of  business on
        such   Distribution  Date  and  a  description  of  any  change  in  the calculation of such amounts;

               (xii) the Pass-Through Rate on each Class of Certificates and the Group I Net WAC Cap Rate;

               (xiii) the number and aggregate principal balance of Group I Loans, Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans repurchased under Section 4.07;

               (xiv)  the  aggregate  amount  of any  recoveries  on  previously
        foreclosed   loans  from   Residential   Funding  due  to  a  breach  of
        representation or warranty;

               (xv) the weighted average remaining term to maturity of the Group I Loans, Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans after giving effect to the amounts distributed on such Distribution Date;

               (xvi) the weighted average Mortgage Rates of the Group I Loans, Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans after giving effect to the amounts distributed on such Distribution Date;

               (xvii) the weighted average of the Maximum Net Mortgage Rates on the Group I Loans;

               (xviii)the Group I Basis Risk Shortfall, Group I Basis Risk Shortfall Carry-Forward Amount and any Prepayment Interest Shortfalls;

               (xix)  the   Overcollateralization   Amount   and  the   Required
        Overcollateralization Amount following such Distribution Date; and

               (xx) the amount, if any, to be paid by a Derivative Counterparty under a Derivative Contract.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit S to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

        (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        (d) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (d) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2. This
Section 4.03(d) may be amended in accordance with this Agreement without the consent of the Certificateholders.

        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account and Certificate Insurance Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause
(iii) of Section 4.01(a), (iii) the amount of Prepayment Interest Shortfalls, Group I Basis Risk Shortfall, Group I Basis Risk Shortfall Carry-Forward Amounts, (iv) the amounts required to be withdrawn from and deposited into the Reserve Fund pursuant to Section 4.09, (v) the amount payable by the Derivative Counterparties to the Trustee under the Derivative Contracts as provided in
Section 4.10 and (vi) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section
3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance and (B) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the excess, if any, of interest on the unpaid principal balance thereof (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage
Rate), over any payments of interest (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate) received from the related Mortgagor as of the close of business on the related Determination Date and allocable to the Due Date during the related Due Period for each month until such Balloon Loan is finally liquidated, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or
(iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future
Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee. In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date. In connection with the preceding sentence, the Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

        Section 4.05. Allocation of Realized Losses.

        (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing

Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

        All Realized Losses, other than Excess Losses, on the Group I Loans shall be allocated as follows: first, to Excess Cash Flow as provided in Section 4.02(II)(a)(x), to the extent of the Excess Cash Flow for such Distribution Date; second, in reduction of the Overcollateralization Amount, until the earlier of: (1) such amount has been reduced to zero or (2) the aggregate Certificate Principal Balance of the Class A-I Certificates and Class M-I Certificates equals the aggregate Stated Principal Balance of the Group I Loans; third, to the Class M-I-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the M-I-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-I-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-I-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; seventh, to the Class M-I-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; eighth, to the M-I-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; ninth, to the Class M-I-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and tenth, to the Class A-I Certificates, with such amount allocated among each Class of Class A-I Certificates on a pro rata basis, based on the outstanding Certificate Principal Balance of each such Class prior to giving effect to distributions to be made on such Distribution Date, until the Certificate Principal Balance of each such Class has been reduced to zero.

        All Realized Losses, other than Excess Losses, on the Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans shall be allocated as follows: first, to the Class B-II-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-II-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-II-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-II-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-II-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-II-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter,
(i) in the case of the Group V Loans and Group IX Loans, if any such Realized Losses are on a Discount Mortgage Loan in such Loan Groups, to the Class A-PO Certificates in an amount equal to the related Discount Fraction of the principal portion thereof until the Certificate Principal Balance thereof has been reduced to zero, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the remaining related Group A-II Senior Certificates (other than the Class A-PO Certificates) on a pro rata basis, as described in paragraph (d) below.

        (b) Except as set forth in paragraph (c) below, any Excess Losses on Non-Discount Mortgage Loans in a Loan Group will be allocated among the related Group A-II Senior Certificates (other than the Class A-PO Certificates) and the Group A-II Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans in Loan Group V and Loan Group IX will be allocated to the Class A-PO Certificates in an amount equal to the related Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans in such Loan Groups and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in the related Loan Groups will be allocated among the related Group A-II Senior Certificates (other than the Class A-PO Certificates) and Group A-II Subordinate Certificates, on a pro rata basis, as described in paragraph (d) below.

        (c) Any amounts otherwise payable to the most subordinate Class of the Class B-II, Class M-II-3 and Class M-II-2 Certificates outstanding on each Distribution Date shall be paid to the most senior of the Class A-I Certificates and Class M-I Certificates outstanding to the extent of any Excess Special Hazard Losses on the Group I Loans, in an amount up to the remaining Special Hazard Amount for the Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans, in each case until the Certificate Principal Balances of such Class B-II, Class M-II-3 and Class M-II-2 Certificates are reduced to zero. Any further Excess Special Hazard Losses on the Group I Loans shall be allocated to the Class A-I Certificates and Class M-I Certificates on a pro rata basis. Any Excess Cash Flow distributable pursuant to Section 4.02(I)(a)(xi) on each Distribution Date shall be paid to the Group A-II Certificates to the extent of any Excess Special Hazard Losses on the Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans that are allocable to such Group A-II Certificates, in an amount up to the remaining Special Hazard Amount for the Group I Loans. Any further Excess Special Hazard Losses on the Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans will be allocated to the Classes of Certificates related to such Mortgage Loans on a pro rata basis.

        (d) As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Eligible Master Servicing Compensation for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses to the Group A-II Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(II)(a). Allocations of the interest portions of Realized Losses to the Group A-II Subordinate Certificates then outstanding with the Lowest Priority shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(II)(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Interest Only Certificates have been issued pursuant to Section 5.01(d), such Realized Losses and other losses allocated to the Interest Only Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

               Section  4.06.   Reports  of  Foreclosures   and  Abandonment  of
          Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan related to Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII or Loan Group IX that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan related to Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII or Loan Group IX, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        Section 4.08. Limited Mortgage Loan Repurchase Right.

        The Limited Repurchase Right Holder will have the irrevocable option at any time to purchase any of the Group I Loans from the Trustee at the Purchase Price, up to a maximum of five Group I Loans. In the event that this option is exercised as to any five Group I Loans in the aggregate, this option will thereupon terminate. If at any time the Limited Repurchase Right Holder makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Group I Loan, and the Limited Repurchase Right Holder provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Group I Loan at the request of the Limited Repurchase Right Holder without recourse, representation or warranty to the Limited Repurchase

Right Holder which shall succeed to all the Trustee's right, title and interest in and to such Group I Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Limited Repurchase Right Holder will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Any tax on "prohibited transactions" (as defined in Section 860F(a)(2) of the Code) imposed on any REMIC relating to the exercise of the option provided in this Section 4.08 shall in no event be payable by the Trustee.

        Section       4.09.   Distribution  of  Group  I  Basis  Risk  Shortfall
                      Carry-Forward Amounts; Reserve Fund.

        (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of Class A-I Certificates and Class M-I Certificates, the Reserve Fund. In addition, on the Closing Date, the Trustee shall deposit into the Reserve Fund the Reserve Fund Deposit to the extent received by the Trustee from the Depositor. On each Distribution Date, the Trustee shall, in accordance with the direction of the Master Servicer, transfer from the Certificate Account to the Reserve Fund the amounts specified pursuant to Sections 4.02(I)(a)(xv). On each Distribution Date, to the extent required, the Trustee shall make, in accordance with the direction of the Master Servicer, withdrawals from the Reserve Fund and use the amounts in the Reserve Fund solely from amounts deposited in the Reserve Fund pursuant to Section 4.02(I)(a)(xv), as follows:

                      (A) first, to the Class A-I-1 Certificates and Class A-I-2
               Certificates, in an amount equal to any Group I Basis Risk Shortfall Carry-Forward Amount, concurrently on a pro rata basis, based on the amount of any Group I Basis Risk Shortfall Carry-Forward Amount for such Classes of Certificates;

                      (B) second, to the Class M-I-1,  Class M-I-2, Class M-I-3,
               Class M-I-4, Class M-I-5, Class M-I-6 and Class M-I-7 Certificates, in that order, in an amount equal to any Basis Risk Shortfall Carry-Forward Amount for such Classes of Certificates; and

                      (C) third, to the Class SB Certificates.

Any such amounts transferred shall be treated for federal tax purposes as amounts distributed by REMIC III to the Class SB Certificateholders. On each Distribution Date, to the extent that the balance of deposits in the Reserve Fund is in excess of $5,000 after the distributions described in the second preceding sentence, the Trustee shall, based upon the information provided by the Master Servicer, withdraw from the Reserve Fund (to the extent of funds available on deposit therein) such amounts in excess of $5,000, if any, and distribute them to the holder of the Reserve Fund Residual Right.

        (b) The Reserve Fund shall be an Eligible Account. Amounts held in the Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Reserve Fund pursuant to this Section 4.09. The Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h) and is not an asset of the REMICs. The Class SB Certificateholders shall be the owners of the Reserve Fund, and for all federal tax purposes, amounts transferred by the REMICs to the Reserve Fund shall be treated as amounts distributed by the REMICs to either the Class SB Certificateholders as designated in Section 4.02(I)(a). The Trustee shall keep records that accurately reflect the funds on deposit in the Reserve Fund. The Trustee shall, at the direction of the Master Servicer, invest amounts on deposit in the Reserve Fund in Permitted Investments. In the absence of written direction to the Trustee from the Master Servicer, all funds in the Reserve Fund shall remain uninvested. On each Distribution Date, the Trustee shall distribute any interest on the Reserve Fund to the holder of the Reserve Fund Residual Right, in accordance with the Master Servicer's direction.

        (c) The holder of the Reserve Fund Residual Right with respect to the Reserve Fund shall initially be Residential Funding as holder of the Class SB Certificates, and such Reserve Fund Residual Right shall at all times be owned by and allocated to Class SB Certificates on a pro rata basis. So long as Residential Funding is the holder of the Class SB Certificates, any amounts payable to the holder of the Reserve Fund Residual Right shall be payable to Residential Funding. In the event of a transfer of the ownership in any of the Class SB Certificates by Residential Funding, the Reserve Fund Residual Right will be transferred along with such Class SB Certificates.

        Section 4.10. Derivative Contracts.

        (a) The Trustee shall, at the direction of the Master Servicer, on behalf of the Trust Fund I, enter into Derivative Contracts, solely for the benefit of the Class SB Certificates. Any such Derivative Contract shall constitute a fully prepaid agreement. The Master Servicer shall determine, in its sole discretion, whether any Derivative Contract conforms to the requirements of Section 4.10(b) and (c). Any acquisition of a Derivative
Contract shall be accompanied by an appropriate amendment to this Agreement, including an Opinion of Counsel, as provided in Section 11.01, and either (i) an Opinion of Counsel to the effect that the existence of the Derivative Contract meets the requirements of this Section 4.10 and will not adversely affect the availability of the exemptive relief afforded under ERISA by U.S. Department of Labor Prohibited Transaction Exemption 94-29, as most recently amended, 67 Fed. Reg. 54487 (August 22, 2002), or Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), to the Holders of the Class A Certificates or Class M Certificates, respectively, as of the date the Derivative Contract is entered into by the Trustee or (ii) the consent of each Holder of a Class A Certificate or a Class M Certificate to the acquisition of such Derivative
Contract. All collections, proceeds and other amounts in respect of the Derivative Contracts payable by the Derivative Counterparty shall be distributed to the Class SB Certificates on the Distribution Date following receipt thereof by the Trustee, in accordance with the Master Servicer's direction. In no event shall such an instrument constitute a part of any REMIC created hereunder. In addition, in the event any such instrument is deposited, the Trust Fund I shall be deemed to be divided into two separate and discrete sub-Trusts. The assets of one such sub-Trust shall consist of all the assets of Trust Fund I other than such instrument and the assets of the other sub-Trust shall consist solely of such instrument.

        (b) Any Derivative Contract that provides for any payment obligation on the part of Trust Fund I must (i) be without recourse to the assets of Trust Fund I, (ii) contain a non-petition covenant provision from the Derivative Counterparty, (iii) limit payment dates thereunder to Distribution Dates and
(iv) contain a provision limiting any cash payments due to the Derivative Counterparty on any day under such Derivative Contract solely to funds available therefor in the Certificate Account available to make payments to the Holders of the Class SB Certificates on such Distribution Date.

        (c) Each Derivative Contract must (i) provide for the direct payment of any amounts by the Derivative Counterparty thereunder to the Certificate Account at least one Business Day prior to the related Distribution Date, (ii) contain an assignment of all of the Trust Fund I's rights (but none of its obligations) under such Derivative Contract to the Trustee on behalf of the Class SB Certificateholders and shall include an express consent to the Derivative
Counterparty to such assignment, (iii) provide that in the event of the occurrence of an Event of Default, such Derivative Contract shall terminate upon the direction of a majority Percentage Interest of the Class SB Certificates, and (iv) prohibit the Derivative Counterparty from "setting-off' or "netting" other obligations of Trust Fund I and its Affiliates against such Derivative Counterparty's payment obligations thereunder.

                                    ARTICLE V

                                THE CERTIFICATES

        Section 5.01. The Certificates.

        (a) The Class A, Class M, Class B-II and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C, D and E, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A, other than the Interest Only Certificates, Class M-I-1 and Class M-II-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-I-2, Class M-I-3, Class M-I-4, Class M-I-5, Class M-I- 6, Class M-I-7, Class M-II-2 and Class M-II-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. The Interest Only Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. The Class B-II Certificates shall be issuable in minimum denominations of $100,000 and integral multiples of $1 in excess thereof, except that one of each of the Class B-II Certificates will be issued evidencing the sum of an authorized denomination thereof plus the remainder of the aggregate initial Certificate Principal Balance of such class. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) The Class A Certificates and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A Certificate and Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book- Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book- Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date. If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) Each of the Certificates is intended to be a "security"  governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

        (d) From time to time the initial Holder of the Interest Only Certificates, may exchange such Holder's Interest Only Certificates for Subclasses of Interest Only Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-IO-1 REMIC III Regular Interests corresponding to the Class A-IO-1 Certificates and the Uncertificated Class A-IO-2 REMIC III Regular Interests corresponding to the Class A-IO-2 Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-IO-1 or Class A-IO-2, as the case may be, and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC III Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, the Holder's determinations of the Uncertificated Class A-IO-1 REMIC III Regular Interests or Uncertificated Class A-IO-1 REMIC III Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-IO-1 REMIC II Regular Interest or Uncertificated Class A-IO-2 REMIC II Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-IO-1 Certificates or Class A- IO-2 Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

        Section 5.02. Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.11 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.11 and, in the case of any Class M, Class B-II or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class SB, Class B or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB, Class B or Class R Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of
Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB, Class B or Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB, Class B or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

        (e) (i) In the case of any Class B, Class SB or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class B, Class SB or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit I or paragraph three of Exhibit N (with respect to a Class B Certificate or a Class SB Certificate) or in paragraph fifteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code (a "Plan"), or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets" of any Plan, within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, to effect such acquisition (a "Plan Investor") or (b) in the case of a Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed.
Reg. 67765 (November 13, 2000), and PTE 2002-41,  67 Fed. Reg. 54487 (August 22,
2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

     (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (f) (i)Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                      (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

               (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

        (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

        (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

               (A) as a result of the  Transfer  of an  Ownership  Interest in a
               Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

               (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.

               Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

        (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

               (B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I, REMIC II or REMIC III to cease to qualify as a REMIC and will not cause (x) any of REMIC I, REMIC II or REMIC III to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04. Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder", and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

        Section 5.05. Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders. The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                          ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

     Section 6.01. Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

        Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates and Class M Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04. Depositor and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

        Section 7.01. Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

        (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

        (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

        (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

        (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

        (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause
(vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to
Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination. Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii),
(vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

        Section 7.02. Trustee or Depositor to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder as successor Master Servicer. As compensation therefor, the Trustee as successor Master Servicer shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac- approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section 7.03. Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

        Section 7.04. Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        Section 8.01. Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents in a timely fashion. The Trustee shall forward, cause to be forwarded or make available electronically on its website in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the REMIC Provisions and subject to
Section 10.01(f) to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Sections 2.04 and 4.08 herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

               (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02. Certain Matters Affecting the Trustee.

        (a) Except as otherwise provided in Section 8.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys;

               (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions;

               (viii) Subject to compliance with all applicable federal, state and local laws, in order to comply with its duties under the U.S. Patriot Act, the Trustee shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such party's name, address, and other identifying information.

        (b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

        Section 8.04. Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

        Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

               (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

               (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein. Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

        Section 8.06. Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

        Section 8.07. Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08. Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

        Section 8.09. Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10. Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co- trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11. Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11. The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                                   TERMINATION

Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

               (ii) the purchase by the Master Servicer of all Group I Loans and all property acquired in respect of any Group I Loan remaining in Trust Fund I or the purchase by the Master Servicer of all Group II Loans, Group III Loans, Group IV Loans, Group V Loans Group VI Loans, Group VII Loans, Group VIII Loans and Group IX Loans and all property acquired in respect of any Group II Loan, Group III Loan, Group IV Loan, Group V Loan, Group VI Loan, Group VII Loan, Group VIII Loan and Group IX Loan remaining in Trust Fund II, in each case, at a price equal to 100% of the unpaid principal balance of each related Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I, REMIC II or REMIC III as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in Section 4(bb) that remain unpaid on the date of such purchase.

        The right of the Master Servicer or the Company to purchase all the assets of Trust Fund I pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Group I Optional Termination Date. The right of the Master Servicer or the Company to purchase all the assets of Trust Fund II pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Group II Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on or after the Group I Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Class A-I Certificates and Class M-I Certificates in whole, but not in part, at a price equal to aggregate outstanding Certificate Principal Balance of the Class A-I Certificates and Class M-I Certificates, plus one month's Accrued Certificate Interest on the Class A-I Certificates and Class M-I Certificates, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. On any Distribution Date on or after the Group II Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Group A-II Certificates in whole, but not in part, at a price equal to aggregate outstanding Certificate Principal Balance of the Group A-II Certificates, plus one month's Accrued Certificate Interest on the Group A-II Certificates, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. If the Master Servicer exercises this right to purchase the outstanding Class A-I Certificates and Class M-I Certificates or Group A-II Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

        (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise  be  a  Distribution  Date)  upon  which  the  Certificateholders  may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

               (ii) the amount of any such final payment, if known, and

               (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

        (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount equal to the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest and any unpaid Prepayment Interest Shortfall previously allocated thereto.

        (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

        Section 9.02. Additional Termination Requirements.

        (a) Each of REMIC I, REMIC II and REMIC III, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the

Trustee) to the effect that the failure of any of REMIC I, REMIC II and REMIC III, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I, REMIC II and REMIC III, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I, REMIC II and REMIC III, under
        Section 860F of the Code and the regulations thereunder;

               (ii) The Master Servicer shall notify the Trustee at the commencement of such 90- day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

               (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

provided, however, that in the event that a calendar quarter ends after the commencement of the 90- day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I, REMIC II and REMIC III at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                       REMIC PROVISIONS

        Section 10.01.REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" in REMIC II and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The Class A-I, Class A-II, Class A-III, Class A-IV, Class A-V, Class A-VI, Class A- VII, Class A-VIII, Class A-IX, Class A-PO, Class M, Class B and Class SB Certificates and the Uncertificated REMIC III Regular Interests shall be designated as the "regular interests" in REMIC III and the Class R-III Certificates shall be designated the sole class of "residual interests" in REMIC III. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC III other than the Regular Certificates and the Uncertificated REMIC III Regular Interests.

        (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I, REMIC II and REMIC III in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I, REMIC II and REMIC III in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely  manner.  The  expenses of preparing  such returns  shall be borne by the
REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Sections 2.04 and 4.08) and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The

Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit any of REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is October 25, 2031 with respect to the Class A-I Certificates and Class M-I Certificates, and November 25, 2031 with respect to the Group A-II Certificates.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

        Section   10.02.Master   Servicer,   REMIC   Administrator  and  Trustee
Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

        Section 10.03 Distributions on the REMIC I Regular Interests and the REMIC II Regular Interests.

        (I) Distributions on the REMIC I Regular Interests.

               (a) On each Distribution Date, the following amounts, in the following order of priority, shall be deemed distributed by REMIC I to REMIC III on account of the REMIC I Regular Interests:

                      (i) to the extent of the Available Distribution Amount, to the Holders of
the REMIC I Regular Interests, pro rata, in an amount equal to (A) the related Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC I Regular
Interest  ZZ  on  a  Distribution  Date  shall  be  reduced  when  the  REMIC  I
Overcollateralization Amount is less than the REMIC I Required Overcollateralization Amount for such Distribution Date, by the lesser of (x) the amount of such difference and (y) the REMIC I Regular Interest ZZ Maximum Interest Deferral Amount, and such amount will be payable to the Holders of REMIC I Regular Interest A-I-1, REMIC I Regular Interest A-I-2, REMIC I Regular Interest M-I-1, REMIC I Regular Interest M-I-2, REMIC I Regular Interest M-I-3, REMIC I Regular Interest M-I-4, REMIC I Regular Interest M-I-5, REMIC I Regular Interest M-I-6 and REMIC I Regular Interest M-I-7, in the same proportion as the Overcollateralization Increase Amount is distributed to the Corresponding Class for each such REMIC I Regular Interest, respectively, on such Distribution Date and the Uncertificated Principal Balance of REMIC I Regular Interest ZZ shall be increased by such amount; and

                      (ii) on each Distribution Date, to the Holders of REMIC I Regular Interests in an amount equal to the remainder of the Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC I Regular Interest AA, 98.00% of such remainder until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero; (B) to the Holders of the REMIC I Regular Interests A-I-1, A-I-2, M-I-1, M-I-2, M-I-3, M-I-4, M-I-5, M-I-6 and M-I-7, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Class for each such REMIC I Regular Interest, respectively, until the Uncertificated Principal Balance of each such REMIC I Regular Interest is reduced to zero; (C) to the Holders of the REMIC I Regular Interest ZZ, 1.00% of such remainder until the Uncertificated Principal Balance of such REMIC I Regular

Interest is reduced to zero; and (D) any remaining amounts to the Holders of the Class R-I Certificates; provided, however, that 98.00% and 2.00% of any principal payments that are attributable to a Overcollateralization Reduction Amount shall be distributed to Holders of REMIC I Regular Interest AA and REMIC I Regular Interest ZZ, respectively.

                      (iii) All Realized Losses on the Group I Loans shall be allocated on each
Distribution Date to the following REMIC I Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC I Regular Interests AA and ZZ up to an aggregate amount equal to the excess of (a) the REMIC I Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls relating to the Group I Loans for such Distribution Date, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC I Regular Interests AA and ZZ up to an aggregate amount equal to the REMIC I Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC I Regular Interests AA, M-I-7 and ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest M-I-7 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC I Regular Interests AA, M-I-6 and ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest M-I-6 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC I Regular Interests AA, M-I-5 and ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest M-I-5 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC I Regular Interests AA, M-I-4, and ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest M-I-4 has been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC I Regular Interests AA, M-I-3, and ZZ, 98%, 1% and 1%, respectively, until the
Uncertificated Balance of REMIC I Regular Interest M-I-3 has been reduced to zero; eighth, to the Uncertificated Principal Balances of REMIC I Regular
Interests  AA,  M-I-2,  and  ZZ,  98%,  1%  and  1%,  respectively,   until  the
Uncertificated Balance of REMIC I Regular Interest M-I-2 has been reduced to zero; ninth, to the Uncertificated Principal Balances of REMIC I Regular Interests AA, M-I-1, and ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC I Regular Interest M-I-1 has been reduced to zero; and tenth, to the Uncertificated Principal Balances of REMIC I Regular Interests AA, 98%, A-I- 1 and A-I-2 1% pro rata, and ZZ, 1%, until the Uncertificated Balance of each of REMIC I Regular Interests A-I-1 and A-I-2 have been reduced to zero.

               (b) Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 10.03(I), distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        (II) Distributions on the REMIC II Regular Interests.

               (a) On each Distribution Date, the following amounts, in the following order of priority, shall be deemed distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests:

                      (i) On each Distribution Date the Trustee shall be deemed to distribute to itself on a pro rata basis, as the holder of the REMIC II Regular Interests, Uncertificated Accrued Interest on the REMIC II Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

                      (ii) On each Distribution Date, distributions of principal shall be deemed to be made to the REMIC II Regular Interests, in each case from the related Loan Group, first, to each REMIC II Regular Interest ending with the designation "A," so that the Uncertificated Principal Balance of each such REMIC II Regular Interest is equal to 1.00% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over (y) the Certificate Principal Amount of the related Senior Certificates, including the applicable portions of the Class A- PO Certificates (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC II Regular Interests such that the REMIC II Subordinated Balance Ratio is maintained); and second, any remaining principal in each Loan Group to the related REMIC II Regular Interest ending with the designation "ZZZ" (provided that a portion of the remaining principal equal to the Class A-PO Principal Distribution Amount will be distributed to REMIC II Regular Interest A-PO). Realized Losses from each Loan Group shall be applied after all distributions have been made on each Distribution Date first, to the related REMIC II Regular Interest ending with the designation "A," so that the Uncertificated Principal Balance of each such REMIC II Regular Interest is equal to 1.00% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over (y) the Certificate Principal Amount of the related Senior Certificates (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC II Regular Interests such that the REMIC II Subordinated Balance Ratio is maintained); and second, any remaining Realized Losses from each Loan Group shall be allocated to the related REMIC II Regular Interests ending with the designation "ZZZ" (except that if a Realized Loss is recognized with respect to a Discount Mortgage Loan that is a Group V Loan or Group IX Loan, the applicable portion of such Realized Loss will be allocated to REMIC II Regular Interest A-PO).

               (b) Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this Section 10.03(II), distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section 10.04.Distributions on the Uncertificated REMIC III Regular Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC III Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC III Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

        (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-IO-1 Certificates and Class A-IO-2 Certificates under Section 4.05 shall be deemed allocated to the related Uncertificated REMIC III Regular Interests on a pro rata basis based on the related Uncertificated Accrued Interest for the related Distribution Date.

        (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(II)(a), to the Class A-IO-1 Certificates and Class A-IO-2 Certificates, the amounts distributable thereon from the related Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.05. The amount deemed distributable hereunder with respect to the Class A-IO- 1 Certificates and Class A-IO-2 Certificates shall equal 100% of the amounts payable with respect to the related Uncertificated REMIC III Regular Interests.

        (d) Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section 11.01.Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

               (i) to cure any ambiguity,

               (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

               (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I, REMIC II or REMIC III as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

               (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

               (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then- current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

               (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

               (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

               (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment is permitted under this Agreement and that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code and (b) any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Group A-II Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section 11.02.Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03.Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04.Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05. Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255

North  Ontario  Street,   Burbank,   California  91504-3120,   Attention:   Bond
Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention:
Residential Asset Mortgage Products Inc. Series 2004-SL1 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's; (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's; and (f) in the case of Fitch, One State Street Plaza, New York, New York 10004, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Fitch. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section 11.06.Notices to Rating Agencies.

        The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

        (a) a material change or amendment to this Agreement,

        (b) the occurrence of an Event of Default,

        (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

        (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

        (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

        (g) a change in the location of the Custodial Account or the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i) the occurrence of the Final Distribution Date, and

        (j) the repurchase of or substitution for any Mortgage Loan, provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

        Section 11.07.Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section 11.08.Supplemental Provisions for Resecuritization.

        (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement. Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

               IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                          RESIDENTIAL    ASSET    MORTGAGE
                                                PRODUCTS, INC.

Attest:                                         By:
        Name:  Lisa Lundsten                            Name: Julie Steinhagen
        Title:  Vice President                          Title:  Vice President



[Seal]
                                                RESIDENTIAL FUNDING CORPORATION

Attest:                                         By:
        Name:  Julie Steinhagen                         Name: Lisa Lundsten
        Title:   Managing Director                      Title: Managing Director



[Seal]                                          DEUTSCHE   BANK  TRUST   COMPANY
                                                AMERICAS
                                                                      as Trustee
Attest:
        Name:
        Title:                                  By:
                                                        Name:
                                                        Title:

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    _________________

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared Lisa Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    __________________

[Notarial Seal]

STATE OF NEW YORK               )
                                ) ss.:
COUNTY OF NEW YORK              )

               On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared ____________________, known to me to be a _________________ of Deutsche Bank Trust Company Americas, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    ___________________


[Notarial Seal]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


Certificate No. [____]                                    [____]% [Adjustable] [Variable] Pass-Through
                                                          Rate
Class [A-___] Senior                                      Percentage Interest: ____%
Date of Pooling and Servicing Agreement and               Aggregate Initial [Certificate Principal
Cut-off Date:                                             Balance] [Notional Amount] of the Class [A-
March 1, 2004                                             ___] Certificates: $________
First Distribution Date:                                  [Initial] [Certificate Principal Balance]
April 26, 2004                                            [Notional Amount] of this Certificate:
                                                          $[______________]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[                 ][                ]                     [______________]



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES 2004-SL1

              evidencing a percentage interest in the distributions
           allocable to the Class A-__ Certificates with respect to a
         Trust Fund consisting primarily of a pool of conventional one-
           to four-family fixed and adjustable interest rate first and second lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE
                                 PRODUCTS, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A-__ Certificates] [Initial Notional Amount of all [Class A-IO-1][Class A-IO-2] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate first and second lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2004 (the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and Deutsche Bank Trust Company Americas, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][on the Business Day prior to such Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of [interest][and][principal], if any) required to be distributed to Holders of Class A-__ Certificates on such Distribution Date. [The Notional Amount of the [Class A-IO-1][Class A-IO-2] Certificates as of any date of determination is equal to the aggregate stated principal balance of the Mortgage Loans corresponding to the uncertificated REMIC regular interests represented by such [Class A-IO-1][Class A-IO-2] Certificates.]

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new certificates of authorized denominations evidencing the same class and aggregate percentage interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining [Group I Loans][Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX] and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining [Group I Loans][Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX] and all property acquired in respect of any Mortgage Loan in a Loan Group or (ii) purchase in whole, but not in part, all of the Certificates related to a loan group from the Holders thereof; provided, that any such option may only be exercised if the pool Stated Principal Balance of the related Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than [ten] [one] percent of the Cut-off Date Principal Balance of the related Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: March 30, 2004                                DEUTSCHE BANK TRUST COMPANY
                                                     AMERICAS,
                                                     as Trustee

                                                     By:
                                                     Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A-] Certificates referred to in the within-mentioned Agreement.

                                                     DEUTSCHE BANK TRUST COMPANY
                                                     AMERICAS,
                                                     as Certificate Registrar

                                                     By:
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ____________________________

Dated:  ___________________________    ______________________________________
                                       Signature by or on behalf of assignor


                                       ______________________________________
                                       Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT B

              FORM OF CLASS M CERTIFICATE AND CLASS B CERTIFICATES

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-[ ] CERTIFICATES] [CLASS B-II-[__] CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE (INCLUDING REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN)) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PERSON, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997),
PTE 2000-58,  65 FED. REG. 67765 (NOVEMBER 13, 2000),  AND PTE 2002-41,  67 FED.
REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB- " (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

         IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.]

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]




Certificate No. [____]                                    [Adjustable] [Variable] Pass-Through Rate
Class [M-___][B-___] Subordinate
Date of Pooling and Servicing Agreement and               Aggregate Certificate Principal Balance of the
Cut-off Date:                                             Class [M-__][B-___] Certificates:
March 1, 2004                                             $_______________
First Distribution Date:                                  Initial Certificate Principal Balance of this
April 26, 2004                                            Certificate:
                                                          $[______________]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[_____________]                                           [______________]


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2004-SL1

                  evidencing a percentage interest in any distributions allocable to the Class [M-___][B-___] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate first and second lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class [M-___][B-___] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate first and second lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing

Agreement dated as of March 1, 2004, (the "Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][on the Business Day prior to the Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [M-___][B-___] Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         [As described above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.]

         [No transfer of this Class [B-___] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as MORTGAGE ASSET-BACKED Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining [Group I Loans][Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX] and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining [Group I Loans][Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX] and all property acquired in respect of any Mortgage Loan in a Loan Group or (ii) purchase in whole, but not in part, all of the Certificates related to a loan group from the Holders thereof; provided, that any such option may only be exercised if the pool Stated Principal Balance of the related Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than [ten] [one] percent of the Cut-off Date Principal Balance of the related Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                   DEUTSCHE BANK TRUST COMPANY
                                         AMERICAS,
                                         as Trustee

                                         By:
                                         Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [M-__ ][B-__] Certificates referred to in the within-mentioned Agreement.

                                           DEUTSCHE BANK TRUST COMPANY
                                           AMERICAS,
                                           as Certificate Registrar

                                           By:
                                           Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ____________________________

Dated:  ___________________________    ______________________________________
                                       Signature by or on behalf of assignor


                                       ______________________________________
                                       Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT C

                                           FORM OF CLASS SB CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS [A-_][M- _] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY PLAN OR ANY PERSON ACQUIRING SUCH CERTIFICATES WITH "PLAN ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. ss.2510.3-101 UNLESS THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND.



Certificate No. __                    Variable Pass-Through Rate

Class SB Subordinate

Date of Pooling and Servicing         Percentage Interest: ___%
and Cut-off Date:
March 1, 2004

First Distribution Date:              Aggregate Initial Certificate Principal Balance
April 26, 2004                        of the Class SB Certificates:
                                      $________

Master Servicer:                      Initial Certificate Principal Balance
Residential Funding Corporation       of this Certificate: $________

Final Scheduled Distribution Date:    CUSIP: ________
_________ __, 20__

Maturity Date:
_________ __, 20__

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2004-SL1

                  evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate first and second lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that ________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate first and second lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products,

Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class SB Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Notional Amount of this Class SB Certificate as of any date of determination will be calculated as described in the Agreement. The Notional Amount hereof will be reduced by interest shortfalls on the related Loan Group including any Prepayment Interest Shortfalls not covered by Compensating Interest or related Excess Cash Flow, and the interest portion of any Realized Losses incurred in respect thereof. This Class SB Certificate will accrue interest at the Pass-Through Rate on the Notional Amount as indicated in the definition of Accrued Certificate Interest in the Agreement. This Class SB Certificate will not accrue interest on its Certificate Principal Balance.

         No transfer of this Class SB Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the

Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         No transfer of this Certificate or any interest herein shall be made to any employee benefit plan or other plan or arrangement subject to ERISA or
Section 4975 of the Code (a "Plan"), any Person acting, directly or indirectly, on behalf of any Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining [Group II Loans, Group III Loans, Group IV Loans, Group V Loans, Group VI Loans, Group VII Loans, Group VIII Loans and Group IX] and all property acquired in respect of any Mortgage Loan in a Loan Group or (ii) purchase in whole, but not in part, all of the Certificates related to a loan group from the Holders thereof; provided, that any such option may only be exercised if the pool Stated Principal Balance of the related Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the related Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                    DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS,
                                          as Trustee

                                          By:
                                          Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the  Class  SB  Certificates   referred  to  in  the
within-mentioned Agreement.

                                         DEUTSCHE BANK TRUST COMPANY
                                         AMERICAS,
                                         as Certificate Registrar

                                         By:
                                         Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ____________________________

Dated:  ___________________________    ______________________________________
                                       Signature by or on behalf of assignor


                                       ______________________________________
                                       Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT D

                                            FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON- UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE
DEPOSITOR OR THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY

SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(A)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



Certificate No. [____]                                    [____]% Pass-Through Rate
Class [R-___] Subordinate
Date of Pooling and Servicing Agreement and               Aggregate Initial Certificate Principal Balance
Cut-off Date:                                             of the Class R-___ Certificates: [$50.00]
March 1, 2004
First Distribution Date:                                  Initial Certificate Principal Balance of this
April 26, 2004                                            Certificate:
                                                          $[______________]
Master Servicer:                                          Percentage Interest: _____%
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[______________]                                          [______________]


                                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                  SERIES 2004-SL1

                  evidencing a percentage interest in any distributions allocable to the Class R[-__] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate first and second lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that is ____________________ the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R[-__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate first and second lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2004, (the "Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company
Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R-__ Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         No transfer of this Class R-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non- exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other Person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan in a loan group or (ii) purchase in whole, but not in part, all of the Certificates related to a loan group from the Holders thereof; provided, that any such option may only be exercised if the pool Stated Principal Balance of the related Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the related Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________              DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                    as Trustee

                                    By:
                                    Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [R- ] Certificates referred to in the within-mentioned Agreement.

                                       DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS,
                                       as Certificate Registrar

                                       By:
                                       Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: ____________________________

Dated:  ___________________________    ______________________________________
                                       Signature by or on behalf of assignor


                                       ______________________________________
                                       Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT E

                                                CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of March 1, 2004, by and among DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Depositor (together with any successor in interest, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                          W I T N E S S E T H   T H A T :

                  WHEREAS, the Depositor, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of March 1, 2004, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-SL1 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:


                                                     ARTICLE I

                                                    Definitions

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                                    ARTICLE II

                                           Custody of Mortgage Documents

                  Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

                  Section 2.3.  Review of Mortgage Files.

                  (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

                  (b) Within 45 days after the closing date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Depositor, the Master Servicer and the Trustee.

                  (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

                  Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

                  Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Depositor as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Depositor in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the Master Servicer and the Trustee.

                  Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to
Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

                  Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

                  From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the

Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

                  Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                                    ARTICLE III

                                             Concerning the Custodian

                  Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Depositor or the Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. Indemnification. The Depositor hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Depositor, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

                  Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated  with the Master Servicer or the Depositor
..

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

                  Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                                    ARTICLE IV

                                             Miscellaneous Provisions

                  Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

                  SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

   IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                              DEUTSCHE BANK TRUST COMPANY
AMERICAS,                                               as Trustee


1761 East St. Andrew Place
Santa Ana, California 92705           By:_________________________________
                                      Name:
                                      Title:


Address:                              RESIDENTIAL ASSET MORTGAGE
                                      PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                      By:_________________________________
                                      Name:
                                      Title:


Address:                              RESIDENTIAL FUNDING
                                      CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                      By:_________________________________
                                      Name:
                                      Title:

Address:                              WELLS FARGO BANK,
                                      NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings - 3rd Floor
Richfield, Minnesota 55423
                                      By:_________________________________
                                      Name:
                                      Title:

STATE OF CALIFORNIA                 )
                                    )ss.:
COUNTY OF ORANGE                    )


                  On the ____ day of March, 2004, before me, a notary public in and for said State, personally appeared _____________, known to me to be a _______________ of Deutsche Bank Trust Company Americas, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             ___________________________
                                                             Notary Public

[SEAL]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )


                  On the ___ day of March,  2004,  before me, a notary public in and for said State, personally appeared ____________, known to me to be a ____________ of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ______________________________
                                                                 Notary Public
[Notarial Seal]




STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )


                  On the ____ day of March, 2004, before me, a notary public in and for said State, personally appeared, ____________, known to me to be a _____________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written. .


                                                   ________________________
                                                           Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )


                  On the ____ day of March, 2004, before me, a notary public in and for said State, personally appeared ___________, known to me to be an ______________ of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            ______________________________
                                            Notary Public

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                                 March 30, 2004


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705


Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL1

               Re: Custodial Agreement, dated as of March 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2004-SL1

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                             _____________ __, 2004


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705


Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL1

               Re: Custodial Agreement, dated as of March 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2004-SL1

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                         WELLS FARGO BANK,
                                         NATIONAL ASSOCIATION


                                         By:________________________________
                                         Name:______________________________
                                         Title:_____________________________

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                             _____________ __, 2004


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705


Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL1

               Re: Custodial Agreement, dated as of March 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2004-SL1

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in
Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                           WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION


                                           By:________________________________
                                           Name:______________________________
                                           Title:_____________________________

                                                    EXHIBIT F-1

                                              GROUP I-A LOAN SCHEDULE

                                                 (Filed Manually)


  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 13.23.26           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1  FIXED ABS                       CUTOFF : 03/01/04
  POOL       : 0004827
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------------------

      1253196                              .6400
      202,385.58                          .0500
            9.7500                         .0000
            9.1100                         .0000
            9.0600                         .0000
            9.0600                         .0000

      1258086                              .2500
      193,514.67                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      1259818                              .2500
      256,547.30                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      1267616                              .2500
      254,641.26                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      1279943                              .2500
      250,965.88                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      1283795                              .2500
      363,782.93                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      1284102                              .2500
      229,368.93                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      1285217                              .2500
       54,696.62                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      1286958                              .1250
       17,997.78                          .0500
            8.0000                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      1293082                              .2500
       83,333.16                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      1295014                              .3750
      343,597.58                          .0500
            8.5000                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      1298289                              .1250
      214,972.46                          .0500
            8.0000                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      1300497                              .3750
      247,220.38                          .0500
            8.5000                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      1301719                              .2500
      111,199.94                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      1302547                              .2500
      111,289.72                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      1309970                              .3750
      232,038.47                          .0500
            8.5000                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      1311466                              .3750
      240,626.33                          .0500
            8.5000                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      1312837                              .3750
      243,094.84                          .0500
            9.0000                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      1313688                              .5000
       83,793.54                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      1315610                              .2500
      119,836.90                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      1316292                              .5000
      186,754.78                          .0500
            8.2500                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      1334980                              .2500
      153,815.42                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      1335440                              .5000
      248,887.68                          .0500
            7.8750                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      1336097                              .2500
      119,833.61                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      1337454                              .2500
      191,111.53                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      1339851                              .2500
      213,676.04                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      1340013                              .2500
      293,412.27                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      1340592                              .1250
      227,297.65                          .0500
            7.7500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      1341888                              .2500
      204,216.39                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      1343925                              .3750
       99,580.67                          .0500
            7.8750                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000
1



      1344980                              .2500
      193,489.61                          .0500
            7.4000                         .0000
            7.1500                         .0000
            7.1000                         .0000
            7.1000                         .0000

      1349787                              .2500
      213,465.18                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      1381787                              .3750
      167,737.22                          .0500
            7.7500                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      1381931                              .1700
       40,572.38                          .0500
            6.8750                         .0000
            6.7050                         .0000
            6.6550                         .0000
            6.6550                         .0000

      1385957                              .1700
      210,225.43                          .0500
            9.3750                         .0000
            9.2050                         .0000
            9.1550                         .0000
            9.1550                         .0000

      1386958                              .1700
      172,477.29                          .0500
            8.1250                         .0000
            7.9550                         .0000
            7.9050                         .0000
            7.9050                         .0000

      1389579                              .1250
      190,424.35                          .0500
            8.7500                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      1389678                              .2500
      105,171.97                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      1390722                              .2500
      212,248.74                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      1402229                              .2500
       87,253.33                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      1403648                              .2500
       75,952.02                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      1407775                              .2500
       85,311.51                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      1415852                              .2500
       93,267.02                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      1416205                              .2500
      185,962.71                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      1416286                              .5000
      108,780.40                          .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      1416752                              .5000
      452,848.78                          .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      1417811                              .2500
       94,072.33                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      1420371                              .2500
      216,454.10                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      1422650                              .2500
      193,829.89                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      1426928                              .1250
      260,693.45                          .0500
            8.3000                         .0000
            8.1750                         .0000
            8.1250                         .0000
            8.1250                         .0000

      1429742                              .2500
       58,635.45                          .0500
            9.2000                         .0000
            8.9500                         .0000
            8.9000                         .0000
            8.9000                         .0000

      1433499                              .2500
      243,222.41                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      1435485                              .2500
      255,018.68                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      1435733                              .5000
       65,908.22                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      1444067                              .5000
       73,013.60                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      1445023                              .5000
       60,895.08                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      1445173                              .2500
       46,058.88                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      1449197                              .5000
       36,252.96                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      1462544                              .5000
       91,813.59                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      1463013                              .5000
       59,890.47                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      1463179                              .5000
       53,062.79                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      1465642                              .5000
       98,402.75                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      1469534                              .5000
      110,622.24                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      1473453                              .5000
       68,005.64                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      1479476                              .5000
       24,747.02                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      1480269                              .5000
       91,731.93                          .0500
           11.8750                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      1483753                              .5000
      107,983.25                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      1492911                              .2500
      310,280.21                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      1492950                              .2500
      299,194.52                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      1493252                              .2500
      140,829.23                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000
1



      1494843                              .5000
       53,117.17                          .0500
           12.7500                         .0000
           12.2500                         .0000
           12.2000                         .0000
           12.2000                         .0000

      1530031                              .5000
       45,124.77                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      1531879                              .5000
       39,827.23                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      1533598                              .5000
       33,894.21                          .0500
           12.6250                         .0000
           12.1250                         .0000
           12.0750                         .0000
           12.0750                         .0000

      1533861                              .5000
       94,617.16                          .0500
           12.2500                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      1533920                              .5000
       64,118.33                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      1534005                              .5000
       58,224.39                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      1536111                              .5000
       51,697.94                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      1536957                              .5000
       80,087.88                          .0500
           10.7000                         .0000
           10.2000                         .0000
           10.1500                         .0000
           10.1500                         .0000

      1537347                              .5000
       40,768.46                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      1538740                              .5000
       31,754.13                          .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      1539523                              .5000
       65,783.82                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      1540949                              .5000
       59,145.90                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      1542015                              .5000
       79,413.43                          .0500
            9.2000                         .0000
            8.7000                         .0000
            8.6500                         .0000
            8.6500                         .0000

      1542088                              .5000
       81,099.77                          .0500
            9.9900                         .0000
            9.4900                         .0000
            9.4400                         .0000
            9.4400                         .0000

      1542098                              .5000
       83,675.16                          .0500
           12.7500                         .0000
           12.2500                         .0000
           12.2000                         .0000
           12.2000                         .0000
1



      1542105                              .5000
      110,666.69                          .0500
            9.6000                         .0000
            9.1000                         .0000
            9.0500                         .0000
            9.0500                         .0000

      1542131                              .5000
       47,765.15                          .0500
            9.9500                         .0000
            9.4500                         .0000
            9.4000                         .0000
            9.4000                         .0000

      1542139                              .5000
       41,801.13                          .0500
            9.9500                         .0000
            9.4500                         .0000
            9.4000                         .0000
            9.4000                         .0000

      1543761                              .2500
      276,676.61                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      1545448                              .2500
       87,387.23                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      1546731                              .5000
       44,010.28                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      1547464                              .5000
       96,772.42                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      1547473                              .5000
       25,786.92                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000
1



      1547561                              .5000
       41,649.02                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      1549255                              .5000
       35,565.07                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      1552038                              .5000
       71,528.89                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      1554899                              .5000
       89,283.63                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      1555400                              .5000
       19,511.01                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      1556997                              .5000
       52,400.88                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      1557630                              .5000
      102,876.71                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      1562803                              .5000
       42,950.74                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000
1



      1564454                              .5000
       28,028.68                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      1564463                              .5000
       84,526.21                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      1565367                              .5000
      117,313.52                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      1565802                              .5000
       90,612.63                          .0500
           12.1000                         .0000
           11.6000                         .0000
           11.5500                         .0000
           11.5500                         .0000

      1566421                              .5000
       41,839.65                          .0500
           11.6250                         .0000
           11.1250                         .0000
           11.0750                         .0000
           11.0750                         .0000

      1566534                              .5000
      105,525.60                          .0500
           12.0000                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      1566667                              .5000
       66,531.69                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      1567588                              .5000
       66,777.47                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000
1



      1568670                              .5000
       28,881.63                          .0500
           12.4900                         .0000
           11.9900                         .0000
           11.9400                         .0000
           11.9400                         .0000

      1570334                              .5000
        4,779.27                          .0500
           16.4900                         .0000
           15.9900                         .0000
           15.9400                         .0000
           15.9400                         .0000

      1570393                              .5000
       79,912.75                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      1571259                              .2500
      180,832.60                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      1572551                              .5000
      137,181.83                          .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      1572566                              .5000
       97,816.32                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      1572715                              .5000
       43,018.76                          .0500
           11.0500                         .0000
           10.5500                         .0000
           10.5000                         .0000
           10.5000                         .0000

      1573035                              .5000
       96,373.41                          .0500
           13.9500                         .0000
           13.4500                         .0000
           13.4000                         .0000
           13.4000                         .0000
1



      1573065                              .5000
      120,672.62                          .0500
           11.3500                         .0000
           10.8500                         .0000
           10.8000                         .0000
           10.8000                         .0000

      1573622                              .5000
       27,640.83                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      1573976                              .5000
       58,409.23                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      1574000                              .5000
       24,433.04                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      1575080                              .5000
       87,648.83                          .0500
           10.4900                         .0000
            9.9900                         .0000
            9.9400                         .0000
            9.9400                         .0000

      1575155                              .5000
       89,289.30                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      1575242                              .5000
       40,013.62                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      1575245                              .5000
       12,826.87                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000
1



      1577988                              .5000
       42,655.36                          .0500
           12.9900                         .0000
           12.4900                         .0000
           12.4400                         .0000
           12.4400                         .0000

      1579450                              .5000
       29,472.62                          .0500
           12.9000                         .0000
           12.4000                         .0000
           12.3500                         .0000
           12.3500                         .0000

      1579779                              .5000
       26,235.80                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      1579800                              .5000
       65,830.59                          .0500
           11.2250                         .0000
           10.7250                         .0000
           10.6750                         .0000
           10.6750                         .0000

      1579814                              .2500
        9,420.73                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      1581650                              .5000
      101,154.14                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      1582324                              .5000
       61,897.73                          .0500
            9.9900                         .0000
            9.4900                         .0000
            9.4400                         .0000
            9.4400                         .0000

      1582428                              .5000
       84,941.67                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000
1



      1582437                              .5000
       35,234.19                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      1585385                              .5000
       37,807.19                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      1585425                              .5000
       73,175.62                          .0500
            9.9900                         .0000
            9.4900                         .0000
            9.4400                         .0000
            9.4400                         .0000

      1585562                              .5000
       28,344.01                          .0500
           12.1250                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      1585657                              .5000
       12,276.14                          .0500
           14.9900                         .0000
           14.4900                         .0000
           14.4400                         .0000
           14.4400                         .0000

      1585858                              .5000
       38,785.75                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      1586530                              .5000
       54,550.08                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      1586531                              .5000
       32,399.22                          .0500
            9.9000                         .0000
            9.4000                         .0000
            9.3500                         .0000
            9.3500                         .0000
1



      1586814                              .2500
       26,769.99                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      1587645                              .5000
       87,678.19                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      1587661                              .5000
       54,494.73                          .0500
           13.6000                         .0000
           13.1000                         .0000
           13.0500                         .0000
           13.0500                         .0000

      1587681                              .5000
       15,053.68                          .0500
           12.7500                         .0000
           12.2500                         .0000
           12.2000                         .0000
           12.2000                         .0000

      1587841                              .5000
       44,041.47                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      1588207                              .5000
      146,460.02                          .0500
            9.4900                         .0000
            8.9900                         .0000
            8.9400                         .0000
            8.9400                         .0000

      1589068                              .5000
       31,316.38                          .0500
           10.9000                         .0000
           10.4000                         .0000
           10.3500                         .0000
           10.3500                         .0000

      1589163                              .5000
       27,137.30                          .0500
           12.7500                         .0000
           12.2500                         .0000
           12.2000                         .0000
           12.2000                         .0000
1



      1589763                              .5000
       43,424.12                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      1590069                              .5000
       58,533.30                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      1590373                              .5000
       68,068.85                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      1590383                              .5000
      121,439.57                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      1591330                              .5000
       43,635.22                          .0500
           12.9000                         .0000
           12.4000                         .0000
           12.3500                         .0000
           12.3500                         .0000

      1591579                              .5000
      100,798.08                          .0500
           11.6500                         .0000
           11.1500                         .0000
           11.1000                         .0000
           11.1000                         .0000

      1591607                              .5000
      278,110.65                          .0500
           11.9500                         .0000
           11.4500                         .0000
           11.4000                         .0000
           11.4000                         .0000

      1591620                              .5000
       32,671.33                          .0500
           12.4500                         .0000
           11.9500                         .0000
           11.9000                         .0000
           11.9000                         .0000
1



      1591623                              .5000
       26,210.62                          .0500
           11.4000                         .0000
           10.9000                         .0000
           10.8500                         .0000
           10.8500                         .0000

      1591624                              .5000
       29,164.38                          .0500
           12.2000                         .0000
           11.7000                         .0000
           11.6500                         .0000
           11.6500                         .0000

      1592042                              .5000
       23,382.52                          .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      1592084                              .5000
       71,221.74                          .0500
            8.6000                         .0000
            8.1000                         .0000
            8.0500                         .0000
            8.0500                         .0000

      1592116                              .5000
       48,732.09                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      1592892                              .5000
      110,625.96                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      1592998                              .5000
        2,785.61                          .0500
           12.5000                         .0000
           12.0000                         .0000
           11.9500                         .0000
           11.9500                         .0000

      1593976                              .5000
      115,934.47                          .0500
            8.3800                         .0000
            7.8800                         .0000
            7.8300                         .0000
            7.8300                         .0000
1



      1594573                              .2500
       82,055.08                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      1594984                              .5000
       40,148.71                          .0500
           11.8750                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      1595843                              .5000
       57,104.85                          .0500
           10.8000                         .0000
           10.3000                         .0000
           10.2500                         .0000
           10.2500                         .0000

      1596391                              .5000
       47,016.35                          .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      1596994                              .5000
       60,102.18                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      1597240                              .5000
       55,653.21                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      1597400                              .5000
       83,375.03                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      1600049                              .5000
      164,750.89                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      1600070                              .5000
       50,471.82                          .0500
           13.0500                         .0000
           12.5500                         .0000
           12.5000                         .0000
           12.5000                         .0000

      1600286                              .5000
       61,363.72                          .0500
           12.5000                         .0000
           12.0000                         .0000
           11.9500                         .0000
           11.9500                         .0000

      1600302                              .5000
       49,768.68                          .0500
           10.9750                         .0000
           10.4750                         .0000
           10.4250                         .0000
           10.4250                         .0000

      1600821                              .5000
       24,960.08                          .0500
           11.3750                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      1601058                              .5000
       54,260.52                          .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      1601148                              .5000
       43,922.20                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      1601346                              .5000
      169,727.04                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      1601824                              .5000
       42,637.86                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      1603450                              .5000
      118,546.59                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      1603674                              .5000
       34,713.41                          .0500
           12.0000                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      1603693                              .5000
       88,868.50                          .0500
            9.9500                         .0000
            9.4500                         .0000
            9.4000                         .0000
            9.4000                         .0000

      1603699                              .5000
      103,451.60                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      1604218                              .5000
       28,126.21                          .0500
           12.5000                         .0000
           12.0000                         .0000
           11.9500                         .0000
           11.9500                         .0000

      1604818                              .2500
       99,027.55                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      1605173                              .5000
       44,139.22                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      1605780                              .5000
       65,890.72                          .0500
            8.3750                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      1606138                              .5000
       27,738.20                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      1606295                              .5000
       17,625.49                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      1606637                              .5000
      101,855.87                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      1606842                              .5000
       73,995.12                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      1606936                              .5000
       78,923.62                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      1607808                              .5000
       75,267.26                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      1608651                              .5000
       24,152.84                          .0500
           11.3750                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      1609389                              .2500
       18,775.09                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      1609403                              .5000
       23,026.67                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      1609551                              .5000
       54,672.09                          .0500
            9.1500                         .0000
            8.6500                         .0000
            8.6000                         .0000
            8.6000                         .0000

      1610947                              .5000
      147,752.97                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      1611281                              .5000
       35,465.89                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      1611990                              .2500
      240,985.08                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      1612300                              .5000
       88,228.04                          .0500
            8.9900                         .0000
            8.4900                         .0000
            8.4400                         .0000
            8.4400                         .0000

      1615008                              .2500
      121,205.85                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      1615525                              .5000
       50,399.88                          .0500
           10.7000                         .0000
           10.2000                         .0000
           10.1500                         .0000
           10.1500                         .0000
1



      1615596                              .5000
       33,334.16                          .0500
           12.5500                         .0000
           12.0500                         .0000
           12.0000                         .0000
           12.0000                         .0000

      1617613                              .5000
       56,361.10                          .0500
           12.2500                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      1618300                              .5000
       60,936.17                          .0500
            7.5000                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      1619060                              .5000
       63,859.22                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      1619416                              .5000
       52,788.65                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      1620490                              .5000
      113,710.54                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      1620621                              .5000
       29,298.48                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      1620714                              .5000
       40,667.10                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000
1



      1620719                              .5000
       40,339.16                          .0500
           12.7000                         .0000
           12.2000                         .0000
           12.1500                         .0000
           12.1500                         .0000

      1620722                              .5000
       41,252.28                          .0500
           10.5500                         .0000
           10.0500                         .0000
           10.0000                         .0000
           10.0000                         .0000

      1620737                              .5000
       77,701.03                          .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      1620876                              .5000
       26,919.30                          .0500
           11.9000                         .0000
           11.4000                         .0000
           11.3500                         .0000
           11.3500                         .0000

      1620937                              .5000
      107,851.68                          .0500
            9.6500                         .0000
            9.1500                         .0000
            9.1000                         .0000
            9.1000                         .0000

      1621229                              .5000
       38,581.49                          .0500
           10.3000                         .0000
            9.8000                         .0000
            9.7500                         .0000
            9.7500                         .0000

      1621246                              .5000
       34,699.18                          .0500
           11.9000                         .0000
           11.4000                         .0000
           11.3500                         .0000
           11.3500                         .0000

      1621650                              .2500
       71,291.39                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      1622767                              .5000
       60,332.48                          .0500
            9.5500                         .0000
            9.0500                         .0000
            9.0000                         .0000
            9.0000                         .0000

      1622770                              .5000
       55,440.41                          .0500
           10.6000                         .0000
           10.1000                         .0000
           10.0500                         .0000
           10.0500                         .0000

      1622780                              .5000
       46,161.42                          .0500
           10.4000                         .0000
            9.9000                         .0000
            9.8500                         .0000
            9.8500                         .0000

      1623138                              .5000
       74,121.98                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      1626046                              .5000
       91,726.41                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      1626413                              .5000
       72,898.51                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      1626502                              .5000
       88,659.93                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      1626664                              .5000
       55,560.98                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000
1



      1628178                              .5000
       55,673.80                          .0500
           11.7000                         .0000
           11.2000                         .0000
           11.1500                         .0000
           11.1500                         .0000

      1628480                              .5000
       54,909.24                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      1629158                              .5000
       24,424.78                          .0500
           16.2000                         .0000
           15.7000                         .0000
           15.6500                         .0000
           15.6500                         .0000

      1629170                              .5000
       15,272.24                          .0500
           12.5000                         .0000
           12.0000                         .0000
           11.9500                         .0000
           11.9500                         .0000

      1629326                              .5000
       42,437.10                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      1629621                              .5000
       22,672.39                          .0500
           16.9500                         .0000
           16.4500                         .0000
           16.4000                         .0000
           16.4000                         .0000

      1630194                              .5000
       52,244.82                          .0500
           10.3400                         .0000
            9.8400                         .0000
            9.7900                         .0000
            9.7900                         .0000

      1630536                              .5000
       19,714.15                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000
1



      1632062                              .5000
       33,536.74                          .0500
           11.8500                         .0000
           11.3500                         .0000
           11.3000                         .0000
           11.3000                         .0000

      1638000                              .2500
      164,973.90                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      1649695                              .2500
       86,680.68                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      1657216                              .2500
      142,443.07                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      1666050                              .2500
      159,023.34                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      1677189                              .2500
      292,626.83                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      1678827                              .2500
       56,145.54                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      1683566                              .2500
       40,275.16                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      1685762                              .2500
      206,542.94                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      1696743                              .2500
      356,234.54                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      1707331                              .2500
      113,087.10                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      1714643                              .2500
      230,810.22                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      1731117                              .2500
      289,941.78                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      1742101                              .2500
       14,106.34                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      1748222                              .2500
      213,611.97                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      1756595                              .2500
       28,886.85                          .0500
            7.4500                         .0000
            7.2000                         .0000
            7.1500                         .0000
            7.1500                         .0000
1



      1759778                              .2500
      241,772.68                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      1782382                              .2500
      100,522.19                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      1783687                              .2500
      336,213.14                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      1784475                              .2500
       52,311.85                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      1788274                              .2500
      295,974.02                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      1793692                              .2500
      249,051.16                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      1799415                              .2500
      110,945.50                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      1804526                              .2500
      106,256.51                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      1805339                              .2500
      154,887.85                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      1805410                              .2500
       78,075.71                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      1809130                              .2500
      206,688.74                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      1810861                              .2500
      121,255.66                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      1811738                              .2500
      183,671.10                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      1812452                              .2500
      224,529.54                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      1814447                              .2500
      329,375.24                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      1816354                              .2500
      606,931.68                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      1818681                              .2500
       45,196.60                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      1818963                              .2500
      258,066.86                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000

      1821982                              .2500
      179,591.47                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      1824414                              .2500
      107,750.63                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      1826000                              .2500
      246,637.29                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      1827481                              .2500
      112,167.50                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      1829196                              .2500
      284,703.47                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      1830085                              .2500
      248,092.83                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000
1



      1839961                              .2500
      132,588.37                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000

      1840935                              .2500
       62,590.35                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      1841896                              .2500
      192,800.73                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      1842020                              .2500
      298,079.74                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      1842065                              .2500
      236,091.79                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      1847642                              .2500
      102,794.78                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      1881959                              .2500
      512,077.17                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      1904432                              .2500
      165,682.33                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5750                         .0000
1



      1914849                              .2500
       68,149.52                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      1946776                              .2500
      251,664.03                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      1982439                              .2500
      344,102.26                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      2675663                              .2500
      251,926.82                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      2686304                              .2500
      218,400.44                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      2688444                              .2500
      271,209.45                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      2761831                              .2500
      177,571.51                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      2763030                              .2500
       63,978.58                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      3517986                              .2500
      327,032.24                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4049488                              .2500
      284,106.60                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      4049520                              .2500
      170,669.28                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      4102008                              .2500
      442,143.47                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      4153006                              .2500
       68,798.18                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4181935                              .2500
      125,171.35                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4232070                              .2500
       35,058.93                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4244711                              .2500
      334,205.34                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      4259158                              .2500
      311,225.32                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      4293353                              .2500
      291,489.78                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      4517177                              .2500
      211,541.00                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      4575562                              .2500
      385,017.06                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      4584346                              .2500
      340,023.65                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      4653477                              .2500
      266,493.26                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.9500                         .0000

      4660459                              .2500
      918,871.26                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      4660466                              .2500
      397,165.68                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      4667947                              .2500
       93,038.11                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      4668073                              .2500
       58,485.81                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      4686431                              .2500
       19,501.71                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      4838951                              .2500
      533,977.33                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      4894239                              .2500
      169,871.63                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      4904597                              .5000
      313,732.22                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.7000                         .0000

      4948819                              .2500
      370,978.44                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      4968214                              .2500
      303,825.63                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.2000                         .0000
1



      5053898                              .2500
      193,711.08                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      5142790                              .2500
      378,759.53                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      5220134                              .2500
      473,771.10                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      5298368                              .2500
      409,006.35                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.8250                         .0000

      5323509                              .2500
      829,738.91                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0750                         .0000

      5358489                              .2500
       77,928.29                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      5409628                              .2500
      280,628.90                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000

      5462009                              .2500
      437,745.38                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.3250                         .0000
1



      5528077                              .2500
      375,571.77                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

  TOTAL NUMBER OF LOANS:      327
  TOTAL BALANCE........:         43,131,618.77


  RUN ON     : 03/26/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 13.23.26            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004827
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                        8.5418            6.8750     16.9500
  RFC NET RATE                          8.2196            6.6250     16.4500
  NET MTG RATE(INVSTR RATE)             8.1696            6.5750     16.4000
  POST STRIP RATE                       8.1696            6.5750     16.4000
  SUB SERV FEE                           .3222             .1250       .6400
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:   327
  TOTAL BALANCE........:      43,131,618.77


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 13.23.26          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED ABS                        CUTOFF : 03/01/04
  POOL       : 0004827
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1253196          047/076             F          233,650.00         ZZ
                                         360        202,385.58          1
                                       9.750          2,007.42         80
                                       9.110          2,007.42
    LAWRENCEVILLE    GA   30253          1            10/16/91         00
    10474560                             05           12/01/91          0
    10474560                             O            11/01/21
    0


    1258086          599/595             F          225,000.00         ZZ
                                         360        193,514.67          1
                                       9.125          1,830.68         59
                                       8.875          1,830.68
    GHENT            NY   12075          5            01/03/92         00
    1449958                              05           03/01/92          0
    6137690                              O            02/01/22
    0


    1259818          372/G48             F          300,000.00         ZZ
                                         360        256,547.30          1
                                       8.875          2,386.93         90
                                       8.625          2,386.93
    EDMONDS          WA   98020          2            01/02/92         10
    0656965                              05           03/01/92         17
    2394336                              O            02/01/22
    0


    1267616          201/M32             F          292,350.00         ZZ
                                         360        254,641.26          1
                                       9.625          2,484.95         75
                                       9.375          2,484.95
    CORTLANDT        NY   10566          1            02/07/92         00
    305567943                            05           04/01/92          0
1


    180054103                            O            03/01/22
    0


    1279943          201/M32             F          292,500.00         ZZ
                                         360        250,965.88          1
                                       8.875          2,327.27         90
                                       8.625          2,327.27
    WASHINGTON       DC   20012          1            03/31/92         14
    305568750                            05           05/01/92         17
    160055887                            O            04/01/22
    0


    1283795          976/076             F          422,000.00         ZZ
                                         360        363,782.93          1
                                       8.875          3,357.63         64
                                       8.625          3,357.63
    BAKERSFIELD      CA   93311          2            06/03/92         00
    10679021                             05           08/01/92          0
    829817                               O            07/01/22
    0


    1284102          635/447             F          266,000.00         ZZ
                                         360        229,368.93          1
                                       8.750          2,092.63         75
                                       8.500          2,092.63
    FAIR LAWN        NJ   07410          5            07/27/92         00
    4073696                              05           09/01/92          0
    2925782                              O            08/01/22
    0


    1285217          074/074             F          182,350.00         ZZ
                                         180         54,696.62          1
                                       8.375          1,782.34         85
                                       8.125          1,782.34
    BRONX            NY   10465          2            01/16/92         04
    0006469857                           08           03/01/92         17
    6469857                              O            02/01/07
    0


    1286958          560/B71             F           55,000.00         ZZ
                                         180         17,997.78          1
                                       8.000            525.61         33
                                       7.875            525.61
    WESTBURY         NY   11590          2            05/22/92         00
    220151518                            05           07/01/92          0
    138356001                            O            06/01/07
    0


1


    1293082          052/670             F          135,000.00         ZZ
                                         240         83,333.16          1
                                       8.750          1,193.01         22
                                       8.500          1,193.01
    STONY POINT      NY   10980          2            04/14/92         00
    3117331953                           05           06/01/92          0
    185265                               O            05/01/12
    0


    1295014          664/070             F          400,000.00         ZZ
                                         360        343,597.58          1
                                       8.500          3,075.66         67
                                       8.125          3,075.66
    LOS ANGELES      CA   90046          5            08/03/92         00
    006417539                            05           10/01/92          0
    0543587                              O            09/01/22
    0


    1298289          560/B71             F          259,500.00         ZZ
                                         360        214,972.46          1
                                       8.000          1,904.12         80
                                       7.875          1,904.12
    DOYLESTOWN       PA   18901          1            08/26/92         00
    220392369                            05           10/01/92          0
    196846000                            O            09/01/22
    0


    1300497          635/447             F          288,750.00         ZZ
                                         360        247,220.38          1
                                       8.500          2,220.24         75
                                       8.125          2,220.24
    ESSEX FELLS      NJ   07021          1            10/27/92         00
    4074258                              05           12/01/92          0
    3027927                              O            11/01/22
    0


    1301719          038/M32             F          290,000.00         ZZ
                                         180        111,199.94          1
                                       8.375          2,834.54         19
                                       8.125          2,834.54
    WAINSCOTT        NY   11975          2            12/15/92         00
    009697343                            05           02/01/93          0
    351                                  O            01/01/08
    0


    1302547          570/070             F          315,000.00         ZZ
                                         180        111,289.72          1
                                       7.875          2,987.62         79
                                       7.625          2,987.62
1


    CERRITOS         CA   90701          2            09/15/92         00
    006423194                            05           11/01/92          0
    6424220                              O            10/01/07
    0


    1309970          470/M32             F          268,800.00         ZZ
                                         360        232,038.47          1
                                       8.500          2,066.84         80
                                       8.125          2,066.84
    SAN DIEGO        CA   92129          2            01/21/93         00
    302690318                            05           03/01/93          0
    26002918                             O            02/01/23
    0


    1311466          608/M32             F          279,000.00         ZZ
                                         360        240,626.33          1
                                       8.500          2,145.27         64
                                       8.125          2,145.27
    NORTH WALES      PA   19454          5            01/25/93         00
    302691522                            05           03/01/93          0
    50006544                             O            02/01/23
    0


    1312837          454/M32             F          277,500.00         ZZ
                                         360        243,094.84          1
                                       9.000          2,232.83         75
                                       8.625          2,232.83
    LONG BEACH       CA   90807          5            01/12/93         00
    302687777                            05           03/01/93          0
    23169                                O            02/01/23
    0


    1313688          372/M32             F           97,000.00         ZZ
                                         360         83,793.54          1
                                       8.500            745.85         68
                                       8.000            745.85
    BULLHEAD CITY    AZ   86442          2            02/05/93         00
    302692835                            05           04/01/93          0
    5542345                              O            03/01/23
    0


    1315610          637/447             F          137,500.00         ZZ
                                         360        119,836.90          1
                                       8.750          1,081.71         74
                                       8.500          1,081.71
    SARASOTA         FL   34241          1            02/02/93         00
    2846730                              03           03/01/93          0
    2331643                              O            02/01/23
    0
1




    1316292          028/M32             F          216,450.00         ZZ
                                         360        186,754.78          1
                                       8.250          1,626.12         90
                                       7.750          1,626.12
    HIGHLAND         CA   92346          1            02/24/93         01
    302695218                            05           04/01/93         20
    070598                               O            03/01/23
    0


    1334980          209/M32             F          227,250.00         ZZ
                                         360        153,815.42          1
                                       7.375          1,569.56         90
                                       7.125          1,569.56
    BOWIE            MD   20721          1            06/04/93         04
    302723390                            03           08/01/93         20
    934631586                            O            07/01/23
    0


    1335440          614/M32             F          288,000.00         ZZ
                                         360        248,887.68          1
                                       7.875          2,088.21         75
                                       7.375          2,088.21
    WAYNE            NJ   07470          1            07/29/93         00
    302740790                            05           09/01/93          0
    6100000800                           O            08/01/23
    0


    1336097          694/G48             F          138,900.00         ZZ
                                         360        119,833.61          1
                                       7.875          1,007.12         74
                                       7.625          1,007.12
    BOCA RATON       FL   33496          1            07/12/93         00
    0637477                              03           09/01/93          0
    0221402648                           O            08/01/23
    0


    1337454          032/M32             F          230,000.00         ZZ
                                         360        191,111.53          1
                                       7.875          1,667.66         87
                                       7.625          1,667.66
    PORT ORCHARD     WA   98366          4            06/15/93         10
    302737697                            05           08/01/93         20
    0000136345                           O            07/01/23
    0


    1339851          247/M32             F          248,850.00         ZZ
                                         360        213,676.04          1
1


                                       7.750          1,782.79         90
                                       7.500          1,782.79
    NORCROSS         GA   30092          1            06/15/93         04
    302734272                            05           08/01/93         22
    6701669                              O            07/01/23
    0


    1340013          372/447             F          350,000.00         ZZ
                                         360        293,412.27          1
                                       7.500          2,447.25         90
                                       7.250          2,447.25
    TORRANCE         CA   90503          1            06/25/93         12
    6043301                              03           08/01/93         17
    6043301                              O            07/01/23
    0


    1340592          560/560             F          264,000.00         ZZ
                                         360        227,297.65          1
                                       7.750          1,891.33         80
                                       7.625          1,891.33
    PEARL RIVER      NY   10965          2            07/07/93         00
    220910475                            05           09/01/93          0
    198614703                            O            08/01/23
    0


    1341888          051/M32             F          238,500.00         ZZ
                                         360        204,216.39          1
                                       7.500          1,667.63         89
                                       7.250          1,667.63
    FULLERTON        CA   92635          2            07/23/93         11
    007000060                            05           09/01/93         17
    10101729                             O            08/01/23
    0


    1343925          180/M32             F          131,250.00         ZZ
                                         360         99,580.67          1
                                       7.875            951.65         75
                                       7.500            951.65
    PLANO            TX   75093          1            06/24/93         00
    001141704                            05           08/01/93          0
    2567576                              O            07/01/23
    0


    1344980          439/686             F          244,000.00         ZZ
                                         360        193,489.61          1
                                       7.400          1,689.41         80
                                       7.150          1,689.41
    CHATSWORTH       CA   91311          1            07/01/93         00
    7015890077                           05           09/01/93          0
1


    001589007                            O            08/01/23
    0


    1349787          274/181             F          247,500.00         ZZ
                                         360        213,465.18          1
                                       7.625          1,751.79         90
                                       7.375          1,751.79
    LONG BEACH       CA   90803          2            09/01/93         14
    0004758625                           05           11/01/93         17
    1930806847                           O            10/01/23
    0


    1381787          406/M32             F          350,000.00         ZZ
                                         180        167,737.22          1
                                       7.750          3,294.47         74
                                       7.375          3,294.47
    POUND RIDGE      NY   10576          2            04/26/94         00
    009706953                            03           06/01/94          0
    1213560                              O            05/01/09
    0


    1381931          575/M32             F           96,700.00         ZZ
                                         180         40,572.38          1
                                       6.875            862.42         62
                                       6.705            862.42
    PITTSFORD        NY   14534          2            11/05/93         00
    009708553                            05           01/01/94          0
    46740938602724                       O            12/01/08
    0


    1385957          705/G02             F          231,920.00         ZZ
                                         360        210,225.43          1
                                       9.375          1,928.99         80
                                       9.205          1,928.99
    BREWSTER         NY   10509          1            07/28/94         00
    0459902680                           05           09/01/94          0
    94100183                             O            08/01/24
    0


    1386958          560/560             F          214,937.86         ZZ
                                         308        172,477.29          1
                                       8.125          1,663.46         68
                                       7.955          1,663.46
    HERNDON          VA   22071          1            06/11/93         00
    220865455                            05           09/01/93          0
    220865455                            O            04/01/19
    0


1


    1389579          116/116             F          212,300.00         ZZ
                                         360        190,424.35          1
                                       8.750          1,670.16         90
                                       8.625          1,670.16
    THE WOODLANDS    TX   77381          1            07/27/94         04
    091065291                            03           09/01/94         20
    91065291                             O            08/01/24
    0


    1389678          462/076             F          117,000.00         ZZ
                                         360        105,171.97          1
                                       8.875            930.91         75
                                       8.625            930.91
    PEMBROKE PINES   FL   33029          1            07/29/94         00
    14910875                             03           09/01/94          0
    4293262                              O            08/01/24
    0


    1390722          070/070             F          234,000.00         ZZ
                                         360        212,248.74          1
                                       9.500          1,967.60         89
                                       9.250          1,967.60
    SOUTH GATE       CA   90280          1            06/28/94         14
    001053061                            05           08/01/94         17
    1053061                              O            07/01/24
    0


    1402229          028/G48             F           95,000.00         ZZ
                                         360         87,253.33          1
                                       9.875            824.93         66
                                       9.625            824.93
    BURLINGTON       CO   80807          5            01/25/95         00
    0657300                              05           03/01/95          0
    075914                               O            02/01/25
    0


    1403648          562/G48             F          133,000.00         ZZ
                                         180         75,952.02          1
                                       9.250          1,368.83         70
                                       9.000          1,368.83
    GLEN COVE        NY   11542          1            03/14/95         00
    0657355                              05           05/01/95          0
    456087                               O            04/01/10
    0


    1407775          163/M32             F           94,500.00         ZZ
                                         360         85,311.51          1
                                       8.875            751.89         70
                                       8.625            751.89
1


    MIAMI            FL   33186          1            10/28/94         00
    009721762                            05           12/01/94          0
    53844017                             O            11/01/24
    0


    1415852          624/M32             F          102,600.00         ZZ
                                         360         93,267.02          1
                                       8.875            816.33         95
                                       8.625            816.33
    LATHROP          CA   95330          2            05/10/95         11
    009726092                            05           07/01/95         30
    86123001036F                         O            06/01/25
    0


    1416205          560/560             F          213,000.00         ZZ
                                         360        185,962.71          1
                                       9.250          1,752.30         89
                                       9.000          1,752.30
    NEW ROCHELLE     NY   10801          1            04/04/95         10
    450110895                            05           06/01/95         17
    450110895                            O            05/01/25
    0


    1416286          664/K61             F          115,500.00         ZZ
                                         360        108,780.40          1
                                      11.500          1,143.79         70
                                      11.000          1,143.79
    PLEASANT HILL    CA   94523          5            05/08/95         00
    0800018681                           05           07/01/95          0
    2026565                              O            06/01/25
    0


    1416752          A39/L06             F          500,000.00         ZZ
                                         360        452,848.78          1
                                       9.125          4,068.16         77
                                       8.625          4,068.16
    SOMIS            CA   93066          1            05/05/95         00
    0800093866                           05           07/01/95          0
    9500257RFC                           O            06/01/25
    0


    1417811          A62/G02             F          104,400.00         ZZ
                                         360         94,072.33          1
                                       9.250            858.87         95
                                       9.000            858.87
    MUSKEGON         MI   49445          1            05/25/95         11
    0459904785                           05           07/01/95         30
    1417811                              O            06/01/25
    0
1




    1420371          670/M32             F          238,500.00         ZZ
                                         360        216,454.10          1
                                       8.625          1,855.03         90
                                       8.375          1,855.03
    TOWACO           NJ   07082          1            05/05/95         04
    009731746                            05           07/01/95         22
    1176496                              O            06/01/25
    0


    1422650          939/M32             F          455,000.00         ZZ
                                         180        193,829.89          1
                                       7.500          4,217.91         76
                                       7.250          4,217.91
    OCEANSIDE        NY   11572          2            06/28/95         00
    009729104                            05           08/01/95          0
    9502017                              O            07/01/10
    0


    1426928          439/686             F          290,000.00         ZZ
                                         360        260,693.45          1
                                       8.300          2,188.88         78
                                       8.175          2,188.88
    FRESNO           CA   93720          4            06/21/95         00
    7017863015                           05           08/01/95          0
    1786301                              O            07/01/25
    0


    1429742          686/686             F           64,000.00         ZZ
                                         360         58,635.45          1
                                       9.200            524.20         69
                                       8.950            524.20
    MIRAMAR          FL   33023          1            06/20/95         00
    0816726566                           05           08/01/95          0
    30816726566                          O            07/01/25
    0


    1433499          074/M32             F          272,000.00         ZZ
                                         360        243,222.41          1
                                       8.375          2,067.40         80
                                       8.125          2,067.40
    SAN MARTIN       CA   95046          1            06/27/95         00
    009736877                            05           08/01/95          0
    1561295125                           O            07/01/25
    0


    1435485          051/M32             F          284,000.00         ZZ
                                         360        255,018.68          1
1


                                       8.500          2,183.71         80
                                       8.250          2,183.71
    PRESCOTT         AZ   86301          1            07/21/95         00
    009737008                            05           09/01/95          0
    30100891                             O            08/01/25
    0


    1435733          180/K61             F           71,800.00         ZZ
                                         360         65,908.22          1
                                       9.250            590.68         65
                                       8.750            590.68
    INDIANAPOLIS     IN   46256          5            10/26/95         00
    0800020018                           05           12/01/95          0
    3510336                              O            11/01/25
    0


    1444067          180/K61             F           78,400.00         ZZ
                                         360         73,013.60          1
                                      10.000            688.02         80
                                       9.500            688.02
    HIGHLAND         IN   46322          5            10/11/95         00
    0800020984                           05           12/01/95          0
    3507910                              O            11/01/25
    0


    1445023          635/K61             F           66,750.00         ZZ
                                         360         60,895.08          1
                                       8.500            513.25         75
                                       8.000            513.25
    BRISTOL TOWNSHI  PA   19055          5            10/13/95         00
    0800021016                           05           12/01/95          0
    625821400                            O            11/01/25
    0


    1445173          623/994             F           50,200.00         ZZ
                                         360         46,058.88          1
                                       9.125            408.45         80
                                       8.875            408.45
    PLANTATION       FL   33442          1            09/05/95         00
    5965252124                           01           11/01/95          0
    0860005                              O            10/01/25
    0


    1449197          635/K61             F           65,000.00         ZZ
                                         180         36,252.96          1
                                       9.000            659.28         57
                                       8.500            659.28
    BENSALEM TOWNSH  PA   19020          2            04/13/95         00
    0800021271                           05           06/01/95          0
1


    6130223                              O            05/01/10
    0


    1462544          562/562             F           98,000.00         ZZ
                                         360         91,813.59          1
                                      10.500            896.45         75
                                      10.000            896.45
    EAST HAMPTON     NY   11937          5            10/13/95         00
    295000583000000                      05           12/01/95          0
    500058                               O            11/01/25
    0


    1463013          A91/K61             F           63,750.00         ZZ
                                         360         59,890.47          1
                                      11.000            607.11         85
                                      10.500            607.11
    DARIEN           NY   14005          5            01/25/96         23
    0800022402                           05           03/01/96          0
    AR1102295                            O            02/01/26
    0


    1463179          180/K61             F           57,000.00         ZZ
                                         360         53,062.79          1
                                      10.000            500.22         80
                                       9.500            500.22
    HOFFMAN ESTATES  IL   60195          1            12/27/95         00
    0800022444                           01           02/01/96          0
    4043907                              O            01/01/26
    0


    1465642          560/K61             F          107,500.00         ZZ
                                         360         98,402.75          1
                                       8.875            855.32         80
                                       8.375            855.32
    WHEATFIELD       NY   14120          1            10/26/95         00
    0800022584                           05           12/01/95          0
    411975709                            O            11/01/25
    0


    1469534          820/162             F          118,500.00         ZZ
                                         360        110,622.24          1
                                      10.500          1,083.97         89
                                      10.000          1,083.97
    KEAAU            HI   96749          5            11/14/95         23
    301521                               05           01/01/96          0
    01607802                             O            12/01/25
    0


1


    1473453          766/K61             F           72,200.00         ZZ
                                         360         68,005.64          1
                                      10.750            673.97         80
                                      10.250            673.97
    TALLAHASSEE      FL   32308          1            02/16/96         00
    0800024267                           05           04/01/96          0
    96GR0017                             O            03/01/26
    0


    1479476          B38/K61             F           26,250.00         ZZ
                                         180         24,747.02          1
                                      11.750            264.98         75
                                      11.250            264.98
    BARNESVILLE      OH   43713          5            01/19/96         00
    0800025397                           05           03/01/96          0
    710448                               O            02/01/11
    0


    1480269          921/G06             F           96,400.00         ZZ
                                         360         91,731.93          1
                                      11.875            982.32         85
                                      11.375            982.32
    CUMMING          GA   30130          5            02/15/96         23
    0655438794                           05           04/01/96          0
    295071                               O            03/01/26
    0


    1483753          862/K61             F          116,450.00         ZZ
                                         180        107,983.25          1
                                       9.375            968.58         85
                                       8.875            968.58
    LOS ANGELES      CA   91342          2            02/15/96         23
    0800026445                           05           04/01/96          0
    DA4048815                            O            03/01/11
    0


    1492911          F45/X14             F          344,000.00         ZZ
                                         360        310,280.21          1
                                       7.875          2,494.24         80
                                       7.625          2,494.24
    BRIELLE          NJ   08730          2            10/03/95         00
    8012903210                           05           12/01/95          0
    716563                               O            11/01/25
    0


    1492950          F45/X14             F          332,000.00         ZZ
                                         360        299,194.52          1
                                       8.250          2,494.21         80
                                       8.000          2,494.21
1


    LAKE SUCCESS     NY   11020          1            10/24/95         00
    8012904846                           05           12/01/95          0
    723270                               O            11/01/25
    0


    1493252          F45/X14             F          170,000.00         ZZ
                                         360        140,829.23          1
                                       7.000          1,131.01         57
                                       6.750          1,131.01
    WALL             NJ   07719          1            02/02/96         00
    8012914951                           05           04/01/96          0
    756262                               O            03/01/26
    0


    1494843          921/G06             F           60,000.00         ZZ
                                         360         53,117.17          1
                                      12.750            652.02         80
                                      12.250            652.02
    WRIGHT           WY   82732          5            04/11/96         00
    0655437507                           05           06/01/96          0
    262790                               O            05/01/26
    0


    1530031          751/K61             F           48,000.00         ZZ
                                         360         45,124.77          1
                                      10.000            421.24         80
                                       9.500            421.24
    SCRANTON         PA   18508          5            07/26/96         00
    0800042947                           05           09/01/96          0
    600244                               O            08/01/26
    0


    1531879          962/K61             F           42,000.00         ZZ
                                         360         39,827.23          2
                                      11.250            407.93         56
                                      10.750            407.93
    DETROIT LAKES    MN   56501          5            10/30/96         00
    0800043861                           05           12/01/96          0
    1531879                              O            11/01/26
    0


    1533598          922/K61             F           35,500.00         ZZ
                                         360         33,894.21          1
                                      12.625            382.32         90
                                      12.125            382.32
    DALLAS           TX   75211          1            11/01/96         23
    0800044679                           05           12/01/96          0
    961187                               O            11/01/26
    0
1




    1533861          E22/K61             F           98,600.00         ZZ
                                         360         94,617.16          1
                                      12.250          1,033.23         85
                                      11.750          1,033.23
    HOUSTON          TX   77095          1            09/25/96         23
    0800044794                           05           11/01/96          0
    0410272215                           O            10/01/26
    0


    1533920          455/K61             F           67,500.00         ZZ
                                         360         64,118.33          1
                                      10.750            630.10         75
                                      10.250            630.10
    GAINESVILLE      GA   30506          2            10/14/96         00
    0800044869                           05           12/01/96          0
    52794                                O            11/01/26
    0


    1534005          E44/K61             F           62,200.00         ZZ
                                         360         58,224.39          1
                                       9.250            511.70         75
                                       8.750            511.70
    HELPER           UT   84526          5            11/01/96         00
    0800044927                           05           01/01/97          0
    13111576                             O            12/01/26
    0


    1536111          757/K61             F           75,000.00         ZZ
                                         180         51,697.94          1
                                      10.125            811.70         75
                                       9.625            811.70
    GARDENDALE       AL   35071          5            10/24/96         00
    0800046385                           05           12/01/96          0
    2869907                              O            11/01/11
    0


    1536957          956/K61             F           84,500.00         ZZ
                                         180         80,087.88          3
                                      10.700            785.62         65
                                      10.200            785.62
    TURLOCK          CA   95380          5            08/22/96         00
    0800046922                           05           10/01/96          0
    603243                               N            09/01/11
    0


    1537347          180/K61             F           43,200.00         ZZ
                                         360         40,768.46          1
1


                                      10.500            395.17         90
                                      10.000            395.17
    DURANT           OK   74701          2            12/17/96         04
    0800047169                           05           02/01/97         25
    4403630                              O            01/01/27
    0


    1538740          664/K61             F           33,750.00         ZZ
                                         360         31,754.13          1
                                      10.625            311.89         90
                                      10.125            311.89
    ODESSA           TX   79763          1            12/06/96         23
    0800047979                           05           02/01/97          0
    2205573                              O            01/01/27
    0


    1539523          575/K61             F           70,000.00         ZZ
                                         360         65,783.82          2
                                       9.625            594.99         70
                                       9.125            594.99
    WRIGHTSVILLE     PA   17368          1            11/22/96         00
    0800048217                           05           01/01/97          0
    1785021                              O            12/01/26
    0


    1540949          686/K61             F           64,000.00         ZZ
                                         360         59,145.90          1
                                       8.625            497.79         80
                                       8.125            497.79
    CHICAGO          IL   60619          5            11/04/96         00
    0800048969                           05           01/01/97          0
    817714447                            O            12/01/26
    0


    1542015          604/K61             F           97,750.00         ZZ
                                         240         79,413.43          1
                                       9.200            892.09         85
                                       8.700            892.09
    WASHINGTON       DC   20019          2            10/23/96         23
    0800049579                           05           11/28/96          0
    77106225                             O            10/28/16
    0


    1542088          604/K61             F           90,000.00         ZZ
                                         180         81,099.77          1
                                       9.990            789.15         90
                                       9.490            789.15
    GLOUCESTER TWP   NJ   08012          2            10/21/96         23
    0800050007                           05           11/25/96          0
1


    77107023                             O            10/25/11
    0


    1542098          604/K61             F           86,850.00         ZZ
                                         180         83,675.16          1
                                      12.750            943.79         90
                                      12.250            943.79
    RIVERSIDE        NJ   08075          5            10/25/96         23
    0800050064                           05           12/01/96          0
    77107211                             O            11/01/11
    0


    1542105          604/K61             F          118,000.00         ZZ
                                         180        110,666.69          1
                                       9.600          1,000.83         90
                                       9.100          1,000.83
    DOVER            DE   19904          2            10/17/96         23
    0800050106                           05           11/22/96          0
    800320239                            O            10/22/11
    0


    1542131          604/K61             F           70,400.00         ZZ
                                         180         47,765.15          1
                                       9.950            754.37         84
                                       9.450            754.37
    CITY OF VINELAN  NJ   08360          5            10/22/96         23
    0800050262                           05           11/28/96          0
    77107068                             O            10/28/11
    0


    1542139          604/K61             F           60,800.00         ZZ
                                         180         41,801.13          1
                                       9.950            651.50         80
                                       9.450            651.50
    GLOUCESTER CITY  NJ   08030          5            11/02/96         00
    0800050346                           07           12/07/96          0
    77107365                             O            11/07/11
    0


    1543761          E26/943             F          300,000.00         ZZ
                                         360        276,676.61          1
                                       8.125          2,227.50         80
                                       7.875          2,227.50
    CHESAPEAKE       VA   23320          1            11/27/96         00
    626001477                            03           01/01/97          0
    516035                               O            12/01/26
    0


1


    1545448          074/074             F           93,750.00         ZZ
                                         360         87,387.23          1
                                       9.250            771.26         75
                                       9.000            771.26
    NEW PALTZ        NY   12515          1            10/31/96         00
    1111068882                           05           12/01/96          0
    1111068882                           O            11/01/26
    0


    1546731          E22/K61             F           46,400.00         ZZ
                                         360         44,010.28          1
                                      10.500            424.44         80
                                      10.000            424.44
    HIALEAH          FL   33012          1            11/27/96         00
    0800052656                           05           01/01/97          0
    0410251441                           O            12/01/26
    0


    1547464          757/K61             F          102,000.00         ZZ
                                         360         96,772.42          1
                                      10.500            933.04         75
                                      10.000            933.04
    BIRMINGHAM       AL   35216          1            12/18/96         00
    0800053191                           05           02/01/97          0
    2879468                              O            01/01/27
    0


    1547473          E47/K61             F           29,750.00         ZZ
                                         360         25,786.92          1
                                      11.750            300.30         70
                                      11.250            300.30
    BALTIMORE        MD   21224          5            12/12/96         00
    0800053233                           05           01/01/97          0
    2101506112                           N            12/01/26
    0


    1547561          E47/K61             F           44,100.00         ZZ
                                         180         41,649.02          1
                                      11.000            419.97         74
                                      10.500            419.97
    JOLIET           IL   60436          5            11/18/96         00
    0800053399                           05           01/01/97          0
    0500333913                           O            12/01/11
    0


    1549255          757/K61             F           37,600.00         ZZ
                                         360         35,565.07          1
                                      10.125            333.45         80
                                       9.625            333.45
1


    CAIRO            GA   31728          1            12/31/96         00
    0800054173                           05           02/01/97          0
    2879575                              O            01/01/27
    0


    1552038          E22/K61             F           76,075.00         ZZ
                                         360         71,528.89          1
                                      11.750            767.91         85
                                      11.250            767.91
    PELL CITY        AL   35125          1            01/07/97         23
    0800055634                           05           03/01/97          0
    0410338032                           O            02/01/27
    0


    1554899          180/K61             F           94,400.00         ZZ
                                         360         89,283.63          1
                                      10.000            828.43         80
                                       9.500            828.43
    PRESCOTT         AZ   86303          5            02/17/97         00
    0800057226                           05           04/01/97          0
    4752119                              O            03/01/27
    0


    1555400          E78/K61             F           27,000.00         ZZ
                                         180         19,511.01          1
                                      11.250            311.13         22
                                      10.750            311.13
    TOOELE           UT   84074          5            01/24/97         00
    0800057689                           05           03/01/97          0
    971104                               O            02/01/12
    0


    1556997          F22/K61             F           55,250.00         ZZ
                                         360         52,400.88          1
                                      10.875            520.95         78
                                      10.375            520.95
    PHILADELPHIA     PA   19149          5            01/14/97         00
    0800059339                           05           03/01/97          0
    620000267                            O            02/01/27
    0


    1557630          560/K61             F          108,800.00         ZZ
                                         360        102,876.71          1
                                      10.500            995.24         80
                                      10.000            995.24
    VANCOUVER        WA   98682          5            01/24/97         00
    0800014110                           05           03/01/97          0
    457774909                            O            02/01/27
    0
1




    1562803          E22/K61             F           60,000.00         ZZ
                                         180         42,950.74          1
                                      10.500            663.24         80
                                      10.000            663.24
    BOCA RATON       FL   33428          2            02/28/97         00
    0800062135                           05           04/01/97          0
    0410350524                           O            03/01/12
    0


    1564454          E20/K61             F           39,000.00         ZZ
                                         180         28,028.68          1
                                      11.250            449.42         14
                                      10.750            449.42
    MILLEDGEVILLE    GA   31061          5            02/20/97         00
    0800063778                           05           03/25/97          0
    PEEBLES                              O            02/25/12
    0


    1564463          G66/K61             F           90,200.00         ZZ
                                         360         84,526.21          1
                                       8.875            717.67         84
                                       8.375            717.67
    COMPTON          CA   90220          5            04/16/97         23
    0800063786                           05           06/01/97          0
    372                                  O            05/01/27
    0


    1565367          E47/K61             F          123,250.00         ZZ
                                         360        117,313.52          1
                                      10.875          1,162.12         84
                                      10.375          1,162.12
    STRATHMORE       CA   93267          5            01/07/97         23
    0800016255                           05           03/01/97          0
    500479913                            O            02/01/27
    0


    1565802          G13/K61             F           95,400.00         ZZ
                                         360         90,612.63          1
                                      12.100            988.65         90
                                      11.600            988.65
    FORT PIERCE      FL   34949          1            02/20/97         23
    0800066029                           05           04/01/97          0
    723                                  O            03/01/27
    0


    1566421          E47/K61             F           43,650.00         ZZ
                                         180         41,839.65          1
1


                                      11.625            436.44         27
                                      11.125            436.44
    WASHINGTON       DC   20003          5            12/30/96         00
    0800066698                           07           02/01/97          0
    2102241112                           N            01/01/12
    0


    1566534          E47/K61             F          109,700.00         ZZ
                                         180        105,525.60          1
                                      12.000          1,128.39         28
                                      11.500          1,128.39
    CORTE MADERA     CA   94925          5            01/16/97         00
    0800066771                           05           03/01/97          0
    0500260913                           N            02/01/12
    0


    1566667          757/K61             F           70,600.00         ZZ
                                         360         66,531.69          1
                                      10.000            619.57         85
                                       9.500            619.57
    DACULA           GA   30211          1            03/07/97         23
    0800066862                           05           05/01/97          0
    2880193                              O            04/01/27
    0


    1567588          E08/K61             F           69,800.00         ZZ
                                         360         66,777.47          1
                                      11.000            664.72         68
                                      10.500            664.72
    HOLLYWOOD        FL   33021          5            04/11/97         00
    0800067258                           05           06/01/97          0
    195517                               O            05/01/27
    0


    1568670          G92/K61             F           30,000.00         ZZ
                                         180         28,881.63          1
                                      12.490            319.94          8
                                      11.990            319.94
    SAN MATEO        CA   94403          5            03/12/97         00
    0800068058                           05           05/01/97          0
    565352177                            O            04/01/12
    0


    1570334          H77/K61             F           14,000.00         ZZ
                                         240          4,779.27          1
                                      16.490            199.94         23
                                      15.990            199.94
    MARKHAM          IL   60426          5            03/26/97         00
    0800069809                           05           05/01/97          0
1


    53000000061                          O            04/01/17
    0


    1570393          H77/K61             F           85,000.00         ZZ
                                         180         79,912.75          2
                                       9.750            730.28         68
                                       9.250            730.28
    DELTA            PA   17314          5            03/28/97         00
    0800069882                           07           05/02/97          0
    1000000358                           O            04/02/12
    0


    1571259          070/070             F          269,000.00         ZZ
                                         180        180,832.60          1
                                       8.250          2,609.68         71
                                       8.000          2,609.68
    BOCA RATON       FL   33496          2            02/24/97         00
    006347298                            03           04/01/97          0
    6347298                              O            03/01/12
    0


    1572551          562/562             F          144,000.00         ZZ
                                         360        137,181.83          2
                                      10.625          1,330.71         85
                                      10.125          1,330.71
    BROOKLYN         NY   11216          5            04/01/97         23
    295362843000000                      05           05/01/97          0
    536284                               O            04/01/27
    0


    1572566          B30/H62             F          103,445.00         ZZ
                                         360         97,816.32          1
                                       9.500            869.83         85
                                       9.000            869.83
    COHUTTA          GA   30710          2            05/16/97         23
    0007203151                           05           07/01/97          0
    200321                               O            06/01/27
    0


    1572715          G13/K61             F           59,500.00         ZZ
                                         180         43,018.76          1
                                      11.050            678.15         85
                                      10.550            678.15
    IRVINGTON        AL   36544          5            03/07/97         23
    0800070856                           05           04/12/97          0
    799                                  O            03/12/12
    0


1


    1573035          H77/K61             F           99,000.00         ZZ
                                         180         96,373.41          1
                                      13.950          1,169.11         90
                                      13.450          1,169.11
    CHICAGO          IL   60617          2            04/10/97         23
    0800071292                           05           05/15/97          0
    107                                  O            04/15/12
    0


    1573065          H77/K61             F          126,000.00         ZZ
                                         180        120,672.62          1
                                      11.350          1,233.37         90
                                      10.850          1,233.37
    BOWIE            MD   20715          5            03/28/97         23
    0800071334                           05           05/02/97          0
    836                                  O            04/02/12
    0


    1573622          A52/K61             F           38,000.00         ZZ
                                         180         27,640.83          1
                                      10.375            417.11         85
                                       9.875            417.11
    NEWNAN           GA   30263          5            05/09/97         23
    0800072092                           05           07/01/97          0
    199742                               O            06/01/12
    0


    1573976          696/K61             F           61,200.00         ZZ
                                         360         58,409.23          1
                                      10.750            571.29         85
                                      10.250            571.29
    BALTIMORE        MD   21224          5            04/30/97         23
    0800072233                           05           06/01/97          0
    7030316                              O            05/01/27
    0


    1574000          G85/K61             F           34,000.00         ZZ
                                         180         24,433.04          1
                                      10.875            383.78         46
                                      10.375            383.78
    MONTGOMERY       AL   36116          1            04/30/97         00
    0800072241                           05           06/01/97          0
    552323                               O            05/01/12
    0


    1575080          147/K61             F           93,000.00         ZZ
                                         360         87,648.83          1
                                      10.490            850.02         85
                                       9.990            850.02
1


    ETOWAH           NC   28729          5            02/28/97         23
    0800075459                           05           05/01/97          0
    533851                               O            04/01/27
    0


    1575155          147/K61             F           93,750.00         ZZ
                                         360         89,289.30          1
                                      10.750            875.14         75
                                      10.250            875.14
    LOS ANGELES      CA   90059          5            03/20/97         00
    0800075905                           05           05/01/97          0
    549393                               O            04/01/27
    0


    1575242          147/K61             F           55,875.00         ZZ
                                         180         40,013.62          1
                                      10.250            609.01         75
                                       9.750            609.01
    LAWRENCE         UT   84528          5            03/13/97         00
    0800076416                           05           05/01/97          0
    887409                               O            04/01/12
    0


    1575245          147/K61             F           17,350.00         ZZ
                                         180         12,826.87          1
                                      11.750            205.45         14
                                      11.250            205.45
    LOUISIANA        LA   70433          5            03/14/97         00
    0800076424                           05           05/01/97          0
    548920                               O            04/01/12
    0


    1577988          H77/H62             F           44,000.00         ZZ
                                         180         42,655.36          1
                                      12.990            486.38         80
                                      12.490            486.38
    CLEVELAND        OH   44103          5            04/19/97         00
    0007202930                           05           05/24/97          0
    550000014                            O            04/24/12
    0


    1579450          H97/H62             F           30,450.00         ZZ
                                         360         29,472.62          1
                                      12.900            334.46         70
                                      12.400            334.46
    BIRMINGHAM       AL   35204          5            02/24/97         00
    0007201015                           05           04/01/97          0
    7010716                              O            03/01/27
    0
1




    1579779          948/H62             F           27,800.00         ZZ
                                         360         26,235.80          1
                                      10.500            254.30         90
                                      10.000            254.30
    PHOENIX          AZ   85009          1            03/07/97         23
    0007204530                           05           05/01/97          0
    24706                                O            04/01/27
    0


    1579800          H97/H62             F           68,687.00         ZZ
                                         360         65,830.59          1
                                      11.225            665.83         90
                                      10.725            665.83
    ELGIN            SC   29045          1            04/23/97         23
    0007200546                           27           06/01/97          0
    70307046                             O            05/01/27
    0


    1579814          286/286             F           14,400.00         T
                                         180          9,420.73          1
                                       8.750            143.93         90
                                       8.500            143.93
    CORPUS CHRISTI   TX   78418          1            05/19/97         10
    9174375                              01           07/01/97         25
    9174375                              O            06/01/12
    0


    1581650          E06/H62             F          106,250.00         ZZ
                                         360        101,154.14          1
                                      10.375            961.99         85
                                       9.875            961.99
    ALEXANDRIA       IN   46001          5            05/06/97         23
    0007204373                           05           07/01/97          0
    97000935                             O            06/01/27
    0


    1582324          J42/H62             F           86,700.00         ZZ
                                         180         61,897.73          1
                                       9.990            931.16         85
                                       9.490            931.16
    FRAZIER PARK     CA   93225          5            04/09/97         23
    0007205131                           05           06/01/97          0
    793497                               O            05/01/12
    0


    1582428          J42/H62             F           89,400.00         ZZ
                                         360         84,941.67          1
1


                                      10.250            801.12         75
                                       9.750            801.12
    HENDERSON        NV   89014          5            04/23/97         00
    0007204811                           05           06/01/97          0
    1454                                 O            05/01/27
    0


    1582437          736/H62             F           38,500.00         ZZ
                                         360         35,234.19          1
                                       9.750            330.78         65
                                       9.250            330.78
    PATERSON         WA   99345          5            04/03/97         00
    0007208739                           05           06/01/97          0
    511995                               O            05/01/27
    0


    1585385          686/H62             F           42,250.00         ZZ
                                         360         37,807.19          1
                                       8.750            332.39         72
                                       8.250            332.39
    BAKERSFIELD      CA   93304          1            06/06/97         00
    0007231228                           05           08/01/97          0
    818250979                            O            07/01/27
    0


    1585425          H77/H62             F           79,200.00         ZZ
                                         180         73,175.62          1
                                       9.990            694.45         90
                                       9.490            694.45
    BALTIMORE        MD   21207          5            05/12/97         23
    0007209729                           07           06/16/97          0
    1000000531                           O            05/16/12
    0


    1585562          450/H62             F           29,400.00         ZZ
                                         360         28,344.01          1
                                      12.125            305.24         70
                                      11.625            305.24
    DETROIT          MI   48227          1            07/11/97         00
    0007274681                           05           09/01/97          0
    4283149                              O            08/01/27
    0


    1585657          H77/H62             F           16,800.00         ZZ
                                         180         12,276.14          1
                                      14.990            235.02         16
                                      14.490            235.02
    WASHINGTON       DC   20001          5            05/15/97         00
    0007209810                           07           06/20/97          0
1


    5100001421                           O            05/20/12
    0


    1585858          H34/H62             F           45,000.00         ZZ
                                         360         38,785.75          1
                                       9.500            378.39         75
                                       9.000            378.39
    CLARKSVILLE      AR   72830          1            06/11/97         00
    0007212236                           05           08/01/97          0
    206089                               O            07/01/27
    0


    1586530          E22/K61             F           57,600.00         ZZ
                                         360         54,550.08          1
                                      10.750            537.69         80
                                      10.250            537.69
    MESQUITE         TX   75150          1            05/22/97         00
    0800078404                           05           07/01/97          0
    410425003                            O            06/01/27
    0


    1586531          686/H62             F           42,585.00         ZZ
                                         360         32,399.22          1
                                       9.900            370.58         85
                                       9.400            370.58
    BAKERSFIELD      CA   93309          1            06/10/97         23
    0007231194                           01           08/01/97          0
    818249070                            O            07/01/27
    0


    1586814          624/G02             F           38,500.00         ZZ
                                         180         26,769.99          1
                                       8.750            384.79         65
                                       8.500            384.79
    ORANGE COVE      CA   93646          2            06/11/97         00
    0430261388                           05           08/01/97          0
    95000177013                          N            07/01/12
    0


    1587645          G13/H62             F           91,760.00         ZZ
                                         360         87,678.19          1
                                      10.750            856.56         80
                                      10.250            856.56
    SPRING HILL      FL   34607          1            05/19/97         00
    0007214943                           05           07/01/97          0
    1197                                 O            06/01/27
    0


1


    1587661          G13/H62             F           56,000.00         ZZ
                                         360         54,494.73          1
                                      13.600            645.84         83
                                      13.100            645.84
    EIGHT MILE       AL   36613          2            05/23/97         23
    0007212590                           05           07/01/97          0
    1251                                 O            06/01/27
    0


    1587681          G13/H62             F           20,000.00         ZZ
                                         180         15,053.68          1
                                      12.750            249.77         67
                                      12.250            249.77
    BLANCH           NC   27212          5            05/05/97         00
    0007214216                           05           07/01/97          0
    1214                                 O            06/01/12
    0


    1587841          E22/K61             F           46,300.00         ZZ
                                         360         44,041.47          1
                                      10.500            423.52         85
                                      10.000            423.52
    ARDMORE          OK   73401          1            05/28/97         23
    0800078453                           05           07/01/97          0
    410319578                            O            06/01/27
    0


    1588207          H77/H62             F          166,100.00         ZZ
                                         180        146,460.02          1
                                       9.490          1,395.45         85
                                       8.990          1,395.45
    UPPER MARLBORO   MD   20772          5            05/27/97         23
    0007212244                           05           07/01/97          0
    1000000913                           O            06/01/12
    0


    1589068          G13/H62             F           33,000.00         ZZ
                                         360         31,316.38          1
                                      10.900            311.78         79
                                      10.400            311.78
    FORT WORTH       TX   76134          1            04/16/97         00
    0007212756                           05           05/16/97          0
    00967                                O            04/16/27
    0


    1589163          G70/H62             F           28,000.00         ZZ
                                         180         27,137.30          1
                                      12.750            304.27         80
                                      12.250            304.27
1


    PHILADELPHIA     PA   19145          1            05/27/97         00
    0007220882                           07           07/01/97          0
    100798                               O            06/01/12
    0


    1589763          637/H62             F           45,750.00         ZZ
                                         360         43,424.12          1
                                      10.250            409.97         75
                                       9.750            409.97
    TEHACHAPI        CA   93561          2            05/22/97         00
    0007219702                           05           07/01/97          0
    9893132                              N            06/01/27
    0


    1590069          229/H62             F           64,000.00         ZZ
                                         360         58,533.30          1
                                       9.625            544.00         80
                                       9.125            544.00
    TAMPA            FL   33615          1            06/26/97         00
    0007249030                           05           08/01/97          0
    7517857                              O            07/01/27
    0


    1590373          664/H62             F           96,400.00         ZZ
                                         180         68,068.85          1
                                       9.000            977.76         80
                                       8.500            977.76
    MIDLOTHIAN       IL   60445          5            05/28/97         00
    0007221021                           05           07/01/97          0
    2306231                              O            06/01/12
    0


    1590383          F22/H62             F          127,800.00         ZZ
                                         360        121,439.57          1
                                      10.125          1,133.36         90
                                       9.625          1,133.36
    ENON             OH   45323          5            05/28/97         23
    0007218043                           05           07/01/97          0
    81050                                O            06/01/27
    0


    1591330          G33/H62             F           46,500.00         ZZ
                                         180         43,635.22          1
                                      12.900            510.76         75
                                      12.400            510.76
    GLENN HEIGHTS    TX   75115          1            06/06/97         00
    0007221872                           05           08/01/97          0
    9700003107                           O            07/01/12
    0
1




    1591579          J59/H62             F          105,300.00         ZZ
                                         360        100,798.08          1
                                      11.650          1,054.84         90
                                      11.150          1,054.84
    BIRMINGHAM       AL   35214          2            04/03/97         23
    0007220411                           05           05/08/97          0
    10112674                             O            04/08/27
    0


    1591607          J59/H62             F          289,000.00         ZZ
                                         360        278,110.65          1
                                      11.950          2,961.57         85
                                      11.450          2,961.57
    MANSFIELD        TX   76063          1            03/20/97         23
    0007220296                           05           04/20/97          0
    10910462                             O            03/20/27
    0


    1591620          J59/H62             F           44,100.00         ZZ
                                         180         32,671.33          1
                                      12.450            542.11         90
                                      11.950            542.11
    MOBILE           AL   36606          2            05/06/97         23
    0007220387                           05           06/12/97          0
    10112773                             O            05/12/12
    0


    1591623          J59/H62             F           35,700.00         ZZ
                                         180         26,210.62          1
                                      11.400            414.78         85
                                      10.900            414.78
    BIRMINGHAM       AL   35207          5            04/03/97         23
    0007219298                           05           05/08/97          0
    10612815                             O            04/08/12
    0


    1591624          J59/H62             F           39,100.00         ZZ
                                         180         29,164.38          1
                                      12.200            474.31         85
                                      11.700            474.31
    FULTONDALE       AL   35068          2            04/11/97         23
    0007218993                           05           05/16/97          0
    10613989                             O            04/16/12
    0


    1592042          J71/H62             F           31,500.00         ZZ
                                         180         23,382.52          1
1


                                      11.500            367.98         70
                                      11.000            367.98
    INDIANAPOLIS     IN   46205          5            05/13/97         00
    0007222995                           05           07/01/97          0
    400033521                            O            06/01/12
    0


    1592084          J71/H62             F           76,500.00         ZZ
                                         180         71,221.74          1
                                       8.600            593.65         85
                                       8.100            593.65
    INDIANAPOLIS     IN   46236          5            04/25/97         23
    0007222698                           05           06/01/97          0
    400033013                            O            05/01/12
    0


    1592116          E22/K61             F           53,100.00         T
                                         360         48,732.09          1
                                      11.000            505.68         90
                                      10.500            505.68
    UNIVERSITY CITY  MO   63130          1            05/28/97         23
    0800078644                           05           07/01/97          0
    410345300                            O            06/01/27
    0


    1592892          H46/H62             F          120,000.00         ZZ
                                         360        110,625.96          1
                                       9.750          1,030.99         80
                                       9.250          1,030.99
    NORTH BEND       WA   98045          1            06/24/97         00
    0007233125                           03           08/01/97          0
    9700191                              O            07/01/27
    0


    1592998          G13/H62             F           24,000.00         ZZ
                                         180          2,785.61          1
                                      12.500            295.81         15
                                      12.000            295.81
    MOUNT DORA       FL   32757          5            04/04/97         00
    0007217979                           05           05/09/97          0
    1025                                 O            04/09/12
    0


    1593976          685/H62             F          125,000.00         ZZ
                                         360        115,934.47          1
                                       8.380            950.53         74
                                       7.880            950.53
    LONG BEACH       CA   90815          5            05/13/97         00
    0007219694                           05           07/01/97          0
1


    800141                               O            06/01/27
    0


    1594573          891/G02             F           88,000.00         ZZ
                                         355         82,055.08          1
                                       7.875            640.30         80
                                       7.625            640.30
    BUCKMAN          MN   56317          4            01/06/98         00
    0430625400                           05           03/01/98          0
    9704422104                           O            09/01/27
    0


    1594984          G10/H62             F           42,500.00         ZZ
                                         360         40,148.71          1
                                      11.875            433.08         85
                                      11.375            433.08
    TOMBALL          TX   77375          1            06/13/97         23
    0007221070                           05           08/01/97          0
    970512                               O            07/01/27
    0


    1595843          921/H62             F           61,200.00         ZZ
                                         360         57,104.85          1
                                      10.800            573.60         85
                                      10.300            573.60
    COLLEGE PARK     GA   30349          5            05/30/97         23
    0007228810                           05           08/01/97          0
    308056                               O            07/01/27
    0


    1596391          E47/H62             F           49,300.00         ZZ
                                         360         47,016.35          1
                                      10.625            455.59         85
                                      10.125            455.59
    CHICAGO          IL   60617          5            05/13/97         23
    0007229768                           07           07/01/97          0
    1400136318                           O            06/01/27
    0


    1596994          387/H62             F           65,000.00         ZZ
                                         180         60,102.18          1
                                      10.750            606.76         68
                                      10.250            606.76
    AHWAHNEE         CA   93601          5            01/26/96         00
    0007247596                           27           04/01/96          0
    573378                               O            03/01/11
    0


1


    1597240          J71/H62             F           59,500.00         ZZ
                                         180         55,653.21          1
                                       9.250            489.50         85
                                       8.750            489.50
    NEW CASTLE       IN   47362          2            06/03/97         23
    0007231830                           05           08/01/97          0
    ODEAR                                O            07/01/12
    0


    1597400          387/H62             F           89,000.00         ZZ
                                         180         83,375.03          1
                                      10.250            797.54         43
                                       9.750            797.54
    LOS ANGLES       CA   90066          5            04/17/96         00
    0007243421                           05           06/01/96          0
    762146                               O            05/01/11
    0


    1600049          A26/H62             F          174,250.00         ZZ
                                         360        164,750.89          1
                                      10.000          1,529.17         84
                                       9.500          1,529.17
    PITTSBURGH       PA   15217          1            07/18/97         23
    0007247992                           05           09/01/97          0
    SHOLLAR                              O            08/01/27
    0


    1600070          H97/H62             F           52,000.00         ZZ
                                         360         50,471.82          1
                                      13.050            577.26         80
                                      12.550            577.26
    REMLAP           AL   35133          1            04/25/97         00
    0007232564                           05           06/01/97          0
    70317014                             O            05/01/27
    0


    1600286          H97/H62             F           67,500.00         ZZ
                                         360         61,363.72          1
                                      12.500            720.40         85
                                      12.000            720.40
    NEWTON GROVE     NC   28366          5            05/21/97         23
    0007232465                           27           07/01/97          0
    70414027                             O            06/01/27
    0


    1600302          H97/H62             F           66,000.00         ZZ
                                         360         49,768.68          1
                                      10.975            627.29         85
                                      10.475            627.29
1


    MOYOCK           NC   27958          5            05/30/97         23
    0007232481                           27           07/01/97          0
    7010205                              O            06/01/27
    0


    1600821          A52/H62             F           33,750.00         ZZ
                                         180         24,960.08          1
                                      11.375            391.59         75
                                      10.875            391.59
    REPTON           AL   36475          5            07/17/97         00
    0007239924                           05           09/01/97          0
    212519                               O            08/01/12
    0


    1601058          A01/H62             F           57,600.00         ZZ
                                         360         54,260.52          1
                                      10.625            532.28         80
                                      10.125            532.28
    RICHMOND         KY   40475          1            06/30/97         00
    0007240633                           05           08/01/97          0
    97069480                             O            07/01/27
    0


    1601148          180/H62             F           46,300.00         ZZ
                                         360         43,922.20          1
                                      10.875            436.56         85
                                      10.375            436.56
    SHERMAN          TX   75092          1            06/10/97         23
    0007236722                           05           08/01/97          0
    4749115                              O            07/01/27
    0


    1601346          E22/H62             F          179,900.00         ZZ
                                         360        169,727.04          1
                                      11.250          1,747.30         90
                                      10.750          1,747.30
    CORAL SPRINGS    FL   33076          1            06/27/97         23
    0410444772                           03           08/01/97          0
    410444772                            O            07/01/27
    0


    1601824          E22/H62             F           48,000.00         ZZ
                                         360         42,637.86          1
                                      10.375            434.60         80
                                       9.875            434.60
    HOUSTON          TX   77061          1            06/19/97         00
    0410431878                           05           08/01/97          0
    410431878                            O            07/01/27
    0
1




    1603450          757/H62             F          125,800.00         ZZ
                                         360        118,546.59          1
                                      10.500          1,150.75         85
                                      10.000          1,150.75
    LAWRENCEVILLE    GA   30243          1            06/27/97         23
    0007241292                           05           08/01/97          0
    3144847                              O            07/01/27
    0


    1603674          E47/H62             F           36,000.00         ZZ
                                         180         34,713.41          1
                                      12.000            370.31         90
                                      11.500            370.31
    LAKELAND         FL   33801          1            06/23/97         23
    0007245913                           27           08/01/97          0
    2104330112                           O            07/01/12
    0


    1603693          E47/H62             F          100,000.00         ZZ
                                         180         88,868.50          1
                                       9.950            873.88         80
                                       9.450            873.88
    LOS ANGELES      CA   90011          5            06/25/97         00
    0007244981                           05           08/01/97          0
    501659913                            O            07/01/12
    0


    1603699          E47/H62             F          108,900.00         ZZ
                                         180        103,451.60          1
                                      10.000            955.68         90
                                       9.500            955.68
    WINDSOR          CO   80550          5            06/25/97         23
    0007245327                           05           08/01/97          0
    600194619                            O            07/01/12
    0


    1604218          G33/H62             F           29,200.00         ZZ
                                         180         28,126.21          1
                                      12.500            311.64         80
                                      12.000            311.64
    NEW ALBANY       MS   38625          1            06/27/97         00
    0007237126                           05           08/01/97          0
    4181                                 O            07/01/12
    0


    1604818          369/G02             F          141,750.00         T
                                         180         99,027.55          1
1


                                       8.250          1,375.18         70
                                       8.000          1,375.18
    KISSIMMEE        FL   34747          1            06/20/97         00
    0430302372                           03           08/01/97          0
    60777992                             O            07/01/12
    0


    1605173          F64/H62             F           46,600.00         ZZ
                                         360         44,139.22          1
                                       9.500            391.84         67
                                       9.000            391.84
    WASHINGTON       DC   20019          2            08/06/97         00
    0007274426                           05           10/01/97          0
    0216163                              O            09/01/27
    0


    1605780          F77/H62             F           70,500.00         ZZ
                                         360         65,890.72          1
                                       8.375            535.85         75
                                       7.875            535.85
    GETTYSBURG       PA   17325          2            07/26/97         00
    0007253347                           03           09/01/97          0
    1605780                              O            08/01/27
    0


    1606138          140/H62             F           38,000.00         ZZ
                                         180         27,738.20          1
                                       9.875            405.45         80
                                       9.375            405.45
    SUMMERVILLE      SC   29483          5            07/25/97         00
    0007260540                           05           09/01/97          0
    436644                               O            08/01/12
    0


    1606295          E98/H62             F           20,500.00         ZZ
                                         240         17,625.49          1
                                      10.750            208.12         90
                                      10.250            208.12
    THIEF RIVER FAL  MN   56701          1            07/31/97         23
    0007273790                           05           09/01/97          0
    872402576                            O            08/01/17
    0


    1606637          J90/H62             F          107,750.00         ZZ
                                         360        101,855.87          1
                                       9.500            906.02         87
                                       9.000            906.02
    ALPHARETTA       GA   30202          2            06/30/97         23
    0007246069                           05           08/01/97          0
1


    MC2342                               O            07/01/27
    0


    1606842          J90/H62             F           79,000.00         ZZ
                                         360         73,995.12          1
                                       9.250            649.91         77
                                       8.750            649.91
    ELLENWOOD        GA   30049          5            07/02/97         00
    0007245319                           05           08/01/97          0
    MC2345                               O            07/01/27
    0


    1606936          E45/H62             F           83,500.00         ZZ
                                         360         78,923.62          1
                                       9.500            702.11         74
                                       9.000            702.11
    DUBLIN           GA   31021          5            06/20/97         00
    0007246382                           05           08/01/97          0
    33189                                O            07/01/27
    0


    1607808          559/H62             F           80,500.00         ZZ
                                         180         75,267.26          1
                                       9.375            669.56         79
                                       8.875            669.56
    LEWISTON         CA   96052          5            06/27/97         00
    0007246523                           05           08/01/97          0
    5433321                              O            07/01/12
    0


    1608651          766/H62             F           25,200.00         T
                                         360         24,152.84          1
                                      11.375            247.15         70
                                      10.875            247.15
    MIAMI BEACH      FL   33140          1            07/18/97         00
    0007252257                           01           09/01/97          0
    97SG0287                             O            08/01/27
    0


    1609389          560/560             F           26,600.00         ZZ
                                         180         18,775.09          1
                                       8.625            263.90         70
                                       8.375            263.90
    ST LOUIS         MO   63113          5            06/11/97         00
    450744503                            05           08/01/97          0
    450744503                            N            07/01/12
    0


1


    1609403          A52/H62             F           24,000.00         ZZ
                                         360         23,026.67          1
                                      11.000            228.56         80
                                      10.500            228.56
    GROVE HILL       AL   36451          5            08/11/97         00
    0007253412                           05           10/01/97          0
    216952                               O            09/01/27
    0


    1609551          686/H62             F           58,200.00         ZZ
                                         360         54,672.09          1
                                       9.150            474.59         69
                                       8.650            474.59
    MCFARLAND        CA   93250          5            09/02/97         00
    0007292329                           05           11/01/97          0
    818250508                            O            10/01/27
    0


    1610947          A52/H62             F          157,000.00         ZZ
                                         360        147,752.97          1
                                       9.250          1,291.60         80
                                       8.750          1,291.60
    MARIETTA         GA   30062          2            08/19/97         00
    0007260409                           05           10/01/97          0
    218085                               O            09/01/27
    0


    1611281          A59/H62             F           37,600.00         ZZ
                                         360         35,465.89          1
                                       9.875            326.50         80
                                       9.375            326.50
    HERON LAKE       MN   56137          1            08/18/97         00
    0007254592                           05           10/01/97          0
    1611281                              O            09/01/27
    0


    1611990          074/074             F          260,000.00         ZZ
                                         360        240,985.08          1
                                       7.750          1,862.67         80
                                       7.500          1,862.67
    FAIRFAX          VA   22033          5            07/21/97         00
    1690334801                           03           09/01/97          0
    1761109199                           O            08/01/27
    0


    1612300          H46/H62             F           93,750.00         ZZ
                                         180         88,228.04          1
                                       8.990            753.66         75
                                       8.490            753.66
1


    VERNONIA         OR   97064          5            08/22/97         00
    0007277403                           05           10/01/97          0
    9700418                              O            09/01/12
    0


    1615008          891/G01             F          130,000.00         ZZ
                                         348        121,205.85          1
                                       7.500            917.44         89
                                       7.250            917.44
    KEOKUK           IA   52632          1            08/27/98         12
    0431067453                           05           10/01/98         25
    970619142                            O            09/01/27
    0


    1615525          J42/H62             F           55,250.00         ZZ
                                         360         50,399.88          1
                                      10.700            513.68         85
                                      10.200            513.68
    MIDDLETON        ID   83644          5            07/15/97         23
    0007257306                           05           09/01/97          0
    ID1653                               O            08/01/27
    0


    1615596          H97/H62             F           34,500.00         ZZ
                                         180         33,334.16          1
                                      12.550            369.55         75
                                      12.050            369.55
    CAMPOBELLO       SC   29322          1            06/10/97         00
    0007252968                           27           08/01/97          0
    70321015                             O            07/01/12
    0


    1617613          F22/H62             F           58,500.00         ZZ
                                         360         56,361.10          1
                                      12.250            613.02         90
                                      11.750            613.02
    BRICK TOWNSHIP   NJ   08724          5            07/30/97         23
    0007254907                           01           09/01/97          0
    73059711                             O            08/01/27
    0


    1618300          E22/H62             F           87,350.00         ZZ
                                         180         60,936.17          1
                                       7.500            809.75         75
                                       7.000            809.75
    NEW PORT RICHEY  FL   34652          2            08/04/97         00
    0410441737                           05           10/01/97          0
    410441737                            O            09/01/12
    0
1




    1619060          H46/H62             F           66,300.00         ZZ
                                         180         63,859.22          1
                                      11.750            669.24         85
                                      11.250            669.24
    TACOMA           WA   98409          5            08/21/97         23
    0007280191                           05           10/01/97          0
    9700521                              O            09/01/12
    0


    1619416          G70/H62             F           55,800.00         ZZ
                                         360         52,788.65          1
                                      11.750            563.25         90
                                      11.250            563.25
    HAMILTON         OH   45013          1            08/08/97         23
    0007260383                           05           10/01/97          0
    100918                               O            09/01/27
    0


    1620490          747/H62             F          129,500.00         T
                                         360        113,710.54          1
                                      10.000          1,136.46         70
                                       9.500          1,136.46
    NORTH CAPTIVA I  FL   33924          1            09/02/97         00
    0007283104                           09           11/01/97          0
    174133                               O            10/01/27
    0


    1620621          685/H62             F           31,000.00         ZZ
                                         360         29,298.48          1
                                       9.375            257.84         42
                                       8.875            257.84
    BOYNTON BEACH    FL   33437          5            07/26/97         00
    0007261100                           01           09/01/97          0
    202899                               O            08/01/27
    0


    1620714          E47/H62             F           43,400.00         T
                                         360         40,667.10          1
                                      10.750            405.14         70
                                      10.250            405.14
    CLOVER           VA   24534          5            07/18/97         00
    0007261969                           05           09/01/97          0
    2104989112                           O            08/01/27
    0


    1620719          E47/H62             F           41,600.00         ZZ
                                         180         40,339.16          1
1


                                      12.700            450.45         80
                                      12.200            450.45
    TALLAHASSEE      FL   32310          2            06/30/97         00
    0007262025                           27           09/01/97          0
    2104494112                           O            08/01/12
    0


    1620722          E47/H62             F           43,200.00         ZZ
                                         180         41,252.28          1
                                      10.550            396.79         80
                                      10.050            396.79
    RICHMOND         VA   23223          2            07/16/97         00
    0007261977                           05           09/01/97          0
    2105045112                           O            08/01/12
    0


    1620737          685/H62             F           81,000.00         ZZ
                                         360         77,701.03          1
                                      11.500            802.14         90
                                      11.000            802.14
    TUCSON           AZ   85713          5            07/30/97         23
    0007261373                           05           09/01/97          0
    202888                               O            08/01/27
    0


    1620876          H97/H62             F           28,900.00         ZZ
                                         180         26,919.30          1
                                      11.900            295.05         85
                                      11.400            295.05
    MEMPHIS          TN   38106          5            07/16/97         23
    0007262231                           05           09/01/97          0
    10170627018                          O            08/01/12
    0


    1620937          E47/H62             F          114,000.00         ZZ
                                         180        107,851.68          1
                                       9.650            971.08         83
                                       9.150            971.08
    AURORA           CO   80013          5            07/25/97         23
    0007262108                           05           09/01/97          0
    0600220619                           O            08/01/12
    0


    1621229          H97/H62             F           52,500.00         ZZ
                                         180         38,581.49          1
                                      10.300            573.85         70
                                       9.800            573.85
    DOLOMITE         AL   35061          5            07/21/97         00
    0007263049                           05           09/01/97          0
1


    10170627008                          O            08/01/12
    0


    1621246          H97/H62             F           36,000.00         ZZ
                                         180         34,699.18          1
                                      11.900            367.54         90
                                      11.400            367.54
    CALHOUN FALLS    SC   29628          1            08/07/97         23
    0007262991                           05           09/01/97          0
    70602050                             O            08/01/12
    0


    1621650          E22/G02             F          104,000.00         ZZ
                                         180         71,291.39          1
                                       8.000            993.88         80
                                       7.750            993.88
    VALLEY STREAM    NY   11580          2            08/15/97         00
    0410471494                           05           10/01/97          0
    410471494                            N            09/01/12
    0


    1622767          921/H62             F           64,800.00         ZZ
                                         360         60,332.48          1
                                       9.550            547.24         80
                                       9.050            547.24
    WORCESTER        MA   01610          1            08/01/97         00
    0007274350                           05           09/01/97          0
    481317                               O            08/01/27
    0


    1622770          921/H62             F           58,950.00         ZZ
                                         360         55,440.41          1
                                      10.600            543.66         90
                                      10.100            543.66
    ENGLEWOOD        FL   34224          1            08/05/97         23
    0007274335                           05           10/01/97          0
    310664                               O            09/01/27
    0


    1622780          921/H62             F           50,000.00         ZZ
                                         360         46,161.42          1
                                      10.400            453.64         75
                                       9.900            453.64
    LAUREL           MT   59044          5            07/10/97         00
    0007274160                           05           09/01/97          0
    078515                               O            08/01/27
    0


1


    1623138          450/H62             F           78,800.00         ZZ
                                         360         74,121.98          1
                                       9.375            655.42         80
                                       8.875            655.42
    MESQUITE         TX   75181          1            09/08/97         00
    0007291156                           05           11/01/97          0
    4305975                              O            10/01/27
    0


    1626046          A52/H62             F           97,200.00         ZZ
                                         360         91,726.41          1
                                       9.500            817.31         90
                                       9.000            817.31
    STONE MOUNTAIN   GA   30088          5            09/12/97         23
    0007283088                           05           11/01/97          0
    223275                               O            10/01/27
    0


    1626413          560/M32             F           76,500.00         ZZ
                                         360         72,898.51          1
                                      10.250            685.52         85
                                       9.750            685.52
    GALESBURG        MI   49053          5            08/14/97         23
    462127804                            05           10/01/97          0
    462127804                            O            09/01/27
    0


    1626502          140/H62             F           93,500.00         ZZ
                                         360         88,659.93          1
                                       9.625            794.74         87
                                       9.125            794.74
    HUNTSVILLE       AL   35810          2            08/22/97         23
    0007278112                           05           10/01/97          0
    UNKNOWN                              O            09/01/27
    0


    1626664          922/H62             F           57,950.00         ZZ
                                         360         55,560.98          1
                                      11.000            551.87         95
                                      10.500            551.87
    DETROIT          MI   48228          1            07/24/97         23
    0007276322                           05           09/01/97          0
    VASQUEZ                              O            08/01/27
    0


    1628178          E47/H62             F           57,800.00         ZZ
                                         180         55,673.80          1
                                      11.700            581.23         85
                                      11.200            581.23
1


    BELTSVILLE       MD   20705          2            07/31/97         23
    0007277460                           01           09/01/97          0
    2105493112                           O            08/01/12
    0


    1628480          E22/H62             F           58,000.00         ZZ
                                         360         54,909.24          1
                                      10.375            525.14         80
                                       9.875            525.14
    NEW BRAUNFELS    TX   78130          1            08/27/97         00
    0410521520                           05           10/01/97          0
    410521520                            O            09/01/27
    0


    1629158          E47/H62             F           30,000.00         ZZ
                                         180         24,424.78          1
                                      16.200            444.81         24
                                      15.700            444.81
    OXON HILL        MD   20745          5            08/15/97         00
    0007285646                           05           10/01/97          0
    STACKHOUSE                           O            09/01/12
    0


    1629170          894/H62             F           20,000.00         ZZ
                                         180         15,272.24          1
                                      12.500            246.50         29
                                      12.000            246.50
    NAMPA            ID   83651          5            08/05/97         00
    0007279342                           05           09/11/97          0
    GIBBS                                O            08/11/12
    0


    1629326          H46/H62             F           45,000.00         ZZ
                                         180         42,437.10          1
                                       9.000            362.08         55
                                       8.500            362.08
    EDMONDS          WA   98026          5            09/18/97         00
    0007293707                           01           11/01/97          0
    9700709                              O            10/01/12
    0


    1629621          E47/H62             F           23,400.00         ZZ
                                         180         22,672.39          1
                                      16.950            332.66         20
                                      16.450            332.66
    TORRANCE         CA   90501          1            08/07/97         00
    0007285448                           01           10/01/97          0
    0502313913                           O            09/01/12
    0
1




    1630194          894/H62             F           71,000.00         ZZ
                                         180         52,244.82          1
                                      10.340            777.81         89
                                       9.840            777.81
    ROSEBURG         OR   97470          5            08/27/97         23
    0007280951                           05           11/01/97          0
    REO82197008                          O            10/01/12
    0


    1630536          E78/H62             F           25,920.00         ZZ
                                         180         19,714.15          1
                                      11.750            306.93         18
                                      11.250            306.93
    SOUTH JORDAN     UT   84095          5            09/02/97         00
    0007282015                           03           10/01/97          0
    974551                               O            09/01/12
    0


    1632062          G13/H62             F           44,000.00         ZZ
                                         180         33,536.74          1
                                      11.850            523.84         80
                                      11.350            523.84
    BREWTON          AL   36462          5            08/18/97         00
    0007285745                           05           10/01/97          0
    1779                                 O            09/01/12
    0


    1638000          074/G02             F          179,700.00         ZZ
                                         360        164,973.90          1
                                       8.875          1,429.78         75
                                       8.625          1,429.78
    CALHAN           CO   80808          1            09/23/97         00
    0430458356                           05           11/01/97          0
    1579058425                           O            10/01/27
    0


    1649695          891/G01             F           92,743.00         ZZ
                                         349         86,680.68          1
                                       7.375            646.14         73
                                       7.125            646.14
    WAYNESVILLE      NC   28786          4            08/26/98         00
    0431072537                           05           11/01/98          0
    971080213                            O            11/01/27
    0


    1657216          E22/074             F          154,300.00         ZZ
                                         360        142,443.07          1
1


                                       7.000          1,026.56         80
                                       6.750          1,026.56
    SHINGLE SPRINGS  CA   95682          2            10/31/97         00
    1690327602                           05           01/01/98          0
    410591895                            O            12/01/27
    0


    1666050          E22/074             F          171,150.00         ZZ
                                         360        159,023.34          1
                                       7.500          1,196.71         80
                                       7.250          1,196.71
    BEAUMONT         TX   77706          1            11/26/97         00
    1690328296                           05           01/01/98          0
    410634018                            O            12/01/27
    0


    1677189          074/074             F          315,000.00         ZZ
                                         360        292,626.83          1
                                       7.625          2,229.55         90
                                       7.375          2,229.55
    EADS             TN   38028          1            10/29/97         01
    1690353395                           05           12/01/97         25
    1511203522                           O            11/01/27
    0


    1678827          074/G02             F           79,200.00         ZZ
                                         180         56,145.54          1
                                       7.000            711.88         80
                                       6.750            711.88
    BILOXI           MS   39531          2            12/23/97         00
    0430600064                           05           02/01/98          0
    1590062890                           O            01/01/13
    0


    1683566          686/686             F           58,000.00         ZZ
                                         180         40,275.16          1
                                       7.625            541.80         70
                                       7.375            541.80
    DES PLAINES      IL   60016          2            01/12/98         00
    0818688541                           01           03/01/98          0
    818688541                            O            02/01/13
    0


    1685762          A83/074             F          221,700.00         ZZ
                                         360        206,542.94          1
                                       7.625          1,569.18         80
                                       7.375          1,569.18
    HOLLISTER        CA   95023          1            12/12/97         00
    1690357352                           05           02/01/98          0
1


    3002105                              O            01/01/28
    0


    1696743          686/686             F          400,000.00         ZZ
                                         360        356,234.54          1
                                       7.750          2,865.65         72
                                       7.500          2,865.65
    GLEN ELLYN       IL   60137          2            12/26/97         00
    0818686651                           05           02/01/98          0
    818686651                            O            01/01/28
    0


    1707331          623/994             F          120,800.00         ZZ
                                         360        113,087.10          1
                                       8.000            886.39         75
                                       7.750            886.39
    LAWRENCEVILLE    GA   30243          2            01/09/98         00
    5965304651                           05           03/01/98          0
    967944                               O            02/01/28
    0


    1714643          638/G02             F          248,000.00         ZZ
                                         360        230,810.22          1
                                       7.500          1,734.05         80
                                       7.250          1,734.05
    SAN RAMON        CA   94583          2            02/24/98         00
    0430692103                           05           04/01/98          0
    08702504                             O            03/01/28
    0


    1731117          J95/J95             F          311,400.00         ZZ
                                         360        289,941.78          1
                                       7.250          2,124.30         90
                                       7.000          2,124.30
    DUNWOODY         GA   30338          1            03/26/98         10
    0010431187                           05           05/01/98         25
    10431187                             O            04/01/28
    0


    1742101          638/G02             F           18,905.00         ZZ
                                         180         14,106.34          1
                                       8.250            183.41         95
                                       8.000            183.41
    HOUSTON          TX   77036          1            05/01/98         10
    0430795781                           01           07/01/98         30
    8734068                              O            06/01/13
    0


1


    1748222          560/T18             F          292,500.00         ZZ
                                         180        213,611.97          1
                                       7.500          2,711.52         75
                                       7.250          2,711.52
    NEWTON           MA   02159          5            03/27/98         00
    10582005                             05           05/01/98          0
    489764407                            O            04/01/13
    0


    1756595          439/G02             F           40,000.00         ZZ
                                         180         28,886.85          1
                                       7.450            369.67         62
                                       7.200            369.67
    TAMPA            FL   33610          2            05/04/98         00
    0430895722                           05           07/01/98          0
    1954414                              O            06/01/13
    0


    1759778          225/447             F          260,000.00         ZZ
                                         360        241,772.68          1
                                       7.250          1,773.66         86
                                       7.000          1,773.66
    ATLANTA          GA   30318          2            02/25/98         11
    3930011                              05           04/01/98         25
    8650277                              O            03/01/28
    0


    1782382          593/447             F          107,500.00         ZZ
                                         360        100,522.19          1
                                       7.375            742.48         82
                                       7.125            742.48
    SPRINGVILLE      UT   84663          2            07/02/98         12
    2901719                              05           08/01/98         12
    0006827998                           O            07/01/28
    0


    1783687          439/G01             F          360,000.00         ZZ
                                         360        336,213.14          1
                                       7.250          2,455.84         80
                                       7.000          2,455.84
    MOUNTAIN VIEW    CA   94043          5            07/06/98         00
    0430999698                           01           09/01/98          0
    1969018                              O            08/01/28
    0


    1784475          E22/G02             F           70,000.00         ZZ
                                         180         52,311.85          1
                                       7.375            643.95         70
                                       7.125            643.95
1


    NORTH MIAMI      FL   33161          2            07/27/98         00
    0410913040                           05           09/01/98          0
    410913040                            O            08/01/13
    0


    1788274          995/G02             F          315,000.00         ZZ
                                         360        295,974.02          1
                                       7.500          2,202.53         79
                                       7.250          2,202.53
    LEONIA           NJ   07605          2            08/03/98         00
    0430973206                           05           10/01/98          0
    GM10032065                           O            09/01/28
    0


    1793692          E22/G01             F          276,750.00         ZZ
                                         360        249,051.16          1
                                       7.125          1,864.52         90
                                       6.875          1,864.52
    HANOVER TOWNSHI  NJ   07981          1            08/17/98         04
    0410975973                           05           10/01/98         25
    410975973                            O            09/01/28
    0


    1799415          B30/G01             F          118,000.00         ZZ
                                         360        110,945.50          1
                                       7.375            815.00         90
                                       7.125            815.00
    KNOXVILLE        IA   50138          2            09/30/98         10
    0431060938                           05           12/01/98         25
    050L5422JR                           O            11/01/28
    0


    1804526          976/076             F          113,250.00         ZZ
                                         360        106,256.51          1
                                       7.375            782.19         75
                                       7.125            782.19
    GLENDALE         AZ   85308          2            08/12/98         00
    14327201                             03           10/01/98          0
    5343962                              O            09/01/28
    0


    1805339          E22/G01             F          164,000.00         ZZ
                                         360        154,887.85          1
                                       7.875          1,189.11         95
                                       7.625          1,189.11
    WILLOUGHBY       OH   44094          2            09/04/98         04
    0411003494                           05           11/01/98         30
    411003494                            O            10/01/28
    0
1




    1805410          E22/G01             F           83,100.00         ZZ
                                         360         78,075.71          1
                                       7.500            581.05         95
                                       7.250            581.05
    GREENVILLE       SC   29607          1            08/31/98         10
    0410980502                           05           10/01/98         30
    410980502                            O            09/01/28
    0


    1809130          593/447             F          226,219.57         ZZ
                                         326        206,688.74          1
                                       8.125          1,722.59         79
                                       7.875          1,722.59
    COEUR D'ALENE    ID   83814          1            09/03/97         00
    2897502                              06           10/01/97          0
    6333009                              O            11/01/24
    0


    1810861          E66/E66             F          129,600.00         ZZ
                                         360        121,255.66          1
                                       7.125            873.14         90
                                       6.875            873.14
    KINGS MOUNTAIN   NC   28086          1            08/28/98         04
    600434399                            05           10/01/98         25
    600434399                            O            09/01/28
    0


    1811738          F84/G01             F          195,750.00         ZZ
                                         360        183,671.10          1
                                       7.375          1,352.00         90
                                       7.125          1,352.00
    BROOKLYN         NY   11230          1            08/24/98         10
    0431042340                           05           10/01/98         25
    NJ198                                O            09/01/28
    0


    1812452          976/076             F          300,000.00         ZZ
                                         180        224,529.54          1
                                       7.125          2,717.50         59
                                       6.875          2,717.50
    MANHASSET        NY   11030          2            08/07/98         00
    14110285                             05           10/01/98          0
    5221779                              O            09/01/13
    0


    1814447          B57/G01             F          351,600.00         ZZ
                                         360        329,375.24          1
1


                                       7.125          2,368.80         80
                                       6.875          2,368.80
    CALABASAS        CA   91302          1            09/25/98         00
    0431054477                           03           11/01/98          0
    9813749                              O            10/01/28
    0


    1816354          H12/G01             F          645,000.00         ZZ
                                         360        606,931.68          1
                                       7.375          4,454.85         79
                                       7.125          4,454.85
    OMAHA            NE   68130          1            11/25/98         00
    0431126994                           05           01/01/99          0
    08000008955701                       O            12/01/28
    0


    1818681          E22/G01             F           60,800.00         ZZ
                                         180         45,196.60          1
                                       7.375            559.31         56
                                       7.125            559.31
    SAN ANTONIO      TX   78247          2            09/29/98         00
    0411041759                           05           11/01/98          0
    411041759                            O            10/01/13
    0


    1818963          J95/J95             F          275,000.00         ZZ
                                         360        258,066.86          1
                                       7.500          1,922.85         74
                                       7.250          1,922.85
    WASHINGTON       DC   20011          5            08/25/98         00
    0016009888                           05           10/01/98          0
    0016009888                           O            09/01/28
    0


    1821982          287/076             F          234,800.00         ZZ
                                         360        179,591.47          1
                                       9.875          2,038.89         88
                                       9.625          2,038.89
    SPRING           TX   77379          1            04/18/88         23
    17640663                             05           06/01/88          0
    176406635                            O            05/01/18
    0


    1824414          593/447             F          115,000.00         ZZ
                                         360        107,750.63          1
                                       7.250            784.51         80
                                       7.000            784.51
    LINDON           UT   84042          2            08/26/98         00
    2914188                              05           10/01/98          0
1


    0007064843                           O            09/01/28
    0


    1826000          637/G01             F          263,850.00         ZZ
                                         360        246,637.29          1
                                       7.375          1,822.35         95
                                       7.125          1,822.35
    CLOVIS           CA   93611          1            09/23/98         04
    0431072800                           05           11/01/98         30
    8646705                              O            10/01/28
    0


    1827481          593/447             F          120,700.00         ZZ
                                         360        112,167.50          1
                                       6.875            792.92         85
                                       6.625            792.92
    LEHI             UT   84053          2            09/24/98         12
    2914255                              05           11/01/98         12
    0007067762                           O            10/01/28
    0


    1829196          E22/G01             F          315,000.00         ZZ
                                         360        284,703.47          1
                                       7.125          2,122.21         80
                                       6.875          2,122.21
    AURORA           CO   80015          1            10/23/98         00
    0410974851                           03           12/01/98          0
    410974851                            O            11/01/28
    0


    1830085          E22/G01             F          264,000.00         ZZ
                                         360        248,092.83          1
                                       7.375          1,823.38         80
                                       7.125          1,823.38
    SANTA CLARA      CA   95051          1            10/16/98         00
    0411099260                           05           12/01/98          0
    411099260                            O            11/01/28
    0


    1839961          F53/T18             F          175,000.00         ZZ
                                         180        132,588.37          1
                                       6.875          1,560.75         75
                                       6.625          1,560.75
    SANTA ANA        CA   92707          2            11/02/98         00
    10898344                             05           01/01/99          0
    ASA2246NGUY                          O            12/01/13
    0


1


    1840935          830/G01             F           68,552.66         ZZ
                                         307         62,590.35          1
                                       7.375            497.09         75
                                       7.125            497.09
    MILFORD          PA   18337          6            09/15/98         00
    0431116375                           03           12/01/98          0
    1386192                              O            06/01/24
    0


    1841896          J95/J95             F          255,000.00         ZZ
                                         180        192,800.73          1
                                       7.000          2,292.01         75
                                       6.750          2,292.01
    CORDOVA          TN   38018          5            10/02/98         00
    0150610970                           03           12/01/98          0
    150610970                            O            11/01/13
    0


    1842020          076/076             F          326,953.00         ZZ
                                         352        298,079.74          1
                                       7.125          2,217.23         90
                                       6.875          2,217.23
    MILTON           FL   32570          1            08/20/98         04
    17122510                             05           10/01/98         25
    7122510                              O            01/01/28
    0


    1842065          076/076             F          250,800.00         ZZ
                                         360        236,091.79          1
                                       7.750          1,796.77         93
                                       7.500          1,796.77
    CORAL SPRINGS    FL   33071          1            10/05/98         12
    17269651                             05           12/01/98         30
    7269651                              O            11/01/28
    0


    1847642          A46/G01             F          109,050.00         ZZ
                                         360        102,794.78          1
                                       7.625            771.85         90
                                       7.375            771.85
    DICKINSON        TX   77539          2            11/25/98         04
    0431122068                           05           01/01/99         25
    0290130                              O            12/01/28
    0


    1881959          B23/G01             F          540,000.00         ZZ
                                         360        512,077.17          1
                                       7.625          3,822.09         80
                                       7.375          3,822.09
1


    DOWNEY           CA   90240          1            03/03/99         00
    0431251198                           05           05/01/99          0
    88003367                             O            04/01/29
    0


    1904432          813/813             F          176,250.00         ZZ
                                         360        165,682.33          1
                                       6.875          1,157.84         75
                                       6.625          1,157.84
    KANEOHE          HI   96744          2            02/22/99         00
    8100019466                           05           04/01/99          0
    980914001                            O            03/01/29
    0


    1914849          L47/G01             F           71,100.00         ZZ
                                         360         68,149.52          1
                                       8.375            540.41         90
                                       8.125            540.41
    FOLCROFT         PA   19032          2            07/02/99         01
    0431401975                           05           09/01/99         25
    9802377                              O            08/01/29
    0


    1946776          E66/E66             F          265,000.00         ZZ
                                         348        251,664.03          1
                                       7.875          1,938.03         72
                                       7.625          1,938.03
    MEBANE           NC   27302          4            07/30/99         00
    600426930                            05           09/01/99          0
    600426930                            O            08/01/28
    0


    1982439          225/447             F          357,400.00         ZZ
                                         360        344,102.26          1
                                       8.000          2,622.47         78
                                       7.750          2,622.47
    WEST CHESTER     PA   19380          2            03/24/00         00
    3931074                              05           05/01/00          0
    8652685                              O            04/01/30
    0


    2675663          696/G01             F          272,000.00         ZZ
                                         360        251,926.82          1
                                       7.000          1,809.62         80
                                       6.750          1,809.62
    ALEXANDRIA       VA   22311          1            08/28/98         00
    0431000397                           03           10/01/98          0
    2438181                              O            09/01/28
    0
1




    2686304          696/G01             F          233,600.00         ZZ
                                         360        218,400.44          1
                                       7.000          1,554.15         80
                                       6.750          1,554.15
    FALLS CHURCH     VA   22042          5            10/07/98         00
    0431056696                           05           11/01/98          0
    1008056                              O            10/01/28
    0


    2688444          G75/G75             F          288,250.00         ZZ
                                         360        271,209.45          1
                                       7.625          2,040.22         85
                                       7.375          2,040.22
    GLEN ALLEN       VA   23060          2            08/10/98         10
    0003600372                           03           10/01/98         12
    03600372                             O            09/01/28
    0


    2761831          976/T18             F          190,000.00         ZZ
                                         360        177,571.51          1
                                       7.375          1,312.29         95
                                       7.125          1,312.29
    POMONA           CA   91766          2            02/18/99         11
    0007902786                           05           04/01/99         30
    5631776                              O            03/01/29
    0


    2763030          E22/G01             F           67,450.00         ZZ
                                         360         63,978.58          1
                                       7.875            489.06         95
                                       7.625            489.06
    KENDALLVILLE     IN   46755          1            03/17/99         04
    0411302565                           05           05/01/99         30
    0411302565                           O            04/01/29
    0


    3517986          526/686             F          337,600.00         ZZ
                                         360        327,032.24          1
                                       8.625          2,625.82         79
                                       8.375          2,625.82
    MISSOURI CI      TX   77459          1            05/26/00         00
    6104058109                           03           07/01/00          0
    0405810                              O            06/01/30
    0


    4049488          163/X14             F          293,600.00         T
                                         360        284,106.60          1
1


                                       8.125          2,179.98         80
                                       7.875          2,179.98
    HILTON HEAD ISL  SC   29928          1            10/23/00         00
    8019204216                           03           12/01/00          0
    0401830576                           O            11/01/30
    0


    4049520          F96/G01             F          175,750.00         ZZ
                                         360        170,669.28          1
                                       8.000          1,289.59         95
                                       7.750          1,289.59
    KEARNY           NJ   07032          1            02/26/01         12
    0432641215                           05           04/01/01         30
    0004152                              O            03/01/31
    0


    4102008          943/943             F          516,000.00         ZZ
                                         180        442,143.47          1
                                       7.250          4,710.38         80
                                       7.000          4,710.38
    NORTH BEND       WA   98045          1            09/18/00         00
    9090013145                           05           11/01/00          0
    9090013145                           O            10/01/15
    0


    4153006          K15/G01             F           70,600.00         ZZ
                                         360         68,798.18          1
                                       8.500            542.85         75
                                       8.250            542.85
    LAWRENCE TOWNSH  OH   44666          5            01/11/01         00
    0432552909                           05           03/01/01          0
    036905301594                         O            02/01/31
    0


    4181935          E22/G01             F          128,700.00         ZZ
                                         360        125,171.35          1
                                       8.250            966.88         90
                                       8.000            966.88
    OSCEOLA          IN   46561          1            01/11/01         04
    0412312241                           05           03/01/01         25
    0412312241                           O            02/01/31
    0


    4232070          E22/G01             F           36,000.00         ZZ
                                         360         35,058.93          1
                                       8.375            273.63         90
                                       8.125            273.63
    MADILL           OK   73446          1            01/25/01         04
    0412318651                           05           03/01/01         25
1


    0412318651                           O            02/01/31
    0


    4244711          H93/G01             F          344,700.00         ZZ
                                         360        334,205.34          1
                                       7.625          2,439.77         88
                                       7.375          2,439.77
    SHAWNEE          KS   66215          1            01/31/01         10
    0433071818                           05           03/01/01         25
    102000005                            O            02/01/31
    0


    4259158          E22/G01             F          320,650.00         ZZ
                                         360        311,225.32          1
                                       7.750          2,297.18         84
                                       7.500          2,297.18
    MORROW           OH   45152          1            01/31/01         04
    0412358707                           05           03/01/01         12
    0412358707                           O            02/01/31
    0


    4293353          S27/G01             F          300,000.00         ZZ
                                         360        291,489.78          1
                                       7.875          2,175.21         49
                                       7.625          2,175.21
    FORT MYERS BEAC  FL   33931          2            02/09/01         00
    0432638260                           05           04/01/01          0
    1010006905                           O            03/01/31
    0


    4517177          950/G01             F          217,500.00         ZZ
                                         360        211,541.00          1
                                       8.000          1,595.94         75
                                       7.750          1,595.94
    BATTLE GROUND    WA   98604          2            02/21/01         00
    0432670891                           05           04/01/01          0
    EW101393                             O            03/01/31
    0


    4575562          B57/G01             F          396,000.00         ZZ
                                         360        385,017.06          1
                                       7.625          2,802.86         80
                                       7.375          2,802.86
    LOS ANGELES      CA   91423          1            04/06/01         00
    0432730869                           05           06/01/01          0
    2112594                              O            05/01/31
    0


1


    4584346          665/G01             F          350,400.00         ZZ
                                         360        340,023.65          1
                                       7.375          2,420.13         80
                                       7.125          2,420.13
    SAN JOSE         CA   95122          1            03/27/01         00
    0432693711                           05           05/01/01          0
    88101101                             O            04/01/31
    0


    4653477          E23/G01             F          274,550.00         ZZ
                                         360        266,493.26          1
                                       7.250          1,872.91         95
                                       7.000          1,872.91
    OCEANSIDE        CA   92056          1            04/23/01         11
    0432794998                           03           06/01/01         30
    11003459                             O            05/01/31
    0


    4660459          286/286             F          945,000.00         ZZ
                                         360        918,871.26          1
                                       7.750          6,770.10         70
                                       7.500          6,770.10
    RENO             NV   89509          1            03/22/01         00
    9954138                              03           05/01/01          0
    9954138                              O            04/01/31
    0


    4660466          286/286             F          409,000.00         ZZ
                                         360        397,165.68          1
                                       7.500          2,859.79         78
                                       7.250          2,859.79
    SAN JOSE         CA   95136          2            03/09/01         00
    9800685                              05           05/01/01          0
    9800685                              O            04/01/31
    0


    4667947          286/286             F           96,000.00         ZZ
                                         360         93,038.11          1
                                       7.375            663.05         73
                                       7.125            663.05
    STOCKTON         CA   95210          2            03/22/01         00
    9954465                              05           05/01/01          0
    9954465                              O            04/01/31
    0


    4668073          E45/G01             F           60,000.00         ZZ
                                         360         58,485.81          1
                                       8.125            445.50         60
                                       7.875            445.50
1


    WINTER HAVEN     FL   33880          5            04/23/01         00
    0432794626                           05           06/01/01          0
    132157                               O            05/01/31
    0


    4686431          E22/G01             F           20,000.00         ZZ
                                         360         19,501.71          1
                                       8.125            148.50         67
                                       7.875            148.50
    MOBILE           AL   36605          5            04/17/01         00
    0412541112                           05           06/01/01          0
    0412541112                           O            05/01/31
    0


    4838951          U62/G01             F          548,000.00         ZZ
                                         360        533,977.33          1
                                       8.000          4,021.03         80
                                       7.750          4,021.03
    FULTON           MD   20759          2            05/25/01         00
    0432918191                           05           07/01/01          0
    2001245415                           O            06/01/31
    0


    4894239          E22/G01             F          175,000.00         ZZ
                                         360        169,871.63          1
                                       7.125          1,179.01         90
                                       6.875          1,179.01
    COVINA           CA   91722          2            05/21/01         04
    0412593667                           05           07/01/01         25
    0412593667                           O            06/01/31
    0


    4904597          405/943             F          326,400.00         ZZ
                                         360        313,732.22          1
                                       7.250          2,226.63         80
                                       6.750          2,226.63
    PALM HARBOR      FL   34685          1            05/25/01         00
    1734212                              03           07/01/01          0
    0017342122                           O            06/01/31
    0


    4948819          286/286             F          388,500.00         ZZ
                                         360        370,978.44          1
                                       7.375          2,683.28         70
                                       7.125          2,683.28
    GREENSBURG       PA   15601          2            05/24/01         00
    0328120                              03           07/01/01          0
    328120                               O            06/01/31
    0
1




    4968214          757/G01             F          312,000.00         ZZ
                                         360        303,825.63          1
                                       7.500          2,181.55         80
                                       7.250          2,181.55
    OLIVE BRANCH     MS   38654          2            06/27/01         00
    0432922185                           05           08/01/01          0
    1000315414                           O            07/01/31
    0


    5053898          E22/G01             F          198,800.00         ZZ
                                         360        193,711.08          1
                                       8.000          1,458.72         90
                                       7.750          1,458.72
    AUSTIN           TX   78749          2            06/22/01         04
    0412750143                           03           08/01/01         25
    0412750143                           O            07/01/31
    0


    5142790          664/G01             F          389,600.00         ZZ
                                         360        378,759.53          1
                                       7.875          2,824.88         80
                                       7.625          2,824.88
    MCLEAN           VA   22102          1            07/24/01         00
    0433147436                           05           09/01/01          0
    8254989                              O            08/01/31
    0


    5220134          225/G01             F          486,000.00         ZZ
                                         360        473,771.10          1
                                       7.750          3,481.76         80
                                       7.500          3,481.76
    WINTER PARK      FL   32789          1            06/15/01         00
    0432998946                           05           08/01/01          0
    6529303                              O            07/01/31
    0


    5298368          E22/G01             F          420,000.00         ZZ
                                         360        409,006.35          1
                                       7.125          2,829.62         80
                                       6.875          2,829.62
    JACKSON          LA   70748          2            08/09/01         00
    0412880288                           03           10/01/01          0
    0412880288                           O            09/01/31
    0


    5323509          W56/M32             F          851,000.00         ZZ
                                         360        829,738.91          1
1


                                       7.375          5,877.65        100
                                       7.125          5,877.65
    BARNARD          VT   05031          1            08/10/01         00
    400468047                            05           10/01/01          0
    0400468047                           O            09/01/31
    0


    5358489          U05/G01             F           80,000.00         ZZ
                                         360         77,928.29          1
                                       7.875            580.06         40
                                       7.625            580.06
    HOUSTON          TX   77021          5            08/24/01         00
    0433234515                           05           10/01/01          0
    3152857                              O            09/01/31
    0


    5409628          025/025             F          288,000.00         ZZ
                                         360        280,628.90          1
                                       7.625          2,038.45         80
                                       7.375          2,038.45
    ENCINITAS        CA   92007          1            06/26/01         00
    0139284103                           05           08/01/01          0
    0139284103                           O            07/01/31
    0


    5462009          623/G01             F          450,000.00         ZZ
                                         360        437,745.38          1
                                       7.625          3,185.07         70
                                       7.375          3,185.07
    WAYNE            IL   60184          2            06/25/01         00
    0433131851                           03           08/01/01          0
    5357422                              O            07/01/31
    0


    5528077          994/X14             F          384,000.00         ZZ
                                         360        375,571.77          1
                                       8.250          2,884.86         79
                                       8.000          2,884.86
    SAN JOSE         CA   95111          1            07/10/01         00
    8016088802                           05           09/01/01          0
    218452393                            O            08/01/31
    0
1



   TOTAL NUMBER OF LOANS   :        327

   TOTAL ORIGINAL BALANCE  :    48,544,328.09

   TOTAL PRINCIPAL BALANCE :    43,131,618.77

   TOTAL ORIGINAL P+I      :       388,254.88

   TOTAL CURRENT P+I       :       388,254.88


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                                    EXHIBIT F-2

                                              GROUP I-B LOAN SCHEDULE
  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSDARM-01
  AT         : 13.29.03            ARM PASSTHRU REPORT        AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1  ARM ABS                         CUTOFF : 03/01/04
  POOL       : 0004828
             :
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP MARGIN
  POST STRIP RATE             STRIP
  ---------------------------------------------------------------------
       1174566                  .5000              13.8750
       154,507.07               .0500              13.8250
             4.0000             .0000              13.8250
             3.5000             .0000                2.3250
             3.4500             .0000                2.3250
             3.4500             .0000

       1229740                  .4000              12.1000
       173,588.73               .0500              12.0500
             4.2500             .0000              12.0500
             3.8500             .0000                1.8000
             3.8000             .0000                1.8000
             3.8000             .0000

       1229761                  .4000              12.7250
       154,784.28               .0500              12.6750
             4.1250             .0000              12.6750
             3.7250             .0000                1.8000
             3.6750             .0000                1.8000
             3.6750             .0000

       1229786                  .4000              12.3500
       132,508.25               .0500              12.3000
             4.2500             .0000              12.3000
             3.8500             .0000                1.8000
             3.8000             .0000                1.8000
             3.8000             .0000

       1229790                  .4000              12.3500
       171,210.68               .0500              12.3000
             4.1250             .0000              12.3000
             3.7250             .0000                1.8000
             3.6750             .0000                1.8000
             3.6750             .0000

       1229927                  .4000              12.6000
       184,379.33               .0500              12.5500
             4.3750             .0000              12.5500
             3.9750             .0000                1.9250
             3.9250             .0000                1.9250
             3.9250             .0000
1



       1229935                  .4000              12.4750
       197,944.63               .0500              12.4250
             4.1250             .0000              12.4250
             3.7250             .0000                1.8000
             3.6750             .0000                1.8000
             3.6750             .0000

       1229944                  .4000              12.4750
       156,904.14               .0500              12.4250
             4.1250             .0000              12.4250
             3.7250             .0000                1.8000
             3.6750             .0000                1.8000
             3.6750             .0000

       1229954                  .4000              12.4750
       181,740.30               .0500              12.4250
             4.1250             .0000              12.4250
             3.7250             .0000                1.8000
             3.6750             .0000                1.8000
             3.6750             .0000

       1229960                  .4000              12.4750
       151,645.43               .0500              12.4250
             4.3750             .0000              12.4250
             3.9750             .0000                1.8000
             3.9250             .0000                1.8000
             3.9250             .0000

       1229986                  .4000              12.4750
       179,456.86               .0500              12.4250
             4.1250             .0000              12.4250
             3.7250             .0000                1.8000
             3.6750             .0000                1.8000
             3.6750             .0000

       1230003                  .4000              12.4750
       144,506.01               .0500              12.4250
             4.3750             .0000              12.4250
             3.9750             .0000                1.8000
             3.9250             .0000                1.8000
             3.9250             .0000

       1230004                  .4000              12.4750
       102,732.22               .0500              12.4250
             4.1250             .0000              12.4250
             3.7250             .0000                1.8000
             3.6750             .0000                1.8000
             3.6750             .0000

       1230078                  .4000              12.4750
       170,601.26               .0500              12.4250
             4.3750             .0000              12.4250
             3.9750             .0000                1.8000
             3.9250             .0000                1.8000
             3.9250             .0000
1



       1230094                  .4000              12.4750
       137,785.32               .0500              12.4250
             4.3750             .0000              12.4250
             3.9750             .0000                1.8000
             3.9250             .0000                1.8000
             3.9250             .0000

       1230095                  .4000              12.4750
       160,857.42               .0500              12.4250
             4.2500             .0000              12.4250
             3.8500             .0000                1.8000
             3.8000             .0000                1.8000
             3.8000             .0000

       1230109                  .4000              12.4750
       139,595.31               .0500              12.4250
             4.2500             .0000              12.4250
             3.8500             .0000                1.8000
             3.8000             .0000                1.8000
             3.8000             .0000

       1230130                  .4000              12.4750
        28,683.85               .0500              12.4250
             4.2500             .0000              12.4250
             3.8500             .0000                1.8000
             3.8000             .0000                1.8000
             3.8000             .0000

       1230183                  .4000              12.4750
       134,348.06               .0500              12.4250
             4.3750             .0000              12.4250
             3.9750             .0000                1.8000
             3.9250             .0000                1.8000
             3.9250             .0000

       1230194                  .4000              12.4750
       188,045.67               .0500              12.4250
             4.3750             .0000              12.4250
             3.9750             .0000                1.8000
             3.9250             .0000                1.8000
             3.9250             .0000

       1230219                  .4000              12.4750
       177,122.68               .0500              12.4250
             4.2500             .0000              12.4250
             3.8500             .0000                1.8000
             3.8000             .0000                1.8000
             3.8000             .0000

       1230240                  .4000              12.7250
       180,401.86               .0500              12.6750
             4.2500             .0000              12.6750
             3.8500             .0000                1.8000
             3.8000             .0000                1.8000
             3.8000             .0000
1



       1379102                  .3750              10.1250
       267,007.01               .0500              10.0750
             4.2500             .0000              10.0750
             3.8750             .0000                2.5750
             3.8250             .0000                2.5750
             3.8250             .0000

       1379180                  .3750              10.1250
       283,662.89               .0500              10.0750
             4.2500             .0000              10.0750
             3.8750             .0000                2.5750
             3.8250             .0000                2.5750
             3.8250             .0000

       1379185                  .3750              10.3750
       227,026.83               .0500              10.3250
             4.2500             .0000              10.3250
             3.8750             .0000                2.5750
             3.8250             .0000                2.5750
             3.8250             .0000

       1379234                  .3750              10.8750
       295,595.73               .0500              10.8250
             4.3750             .0000              10.8250
             4.0000             .0000                2.5750
             3.9500             .0000                2.5750
             3.9500             .0000

       1394778                  .3750              11.1250
       234,845.81               .0500              11.0750
             3.7500             .0000              11.0750
             3.3750             .0000                2.2000
             3.3250             .0000                2.2000
             3.3250             .0000

       1394789                  .3750              14.6250
        45,740.92               .0500              14.5750
             4.1250             .0000              14.5750
             3.7500             .0000                2.3250
             3.7000             .0000                2.3250
             3.7000             .0000

       1394805                  .3750              14.1250
       214,690.68               .0500              14.0750
             3.7500             .0000              14.0750
             3.3750             .0000                2.3250
             3.3250             .0000                2.3250
             3.3250             .0000

       1394849                  .3750              11.1250
       453,655.30               .0500              11.0750
             3.6250             .0000              11.0750
             3.2500             .0000                2.2000
             3.2000             .0000                2.2000
             3.2000             .0000
1



       1394854                  .3750              11.3750
       486,918.57               .0500              11.3250
             3.7500             .0000              11.3250
             3.3750             .0000                2.2000
             3.3250             .0000                2.2000
             3.3250             .0000

       1396114                  .3750              10.3750
        41,474.24               .0500              10.3250
             5.5000             .0000              10.3250
             5.1250             .0000                2.3250
             5.0750             .0000                2.3250
             5.0750             .0000

       1396120                  .3750              12.8750
        21,137.64               .0500              12.8250
             5.2300             .0000              12.8250
             4.8550             .0000                1.8250
             4.8050             .0000                1.8250
             4.8050             .0000

       1396123                  .3750              12.8750
        14,254.55               .0500              12.8250
             4.2000             .0000              12.8250
             3.8250             .0000                2.5750
             3.7750             .0000                2.5750
             3.7750             .0000

       1396134                  .3750              12.8750
        32,013.85               .0500              12.8250
             5.2500             .0000              12.8250
             4.8750             .0000                1.8250
             4.8250             .0000                1.8250
             4.8250             .0000

       1396153                  .3750              12.8750
        20,524.94               .0500              12.8250
             5.2500             .0000              12.8250
             4.8750             .0000                1.8250
             4.8250             .0000                1.8250
             4.8250             .0000

       1396163                  .3750              14.1250
        28,725.92               .0500              14.0750
             4.5000             .0000              14.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396164                  .3750              14.1250
        28,693.74               .0500              14.0750
             4.5000             .0000              14.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000
1



       1396165                  .3750              14.1250
        28,789.62               .0500              14.0750
             4.5000             .0000              14.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396166                  .3750              14.1250
        17,933.96               .0500              14.0750
             4.5000             .0000              14.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396167                  .3750              14.1250
        28,786.33               .0500              14.0750
             4.5000             .0000              14.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396168                  .3750              12.8750
        37,482.88               .0500              12.8250
             4.8750             .0000              12.8250
             4.5000             .0000                1.8250
             4.4500             .0000                1.8250
             4.4500             .0000

       1396171                  .3750              12.8750
        33,082.47               .0500              12.8250
             4.2500             .0000              12.8250
             3.8750             .0000                2.5750
             3.8250             .0000                2.5750
             3.8250             .0000

       1396173                  .3750              14.1250
        20,910.93               .0500              14.0750
             4.5000             .0000              14.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396180                  .3750              12.8750
        15,003.26               .0500              12.8250
             4.8750             .0000              12.8250
             4.5000             .0000                1.8250
             4.4500             .0000                1.8250
             4.4500             .0000

       1396181                  .3750              12.8750
        27,354.12               .0500              12.8250
             4.8750             .0000              12.8250
             4.5000             .0000                1.8250
             4.4500             .0000                1.8250
             4.4500             .0000
1



       1396182                  .3750              12.8750
        38,027.83               .0500              12.8250
             4.8750             .0000              12.8250
             4.5000             .0000                1.8250
             4.4500             .0000                1.8250
             4.4500             .0000

       1396192                  .3750              12.8750
        35,962.17               .0500              12.8250
             5.5000             .0000              12.8250
             5.1250             .0000                2.0750
             5.0750             .0000                2.0750
             5.0750             .0000

       1396203                  .3750              12.8750
        10,023.00               .0500              12.8250
             4.5000             .0000              12.8250
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396207                  .3750              12.8750
        29,898.59               .0500              12.8250
             4.5000             .0000              12.8250
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396208                  .3750              12.8750
        27,771.07               .0500              12.8250
             4.5000             .0000              12.8250
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396231                  .3750              12.8750
        76,792.49               .0500              12.8250
             5.3750             .0000              12.8250
             5.0000             .0000                2.3250
             4.9500             .0000                2.3250
             4.9500             .0000

       1396232                  .3750              12.8750
        39,540.11               .0500              12.8250
             4.5000             .0000              12.8250
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396237                  .3750              13.3750
       104,557.66               .0500              13.3250
             3.8750             .0000              13.3250
             3.5000             .0000                2.3250
             3.4500             .0000                2.3250
             3.4500             .0000
1



       1396239                  .3750              13.5000
        42,242.61               .0500              13.4500
             3.8750             .0000              13.4500
             3.5000             .0000                2.3250
             3.4500             .0000                2.3250
             3.4500             .0000

       1396252                  .3750              16.7500
        39,876.97               .0500              16.7000
             5.1250             .0000              16.7000
             4.7500             .0000                1.9250
             4.7000             .0000                1.9250
             4.7000             .0000

       1396254                  .3750              15.1250
        46,822.64               .0500              15.0750
             3.6250             .0000              15.0750
             3.2500             .0000                1.8250
             3.2000             .0000                1.8250
             3.2000             .0000

       1396255                  .3750              14.5000
        32,588.49               .0500              14.4500
             4.8750             .0000              14.4500
             4.5000             .0000                2.5750
             4.4500             .0000                2.5750
             4.4500             .0000

       1396259                  .3750              14.3750
        25,454.34               .0500              14.3250
             4.7500             .0000              14.3250
             4.3750             .0000                2.5750
             4.3250             .0000                2.5750
             4.3250             .0000

       1396264                  .3750              14.1250
         8,299.11               .0500              14.0750
             4.5000             .0000              14.0750
             4.1250             .0000                2.5750
             4.0750             .0000                2.5750
             4.0750             .0000

       1396271                  .3750              12.6250
        36,149.55               .0500              12.5750
             4.5000             .0000              12.5750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396287                  .3750              13.5000
        23,621.55               .0500              13.4500
             3.7500             .0000              13.4500
             3.3750             .0000                2.0750
             3.3250             .0000                2.0750
             3.3250             .0000
1



       1396288                  .3750              13.5000
        34,297.03               .0500              13.4500
             3.7500             .0000              13.4500
             3.3750             .0000                2.0750
             3.3250             .0000                2.0750
             3.3250             .0000

       1396289                  .3750              13.0000
        62,545.49               .0500              12.9500
             4.2500             .0000              12.9500
             3.8750             .0000                2.5750
             3.8250             .0000                2.5750
             3.8250             .0000

       1396302                  .3750              13.2500
        32,844.19               .0500              13.2000
             3.7500             .0000              13.2000
             3.3750             .0000                2.0750
             3.3250             .0000                2.0750
             3.3250             .0000

       1396318                  .3750              13.5000
        48,457.31               .0500              13.4500
             4.1250             .0000              13.4500
             3.7500             .0000                2.5750
             3.7000             .0000                2.5750
             3.7000             .0000

       1396355                  .3750              12.3750
         5,225.43               .0500              12.3250
             4.0000             .0000              12.3250
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396366                  .3750              12.6250
        30,339.77               .0500              12.5750
             4.6250             .0000              12.5750
             4.2500             .0000                2.8250
             4.2000             .0000                2.8250
             4.2000             .0000

       1396369                  .3750              12.6250
        46,320.41               .0500              12.5750
             4.6250             .0000              12.5750
             4.2500             .0000                2.8250
             4.2000             .0000                2.8250
             4.2000             .0000

       1396384                  .3750              12.5000
        26,019.95               .0500              12.4500
             4.6250             .0000              12.4500
             4.2500             .0000                2.8250
             4.2000             .0000                2.8250
             4.2000             .0000
1



       1396385                  .3750              12.3750
        81,629.17               .0500              12.3250
             4.2500             .0000              12.3250
             3.8750             .0000                2.5750
             3.8250             .0000                2.5750
             3.8250             .0000

       1396387                  .3750              12.6250
        33,764.64               .0500              12.5750
             4.5000             .0000              12.5750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396393                  .3750              12.6250
        79,761.75               .0500              12.5750
             4.3750             .0000              12.5750
             4.0000             .0000                2.8250
             3.9500             .0000                2.8250
             3.9500             .0000

       1396400                  .3750              12.6250
        31,323.08               .0500              12.5750
             4.5000             .0000              12.5750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396413                  .3750              12.1250
        30,765.91               .0500              12.0750
             4.5000             .0000              12.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396426                  .3750              12.1250
        13,245.42               .0500              12.0750
             4.2500             .0000              12.0750
             3.8750             .0000                2.8250
             3.8250             .0000                2.8250
             3.8250             .0000

       1396479                  .3750              11.1250
        24,037.70               .0500              11.0750
             4.0000             .0000              11.0750
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396487                  .3750              11.6250
        17,292.67               .0500              11.5750
             4.5000             .0000              11.5750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000
1



       1396492                  .3750              10.8750
        13,749.42               .0500              10.8250
             4.0000             .0000              10.8250
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396497                  .3750              10.8750
        38,606.36               .0500              10.8250
             4.0000             .0000              10.8250
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396501                  .3750              10.6250
        16,063.19               .0500              10.5750
             4.0000             .0000              10.5750
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396549                  .3750              10.6250
        32,823.20               .0500              10.5750
             6.1250             .0000              10.5750
             5.7500             .0000                2.5750
             5.7000             .0000                2.5750
             5.7000             .0000

       1396574                  .3750              10.6250
        42,556.72               .0500              10.5750
             4.0000             .0000              10.5750
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396580                  .3750              11.3750
        93,147.20               .0500              11.3250
             4.5000             .0000              11.3250
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396593                  .3750              11.3750
        25,376.41               .0500              11.3250
             4.5000             .0000              11.3250
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396610                  .3750              11.1250
        30,264.18               .0500              11.0750
             4.3750             .0000              11.0750
             4.0000             .0000                2.8250
             3.9500             .0000                2.8250
             3.9500             .0000
1



       1396638                  .3750              11.3750
        43,338.25               .0500              11.3250
             4.6250             .0000              11.3250
             4.2500             .0000                2.8250
             4.2000             .0000                2.8250
             4.2000             .0000

       1396640                  .3750              11.3750
        88,654.55               .0500              11.3250
             4.6250             .0000              11.3250
             4.2500             .0000                2.8250
             4.2000             .0000                2.8250
             4.2000             .0000

       1396642                  .3750              10.6250
        45,033.46               .0500              10.5750
             4.1250             .0000              10.5750
             3.7500             .0000                2.3250
             3.7000             .0000                2.3250
             3.7000             .0000

       1396647                  .3750              10.6250
        37,796.21               .0500              10.5750
             5.5000             .0000              10.5750
             5.1250             .0000                2.3250
             5.0750             .0000                2.3250
             5.0750             .0000

       1396678                  .3750              10.6250
        72,921.35               .0500              10.5750
             3.8750             .0000              10.5750
             3.5000             .0000                2.3250
             3.4500             .0000                2.3250
             3.4500             .0000

       1396683                  .3750              10.6250
        30,772.14               .0500              10.5750
             4.0000             .0000              10.5750
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396697                  .3750              10.6250
         7,859.26               .0500              10.5750
             4.0000             .0000              10.5750
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396699                  .3750              11.1250
        43,414.58               .0500              11.0750
             4.5000             .0000              11.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000
1



       1396732                  .3750              10.6250
         9,639.42               .0500              10.5750
             4.0000             .0000              10.5750
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396736                  .3750              10.6250
        31,899.95               .0500              10.5750
             5.5000             .0000              10.5750
             5.1250             .0000                2.3250
             5.0750             .0000                2.3250
             5.0750             .0000

       1396740                  .3750              10.6250
        93,711.37               .0500              10.5750
             5.5000             .0000              10.5750
             5.1250             .0000                2.3250
             5.0750             .0000                2.3250
             5.0750             .0000

       1396745                  .3750              11.1250
        43,901.80               .0500              11.0750
             4.5000             .0000              11.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396746                  .3750              11.1250
        24,251.08               .0500              11.0750
             4.5000             .0000              11.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396774                  .3750              11.1250
        31,630.44               .0500              11.0750
             4.2500             .0000              11.0750
             3.8750             .0000                2.8250
             3.8250             .0000                2.8250
             3.8250             .0000

       1396787                  .3750              11.1250
        70,613.34               .0500              11.0750
             6.3750             .0000              11.0750
             6.0000             .0000                2.8250
             5.9500             .0000                2.8250
             5.9500             .0000

       1396798                  .3750              10.6250
        39,461.09               .0500              10.5750
             3.8750             .0000              10.5750
             3.5000             .0000                2.3250
             3.4500             .0000                2.3250
             3.4500             .0000
1



       1396803                  .3750              10.6250
        41,869.92               .0500              10.5750
             3.8750             .0000              10.5750
             3.5000             .0000                2.3250
             3.4500             .0000                2.3250
             3.4500             .0000

       1396816                  .3750              11.1250
        56,035.86               .0500              11.0750
             6.3750             .0000              11.0750
             6.0000             .0000                2.8250
             5.9500             .0000                2.8250
             5.9500             .0000

       1396838                  .3750              11.1250
        56,315.59               .0500              11.0750
             4.5000             .0000              11.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396841                  .3750              11.1250
        81,067.33               .0500              11.0750
             4.5000             .0000              11.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396858                  .3750              16.1250
        36,776.77               .0500              16.0750
             3.7500             .0000              16.0750
             3.3750             .0000                2.0750
             3.3250             .0000                2.0750
             3.3250             .0000

       1396862                  .3750              10.3750
       100,221.62               .0500              10.3250
             4.0000             .0000              10.3250
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396865                  .3750              11.1250
        33,555.40               .0500              11.0750
             4.5000             .0000              11.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1396874                  .3750              10.3750
        64,625.31               .0500              10.3250
             4.0000             .0000              10.3250
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000
1



       1396876                  .3750              10.3750
        61,407.87               .0500              10.3250
             5.7500             .0000              10.3250
             5.3750             .0000                2.3250
             5.3250             .0000                2.3250
             5.3250             .0000

       1396878                  .3750              11.6250
        43,825.41               .0500              11.5750
             6.5000             .0000              11.5750
             6.1250             .0000                3.0750
             6.0750             .0000                3.0750
             6.0750             .0000

       1396885                  .3750              10.3750
        51,865.02               .0500              10.3250
             4.0000             .0000              10.3250
             3.6250             .0000                2.3250
             3.5750             .0000                2.3250
             3.5750             .0000

       1396891                  .3750              10.3750
        41,954.18               .0500              10.3250
             4.1250             .0000              10.3250
             3.7500             .0000                2.3250
             3.7000             .0000                2.3250
             3.7000             .0000

       1396914                  .3750              15.0000
         8,847.49               .0500              14.9500
             3.8750             .0000              14.9500
             3.5000             .0000                2.3250
             3.4500             .0000                2.3250
             3.4500             .0000

       1396931                  .3750              10.0000
       259,865.74               .0500               9.9500
             3.8750             .0000               9.9500
             3.5000             .0000                2.3250
             3.4500             .0000                2.3250
             3.4500             .0000

       1397849                  .3750              14.0000
        24,802.27               .0500              13.9500
             4.2500             .0000              13.9500
             3.8750             .0000                2.5750
             3.8250             .0000                2.5750
             3.8250             .0000

       1397859                  .3750              14.0000
        33,517.18               .0500              13.9500
             4.2500             .0000              13.9500
             3.8750             .0000                2.5750
             3.8250             .0000                2.5750
             3.8250             .0000
1



       1397871                  .3750              11.1250
        38,290.30               .0500              11.0750
             4.5000             .0000              11.0750
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1397873                  .3750              11.3750
        12,095.00               .0500              11.3250
             4.5000             .0000              11.3250
             4.1250             .0000                2.8250
             4.0750             .0000                2.8250
             4.0750             .0000

       1421261                  .5000              14.4900
        97,411.82               .0500              14.4400
            10.9900             .0000              14.4400
            10.4900             .0000                4.5750
            10.4400             .0000                4.5750
            10.4400             .0000

       1466098                  .5000              15.7500
        63,743.64               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                4.6000
             9.7000             .0000                4.6000
             9.7000             .0000

       1522006                  .5000              15.6000
        51,403.18               .0500              15.5500
             6.5000             .0000              15.5500
             6.0000             .0000                4.7000
             5.9500             .0000                4.7000
             5.9500             .0000

       1526395                  .5000              14.9500
       104,446.42               .0500              14.9000
             9.4500             .0000              14.9000
             8.9500             .0000                4.7000
             8.9000             .0000                4.7000
             8.9000             .0000

       1530161                  .5000              15.4900
        60,454.32               .0500              15.4400
             9.4900             .0000              15.4400
             8.9900             .0000                6.4500
             8.9400             .0000                6.4500
             8.9400             .0000

       1534387                  .5000              14.0000
       119,912.69               .0500              13.9500
             6.0000             .0000              13.9500
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000
1



       1535484                  .5000              16.3750
        85,464.87               .0500              16.3250
             6.6250             .0000              16.3250
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1535679                  .5000              15.0000
       104,349.46               .0500              14.9500
             7.5000             .0000              14.9500
             7.0000             .0000                5.7000
             6.9500             .0000                5.7000
             6.9500             .0000

       1536492                  .5000              15.5000
        87,004.57               .0500              15.4500
             6.3750             .0000              15.4500
             5.8750             .0000                4.7000
             5.8250             .0000                4.7000
             5.8250             .0000

       1537582                  .5000              15.2500
        38,037.21               .0500              15.2000
             6.3750             .0000              15.2000
             5.8750             .0000                4.7000
             5.8250             .0000                4.7000
             5.8250             .0000

       1541139                  .5000              15.8750
        72,190.48               .0500              15.8250
             7.6250             .0000              15.8250
             7.1250             .0000                5.8250
             7.0750             .0000                5.8250
             7.0750             .0000

       1542180                  .5000              14.3750
       113,047.30               .0500              14.3250
             7.5000             .0000              14.3250
             7.0000             .0000                5.7000
             6.9500             .0000                5.7000
             6.9500             .0000

       1542458                  .5000              14.5000
       102,454.83               .0500              14.4500
             6.5000             .0000              14.4500
             6.0000             .0000                4.7000
             5.9500             .0000                4.7000
             5.9500             .0000

       1542656                  .5000              14.1250
       155,340.91               .0500              14.0750
             6.0000             .0000              14.0750
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000
1



       1542953                  .5000              15.1250
        86,270.49               .0500              15.0750
             7.1250             .0000              15.0750
             6.6250             .0000                5.3250
             6.5750             .0000                5.3250
             6.5750             .0000

       1543184                  .5000              15.1250
       122,923.71               .0500              15.0750
             7.0000             .0000              15.0750
             6.5000             .0000                5.2000
             6.4500             .0000                5.2000
             6.4500             .0000

       1543185                  .5000              16.0000
        91,241.26               .0500              15.9500
             7.2500             .0000              15.9500
             6.7500             .0000                5.4500
             6.7000             .0000                5.4500
             6.7000             .0000

       1543554                  .5000              14.7500
        39,861.65               .0500              14.7000
             6.7500             .0000              14.7000
             6.2500             .0000                4.8250
             6.2000             .0000                4.8250
             6.2000             .0000

       1543889                  .5000              17.0000
        35,465.78               .0500              16.9500
            11.5000             .0000              16.9500
            11.0000             .0000                6.4500
            10.9500             .0000                6.4500
            10.9500             .0000

       1544197                  .5000              12.8750
       296,350.83               .0500              12.8250
             5.3750             .0000              12.8250
             4.8750             .0000                3.4500
             4.8250             .0000                3.4500
             4.8250             .0000

       1544689                  .5000              13.8750
       167,366.88               .0500              13.8250
             6.6250             .0000              13.8250
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1544801                  .5000              14.6250
       218,495.02               .0500              14.5750
             6.7500             .0000              14.5750
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000
1



       1545807                  .5000              15.9500
        86,877.96               .0500              15.9000
            10.4500             .0000              15.9000
             9.9500             .0000                5.8250
             9.9000             .0000                5.8250
             9.9000             .0000

       1545821                  .5000              16.3750
        63,979.49               .0500              16.3250
             7.2500             .0000              16.3250
             6.7500             .0000                5.4500
             6.7000             .0000                5.4500
             6.7000             .0000

       1546890                  .5000              15.0500
        19,930.89               .0500              15.0000
             8.3750             .0000              15.0000
             7.8750             .0000                6.5500
             7.8250             .0000                6.5500
             7.8250             .0000

       1547142                  .5000              15.6250
        63,243.57               .0500              15.5750
             7.3750             .0000              15.5750
             6.8750             .0000                5.5750
             6.8250             .0000                5.5750
             6.8250             .0000

       1548603                  .5000              15.0000
        49,388.72               .0500              14.9500
             7.5000             .0000              14.9500
             7.0000             .0000                5.7000
             6.9500             .0000                5.7000
             6.9500             .0000

       1549489                  .5000              16.7500
        45,459.65               .0500              16.7000
             6.8750             .0000              16.7000
             6.3750             .0000                5.0750
             6.3250             .0000                5.0750
             6.3250             .0000

       1549589                  .5000              17.5000
       149,323.66               .0500              17.4500
             8.0000             .0000              17.4500
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1549987                  .5000              14.5000
        74,654.08               .0500              14.4500
             7.0000             .0000              14.4500
             6.5000             .0000                5.2000
             6.4500             .0000                5.2000
             6.4500             .0000
1



       1550184                  .5000              14.2500
        94,866.81               .0500              14.2000
             6.1250             .0000              14.2000
             5.6250             .0000                4.2000
             5.5750             .0000                4.2000
             5.5750             .0000

       1550471                  .5000              15.7500
        84,665.79               .0500              15.7000
             6.7500             .0000              15.7000
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000

       1550829                  .5000              15.1250
        22,539.77               .0500              15.0750
             7.5000             .0000              15.0750
             7.0000             .0000                5.7000
             6.9500             .0000                5.7000
             6.9500             .0000

       1551383                  .5000              15.1250
        57,277.44               .0500              15.0750
             7.0000             .0000              15.0750
             6.5000             .0000                5.2000
             6.4500             .0000                5.2000
             6.4500             .0000

       1553595                  .5000              16.2500
        72,534.27               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                5.9500
            10.2000             .0000                5.9500
            10.2000             .0000

       1554081                  .5000              13.8500
        88,628.20               .0500              13.8000
             6.5000             .0000              13.8000
             6.0000             .0000                4.7000
             5.9500             .0000                4.7000
             5.9500             .0000

       1554174                  .5000              13.8500
       275,617.23               .0500              13.8000
             7.0000             .0000              13.8000
             6.5000             .0000                5.1750
             6.4500             .0000                5.1750
             6.4500             .0000

       1554176                  .5000              13.4500
        75,046.40               .0500              13.4000
             6.7500             .0000              13.4000
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000
1



       1554640                  .5000              15.5000
        93,874.45               .0500              15.4500
             6.2500             .0000              15.4500
             5.7500             .0000                4.4500
             5.7000             .0000                4.4500
             5.7000             .0000

       1555891                  .5000              15.2500
        76,118.90               .0500              15.2000
             7.2500             .0000              15.2000
             6.7500             .0000                5.4500
             6.7000             .0000                5.4500
             6.7000             .0000

       1556107                  .5000              15.0000
       118,720.14               .0500              14.9500
             9.5000             .0000              14.9500
             9.0000             .0000                5.2000
             8.9500             .0000                5.2000
             8.9500             .0000

       1556324                  .5000              14.3750
        63,813.56               .0500              14.3250
             7.0000             .0000              14.3250
             6.5000             .0000                5.2000
             6.4500             .0000                5.2000
             6.4500             .0000

       1556616                  .5000              14.0000
       101,115.12               .0500              13.9500
             6.2500             .0000              13.9500
             5.7500             .0000                4.4500
             5.7000             .0000                4.4500
             5.7000             .0000

       1556828                  .5000              14.1000
       117,682.96               .0500              14.0500
             7.0000             .0000              14.0500
             6.5000             .0000                5.1750
             6.4500             .0000                5.1750
             6.4500             .0000

       1556958                  .5000              15.5500
       146,571.93               .0500              15.5000
             8.0000             .0000              15.5000
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1557583                  .5000              16.8300
        81,664.51               .0500              16.7800
            11.3300             .0000              16.7800
            10.8300             .0000                5.2000
            10.7800             .0000                5.2000
            10.7800             .0000
1



       1558175                  .5000              14.7500
        26,302.73               .0500              14.7000
             6.7500             .0000              14.7000
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000

       1560774                  .5000              14.5000
        43,688.86               .0500              14.4500
             7.5000             .0000              14.4500
             7.0000             .0000                5.5750
             6.9500             .0000                5.5750
             6.9500             .0000

       1560964                  .5000              15.3750
       251,198.78               .0500              15.3250
             9.8750             .0000              15.3250
             9.3750             .0000                5.3250
             9.3250             .0000                5.3250
             9.3250             .0000

       1561687                  .5000              15.0000
       130,047.25               .0500              14.9500
             6.5000             .0000              14.9500
             6.0000             .0000                4.7000
             5.9500             .0000                4.7000
             5.9500             .0000

       1561708                  .5000              15.5000
        57,491.65               .0500              15.4500
             6.8750             .0000              15.4500
             6.3750             .0000                5.0750
             6.3250             .0000                5.0750
             6.3250             .0000

       1561900                  .5000              16.5000
       133,242.15               .0500              16.4500
             7.0000             .0000              16.4500
             6.5000             .0000                5.3250
             6.4500             .0000                5.3250
             6.4500             .0000

       1562207                  .5000              17.1250
        37,745.31               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                6.4500
            10.0750             .0000                6.4500
            10.0750             .0000

       1562262                  .5000              16.0000
        91,904.90               .0500              15.9500
             7.1250             .0000              15.9500
             6.6250             .0000                5.3250
             6.5750             .0000                5.3250
             6.5750             .0000
1



       1562730                  .5000              18.1500
        59,298.01               .0500              18.1000
            12.6500             .0000              18.1000
            12.1500             .0000                7.4500
            12.1000             .0000                7.4500
            12.1000             .0000

       1563381                  .5000              14.2500
        64,834.23               .0500              14.2000
             6.0000             .0000              14.2000
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000

       1563405                  .5000              13.7500
        88,871.08               .0500              13.7000
             8.2500             .0000              13.7000
             7.7500             .0000                4.0750
             7.7000             .0000                4.0750
             7.7000             .0000

       1563576                  .5000              15.5000
       121,475.70               .0500              15.4500
            10.0000             .0000              15.4500
             9.5000             .0000                4.7000
             9.4500             .0000                4.7000
             9.4500             .0000

       1563604                  .5000              14.7500
        98,397.02               .0500              14.7000
             9.2500             .0000              14.7000
             8.7500             .0000                3.8250
             8.7000             .0000                3.8250
             8.7000             .0000

       1563637                  .5000              15.1250
       132,946.87               .0500              15.0750
             9.6250             .0000              15.0750
             9.1250             .0000                6.2000
             9.0750             .0000                6.2000
             9.0750             .0000

       1563651                  .5000              15.7500
        42,592.28               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                7.0750
             9.7000             .0000                7.0750
             9.7000             .0000

       1563655                  .5000              15.3750
        53,902.82               .0500              15.3250
             9.8750             .0000              15.3250
             9.3750             .0000                6.2000
             9.3250             .0000                6.2000
             9.3250             .0000
1



       1563667                  .5000              16.5000
        70,355.63               .0500              16.4500
            11.0000             .0000              16.4500
            10.5000             .0000                5.9500
            10.4500             .0000                5.9500
            10.4500             .0000

       1564111                  .5000              17.2400
       105,033.96               .0500              17.1900
            10.7400             .0000              17.1900
            10.2400             .0000                5.4400
            10.1900             .0000                5.4400
            10.1900             .0000

       1564638                  .5000              16.1250
        52,840.41               .0500              16.0750
             9.6250             .0000              16.0750
             9.1250             .0000                6.2000
             9.0750             .0000                6.2000
             9.0750             .0000

       1565025                  .5000              12.5000
        44,650.30               .0500              12.4500
             7.0000             .0000              12.4500
             6.5000             .0000                3.7000
             6.4500             .0000                3.7000
             6.4500             .0000

       1565187                  .5000              14.2500
       205,335.12               .0500              14.2000
             8.7500             .0000              14.2000
             8.2500             .0000                4.3250
             8.2000             .0000                4.3250
             8.2000             .0000

       1565188                  .5000              14.2500
       116,762.99               .0500              14.2000
             8.7500             .0000              14.2000
             8.2500             .0000                4.7000
             8.2000             .0000                4.7000
             8.2000             .0000

       1565256                  .5000              16.2500
       164,648.97               .0500              16.2000
             9.7500             .0000              16.2000
             9.2500             .0000                5.9500
             9.2000             .0000                5.9500
             9.2000             .0000

       1565607                  .5000              15.8750
         4,808.94               .0500              15.8250
             8.3750             .0000              15.8250
             7.8750             .0000                6.4500
             7.8250             .0000                6.4500
             7.8250             .0000
1



       1565636                  .5000              14.7500
        83,437.09               .0500              14.7000
             5.8750             .0000              14.7000
             5.3750             .0000                4.2000
             5.3250             .0000                4.2000
             5.3250             .0000

       1565715                  .5000              16.7500
        82,024.59               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                6.8500
             9.7000             .0000                6.8500
             9.7000             .0000

       1565720                  .5000              14.9000
        14,268.14               .0500              14.8500
             6.6250             .0000              14.8500
             6.1250             .0000                4.8500
             6.0750             .0000                4.8500
             6.0750             .0000

       1565724                  .5000              16.4900
        41,358.52               .0500              16.4400
             7.5000             .0000              16.4400
             7.0000             .0000                5.7000
             6.9500             .0000                5.7000
             6.9500             .0000

       1565873                  .5000              15.8000
        71,838.32               .0500              15.7500
             7.1250             .0000              15.7500
             6.6250             .0000                5.3000
             6.5750             .0000                5.3000
             6.5750             .0000

       1567068                  .5000              16.3750
       119,832.08               .0500              16.3250
             7.6250             .0000              16.3250
             7.1250             .0000                5.8250
             7.0750             .0000                5.8250
             7.0750             .0000

       1568361                  .5000              17.0000
        78,637.29               .0500              16.9500
             6.6250             .0000              16.9500
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1568484                  .5000              15.2500
        62,351.53               .0500              15.2000
             6.6250             .0000              15.2000
             6.1250             .0000                4.9500
             6.0750             .0000                4.9500
             6.0750             .0000
1



       1568611                  .5000              15.3750
        77,127.31               .0500              15.3250
             7.0000             .0000              15.3250
             6.5000             .0000                5.3250
             6.4500             .0000                5.3250
             6.4500             .0000

       1569061                  .5000              14.0000
       124,279.74               .0500              13.9500
             5.6250             .0000              13.9500
             5.1250             .0000                3.7000
             5.0750             .0000                3.7000
             5.0750             .0000

       1569090                  .5000              16.2500
        80,199.05               .0500              16.2000
             7.3750             .0000              16.2000
             6.8750             .0000                5.5750
             6.8250             .0000                5.5750
             6.8250             .0000

       1569617                  .5000              15.8750
       111,664.89               .0500              15.8250
            10.3750             .0000              15.8250
             9.8750             .0000                5.8250
             9.8250             .0000                5.8250
             9.8250             .0000

       1569672                  .5000              16.9500
        53,569.09               .0500              16.9000
            10.4500             .0000              16.9000
             9.9500             .0000                5.1400
             9.9000             .0000                5.1400
             9.9000             .0000

       1569827                  .5000              18.3900
        28,805.82               .0500              18.3400
            11.8900             .0000              18.3400
            11.3900             .0000                6.3400
            11.3400             .0000                6.3400
            11.3400             .0000

       1570885                  .5000              15.6250
        46,684.53               .0500              15.5750
             7.5000             .0000              15.5750
             7.0000             .0000                5.7000
             6.9500             .0000                5.7000
             6.9500             .0000

       1570946                  .5000              17.4500
        89,816.32               .0500              17.4000
            10.9500             .0000              17.4000
            10.4500             .0000                6.2000
            10.4000             .0000                6.2000
            10.4000             .0000
1



       1571099                  .5000              14.0000
       307,862.29               .0500              13.9500
             6.3750             .0000              13.9500
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000

       1571473                  .5000              16.6500
        44,439.72               .0500              16.6000
            10.1500             .0000              16.6000
             9.6500             .0000                5.4500
             9.6000             .0000                5.4500
             9.6000             .0000

       1572136                  .5000              15.1250
        64,669.65               .0500              15.0750
             6.6250             .0000              15.0750
             6.1250             .0000                4.7000
             6.0750             .0000                4.7000
             6.0750             .0000

       1572737                  .5000              17.0500
       137,819.23               .0500              17.0000
            10.5500             .0000              17.0000
            10.0500             .0000                6.0000
            10.0000             .0000                6.0000
            10.0000             .0000

       1573529                  .5000              15.6000
        57,653.12               .0500              15.5500
             9.1000             .0000              15.5500
             8.6000             .0000                5.7000
             8.5500             .0000                5.7000
             8.5500             .0000

       1573640                  .5000              18.9000
        87,132.14               .0500              18.8500
            12.4000             .0000              18.8500
            11.9000             .0000                7.4000
            11.8500             .0000                7.4000
            11.8500             .0000

       1574187                  .5000              15.2500
        43,739.60               .0500              15.2000
             6.6250             .0000              15.2000
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1574199                  .5000              14.5000
        53,099.74               .0500              14.4500
             9.0000             .0000              14.4500
             8.5000             .0000                5.9500
             8.4500             .0000                5.9500
             8.4500             .0000
1



       1574661                  .5000              15.5000
        47,594.96               .0500              15.4500
             8.0000             .0000              15.4500
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1574680                  .5000              15.9900
        57,608.09               .0500              15.9400
             8.0000             .0000              15.9400
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1574681                  .5000              16.5000
        36,658.94               .0500              16.4500
             8.0000             .0000              16.4500
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1574711                  .5000              15.5000
        49,289.14               .0500              15.4500
             7.6250             .0000              15.4500
             7.1250             .0000                5.8250
             7.0750             .0000                5.8250
             7.0750             .0000

       1574894                  .5000              16.5000
       205,043.82               .0500              16.4500
             8.0000             .0000              16.4500
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1574979                  .5000              17.0000
        24,370.03               .0500              16.9500
             9.0000             .0000              16.9500
             8.5000             .0000                7.2000
             8.4500             .0000                7.2000
             8.4500             .0000

       1574980                  .5000              17.0000
        23,159.48               .0500              16.9500
             9.0000             .0000              16.9500
             8.5000             .0000                7.2000
             8.4500             .0000                7.2000
             8.4500             .0000

       1574983                  .5000              15.5000
        64,468.21               .0500              15.4500
             7.5000             .0000              15.4500
             7.0000             .0000                5.7000
             6.9500             .0000                5.7000
             6.9500             .0000
1



       1575025                  .5000              15.9900
        75,896.49               .0500              15.9400
             8.0000             .0000              15.9400
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1575053                  .5000              17.0000
        23,785.19               .0500              16.9500
             9.0000             .0000              16.9500
             8.5000             .0000                7.2000
             8.4500             .0000                7.2000
             8.4500             .0000

       1575364                  .5000              15.2500
        87,851.17               .0500              15.2000
             7.7500             .0000              15.2000
             7.2500             .0000                5.9500
             7.2000             .0000                5.9500
             7.2000             .0000

       1575512                  .5000              17.0000
        22,344.99               .0500              16.9500
             8.7500             .0000              16.9500
             8.2500             .0000                6.9500
             8.2000             .0000                6.9500
             8.2000             .0000

       1575539                  .5000              15.2500
        47,796.21               .0500              15.2000
             8.2500             .0000              15.2000
             7.7500             .0000                6.4500
             7.7000             .0000                6.4500
             7.7000             .0000

       1575588                  .5000              16.7500
        67,892.15               .0500              16.7000
             8.0000             .0000              16.7000
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1575597                  .5000              16.0000
       100,020.12               .0500              15.9500
             8.2500             .0000              15.9500
             7.7500             .0000                6.4500
             7.7000             .0000                6.4500
             7.7000             .0000

       1576162                  .5000              15.5000
        48,132.38               .0500              15.4500
             7.1250             .0000              15.4500
             6.6250             .0000                5.4500
             6.5750             .0000                5.4500
             6.5750             .0000
1



       1576265                  .5000              14.1250
        59,442.82               .0500              14.0750
             8.6250             .0000              14.0750
             8.1250             .0000                5.3250
             8.0750             .0000                5.3250
             8.0750             .0000

       1576566                  .5000              14.1250
        50,093.08               .0500              14.0750
             7.7500             .0000              14.0750
             7.2500             .0000                5.9500
             7.2000             .0000                5.9500
             7.2000             .0000

       1579365                  .5000              16.4900
        45,650.22               .0500              16.4400
             9.9900             .0000              16.4400
             9.4900             .0000                4.9400
             9.4400             .0000                4.9400
             9.4400             .0000

       1579430                  .5000              16.1250
        59,747.90               .0500              16.0750
             6.7500             .0000              16.0750
             6.2500             .0000                5.0750
             6.2000             .0000                5.0750
             6.2000             .0000

       1579797                  .5000              14.8750
        98,731.50               .0500              14.8250
             9.3750             .0000              14.8250
             8.8750             .0000                5.9500
             8.8250             .0000                5.9500
             8.8250             .0000

       1579862                  .5000              15.7500
        48,977.99               .0500              15.7000
             9.2500             .0000              15.7000
             8.7500             .0000                5.2000
             8.7000             .0000                5.2000
             8.7000             .0000

       1580771                  .5000              15.3750
        70,428.50               .0500              15.3250
             6.6250             .0000              15.3250
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1581084                  .5000              16.8750
        46,139.80               .0500              16.8250
            11.3750             .0000              16.8250
            10.8750             .0000                6.2000
            10.8250             .0000                6.2000
            10.8250             .0000
1



       1581092                  .5000              16.8750
        44,009.40               .0500              16.8250
            11.3750             .0000              16.8250
            10.8750             .0000                6.7000
            10.8250             .0000                6.7000
            10.8250             .0000

       1581135                  .5000              14.6250
        68,919.21               .0500              14.5750
             6.3750             .0000              14.5750
             5.8750             .0000                4.4500
             5.8250             .0000                4.4500
             5.8250             .0000

       1581141                  .5000              15.7500
        34,132.47               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                6.7000
             9.7000             .0000                6.7000
             9.7000             .0000

       1582347                  .5000              14.0000
        91,967.31               .0500              13.9500
             8.5000             .0000              13.9500
             8.0000             .0000                4.7000
             7.9500             .0000                4.7000
             7.9500             .0000

       1583017                  .5000              17.2500
        66,117.80               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                6.5750
            10.2000             .0000                6.5750
            10.2000             .0000

       1587222                  .5000              16.8750
        61,877.45               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                6.8250
             9.8250             .0000                6.8250
             9.8250             .0000

       1587256                  .5000              18.2500
        64,970.79               .0500              18.2000
            11.7500             .0000              18.2000
            11.2500             .0000                7.5750
            11.2000             .0000                7.5750
            11.2000             .0000

       1587620                  .5000              15.8750
        48,133.23               .0500              15.8250
             6.6250             .0000              15.8250
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000
1



       1595180                  .5000              15.3750
        95,016.85               .0500              15.3250
             4.0000             .0000              15.3250
             3.5000             .0000                2.2000
             3.4500             .0000                2.2000
             3.4500             .0000

       1600795                  .5000              15.2500
        34,843.79               .0500              15.2000
             6.6250             .0000              15.2000
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1601906                  .5000              15.3750
        46,318.43               .0500              15.3250
             6.0000             .0000              15.3250
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000

       1603722                  .5000              14.0500
        76,476.86               .0500              14.0000
             8.5500             .0000              14.0000
             8.0500             .0000                4.8000
             8.0000             .0000                4.8000
             8.0000             .0000

       1604307                  .3750              15.5000
        22,865.62               .0500              15.4500
             8.8750             .0000              15.4500
             8.5000             .0000                2.0750
             8.4500             .0000                2.0750
             8.4500             .0000

       1604511                  .5000              19.3000
        31,201.87               .0500              19.2500
             9.0000             .0000              19.2500
             8.5000             .0000                7.2000
             8.4500             .0000                7.2000
             8.4500             .0000

       1609039                  .5000              16.1000
        38,145.67               .0500              16.0500
            10.6000             .0000              16.0500
            10.1000             .0000                5.5500
            10.0500             .0000                5.5500
            10.0500             .0000

       1613087                  .5000              15.5000
        60,348.63               .0500              15.4500
            10.0000             .0000              15.4500
             9.5000             .0000                4.4500
             9.4500             .0000                4.4500
             9.4500             .0000
1



       1615729                  .5000              16.1220
        62,584.81               .0500              16.0720
            10.6250             .0000              16.0720
            10.1250             .0000                5.2000
            10.0750             .0000                5.2000
            10.0750             .0000

       1620415                  .5000              17.4000
        44,627.37               .0500              17.3500
            10.9000             .0000              17.3500
            10.4000             .0000                5.5000
            10.3500             .0000                5.5000
            10.3500             .0000

       1620957                  .5000              14.8750
        47,005.43               .0500              14.8250
             9.3750             .0000              14.8250
             8.8750             .0000                3.9500
             8.8250             .0000                3.9500
             8.8250             .0000

       1620960                  .5000              14.8750
        41,937.37               .0500              14.8250
             9.3750             .0000              14.8250
             8.8750             .0000                4.2000
             8.8250             .0000                4.2000
             8.8250             .0000

       1620964                  .5000              14.8750
        45,552.01               .0500              14.8250
             9.3750             .0000              14.8250
             8.8750             .0000                4.2000
             8.8250             .0000                4.2000
             8.8250             .0000

       1622938                  .5000              14.8750
       112,792.96               .0500              14.8250
             5.6250             .0000              14.8250
             5.1250             .0000                3.9500
             5.0750             .0000                3.9500
             5.0750             .0000

       1629480                  .5000              17.1250
        38,383.14               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                6.4500
            10.0750             .0000                6.4500
            10.0750             .0000

       1629509                  .5000              15.2500
        55,036.79               .0500              15.2000
             6.7500             .0000              15.2000
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000
1



       1634745                  .5000              19.2250
        17,549.88               .0500              19.1750
            12.7250             .0000              19.1750
            12.2250             .0000                7.0750
            12.1750             .0000                7.0750
            12.1750             .0000

       1635194                  .5000              16.4000
       109,408.60               .0500              16.3500
            10.9000             .0000              16.3500
            10.4000             .0000                5.4500
            10.3500             .0000                5.4500
            10.3500             .0000

       1636660                  .5000              14.4000
        35,499.25               .0500              14.3500
             8.9000             .0000              14.3500
             8.4000             .0000                5.2000
             8.3500             .0000                5.2000
             8.3500             .0000

       1641785                  .5000              15.5000
        62,563.41               .0500              15.4500
             6.2500             .0000              15.4500
             5.7500             .0000                4.5750
             5.7000             .0000                4.5750
             5.7000             .0000

       1643091                  .5000              17.7000
        59,827.62               .0500              17.6500
            11.2000             .0000              17.6500
            10.7000             .0000                6.7750
            10.6500             .0000                6.7750
            10.6500             .0000

       1643116                  .5000              16.2500
        64,948.36               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                5.3250
            10.2000             .0000                5.3250
            10.2000             .0000

       1643337                  .5000              15.3750
        99,298.23               .0500              15.3250
             6.2500             .0000              15.3250
             5.7500             .0000                4.5750
             5.7000             .0000                4.5750
             5.7000             .0000

       1643352                  .5000              14.0000
        90,795.60               .0500              13.9500
             8.5000             .0000              13.9500
             8.0000             .0000                3.8250
             7.9500             .0000                3.8250
             7.9500             .0000
1



       1644614                  .5000              14.5000
        41,458.06               .0500              14.4500
             6.3750             .0000              14.4500
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000

       1645187                  .5000              14.8750
       113,476.75               .0500              14.8250
             5.8750             .0000              14.8250
             5.3750             .0000                4.2000
             5.3250             .0000                4.2000
             5.3250             .0000

       1645326                  .5000              14.3750
        99,822.98               .0500              14.3250
             6.0000             .0000              14.3250
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000

       1646677                  .5000              15.3750
        57,367.30               .0500              15.3250
             9.8750             .0000              15.3250
             9.3750             .0000                5.3250
             9.3250             .0000                5.3250
             9.3250             .0000

       1646884                  .5000              15.8750
        78,363.93               .0500              15.8250
             9.3750             .0000              15.8250
             8.8750             .0000                5.2000
             8.8250             .0000                5.2000
             8.8250             .0000

       1646892                  .5000              17.0000
       135,203.73               .0500              16.9500
            10.5000             .0000              16.9500
            10.0000             .0000                6.3250
             9.9500             .0000                6.3250
             9.9500             .0000

       1646911                  .5000              18.0000
        38,915.93               .0500              17.9500
            11.5000             .0000              17.9500
            11.0000             .0000                7.3250
            10.9500             .0000                7.3250
            10.9500             .0000

       1646928                  .5000              17.3750
        64,740.59               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.7000
            10.3250             .0000                6.7000
            10.3250             .0000
1



       1646951                  .5000              17.3750
        16,497.46               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.7000
            10.3250             .0000                6.7000
            10.3250             .0000

       1647676                  .5000              18.1250
        42,232.18               .0500              18.0750
            12.6250             .0000              18.0750
            12.1250             .0000                7.5750
            12.0750             .0000                7.5750
            12.0750             .0000

       1648072                  .5000              14.6250
        16,255.97               .0500              14.5750
             9.1250             .0000              14.5750
             8.6250             .0000                5.9500
             8.5750             .0000                5.9500
             8.5750             .0000

       1649154                  .5000              14.8750
       140,820.27               .0500              14.8250
             5.7500             .0000              14.8250
             5.2500             .0000                3.9500
             5.2000             .0000                3.9500
             5.2000             .0000

       1649283                  .5000              17.7500
        60,148.65               .0500              17.7000
             8.2500             .0000              17.7000
             7.7500             .0000                6.4500
             7.7000             .0000                6.4500
             7.7000             .0000

       1650417                  .5000              16.1250
        54,194.92               .0500              16.0750
             7.7500             .0000              16.0750
             7.2500             .0000                5.9500
             7.2000             .0000                5.9500
             7.2000             .0000

       1650474                  .2500              12.6250
       342,512.28               .0500              12.5750
             4.8750             .0000              12.5750
             4.6250             .0000                2.5750
             4.5750             .0000                2.5750
             4.5750             .0000

       1650605                  .5000              16.2500
        48,266.78               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                5.2000
            10.2000             .0000                5.2000
            10.2000             .0000
1



       1650628                  .5000              13.8500
       127,284.41               .0500              13.8000
             8.3500             .0000              13.8000
             7.8500             .0000                6.0500
             7.8000             .0000                6.0500
             7.8000             .0000

       1651266                  .5000              14.5000
        75,391.21               .0500              14.4500
             8.0000             .0000              14.4500
             7.5000             .0000                3.7000
             7.4500             .0000                3.7000
             7.4500             .0000

       1651582                  .5000              15.5000
        74,073.86               .0500              15.4500
             9.0000             .0000              15.4500
             8.5000             .0000                3.9500
             8.4500             .0000                3.9500
             8.4500             .0000

       1651776                  .5000              14.6750
        71,208.15               .0500              14.6250
             9.1750             .0000              14.6250
             8.6750             .0000                3.7500
             8.6250             .0000                3.7500
             8.6250             .0000

       1653050                  .5000              15.4900
        89,784.83               .0500              15.4400
             9.9900             .0000              15.4400
             9.4900             .0000                5.8150
             9.4400             .0000                5.8150
             9.4400             .0000

       1653108                  .5000              14.3750
       137,907.91               .0500              14.3250
             6.1250             .0000              14.3250
             5.6250             .0000                4.3250
             5.5750             .0000                4.3250
             5.5750             .0000

       1653393                  .5000              16.3750
        70,973.76               .0500              16.3250
             7.8750             .0000              16.3250
             7.3750             .0000                6.2000
             7.3250             .0000                6.2000
             7.3250             .0000

       1653480                  .5000              15.9500
        48,807.92               .0500              15.9000
             6.6250             .0000              15.9000
             6.1250             .0000                4.9500
             6.0750             .0000                4.9500
             6.0750             .0000
1



       1653862                  .5000              15.2500
        94,056.51               .0500              15.2000
             7.0000             .0000              15.2000
             6.5000             .0000                5.2000
             6.4500             .0000                5.2000
             6.4500             .0000

       1655612                  .5000              15.5000
       116,700.12               .0500              15.4500
            10.0000             .0000              15.4500
             9.5000             .0000                6.3250
             9.4500             .0000                6.3250
             9.4500             .0000

       1655624                  .5000              14.6250
        80,267.71               .0500              14.5750
             9.1250             .0000              14.5750
             8.6250             .0000                5.5750
             8.5750             .0000                5.5750
             8.5750             .0000

       1655762                  .5000              15.9500
        66,333.05               .0500              15.9000
            10.4500             .0000              15.9000
             9.9500             .0000                5.9500
             9.9000             .0000                5.9500
             9.9000             .0000

       1655778                  .5000              17.1500
        30,626.05               .0500              17.1000
            11.6500             .0000              17.1000
            11.1500             .0000                6.8500
            11.1000             .0000                6.8500
            11.1000             .0000

       1655798                  .5000              14.5000
        54,113.40               .0500              14.4500
             5.3750             .0000              14.4500
             4.8750             .0000                3.7000
             4.8250             .0000                3.7000
             4.8250             .0000

       1655913                  .5000              18.3750
        36,415.35               .0500              18.3250
            11.8750             .0000              18.3250
            11.3750             .0000                7.2000
            11.3250             .0000                7.2000
            11.3250             .0000

       1656254                  .5000              17.9000
       110,016.11               .0500              17.8500
             8.3750             .0000              17.8500
             7.8750             .0000                6.6500
             7.8250             .0000                6.6500
             7.8250             .0000
1



       1656692                  .5000              16.8750
       155,251.73               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                5.7000
             9.8250             .0000                5.7000
             9.8250             .0000

       1656700                  .5000              17.8750
        33,375.68               .0500              17.8250
             8.3750             .0000              17.8250
             7.8750             .0000                6.7000
             7.8250             .0000                6.7000
             7.8250             .0000

       1657017                  .5000              17.3750
        76,353.49               .0500              17.3250
             8.3750             .0000              17.3250
             7.8750             .0000                6.5750
             7.8250             .0000                6.5750
             7.8250             .0000

       1657035                  .5000              17.1250
        20,991.70               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                5.9500
            10.0750             .0000                5.9500
            10.0750             .0000

       1657076                  .5000              17.1250
        51,541.26               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                5.9500
            10.0750             .0000                5.9500
            10.0750             .0000

       1657078                  .5000              17.6250
        42,456.60               .0500              17.5750
            11.1250             .0000              17.5750
            10.6250             .0000                6.4500
            10.5750             .0000                6.4500
            10.5750             .0000

       1657085                  .5000              15.1250
       116,907.02               .0500              15.0750
             8.6250             .0000              15.0750
             8.1250             .0000                3.9500
             8.0750             .0000                3.9500
             8.0750             .0000

       1657556                  .5000              16.5000
        84,111.69               .0500              16.4500
            11.0000             .0000              16.4500
            10.5000             .0000                6.7000
            10.4500             .0000                6.7000
            10.4500             .0000
1



       1658065                  .5000              16.6250
        50,200.20               .0500              16.5750
            11.1250             .0000              16.5750
            10.6250             .0000                6.9500
            10.5750             .0000                6.9500
            10.5750             .0000

       1658095                  .5000              16.4900
       112,912.97               .0500              16.4400
             7.3750             .0000              16.4400
             6.8750             .0000                5.0750
             6.8250             .0000                5.0750
             6.8250             .0000

       1658168                  .5000              14.7500
       126,067.25               .0500              14.7000
             9.2500             .0000              14.7000
             8.7500             .0000                4.7000
             8.7000             .0000                4.7000
             8.7000             .0000

       1658221                  .5000              16.8750
       130,676.59               .0500              16.8250
            11.3750             .0000              16.8250
            10.8750             .0000                6.0750
            10.8250             .0000                6.0750
            10.8250             .0000

       1658636                  .5000              15.3000
       334,182.87               .0500              15.2500
             9.8000             .0000              15.2500
             9.3000             .0000                3.9500
             9.2500             .0000                3.9500
             9.2500             .0000

       1658642                  .5000              16.8000
       110,655.06               .0500              16.7500
            10.3000             .0000              16.7500
             9.8000             .0000                5.4500
             9.7500             .0000                5.4500
             9.7500             .0000

       1658647                  .5000              15.9000
        67,420.64               .0500              15.8500
             9.4000             .0000              15.8500
             8.9000             .0000                5.2000
             8.8500             .0000                5.2000
             8.8500             .0000

       1658682                  .5000              13.2500
       147,383.68               .0500              13.2000
             6.5000             .0000              13.2000
             6.0000             .0000                4.7000
             5.9500             .0000                4.7000
             5.9500             .0000
1



       1658696                  .5000              15.4900
       104,751.30               .0500              15.4400
             8.9900             .0000              15.4400
             8.4900             .0000                5.4400
             8.4400             .0000                5.4400
             8.4400             .0000

       1658726                  .5000              16.0500
        59,843.05               .0500              16.0000
             9.5500             .0000              16.0000
             9.0500             .0000                4.9500
             9.0000             .0000                4.9500
             9.0000             .0000

       1658816                  .5000              14.8750
       142,437.60               .0500              14.8250
             9.3750             .0000              14.8250
             8.8750             .0000                4.4500
             8.8250             .0000                4.4500
             8.8250             .0000

       1658863                  .5000              16.7500
        47,324.51               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                5.4500
             9.7000             .0000                5.4500
             9.7000             .0000

       1658867                  .5000              17.2500
        31,990.45               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                6.2000
            10.2000             .0000                6.2000
            10.2000             .0000

       1658870                  .5000              17.1000
        84,285.19               .0500              17.0500
            10.6000             .0000              17.0500
            10.1000             .0000                5.9500
            10.0500             .0000                5.9500
            10.0500             .0000

       1658875                  .5000              16.2500
       142,028.94               .0500              16.2000
             9.7500             .0000              16.2000
             9.2500             .0000                6.2000
             9.2000             .0000                6.2000
             9.2000             .0000

       1659876                  .5000              14.5000
        77,836.73               .0500              14.4500
             9.0000             .0000              14.4500
             8.5000             .0000                6.8250
             8.4500             .0000                6.8250
             8.4500             .0000
1



       1660105                  .5000              15.5000
       143,430.01               .0500              15.4500
             6.0000             .0000              15.4500
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000

       1660191                  .5000              17.0400
        30,251.26               .0500              16.9900
             7.3750             .0000              16.9900
             6.8750             .0000                5.7000
             6.8250             .0000                5.7000
             6.8250             .0000

       1660609                  .5000              14.8750
        30,815.28               .0500              14.8250
             5.5000             .0000              14.8250
             5.0000             .0000                3.7000
             4.9500             .0000                3.7000
             4.9500             .0000

       1660790                  .5000              17.5000
        19,375.13               .0500              17.4500
             8.3750             .0000              17.4500
             7.8750             .0000                6.7000
             7.8250             .0000                6.7000
             7.8250             .0000

       1660841                  .5000              20.1400
        41,964.15               .0500              20.0900
             9.1250             .0000              20.0900
             8.6250             .0000                7.4000
             8.5750             .0000                7.4000
             8.5750             .0000

       1660896                  .5000              15.4200
        34,651.15               .0500              15.3700
             8.1250             .0000              15.3700
             7.6250             .0000                5.9000
             7.5750             .0000                5.9000
             7.5750             .0000

       1661019                  .5000              17.0800
        18,091.94               .0500              17.0300
             8.3750             .0000              17.0300
             7.8750             .0000                6.6500
             7.8250             .0000                6.6500
             7.8250             .0000

       1661324                  .5000              17.4400
        43,813.12               .0500              17.3900
             7.8750             .0000              17.3900
             7.3750             .0000                6.2000
             7.3250             .0000                6.2000
             7.3250             .0000
1



       1661499                  .5000              17.1250
       131,218.21               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                5.9500
            10.0750             .0000                5.9500
            10.0750             .0000

       1661920                  .5000              16.8750
        92,552.83               .0500              16.8250
            11.3750             .0000              16.8250
            10.8750             .0000                6.0750
            10.8250             .0000                6.0750
            10.8250             .0000

       1662471                  .5000              18.0000
        40,201.03               .0500              17.9500
            12.5000             .0000              17.9500
            12.0000             .0000                7.0750
            11.9500             .0000                7.0750
            11.9500             .0000

       1662495                  .5000              17.2500
        80,818.43               .0500              17.2000
            11.7500             .0000              17.2000
            11.2500             .0000                7.4500
            11.2000             .0000                7.4500
            11.2000             .0000

       1662840                  .5000              15.0000
        49,536.29               .0500              14.9500
             6.0000             .0000              14.9500
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000

       1662958                  .5000              15.5000
        24,042.82               .0500              15.4500
            10.0000             .0000              15.4500
             9.5000             .0000                6.3250
             9.4500             .0000                6.3250
             9.4500             .0000

       1662960                  .5000              15.3750
        72,904.78               .0500              15.3250
             9.8750             .0000              15.3250
             9.3750             .0000                6.3250
             9.3250             .0000                6.3250
             9.3250             .0000

       1662963                  .5000              14.7500
        79,167.26               .0500              14.7000
             9.2500             .0000              14.7000
             8.7500             .0000                5.8250
             8.7000             .0000                5.8250
             8.7000             .0000
1



       1662979                  .5000              15.8750
       209,605.91               .0500              15.8250
            10.3750             .0000              15.8250
             9.8750             .0000                6.9500
             9.8250             .0000                6.9500
             9.8250             .0000

       1663620                  .5000              15.3750
       112,002.65               .0500              15.3250
             6.7500             .0000              15.3250
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000

       1663681                  .5000              16.2500
        53,978.08               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                6.3250
            10.2000             .0000                6.3250
            10.2000             .0000

       1663703                  .5000              16.3750
        69,370.31               .0500              16.3250
            10.8750             .0000              16.3250
            10.3750             .0000                6.2000
            10.3250             .0000                6.2000
            10.3250             .0000

       1664329                  .5000              15.6250
        95,267.61               .0500              15.5750
             6.8750             .0000              15.5750
             6.3750             .0000                5.0750
             6.3250             .0000                5.0750
             6.3250             .0000

       1665221                  .5000              15.5000
        23,681.09               .0500              15.4500
             9.0000             .0000              15.4500
             8.5000             .0000                4.7000
             8.4500             .0000                4.7000
             8.4500             .0000

       1665231                  .5000              17.4500
        63,445.85               .0500              17.4000
            10.9500             .0000              17.4000
            10.4500             .0000                4.9400
            10.4000             .0000                4.9400
            10.4000             .0000

       1665275                  .5000              17.9000
        60,722.42               .0500              17.8500
            11.4000             .0000              17.8500
            10.9000             .0000                5.2000
            10.8500             .0000                5.2000
            10.8500             .0000
1



       1665705                  .5000              15.4900
        50,491.76               .0500              15.4400
             8.9900             .0000              15.4400
             8.4900             .0000                4.9400
             8.4400             .0000                4.9400
             8.4400             .0000

       1665768                  .5000              17.6500
        78,129.50               .0500              17.6000
            11.1500             .0000              17.6000
            10.6500             .0000                5.2000
            10.6000             .0000                5.2000
            10.6000             .0000

       1665846                  .5000              18.1250
        49,486.40               .0500              18.0750
            11.6250             .0000              18.0750
            11.1250             .0000                7.5750
            11.0750             .0000                7.5750
            11.0750             .0000

       1665865                  .5000              15.8750
        18,809.63               .0500              15.8250
             9.3750             .0000              15.8250
             8.8750             .0000                4.7000
             8.8250             .0000                4.7000
             8.8250             .0000

       1665880                  .5000              17.1250
       156,019.76               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                5.9500
            10.0750             .0000                5.9500
            10.0750             .0000

       1665884                  .5000              16.3750
        62,332.16               .0500              16.3250
             9.8750             .0000              16.3250
             9.3750             .0000                5.2000
             9.3250             .0000                5.2000
             9.3250             .0000

       1665897                  .5000              16.8750
        61,498.07               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                5.7000
             9.8250             .0000                5.7000
             9.8250             .0000

       1665899                  .5000              15.6250
       266,388.59               .0500              15.5750
             9.1250             .0000              15.5750
             8.6250             .0000                4.4500
             8.5750             .0000                4.4500
             8.5750             .0000
1



       1665902                  .5000              15.8750
       136,776.27               .0500              15.8250
             9.3750             .0000              15.8250
             8.8750             .0000                4.7000
             8.8250             .0000                4.7000
             8.8250             .0000

       1666190                  .5000              15.9900
        58,422.78               .0500              15.9400
             9.4900             .0000              15.9400
             8.9900             .0000                5.2000
             8.9400             .0000                5.2000
             8.9400             .0000

       1666217                  .5000              15.4900
        32,728.41               .0500              15.4400
             8.9900             .0000              15.4400
             8.4900             .0000                5.2000
             8.4400             .0000                5.2000
             8.4400             .0000

       1666565                  .5000              15.4900
       137,346.15               .0500              15.4400
             8.9900             .0000              15.4400
             8.4900             .0000                4.9400
             8.4400             .0000                4.9400
             8.4400             .0000

       1666622                  .5000              14.0500
       183,926.65               .0500              14.0000
             8.0000             .0000              14.0000
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1666733                  .5000              17.7500
        72,136.18               .0500              17.7000
            11.2500             .0000              17.7000
            10.7500             .0000                6.5750
            10.7000             .0000                6.5750
            10.7000             .0000

       1666753                  .5000              18.1250
        74,773.98               .0500              18.0750
            11.6250             .0000              18.0750
            11.1250             .0000                6.9500
            11.0750             .0000                6.9500
            11.0750             .0000

       1666773                  .5000              16.7500
       131,449.58               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                5.9500
             9.7000             .0000                5.9500
             9.7000             .0000
1



       1667071                  .5000              17.3750
        32,835.42               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.2000
            10.3250             .0000                6.2000
            10.3250             .0000

       1668344                  .5000              16.5500
        70,760.37               .0500              16.5000
            10.0500             .0000              16.5000
             9.5500             .0000                4.2750
             9.5000             .0000                4.2750
             9.5000             .0000

       1668599                  .5000              17.2000
        27,305.14               .0500              17.1500
            10.7000             .0000              17.1500
            10.2000             .0000                6.2500
            10.1500             .0000                6.2500
            10.1500             .0000

       1668613                  .5000              15.7500
        35,512.64               .0500              15.7000
             9.2500             .0000              15.7000
             8.7500             .0000                3.9000
             8.7000             .0000                3.9000
             8.7000             .0000

       1668753                  .5000              16.9900
        28,518.13               .0500              16.9400
            11.4900             .0000              16.9400
            10.9900             .0000                6.7000
            10.9400             .0000                6.7000
            10.9400             .0000

       1669316                  .5000              15.1250
        69,049.64               .0500              15.0750
             6.0000             .0000              15.0750
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000

       1669353                  .5000              16.8750
        66,967.78               .0500              16.8250
            11.3750             .0000              16.8250
            10.8750             .0000                7.4500
            10.8250             .0000                7.4500
            10.8250             .0000

       1669636                  .5000              17.4500
        92,783.00               .0500              17.4000
            10.9500             .0000              17.4000
            10.4500             .0000                4.9400
            10.4000             .0000                4.9400
            10.4000             .0000
1



       1669657                  .5000              17.1250
        52,406.59               .0500              17.0750
            11.6250             .0000              17.0750
            11.1250             .0000                7.5750
            11.0750             .0000                7.5750
            11.0750             .0000

       1669666                  .5000              16.5000
        62,844.03               .0500              16.4500
             8.6250             .0000              16.4500
             8.1250             .0000                6.8500
             8.0750             .0000                6.8500
             8.0750             .0000

       1669668                  .5000              15.7500
        29,653.33               .0500              15.7000
             9.2500             .0000              15.7000
             8.7500             .0000                5.4400
             8.7000             .0000                5.4400
             8.7000             .0000

       1669671                  .5000              16.5000
        62,351.38               .0500              16.4500
            10.0000             .0000              16.4500
             9.5000             .0000                6.8500
             9.4500             .0000                6.8500
             9.4500             .0000

       1669727                  .5000              16.5000
        62,278.19               .0500              16.4500
             8.6250             .0000              16.4500
             8.1250             .0000                6.8500
             8.0750             .0000                6.8500
             8.0750             .0000

       1669735                  .5000              16.5000
        62,342.36               .0500              16.4500
             8.6250             .0000              16.4500
             8.1250             .0000                6.8500
             8.0750             .0000                6.8500
             8.0750             .0000

       1669742                  .5000              16.2500
        63,721.14               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                6.4500
            10.2000             .0000                6.4500
            10.2000             .0000

       1670777                  .5000              16.0000
        64,415.76               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                6.2000
             9.9500             .0000                6.2000
             9.9500             .0000
1



       1670834                  .5000              15.3750
        80,752.75               .0500              15.3250
             9.8750             .0000              15.3250
             9.3750             .0000                6.0750
             9.3250             .0000                6.0750
             9.3250             .0000

       1671587                  .5000              16.4750
        65,692.74               .0500              16.4250
             7.2500             .0000              16.4250
             6.7500             .0000                5.5500
             6.7000             .0000                5.5500
             6.7000             .0000

       1671700                  .5000              17.5000
        47,773.53               .0500              17.4500
            12.0000             .0000              17.4500
            11.5000             .0000                6.4500
            11.4500             .0000                6.4500
            11.4500             .0000

       1671709                  .5000              16.1750
        57,880.26               .0500              16.1250
            10.6750             .0000              16.1250
            10.1750             .0000                5.2500
            10.1250             .0000                5.2500
            10.1250             .0000

       1673171                  .5000              14.8900
        66,588.44               .0500              14.8400
             9.3900             .0000              14.8400
             8.8900             .0000                5.5500
             8.8400             .0000                5.5500
             8.8400             .0000

       1673173                  .5000              15.2500
        88,043.39               .0500              15.2000
             9.7500             .0000              15.2000
             9.2500             .0000                5.5750
             9.2000             .0000                5.5750
             9.2000             .0000

       1673265                  .5000              14.7500
       164,271.03               .0500              14.7000
             6.2500             .0000              14.7000
             5.7500             .0000                4.3250
             5.7000             .0000                4.3250
             5.7000             .0000

       1673597                  .5000              15.2500
       114,228.50               .0500              15.2000
             9.2500             .0000              15.2000
             8.7500             .0000                5.4000
             8.7000             .0000                5.4000
             8.7000             .0000
1



       1673895                  .5000              14.3750
       106,152.16               .0500              14.3250
             8.8750             .0000              14.3250
             8.3750             .0000                4.2000
             8.3250             .0000                4.2000
             8.3250             .0000

       1673917                  .5000              15.0000
        84,181.99               .0500              14.9500
             6.2500             .0000              14.9500
             5.7500             .0000                4.4500
             5.7000             .0000                4.4500
             5.7000             .0000

       1673999                  .5000              15.2500
        44,892.00               .0500              15.2000
             6.6250             .0000              15.2000
             6.1250             .0000                4.7000
             6.0750             .0000                4.7000
             6.0750             .0000

       1674018                  .5000              15.3750
        84,087.87               .0500              15.3250
             5.8750             .0000              15.3250
             5.3750             .0000                4.0750
             5.3250             .0000                4.0750
             5.3250             .0000

       1674156                  .5000              17.3750
        48,043.20               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.5750
            10.3250             .0000                6.5750
            10.3250             .0000

       1674157                  .5000              17.0000
        55,131.45               .0500              16.9500
            10.5000             .0000              16.9500
            10.0000             .0000                6.2000
             9.9500             .0000                6.2000
             9.9500             .0000

       1674159                  .5000              15.2500
        83,247.61               .0500              15.2000
             8.7500             .0000              15.2000
             8.2500             .0000                4.4500
             8.2000             .0000                4.4500
             8.2000             .0000

       1674164                  .5000              15.0000
        75,806.53               .0500              14.9500
             8.5000             .0000              14.9500
             8.0000             .0000                4.2000
             7.9500             .0000                4.2000
             7.9500             .0000
1



       1674168                  .5000              17.2500
       102,839.81               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                6.4500
            10.2000             .0000                6.4500
            10.2000             .0000

       1674213                  .5000              15.6250
        58,929.48               .0500              15.5750
             9.1250             .0000              15.5750
             8.6250             .0000                4.9500
             8.5750             .0000                4.9500
             8.5750             .0000

       1674224                  .5000              16.6250
        48,987.73               .0500              16.5750
            10.1250             .0000              16.5750
             9.6250             .0000                5.4500
             9.5750             .0000                5.4500
             9.5750             .0000

       1674228                  .5000              17.3750
       117,042.76               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.2000
            10.3250             .0000                6.2000
            10.3250             .0000

       1674273                  .5000              15.0000
        64,417.19               .0500              14.9500
             7.2500             .0000              14.9500
             6.7500             .0000                5.4500
             6.7000             .0000                5.4500
             6.7000             .0000

       1674328                  .5000              17.0000
        21,428.21               .0500              16.9500
            10.5000             .0000              16.9500
            10.0000             .0000                5.4500
             9.9500             .0000                5.4500
             9.9500             .0000

       1674359                  .5000              17.5000
        68,075.31               .0500              17.4500
            11.2500             .0000              17.4500
            10.7500             .0000                6.2000
            10.7000             .0000                6.2000
            10.7000             .0000

       1674378                  .5000              17.5000
       110,610.48               .0500              17.4500
             8.0000             .0000              17.4500
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000
1



       1675142                  .5000              14.6250
        33,383.51               .0500              14.5750
             6.6250             .0000              14.5750
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1675228                  .5000              18.1250
       174,840.30               .0500              18.0750
            11.6250             .0000              18.0750
            11.1250             .0000                6.9500
            11.0750             .0000                6.9500
            11.0750             .0000

       1675241                  .5000              16.1250
        77,782.81               .0500              16.0750
             9.6250             .0000              16.0750
             9.1250             .0000                4.9500
             9.0750             .0000                4.9500
             9.0750             .0000

       1675479                  .5000              17.5000
        53,703.09               .0500              17.4500
            12.0000             .0000              17.4500
            11.5000             .0000                8.5750
            11.4500             .0000                8.5750
            11.4500             .0000

       1678638                  .5000              17.3750
        59,278.06               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.2000
            10.3250             .0000                6.2000
            10.3250             .0000

       1679330                  .5000              17.1250
        26,867.91               .0500              17.0750
            11.6250             .0000              17.0750
            11.1250             .0000                7.3250
            11.0750             .0000                7.3250
            11.0750             .0000

       1679375                  .5000              15.5000
        28,240.07               .0500              15.4500
             5.0000             .0000              15.4500
             4.5000             .0000                3.2000
             4.4500             .0000                3.2000
             4.4500             .0000

       1679525                  .5000              15.4900
        28,995.11               .0500              15.4400
             9.9900             .0000              15.4400
             9.4900             .0000                5.7000
             9.4400             .0000                5.7000
             9.4400             .0000
1



       1679711                  .5000              14.3750
        71,170.12               .0500              14.3250
             8.8750             .0000              14.3250
             8.3750             .0000                4.9500
             8.3250             .0000                4.9500
             8.3250             .0000

       1679843                  .5000              16.0000
        46,013.84               .0500              15.9500
             9.5000             .0000              15.9500
             9.0000             .0000                5.9500
             8.9500             .0000                5.9500
             8.9500             .0000

       1679880                  .5000              17.1000
        79,645.90               .0500              17.0500
            11.6000             .0000              17.0500
            11.1000             .0000                6.4400
            11.0500             .0000                6.4400
            11.0500             .0000

       1679887                  .5000              15.4000
        86,047.01               .0500              15.3500
             9.9000             .0000              15.3500
             9.4000             .0000                5.2000
             9.3500             .0000                5.2000
             9.3500             .0000

       1679916                  .5000              16.2500
        76,951.55               .0500              16.2000
             6.7500             .0000              16.2000
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000

       1679963                  .5000              18.2500
        94,745.61               .0500              18.2000
            12.7500             .0000              18.2000
            12.2500             .0000                8.8250
            12.2000             .0000                8.8250
            12.2000             .0000

       1680377                  .5000              15.7500
        67,703.42               .0500              15.7000
             7.2500             .0000              15.7000
             6.7500             .0000                5.4000
             6.7000             .0000                5.4000
             6.7000             .0000

       1680472                  .5000              14.9700
        54,052.30               .0500              14.9200
             8.4700             .0000              14.9200
             7.9700             .0000                4.9500
             7.9200             .0000                4.9500
             7.9200             .0000
1



       1680488                  .5000              16.3750
        34,472.24               .0500              16.3250
            10.8750             .0000              16.3250
            10.3750             .0000                6.7000
            10.3250             .0000                6.7000
            10.3250             .0000

       1680670                  .5000              16.8400
        31,975.04               .0500              16.7900
             7.8750             .0000              16.7900
             7.3750             .0000                6.1100
             7.3250             .0000                6.1100
             7.3250             .0000

       1681206                  .5000              16.6500
        56,670.73               .0500              16.6000
            10.1500             .0000              16.6000
             9.6500             .0000                5.2000
             9.6000             .0000                5.2000
             9.6000             .0000

       1681332                  .5000              18.1500
        56,484.22               .0500              18.1000
            11.6500             .0000              18.1000
            11.1500             .0000                5.4400
            11.1000             .0000                5.4400
            11.1000             .0000

       1681427                  .5000              14.4500
        79,422.66               .0500              14.4000
             6.7500             .0000              14.4000
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000

       1682032                  .5000              16.3750
        32,632.65               .0500              16.3250
            10.8750             .0000              16.3250
            10.3750             .0000                7.2000
            10.3250             .0000                7.2000
            10.3250             .0000

       1682069                  .5000              17.1000
        40,607.75               .0500              17.0500
            10.6000             .0000              17.0500
            10.1000             .0000                5.4000
            10.0500             .0000                5.4000
            10.0500             .0000

       1682113                  .5000              18.6250
        22,589.80               .0500              18.5750
            13.1250             .0000              18.5750
            12.6250             .0000                9.2000
            12.5750             .0000                9.2000
            12.5750             .0000
1



       1682155                  .5000              15.2400
        67,639.76               .0500              15.1900
             9.7400             .0000              15.1900
             9.2400             .0000                5.5650
             9.1900             .0000                5.5650
             9.1900             .0000

       1682162                  .5000              13.8900
       159,068.57               .0500              13.8400
             8.3900             .0000              13.8400
             7.8900             .0000                4.0900
             7.8400             .0000                4.0900
             7.8400             .0000

       1682171                  .5000              14.3750
       106,051.48               .0500              14.3250
             8.8750             .0000              14.3250
             8.3750             .0000                4.3250
             8.3250             .0000                4.3250
             8.3250             .0000

       1682191                  .5000              14.2500
        98,398.15               .0500              14.2000
             7.7500             .0000              14.2000
             7.2500             .0000                4.9400
             7.2000             .0000                4.9400
             7.2000             .0000

       1682755                  .5000              17.9500
        42,171.35               .0500              17.9000
            11.4500             .0000              17.9000
            10.9500             .0000                5.4400
            10.9000             .0000                5.4400
            10.9000             .0000

       1682770                  .5000              16.4900
        76,760.46               .0500              16.4400
             9.9900             .0000              16.4400
             9.4900             .0000                5.4400
             9.4400             .0000                5.4400
             9.4400             .0000

       1682816                  .5000              17.4900
       123,536.30               .0500              17.4400
            10.9900             .0000              17.4400
            10.4900             .0000                5.7000
            10.4400             .0000                5.7000
            10.4400             .0000

       1682836                  .5000              14.9900
        48,774.51               .0500              14.9400
             8.4900             .0000              14.9400
             7.9900             .0000                5.2000
             7.9400             .0000                5.2000
             7.9400             .0000
1



       1682906                  .5000              17.4000
        65,959.82               .0500              17.3500
            10.9000             .0000              17.3500
            10.4000             .0000                5.9000
            10.3500             .0000                5.9000
            10.3500             .0000

       1682910                  .5000              17.8900
        63,227.86               .0500              17.8400
            11.3900             .0000              17.8400
            10.8900             .0000                5.7000
            10.8400             .0000                5.7000
            10.8400             .0000

       1683854                  .5000              15.5000
       156,038.77               .0500              15.4500
             6.2500             .0000              15.4500
             5.7500             .0000                4.4500
             5.7000             .0000                4.4500
             5.7000             .0000

       1684116                  .5000              16.7500
        22,002.56               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                5.7000
             9.7000             .0000                5.7000
             9.7000             .0000

       1684137                  .5000              16.4500
        98,063.14               .0500              16.4000
             9.9500             .0000              16.4000
             9.4500             .0000                4.7000
             9.4000             .0000                4.7000
             9.4000             .0000

       1684452                  .5000              14.5000
       104,755.71               .0500              14.4500
             5.8750             .0000              14.4500
             5.3750             .0000                4.0750
             5.3250             .0000                4.0750
             5.3250             .0000

       1685980                  .5000              14.5000
        84,323.39               .0500              14.4500
             9.0000             .0000              14.4500
             8.5000             .0000                6.2000
             8.4500             .0000                6.2000
             8.4500             .0000

       1686070                  .5000              15.2500
        17,963.25               .0500              15.2000
             6.2500             .0000              15.2000
             5.7500             .0000                4.4500
             5.7000             .0000                4.4500
             5.7000             .0000
1



       1686125                  .5000              15.6250
        57,099.99               .0500              15.5750
             5.7500             .0000              15.5750
             5.2500             .0000                3.9500
             5.2000             .0000                3.9500
             5.2000             .0000

       1686851                  .5000              14.7500
        89,579.25               .0500              14.7000
             6.5000             .0000              14.7000
             6.0000             .0000                4.7000
             5.9500             .0000                4.7000
             5.9500             .0000

       1687796                  .5000              14.7500
       150,803.09               .0500              14.7000
             5.8750             .0000              14.7000
             5.3750             .0000                4.0750
             5.3250             .0000                4.0750
             5.3250             .0000

       1687809                  .5000              15.4900
        82,459.06               .0500              15.4400
             9.9900             .0000              15.4400
             9.4900             .0000                5.6900
             9.4400             .0000                5.6900
             9.4400             .0000

       1687826                  .5000              13.2900
        82,745.80               .0500              13.2400
             8.7900             .0000              13.2400
             8.2900             .0000                4.4900
             8.2400             .0000                4.4900
             8.2400             .0000

       1687933                  .5000              16.1250
        50,757.07               .0500              16.0750
             5.8750             .0000              16.0750
             5.3750             .0000                4.0750
             5.3250             .0000                4.0750
             5.3250             .0000

       1687935                  .5000              14.1250
        82,678.22               .0500              14.0750
             5.5000             .0000              14.0750
             5.0000             .0000                3.7000
             4.9500             .0000                3.7000
             4.9500             .0000

       1688356                  .5000              17.5000
        54,770.65               .0500              17.4500
             8.0000             .0000              17.4500
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000
1



       1688360                  .5000              16.7500
        92,204.16               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                4.9500
             9.7000             .0000                4.9500
             9.7000             .0000

       1688362                  .5000              17.0000
       158,061.09               .0500              16.9500
            10.5000             .0000              16.9500
            10.0000             .0000                6.2000
             9.9500             .0000                6.2000
             9.9500             .0000

       1688390                  .5000              17.1000
        36,832.90               .0500              17.0500
            10.6000             .0000              17.0500
            10.1000             .0000                6.7000
            10.0500             .0000                6.7000
            10.0500             .0000

       1688397                  .5000              18.0000
        52,293.15               .0500              17.9500
             8.7500             .0000              17.9500
             8.2500             .0000                6.9500
             8.2000             .0000                6.9500
             8.2000             .0000

       1688402                  .5000              16.2500
        57,515.47               .0500              16.2000
             9.7500             .0000              16.2000
             9.2500             .0000                5.2000
             9.2000             .0000                5.2000
             9.2000             .0000

       1689333                  .5000              15.8750
       134,844.97               .0500              15.8250
            10.3750             .0000              15.8250
             9.8750             .0000                5.9500
             9.8250             .0000                5.9500
             9.8250             .0000

       1689362                  .5000              16.1250
        40,657.19               .0500              16.0750
            10.6250             .0000              16.0750
            10.1250             .0000                6.2000
            10.0750             .0000                6.2000
            10.0750             .0000

       1689411                  .5000              16.5000
        74,254.33               .0500              16.4500
            11.0000             .0000              16.4500
            10.5000             .0000                6.4500
            10.4500             .0000                6.4500
            10.4500             .0000
1



       1689678                  .5000              15.3750
       172,823.62               .0500              15.3250
             9.8750             .0000              15.3250
             9.3750             .0000                5.3250
             9.3250             .0000                5.3250
             9.3250             .0000

       1691214                  .5000              16.0000
        43,352.00               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                6.4500
             9.9500             .0000                6.4500
             9.9500             .0000

       1691265                  .5000              16.0000
        18,292.48               .0500              15.9500
             8.1250             .0000              15.9500
             7.6250             .0000                6.3250
             7.5750             .0000                6.3250
             7.5750             .0000

       1691583                  .5000              14.2500
        84,241.52               .0500              14.2000
             8.7500             .0000              14.2000
             8.2500             .0000                3.9500
             8.2000             .0000                3.9500
             8.2000             .0000

       1691656                  .5000              17.5000
        28,822.84               .0500              17.4500
            11.0000             .0000              17.4500
            10.5000             .0000                4.4500
            10.4500             .0000                4.4500
            10.4500             .0000

       1691707                  .5000              15.1250
        52,131.11               .0500              15.0750
             6.3750             .0000              15.0750
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000

       1692362                  .5000              16.2500
        38,459.92               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                7.0750
            10.2000             .0000                7.0750
            10.2000             .0000

       1693056                  .5000              14.3750
        70,833.77               .0500              14.3250
             6.3750             .0000              14.3250
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000
1



       1693708                  .5000              15.2500
        60,356.28               .0500              15.2000
             4.7500             .0000              15.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       1693762                  .5000              15.5000
        27,192.80               .0500              15.4500
            10.0000             .0000              15.4500
             9.5000             .0000                5.2000
             9.4500             .0000                5.2000
             9.4500             .0000

       1693878                  .5000              14.2500
        97,807.59               .0500              14.2000
             8.7500             .0000              14.2000
             8.2500             .0000                3.9500
             8.2000             .0000                3.9500
             8.2000             .0000

       1693976                  .5000              17.5750
        91,777.11               .0500              17.5250
             7.3750             .0000              17.5250
             6.8750             .0000                5.5750
             6.8250             .0000                5.5750
             6.8250             .0000

       1694317                  .5000              15.1250
       102,949.63               .0500              15.0750
             7.5000             .0000              15.0750
             7.0000             .0000                5.7000
             6.9500             .0000                5.7000
             6.9500             .0000

       1694368                  .5000              14.6250
        94,249.29               .0500              14.5750
             9.1250             .0000              14.5750
             8.6250             .0000                4.3250
             8.5750             .0000                4.3250
             8.5750             .0000

       1694422                  .5000              15.9250
       109,159.54               .0500              15.8750
            10.4250             .0000              15.8750
             9.9250             .0000                5.7000
             9.8750             .0000                5.7000
             9.8750             .0000

       1694524                  .5000              14.3750
        52,936.08               .0500              14.3250
             8.8750             .0000              14.3250
             8.3750             .0000                4.9500
             8.3250             .0000                4.9500
             8.3250             .0000
1



       1694548                  .5000              15.3750
       113,340.66               .0500              15.3250
             6.6250             .0000              15.3250
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1694714                  .5000              16.2500
        50,273.75               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                6.5750
            10.2000             .0000                6.5750
            10.2000             .0000

       1694829                  .5000              16.1250
        69,019.63               .0500              16.0750
            11.2500             .0000              16.0750
            10.7500             .0000                4.5750
            10.7000             .0000                4.5750
            10.7000             .0000

       1694930                  .5000              14.1250
        99,706.08               .0500              14.0750
             8.6250             .0000              14.0750
             8.1250             .0000                3.9500
             8.0750             .0000                3.9500
             8.0750             .0000

       1695028                  .5000              18.2500
        60,190.61               .0500              18.2000
            12.7500             .0000              18.2000
            12.2500             .0000                8.8250
            12.2000             .0000                8.8250
            12.2000             .0000

       1695089                  .5000              15.3750
       117,515.53               .0500              15.3250
             6.8750             .0000              15.3250
             6.3750             .0000                5.0750
             6.3250             .0000                5.0750
             6.3250             .0000

       1695164                  .5000              17.6250
        28,460.84               .0500              17.5750
            11.1250             .0000              17.5750
            10.6250             .0000                6.4500
            10.5750             .0000                6.4500
            10.5750             .0000

       1695171                  .5000              17.3750
        45,979.22               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.2000
            10.3250             .0000                6.2000
            10.3250             .0000
1



       1695173                  .5000              17.8750
        71,587.49               .0500              17.8250
            11.3750             .0000              17.8250
            10.8750             .0000                6.7000
            10.8250             .0000                6.7000
            10.8250             .0000

       1695199                  .5000              16.3750
        56,522.64               .0500              16.3250
             9.8750             .0000              16.3250
             9.3750             .0000                5.2000
             9.3250             .0000                5.2000
             9.3250             .0000

       1695224                  .5000              16.8750
        62,683.09               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                5.7000
             9.8250             .0000                5.7000
             9.8250             .0000

       1695226                  .5000              17.3750
        69,682.75               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.2000
            10.3250             .0000                6.2000
            10.3250             .0000

       1695326                  .5000              14.2500
        50,556.61               .0500              14.2000
             5.5000             .0000              14.2000
             5.0000             .0000                3.7000
             4.9500             .0000                3.7000
             4.9500             .0000

       1695373                  .5000              15.4900
        27,165.12               .0500              15.4400
             8.9900             .0000              15.4400
             8.4900             .0000                5.4400
             8.4400             .0000                5.4400
             8.4400             .0000

       1695434                  .5000              14.5000
        80,235.09               .0500              14.4500
             8.0000             .0000              14.4500
             7.5000             .0000                4.8400
             7.4500             .0000                4.8400
             7.4500             .0000

       1695686                  .5000              17.8500
        49,092.45               .0500              17.8000
            11.3500             .0000              17.8000
            10.8500             .0000                5.4400
            10.8000             .0000                5.4400
            10.8000             .0000
1



       1695712                  .5000              16.4900
        51,107.72               .0500              16.4400
             9.9900             .0000              16.4400
             9.4900             .0000                5.7000
             9.4400             .0000                5.7000
             9.4400             .0000

       1695713                  .5000              16.3000
        64,598.37               .0500              16.2500
             9.8000             .0000              16.2500
             9.3000             .0000                5.4000
             9.2500             .0000                5.4000
             9.2500             .0000

       1695722                  .5000              16.9000
        61,833.97               .0500              16.8500
            10.4000             .0000              16.8500
             9.9000             .0000                6.1400
             9.8500             .0000                6.1400
             9.8500             .0000

       1695801                  .5000              17.2500
        43,224.75               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                6.5750
            10.2000             .0000                6.5750
            10.2000             .0000

       1695810                  .5000              16.4500
        89,456.42               .0500              16.4000
             9.9500             .0000              16.4000
             9.4500             .0000                5.7000
             9.4000             .0000                5.7000
             9.4000             .0000

       1695965                  .5000              15.0000
       120,325.80               .0500              14.9500
             6.7500             .0000              14.9500
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000

       1696090                  .5000              16.7500
        71,464.42               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                5.9500
             9.7000             .0000                5.9500
             9.7000             .0000

       1696191                  .5000              15.0000
        73,945.77               .0500              14.9500
             9.5000             .0000              14.9500
             9.0000             .0000                5.8250
             8.9500             .0000                5.8250
             8.9500             .0000
1



       1696241                  .5000              17.7500
        52,731.88               .0500              17.7000
            11.2500             .0000              17.7000
            10.7500             .0000                6.7000
            10.7000             .0000                6.7000
            10.7000             .0000

       1696255                  .5000              14.2500
       120,219.54               .0500              14.2000
             8.7500             .0000              14.2000
             8.2500             .0000                4.9500
             8.2000             .0000                4.9500
             8.2000             .0000

       1696402                  .5000              17.7000
        33,998.91               .0500              17.6500
            11.2000             .0000              17.6500
            10.7000             .0000                6.2750
            10.6500             .0000                6.2750
            10.6500             .0000

       1696427                  .5000              16.1250
        62,504.99               .0500              16.0750
             7.2500             .0000              16.0750
             6.7500             .0000                5.4500
             6.7000             .0000                5.4500
             6.7000             .0000

       1696443                  .5000              17.7000
        86,915.36               .0500              17.6500
            11.2000             .0000              17.6500
            10.7000             .0000                4.7750
            10.6500             .0000                4.7750
            10.6500             .0000

       1696466                  .5000              14.1250
        63,524.14               .0500              14.0750
             5.5000             .0000              14.0750
             5.0000             .0000                3.7000
             4.9500             .0000                3.7000
             4.9500             .0000

       1696872                  .5000              19.0000
        31,282.57               .0500              18.9500
            12.5000             .0000              18.9500
            12.0000             .0000                6.1060
            11.9500             .0000                6.1060
            11.9500             .0000

       1696987                  .5000              17.9900
        32,475.21               .0500              17.9400
            11.4900             .0000              17.9400
            10.9900             .0000                6.5400
            10.9400             .0000                6.5400
            10.9400             .0000
1



       1697258                  .5000              15.7500
       285,471.61               .0500              15.7000
             9.2500             .0000              15.7000
             8.7500             .0000                5.4500
             8.7000             .0000                5.4500
             8.7000             .0000

       1697309                  .5000              16.1000
        93,643.62               .0500              16.0500
            10.6000             .0000              16.0500
            10.1000             .0000                6.6500
            10.0500             .0000                6.6500
            10.0500             .0000

       1697322                  .5000              17.5000
       184,276.46               .0500              17.4500
            11.2500             .0000              17.4500
            10.7500             .0000                6.2000
            10.7000             .0000                6.2000
            10.7000             .0000

       1697396                  .5000              15.0000
        62,788.51               .0500              14.9500
             9.5000             .0000              14.9500
             9.0000             .0000                5.7000
             8.9500             .0000                5.7000
             8.9500             .0000

       1697478                  .5000              15.1250
       142,610.06               .0500              15.0750
             9.6250             .0000              15.0750
             9.1250             .0000                5.7000
             9.0750             .0000                5.7000
             9.0750             .0000

       1697624                  .5000              17.5000
        53,553.34               .0500              17.4500
            11.0000             .0000              17.4500
            10.5000             .0000                5.4500
            10.4500             .0000                5.4500
            10.4500             .0000

       1697848                  .5000              14.7500
        27,678.61               .0500              14.7000
             6.6250             .0000              14.7000
             6.1250             .0000                4.9500
             6.0750             .0000                4.9500
             6.0750             .0000

       1697896                  .5000              14.2500
        48,458.61               .0500              14.2000
             6.8750             .0000              14.2000
             6.3750             .0000                5.0750
             6.3250             .0000                5.0750
             6.3250             .0000
1



       1698016                  .5000              14.2500
        58,974.08               .0500              14.2000
             7.1250             .0000              14.2000
             6.6250             .0000                5.3250
             6.5750             .0000                5.3250
             6.5750             .0000

       1698373                  .5000              15.0000
        58,922.20               .0500              14.9500
             6.1250             .0000              14.9500
             5.6250             .0000                4.3250
             5.5750             .0000                4.3250
             5.5750             .0000

       1698390                  .5000              15.7500
        97,378.83               .0500              15.7000
             7.2500             .0000              15.7000
             6.7500             .0000                3.2000
             6.7000             .0000                3.2000
             6.7000             .0000

       1698400                  .5000              15.8750
       223,324.72               .0500              15.8250
             7.0000             .0000              15.8250
             6.5000             .0000                5.2000
             6.4500             .0000                5.2000
             6.4500             .0000

       1698402                  .5000              14.1250
        33,154.77               .0500              14.0750
             6.0000             .0000              14.0750
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000

       1698437                  .5000              14.8750
        58,360.37               .0500              14.8250
             9.3750             .0000              14.8250
             8.8750             .0000                5.7500
             8.8250             .0000                5.7500
             8.8250             .0000

       1698455                  .5000              13.6500
        39,597.85               .0500              13.6000
             8.1500             .0000              13.6000
             7.6500             .0000                4.0000
             7.6000             .0000                4.0000
             7.6000             .0000

       1698504                  .5000              15.8500
       121,749.53               .0500              15.8000
             9.3500             .0000              15.8000
             8.8500             .0000                5.9500
             8.8000             .0000                5.9500
             8.8000             .0000
1



       1698516                  .5000              16.6250
       126,157.77               .0500              16.5750
            10.1250             .0000              16.5750
             9.6250             .0000                6.2000
             9.5750             .0000                6.2000
             9.5750             .0000

       1698543                  .5000              14.2500
        58,901.88               .0500              14.2000
             6.3750             .0000              14.2000
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000

       1700248                  .5000              17.2000
        52,381.58               .0500              17.1500
            11.7000             .0000              17.1500
            11.2000             .0000                6.7000
            11.1500             .0000                6.7000
            11.1500             .0000

       1700308                  .5000              15.2400
        33,751.60               .0500              15.1900
             7.8750             .0000              15.1900
             7.3750             .0000                6.2000
             7.3250             .0000                6.2000
             7.3250             .0000

       1700344                  .5000              15.2400
        35,892.47               .0500              15.1900
             7.8750             .0000              15.1900
             7.3750             .0000                6.2000
             7.3250             .0000                6.2000
             7.3250             .0000

       1701193                  .5000              15.1250
       136,422.97               .0500              15.0750
             6.5000             .0000              15.0750
             6.0000             .0000                4.7000
             5.9500             .0000                4.7000
             5.9500             .0000

       1701742                  .5000              15.6250
        81,006.53               .0500              15.5750
            10.1250             .0000              15.5750
             9.6250             .0000                5.4500
             9.5750             .0000                5.4500
             9.5750             .0000

       1701753                  .5000              15.5000
        96,048.36               .0500              15.4500
            10.0000             .0000              15.4500
             9.5000             .0000                6.5750
             9.4500             .0000                6.5750
             9.4500             .0000
1



       1701790                  .5000              13.8750
        68,375.10               .0500              13.8250
             8.3750             .0000              13.8250
             7.8750             .0000                5.2000
             7.8250             .0000                5.2000
             7.8250             .0000

       1702287                  .5000              16.8750
        29,168.11               .0500              16.8250
            11.3750             .0000              16.8250
            10.8750             .0000                6.8250
            10.8250             .0000                6.8250
            10.8250             .0000

       1702359                  .5000              15.1250
        43,751.18               .0500              15.0750
             6.8750             .0000              15.0750
             6.3750             .0000                5.2000
             6.3250             .0000                5.2000
             6.3250             .0000

       1702670                  .5000              15.7500
       169,158.97               .0500              15.7000
             6.8750             .0000              15.7000
             6.3750             .0000                5.2000
             6.3250             .0000                5.2000
             6.3250             .0000

       1702884                  .5000              15.0000
        76,249.45               .0500              14.9500
             6.8750             .0000              14.9500
             6.3750             .0000                5.0750
             6.3250             .0000                5.0750
             6.3250             .0000

       1703072                  .5000              14.1250
        78,845.29               .0500              14.0750
             6.1250             .0000              14.0750
             5.6250             .0000                4.3250
             5.5750             .0000                4.3250
             5.5750             .0000

       1704999                  .5000              16.8500
        39,382.35               .0500              16.8000
             8.0000             .0000              16.8000
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1705154                  .5000              14.3750
       116,103.68               .0500              14.3250
             6.6250             .0000              14.3250
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000
1



       1705347                  .5000              14.3750
        46,549.75               .0500              14.3250
             6.3750             .0000              14.3250
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000

       1705372                  .5000              16.7000
        38,934.52               .0500              16.6500
            10.2000             .0000              16.6500
             9.7000             .0000                4.9500
             9.6500             .0000                4.9500
             9.6500             .0000

       1705447                  .5000              15.6250
        75,151.88               .0500              15.5750
             6.2500             .0000              15.5750
             5.7500             .0000                4.4500
             5.7000             .0000                4.4500
             5.7000             .0000

       1705482                  .5000              16.4500
        25,867.33               .0500              16.4000
             9.9500             .0000              16.4000
             9.4500             .0000                5.7000
             9.4000             .0000                5.7000
             9.4000             .0000

       1705638                  .5000              18.1000
        36,850.04               .0500              18.0500
            11.6000             .0000              18.0500
            11.1000             .0000                6.2000
            11.0500             .0000                6.2000
            11.0500             .0000

       1705921                  .5000              14.2500
        81,003.71               .0500              14.2000
             7.7500             .0000              14.2000
             7.2500             .0000                4.7000
             7.2000             .0000                4.7000
             7.2000             .0000

       1706127                  .5000              16.7000
       190,356.17               .0500              16.6500
            10.2000             .0000              16.6500
             9.7000             .0000                5.2000
             9.6500             .0000                5.2000
             9.6500             .0000

       1706135                  .5000              15.0000
       117,986.45               .0500              14.9500
             6.0000             .0000              14.9500
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000
1



       1706171                  .5000              14.4900
        61,634.85               .0500              14.4400
             8.9900             .0000              14.4400
             8.4900             .0000                5.4400
             8.4400             .0000                5.4400
             8.4400             .0000

       1706217                  .5000              13.9900
        87,135.89               .0500              13.9400
             8.4900             .0000              13.9400
             7.9900             .0000                4.7000
             7.9400             .0000                4.7000
             7.9400             .0000

       1706268                  .5000              16.6500
       102,101.49               .0500              16.6000
            10.1500             .0000              16.6000
             9.6500             .0000                4.9400
             9.6000             .0000                4.9400
             9.6000             .0000

       1706379                  .5000              16.2000
        63,660.38               .0500              16.1500
             9.7000             .0000              16.1500
             9.2000             .0000                5.2000
             9.1500             .0000                5.2000
             9.1500             .0000

       1706538                  .5000              17.2500
        64,225.03               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                6.4500
            10.2000             .0000                6.4500
            10.2000             .0000

       1706543                  .5000              15.0000
        88,597.42               .0500              14.9500
             8.5000             .0000              14.9500
             8.0000             .0000                4.3250
             7.9500             .0000                4.3250
             7.9500             .0000

       1706583                  .5000              14.4900
        98,933.33               .0500              14.4400
             8.9900             .0000              14.4400
             8.4900             .0000                4.9500
             8.4400             .0000                4.9500
             8.4400             .0000

       1706770                  .5000              16.2500
        37,446.71               .0500              16.2000
             9.7500             .0000              16.2000
             9.2500             .0000                4.9500
             9.2000             .0000                4.9500
             9.2000             .0000
1



       1706776                  .5000              18.4500
        45,555.50               .0500              18.4000
            11.9500             .0000              18.4000
            11.4500             .0000                7.9000
            11.4000             .0000                7.9000
            11.4000             .0000

       1706803                  .5000              15.3500
       201,361.24               .0500              15.3000
             8.8500             .0000              15.3000
             8.3500             .0000                4.8000
             8.3000             .0000                4.8000
             8.3000             .0000

       1708468                  .5000              17.1250
        40,110.65               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                5.9500
            10.0750             .0000                5.9500
            10.0750             .0000

       1708576                  .5000              16.8750
        36,774.00               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                6.2000
             9.8250             .0000                6.2000
             9.8250             .0000

       1708668                  .5000              18.3750
        65,880.33               .0500              18.3250
            11.8750             .0000              18.3250
            11.3750             .0000                7.2000
            11.3250             .0000                7.2000
            11.3250             .0000

       1708672                  .5000              16.8750
        28,274.02               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                5.7000
             9.8250             .0000                5.7000
             9.8250             .0000

       1708676                  .5000              16.8750
        27,613.60               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                5.7000
             9.8250             .0000                5.7000
             9.8250             .0000

       1708681                  .5000              18.3750
        43,855.66               .0500              18.3250
            11.8750             .0000              18.3250
            11.3750             .0000                7.2000
            11.3250             .0000                7.2000
            11.3250             .0000
1



       1708689                  .5000              15.6250
       151,457.14               .0500              15.5750
             9.1250             .0000              15.5750
             8.6250             .0000                4.5750
             8.5750             .0000                4.5750
             8.5750             .0000

       1708767                  .5000              15.7500
        83,570.03               .0500              15.7000
             9.2500             .0000              15.7000
             8.7500             .0000                5.3250
             8.7000             .0000                5.3250
             8.7000             .0000

       1708779                  .5000              17.1250
       157,337.37               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                5.9500
            10.0750             .0000                5.9500
            10.0750             .0000

       1709227                  .5000              15.0000
        92,037.19               .0500              14.9500
             8.5000             .0000              14.9500
             8.0000             .0000                5.3250
             7.9500             .0000                5.3250
             7.9500             .0000

       1709612                  .5000              16.5000
       113,258.34               .0500              16.4500
            10.0000             .0000              16.4500
             9.5000             .0000                5.5750
             9.4500             .0000                5.5750
             9.4500             .0000

       1709806                  .5000              15.5000
       230,509.54               .0500              15.4500
            10.0000             .0000              15.4500
             9.5000             .0000                5.5750
             9.4500             .0000                5.5750
             9.4500             .0000

       1710060                  .5000              16.7500
        46,900.73               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                5.7000
             9.7000             .0000                5.7000
             9.7000             .0000

       1710103                  .5000              16.6250
       107,968.39               .0500              16.5750
            10.1250             .0000              16.5750
             9.6250             .0000                5.4500
             9.5750             .0000                5.4500
             9.5750             .0000
1



       1710137                  .5000              17.1250
        32,117.33               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                5.9500
            10.0750             .0000                5.9500
            10.0750             .0000

       1710138                  .5000              17.8750
        54,255.45               .0500              17.8250
            11.3750             .0000              17.8250
            10.8750             .0000                6.4500
            10.8250             .0000                6.4500
            10.8250             .0000

       1710141                  .5000              17.3750
        38,626.60               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                5.9500
            10.3250             .0000                5.9500
            10.3250             .0000

       1710444                  .5000              15.5000
        21,526.07               .0500              15.4500
             7.0000             .0000              15.4500
             6.5000             .0000                5.2000
             6.4500             .0000                5.2000
             6.4500             .0000

       1711204                  .5000              17.1250
       132,476.24               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                7.2000
            10.0750             .0000                7.2000
            10.0750             .0000

       1711366                  .5000              14.3750
        98,598.14               .0500              14.3250
             5.8750             .0000              14.3250
             5.3750             .0000                4.2000
             5.3250             .0000                4.2000
             5.3250             .0000

       1712221                  .5000              16.2500
        13,829.51               .0500              16.2000
             9.7500             .0000              16.2000
             9.2500             .0000                5.5750
             9.2000             .0000                5.5750
             9.2000             .0000

       1713151                  .5000              14.5000
        53,680.62               .0500              14.4500
             5.6250             .0000              14.4500
             5.1250             .0000                3.8250
             5.0750             .0000                3.8250
             5.0750             .0000
1



       1713240                  .5000              17.3750
       126,296.22               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.3250
            10.3250             .0000                6.3250
            10.3250             .0000

       1713597                  .5000              15.7000
       108,324.43               .0500              15.6500
             9.2000             .0000              15.6500
             8.7000             .0000                5.7000
             8.6500             .0000                5.7000
             8.6500             .0000

       1713969                  .5000              17.9500
        36,632.62               .0500              17.9000
            11.4500             .0000              17.9000
            10.9500             .0000                5.9500
            10.9000             .0000                5.9500
            10.9000             .0000

       1714012                  .5000              16.2500
        66,175.50               .0500              16.2000
             9.7500             .0000              16.2000
             9.2500             .0000                5.2000
             9.2000             .0000                5.2000
             9.2000             .0000

       1714020                  .5000              16.4000
       346,192.00               .0500              16.3500
             9.9000             .0000              16.3500
             9.4000             .0000                6.2000
             9.3500             .0000                6.2000
             9.3500             .0000

       1714036                  .5000              17.2000
        96,396.85               .0500              17.1500
            10.7000             .0000              17.1500
            10.2000             .0000                5.7500
            10.1500             .0000                5.7500
            10.1500             .0000

       1714166                  .5000              17.2500
        23,260.30               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                5.7000
            10.2000             .0000                5.7000
            10.2000             .0000

       1714267                  .5000              19.1000
        10,247.75               .0500              19.0500
            13.6000             .0000              19.0500
            13.1000             .0000                8.7500
            13.0500             .0000                8.7500
            13.0500             .0000
1



       1714608                  .5000              16.4500
        81,859.43               .0500              16.4000
             9.9500             .0000              16.4000
             9.4500             .0000                6.2000
             9.4000             .0000                6.2000
             9.4000             .0000

       1714704                  .5000              16.2500
        80,746.25               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                6.4500
            10.2000             .0000                6.4500
            10.2000             .0000

       1714802                  .5000              14.7500
        35,230.27               .0500              14.7000
             7.1250             .0000              14.7000
             6.6250             .0000                5.4500
             6.5750             .0000                5.4500
             6.5750             .0000

       1716026                  .5000              17.6250
        29,366.43               .0500              17.5750
             8.2500             .0000              17.5750
             7.7500             .0000                6.4500
             7.7000             .0000                6.4500
             7.7000             .0000

       1716712                  .5000              17.9500
        48,129.81               .0500              17.9000
            12.4500             .0000              17.9000
            11.9500             .0000                7.9000
            11.9000             .0000                7.9000
            11.9000             .0000

       1717473                  .5000              16.9800
       100,956.84               .0500              16.9300
            10.4800             .0000              16.9300
             9.9800             .0000                6.6800
             9.9300             .0000                6.6800
             9.9300             .0000

       1717679                  .5000              16.4250
        58,163.11               .0500              16.3750
             9.9250             .0000              16.3750
             9.4250             .0000                4.6500
             9.3750             .0000                4.6500
             9.3750             .0000

       1717935                  .5000              15.0000
       134,492.59               .0500              14.9500
             8.5000             .0000              14.9500
             8.0000             .0000                5.9500
             7.9500             .0000                5.9500
             7.9500             .0000
1



       1718300                  .5000              18.5500
        32,570.55               .0500              18.5000
            12.0500             .0000              18.5000
            11.5500             .0000                7.2500
            11.5000             .0000                7.2500
            11.5000             .0000

       1718597                  .5000              16.2000
       176,822.08               .0500              16.1500
            10.7000             .0000              16.1500
            10.2000             .0000                6.4000
            10.1500             .0000                6.4000
            10.1500             .0000

       1718823                  .5000              15.7500
        49,894.16               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                5.7000
             9.7000             .0000                5.7000
             9.7000             .0000

       1718850                  .5000              17.8900
       119,238.45               .0500              17.8400
            11.3900             .0000              17.8400
            10.8900             .0000                5.8500
            10.8400             .0000                5.8500
            10.8400             .0000

       1718854                  .5000              16.2400
        81,219.04               .0500              16.1900
             9.7400             .0000              16.1900
             9.2400             .0000                4.2000
             9.1900             .0000                4.2000
             9.1900             .0000

       1719098                  .5000              15.0000
        83,133.09               .0500              14.9500
             2.2500             .0000              14.9500
             1.7500             .0000                 .4500
             1.7000             .0000                 .4500
             1.7000             .0000

       1719707                  .5000              14.3750
       103,813.06               .0500              14.3250
             6.0000             .0000              14.3250
             5.5000             .0000                4.3250
             5.4500             .0000                4.3250
             5.4500             .0000

       1719832                  .5000              14.7500
        22,440.62               .0500              14.7000
             6.3750             .0000              14.7000
             5.8750             .0000                4.4500
             5.8250             .0000                4.4500
             5.8250             .0000
1



       1720983                  .5000              15.4900
        49,251.20               .0500              15.4400
             8.9900             .0000              15.4400
             8.4900             .0000                3.4500
             8.4400             .0000                3.4500
             8.4400             .0000

       1721196                  .5000              15.0000
       277,332.33               .0500              14.9500
             5.7500             .0000              14.9500
             5.2500             .0000                4.0750
             5.2000             .0000                4.0750
             5.2000             .0000

       1722058                  .5000              16.2500
        85,975.27               .0500              16.2000
             9.7500             .0000              16.2000
             9.2500             .0000                5.9500
             9.2000             .0000                5.9500
             9.2000             .0000

       1722185                  .5000              15.8750
       110,105.47               .0500              15.8250
             5.6250             .0000              15.8250
             5.1250             .0000                3.8250
             5.0750             .0000                3.8250
             5.0750             .0000

       1722546                  .5000              15.3750
        23,224.61               .0500              15.3250
             6.0000             .0000              15.3250
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000

       1722695                  .5000              14.0000
       184,358.47               .0500              13.9500
             5.7500             .0000              13.9500
             5.2500             .0000                4.0750
             5.2000             .0000                4.0750
             5.2000             .0000

       1722748                  .5000              16.4900
       108,057.19               .0500              16.4400
             9.9900             .0000              16.4400
             9.4900             .0000                5.9500
             9.4400             .0000                5.9500
             9.4400             .0000

       1722750                  .5000              15.3750
        30,598.06               .0500              15.3250
             9.8750             .0000              15.3250
             9.3750             .0000                4.2000
             9.3250             .0000                4.2000
             9.3250             .0000
1



       1723114                  .5000              15.0000
        60,537.19               .0500              14.9500
             6.8750             .0000              14.9500
             6.3750             .0000                5.0750
             6.3250             .0000                5.0750
             6.3250             .0000

       1723471                  .5000              15.7500
        94,905.50               .0500              15.7000
             5.8750             .0000              15.7000
             5.3750             .0000                4.0750
             5.3250             .0000                4.0750
             5.3250             .0000

       1724060                  .5000              15.2500
       167,272.54               .0500              15.2000
             9.7500             .0000              15.2000
             9.2500             .0000                4.9500
             9.2000             .0000                4.9500
             9.2000             .0000

       1724176                  .5000              15.1250
       125,991.77               .0500              15.0750
             4.0000             .0000              15.0750
             3.5000             .0000                2.2000
             3.4500             .0000                2.2000
             3.4500             .0000

       1724215                  .5000              14.7500
        75,516.36               .0500              14.7000
             7.0000             .0000              14.7000
             6.5000             .0000                5.0750
             6.4500             .0000                5.0750
             6.4500             .0000

       1724272                  .5000              15.4500
       100,320.88               .0500              15.4000
             8.9500             .0000              15.4000
             8.4500             .0000                5.7000
             8.4000             .0000                5.7000
             8.4000             .0000

       1724435                  .5000              18.0000
        85,194.52               .0500              17.9500
            11.5000             .0000              17.9500
            11.0000             .0000                5.9500
            10.9500             .0000                5.9500
            10.9500             .0000

       1724621                  .5000              17.2000
        57,466.84               .0500              17.1500
            10.7000             .0000              17.1500
            10.2000             .0000                5.7000
            10.1500             .0000                5.7000
            10.1500             .0000
1



       1724774                  .5000              14.7500
       228,770.87               .0500              14.7000
             8.2500             .0000              14.7000
             7.7500             .0000                4.6900
             7.7000             .0000                4.6900
             7.7000             .0000

       1725368                  .5000              16.8750
        73,727.07               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                5.4500
             9.8250             .0000                5.4500
             9.8250             .0000

       1725404                  .5000              17.2500
        55,761.27               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                5.2000
            10.2000             .0000                5.2000
            10.2000             .0000

       1725436                  .5000              17.5000
        44,931.27               .0500              17.4500
            11.0000             .0000              17.4500
            10.5000             .0000                5.4500
            10.4500             .0000                5.4500
            10.4500             .0000

       1725439                  .5000              17.2500
        44,422.42               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                5.2000
            10.2000             .0000                5.2000
            10.2000             .0000

       1725678                  .5000              15.3750
        37,880.44               .0500              15.3250
             6.5000             .0000              15.3250
             6.0000             .0000                4.5750
             5.9500             .0000                4.5750
             5.9500             .0000

       1725799                  .5000              16.6250
        68,590.11               .0500              16.5750
            10.1250             .0000              16.5750
             9.6250             .0000                5.5750
             9.5750             .0000                5.5750
             9.5750             .0000

       1725811                  .5000              16.3750
       125,354.53               .0500              16.3250
             7.0000             .0000              16.3250
             6.5000             .0000                5.2000
             6.4500             .0000                5.2000
             6.4500             .0000
1



       1725818                  .5000              16.7500
        56,222.08               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                5.9500
             9.7000             .0000                5.9500
             9.7000             .0000

       1726266                  .5000              14.6250
        86,067.48               .0500              14.5750
             9.1250             .0000              14.5750
             8.6250             .0000                3.7000
             8.5750             .0000                3.7000
             8.5750             .0000

       1726330                  .5000              13.8750
       373,484.04               .0500              13.8250
             6.7500             .0000              13.8250
             6.2500             .0000                5.0750
             6.2000             .0000                5.0750
             6.2000             .0000

       1726383                  .5000              16.0000
       125,404.71               .0500              15.9500
             8.5000             .0000              15.9500
             8.0000             .0000                5.0500
             7.9500             .0000                5.0500
             7.9500             .0000

       1727126                  .5000              16.8500
        58,444.98               .0500              16.8000
             9.3500             .0000              16.8000
             8.8500             .0000                7.1500
             8.8000             .0000                7.1500
             8.8000             .0000

       1727199                  .5000              17.1250
        37,951.74               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                6.0750
            10.0750             .0000                6.0750
            10.0750             .0000

       1727227                  .5000              16.1250
       109,846.23               .0500              16.0750
            10.6250             .0000              16.0750
            10.1250             .0000                5.4500
            10.0750             .0000                5.4500
            10.0750             .0000

       1727229                  .5000              15.6250
        92,149.07               .0500              15.5750
             9.1250             .0000              15.5750
             8.6250             .0000                4.5750
             8.5750             .0000                4.5750
             8.5750             .0000
1



       1727243                  .5000              15.8750
        65,173.50               .0500              15.8250
            10.3750             .0000              15.8250
             9.8750             .0000                4.4500
             9.8250             .0000                4.4500
             9.8250             .0000

       1727248                  .5000              16.0000
        43,268.67               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                4.7000
             9.9500             .0000                4.7000
             9.9500             .0000

       1727257                  .5000              18.3750
        23,269.98               .0500              18.3250
            11.8750             .0000              18.3250
            11.3750             .0000                7.2000
            11.3250             .0000                7.2000
            11.3250             .0000

       1727467                  .5000              15.7500
       122,124.54               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                4.9500
             9.7000             .0000                4.9500
             9.7000             .0000

       1727471                  .5000              15.8750
       159,367.36               .0500              15.8250
            10.3750             .0000              15.8250
             9.8750             .0000                5.9500
             9.8250             .0000                5.9500
             9.8250             .0000

       1727596                  .5000              15.8000
       114,449.04               .0500              15.7500
             8.3000             .0000              15.7500
             7.8000             .0000                5.4000
             7.7500             .0000                5.4000
             7.7500             .0000

       1727938                  .5000              17.5500
       103,273.97               .0500              17.5000
            11.0500             .0000              17.5000
            10.5500             .0000                6.6000
            10.5000             .0000                6.6000
            10.5000             .0000

       1727968                  .5000              16.2500
        34,508.28               .0500              16.2000
             6.6250             .0000              16.2000
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000
1



       1728236                  .5000              17.9500
        53,528.20               .0500              17.9000
            11.4500             .0000              17.9000
            10.9500             .0000                5.9400
            10.9000             .0000                5.9400
            10.9000             .0000

       1728569                  .5000              15.9500
        80,077.32               .0500              15.9000
             8.4500             .0000              15.9000
             7.9500             .0000                5.6500
             7.9000             .0000                5.6500
             7.9000             .0000

       1728924                  .5000              14.4900
        31,410.58               .0500              14.4400
             8.9900             .0000              14.4400
             8.4900             .0000                5.2000
             8.4400             .0000                5.2000
             8.4400             .0000

       1728979                  .5000              15.1250
        95,190.55               .0500              15.0750
             9.6250             .0000              15.0750
             9.1250             .0000                6.2000
             9.0750             .0000                6.2000
             9.0750             .0000

       1729074                  .5000              16.1250
        55,893.28               .0500              16.0750
             9.6250             .0000              16.0750
             9.1250             .0000                4.2750
             9.0750             .0000                4.2750
             9.0750             .0000

       1729176                  .5000              17.7500
        40,442.74               .0500              17.7000
            12.2500             .0000              17.7000
            11.7500             .0000                8.7000
            11.7000             .0000                8.7000
            11.7000             .0000

       1729192                  .5000              17.1250
        36,335.67               .0500              17.0750
             7.7500             .0000              17.0750
             7.2500             .0000                6.0750
             7.2000             .0000                6.0750
             7.2000             .0000

       1729310                  .5000              17.3750
        37,326.82               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.3250
            10.3250             .0000                6.3250
            10.3250             .0000
1



       1729354                  .5000              16.2500
        32,130.13               .0500              16.2000
             9.7500             .0000              16.2000
             9.2500             .0000                5.7000
             9.2000             .0000                5.7000
             9.2000             .0000

       1729372                  .5000              16.9900
       100,941.09               .0500              16.9400
             7.5000             .0000              16.9400
             7.0000             .0000                5.8000
             6.9500             .0000                5.8000
             6.9500             .0000

       1729412                  .5000              15.2000
       152,639.33               .0500              15.1500
             8.7000             .0000              15.1500
             8.2000             .0000                5.2000
             8.1500             .0000                5.2000
             8.1500             .0000

       1729542                  .5000              14.3750
        46,034.77               .0500              14.3250
             6.6250             .0000              14.3250
             6.1250             .0000                4.9500
             6.0750             .0000                4.9500
             6.0750             .0000

       1729694                  .5000              17.4500
        27,574.52               .0500              17.4000
            10.9500             .0000              17.4000
            10.4500             .0000                5.9400
            10.4000             .0000                5.9400
            10.4000             .0000

       1729784                  .5000              15.4900
       112,772.13               .0500              15.4400
             8.9900             .0000              15.4400
             8.4900             .0000                5.2000
             8.4400             .0000                5.2000
             8.4400             .0000

       1730063                  .5000              15.7750
        40,846.48               .0500              15.7250
             9.2750             .0000              15.7250
             8.7750             .0000                4.9000
             8.7250             .0000                4.9000
             8.7250             .0000

       1730280                  .5000              15.5000
       102,534.90               .0500              15.4500
             6.5000             .0000              15.4500
             6.0000             .0000                4.7000
             5.9500             .0000                4.7000
             5.9500             .0000
1



       1730342                  .5000              15.5000
       119,014.98               .0500              15.4500
             7.0000             .0000              15.4500
             6.5000             .0000                5.3250
             6.4500             .0000                5.3250
             6.4500             .0000

       1730373                  .5000              15.4750
        71,653.78               .0500              15.4250
             7.9750             .0000              15.4250
             7.4750             .0000                5.7500
             7.4250             .0000                5.7500
             7.4250             .0000

       1730549                  .5000              18.4750
        28,315.14               .0500              18.4250
            12.9750             .0000              18.4250
            12.4750             .0000                7.9250
            12.4250             .0000                7.9250
            12.4250             .0000

       1730951                  .5000              17.0750
        72,601.12               .0500              17.0250
            11.5750             .0000              17.0250
            11.0750             .0000                6.2750
            11.0250             .0000                6.2750
            11.0250             .0000

       1730960                  .5000              17.0000
        68,276.95               .0500              16.9500
            11.5000             .0000              16.9500
            11.0000             .0000                6.2000
            10.9500             .0000                6.2000
            10.9500             .0000

       1731398                  .5000              16.2500
       119,863.40               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                4.8250
            10.2000             .0000                4.8250
            10.2000             .0000

       1731736                  .5000              15.5000
       116,999.01               .0500              15.4500
             9.0000             .0000              15.4500
             8.5000             .0000                5.4500
             8.4500             .0000                5.4500
             8.4500             .0000

       1731742                  .5000              17.8000
        70,324.48               .0500              17.7500
             7.1250             .0000              17.7500
             6.6250             .0000                5.4000
             6.5750             .0000                5.4000
             6.5750             .0000
1



       1731772                  .5000              17.0000
        41,956.30               .0500              16.9500
            10.5000             .0000              16.9500
            10.0000             .0000                5.4500
             9.9500             .0000                5.4500
             9.9500             .0000

       1731788                  .5000              16.4500
        44,774.79               .0500              16.4000
             9.9500             .0000              16.4000
             9.4500             .0000                5.0000
             9.4000             .0000                5.0000
             9.4000             .0000

       1731794                  .5000              17.5000
        38,781.32               .0500              17.4500
            11.8000             .0000              17.4500
            11.3000             .0000                5.5000
            11.2500             .0000                5.5000
            11.2500             .0000

       1731838                  .5000              14.3750
       161,161.15               .0500              14.3250
             5.7500             .0000              14.3250
             5.2500             .0000                4.0750
             5.2000             .0000                4.0750
             5.2000             .0000

       1732260                  .5000              15.9900
        70,975.41               .0500              15.9400
             9.4900             .0000              15.9400
             8.9900             .0000                4.7000
             8.9400             .0000                4.7000
             8.9400             .0000

       1732854                  .5000              14.6250
       190,326.70               .0500              14.5750
             9.1250             .0000              14.5750
             8.6250             .0000                3.2000
             8.5750             .0000                3.2000
             8.5750             .0000

       1732911                  .5000              14.8750
        91,110.04               .0500              14.8250
             9.3750             .0000              14.8250
             8.8750             .0000                4.2000
             8.8250             .0000                4.2000
             8.8250             .0000

       1732927                  .5000              16.0000
       169,239.80               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                4.4500
             9.9500             .0000                4.4500
             9.9500             .0000
1



       1732937                  .5000              16.2500
        56,196.76               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                5.2000
            10.2000             .0000                5.2000
            10.2000             .0000

       1732952                  .5000              16.0000
        53,980.30               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                4.9500
             9.9500             .0000                4.9500
             9.9500             .0000

       1733014                  .5000              15.7500
       136,052.97               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                5.2000
             9.7000             .0000                5.2000
             9.7000             .0000

       1733276                  .5000              15.6250
       242,509.93               .0500              15.5750
             6.3750             .0000              15.5750
             5.8750             .0000                4.7000
             5.8250             .0000                4.7000
             5.8250             .0000

       1733831                  .5000              17.2500
       130,861.32               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                6.4500
            10.2000             .0000                6.4500
            10.2000             .0000

       1733988                  .5000              15.3750
       130,883.12               .0500              15.3250
             6.0000             .0000              15.3250
             5.5000             .0000                4.3250
             5.4500             .0000                4.3250
             5.4500             .0000

       1734722                  .5000              16.4500
        37,702.21               .0500              16.4000
             9.9500             .0000              16.4000
             9.4500             .0000                5.2000
             9.4000             .0000                5.2000
             9.4000             .0000

       1734901                  .5000              15.5000
        42,151.12               .0500              15.4500
             6.6250             .0000              15.4500
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000
1



       1735060                  .5000              17.3750
       113,039.52               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.3250
            10.3250             .0000                6.3250
            10.3250             .0000

       1735061                  .5000              17.1250
       121,095.55               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                6.0750
            10.0750             .0000                6.0750
            10.0750             .0000

       1735066                  .5000              17.1250
        64,605.89               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                6.0750
            10.0750             .0000                6.0750
            10.0750             .0000

       1735076                  .5000              16.7500
        64,400.38               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                5.7000
             9.7000             .0000                5.7000
             9.7000             .0000

       1735077                  .5000              15.1250
        55,944.31               .0500              15.0750
             8.6250             .0000              15.0750
             8.1250             .0000                4.0750
             8.0750             .0000                4.0750
             8.0750             .0000

       1735702                  .5000              14.6250
       160,124.72               .0500              14.5750
             6.0000             .0000              14.5750
             5.5000             .0000                4.3250
             5.4500             .0000                4.3250
             5.4500             .0000

       1736186                  .5000              15.3750
       182,069.01               .0500              15.3250
             8.8750             .0000              15.3250
             8.3750             .0000                4.3250
             8.3250             .0000                4.3250
             8.3250             .0000

       1736627                  .5000              15.7500
       122,868.57               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                5.2000
             9.7000             .0000                5.2000
             9.7000             .0000
1



       1737419                  .5000              16.4250
        38,429.25               .0500              16.3750
             7.7500             .0000              16.3750
             7.2500             .0000                6.0000
             7.2000             .0000                6.0000
             7.2000             .0000

       1737542                  .5000              15.3000
        40,283.89               .0500              15.2500
             6.1250             .0000              15.2500
             5.6250             .0000                4.4500
             5.5750             .0000                4.4500
             5.5750             .0000

       1737636                  .5000              16.2500
       129,151.98               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                5.4500
            10.2000             .0000                5.4500
            10.2000             .0000

       1737640                  .5000              16.2500
        80,736.19               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                5.2000
            10.2000             .0000                5.2000
            10.2000             .0000

       1737652                  .5000              15.7500
        82,027.69               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                4.8250
             9.7000             .0000                4.8250
             9.7000             .0000

       1737660                  .5000              14.0000
       100,578.75               .0500              13.9500
             8.5000             .0000              13.9500
             8.0000             .0000                3.8250
             7.9500             .0000                3.8250
             7.9500             .0000

       1737701                  .5000              14.3750
        65,882.23               .0500              14.3250
             8.8750             .0000              14.3250
             8.3750             .0000                3.9500
             8.3250             .0000                3.9500
             8.3250             .0000

       1737914                  .5000              16.0000
        84,085.03               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                5.8250
             9.9500             .0000                5.8250
             9.9500             .0000
1



       1737963                  .5000              15.1250
       162,316.17               .0500              15.0750
             9.6250             .0000              15.0750
             9.1250             .0000                5.2000
             9.0750             .0000                5.2000
             9.0750             .0000

       1738046                  .5000              15.7500
        38,628.72               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                5.3250
             9.7000             .0000                5.3250
             9.7000             .0000

       1738166                  .5000              14.2500
        55,049.32               .0500              14.2000
             8.7500             .0000              14.2000
             8.2500             .0000                3.9500
             8.2000             .0000                3.9500
             8.2000             .0000

       1738184                  .5000              14.7500
       182,446.78               .0500              14.7000
             9.2500             .0000              14.7000
             8.7500             .0000                3.9500
             8.7000             .0000                3.9500
             8.7000             .0000

       1738240                  .5000              15.0000
        42,911.17               .0500              14.9500
             9.5000             .0000              14.9500
             9.0000             .0000                4.5750
             8.9500             .0000                4.5750
             8.9500             .0000

       1738244                  .5000              14.0000
       133,942.34               .0500              13.9500
             8.5000             .0000              13.9500
             8.0000             .0000                4.3250
             7.9500             .0000                4.3250
             7.9500             .0000

       1738515                  .5000              14.8750
       110,279.10               .0500              14.8250
             6.6250             .0000              14.8250
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1738621                  .5000              14.7000
        42,810.40               .0500              14.6500
             8.2000             .0000              14.6500
             7.7000             .0000                4.9500
             7.6500             .0000                4.9500
             7.6500             .0000
1



       1738629                  .5000              16.7000
        32,804.86               .0500              16.6500
            10.2000             .0000              16.6500
             9.7000             .0000                5.2000
             9.6500             .0000                5.2000
             9.6500             .0000

       1738662                  .5000              14.5000
        89,592.77               .0500              14.4500
             6.2500             .0000              14.4500
             5.7500             .0000                4.5750
             5.7000             .0000                4.5750
             5.7000             .0000

       1738683                  .5000              16.7500
        43,114.98               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                6.2000
             9.7000             .0000                6.2000
             9.7000             .0000

       1738731                  .5000              14.7000
        41,383.50               .0500              14.6500
             8.2000             .0000              14.6500
             7.7000             .0000                4.9500
             7.6500             .0000                4.9500
             7.6500             .0000

       1738763                  .5000              16.0000
       189,713.88               .0500              15.9500
             6.8750             .0000              15.9500
             6.3750             .0000                5.2000
             6.3250             .0000                5.2000
             6.3250             .0000

       1738857                  .5000              15.9500
        99,325.87               .0500              15.9000
             9.4500             .0000              15.9000
             8.9500             .0000                5.4000
             8.9000             .0000                5.4000
             8.9000             .0000

       1738905                  .5000              15.0500
        91,714.94               .0500              15.0000
             8.5500             .0000              15.0000
             8.0500             .0000                4.9500
             8.0000             .0000                4.9500
             8.0000             .0000

       1738943                  .5000              15.7500
        85,445.75               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                5.2000
             9.7000             .0000                5.2000
             9.7000             .0000
1



       1739002                  .5000              17.8750
        62,408.79               .0500              17.8250
            11.3750             .0000              17.8250
            10.8750             .0000                7.7000
            10.8250             .0000                7.7000
            10.8250             .0000

       1739070                  .5000              14.5000
       100,325.57               .0500              14.4500
             9.0000             .0000              14.4500
             8.5000             .0000                4.4500
             8.4500             .0000                4.4500
             8.4500             .0000

       1739082                  .5000              15.2500
        37,949.76               .0500              15.2000
             6.3750             .0000              15.2000
             5.8750             .0000                4.7000
             5.8250             .0000                4.7000
             5.8250             .0000

       1739289                  .5000              16.4900
        38,703.33               .0500              16.4400
             9.9000             .0000              16.4400
             9.4000             .0000                5.9500
             9.3500             .0000                5.9500
             9.3500             .0000

       1739302                  .5000              15.3750
       246,391.06               .0500              15.3250
             6.6250             .0000              15.3250
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1739515                  .5000              14.5000
       122,602.25               .0500              14.4500
             9.0000             .0000              14.4500
             8.5000             .0000                5.9500
             8.4500             .0000                5.9500
             8.4500             .0000

       1739633                  .5000              14.6250
       110,996.07               .0500              14.5750
             5.3750             .0000              14.5750
             4.8750             .0000                3.7000
             4.8250             .0000                3.7000
             4.8250             .0000

       1739701                  .5000              17.0000
       134,434.26               .0500              16.9500
            10.5000             .0000              16.9500
            10.0000             .0000                5.2000
             9.9500             .0000                5.2000
             9.9500             .0000
1



       1740665                  .5000              14.8000
        76,546.28               .0500              14.7500
             9.3000             .0000              14.7500
             8.8000             .0000                5.3000
             8.7500             .0000                5.3000
             8.7500             .0000

       1741124                  .5000              16.3750
        39,014.78               .0500              16.3250
             9.8750             .0000              16.3250
             9.3750             .0000                6.0750
             9.3250             .0000                6.0750
             9.3250             .0000

       1741129                  .5000              16.3750
        99,050.21               .0500              16.3250
             9.8750             .0000              16.3250
             9.3750             .0000                6.2000
             9.3250             .0000                6.2000
             9.3250             .0000

       1741151                  .5000              16.1250
        59,342.35               .0500              16.0750
             9.6250             .0000              16.0750
             9.1250             .0000                5.0750
             9.0750             .0000                5.0750
             9.0750             .0000

       1741179                  .5000              17.1250
        43,368.10               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                6.0750
            10.0750             .0000                6.0750
            10.0750             .0000

       1741202                  .5000              15.8750
        44,201.29               .0500              15.8250
             9.3750             .0000              15.8250
             8.8750             .0000                4.8250
             8.8250             .0000                4.8250
             8.8250             .0000

       1741592                  .5000              15.8750
       108,701.45               .0500              15.8250
             9.3750             .0000              15.8250
             8.8750             .0000                5.0750
             8.8250             .0000                5.0750
             8.8250             .0000

       1742393                  .5000              14.0000
        98,231.01               .0500              13.9500
             5.8750             .0000              13.9500
             5.3750             .0000                4.0750
             5.3250             .0000                4.0750
             5.3250             .0000
1



       1742753                  .5000              17.6250
        21,273.00               .0500              17.5750
            11.1250             .0000              17.5750
            10.6250             .0000                6.7000
            10.5750             .0000                6.7000
            10.5750             .0000

       1742918                  .5000              14.9000
       133,091.46               .0500              14.8500
             9.4000             .0000              14.8500
             8.9000             .0000                5.1000
             8.8500             .0000                5.1000
             8.8500             .0000

       1743088                  .5000              15.3750
        32,240.92               .0500              15.3250
             9.8750             .0000              15.3250
             9.3750             .0000                6.3250
             9.3250             .0000                6.3250
             9.3250             .0000

       1743164                  .5000              15.2500
        52,822.51               .0500              15.2000
             6.1250             .0000              15.2000
             5.6250             .0000                4.4500
             5.5750             .0000                4.4500
             5.5750             .0000

       1743246                  .5000              17.3750
        89,877.60               .0500              17.3250
             6.1250             .0000              17.3250
             5.6250             .0000                4.4500
             5.5750             .0000                4.4500
             5.5750             .0000

       1743300                  .5000              16.4900
       267,350.47               .0500              16.4400
             9.9900             .0000              16.4400
             9.4900             .0000                5.7000
             9.4400             .0000                5.7000
             9.4400             .0000

       1743324                  .5000              16.2500
        65,851.17               .0500              16.2000
             9.7500             .0000              16.2000
             9.2500             .0000                4.1500
             9.2000             .0000                4.1500
             9.2000             .0000

       1743360                  .5000              14.5000
       369,022.41               .0500              14.4500
             6.0000             .0000              14.4500
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000
1



       1743473                  .5000              15.2500
       109,145.23               .0500              15.2000
             9.7500             .0000              15.2000
             9.2500             .0000                6.0750
             9.2000             .0000                6.0750
             9.2000             .0000

       1743916                  .5000              16.7500
        55,354.57               .0500              16.7000
            10.2500             .0000              16.7000
             9.7500             .0000                5.9500
             9.7000             .0000                5.9500
             9.7000             .0000

       1743919                  .5000              15.9500
        48,395.01               .0500              15.9000
             9.4500             .0000              15.9000
             8.9500             .0000                4.9500
             8.9000             .0000                4.9500
             8.9000             .0000

       1743937                  .5000              15.2000
        23,829.62               .0500              15.1500
             8.7000             .0000              15.1500
             8.2000             .0000                5.7000
             8.1500             .0000                5.7000
             8.1500             .0000

       1744301                  .5000              15.0000
       161,070.08               .0500              14.9500
             9.5000             .0000              14.9500
             9.0000             .0000                5.9500
             8.9500             .0000                5.9500
             8.9500             .0000

       1747426                  .5000              13.7500
        35,734.64               .0500              13.7000
             8.2500             .0000              13.7000
             7.7500             .0000                4.4500
             7.7000             .0000                4.4500
             7.7000             .0000

       1747775                  .5000              15.5000
        37,204.29               .0500              15.4500
             6.6250             .0000              15.4500
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1747794                  .5000              15.1000
        42,386.18               .0500              15.0500
             9.6000             .0000              15.0500
             9.1000             .0000                5.1000
             9.0500             .0000                5.1000
             9.0500             .0000
1



       1748562                  .5000              18.0000
        49,863.20               .0500              17.9500
            11.5000             .0000              17.9500
            11.0000             .0000                6.4500
            10.9500             .0000                6.4500
            10.9500             .0000

       1748937                  .5000              16.0000
        48,494.70               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                5.3250
             9.9500             .0000                5.3250
             9.9500             .0000

       1749149                  .5000              14.8750
       133,847.08               .0500              14.8250
             9.3750             .0000              14.8250
             8.8750             .0000                4.8250
             8.8250             .0000                4.8250
             8.8250             .0000

       1749335                  .5000              16.4000
        84,240.27               .0500              16.3500
            10.9000             .0000              16.3500
            10.4000             .0000                6.1500
            10.3500             .0000                6.1500
            10.3500             .0000

       1749426                  .5000              15.7500
        64,090.35               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                4.5750
             9.7000             .0000                4.5750
             9.7000             .0000

       1749642                  .5000              15.5000
        67,672.60               .0500              15.4500
            10.0000             .0000              15.4500
             9.5000             .0000                6.8000
             9.4500             .0000                6.8000
             9.4500             .0000

       1749902                  .5000              14.2500
        71,892.63               .0500              14.2000
             8.7500             .0000              14.2000
             8.2500             .0000                4.4500
             8.2000             .0000                4.4500
             8.2000             .0000

       1750105                  .5000              15.7500
        86,364.01               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                4.4500
             9.7000             .0000                4.4500
             9.7000             .0000
1



       1750146                  .5000              17.8750
        28,473.43               .0500              17.8250
            11.3750             .0000              17.8250
            10.8750             .0000                6.8250
            10.8250             .0000                6.8250
            10.8250             .0000

       1750389                  .5000              15.1250
       120,023.31               .0500              15.0750
             7.0000             .0000              15.0750
             6.5000             .0000                5.2000
             6.4500             .0000                5.2000
             6.4500             .0000

       1750450                  .5000              17.3000
        24,677.60               .0500              17.2500
            10.8000             .0000              17.2500
            10.3000             .0000                6.6000
            10.2500             .0000                6.6000
            10.2500             .0000

       1750476                  .5000              15.1250
        94,745.58               .0500              15.0750
             9.6250             .0000              15.0750
             9.1250             .0000                4.0750
             9.0750             .0000                4.0750
             9.0750             .0000

       1751234                  .5000              15.1250
        63,433.66               .0500              15.0750
             6.3750             .0000              15.0750
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000

       1751505                  .5000              16.1500
        57,259.69               .0500              16.1000
            10.6500             .0000              16.1000
            10.1500             .0000                6.0000
            10.1000             .0000                6.0000
            10.1000             .0000

       1752340                  .5000              15.3750
        68,564.60               .0500              15.3250
             6.1250             .0000              15.3250
             5.6250             .0000                4.3250
             5.5750             .0000                4.3250
             5.5750             .0000

       1753077                  .5000              17.4900
        99,474.44               .0500              17.4400
             7.2500             .0000              17.4400
             6.7500             .0000                5.4500
             6.7000             .0000                5.4500
             6.7000             .0000
1



       1753120                  .5000              18.0000
        20,503.58               .0500              17.9500
             7.2500             .0000              17.9500
             6.7500             .0000                5.4500
             6.7000             .0000                5.4500
             6.7000             .0000

       1753134                  .5000              16.0000
       107,626.79               .0500              15.9500
             6.0000             .0000              15.9500
             5.5000             .0000                4.3250
             5.4500             .0000                4.3250
             5.4500             .0000

       1753210                  .5000              17.3750
       141,064.94               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.4500
            10.3250             .0000                6.4500
            10.3250             .0000

       1753293                  .5000              15.8750
        45,791.29               .0500              15.8250
             9.3750             .0000              15.8250
             8.8750             .0000                4.8250
             8.8250             .0000                4.8250
             8.8250             .0000

       1753305                  .5000              17.7500
        48,398.27               .0500              17.7000
            11.2500             .0000              17.7000
            10.7500             .0000                6.8250
            10.7000             .0000                6.8250
            10.7000             .0000

       1753307                  .5000              17.6250
        36,372.03               .0500              17.5750
            11.1250             .0000              17.5750
            10.6250             .0000                6.7000
            10.5750             .0000                6.7000
            10.5750             .0000

       1753330                  .5000              17.0000
        50,734.29               .0500              16.9500
            11.0000             .0000              16.9500
            10.5000             .0000                5.7750
            10.4500             .0000                5.7750
            10.4500             .0000

       1753348                  .5000              16.5000
        81,127.91               .0500              16.4500
            10.5000             .0000              16.4500
            10.0000             .0000                5.4000
             9.9500             .0000                5.4000
             9.9500             .0000
1



       1753393                  .5000              16.2500
        50,222.70               .0500              16.2000
            10.2500             .0000              16.2000
             9.7500             .0000                5.4000
             9.7000             .0000                5.4000
             9.7000             .0000

       1753449                  .5000              14.8750
        40,317.57               .0500              14.8250
             8.8750             .0000              14.8250
             8.3750             .0000                4.7000
             8.3250             .0000                4.7000
             8.3250             .0000

       1753476                  .5000              17.9900
        29,730.05               .0500              17.9400
            11.9900             .0000              17.9400
            11.4900             .0000                6.5750
            11.4400             .0000                6.5750
            11.4400             .0000

       1754349                  .5000              17.2100
        70,008.59               .0500              17.1600
             8.0000             .0000              17.1600
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1754351                  .5000              14.3000
        70,420.46               .0500              14.2500
             8.8000             .0000              14.2500
             8.3000             .0000                4.4000
             8.2500             .0000                4.4000
             8.2500             .0000

       1755006                  .5000              14.3000
        61,255.17               .0500              14.2500
             6.0000             .0000              14.2500
             5.5000             .0000                4.2500
             5.4500             .0000                4.2500
             5.4500             .0000

       1755159                  .5000              15.2500
       189,037.21               .0500              15.2000
             6.6250             .0000              15.2000
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1755594                  .5000              15.6250
       142,126.31               .0500              15.5750
             6.1250             .0000              15.5750
             5.6250             .0000                4.3250
             5.5750             .0000                4.3250
             5.5750             .0000
1



       1755700                  .5000              15.3500
        64,305.27               .0500              15.3000
             8.8500             .0000              15.3000
             8.3500             .0000                4.7500
             8.3000             .0000                4.7500
             8.3000             .0000

       1756769                  .5000              16.8000
        26,933.75               .0500              16.7500
            10.3000             .0000              16.7500
             9.8000             .0000                5.5000
             9.7500             .0000                5.5000
             9.7500             .0000

       1756801                  .5000              15.8750
        47,695.21               .0500              15.8250
             9.3750             .0000              15.8250
             8.8750             .0000                4.9500
             8.8250             .0000                4.9500
             8.8250             .0000

       1756839                  .5000              15.3750
        59,206.58               .0500              15.3250
             8.8750             .0000              15.3250
             8.3750             .0000                5.2000
             8.3250             .0000                5.2000
             8.3250             .0000

       1756853                  .5000              16.8750
       132,217.48               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                5.9500
             9.8250             .0000                5.9500
             9.8250             .0000

       1757703                  .5000              17.4900
        78,831.95               .0500              17.4400
            11.9900             .0000              17.4400
            11.4900             .0000                8.2000
            11.4400             .0000                8.2000
            11.4400             .0000

       1757709                  .5000              17.1250
        78,354.77               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                6.9500
            10.0750             .0000                6.9500
            10.0750             .0000

       1757903                  .5000              17.0000
       229,308.79               .0500              16.9500
            10.5000             .0000              16.9500
            10.0000             .0000                5.2000
             9.9500             .0000                5.2000
             9.9500             .0000
1



       1758028                  .5000              14.6250
        78,885.96               .0500              14.5750
             6.0000             .0000              14.5750
             5.5000             .0000                4.2000
             5.4500             .0000                4.2000
             5.4500             .0000

       1758587                  .5000              16.2500
       119,881.27               .0500              16.2000
             7.2500             .0000              16.2000
             6.7500             .0000                5.5750
             6.7000             .0000                5.5750
             6.7000             .0000

       1758747                  .5000              13.7500
       277,595.58               .0500              13.7000
             5.8750             .0000              13.7000
             5.3750             .0000                4.0750
             5.3250             .0000                4.0750
             5.3250             .0000

       1758753                  .5000              16.7000
        53,382.74               .0500              16.6500
            10.2000             .0000              16.6500
             9.7000             .0000                5.7000
             9.6500             .0000                5.7000
             9.6500             .0000

       1759601                  .5000              15.2500
        95,769.43               .0500              15.2000
             9.7500             .0000              15.2000
             9.2500             .0000                5.2000
             9.2000             .0000                5.2000
             9.2000             .0000

       1759762                  .5000              15.6250
       241,963.94               .0500              15.5750
             9.6250             .0000              15.5750
             9.1250             .0000                4.9500
             9.0750             .0000                4.9500
             9.0750             .0000

       1759830                  .5000              16.3750
       203,867.06               .0500              16.3250
            10.3750             .0000              16.3250
             9.8750             .0000                5.4500
             9.8250             .0000                5.4500
             9.8250             .0000

       1760147                  .5000              14.0000
       129,225.26               .0500              13.9500
             5.3750             .0000              13.9500
             4.8750             .0000                3.5750
             4.8250             .0000                3.5750
             4.8250             .0000
1



       1760164                  .5000              15.6250
       133,888.29               .0500              15.5750
             9.6250             .0000              15.5750
             9.1250             .0000                5.3250
             9.0750             .0000                5.3250
             9.0750             .0000

       1760679                  .5000              16.0000
        67,050.23               .0500              15.9500
             6.7500             .0000              15.9500
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000

       1760734                  .5000              14.7500
        59,043.93               .0500              14.7000
             9.2500             .0000              14.7000
             8.7500             .0000                5.2000
             8.7000             .0000                5.2000
             8.7000             .0000

       1760751                  .5000              16.7500
        41,266.45               .0500              16.7000
            11.2500             .0000              16.7000
            10.7500             .0000                6.9000
            10.7000             .0000                6.9000
            10.7000             .0000

       1760897                  .5000              18.1250
        68,267.06               .0500              18.0750
            12.1250             .0000              18.0750
            11.6250             .0000                5.2000
            11.5750             .0000                5.2000
            11.5750             .0000

       1761129                  .5000              15.8750
       111,328.73               .0500              15.8250
             9.8750             .0000              15.8250
             9.3750             .0000                5.4500
             9.3250             .0000                5.4500
             9.3250             .0000

       1761441                  .5000              16.6000
        66,141.04               .0500              16.5500
            10.1000             .0000              16.5500
             9.6000             .0000                6.0500
             9.5500             .0000                6.0500
             9.5500             .0000

       1761490                  .5000              15.0000
        62,837.25               .0500              14.9500
             9.5000             .0000              14.9500
             9.0000             .0000                5.4500
             8.9500             .0000                5.4500
             8.9500             .0000
1



       1761548                  .5000              15.3500
        64,142.91               .0500              15.3000
             9.8500             .0000              15.3000
             9.3500             .0000                6.3000
             9.3000             .0000                6.3000
             9.3000             .0000

       1761569                  .5000              16.7000
        76,521.38               .0500              16.6500
            11.2000             .0000              16.6500
            10.7000             .0000                7.1500
            10.6500             .0000                7.1500
            10.6500             .0000

       1761646                  .5000              17.3000
        20,866.61               .0500              17.2500
            10.8000             .0000              17.2500
            10.3000             .0000                5.9400
            10.2500             .0000                5.9400
            10.2500             .0000

       1761729                  .5000              17.8000
        43,445.55               .0500              17.7500
            11.3000             .0000              17.7500
            10.8000             .0000                5.9400
            10.7500             .0000                5.9400
            10.7500             .0000

       1761949                  .5000              17.0000
        53,258.80               .0500              16.9500
            10.5000             .0000              16.9500
            10.0000             .0000                5.9500
             9.9500             .0000                5.9500
             9.9500             .0000

       1762043                  .5000              16.4500
        36,065.30               .0500              16.4000
             9.9500             .0000              16.4000
             9.4500             .0000                4.9500
             9.4000             .0000                4.9500
             9.4000             .0000

       1762474                  .5000              15.2500
       142,666.05               .0500              15.2000
             6.3750             .0000              15.2000
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000

       1763059                  .5000              15.7500
       130,648.56               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                6.0750
             9.7000             .0000                6.0750
             9.7000             .0000
1



       1763117                  .5000              16.0000
        49,935.28               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                5.7000
             9.9500             .0000                5.7000
             9.9500             .0000

       1763124                  .5000              15.5000
        84,678.14               .0500              15.4500
            10.0000             .0000              15.4500
             9.5000             .0000                4.9500
             9.4500             .0000                4.9500
             9.4500             .0000

       1763204                  .5000              16.0000
       106,792.54               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                6.5750
             9.9500             .0000                6.5750
             9.9500             .0000

       1763439                  .5000              15.3750
        42,774.05               .0500              15.3250
             6.8750             .0000              15.3250
             6.3750             .0000                5.0750
             6.3250             .0000                5.0750
             6.3250             .0000

       1764053                  .5000              17.2500
        76,242.12               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                6.4500
            10.2000             .0000                6.4500
            10.2000             .0000

       1764310                  .5000              17.4900
        73,451.96               .0500              17.4400
            10.9900             .0000              17.4400
            10.4900             .0000                6.2000
            10.4400             .0000                6.2000
            10.4400             .0000

       1765097                  .5000              15.2500
       125,847.69               .0500              15.2000
             6.6250             .0000              15.2000
             6.1250             .0000                4.8250
             6.0750             .0000                4.8250
             6.0750             .0000

       1765410                  .5000              14.6250
        94,476.66               .0500              14.5750
             9.1250             .0000              14.5750
             8.6250             .0000                4.4500
             8.5750             .0000                4.4500
             8.5750             .0000
1



       1766002                  .5000              17.3750
        39,313.18               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.4500
            10.3250             .0000                6.4500
            10.3250             .0000

       1768725                  .5000              17.7000
        53,342.99               .0500              17.6500
             8.3750             .0000              17.6500
             7.8750             .0000                6.5500
             7.8250             .0000                6.5500
             7.8250             .0000

       1768765                  .5000              16.6250
       113,002.41               .0500              16.5750
            10.1250             .0000              16.5750
             9.6250             .0000                5.7000
             9.5750             .0000                5.7000
             9.5750             .0000

       1768777                  .5000              17.1250
        22,948.96               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                6.2000
            10.0750             .0000                6.2000
            10.0750             .0000

       1768792                  .5000              16.1250
        68,249.40               .0500              16.0750
             9.6250             .0000              16.0750
             9.1250             .0000                5.2000
             9.0750             .0000                5.2000
             9.0750             .0000

       1768793                  .5000              16.8750
        69,491.95               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                5.9500
             9.8250             .0000                5.9500
             9.8250             .0000

       1768798                  .5000              15.8750
        51,594.42               .0500              15.8250
             9.3750             .0000              15.8250
             8.8750             .0000                4.9500
             8.8250             .0000                4.9500
             8.8250             .0000

       1768822                  .5000              18.1250
        63,970.33               .0500              18.0750
            11.6250             .0000              18.0750
            11.1250             .0000                7.2000
            11.0750             .0000                7.2000
            11.0750             .0000
1



       1769945                  .5000              14.6250
        91,960.05               .0500              14.5750
             9.1250             .0000              14.5750
             8.6250             .0000                5.4500
             8.5750             .0000                5.4500
             8.5750             .0000

       1769948                  .5000              16.6250
        70,518.14               .0500              16.5750
            11.1250             .0000              16.5750
            10.6250             .0000                5.9500
            10.5750             .0000                5.9500
            10.5750             .0000

       1770035                  .5000              15.3750
        33,945.83               .0500              15.3250
             6.5000             .0000              15.3250
             6.0000             .0000                4.7000
             5.9500             .0000                4.7000
             5.9500             .0000

       1770044                  .5000              15.1250
        68,305.63               .0500              15.0750
             9.6250             .0000              15.0750
             9.1250             .0000                6.3250
             9.0750             .0000                6.3250
             9.0750             .0000

       1770097                  .5000              15.2500
       190,447.41               .0500              15.2000
             9.7500             .0000              15.2000
             9.2500             .0000                5.2000
             9.2000             .0000                5.2000
             9.2000             .0000

       1770137                  .5000              14.5000
        89,804.04               .0500              14.4500
             9.0000             .0000              14.4500
             8.5000             .0000                4.8250
             8.4500             .0000                4.8250
             8.4500             .0000

       1770748                  .5000              16.0000
        99,583.15               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                5.4500
             9.9500             .0000                5.4500
             9.9500             .0000

       1771156                  .5000              16.3750
        89,832.05               .0500              16.3250
             9.8750             .0000              16.3250
             9.3750             .0000                5.4500
             9.3250             .0000                5.4500
             9.3250             .0000
1



       1771170                  .5000              16.6250
       116,969.86               .0500              16.5750
            10.1250             .0000              16.5750
             9.6250             .0000                5.7000
             9.5750             .0000                5.7000
             9.5750             .0000

       1771194                  .5000              18.3750
        54,444.07               .0500              18.3250
            11.8750             .0000              18.3250
            11.3750             .0000                7.4500
            11.3250             .0000                7.4500
            11.3250             .0000

       1771197                  .5000              16.1250
        75,139.27               .0500              16.0750
             9.6250             .0000              16.0750
             9.1250             .0000                6.4500
             9.0750             .0000                6.4500
             9.0750             .0000

       1771200                  .5000              16.3750
        47,001.32               .0500              16.3250
             9.8750             .0000              16.3250
             9.3750             .0000                5.9500
             9.3250             .0000                5.9500
             9.3250             .0000

       1771321                  .5000              14.3750
       261,443.50               .0500              14.3250
             5.8750             .0000              14.3250
             5.3750             .0000                4.0750
             5.3250             .0000                4.0750
             5.3250             .0000

       1771636                  .5000              15.0000
       110,088.72               .0500              14.9500
             5.7500             .0000              14.9500
             5.2500             .0000                3.9500
             5.2000             .0000                3.9500
             5.2000             .0000

       1772321                  .5000              15.7000
        70,082.62               .0500              15.6500
             9.2000             .0000              15.6500
             8.7000             .0000                4.9500
             8.6500             .0000                4.9500
             8.6500             .0000

       1772334                  .5000              16.6250
        56,078.07               .0500              16.5750
            11.1250             .0000              16.5750
            10.6250             .0000                6.2000
            10.5750             .0000                6.2000
            10.5750             .0000
1



       1772357                  .5000              13.8750
       133,180.51               .0500              13.8250
             8.3750             .0000              13.8250
             7.8750             .0000                5.9500
             7.8250             .0000                5.9500
             7.8250             .0000

       1772448                  .5000              14.2500
       118,154.74               .0500              14.2000
             5.5000             .0000              14.2000
             5.0000             .0000                3.7000
             4.9500             .0000                3.7000
             4.9500             .0000

       1772831                  .5000              16.7000
       114,674.82               .0500              16.6500
            10.2000             .0000              16.6500
             9.7000             .0000                5.9500
             9.6500             .0000                5.9500
             9.6500             .0000

       1772975                  .5000              16.5000
        32,613.80               .0500              16.4500
            11.0000             .0000              16.4500
            10.5000             .0000                4.5750
            10.4500             .0000                4.5750
            10.4500             .0000

       1773368                  .5000              15.0000
       263,782.04               .0500              14.9500
             6.5000             .0000              14.9500
             6.0000             .0000                4.7000
             5.9500             .0000                4.7000
             5.9500             .0000

       1773519                  .5000              17.7750
        78,269.50               .0500              17.7250
            12.2750             .0000              17.7250
            11.7750             .0000                6.7250
            11.7250             .0000                6.7250
            11.7250             .0000

       1773623                  .5000              16.4000
        99,105.59               .0500              16.3500
            10.9000             .0000              16.3500
            10.4000             .0000                5.5500
            10.3500             .0000                5.5500
            10.3500             .0000

       1773646                  .5000              16.1000
        14,262.04               .0500              16.0500
            10.6000             .0000              16.0500
            10.1000             .0000                5.4400
            10.0500             .0000                5.4400
            10.0500             .0000
1



       1773660                  .5000              16.3750
        81,029.56               .0500              16.3250
             9.8750             .0000              16.3250
             9.3750             .0000                5.4500
             9.3250             .0000                5.4500
             9.3250             .0000

       1774153                  .5000              15.6500
        74,450.66               .0500              15.6000
            10.1500             .0000              15.6000
             9.6500             .0000                6.2500
             9.6000             .0000                6.2500
             9.6000             .0000

       1774171                  .5000              14.8750
       124,776.09               .0500              14.8250
             9.3750             .0000              14.8250
             8.8750             .0000                5.2000
             8.8250             .0000                5.2000
             8.8250             .0000

       1774180                  .5000              14.7750
        70,607.69               .0500              14.7250
             9.2750             .0000              14.7250
             8.7750             .0000                4.2500
             8.7250             .0000                4.2500
             8.7250             .0000

       1774594                  .5000              16.4000
       151,835.33               .0500              16.3500
             9.9000             .0000              16.3500
             9.4000             .0000                5.7000
             9.3500             .0000                5.7000
             9.3500             .0000

       1774773                  .5000              15.2500
       115,035.74               .0500              15.2000
             5.5000             .0000              15.2000
             5.0000             .0000                3.7000
             4.9500             .0000                3.7000
             4.9500             .0000

       1774922                  .5000              15.1250
        72,245.69               .0500              15.0750
             9.6250             .0000              15.0750
             9.1250             .0000                5.7000
             9.0750             .0000                5.7000
             9.0750             .0000

       1775151                  .5000              16.8000
        72,451.84               .0500              16.7500
            10.3000             .0000              16.7500
             9.8000             .0000                5.9400
             9.7500             .0000                5.9400
             9.7500             .0000
1



       1775172                  .5000              17.9900
        85,114.81               .0500              17.9400
            11.4900             .0000              17.9400
            10.9900             .0000                7.4000
            10.9400             .0000                7.4000
            10.9400             .0000

       1775490                  .5000              18.2500
        82,805.62               .0500              18.2000
            11.7500             .0000              18.2000
            11.2500             .0000                5.9500
            11.2000             .0000                5.9500
            11.2000             .0000

       1775501                  .5000              16.5500
        98,869.76               .0500              16.5000
            10.0500             .0000              16.5000
             9.5500             .0000                5.2000
             9.5000             .0000                5.2000
             9.5000             .0000

       1775618                  .5000              15.2500
       139,054.81               .0500              15.2000
             8.7500             .0000              15.2000
             8.2500             .0000                4.9400
             8.2000             .0000                4.9400
             8.2000             .0000

       1775789                  .5000              15.2000
        71,775.49               .0500              15.1500
             8.7000             .0000              15.1500
             8.2000             .0000                5.2000
             8.1500             .0000                5.2000
             8.1500             .0000

       1775907                  .5000              16.7000
        80,193.65               .0500              16.6500
            10.2000             .0000              16.6500
             9.7000             .0000                6.8000
             9.6500             .0000                6.8000
             9.6500             .0000

       1776477                  .5000              14.6250
        71,699.55               .0500              14.5750
             9.1250             .0000              14.5750
             8.6250             .0000                3.8250
             8.5750             .0000                3.8250
             8.5750             .0000

       1776682                  .5000              15.3750
       239,722.93               .0500              15.3250
             5.6250             .0000              15.3250
             5.1250             .0000                3.8250
             5.0750             .0000                3.8250
             5.0750             .0000
1



       1776722                  .5000              18.0500
        29,718.11               .0500              18.0000
            11.5500             .0000              18.0000
            11.0500             .0000                5.9400
            11.0000             .0000                5.9400
            11.0000             .0000

       1777540                  .5000              14.4000
        62,876.95               .0500              14.3500
             8.9000             .0000              14.3500
             8.4000             .0000                4.7500
             8.3500             .0000                4.7500
             8.3500             .0000

       1777791                  .5000              14.6250
       190,950.75               .0500              14.5750
             9.1250             .0000              14.5750
             8.6250             .0000                4.3250
             8.5750             .0000                4.3250
             8.5750             .0000

       1777858                  .5000              17.4900
        28,878.55               .0500              17.4400
             7.5000             .0000              17.4400
             7.0000             .0000                5.7500
             6.9500             .0000                5.7500
             6.9500             .0000

       1778205                  .5000              16.0000
       203,416.11               .0500              15.9500
             6.2500             .0000              15.9500
             5.7500             .0000                4.4500
             5.7000             .0000                4.4500
             5.7000             .0000

       1778725                  .5000              15.3750
        95,687.60               .0500              15.3250
             6.7500             .0000              15.3250
             6.2500             .0000                4.9500
             6.2000             .0000                4.9500
             6.2000             .0000

       1778964                  .5000              15.9000
        65,530.11               .0500              15.8500
            10.4000             .0000              15.8500
             9.9000             .0000                5.8750
             9.8500             .0000                5.8750
             9.8500             .0000

       1779089                  .5000              15.5000
        21,038.64               .0500              15.4500
            10.0000             .0000              15.4500
             9.5000             .0000                6.2000
             9.4500             .0000                6.2000
             9.4500             .0000
1



       1779113                  .5000              14.2500
       190,771.16               .0500              14.2000
             8.7500             .0000              14.2000
             8.2500             .0000                3.8250
             8.2000             .0000                3.8250
             8.2000             .0000

       1779116                  .5000              14.8750
       134,325.54               .0500              14.8250
             9.3750             .0000              14.8250
             8.8750             .0000                5.2000
             8.8250             .0000                5.2000
             8.8250             .0000

       1779250                  .5000              15.1250
       143,156.13               .0500              15.0750
             9.6250             .0000              15.0750
             9.1250             .0000                5.4500
             9.0750             .0000                5.4500
             9.0750             .0000

       1779259                  .5000              15.7500
       158,380.89               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                5.5750
             9.7000             .0000                5.5750
             9.7000             .0000

       1779576                  .5000              16.3000
        88,126.71               .0500              16.2500
             9.8000             .0000              16.2500
             9.3000             .0000                4.9500
             9.2500             .0000                4.9500
             9.2500             .0000

       1779684                  .5000              14.3750
        65,902.91               .0500              14.3250
             8.8750             .0000              14.3250
             8.3750             .0000                4.7000
             8.3250             .0000                4.7000
             8.3250             .0000

       1779718                  .5000              16.0000
        58,555.35               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                5.4500
             9.9500             .0000                5.4500
             9.9500             .0000

       1779719                  .5000              15.7500
        79,256.05               .0500              15.7000
            10.2500             .0000              15.7000
             9.7500             .0000                5.3250
             9.7000             .0000                5.3250
             9.7000             .0000
1



       1779720                  .5000              16.3750
       126,244.92               .0500              16.3250
            10.8750             .0000              16.3250
            10.3750             .0000                4.7000
            10.3250             .0000                4.7000
            10.3250             .0000

       1780336                  .5000              16.1250
        67,597.60               .0500              16.0750
            10.6250             .0000              16.0750
            10.1250             .0000                5.4500
            10.0750             .0000                5.4500
            10.0750             .0000

       1780375                  .5000              16.5000
        33,531.79               .0500              16.4500
            11.0000             .0000              16.4500
            10.5000             .0000                5.9500
            10.4500             .0000                5.9500
            10.4500             .0000

       1780610                  .5000              15.8750
        61,368.16               .0500              15.8250
             9.3750             .0000              15.8250
             8.8750             .0000                4.9500
             8.8250             .0000                4.9500
             8.8250             .0000

       1780698                  .5000              17.3750
        63,875.23               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.4500
            10.3250             .0000                6.4500
            10.3250             .0000

       1780734                  .5000              17.1250
        53,462.07               .0500              17.0750
            10.6250             .0000              17.0750
            10.1250             .0000                6.2000
            10.0750             .0000                6.2000
            10.0750             .0000

       1780753                  .5000              17.3750
        70,306.24               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.4500
            10.3250             .0000                6.4500
            10.3250             .0000

       1780755                  .5000              17.0000
       173,256.54               .0500              16.9500
            10.5000             .0000              16.9500
            10.0000             .0000                6.0750
             9.9500             .0000                6.0750
             9.9500             .0000
1



       1781156                  .5000              16.0500
       122,152.26               .0500              16.0000
            10.5500             .0000              16.0000
            10.0500             .0000                5.2500
            10.0000             .0000                5.2500
            10.0000             .0000

       1781301                  .5000              15.8000
        24,113.55               .0500              15.7500
             9.3000             .0000              15.7500
             8.8000             .0000                4.8000
             8.7500             .0000                4.8000
             8.7500             .0000

       1781319                  .5000              17.1000
       108,204.81               .0500              17.0500
            10.6000             .0000              17.0500
            10.1000             .0000                5.5000
            10.0500             .0000                5.5000
            10.0500             .0000

       1782480                  .5000              16.3500
        65,925.23               .0500              16.3000
             8.8500             .0000              16.3000
             8.3500             .0000                5.0500
             8.3000             .0000                5.0500
             8.3000             .0000

       1782861                  .5000              16.3750
        79,719.63               .0500              16.3250
             9.8750             .0000              16.3250
             9.3750             .0000                5.4500
             9.3250             .0000                5.4500
             9.3250             .0000

       1782884                  .5000              15.8750
       138,115.53               .0500              15.8250
             7.5000             .0000              15.8250
             7.0000             .0000                5.7000
             6.9500             .0000                5.7000
             6.9500             .0000

       1782886                  .5000              18.6250
        65,476.51               .0500              18.5750
             9.5000             .0000              18.5750
             9.0000             .0000                7.7000
             8.9500             .0000                7.7000
             8.9500             .0000

       1782903                  .5000              16.8750
        56,766.07               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                5.9500
             9.8250             .0000                5.9500
             9.8250             .0000
1



       1783428                  .5000              14.2500
       180,451.62               .0500              14.2000
             6.1250             .0000              14.2000
             5.6250             .0000                4.3250
             5.5750             .0000                4.3250
             5.5750             .0000

       1783503                  .5000              15.2500
        59,244.00               .0500              15.2000
             9.7500             .0000              15.2000
             9.2500             .0000                5.7000
             9.2000             .0000                5.7000
             9.2000             .0000

       1783782                  .5000              15.1000
        55,108.78               .0500              15.0500
             7.6000             .0000              15.0500
             7.1000             .0000                5.0500
             7.0500             .0000                5.0500
             7.0500             .0000

       1783941                  .5000              15.8500
        80,170.87               .0500              15.8000
             8.3500             .0000              15.8000
             7.8500             .0000                4.4000
             7.8000             .0000                4.4000
             7.8000             .0000

       1783964                  .5000              15.4000
        77,103.90               .0500              15.3500
             7.9000             .0000              15.3500
             7.4000             .0000                5.0500
             7.3500             .0000                5.0500
             7.3500             .0000

       1784271                  .5000              18.2000
        47,252.34               .0500              18.1500
             8.0000             .0000              18.1500
             7.5000             .0000                6.2000
             7.4500             .0000                6.2000
             7.4500             .0000

       1784459                  .5000              17.3750
        37,660.87               .0500              17.3250
            10.8750             .0000              17.3250
            10.3750             .0000                6.4500
            10.3250             .0000                6.4500
            10.3250             .0000

       1784740                  .5000              14.5000
        55,590.58               .0500              14.4500
             5.6250             .0000              14.4500
             5.1250             .0000                3.8250
             5.0750             .0000                3.8250
             5.0750             .0000
1



       1784967                  .5000              15.3750
       127,153.92               .0500              15.3250
             6.2500             .0000              15.3250
             5.7500             .0000                4.4500
             5.7000             .0000                4.4500
             5.7000             .0000

       1785163                  .5000              15.6500
       109,445.93               .0500              15.6000
             8.1500             .0000              15.6000
             7.6500             .0000                5.0500
             7.6000             .0000                5.0500
             7.6000             .0000

       1785232                  .5000              14.7500
        88,407.79               .0500              14.7000
             7.2500             .0000              14.7000
             6.7500             .0000                4.4000
             6.7000             .0000                4.4000
             6.7000             .0000

       1785242                  .5000              16.0000
        55,261.12               .0500              15.9500
             8.5000             .0000              15.9500
             8.0000             .0000                5.0500
             7.9500             .0000                5.0500
             7.9500             .0000

       1785253                  .5000              16.1250
        38,648.00               .0500              16.0750
            10.6250             .0000              16.0750
            10.1250             .0000                4.9500
            10.0750             .0000                4.9500
            10.0750             .0000

       1785379                  .5000              16.0000
       117,415.05               .0500              15.9500
            10.5000             .0000              15.9500
            10.0000             .0000                5.4500
             9.9500             .0000                5.4500
             9.9500             .0000

       1785419                  .5000              15.0000
       134,680.03               .0500              14.9500
             7.5000             .0000              14.9500
             7.0000             .0000                5.0500
             6.9500             .0000                5.0500
             6.9500             .0000

       1785470                  .5000              16.2500
       203,679.29               .0500              16.2000
             7.2500             .0000              16.2000
             6.7500             .0000                5.4500
             6.7000             .0000                5.4500
             6.7000             .0000
1



       1785534                  .5000              15.0000
        78,428.60               .0500              14.9500
             6.3750             .0000              14.9500
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000

       1785777                  .5000              14.3750
       113,063.13               .0500              14.3250
             5.1250             .0000              14.3250
             4.6250             .0000                3.3250
             4.5750             .0000                3.3250
             4.5750             .0000

       1786022                  .5000              14.5000
        57,045.15               .0500              14.4500
             9.0000             .0000              14.4500
             8.5000             .0000                5.5750
             8.4500             .0000                5.5750
             8.4500             .0000

       1786221                  .5000              15.3750
        75,071.97               .0500              15.3250
             5.6250             .0000              15.3250
             5.1250             .0000                3.8250
             5.0750             .0000                3.8250
             5.0750             .0000

       1786225                  .5000              15.0000
       107,519.69               .0500              14.9500
             5.6250             .0000              14.9500
             5.1250             .0000                3.8250
             5.0750             .0000                3.8250
             5.0750             .0000

       1786237                  .5000              15.5000
        57,911.82               .0500              15.4500
             5.6250             .0000              15.4500
             5.1250             .0000                3.8250
             5.0750             .0000                3.8250
             5.0750             .0000

       1786242                  .5000              15.0000
       118,259.71               .0500              14.9500
             6.3750             .0000              14.9500
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000

       1786571                  .5000              16.1500
       116,891.41               .0500              16.1000
             9.6500             .0000              16.1000
             9.1500             .0000                5.4500
             9.1000             .0000                5.4500
             9.1000             .0000
1



       1786839                  .5000              16.5500
        72,443.04               .0500              16.5000
             8.2500             .0000              16.5000
             7.7500             .0000                6.5000
             7.7000             .0000                6.5000
             7.7000             .0000

       1786852                  .5000              16.3000
        71,337.94               .0500              16.2500
             9.8000             .0000              16.2500
             9.3000             .0000                5.4500
             9.2500             .0000                5.4500
             9.2500             .0000

       1786975                  .5000              15.4500
        49,951.34               .0500              15.4000
             6.3750             .0000              15.4000
             5.8750             .0000                4.6000
             5.8250             .0000                4.6000
             5.8250             .0000

       1787047                  .5000              16.0500
        93,582.10               .0500              16.0000
             7.3750             .0000              16.0000
             6.8750             .0000                5.6000
             6.8250             .0000                5.6000
             6.8250             .0000

       1787218                  .5000              16.3750
       158,121.34               .0500              16.3250
             9.8750             .0000              16.3250
             9.3750             .0000                6.2000
             9.3250             .0000                6.2000
             9.3250             .0000

       1787222                  .5000              16.1250
       108,730.77               .0500              16.0750
             9.6250             .0000              16.0750
             9.1250             .0000                5.9500
             9.0750             .0000                5.9500
             9.0750             .0000

       1787300                  .5000              16.0000
       100,910.71               .0500              15.9500
             9.5000             .0000              15.9500
             9.0000             .0000                5.0750
             8.9500             .0000                5.0750
             8.9500             .0000

       1787301                  .5000              15.5000
       133,414.20               .0500              15.4500
             9.0000             .0000              15.4500
             8.5000             .0000                4.9500
             8.4500             .0000                4.9500
             8.4500             .0000
1



       1787305                  .5000              16.8750
       215,431.43               .0500              16.8250
            10.3750             .0000              16.8250
             9.8750             .0000                5.9500
             9.8250             .0000                5.9500
             9.8250             .0000

       1787439                  .5000              16.6250
        50,039.86               .0500              16.5750
            10.1250             .0000              16.5750
             9.6250             .0000                6.4500
             9.5750             .0000                6.4500
             9.5750             .0000

       1787502                  .5000              15.4500
        99,407.25               .0500              15.4000
             9.9500             .0000              15.4000
             9.4500             .0000                6.4000
             9.4000             .0000                6.4000
             9.4000             .0000

       1787548                  .5000              15.0000
        88,062.56               .0500              14.9500
             9.5000             .0000              14.9500
             9.0000             .0000                6.2000
             8.9500             .0000                6.2000
             8.9500             .0000

       1787617                  .5000              16.4000
        85,974.94               .0500              16.3500
             9.9000             .0000              16.3500
             9.4000             .0000                6.1000
             9.3500             .0000                6.1000
             9.3500             .0000

       1788243                  .5000              17.6250
        64,029.08               .0500              17.5750
            11.1250             .0000              17.5750
            10.6250             .0000                6.7000
            10.5750             .0000                6.7000
            10.5750             .0000

       1788251                  .5000              16.2500
        38,033.95               .0500              16.2000
             6.8750             .0000              16.2000
             6.3750             .0000                5.2000
             6.3250             .0000                5.2000
             6.3250             .0000

       1788288                  .5000              16.4900
        64,922.17               .0500              16.4400
             9.9900             .0000              16.4400
             9.4900             .0000                5.7000
             9.4400             .0000                5.7000
             9.4400             .0000
1



       1788310                  .5000              16.4900
       127,584.35               .0500              16.4400
             9.9900             .0000              16.4400
             9.4900             .0000                5.2000
             9.4400             .0000                5.2000
             9.4400             .0000

       1788318                  .5000              17.4900
       125,525.35               .0500              17.4400
            10.9900             .0000              17.4400
            10.4900             .0000                6.2000
            10.4400             .0000                6.2000
            10.4400             .0000

       1788757                  .5000              16.4000
        62,110.52               .0500              16.3500
             9.9000             .0000              16.3500
             9.4000             .0000                5.7750
             9.3500             .0000                5.7750
             9.3500             .0000

       1788803                  .5000              16.9100
        44,620.30               .0500              16.8600
            10.4100             .0000              16.8600
             9.9100             .0000                6.7300
             9.8600             .0000                6.7300
             9.8600             .0000

       1789171                  .5000              16.3500
        96,422.18               .0500              16.3000
            10.8500             .0000              16.3000
            10.3500             .0000                6.0750
            10.3000             .0000                6.0750
            10.3000             .0000

       1789661                  .5000              15.6250
       118,561.87               .0500              15.5750
            10.1250             .0000              15.5750
             9.6250             .0000                6.0750
             9.5750             .0000                6.0750
             9.5750             .0000

       1789751                  .5000              15.4250
       130,562.18               .0500              15.3750
             9.9250             .0000              15.3750
             9.4250             .0000                5.6250
             9.3750             .0000                5.6250
             9.3750             .0000

       1790872                  .5000              18.0500
        40,648.81               .0500              18.0000
            11.5500             .0000              18.0000
            11.0500             .0000                7.1000
            11.0000             .0000                7.1000
            11.0000             .0000
1



       1791100                  .5000              17.0000
        37,700.29               .0500              16.9500
            10.5000             .0000              16.9500
            10.0000             .0000                5.0750
             9.9500             .0000                5.0750
             9.9500             .0000

       1791288                  .5000              15.4900
       117,420.78               .0500              15.4400
             9.9900             .0000              15.4400
             9.4900             .0000                5.6900
             9.4400             .0000                5.6900
             9.4400             .0000

       1791677                  .5000              15.5500
        67,686.06               .0500              15.5000
             9.0500             .0000              15.5000
             8.5500             .0000                4.9500
             8.5000             .0000                4.9500
             8.5000             .0000

       1791806                  .5000              15.5500
        55,944.75               .0500              15.5000
             9.0500             .0000              15.5000
             8.5500             .0000                4.9500
             8.5000             .0000                4.9500
             8.5000             .0000

       1791871                  .5000              16.3000
        38,713.35               .0500              16.2500
             9.8000             .0000              16.2500
             9.3000             .0000                5.9400
             9.2500             .0000                5.9400
             9.2500             .0000

       1791889                  .5000              16.0500
       101,001.83               .0500              16.0000
             9.5500             .0000              16.0000
             9.0500             .0000                5.2000
             9.0000             .0000                5.2000
             9.0000             .0000

       1792033                  .5000              16.0500
        42,626.30               .0500              16.0000
             9.5500             .0000              16.0000
             9.0500             .0000                5.2000
             9.0000             .0000                5.2000
             9.0000             .0000

       1792103                  .5000              15.8000
       128,089.26               .0500              15.7500
             9.3000             .0000              15.7500
             8.8000             .0000                5.7000
             8.7500             .0000                5.7000
             8.7500             .0000
1



       1792137                  .5000              15.3000
        89,584.67               .0500              15.2500
             8.8000             .0000              15.2500
             8.3000             .0000                5.4400
             8.2500             .0000                5.4400
             8.2500             .0000

       1792156                  .5000              16.8000
        46,380.54               .0500              16.7500
            10.3000             .0000              16.7500
             9.8000             .0000                5.7000
             9.7500             .0000                5.7000
             9.7500             .0000

       1792166                  .5000              16.3000
        32,505.10               .0500              16.2500
             9.8000             .0000              16.2500
             9.3000             .0000                5.7000
             9.2500             .0000                5.7000
             9.2500             .0000

       1792176                  .5000              15.8000
        52,242.36               .0500              15.7500
             9.3000             .0000              15.7500
             8.8000             .0000                5.9400
             8.7500             .0000                5.9400
             8.7500             .0000

       1792178                  .5000              16.3000
        45,274.09               .0500              16.2500
             9.8000             .0000              16.2500
             9.3000             .0000                5.4400
             9.2500             .0000                5.4400
             9.2500             .0000

       1792193                  .5000              15.9000
        53,802.49               .0500              15.8500
             9.4000             .0000              15.8500
             8.9000             .0000                5.7000
             8.8500             .0000                5.7000
             8.8500             .0000

       1792386                  .5000              15.6250
        59,822.55               .0500              15.5750
             6.3750             .0000              15.5750
             5.8750             .0000                4.5750
             5.8250             .0000                4.5750
             5.8250             .0000

       1792470                  .5000              17.7500
        50,337.94               .0500              17.7000
            11.2500             .0000              17.7000
            10.7500             .0000                5.9500
            10.7000             .0000                5.9500
            10.7000             .0000
1



       1792595                  .5000              14.4900
        92,912.29               .0500              14.4400
             7.9900             .0000              14.4400
             7.4900             .0000                5.7000
             7.4400             .0000                5.7000
             7.4400             .0000

       1792939                  .5000              16.2500
        40,588.09               .0500              16.2000
            10.7500             .0000              16.2000
            10.2500             .0000                5.5100
            10.2000             .0000                5.5100
            10.2000             .0000

       2626340                  .5000              14.5500
        77,959.47               .0500              14.5000
             9.0500             .0000              14.5000
             8.5500             .0000                4.1000
             8.5000             .0000                4.1000
             8.5000             .0000

       2626343                  .5000              19.5500
        58,654.67               .0500              19.5000
            13.0500             .0000              19.5000
            12.5500             .0000                9.2500
            12.5000             .0000                9.2500
            12.5000             .0000

       2626505                  .5000              14.9900
        80,363.81               .0500              14.9400
             9.4900             .0000              14.9400
             8.9900             .0000                5.8000
             8.9400             .0000                5.8000
             8.9400             .0000

       2626513                  .5000              15.8500
        53,617.40               .0500              15.8000
             9.3500             .0000              15.8000
             8.8500             .0000                5.8000
             8.8000             .0000                5.8000
             8.8000             .0000

       2626999                  .5000              15.2000
        70,469.67               .0500              15.1500
             9.7000             .0000              15.1500
             9.2000             .0000                5.1500
             9.1500             .0000                5.1500
             9.1500             .0000

       2627026                  .5000              16.6900
        51,335.16               .0500              16.6400
            10.1900             .0000              16.6400
             9.6900             .0000                4.6500
             9.6400             .0000                4.6500
             9.6400             .0000
1



       2648969                  .5000              17.2500
        53,131.34               .0500              17.2000
            10.7500             .0000              17.2000
            10.2500             .0000                5.2000
            10.2000             .0000                5.2000
            10.2000             .0000

       2649085                  .5000              16.3750
        61,358.06               .0500              16.3250
            10.3750             .0000              16.3250
             9.8750             .0000                5.9500
             9.8250             .0000                5.9500
             9.8250             .0000

       2649105                  .5000              14.8750
         7,735.07               .0500              14.8250
             8.8750             .0000              14.8250
             8.3750             .0000                5.2000
             8.3250             .0000                5.2000
             8.3250             .0000

       2649115                  .5000              14.7500
        59,898.69               .0500              14.7000
             8.7500             .0000              14.7000
             8.2500             .0000                5.9500
             8.2000             .0000                5.9500
             8.2000             .0000

       2649160                  .5000              16.1500
       112,084.63               .0500              16.1000
            10.6500             .0000              16.1000
            10.1500             .0000                6.8750
            10.1000             .0000                6.8750
            10.1000             .0000

       2660876                  .5000              14.7500
        37,083.12               .0500              14.7000
             7.1200             .0000              14.7000
             6.6200             .0000                5.3000
             6.5700             .0000                5.3000
             6.5700             .0000

       4684132                  .2500              12.0000
       323,218.08               .0500              11.9500
             7.2500             .0000              11.9500
             7.0000             .0000                2.4500
             6.9500             .0000                2.4500
             6.9500             .0000

       4701649                  .2500              11.8750
       113,740.98               .0500              11.8250
             7.1250             .0000              11.8250
             6.8750             .0000                2.4500
             6.8250             .0000                2.4500
             6.8250             .0000
1



       4711048                  .2500              11.3750
       434,717.07               .0500              11.3250
             6.6250             .0000              11.3250
             6.3750             .0000                2.4500
             6.3250             .0000                2.4500
             6.3250             .0000

       4713613                  .7500              11.1250
       409,802.47               .0500              11.0750
             6.8750             .0000              11.0750
             6.1250             .0000                1.9500
             6.0750             .0000                1.9500
             6.0750             .0000

       4716797                  .7500              11.5000
       298,666.67               .0500              11.4500
             7.2500             .0000              11.4500
             6.5000             .0000                1.9500
             6.4500             .0000                1.9500
             6.4500             .0000

       4718121                  .7500              11.0000
       479,531.38               .0500              10.9500
             6.7500             .0000              10.9500
             6.0000             .0000                1.9500
             5.9500             .0000                1.9500
             5.9500             .0000

       4718801                  .7500              11.3750
       365,640.37               .0500              11.3250
             7.1250             .0000              11.3250
             6.3750             .0000                1.9500
             6.3250             .0000                1.9500
             6.3250             .0000

       4720882                  .7500              12.0000
       406,054.99               .0500              11.9500
             6.7500             .0000              11.9500
             6.0000             .0000                1.9500
             5.9500             .0000                1.9500
             5.9500             .0000

       4720908                  .7500              11.1250
       313,676.25               .0500              11.0750
             6.8750             .0000              11.0750
             6.1250             .0000                1.9500
             6.0750             .0000                1.9500
             6.0750             .0000

       4721277                  .7500              10.6250
       386,176.32               .0500              10.5750
             6.3750             .0000              10.5750
             5.6250             .0000                1.9500
             5.5750             .0000                1.9500
             5.5750             .0000
1



       4723882                  .7500              11.2500
       320,420.53               .0500              11.2000
             7.0000             .0000              11.2000
             6.2500             .0000                1.9500
             6.2000             .0000                1.9500
             6.2000             .0000

       4724107                  .7500              11.0000
       580,078.41               .0500              10.9500
             6.7500             .0000              10.9500
             6.0000             .0000                1.9500
             5.9500             .0000                1.9500
             5.9500             .0000

       4728235                  .7500              11.2500
       598,181.32               .0500              11.2000
             7.0000             .0000              11.2000
             6.2500             .0000                1.9500
             6.2000             .0000                1.9500
             6.2000             .0000

       4730835                  .7500              11.1250
       492,923.42               .0500              11.0750
             6.8750             .0000              11.0750
             6.1250             .0000                1.9500
             6.0750             .0000                1.9500
             6.0750             .0000

       4731256                  .7500              11.2500
       341,115.61               .0500              11.2000
             7.0000             .0000              11.2000
             6.2500             .0000                1.9500
             6.2000             .0000                1.9500
             6.2000             .0000

       4733966                  .7500              10.7500
       294,405.60               .0500              10.7000
             6.5000             .0000              10.7000
             5.7500             .0000                1.9500
             5.7000             .0000                1.9500
             5.7000             .0000

       4734346                  .7500              11.5000
       387,878.46               .0500              11.4500
             7.2500             .0000              11.4500
             6.5000             .0000                1.9500
             6.4500             .0000                1.9500
             6.4500             .0000

  TOTAL NUMBER OF LOANS:      997
  TOTAL BALANCE........:         87,307,783.18


  RUN ON     : 03/26/04            RFC DISCLOSURE SYSTEM      RFFSDARM-01
  AT         : 13.29.03            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 ARM     ARM SUMMARY REPORT       CUTOFF : 03/01/04
  POOL       : 0004828
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM        TO
  ------------------------------------------------------------------------
  CURR NOTE RATE                       8.1818            2.2500     13.6000
  RFC NET RATE                         7.6817            1.7500     13.1000
  NET MTG RATE(INVSTR RATE)            7.6317            1.7000     13.0500
  POST STRIP RATE                      7.6317            1.7000     13.0500
  SUB SERV FEE                          .5002             .2500       .7500
  MSTR SERV FEE                         .0500              .0500      .0500
  ALL EXP                               .0000             .0000       .0000
  MISC EXP                              .0000             .0000       .0000
  SPREAD                                .0000             .0000       .0000
  STRIP                                 .0000             .0000       .0000
  RFC NET CEILING(MX RFC NET RT)      15.0037           10.0000     20.1400
  MAX NET MTG RT(MAX INV RT)          14.9537            9.9500     20.0900
  MAX POST STRIP RATE                 14.9537            9.9500     20.0900
  INV RATE MARGIN                      4.7083             .4500      9.2500
  POST STRIP MARGIN                    4.7083             .4500      9.2500







  TOTAL NUMBER OF LOANS:   997
  TOTAL BALANCE........:    87,307,783.18


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSD175-01
  AT         : 13.29.03        NONFIXED RATE LOAN LISTING     AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 ARM ABS                          CUTOFF : 03/01/04
  POOL       : 0004828
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL    MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL   LN FEATURE
  CURR NET                                        ORIGINAL P+I    # OF UNITS
  NOTE CEILING                                    CURRENT P+I     LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT      MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT     MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT    NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT    NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR    PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS    PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR     PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH   RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH    RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE      FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX      TO WINDOW
                                  OCCP CODE       CNVT MARGIN
  ______________________________________________________________________________


    1174566                           4.0000        210,000.00        100
                                      4.0000        154,507.07         ZZ
                                      3.5000          1,596.15         1
                                     14.3750          1,192.05         75
    WESTMINSTER     MA    01473      13.8750       04/25/88
    11373005                           .0000       06/01/88            00
    599407                             .0000       05/01/18            0
    0                                 2.8750       05/01/89        05/01/04
    186/076                           2.3750       06/01/89        06/01/04
      45                              6.3750          .0000           .0000
    A                                10.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1229740                           4.2500        250,000.00        100
                                      4.2500        173,588.73         ZZ
                                      3.8500          1,748.04         1
                                     12.5000          1,429.73         75
    MILLBRAE        CA    94030      12.1000       05/19/87
    4208746984                         .0000       07/01/87            00
    4492370                            .0000       06/01/17            0
    1677229507                        2.2500       12/01/87        06/01/04
1


    980/S48                           1.8500       01/01/88        07/01/04
      60                              6.5000          .0000           .0000
    A                                 8.5000            6              6
      360                               7            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1229761                           4.1250        221,250.00        100
                                      4.1250        154,784.28         ZZ
                                      3.7250          1,642.78         1
                                     13.1250          1,253.45         75
    CORONADO        CA    92118      12.7250       07/06/87
    4604495137                         .0000       09/01/87            00
    4495130                            .0000       08/01/17            0
    1677229510                        2.2500       02/01/88        08/01/04
    980/S48                           1.8500       03/01/88        09/01/04
      60                              7.1250          .0000           .0000
    A                                 9.1250            6              6
      360                               7            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1229786                           4.2500        192,000.00        100
                                      4.2500        132,508.25         ZZ
                                      3.8500          1,375.52         1
                                     12.7500          1,061.84         80
    SAN FRANCISCO   CA    94131      12.3500       10/20/87
    4608751055                         .0000       01/01/88            00
    4499690                            .0000       12/01/17            0
    1677229511                        2.2500       06/01/88        06/01/04
    980/S48                           1.8500       07/01/88        07/01/04
      60                              6.7500          .0000           .0000
    A                                 8.7500            6              6
      360                               7            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1229790                           4.1250        241,000.00        100
                                      4.1250        171,210.68         ZZ
                                      3.7250          1,726.56         1
                                     12.7500          1,355.22         68
    WOODLAND HILLS  CA    91364      12.3500       12/08/87
1


    4108751167                         .0000       02/01/88            00
    4499860                            .0000       01/01/18            0
    1677229512                        2.2500       07/01/88        07/01/04
    980/S48                           1.8500       08/01/88        08/01/04
      60                              6.7500          .0000           .0000
    A                                 8.7500            6              6
      360                               7            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1229927                           4.3750        252,000.00        100
                                      4.3750        184,379.33         ZZ
                                      3.9750          1,762.03         1
                                     13.0000          1,421.26         80
    OAKLAND         CA    94605      12.6000       10/04/88
    4408757674                         .0000       12/01/88            00
    4510490                            .0000       11/01/18            0
    1677229517                        2.3750       05/01/89        05/01/04
    980/S48                           1.9750       06/01/89        06/01/04
      60                              6.5000          .0000           .0000
    A                                 8.5000            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1229935                           4.1250        273,750.00        100
                                      4.1250        197,944.63         ZZ
                                      3.7250          1,890.38         1
                                     12.8750          1,513.44         75
    LOS ANGELES     CA    90045      12.4750       08/10/88
    4404510671                         .0000       10/01/88            00
    4510670                            .0000       09/01/18            0
    1677229518                        2.2500       03/01/89        09/01/04
    980/S48                           1.8500       04/01/89        10/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1229944                           4.1250        219,200.00        100
                                      4.1250        156,904.14         ZZ
1


                                      3.7250          1,513.96         1
                                     12.8750          1,199.66         80
    CANOGA PARK     CA    91304      12.4750       08/22/88
    4208757999                         .0000       10/01/88            00
    4510990                            .0000       09/01/18            0
    1677229519                        2.2500       03/01/89        09/01/04
    980/S48                           1.8500       04/01/89        10/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1229954                           4.1250        250,000.00        100
                                      4.1250        181,740.30         ZZ
                                      3.7250          1,726.69         1
                                     12.8750          1,389.55         75
    SAN FRANCISCO   CA    94121      12.4750       08/24/88
    4108758220                         .0000       10/01/88            00
    4511330                            .0000       09/01/18            0
    1677229521                        2.2500       03/01/89        09/01/04
    980/S48                           1.8500       04/01/89        10/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1229960                           4.3750        208,000.00        100
                                      4.3750        151,645.43         ZZ
                                      3.9750          1,436.61         1
                                     12.8750          1,173.71         80
    REDONDO BEACH   CA    90278      12.4750       09/14/88
    4104511615                         .0000       11/01/88            00
    4511610                            .0000       10/01/18            0
    1677229522                        2.2500       04/01/89        04/01/04
    980/S48                           1.8500       05/01/89        05/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1229986                           4.1250        250,000.00        100
                                      4.1250        179,456.86         ZZ
                                      3.7250          1,726.69         1
                                     12.8750          1,372.09         70
    SAN FRANCIS     CA    94116      12.4750       08/18/88
    4708759222                         .0000       10/01/88            00
    4512710                            .0000       09/01/18            0
    1677229523                        2.2500       03/01/89        09/01/04
    980/S48                           1.8500       04/01/89        10/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230003                           4.3750        206,250.00        100
                                      4.3750        144,506.01         ZZ
                                      3.9750          1,424.52         1
                                     12.8750          1,131.28         75
    BREA            CA    92621      12.4750       09/13/88
    4708759677                         .0000       11/01/88            00
    4513420                            .0000       10/01/18            0
    1677229524                        2.2500       04/01/89        04/01/04
    980/S48                           1.8500       05/01/89        05/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230004                           4.1250        250,000.00        100
                                      4.1250        102,732.22         ZZ
                                      3.7250          1,726.69         1
                                     12.8750            785.47         67
    HACIENDA HEIGH  CA    91745      12.4750       08/15/88
    4404513444                         .0000       10/01/88            00
    4513440                            .0000       09/01/18            0
    1677229525                        2.2500       03/01/89        09/01/04
    980/S48                           1.8500       04/01/89        10/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230078                           4.3750        234,000.00        100
                                      4.3750        170,601.26         ZZ
                                      3.9750          1,616.18         1
                                     12.8750          1,320.42         65
    SAN JOSE        CA    95160      12.4750       08/30/88
    4104516234                         .0000       11/01/88            00
    4516230                            .0000       10/01/18            0
    1677229528                        2.2500       04/01/89        04/01/04
    980/S48                           1.8500       05/01/89        05/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230094                           4.3750        207,000.00        100
                                      4.3750        137,785.32         ZZ
                                      3.9750          1,447.38         1
                                     12.8750          1,066.43         90
    BREA            CA    92621      12.4750       09/08/88
    4908761770                         .0000       11/01/88            11
    4516660                            .0000       10/01/18           17
    1677229529                        2.2500       04/01/89        04/01/04
    980/S48                           1.8500       05/01/89        05/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230095                           4.2500        220,000.00        100
                                      4.2500        160,857.42         ZZ
                                      3.8500          1,519.49         1
                                     12.8750          1,229.78         69
    YORBA LINDA     CA    92686      12.4750       10/11/88
    4708761780                         .0000       12/01/88            00
    4516670                            .0000       11/01/18            0
    1677229530                        2.2500       05/01/89        05/01/04
    980/S48                           1.8500       06/01/89        06/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
1


      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230109                           4.2500        192,750.00        100
                                      4.2500        139,595.31         ZZ
                                      3.8500          1,331.28         1
                                     12.8750          1,068.29         75
    SAN RAFAEL      CA    94903      12.4750       10/25/88
    4408762070                         .0000       12/01/88            00
    4517120                            .0000       11/01/18            0
    1677229531                        2.2500       05/01/89        05/01/04
    980/S48                           1.8500       06/01/89        06/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230130                           4.2500        235,875.00        100
                                      4.2500         28,683.85         ZZ
                                      3.8500          1,629.13         1
                                     12.8750            491.04         75
    DALY CITY       CA    94015      12.4750       10/07/88
    4208762395                         .0000       12/01/88            00
    4517680                            .0000       11/01/18            0
    1677229533                        2.2500       05/01/89        05/01/04
    980/S48                           1.8500       06/01/89        06/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230183                           4.3750        191,600.00        100
                                      4.3750        134,348.06         ZZ
                                      3.9750          1,323.34         1
                                     12.8750          1,043.76         80
    MILL VALLEY     CA    94941      12.4750       09/16/88
    4504519036                         .0000       11/01/88            00
    4519030                            .0000       10/01/18            0
    1677229535                        2.2500       04/01/89        04/01/04
1


    980/S48                           1.8500       05/01/89        05/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230194                           4.3750        264,800.00        100
                                      4.3750        188,045.67         ZZ
                                      3.9750          1,828.91         1
                                     12.8750          1,455.44         80
    TORRANCE        CA    90505      12.4750       09/16/88
    4108763295                         .0000       11/01/88            00
    4519450                            .0000       10/01/18            0
    1677229537                        2.2500       04/01/89        04/01/04
    980/S48                           1.8500       05/01/89        05/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230219                           4.2500        247,500.00        100
                                      4.2500        177,122.68         ZZ
                                      3.8500          1,709.43         1
                                     12.8750          1,364.33         75
    LA CRESCENTA    CA    91214      12.4750       10/05/88
    4208763716                         .0000       12/01/88            00
    4520340                            .0000       11/01/18            0
    1677229538                        2.2500       05/01/89        05/01/04
    980/S48                           1.8500       06/01/89        06/01/04
      60                              6.3750          .0000           .0000
    A                                 8.3750            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1230240                           4.2500        246,000.00        100
                                      4.2500        180,401.86         ZZ
                                      3.8500          1,741.18         1
                                     13.1250          1,373.59         75
    HUNTINGTON BEA  CA    92647      12.7250       11/02/88
1


    4408764175                         .0000       01/01/89            00
    4521240                            .0000       12/01/18            0
    1677229540                        2.2500       06/01/89        06/01/04
    980/S48                           1.8500       07/01/89        07/01/04
      60                              6.6250          .0000           .0000
    A                                 8.6250            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
        .0000                           X              X              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379102                           4.2500        311,000.00        100
                                      4.2500        267,007.01         ZZ
                                      3.8750          1,575.79         1
                                     10.5000          1,657.79         39
    PALOS VERDES E  CA    90274      10.1250       12/29/93
    008678045                          .0000       03/01/94            00
    8678045                            .0000       02/01/24            0
    0                                 3.0000       02/01/95        02/01/05
    799/070                           2.6250       03/01/95        03/01/05
      45                              3.0000          .0000           .0000
    A                                 6.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379180                           4.2500        330,400.00        100
                                      4.2500        283,662.89         ZZ
                                      3.8750          1,674.09         1
                                     10.5000          1,761.21         80
    EL GRANADA      CA    94018      10.1250       12/30/93
    009101480                          .0000       03/01/94            00
    9101480                            .0000       02/01/24            0
    0                                 3.0000       02/01/95        02/01/05
    799/070                           2.6250       03/01/95        03/01/05
      45                              3.0000          .0000           .0000
    A                                 6.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1379185                           4.2500        264,100.00        100
                                      4.2500        227,026.83         ZZ
1


                                      3.8750          1,377.67         1
                                     10.7500          1,409.56         90
    LAKE IN THE HI  IL    60102      10.3750       01/10/94
    009103414                          .0000       03/01/94            04
    9103414                            .0000       02/01/24           17
    0                                 3.0000       02/01/95        02/01/05
    799/070                           2.6250       03/01/95        03/01/05
      45                              3.0000          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1379234                           4.3750        392,000.00        100
                                      4.3750        295,595.73         ZZ
                                      4.0000          2,164.64         1
                                     11.2500          1,861.20         80
    SAN DIEGO       CA    92124      10.8750       12/21/93
    009156856                          .0000       02/01/94            00
    9156856                            .0000       01/01/24            0
    0                                 3.0000       01/01/95        01/01/05
    799/070                           2.6250       02/01/95        02/01/05
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1394778                           3.7500        290,000.00        100
                                      3.7500        234,845.81         ZZ
                                      3.3750          1,646.59         1
                                     11.5000          1,487.19         54
    WEST BLOOMFIEL  MI    48324      11.1250       04/17/92
    4338006                            .0000       06/01/92            00
    4338006                            .0000       05/01/22            0
    0                                 2.6250       05/01/93        05/01/04
    177/447                           2.2500       06/01/93        06/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1394789                           4.1250        400,300.00        100
                                      4.1250         45,740.92         ZZ
                                      3.7500          4,060.11         1
                                     15.0000          3,603.77         52
    WEST BLOOMFIEL  MI    48033      14.6250       03/07/90
    9791062                            .0000       05/01/90            00
    4321154                            .0000       04/01/05            0
    0                                 2.7500       04/01/91        04/01/04
    177/447                           2.3750       05/01/91        05/01/04
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      180                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1394805                           3.7500        265,000.00        100
                                      3.7500        214,690.68         ZZ
                                      3.3750          2,037.62         1
                                     14.5000          1,400.49         75
    OWINGS MILL     MD    21117      14.1250       07/02/91
    3609804                            .0000       09/01/91            00
    3609304                            .0000       08/01/21            0
    0                                 2.7500       08/01/92        08/01/04
    177/447                           2.3750       09/01/92        09/01/04
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1394849                           3.6250        600,000.00        100
                                      3.6250        453,655.30         ZZ
                                      3.2500          3,406.73         1
                                     11.5000          2,851.56         60
    BLOOMFIELD HIL  MI    48304      11.1250       07/01/92
    4344804                            .0000       09/01/92            00
    4344804                            .0000       08/01/22            0
    0                                 2.6250       08/01/93        08/01/04
    177/447                           2.2500       09/01/93        09/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1394854                           3.7500        600,000.00        100
                                      3.7500        486,918.57         ZZ
                                      3.3750          3,501.44         1
                                     11.7500          3,083.46         33
    BLOOMFIELD HIL  MI    48304      11.3750       04/27/92
    4344715                            .0000       06/01/92            00
    4344715                            .0000       05/01/22            0
    0                                 2.6250       05/01/93        05/01/04
    177/447                           2.2500       06/01/93        06/01/04
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396114                           5.5000         50,000.00        100
                                      5.5000         41,474.24         ZZ
                                      5.1250            291.79         1
                                     10.7500            287.19         23
    CAVE JUNCTION   OR    97523      10.3750       12/22/93
    0010704005                         .0000       02/01/94            00
    2201372                            .0000       01/01/24            0
    0                                 2.7500       02/01/95        02/01/05
    072/S48                           2.3750       03/01/95        03/01/05
      45                              4.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396120                           5.2300         47,360.33        100
                                      5.2300         21,137.64         ZZ
                                      4.8550            386.36         1
                                     13.2500            342.98         79
    CENTRAL POINT   OR    97502      12.8750       10/26/87
    0010704013                         .0000       11/01/87            00
    2865777                            .0000       05/01/10            0
    0                                 2.2500       12/01/88        12/01/04
    072/S48                           1.8750       01/01/89        01/01/05
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
1


      271                               1            1.0000          1.0000
       5.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396123                           4.2000         30,800.00        100
                                      4.2000         14,254.55         ZZ
                                      3.8250            253.25         1
                                     13.2500            218.99         80
    MEDFORD         OR    97501      12.8750       05/06/88
    0010704021                         .0000       06/01/88            00
    2870878                            .0000       05/01/10            0
    0                                 3.0000       12/01/89        12/01/04
    072/S48                           2.6250       01/01/90        01/01/05
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      264                               1            2.0000          2.0000
       5.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396134                           5.2500         45,000.00        100
                                      5.2500         32,013.85         ZZ
                                      4.8750            338.07         1
                                     13.2500            278.64         70
    MEDFORD         OR    97504      12.8750       06/08/87
    0010704062                         .0000       08/01/87            00
    2872749                            .0000       07/01/17            0
    0                                 2.2500       12/01/88        12/01/04
    072/S48                           1.8750       01/01/89        01/01/05
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396153                           5.2500         44,800.00        100
                                      5.2500         20,524.94         ZZ
                                      4.8750            336.57         1
                                     13.2500            179.90         80
    MEDFORD         OR    97501      12.8750       10/26/87
    0010704096                         .0000       12/01/87            00
    2873192                            .0000       11/01/17            0
    0                                 2.2500       12/01/88        12/01/04
1


    072/S48                           1.8750       01/01/89        01/01/05
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396163                           4.5000         39,000.00        100
                                      4.5000         28,725.92         ZZ
                                      4.1250            327.93         2
                                     14.5000            232.85         75
    MEDFORD         OR    97504      14.1250       12/29/87
    0010704146                         .0000       02/01/88            00
    2873371                            .0000       01/01/18            0
    0                                 3.2500       06/01/89        06/01/04
    072/S48                           2.8750       07/01/89        07/01/04
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396164                           4.5000         39,000.00        100
                                      4.5000         28,693.74         ZZ
                                      4.1250            327.93         2
                                     14.5000            233.22         75
    MEDFORD         OR    97504      14.1250       12/29/87
    0010704153                         .0000       02/01/88            00
    2873389                            .0000       01/01/18            0
    0                                 3.2500       06/01/89        06/01/04
    072/S48                           2.8750       07/01/89        07/01/04
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396165                           4.5000         39,000.00        100
                                      4.5000         28,789.62         ZZ
                                      4.1250            327.93         2
                                     14.5000            233.58         75
    MEDFORD         OR    97504      14.1250       12/29/87
1


    0010704161                         .0000       02/01/88            00
    2873419                            .0000       01/01/18            0
    0                                 3.2500       06/01/89        06/01/04
    072/S48                           2.8750       07/01/89        07/01/04
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396166                           4.5000         24,300.00        100
                                      4.5000         17,933.96         ZZ
                                      4.1250            204.33         1
                                     14.5000            145.49         75
    MEDFORD         OR    97501      14.1250       12/29/87
    0010704179                         .0000       02/01/88            00
    2873427                            .0000       01/01/18            0
    0                                 3.2500       06/01/89        06/01/04
    072/S48                           2.8750       07/01/89        07/01/04
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396167                           4.5000         39,000.00        100
                                      4.5000         28,786.33         ZZ
                                      4.1250            327.93         2
                                     14.5000            233.27         75
    MEDFORD         OR    97504      14.1250       12/30/87
    0010704187                         .0000       02/01/88            00
    2873435                            .0000       01/01/18            0
    0                                 3.2500       06/01/89        06/01/04
    072/S48                           2.8750       07/01/89        07/01/04
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396168                           4.8750         52,700.00        100
                                      4.8750         37,482.88         ZZ
1


                                      4.5000            395.92         3
                                     13.2500            314.85         80
    MEDFORD         OR    97501      12.8750       12/29/87
    0010704195                         .0000       02/01/88            00
    2873443                            .0000       01/01/18            0
    0                                 2.2500       06/01/89        06/01/04
    072/S48                           1.8750       07/01/89        07/01/04
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396171                           4.2500         44,600.00        100
                                      4.2500         33,082.47         ZZ
                                      3.8750            335.06         2
                                     13.2500            257.16         75
    MEDFORD         OR    97504      12.8750       04/29/88
    0010704203                         .0000       08/01/88            00
    2873834                            .0000       07/01/18            0
    0                                 3.0000       12/01/89        12/01/04
    072/S48                           2.6250       01/01/90        01/01/05
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396173                           4.5000         28,500.00        100
                                      4.5000         20,910.93         ZZ
                                      4.1250            239.64         1
                                     14.5000            168.81         75
    ROSEBURG        OR    97470      14.1250       03/08/88
    0010704229                         .0000       04/01/88            00
    2873524                            .0000       03/01/18            0
    0                                 3.2500       06/01/89        06/01/04
    072/S48                           2.8750       07/01/89        07/01/04
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    1396180                           4.8750         45,000.00        100
                                      4.8750         15,003.26         ZZ
                                      4.5000            383.43         1
                                     13.2500            343.80         65
    CENTRAL POINT   OR    97502      12.8750       03/29/88
    0010704245                         .0000       05/01/88            00
    2873702                            .0000       04/01/08            0
    0                                 2.2500       06/01/89        06/01/04
    072/S48                           1.8750       07/01/89        07/01/04
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
      240                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396181                           4.8750         44,600.00        100
                                      4.8750         27,354.12         ZZ
                                      4.5000            335.06         1
                                     13.2500            234.14         79
    MEDFORD         OR    97501      12.8750       04/14/88
    0010704252                         .0000       06/01/88            00
    2873711                            .0000       05/01/18            0
    0                                 2.2500       06/01/89        06/01/04
    072/S48                           1.8750       07/01/89        07/01/04
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396182                           4.8750         52,000.00        100
                                      4.8750         38,027.83         ZZ
                                      4.5000            390.66         1
                                     13.2500            310.20         53
    TERREBONNE      OR    97760      12.8750       04/11/88
    0010704260                         .0000       06/01/88            00
    2873729                            .0000       05/01/18            0
    0                                 2.2500       06/01/89        06/01/04
    072/S48                           1.8750       07/01/89        07/01/04
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396192                           5.5000         50,800.00        100
                                      5.5000         35,962.17         ZZ
                                      5.1250            381.64         1
                                     13.2500            298.15         80
    JACKSONVILLE    OR    97530      12.8750       06/01/88
    0010704328                         .0000       12/01/88            00
    2873940                            .0000       11/01/18            0
    0                                 2.5000       12/01/89        12/01/04
    072/S48                           2.1250       01/01/89        01/01/05
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396203                           4.5000         36,000.00        100
                                      4.5000         10,023.00         ZZ
                                      4.1250            270.46         1
                                     13.2500             86.43         75
    ROGUE RIVER     OR    97537      12.8750       08/22/88
    0010704344                         .0000       10/01/88            00
    2874521                            .0000       09/01/18            0
    0                                 3.2500       12/01/89        12/01/04
    072/S48                           2.8750       01/01/90        01/01/05
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    1396207                           4.5000         43,800.00        100
                                      4.5000         29,898.59         ZZ
                                      4.1250            329.05         1
                                     13.2500            235.11         75
    GRANTS PASS     OR    97526      12.8750       09/26/88
    0010704369                         .0000       11/01/88            00
    2874768                            .0000       10/01/18            0
    0                                 3.2500       12/01/89        12/01/04
    072/S48                           2.8750       01/01/90        01/01/05
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396208                           4.5000         39,300.00        100
                                      4.5000         27,771.07         ZZ
                                      4.1250            295.25         1
                                     13.2500            216.70         75
    MEDFORD         OR    97501      12.8750       09/24/88
    0010704377                         .0000       11/01/88            00
    2874776                            .0000       10/01/18            0
    0                                 3.2500       12/01/89        12/01/04
    072/S48                           2.8750       01/01/90        01/01/05
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396231                           5.3750        110,250.00        100
                                      5.3750         76,792.49         ZZ
                                      5.0000            828.27         1
                                     13.2500            620.15         75
    ROGUE RIVER     OR    97537      12.8750       03/07/89
    0010704427                         .0000       05/01/89            00
    2875551                            .0000       04/01/19            0
    0                                 2.7500       06/01/90        06/01/04
    072/S48                           2.3750       07/01/90        07/01/04
      45                              7.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396232                           4.5000         53,600.00        100
                                      4.5000         39,540.11         T
                                      4.1250            402.68         1
                                     13.2500            305.04         75
    BEND            OR    97701      12.8750       03/17/89
    0010704435                         .0000       05/01/89            00
    2875578                            .0000       04/01/19            0
    0                                 3.2500       06/01/90        06/01/04
1


    072/S48                           2.8750       07/01/90        07/01/04
      45                              6.2500          .0000           .0000
    A                                10.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396237                           3.8750        143,200.00        100
                                      3.8750        104,557.66         ZZ
                                      3.5000          1,126.55         1
                                     13.7500            723.45         80
    MEDFORD         OR    97504      13.3750       05/24/90
    0010704443                         .0000       07/01/90            00
    2877074                            .0000       06/01/20            0
    0                                 2.7500       09/01/91        09/01/04
    072/S48                           2.3750       10/01/91        10/01/04
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          09/01/91
        .0000                           05             D           09/01/95
                                        O             .3750


    1396239                           3.8750         55,000.00        100
                                      3.8750         42,242.61         ZZ
                                      3.5000            437.60         1
                                     13.8750            295.40         87
    PHOENIX         OR    97535      13.5000       06/18/90
    0010704450                         .0000       08/01/90            14
    2877171                            .0000       07/01/20           17
    0                                 2.7500       09/01/91        09/01/04
    072/S48                           2.3750       10/01/91        10/01/04
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          09/01/91
        .0000                           05             D           09/01/95
                                        O             .3750


    1396252                           5.1250         61,200.00        100
                                      5.1250         39,876.97         ZZ
                                      4.7500            635.41         1
                                     17.1250            391.93         90
    PORTLAND        OR    97219      16.7500       04/16/85
1


    0010704492                         .0000       06/01/85            11
    7240309                            .0000       05/01/15           20
    0                                 2.3500       07/01/86        07/01/04
    072/S48                           1.9750       08/01/86        08/01/04
      45                             11.1250          .0000           .0000
    A                                13.1250           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          07/01/88
        .0000                           05             F           07/01/90
                                        O             .6250


    1396254                           3.6250         96,000.00        100
                                      3.6250         46,822.64         ZZ
                                      3.2500            878.15         1
                                     15.5000            408.30         85
    WEST LINN       OR    97068      15.1250       11/20/85
    0010704500                         .0000       01/01/86            23
    7241844                            .0000       12/01/15            0
    0                                 2.2500       01/01/87        01/01/05
    072/S48                           1.8750       02/01/87        02/01/05
      45                              8.5000          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              01          01/01/89
        .0000                           05             F           01/01/91
                                        O             .6250


    1396255                           4.8750         49,000.00        100
                                      4.8750         32,588.49         ZZ
                                      4.5000            425.50         1
                                     14.8750            309.36         77
    ORCHARD PARK    NY    14127      14.5000       08/29/85
    0010704518                        4.8750       10/01/85            00
    7412363                           4.5000       09/01/15            0
    0                                 3.0000       09/01/86        09/01/04
    072/S48                           2.6250       10/01/86        10/01/04
      45                              7.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396259                           4.7500         38,000.00        100
                                      4.7500         25,454.34         ZZ
1


                                      4.3750            326.48         1
                                     14.7500            238.45         80
    REDFORD         NY    12978      14.3750       09/20/85
    0010704526                        4.7500       11/01/85            00
    7423675                           4.3750       10/01/15            0
    0                                 3.0000       10/01/86        10/01/04
    072/S48                           2.6250       11/01/86        11/01/04
      45                              7.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396264                           4.5000         54,700.00        100
                                      4.5000          8,299.11         ZZ
                                      4.1250            509.89         1
                                     14.5000            453.36         80
    PULASKI         NY    13142      14.1250       09/13/85
    0010704542                        4.5000       11/01/85            00
    7428260                           4.1250       10/01/05            0
    0                                 3.0000       10/01/86        10/01/04
    072/S48                           2.6250       11/01/86        11/01/04
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      240                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396271                           4.5000         45,000.00        100
                                      4.5000         36,149.55         ZZ
                                      4.1250            299.39         1
                                     13.0000            245.23         75
    GOLD HILL       OR    97525      12.6250       01/31/92
    0010704583                         .0000       03/01/92            00
    8466068                            .0000       02/01/22            0
    0                                 3.2500       03/01/93        03/01/05
    072/S48                           2.8750       04/01/93        04/01/05
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    1396287                           3.7500         35,000.00        100
                                      3.7500         23,621.55         ZZ
                                      3.3750            278.48         1
                                     13.8750            158.15         59
    CENTRAL POINT   OR    97502      13.5000       12/19/90
    0010704625                         .0000       02/01/91            00
    8461805                            .0000       01/01/21            0
    0                                 2.5000       03/01/92        03/01/05
    072/S48                           2.1250       04/01/92        04/01/05
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396288                           3.7500         49,600.00        100
                                      3.7500         34,297.03         ZZ
                                      3.3750            394.64         1
                                     13.8750            229.23         80
    ROGUE RIVER     OR    97537      13.5000       12/21/90
    0010704633                         .0000       02/01/91            00
    8461830                            .0000       01/01/21            0
    0                                 2.5000       03/01/92        03/01/05
    072/S48                           2.1250       04/01/92        04/01/05
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396289                           4.2500         78,450.00        100
                                      4.2500         62,545.49         ZZ
                                      3.8750            652.51         1
                                     13.3750            434.01         62
    ASHLAND         OR    97520      13.0000       12/26/90
    0010704641                         .0000       02/01/91            00
    8461856                            .0000       01/01/21            0
    0                                 3.0000       03/01/92        03/01/05
    072/S48                           2.6250       04/01/92        04/01/05
      45                              7.3750          .0000           .0000
    A                                11.3750           12             12
      360                               1            2.0000          2.0000
       4.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           4              01          03/01/92
        .0000                           01             D           03/01/96
                                        N             .3750


    1396302                           3.7500         72,000.00        100
                                      3.7500         32,844.19         ZZ
                                      3.3750            560.01         1
                                     13.6250            248.43         80
    ROGUE RIVER     OR    97537      13.2500       03/12/91
    0010704666                         .0000       05/01/91            00
    8462135                            .0000       04/01/21            0
    0                                 2.5000       06/01/92        06/01/04
    072/S48                           2.1250       07/01/92        07/01/04
      45                              6.6250          .0000           .0000
    A                                10.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396318                           4.1250         61,500.00        100
                                      4.1250         48,457.31         ZZ
                                      3.7500            445.92         1
                                     13.8750            331.42         75
    ASHLAND         OR    97520      13.5000       05/20/91
    0010704690                         .0000       07/01/91            00
    8462721                            .0000       06/01/21            0
    0                                 3.0000       09/01/92        09/01/04
    072/S48                           2.6250       10/01/92        10/01/04
      45                              5.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          09/01/92
        .0000                           01             D           09/01/96
                                        O             .3750


    1396355                           4.0000        220,000.00        100
                                      4.0000          5,225.43         T
                                      3.6250          1,426.92         1
                                     12.7500             43.38         80
    GRANTS PASS     OR    97526      12.3750       11/07/91
    0010704781                         .0000       01/01/92            00
    8464421                            .0000       12/01/21            0
    0                                 2.7500       03/01/93        03/01/05
    072/S48                           2.3750       04/01/93        04/01/05
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396366                           4.6250         42,000.00        100
                                      4.6250         30,339.77         T
                                      4.2500            279.43         1
                                     13.0000            210.07         75
    BEND            OR    97701      12.6250       12/17/91
    0010704831                         .0000       02/01/92            00
    8465169                            .0000       01/01/22            0
    0                                 3.2500       01/01/93        01/01/05
    072/S48                           2.8750       02/01/93        02/01/05
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1396369                           4.6250         62,500.00        100
                                      4.6250         46,320.41         ZZ
                                      4.2500            415.81         1
                                     13.0000            322.20         57
    ASHLAND         OR    97520      12.6250       12/23/91
    0010704849                         .0000       02/01/92            00
    8465304                            .0000       01/01/22            0
    0                                 3.2500       01/01/93        01/01/05
    072/S48                           2.8750       02/01/93        02/01/05
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396384                           4.6250         37,500.00        100
                                      4.6250         26,019.95         ZZ
                                      4.2500            246.35         2
                                     12.8750            187.15         75
    KLAMATH FALLS   OR    97601      12.5000       02/05/92
    0010704872                         .0000       04/01/92            00
    8465924                            .0000       03/01/22            0
    0                                 3.2500       04/01/93        04/01/04
1


    072/S48                           2.8750       05/01/93        05/01/04
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396385                           4.2500        100,000.00        100
                                      4.2500         81,629.17         ZZ
                                      3.8750            648.60         1
                                     12.7500            543.03         75
    WHITE CITY      OR    97503      12.3750       01/27/92
    0010704880                         .0000       03/01/92            00
    8466009                            .0000       02/01/22            0
    0                                 3.0000       03/01/93        03/01/05
    072/S48                           2.6250       04/01/93        04/01/05
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          03/01/93
        .0000                           05             D           03/01/97
                                        O             .3750


    1396387                           4.5000         42,000.00        100
                                      4.5000         33,764.64         ZZ
                                      4.1250            279.43         1
                                     13.0000            229.05         70
    MEDFORD         OR    97501      12.6250       02/04/92
    0010704898                         .0000       03/01/92            00
    8466076                            .0000       02/01/22            0
    0                                 3.2500       03/01/93        03/01/05
    072/S48                           2.8750       04/01/93        04/01/05
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396393                           4.3750         99,750.00        100
                                      4.3750         79,761.75         ZZ
                                      4.0000            663.64         4
                                     13.0000            534.83         73
    BROOKINGS       OR    97415      12.6250       03/06/92
1


    0010704922                         .0000       05/01/92            00
    8467102                            .0000       04/01/22            0
    0                                 3.2500       05/01/93        05/01/04
    072/S48                           2.8750       06/01/93        06/01/04
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396400                           4.5000         41,300.00        100
                                      4.5000         31,323.08         ZZ
                                      4.1250            274.77         1
                                     13.0000            212.64         70
    BROOKINGS       OR    97415      12.6250       04/02/92
    0010704955                         .0000       06/01/92            00
    8468141                            .0000       05/01/22            0
    0                                 3.2500       06/01/93        06/01/04
    072/S48                           2.8750       07/01/93        07/01/04
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396413                           4.5000         38,000.00        100
                                      4.5000         30,765.91         ZZ
                                      4.1250            240.19         1
                                     12.5000            206.23         47
    ASHLAND         OR    97520      12.1250       05/13/92
    0010704971                         .0000       07/01/92            00
    8469318                            .0000       06/01/22            0
    0                                 3.2500       07/01/93        07/01/04
    072/S48                           2.8750       08/01/93        08/01/04
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396426                           4.2500         40,000.00        100
                                      4.2500         13,245.42         ZZ
1


                                      3.8750            348.44         1
                                     12.5000            355.73         58
    GRANTS PASS     OR    97526      12.1250       06/09/92
    0010705002                         .0000       08/01/92            00
    8469873                            .0000       07/01/07            0
    0                                 3.2500       08/01/93        08/01/04
    072/S48                           2.8750       09/01/93        09/01/04
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      180                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396479                           4.0000         28,875.00        100
                                      4.0000         24,037.70         ZZ
                                      3.6250            163.95         1
                                     11.5000            152.95         75
    KLAMATH FALLS   OR    97603      11.1250       09/01/92
    0010705143                         .0000       11/01/92            00
    8471321                            .0000       10/01/22            0
    0                                 2.7500       11/01/93        11/01/04
    072/S48                           2.3750       12/01/93        12/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396487                           4.5000         21,000.00        100
                                      4.5000         17,292.67         ZZ
                                      4.1250            125.91         1
                                     12.0000            115.34         70
    KLAMATH FALLS   OR    97601      11.6250       09/18/92
    0010705176                         .0000       11/01/92            00
    8471584                            .0000       10/01/22            0
    0                                 3.2500       11/01/93        11/01/04
    072/S48                           2.8750       12/01/93        12/01/04
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    1396492                           4.0000         41,250.00        100
                                      4.0000         13,749.42         ZZ
                                      3.6250            227.78         1
                                     11.2500             91.40         80
    MYRTLE CREEK    OR    97457      10.8750       09/24/92
    0010705184                         .0000       11/01/92            00
    8471665                            .0000       10/01/22            0
    0                                 2.7500       11/01/93        11/01/04
    072/S48                           2.3750       12/01/93        12/01/04
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396497                           4.0000         46,400.00        100
                                      4.0000         38,606.36         ZZ
                                      3.6250            256.22         1
                                     11.2500            245.64         80
    ROSEBURG        OR    97470      10.8750       09/24/92
    0010705192                         .0000       11/01/92            00
    8471789                            .0000       10/01/22            0
    0                                 2.7500       11/01/93        11/01/04
    072/S48                           2.3750       12/01/93        12/01/04
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396501                           4.0000         43,000.00        100
                                      4.0000         16,063.19         ZZ
                                      3.6250            230.83         1
                                     11.0000            104.46         34
    ASHLAND         OR    97520      10.6250       10/02/92
    0010705200                         .0000       12/01/92            00
    8471860                            .0000       11/01/22            0
    0                                 2.7500       12/01/93        12/01/04
    072/S48                           2.3750       01/01/94        01/01/05
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396549                           6.1250         52,000.00        100
                                      6.1250         32,823.20         ZZ
                                      5.7500            311.77         1
                                     11.0000            245.67         80
    MEDFORD         OR    97501      10.6250       11/23/92
    0010705259                         .0000       01/01/93            00
    8473005                            .0000       12/01/22            0
    0                                 3.0000       01/01/94        01/01/05
    072/S48                           2.6250       02/01/94        02/01/05
      45                              5.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          01/01/94
        .0000                           05             D           01/01/98
                                        O             .3750


    1396574                           4.0000         51,000.00        100
                                      4.0000         42,556.72         ZZ
                                      3.6250            273.78         1
                                     11.0000            268.35         44
    ROSEBURG        OR    97470      10.6250       12/17/92
    0010705317                         .0000       02/01/93            00
    8473421                            .0000       01/01/23            0
    0                                 2.7500       02/01/94        02/01/05
    072/S48                           2.3750       03/01/94        03/01/05
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396580                           4.5000        110,000.00        100
                                      4.5000         93,147.20         ZZ
                                      4.1250            641.93         1
                                     11.7500            611.91         67
    ASHLAND         OR    97520      11.3750       12/21/92
    0010705325                         .0000       02/01/93            00
    8473498                            .0000       01/01/23            0
    0                                 3.2500       02/01/94        02/01/05
    072/S48                           2.8750       03/01/94        03/01/05
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396593                           4.5000         31,500.00        100
                                      4.5000         25,376.41         ZZ
                                      4.1250            183.83         1
                                     11.7500            167.09         70
    KLAMATH FALLS   OR    97601      11.3750       12/30/92
    0010705333                         .0000       02/01/93            00
    8473765                            .0000       01/01/23            0
    0                                 3.2500       02/01/94        02/01/05
    072/S48                           2.8750       03/01/94        03/01/05
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396610                           4.3750         35,700.00        100
                                      4.3750         30,264.18         ZZ
                                      4.0000            202.70         2
                                     11.5000            193.06         70
    KLAMATH FALLS   OR    97601      11.1250       07/28/93
    0010705390                         .0000       09/01/93            00
    8479038                            .0000       08/01/23            0
    0                                 3.2500       09/01/94        09/01/04
    072/S48                           2.8750       10/01/94        10/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396638                           4.6250         53,500.00        100
                                      4.6250         43,338.25         ZZ
                                      4.2500            312.21         2
                                     11.7500            288.01         63
    BEND            OR    97701      11.3750       02/19/93
    0010705457                         .0000       04/01/93            00
    8474648                            .0000       03/01/23            0
    0                                 3.2500       04/01/94        04/01/04
1


    072/S48                           2.8750       05/01/94        05/01/04
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396640                           4.6250        105,000.00        100
                                      4.6250         88,654.55         ZZ
                                      4.2500            612.75         1
                                     11.7500            585.09         75
    EAGLE POINT     OR    97530      11.3750       02/18/93
    0010705465                         .0000       04/01/93            00
    8474664                            .0000       03/01/23            0
    0                                 3.2500       04/01/94        04/01/04
    072/S48                           2.8750       05/01/94        05/01/04
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396642                           4.1250         54,400.00        100
                                      4.1250         45,033.46         ZZ
                                      3.7500            292.03         1
                                     11.0000            285.25         80
    KLAMATH FALLS   OR    97601      10.6250       02/22/93
    0010705473                         .0000       04/01/93            00
    8474681                            .0000       03/01/23            0
    0                                 2.7500       04/01/94        04/01/04
    072/S48                           2.3750       05/01/94        05/01/04
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396647                           5.5000         45,000.00        100
                                      5.5000         37,796.21         ZZ
                                      5.1250            269.80         1
                                     11.0000            267.55         36
    ASHLAND         OR    97520      10.6250       02/19/93
1


    0010705481                         .0000       04/01/93            00
    8474761                            .0000       03/01/23            0
    0                                 2.7500       04/01/94        04/01/04
    072/S48                           2.3750       05/01/94        05/01/04
      45                              5.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396678                           3.8750         87,000.00        100
                                      3.8750         72,921.35         ZZ
                                      3.5000            467.04         1
                                     11.0000            451.04         90
    KENO            OR    97627      10.6250       03/26/93
    0010705531                         .0000       05/01/93            14
    8475512                            .0000       04/01/23           17
    0                                 2.7500       05/01/94        05/01/04
    072/S48                           2.3750       06/01/94        06/01/04
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396683                           4.0000         40,000.00        100
                                      4.0000         30,772.14         ZZ
                                      3.6250            214.73         1
                                     11.0000            191.78         80
    KLAMATH FALLS   OR    97603      10.6250       04/02/93
    0010705549                         .0000       06/01/93            00
    8475580                            .0000       05/01/23            0
    0                                 2.7500       06/01/94        06/01/04
    072/S48                           2.3750       07/01/94        07/01/04
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396697                           4.0000         70,000.00        100
                                      4.0000          7,859.26         ZZ
1


                                      3.6250            375.78         1
                                     11.0000             90.38         42
    ROSEBURG        OR    97470      10.6250       04/20/93
    0010705580                         .0000       06/01/93            00
    8476012                            .0000       05/01/23            0
    0                                 2.7500       06/01/94        06/01/04
    072/S48                           2.3750       07/01/94        07/01/04
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396699                           4.5000         51,000.00        100
                                      4.5000         43,414.58         T
                                      4.1250            289.57         1
                                     11.5000            282.05         75
    MEDFORD         OR    97501      11.1250       04/19/93
    0010705598                         .0000       06/01/93            00
    8476071                            .0000       05/01/23            0
    0                                 3.2500       06/01/94        06/01/04
    072/S48                           2.8750       07/01/94        07/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396732                           4.0000         25,000.00        100
                                      4.0000          9,639.42         ZZ
                                      3.6250            134.21         1
                                     11.0000             62.89         45
    ROSEBURG        OR    97470      10.6250       05/14/93
    0010705648                         .0000       07/01/93            00
    8476896                            .0000       06/01/23            0
    0                                 2.7500       07/01/94        07/01/04
    072/S48                           2.3750       08/01/94        08/01/04
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1396736                           5.5000         37,500.00        100
                                      5.5000         31,899.95         ZZ
                                      5.1250            224.83         1
                                     11.0000            224.15         32
    GRANTS PASS     OR    97527      10.6250       05/18/93
    0010705663                         .0000       07/01/93            00
    8476977                            .0000       06/01/23            0
    0                                 2.7500       07/01/94        07/01/04
    072/S48                           2.3750       08/01/94        08/01/04
      45                              5.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396740                           5.5000        111,600.00        100
                                      5.5000         93,711.37         ZZ
                                      5.1250            669.10         1
                                     11.0000            658.48         80
    ASHLAND         OR    97520      10.6250       05/21/93
    0010705697                         .0000       07/01/93            00
    8477124                            .0000       06/01/23            0
    0                                 2.7500       07/01/94        07/01/04
    072/S48                           2.3750       08/01/94        08/01/04
      45                              5.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396745                           4.5000         60,000.00        100
                                      4.5000         43,901.80         ZZ
                                      4.1250            340.67         1
                                     11.5000            301.32         35
    MEDFORD         OR    97504      11.1250       05/28/93
    0010705721                         .0000       07/01/93            00
    8477248                            .0000       06/01/23            0
    0                                 3.2500       07/01/94        07/01/04
    072/S48                           2.8750       08/01/94        08/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396746                           4.5000         60,000.00        100
                                      4.5000         24,251.08         ZZ
                                      4.1250            490.25         1
                                     11.5000            524.62         64
    KLAMATH FALLS   OR    97601      11.1250       05/27/93
    0010705739                         .0000       07/01/93            00
    8477264                            .0000       06/01/08            0
    0                                 3.2500       07/01/94        07/01/04
    072/S48                           2.8750       08/01/94        08/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      180                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           4              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396774                           4.2500         40,000.00        100
                                      4.2500         31,630.44         ZZ
                                      3.8750            227.12         1
                                     11.5000            201.46         62
    JACKSONVILLE    OR    97530      11.1250       06/16/93
    0010705812                         .0000       08/01/93            00
    8477957                            .0000       07/01/23            0
    0                                 3.2500       08/01/94        08/01/04
    072/S48                           2.8750       09/01/94        09/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    1396787                           6.3750         81,500.00        100
                                      6.3750         70,613.34         ZZ
                                      6.0000            515.14         2
                                     11.5000            530.24         50
    MEDFORD         OR    97501      11.1250       06/25/93
    0010705820                         .0000       08/01/93            00
    8478236                            .0000       07/01/23            0
    0                                 3.2500       08/01/94        08/01/04
    072/S48                           2.8750       09/01/94        09/01/04
      45                              5.5000          .0000           .0000
    A                                 7.5000           12             12
1


      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396798                           3.8750         48,000.00        100
                                      3.8750         39,461.09         ZZ
                                      3.5000            257.67         1
                                     11.0000            241.25         80
    WINSTON         OR    97496      10.6250       07/14/93
    0800093221                         .0000       09/01/93            00
    8478589                            .0000       08/01/23            0
    0                                 2.7500       09/01/94        09/01/04
    072/K61                           2.3750       10/01/94        10/01/04
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396803                           3.8750         49,600.00        100
                                      3.8750         41,869.92         ZZ
                                      3.5000            266.26         1
                                     11.0000            255.98         80
    ROSEBURG        OR    97470      10.6250       07/16/93
    0010705846                         .0000       09/01/93            00
    8478694                            .0000       08/01/23            0
    0                                 2.7500       09/01/94        09/01/04
    072/S48                           2.3750       10/01/94        10/01/04
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396816                           6.3750         64,400.00        100
                                      6.3750         56,035.86         ZZ
                                      6.0000            407.05         1
                                     11.5000            418.95         75
    GRANTS PASS     OR    97527      11.1250       08/02/93
    0010705879                         .0000       10/01/93            00
    8479186                            .0000       09/01/23            0
    0                                 3.2500       10/01/94        10/01/04
1


    072/S48                           2.8750       11/01/94        11/01/04
      45                              5.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396838                           4.5000         67,200.00        100
                                      4.5000         56,315.59         ZZ
                                      4.1250            381.55         1
                                     11.5000            360.97         70
    GRANTS PASS     OR    97527      11.1250       09/03/93
    0010705937                         .0000       11/01/93            00
    8479780                            .0000       10/01/23            0
    0                                 3.2500       11/01/94        11/01/04
    072/S48                           2.8750       12/01/94        12/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396841                           4.5000         94,100.00        100
                                      4.5000         81,067.33         ZZ
                                      4.1250            534.29         1
                                     11.5000            519.62         75
    KLAMATH FALLS   OR    97601      11.1250       09/01/93
    0010705945                         .0000       11/01/93            00
    8479810                            .0000       10/01/23            0
    0                                 3.2500       11/01/94        11/01/04
    072/S48                           2.8750       12/01/94        12/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1396858                           3.7500         60,000.00        100
                                      3.7500         36,776.77         ZZ
                                      3.3750            594.18         1
                                     16.5000            349.05         60
    PUTNAM VALLEY   NY    10579      16.1250       10/05/84
1


    0010705960                         .0000       12/01/84            00
    9262580                            .0000       11/01/14            0
    0                                 2.5000       11/01/85        11/01/04
    072/S48                           2.1250       12/01/85        12/01/04
      45                              9.0000          .0000           .0000
    A                                14.0000           12             12
      360                               1            2.5000          2.5000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396862                           4.0000        120,000.00        100
                                      4.0000        100,221.62         ZZ
                                      3.6250            625.98         1
                                     10.7500            615.78         67
    JACKSONVILLE    OR    97530      10.3750       09/14/93
    0010705986                         .0000       11/01/93            00
    9262997                            .0000       10/01/23            0
    0                                 2.7500       11/01/94        11/01/04
    072/S48                           2.3750       12/01/94        12/01/04
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396865                           4.5000         39,200.00        100
                                      4.5000         33,555.40         T
                                      4.1250            222.57         1
                                     11.5000            215.08         70
    MEDFORD         OR    97501      11.1250       09/17/93
    0010706000                         .0000       11/01/93            00
    9263098                            .0000       10/01/23            0
    0                                 3.2500       11/01/94        11/01/04
    072/S48                           2.8750       12/01/94        12/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396874                           4.0000         76,500.00        100
                                      4.0000         64,625.31         ZZ
1


                                      3.6250            399.06         1
                                     10.7500            396.77         80
    KLAMATH FALLS   OR    97601      10.3750       10/01/93
    0010706034                         .0000       12/01/93            00
    9263454                            .0000       11/01/23            0
    0                                 2.7500       12/01/94        12/01/04
    072/S48                           2.3750       01/01/95        01/01/05
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396876                           5.7500         71,500.00        100
                                      5.7500         61,407.87         ZZ
                                      5.3750            417.26         1
                                     10.7500            435.04         80
    BEND            OR    97701      10.3750       10/11/93
    0010706042                         .0000       12/01/93            00
    9263535                            .0000       11/01/23            0
    0                                 2.7500       12/01/94        12/01/04
    072/S48                           2.3750       01/01/95        01/01/05
      45                              4.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1396878                           6.5000         50,000.00        100
                                      6.5000         43,825.41         ZZ
                                      6.1250            332.65         1
                                     12.0000            329.46         67
    MEDFORD         OR    97501      11.6250       10/13/93
    0010706059                         .0000       12/01/93            00
    9263586                            .0000       11/01/23            0
    0                                 3.5000       12/01/94        12/01/04
    072/S48                           3.1250       01/01/95        01/01/05
      45                              6.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    1396885                           4.0000         64,000.00        100
                                      4.0000         51,865.02         ZZ
                                      3.6250            333.85         1
                                     10.7500            317.77         80
    UMPQUA          OR    97486      10.3750       10/21/93
    0010706067                         .0000       12/01/93            00
    9264060                            .0000       11/01/23            0
    0                                 2.7500       12/01/94        12/01/04
    072/S48                           2.3750       01/01/95        01/01/05
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396891                           4.1250         51,200.00        100
                                      4.1250         41,954.18         ZZ
                                      3.7500            267.08         1
                                     10.7500            259.10         78
    KLAMATH FALLS   OR    97603      10.3750       11/05/93
    0010706075                         .0000       01/01/94            00
    9264264                            .0000       12/01/23            0
    0                                 2.7500       01/01/95        01/01/05
    072/S48                           2.3750       02/01/95        02/01/05
      45                              2.7500          .0000           .0000
    A                                 6.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1396914                           3.8750         43,200.00        100
                                      3.8750          8,847.49         ZZ
                                      3.5000            359.32         1
                                     15.3750             86.03         80
    HOUSTON         TX    77027      15.0000       04/30/90
    4608453                            .0000       06/01/90            00
    4608453                            .0000       05/01/20            0
    0                                 2.7500       05/01/91        05/01/04
    177/447                           2.3750       06/01/91        06/01/04
      45                              7.3750          .0000           .0000
    A                                11.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1396931                           3.8750        330,000.00        100
                                      3.8750        259,865.74         ZZ
                                      3.5000          1,647.64         1
                                     10.3750          1,664.16         70
    PORT HURON      MI    48060      10.0000       04/30/92
    1297023                            .0000       06/01/92            00
    1297023                            .0000       05/01/22            0
    0                                 2.7500       05/01/93        05/01/04
    177/447                           2.3750       06/01/93        06/01/04
      45                              2.3750          .0000           .0000
    A                                 6.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1397849                           4.2500         31,400.00        100
                                      4.2500         24,802.27         ZZ
                                      3.8750            261.17         1
                                     14.3750            172.69         75
    COOS BAY        OR    97420      14.0000       11/07/90
    0010706091                         .0000       01/01/91            00
    8461694                            .0000       12/01/20            0
    0                                 3.0000       03/01/92        03/01/05
    072/S48                           2.6250       04/01/92        04/01/05
      45                              7.3750          .0000           .0000
    A                                11.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1397859                           4.2500         42,000.00        100
                                      4.2500         33,517.18         ZZ
                                      3.8750            349.33         1
                                     14.3750            234.17         74
    GOLD HILL       OR    97525      14.0000       10/01/90
    0010706109                         .0000       12/01/90            00
    8461481                            .0000       11/01/20            0
    0                                 3.0000       12/01/91        12/01/04
    072/S48                           2.6250       01/01/92        01/01/05
      45                              7.3750          .0000           .0000
    A                                11.3750           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1397871                           4.5000         45,000.00        100
                                      4.5000         38,290.30         ZZ
                                      4.1250            255.51         1
                                     11.5000            246.87         66
    EAGLE POINT     OR    97524      11.1250       04/30/93
    0010706174                         .0000       06/01/93            00
    2                                  .0000       05/01/23            0
    0                                 3.2500       06/01/94        06/01/04
    072/S48                           2.8750       07/01/94        07/01/04
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1397873                           4.5000         32,200.00        100
                                      4.5000         12,095.00         ZZ
                                      4.1250            267.39         1
                                     11.7500            281.17         70
    KLAMATH FALLS   OR    97601      11.3750       01/15/93
    0010706182                         .0000       03/01/93            00
    3                                  .0000       02/01/08            0
    0                                 3.2500       03/01/94        03/01/05
    072/S48                           2.8750       04/01/94        04/01/05
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      180                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1421261                          10.9900        104,400.00        100
                                     10.9900         97,411.82         ZZ
                                     10.4900            839.27         1
                                     14.9900            990.82         90
    LAS VEGAS       NV    89121      14.4900       03/28/95
    0800019234                       10.9900       05/15/95            23
    0395003                          10.4900       04/15/25            0
    0                                 5.1250       10/15/95        04/15/04
1


    B56/K61                           4.6250       11/15/95        05/15/04
      25                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               E            1.5000          1.5000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1466098                          10.2500         71,400.00        100
                                     10.2500         63,743.64         ZZ
                                      9.7500            639.82         1
                                     16.2500            614.62         85
    KENNEWICK       WA    99337      15.7500       10/02/95
    0800023236                       10.2500       12/01/95            23
    7850944                           9.7500       11/01/25            0
    0                                 5.1500       11/01/98        11/01/04
    862/K61                           4.6500       12/01/98        12/01/04
      45                             10.2500          .0000           .0000
    A                                13.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1522006                           6.5000         57,750.00        100
                                      6.5000         51,403.18         ZZ
                                      6.0000            511.07         1
                                     16.1000            367.92         55
    WASHINGTON      DC    20011      15.6000       04/16/96
    0800039323                         .0000       05/22/96            00
    FC6041044                          .0000       04/22/26            0
    0                                 5.2500       10/22/96        04/22/04
    F77/K61                           4.7500       11/22/96        05/22/04
      45                              9.1000          .0000           .0000
    A                                11.1000            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1526395                           9.4500        111,000.00        100
                                      9.4500        104,446.42         ZZ
                                      8.9500            929.31         1
                                     15.4500            934.98         70
    SOUTHWICK       MA    01077      14.9500       08/07/96
1


    0800040974                        9.4500       10/01/96            00
    409243                            8.9500       09/01/26            0
    0                                 5.2500       03/01/97        09/01/04
    921/K61                           4.7500       04/01/97        10/01/04
      25                              9.4500          .0000           .0000
    A                                10.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1530161                           9.4900         63,750.00        100
                                      9.4900         60,454.32         ZZ
                                      8.9900            535.58         1
                                     15.9900            542.80         85
    OREANA          IL    62554      15.4900       08/16/96
    0800043085                        9.4900       10/01/96            23
    5190209                           8.9900       09/01/26            0
    0                                 7.0000       09/01/98        09/01/04
    147/K61                           6.5000       10/01/98        10/01/04
      25                              9.4900          .0000           .0000
    A                                12.4900            6              6
      360                               9            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1534387                           6.0000        128,800.00        100
                                      6.0000        119,912.69         ZZ
                                      5.5000            990.36         1
                                     14.5000            807.84         80
    TAKOMA PARK     MD    20912      14.0000       10/31/96
    0800045122                         .0000       12/01/96            00
    RS101                              .0000       11/01/26            0
    0                                 4.7500       11/01/97        11/01/04
    B25/K61                           4.2500       12/01/97        12/01/04
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1535484                           6.6250         94,400.00        100
                                      6.6250         85,464.87         ZZ
1


                                      6.1250            819.72         1
                                     16.8750            607.48         76
    SALT LAKE CITY  UT    84105      16.3750       11/15/96
    0800046054                         .0000       01/01/97            00
    LAMOREAUX                          .0000       12/01/26            0
    0                                 5.3750       12/01/99        06/01/04
    E59/K61                           4.8750       01/01/00        07/01/04
      45                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1535679                           7.5000        110,500.00        100
                                      7.5000        104,349.46         ZZ
                                      7.0000            929.15         1
                                     15.5000            798.90         85
    CAPITOL HEIGHT  MD    20743      15.0000       11/04/96
    0800046195                         .0000       12/01/96            23
    CPK075                             .0000       11/01/26            0
    0                                 6.2500       11/01/97        11/01/04
    B25/K61                           5.7500       12/01/97        12/01/04
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1536492                           6.3750         93,600.00        100
                                      6.3750         87,004.57         ZZ
                                      5.8750            821.41         1
                                     16.0000            605.50         80
    CORPUS CHRISTI  TX    78418      15.5000       10/10/96
    0800046591                         .0000       12/01/96            00
    0410268254                         .0000       11/01/26            0
    0                                 5.2500       11/01/98        05/01/04
    E22/K61                           4.7500       12/01/98        06/01/04
      25                              7.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1537582                           6.3750         40,600.00        100
                                      6.3750         38,037.21         ZZ
                                      5.8750            348.82         1
                                     15.7500            264.72         70
    SOUTH BEND      IN    46619      15.2500       10/25/96
    0800047243                         .0000       12/01/96            00
    0410261192                         .0000       11/01/26            0
    0                                 5.2500       11/01/98        05/01/04
    E22/K61                           4.7500       12/01/98        06/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1541139                           7.6250         76,050.00        100
                                      7.6250         72,190.48         ZZ
                                      7.1250            688.57         1
                                     16.3750            556.89         90
    FOLLANSBEE      WV    26037      15.8750       12/10/96
    0800049041                         .0000       02/01/97            23
    21196665                           .0000       01/01/27            0
    0                                 6.3750       01/01/00        07/01/04
    B65/K61                           5.8750       02/01/00        08/01/04
      25                              7.3750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1542180                           7.5000        119,700.00        100
                                      7.5000        113,047.30         ZZ
                                      7.0000            952.39         1
                                     14.8750            864.29         90
    HYATTSVILLE     MD    20784      14.3750       12/10/96
    0800050387                         .0000       01/01/97            23
    CPK82                              .0000       12/01/26            0
    0                                 6.2500       12/01/97        12/01/04
    B25/K61                           5.7500       01/01/98        01/01/05
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1542458                           6.5000        109,300.00        100
                                      6.5000        102,454.83         ZZ
                                      6.0000            879.46         1
                                     15.0000            717.59         73
    VINTON          OH    45686      14.5000       01/08/97
    0800050528                         .0000       03/01/97            00
    31096624                           .0000       02/01/27            0
    0                                 5.2500       02/01/98        02/01/05
    B65/K61                           4.7500       03/01/98        03/01/05
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1542656                           6.0000        170,000.00        100
                                      6.0000        155,340.91         ZZ
                                      5.5000          1,322.25         1
                                     14.6250          1,045.40         80
    COLORADO SPRIN  CO    80919      14.1250       11/14/96
    0800050650                         .0000       01/01/97            00
    R10048                             .0000       12/01/26            0
    0                                 4.7500       12/01/99        06/01/04
    A01/K61                           4.2500       01/01/00        07/01/04
      25                              7.6250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1542953                           7.1250         91,500.00        100
                                      7.1250         86,270.49         ZZ
                                      6.6250            777.74         1
                                     15.6250            637.36         75
    DOVER TOWNSHIP  NJ    08753      15.1250       01/14/97
    0800050825                         .0000       03/01/97            00
    5032                               .0000       02/01/27            0
    0                                 5.8750       02/01/00        08/01/04
    F96/K61                           5.3750       03/01/00        09/01/04
      25                              6.6250          .0000           .0000
    A                                12.6250            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1543184                           7.0000        130,500.00        100
                                      7.0000        122,923.71         ZZ
                                      6.5000          1,109.24         1
                                     15.6250            901.23         90
    WINSTON-SALEM   NC    27103      15.1250       11/14/96
    0800050940                         .0000       01/01/97            23
    0410248702                         .0000       12/01/26            0
    0                                 5.7500       12/01/97        12/01/04
    E22/K61                           5.2500       01/01/98        01/01/05
      45                              7.6250          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1543185                           7.2500         97,100.00        100
                                      7.2500         91,241.26         ZZ
                                      6.7500            888.21         1
                                     16.5000            684.08         90
    GREENSBORO      NC    27406      16.0000       11/15/96
    0800050957                         .0000       01/01/97            23
    0410249304                         .0000       12/01/26            0
    0                                 6.0000       12/01/97        12/01/04
    E22/K61                           5.5000       01/01/98        01/01/05
      45                              8.5000          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1543554                           6.7500         42,500.00        100
                                      6.7500         39,861.65         ZZ
                                      6.2500            349.64         1
                                     15.2500            285.65         85
    BESSEMER        AL    35020      14.7500       12/20/96
    0800051054                         .0000       02/01/97            23
    962235729                          .0000       01/01/27            0
    0                                 5.3750       01/01/98        01/01/05
1


    575/K61                           4.8750       02/01/98        02/01/05
      45                              7.2500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1543889                          11.5000         36,900.00        100
                                     11.5000         35,465.78         ZZ
                                     11.0000            365.42         1
                                     17.5000            366.76         90
    MEMPHIS         TN    38128      17.0000       01/06/97
    0800051286                       11.5000       02/01/97            23
    961364                           11.0000       01/01/27            0
    0                                 7.0000       01/01/00        07/01/04
    922/K61                           6.5000       02/01/00        08/01/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1544197                           5.3750        320,000.00        100
                                      5.3750        296,350.83         ZZ
                                      4.8750          2,432.24         1
                                     13.3750          1,879.88         86
    CHICO           CA    95973      12.8750       12/23/96
    0800051476                         .0000       02/01/97            23
    9517541                            .0000       01/01/27            0
    0                                 4.0000       01/01/98        01/01/05
    637/K61                           3.5000       02/01/98        02/01/05
      45                              6.3750          .0000           .0000
    A                                10.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1544689                           6.6250        179,000.00        100
                                      6.6250        167,366.88         ZZ
                                      6.1250          1,360.53         1
                                     14.3750          1,188.36         76
    HILTON HEAD     SC    29928      13.8750       11/29/96
1


    0800051617                         .0000       01/01/97            00
    96SM0166                           .0000       12/01/26            0
    0                                 5.3750       12/01/97        12/01/04
    766/K61                           4.8750       01/01/98        01/01/05
      45                              6.3750          .0000           .0000
    A                                10.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1544801                           6.7500        233,750.00        100
                                      6.7500        218,495.02         ZZ
                                      6.2500          1,901.87         1
                                     15.1250          1,563.33         85
    GRIDLEY         CA    95948      14.6250       01/23/97
    0800051633                         .0000       03/01/97            23
    3300016006BA                       .0000       02/01/27            0
    0                                 5.5000       02/01/98        02/01/05
    H07/K61                           5.0000       03/01/98        03/01/05
      45                              7.1250          .0000           .0000
    A                                11.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1545807                          10.4500         91,462.00        100
                                     10.4500         86,877.96         ZZ
                                      9.9500            833.22         1
                                     16.4500            837.89         75
    RICHMOND        VA    23233      15.9500       07/25/96
    0800051906                       10.4500       09/01/96            00
    922878                            9.9500       08/01/26            0
    0                                 6.3750       02/01/97        08/01/04
    B32/K61                           5.8750       03/01/97        09/01/04
      25                             10.4500          .0000           .0000
    A                                11.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1545821                           7.2500         67,500.00        100
                                      7.2500         63,979.49         ZZ
1


                                      6.7500            636.45         1
                                     16.8750            479.06         90
    DELTONA         FL    32725      16.3750       11/27/96
    0800051922                         .0000       01/01/97            23
    0410248546                         .0000       12/01/26            0
    0                                 6.0000       12/01/98        06/01/04
    E22/K61                           5.5000       01/01/99        07/01/04
      25                              7.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1546890                           8.3750         81,000.00        100
                                      8.3750         19,930.89         ZZ
                                      7.8750            684.05         1
                                     15.5500            165.90         90
    WASHOUGAL       WA    98671      15.0500       12/06/96
    0800052748                        7.1000       02/01/97            23
    107076                            6.6000       01/01/27            0
    0                                 7.1000       01/01/99        07/01/04
    894/K61                           6.6000       02/01/99        08/01/04
      25                              6.5500          .0000           .0000
    A                                12.5500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.4500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1547142                           7.3750         66,600.00        100
                                      7.3750         63,243.57         ZZ
                                      6.8750            590.62         1
                                     16.1250            477.85         88
    FOREST PARK     GA    30050      15.6250       01/06/97
    0800053001                         .0000       02/01/97            23
    12345                              .0000       01/01/27            0
    0                                 6.1250       07/01/97        07/01/04
    896/K61                           5.6250       08/01/97        08/01/04
      25                              9.1250          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1548603                           7.5000         52,200.00        100
                                      7.5000         49,388.72         ZZ
                                      7.0000            438.93         1
                                     15.5000            378.12         90
    O'FALLON        IL    62269      15.0000       10/31/96
    0800053977                         .0000       12/01/96            23
    8135660                            .0000       11/01/26            0
    0                                 6.2500       11/01/97        11/01/04
    776/K61                           5.7500       12/01/97        12/01/04
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1549489                           6.8750         56,250.00        100
                                      6.8750         45,459.65         ZZ
                                      6.3750            546.33         1
                                     17.2500            329.77         75
    SAN ANTONIO     TX    78230      16.7500       11/13/96
    0800054413                         .0000       01/01/97            00
    810857                             .0000       12/01/26            0
    0                                 5.6250       12/01/98        06/01/04
    A38/K61                           5.1250       01/01/99        07/01/04
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1549589                           8.0000        157,250.00        100
                                      8.0000        149,323.66         ZZ
                                      7.5000          1,497.53         1
                                     18.0000          1,187.83         85
    NORTH OGDEN     UT    84414      17.5000       12/18/96
    0800054470                         .0000       02/01/97            23
    LA96000380                         .0000       01/01/27            0
    0                                 6.7500       01/01/99        07/01/04
    E06/K61                           6.2500       02/01/99        08/01/04
      45                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1549987                           7.0000         80,500.00        100
                                      7.0000         74,654.08         ZZ
                                      6.5000            647.72         1
                                     15.0000            548.52         70
    LANDSDOWNE      PA    19050      14.5000       01/21/97
    0800054801                         .0000       03/01/97            00
    972249613                          .0000       02/01/27            0
    0                                 5.7500       02/01/98        02/01/05
    575/K61                           5.2500       03/01/98        03/01/05
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1550184                           6.1250        101,500.00        100
                                      6.1250         94,866.81         ZZ
                                      5.6250            798.51         1
                                     14.7500            643.76         70
    LAKE PEEKSKILL  NY    10537      14.2500       12/06/96
    295219068000000                    .0000       02/01/97            00
    521906                             .0000       01/01/27            0
    0                                 4.7500       01/01/98        01/01/05
    562/562                           4.2500       02/01/98        02/01/05
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1550471                           6.7500         90,450.00        100
                                      6.7500         84,665.79         ZZ
                                      6.2500            810.53         1
                                     16.2500            606.22         80
    ST MARYS        GA    31558      15.7500       01/03/97
    0800054967                         .0000       03/01/97            00
    53887                              .0000       02/01/27            0
    0                                 5.5000       02/01/00        08/01/04
    455/K61                           5.0000       03/01/00        09/01/04
      25                              9.2500          .0000           .0000
    A                                11.2500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1550829                           7.5000         32,300.00        100
                                      7.5000         22,539.77         ZZ
                                      7.0000            274.55         1
                                     15.6250            172.99         85
    HOUSTON         TX    77032      15.1250       02/25/97
    0800055121                         .0000       04/01/97            23
    972032597                          .0000       03/01/27            0
    0                                 6.2500       03/01/98        03/01/05
    575/K61                           5.7500       04/01/98        04/01/05
      45                              7.6250          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1551383                           7.0000         61,600.00        100
                                      7.0000         57,277.44         ZZ
                                      6.5000            523.59         1
                                     15.6250            419.44         80
    TAMPA           FL    33647      15.1250       12/31/96
    0800055493                         .0000       02/01/97            00
    96DA0595                           .0000       01/01/27            0
    0                                 5.7500       01/01/98        07/01/04
    766/K61                           5.2500       02/01/98        08/01/04
      25                              6.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1553595                          10.7500         76,500.00        100
                                     10.7500         72,534.27         ZZ
                                     10.2500            714.11         1
                                     16.7500            710.39         85
    BRICK           NJ    08723      16.2500       02/07/97
    0800056335                       10.7500       04/01/97            23
    970112                           10.2500       03/01/27            0
    0                                 6.5000       03/01/98        03/01/05
1


    922/K61                           6.0000       04/01/98        04/01/05
      45                             10.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1554081                           6.5000         95,000.00        100
                                      6.5000         88,628.20         ZZ
                                      6.0000            720.39         1
                                     14.3500            621.00         66
    REARDAN         WA    99029      13.8500       01/09/97
    0800056814                        5.2500       03/01/97            00
    400448                            4.7500       02/01/27            0
    0                                 5.2500       02/01/00        08/01/04
    894/K61                           4.7500       03/01/00        09/01/04
      25                              5.3500          .0000           .0000
    A                                11.3500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       3.1000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1554174                           7.0000        296,000.00        100
                                      7.0000        275,617.23         ZZ
                                      6.5000          2,244.59         1
                                     14.3500          2,014.74         80
    COLBERT         WA    99005      13.8500       01/09/97
    0800056855                        5.7250       03/01/97            00
    400442                            5.2250       02/01/27            0
    0                                 5.7250       02/01/99        08/01/04
    894/K61                           5.2250       03/01/99        09/01/04
      25                              5.7250          .0000           .0000
    A                                11.3500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.6250                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1554176                           6.7500         80,000.00        100
                                      6.7500         75,046.40         ZZ
                                      6.2500            584.23         1
                                     13.9500            537.78         80
    SPOKANE         WA    99205      13.4500       12/23/96
1


    0800056863                        5.5000       02/01/97            00
    400431                            5.0000       01/01/27            0
    0                                 5.5000       01/01/99        07/01/04
    894/K61                           5.0000       02/01/99        08/01/04
      25                              5.5000          .0000           .0000
    A                                10.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.4500                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1554640                           6.2500         99,900.00        100
                                      6.2500         93,874.45         ZZ
                                      5.7500            876.69         1
                                     16.0000            644.09         57
    VIENNA          VA    22180      15.5000       12/26/96
    0800057101                         .0000       02/01/97            00
    0410256135                         .0000       01/01/27            0
    0                                 5.0000       01/01/00        07/01/04
    E22/K61                           4.5000       02/01/00        08/01/04
      25                              7.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1555891                           7.2500         80,550.00        100
                                      7.2500         76,118.90         ZZ
                                      6.7500            692.05         1
                                     15.7500            567.53         90
    COLONIAL BEACH  VA    22443      15.2500       02/17/97
    0800058042                         .0000       04/01/97            23
    9010143                            .0000       03/01/27            0
    0                                 6.0000       03/01/98        03/01/05
    696/K61                           5.5000       04/01/98        04/01/05
      45                              7.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1556107                           9.5000        125,600.00        100
                                      9.5000        118,720.14         ZZ
1


                                      9.0000          1,056.12         1
                                     15.5000          1,060.14         80
    ELMONT          NY    11003      15.0000       02/25/97
    0800058356                        9.5000       04/01/97            00
    1556107                           9.0000       03/01/27            0
    0                                 5.7500       03/01/00        09/01/04
    G31/K61                           5.2500       04/01/00        10/01/04
      45                               .0000          .0000           .0000
    A                                10.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1556324                           7.0000         67,900.00        100
                                      7.0000         63,813.56         ZZ
                                      6.5000            540.24         1
                                     14.8750            465.79         85
    NORFOLK         VA    23509      14.3750       03/03/97
    0800058547                         .0000       04/01/97            23
    430477                             .0000       03/01/27            0
    0                                 5.7500       03/01/98        03/01/05
    140/K61                           5.2500       04/01/98        04/01/05
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1556616                           6.2500        108,000.00        100
                                      6.2500        101,115.12         ZZ
                                      5.7500            830.43         1
                                     14.5000            692.63         80
    EUGENE          OR    97401      14.0000       01/30/97
    0800058778                         .0000       03/01/97            00
    2607C1HC                           .0000       02/01/27            0
    0                                 5.0000       02/01/98        02/01/05
    E82/K61                           4.5000       03/01/98        03/01/05
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1556828                           7.0000        126,000.00        100
                                      7.0000        117,682.96         ZZ
                                      6.5000            977.77         1
                                     14.6000            860.25         75
    KENT            WA    98031      14.1000       01/25/97
    0800058935                        5.7250       03/01/97            00
    107590                            5.2250       02/01/27            0
    0                                 5.7250       02/01/99        08/01/04
    894/K61                           5.2250       03/01/99        09/01/04
      25                              5.7250          .0000           .0000
    A                                11.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.8750                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1556958                           8.0000        154,400.00        100
                                      8.0000        146,571.93         ZZ
                                      7.5000          1,360.69         1
                                     16.0500          1,164.46         80
    PARMA           ID    83660      15.5500       01/21/97
    0800016115                        6.7500       03/01/97            00
    107596                            6.2500       02/01/27            0
    0                                 6.7500       02/01/99        08/01/04
    894/K61                           6.2500       03/01/99        09/01/04
      25                              7.0500          .0000           .0000
    A                                13.0500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       3.3000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1557583                          11.3300         85,425.00        100
                                     11.3300         81,664.51         ZZ
                                     10.8300            834.90         1
                                     17.3300            833.97         75
    SPARKS          MD    21152      16.8300       01/27/97
    0800059602                       11.3300       03/01/97            00
    923888                           10.8300       02/01/27            0
    0                                 5.7500       02/01/99        08/01/04
    B32/K61                           5.2500       03/01/99        09/01/04
      45                             11.3300          .0000           .0000
    A                                14.3300            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1558175                           6.7500         28,050.00        100
                                      6.7500         26,302.73         ZZ
                                      6.2500            230.77         1
                                     15.2500            187.91         75
    DOUGLASVILLE    GA    30134      14.7500       03/04/97
    0800059792                         .0000       04/01/97            00
    UNKNOWN                            .0000       03/01/27            0
    0                                 5.5000       03/01/98        03/01/05
    E20/K61                           5.0000       04/01/98        04/01/05
      45                              7.2500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    1560774                           7.5000         46,500.00        100
                                      7.5000         43,688.86         ZZ
                                      7.0000            374.15         1
                                     15.0000            332.45         75
    ACWORTH         GA    30102      14.5000       03/20/97
    0800060824                         .0000       05/01/97            00
    54892                              .0000       04/01/27            0
    0                                 6.1250       04/01/98        04/01/04
    455/K61                           5.6250       05/01/98        05/01/04
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1560964                           9.8750        265,750.00        100
                                      9.8750        251,198.78         ZZ
                                      9.3750          2,307.64         1
                                     15.8750          2,307.47         77
    SAN JOSE        CA    95133      15.3750       02/05/97
    0800060956                        9.8750       04/01/97            00
    117016001                         9.3750       03/01/27            0
    0                                 5.8750       03/01/00        09/01/04
    B68/K61                           5.3750       04/01/00        10/01/04
      25                              9.8750          .0000           .0000
    A                                15.8750            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1561687                           6.5000        138,400.00        100
                                      6.5000        130,047.25         ZZ
                                      6.0000          1,163.75         1
                                     15.5000            908.34         80
    COLORADO SPRIN  CO    80917      15.0000       03/21/97
    0800061228                         .0000       05/01/97            00
    1561687                            .0000       04/01/27            0
    0                                 5.2500       04/01/99        04/01/04
    B43/K61                           4.7500       05/01/99        05/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1561708                           6.8750         61,200.00        100
                                      6.8750         57,491.65         ZZ
                                      6.3750            537.07         1
                                     16.0000            415.17         85
    ST LOUIS        MO    63121      15.5000       02/24/97
    0800061244                         .0000       04/01/97            23
    0410345128                         .0000       03/01/27            0
    0                                 5.6250       03/01/00        09/01/04
    E22/K61                           5.1250       04/01/00        10/01/04
      25                              7.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1561900                           7.0000        140,250.00        100
                                      7.0000        133,242.15         ZZ
                                      6.5000          1,335.64         1
                                     17.0000            969.74         85
    WIMBERLEY       TX    78676      16.5000       04/07/97
    0800061376                         .0000       06/01/97            23
    4109198                            .0000       05/01/27            0
    0                                 5.8750       05/01/00        05/01/04
1


    B30/K61                           5.3750       06/01/00        06/01/04
      25                              9.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1562207                          10.6250         45,000.00        100
                                     10.6250         37,745.31         ZZ
                                     10.1250            415.85         1
                                     17.6250            368.14         90
    ANDREWS         TX    79714      17.1250       02/28/97
    0800061475                       10.6250       04/01/97            23
    9700001174                       10.1250       03/01/27            0
    0                                 7.0000       03/01/99        09/01/04
    G33/K61                           6.5000       04/01/99        10/01/04
      25                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1562262                           7.1250         97,700.00        100
                                      7.1250         91,904.90         ZZ
                                      6.6250            821.52         1
                                     16.5000            678.01         85
    HOUSTON         TX    77088      16.0000       02/24/97
    0800061533                         .0000       04/01/97            23
    9600000555                         .0000       03/01/27            0
    0                                 5.8750       03/01/99        09/01/04
    G33/K61                           5.3750       04/01/99        10/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1562730                          12.6500         64,350.00        100
                                     12.6500         59,298.01         ZZ
                                     12.1500            694.28         1
                                     18.6500            661.72         65
    RESTON          VA    20191      18.1500       02/21/97
1


    0800061913                       12.6500       04/01/97            00
    419564                           12.1500       03/01/27            0
    0                                 8.0000       03/01/99        09/01/04
    921/K61                           7.5000       04/01/99        10/01/04
      25                             12.6500          .0000           .0000
    A                                15.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1563381                           6.0000         72,000.00        100
                                      6.0000         64,834.23         ZZ
                                      5.5000            566.42         1
                                     14.7500            433.64         80
    THOMPSON        IA    50478      14.2500       02/25/97
    0800062499                         .0000       04/01/97            00
    0410208243                         .0000       03/01/27            0
    0                                 4.7500       03/01/98        03/01/05
    E22/K61                           4.2500       04/01/98        04/01/05
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1563405                           8.2500         95,000.00        100
                                      8.2500         88,871.08         ZZ
                                      7.7500            713.70         1
                                     14.2500            717.85         42
    SUFFERN         NY    10901      13.7500       04/25/97
    0800062556                        8.2500       06/01/97            00
    MOORE                             7.7500       05/01/27            0
    0                                 4.6250       05/01/98        05/01/04
    G31/K61                           4.1250       06/01/98        06/01/04
      45                               .0000          .0000           .0000
    A                                10.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1563576                          10.0000        129,400.00        100
                                     10.0000        121,475.70         ZZ
1


                                      9.5000          1,135.58         1
                                     16.0000          1,128.43         90
    ATLANTA         GA    30331      15.5000       12/13/96
    0800062648                       10.0000       02/01/97            23
    3771037                           9.5000       01/01/27            0
    0                                 5.2500       01/01/00        01/01/05
    F14/K61                           4.7500       02/01/00        02/01/05
      45                             10.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1563604                           9.2500        105,000.00        100
                                      9.2500         98,397.02         ZZ
                                      8.7500            863.81         1
                                     15.2500            864.77         75
    GLEN BURNIE     MD    21060      14.7500       11/07/96
    0800062770                        9.2500       01/01/97            00
    677687                            8.7500       12/01/26            0
    0                                 4.3750       12/01/99        12/01/04
    F14/K61                           3.8750       01/01/00        01/01/05
      45                              9.2500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1563637                           9.6250        140,000.00        100
                                      9.6250        132,946.87         ZZ
                                      9.1250          1,189.99         1
                                     15.6250          1,200.89         80
    GUNNISON        CO    81230      15.1250       12/09/96
    0800062895                        9.6250       02/01/97            00
    687957                            9.1250       01/01/27            0
    0                                 6.7500       01/01/00        01/01/05
    F14/K61                           6.2500       02/01/00        02/01/05
      45                              9.6250          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1563651                          10.2500         44,800.00        100
                                     10.2500         42,592.28         ZZ
                                      9.7500            401.45         1
                                     16.2500            404.13         74
    MINOT           ND    58703      15.7500       09/27/96
    0800062978                       10.2500       11/01/96            00
    7266694                           9.7500       10/01/26            0
    0                                 7.6250       10/01/99        10/01/04
    F14/K61                           7.1250       11/01/99        11/01/04
      45                             10.2500          .0000           .0000
    A                                13.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1563655                           9.8750         56,900.00        100
                                      9.8750         53,902.82         ZZ
                                      9.3750            494.09         1
                                     15.8750            496.58         95
    MEMPHIS         TN    38028      15.3750       11/18/96
    0800062994                        9.8750       01/01/97            23
    961247                            9.3750       12/01/26            0
    0                                 6.7500       12/01/99        12/01/04
    F14/K61                           6.2500       01/01/00        01/01/05
      45                              9.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1563667                          11.0000         74,000.00        100
                                     11.0000         70,355.63         ZZ
                                     10.5000            704.72         1
                                     17.0000            702.96         65
    GAINSVILLE      GA    30507      16.5000       12/17/96
    0800063042                       11.0000       02/01/97            00
    3762374                          10.5000       01/01/27            0
    0                                 6.5000       01/01/98        01/01/05
    F14/K61                           6.0000       02/01/98        02/01/05
      45                             11.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1564111                          10.7400        110,000.00        100
                                     10.7400        105,033.96         ZZ
                                     10.2400          1,026.00         1
                                     17.7400          1,027.95         58
    BURBANK         WA    99323      17.2400       02/21/97
    0800063406                       10.7400       04/01/97            00
    971394                           10.2400       03/01/27            0
    0                                 5.9900       03/01/99        09/01/04
    E78/K61                           5.4900       04/01/99        10/01/04
      45                             10.7400          .0000           .0000
    A                                13.7400            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1564638                           9.6250         55,920.00        100
                                      9.6250         52,840.41         ZZ
                                      9.1250            475.32         1
                                     16.6250            476.35         80
    HOUSTON         TX    77070      16.1250       03/03/97
    0800064057                        9.6250       04/01/97            00
    970001164                         9.1250       03/01/27            0
    0                                 6.7500       09/01/97        09/01/04
    G33/K61                           6.2500       10/01/97        10/01/04
      25                              9.6250          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1565025                           7.0000         48,000.00        100
                                      7.0000         44,650.30         ZZ
                                      6.5000            319.35         1
                                     13.0000            325.91         75
    PALMDALE        CA    93550      12.5000       02/26/97
    0800064214                        7.0000       04/01/97            00
    4312286                           6.5000       03/01/27            0
    0                                 4.2500       09/01/97        09/01/04
    862/K61                           3.7500       10/01/97        10/01/04
      25                              7.0000          .0000           .0000
    A                                 8.0000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1565187                           8.7500        220,000.00        100
                                      8.7500        205,335.12         ZZ
                                      8.2500          1,730.75         1
                                     14.7500          1,730.17         80
    EL CENTRO       CA    92243      14.2500       02/24/97
    0800064453                        8.7500       04/01/97            00
    4408415                           8.2500       03/01/27            0
    0                                 4.8750       03/01/99        09/01/04
    862/K61                           4.3750       04/01/99        10/01/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1565188                           8.7500        124,000.00        100
                                      8.7500        116,762.99         ZZ
                                      8.2500            975.51         1
                                     14.7500            983.86         80
    SAN DIEGO       CA    92139      14.2500       02/10/97
    0800064461                        8.7500       04/01/97            00
    4352670                           8.2500       03/01/27            0
    0                                 5.2500       03/01/99        09/01/04
    862/K61                           4.7500       04/01/99        10/01/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1565256                           9.7500        172,500.00        100
                                      9.7500        164,648.97         ZZ
                                      9.2500          1,482.05         1
                                     16.7500          1,501.27         75
    SMITHSBURG      MD    21783      16.2500       12/30/96
    0800064636                        9.7500       02/01/97            00
    2102078112                        9.2500       01/01/27            0
    0                                 6.5000       07/01/97        07/01/04
1


    E47/K61                           6.0000       08/01/97        08/01/04
      25                              9.7500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1565607                           8.3750         26,250.00        100
                                      8.3750          4,808.94         ZZ
                                      7.8750            237.67         1
                                     16.3750             86.69         75
    BELLEVILLE      IL    62223      15.8750       03/07/97
    0800065260                         .0000       05/01/97            00
    8140721                            .0000       04/01/27            0
    0                                 7.0000       04/01/98        04/01/04
    776/K61                           6.5000       05/01/98        05/01/04
      45                              8.3750          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1565636                           5.8750         89,600.00        100
                                      5.8750         83,437.09         ZZ
                                      5.3750            737.12         1
                                     15.2500            550.12         80
    CEDARBURG       WI    53012      14.7500       04/11/97
    0800065351                         .0000       06/01/97            00
    NA                                 .0000       05/01/27            0
    0                                 4.7500       05/01/99        05/01/04
    714/K61                           4.2500       06/01/99        06/01/04
      25                              8.2500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1565715                          10.2500         85,600.00        100
                                     10.2500         82,024.59         ZZ
                                      9.7500            767.06         1
                                     17.2500            774.00         80
    THE WOODLANDS   TX    77380      16.7500       03/10/97
1


    0800065450                       10.2500       05/01/97            00
    971649                            9.7500       04/01/27            0
    0                                 7.4000       10/01/97        04/01/04
    E78/K61                           6.9000       11/01/97        05/01/04
      45                             10.2500          .0000           .0000
    A                                11.7500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1565720                           6.6250         25,600.00        100
                                      6.6250         14,268.14         ZZ
                                      6.1250            195.04         1
                                     15.4000            102.63         80
    DALLAS          TX    75217      14.9000       12/26/96
    0800065476                         .0000       02/01/97            00
    4300463                            .0000       01/01/27            0
    0                                 5.4000       07/01/97        07/01/04
    G13/K61                           4.9000       08/01/97        08/01/04
      25                              8.4000          .0000           .0000
    A                                 9.4000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1565724                           7.5000         44,200.00        100
                                      7.5000         41,358.52         ZZ
                                      7.0000            387.57         1
                                     16.9900            315.76         85
    HOUSTON         TX    77045      16.4900       12/23/96
    0800065518                         .0000       02/01/97            23
    489                                .0000       01/01/27            0
    0                                 6.2500       01/01/99        07/01/04
    G13/K61                           5.7500       02/01/99        08/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1565873                           7.1250         76,000.00        100
                                      7.1250         71,838.32         ZZ
1


                                      6.6250            683.86         1
                                     16.3000            529.21         80
    FOX RIVER GROV  IL    60021      15.8000       03/12/97
    0800066326                         .0000       05/01/97            00
    97NW0084                           .0000       04/01/27            0
    0                                 5.8500       04/01/98        04/01/04
    A37/K61                           5.3500       05/01/98        05/01/04
      45                              8.3000          .0000           .0000
    A                                12.3000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1567068                           7.6250        126,650.00        100
                                      7.6250        119,832.08         ZZ
                                      7.1250          1,194.17         1
                                     16.8750            924.35         85
    SMYRNA          DE    19977      16.3750       04/25/97
    0800067126                         .0000       06/01/97            23
    103067                             .0000       05/01/27            0
    0                                 6.3750       05/01/99        05/01/04
    F34/K61                           5.8750       06/01/99        06/01/04
      45                              7.8750          .0000           .0000
    A                                13.8750            6              6
      360                               1            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1568361                           6.6250         83,200.00        100
                                      6.6250         78,637.29         T
                                      6.1250            823.92         1
                                     17.5000            554.89         80
    PALM DESERT     CA    92260      17.0000       02/28/97
    0800067803                         .0000       05/01/97            00
    0410293203                         .0000       04/01/27            0
    0                                 5.3750       04/01/99        04/01/04
    E22/K61                           4.8750       05/01/99        05/01/04
      25                              8.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000
1




    1568484                           6.6250         66,200.00        100
                                      6.6250         62,351.53         ZZ
                                      6.1250            568.77         1
                                     15.7500            439.40         86
    WAUKEGAN        IL    60085      15.2500       05/05/97
    0007205404                        5.5000       06/01/97            23
    2281145                           5.0000       05/01/27            0
    0                                 5.5000       11/01/97        05/01/04
    664/H62                           5.0000       12/01/97        06/01/04
      25                              8.7500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       4.2500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1568611                           7.0000         81,500.00        100
                                      7.0000         77,127.31         ZZ
                                      6.5000            707.71         1
                                     15.8750            561.34         84
    FLUSHING        OH    43977      15.3750       04/18/97
    0800067977                         .0000       06/01/97            23
    20397167                           .0000       05/01/27            0
    0                                 5.8750       05/01/00        05/01/04
    B65/K61                           5.3750       06/01/00        06/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1569061                           5.6250        134,350.00        100
                                      5.6250        124,279.74         ZZ
                                      5.1250          1,033.04         1
                                     14.5000            803.48         80
    SPRING HILL     TN    37174      14.0000       03/21/97
    0800068546                         .0000       05/01/97            00
    450669247                          .0000       04/01/27            0
    0                                 4.2500       04/01/98        04/01/04
    560/K61                           3.7500       05/01/98        05/01/04
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1569090                           7.3750         84,550.00        100
                                      7.3750         80,199.05         T
                                      6.8750            789.26         1
                                     16.7500            603.44         85
    SOUTH LAKE TAH  CA    96150      16.2500       03/26/97
    0800068595                         .0000       05/01/97            23
    0410372510                         .0000       04/01/27            0
    0                                 6.1250       04/01/99        04/01/04
    E22/K61                           5.6250       05/01/99        05/01/04
      25                              7.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1569617                          10.3750        117,000.00        100
                                     10.3750        111,664.89         ZZ
                                      9.8750          1,059.33         1
                                     16.3750          1,063.40         90
    BUFORD          GA    30518      15.8750       03/24/97
    0800069031                       10.3750       05/01/97            23
    3140863543                        9.8750       04/01/27            0
    0                                 6.3750       04/01/99        04/01/04
    731/K61                           5.8750       05/01/99        05/01/04
      25                             10.3750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1569672                          10.4500         56,250.00        100
                                     10.4500         53,569.09         ZZ
                                      9.9500            512.44         1
                                     17.4500            512.95         71
    BENSON          AZ    85602      16.9500       03/24/97
    0800069205                       10.4500       05/01/97            00
    971824                            9.9500       04/01/27            0
    0                                 5.6900       04/01/99        04/01/04
    E78/K61                           5.1900       05/01/99        05/01/04
      45                             10.4500          .0000           .0000
    A                                13.4500            6              6
1


      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1569827                          11.8900         30,000.00        100
                                     11.8900         28,805.82         ZZ
                                     11.3900            306.05         1
                                     18.8900            305.31         35
    GLENDALE        AZ    85302      18.3900       03/25/97
    0800069395                       11.8900       05/01/97            00
    972026                           11.3900       04/01/27            0
    0                                 6.8900       04/01/99        04/01/04
    E78/K61                           6.3900       05/01/99        05/01/04
      45                             11.8900          .0000           .0000
    A                                14.8900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1570885                           7.5000         49,300.00        100
                                      7.5000         46,684.53         ZZ
                                      7.0000            437.20         1
                                     16.1250            354.02         85
    MIDFIELD        AL    35228      15.6250       05/08/97
    0007203268                         .0000       07/01/97            23
    972277150                          .0000       06/01/27            0
    0                                 6.2500       06/01/98        06/01/04
    575/H62                           5.7500       07/01/98        07/01/04
      45                              6.2500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1570946                          10.9500         94,400.00        100
                                     10.9500         89,816.32         ZZ
                                     10.4500            895.43         1
                                     17.9500            892.30         80
    HASLET          TX    76052      17.4500       03/20/97
    0800070229                       10.9500       04/20/97            00
    848                              10.4500       03/20/27            0
    0                                 6.7500       03/20/98        03/20/05
1


    G13/K61                           6.2500       04/20/98        04/20/05
      45                             10.9500          .0000           .0000
    A                                12.9500           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1571099                           6.3750        330,000.00        100
                                      6.3750        307,862.29         ZZ
                                      5.8750          2,537.42         1
                                     14.5000          2,125.33         83
    BUENA PARK      CA    90622      14.0000       03/11/97
    0800070286                         .0000       05/01/97            23
    NA                                 .0000       04/01/27            0
    0                                 5.1250       10/01/97        04/01/04
    A01/K61                           4.6250       11/01/97        05/01/04
      25                              8.5000          .0000           .0000
    A                                 9.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1571473                          10.1500         53,500.00        100
                                     10.1500         44,439.72         ZZ
                                      9.6500            475.45         1
                                     17.1500            417.08         80
    CARROLLTON      TX    75006      16.6500       03/28/97
    0800070344                       10.1500       05/01/97            00
    924                               9.6500       04/01/27            0
    0                                 6.0000       04/01/99        04/01/04
    G13/K61                           5.5000       05/01/99        05/01/04
      25                             10.1500          .0000           .0000
    A                                13.1500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1572136                           6.6250         69,200.00        100
                                      6.6250         64,669.65         ZZ
                                      6.1250            588.19         1
                                     15.6250            458.73         80
    VERNON          NJ    07462      15.1250       03/21/97
1


    0800070617                         .0000       05/01/97            00
    410351068                          .0000       04/01/27            0
    0                                 5.2500       04/01/98        04/01/04
    E22/K61                           4.7500       05/01/98        05/01/04
      45                              7.6250          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1572737                          10.5500        143,910.00        100
                                     10.5500        137,819.23         ZZ
                                     10.0500          1,321.79         1
                                     17.5500          1,329.32         90
    OLD HICKORY     TN    37138      17.0500       03/31/97
    0800070872                       10.5500       05/01/97            23
    925                              10.0500       04/01/27            0
    0                                 6.5500       04/01/99        04/01/04
    G13/K61                           6.0500       05/01/99        05/01/04
      25                             10.5500          .0000           .0000
    A                                13.5500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1573529                           9.1000         60,800.00        100
                                      9.1000         57,653.12         ZZ
                                      8.6000            493.60         1
                                     16.1000            499.26         80
    ORLANDO         FL    32808      15.6000       03/12/97
    0800071904                        9.1000       04/17/97            00
    806                               8.6000       03/17/27            0
    0                                 6.2500       03/17/99        09/17/04
    G13/K61                           5.7500       04/17/99        10/17/04
      25                              9.1000          .0000           .0000
    A                                12.1000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1573640                          12.4000         90,000.00        100
                                     12.4000         87,132.14         ZZ
1


                                     11.9000            953.56         1
                                     19.4000            958.90         50
    WALDORF         MD    20601      18.9000       10/11/96
    0800072118                       12.4000       12/01/96            00
    2000358                          11.9000       11/01/26            0
    0                                 7.9500       05/01/97        05/01/04
    G13/K61                           7.4500       06/01/97        06/01/04
      45                             12.4000          .0000           .0000
    A                                13.4000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1574187                           6.6250         51,200.00        100
                                      6.6250         43,739.60         ZZ
                                      6.1250            439.89         1
                                     15.7500            308.12         80
    MESA            AZ    85204      15.2500       04/30/97
    0800072365                         .0000       07/01/97            00
    0429                               .0000       06/01/27            0
    0                                 5.3750       06/01/99        06/01/04
    G20/K61                           4.8750       07/01/99        07/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1574199                           9.0000         56,000.00        100
                                      9.0000         53,099.74         ZZ
                                      8.5000            450.59         1
                                     15.0000            455.29         79
    KENNESAW        GA    30144      14.5000       04/10/97
    0800072381                        9.0000       06/01/97            00
    HOUGHTON                          8.5000       05/01/27            0
    0                                 6.5000       11/01/97        05/01/04
    731/K61                           6.0000       12/01/97        06/01/04
      25                              9.0000          .0000           .0000
    A                                10.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1574661                           8.0000         50,000.00        100
                                      8.0000         47,594.96         ZZ
                                      7.5000            420.43         1
                                     16.0000            377.17         70
    HUTCHINSON      KS    67501      15.5000       03/03/97
    0800073017                         .0000       05/01/97            00
    548022                             .0000       04/01/27            0
    0                                 6.7500       04/01/99        04/01/04
    147/K61                           6.2500       05/01/99        05/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1574680                           8.0000         60,800.00        100
                                      8.0000         57,608.09         ZZ
                                      7.5000            533.12         1
                                     16.4900            457.09         80
    NAMPA           ID    83651      15.9900       02/24/97
    0800073116                         .0000       04/01/97            00
    548193                             .0000       03/01/27            0
    0                                 6.7500       03/01/99        09/01/04
    147/K61                           6.2500       04/01/99        10/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1574681                           8.0000         38,700.00        100
                                      8.0000         36,658.94         ZZ
                                      7.5000            354.01         1
                                     17.0000            292.29         88
    LAKE CHARLES    LA    70601      16.5000       02/26/97
    0800073124                         .0000       05/01/97            23
    548202                             .0000       04/01/27            0
    0                                 6.7500       04/01/99        04/01/04
    147/K61                           6.2500       05/01/99        05/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1574711                           7.6250         52,500.00        100
                                      7.6250         49,289.14         ZZ
                                      7.1250            441.45         1
                                     16.0000            378.70         75
    MORENO VALLEY   CA    92553      15.5000       03/17/97
    0800073298                         .0000       05/01/97            00
    549269                             .0000       04/01/27            0
    0                                 6.3750       04/01/99        04/01/04
    147/K61                           5.8750       05/01/99        05/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1574894                           8.0000        215,600.00        100
                                      8.0000        205,043.82         ZZ
                                      7.5000          1,972.18         1
                                     17.0000          1,628.99         80
    NORTH HOLLYWOO  CA    91607      16.5000       01/16/97
    0800074361                         .0000       03/01/97            00
    886700                             .0000       02/01/27            0
    0                                 6.7500       02/01/99        08/01/04
    147/K61                           6.2500       03/01/99        09/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1574979                           9.0000         25,900.00        100
                                      9.0000         24,370.03         ZZ
                                      8.5000            246.66         1
                                     17.5000            209.18         70
    DALLAS          TX    75216      17.0000       03/05/97
    0800074833                         .0000       05/01/97            00
    549055                             .0000       04/01/27            0
    0                                 7.7500       04/01/99        04/01/04
    147/K61                           7.2500       05/01/99        05/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1574980                           9.0000         24,500.00        100
                                      9.0000         23,159.48         ZZ
                                      8.5000            233.32         1
                                     17.5000            199.00         62
    DALLAS          TX    75224      17.0000       02/28/97
    0800074841                         .0000       04/01/97            00
    549056                             .0000       03/01/27            0
    0                                 7.7500       03/01/99        09/01/04
    147/K61                           7.2500       04/01/99        10/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1574983                           7.5000         68,000.00        100
                                      7.5000         64,468.21         ZZ
                                      7.0000            571.79         1
                                     16.0000            490.29         80
    HYDE PARK       UT    84318      15.5000       03/07/97
    0800074874                         .0000       05/01/97            00
    549068                             .0000       04/01/27            0
    0                                 6.2500       04/01/99        04/01/04
    147/K61                           5.7500       05/01/99        05/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1575025                           8.0000         80,000.00        100
                                      8.0000         75,896.49         ZZ
                                      7.5000            701.47         1
                                     16.4900            601.45         80
    COTTAGE GROVE   OR    97424      15.9900       03/14/97
    0800075103                         .0000       05/01/97            00
    548592                             .0000       04/01/27            0
    0                                 6.7500       04/01/99        04/01/04
1


    147/K61                           6.2500       05/01/99        05/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1575053                           9.0000         25,900.00        100
                                      9.0000         23,785.19         ZZ
                                      8.5000            246.66         1
                                     17.5000            204.38         70
    DALLAS          TX    75224      17.0000       02/28/97
    0800075301                         .0000       04/01/97            00
    548789                             .0000       03/01/27            0
    0                                 7.7500       03/01/99        09/01/04
    147/K61                           7.2500       04/01/99        10/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1575364                           7.7500         92,500.00        100
                                      7.7500         87,851.17         ZZ
                                      7.2500            760.98         1
                                     15.7500            682.19         85
    CHICAGO         IL    60652      15.2500       03/24/97
    0800076796                         .0000       05/01/97            23
    550387                             .0000       04/01/27            0
    0                                 6.5000       10/01/97        04/01/04
    147/K61                           6.0000       11/01/97        05/01/04
      25                              9.2500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1575512                           8.7500         23,450.00        100
                                      8.7500         22,344.99         ZZ
                                      8.2500            223.32         1
                                     17.5000            188.15         70
    DALLAS          TX    75216      17.0000       03/05/97
1


    0800076937                         .0000       05/01/97            00
    549058                             .0000       04/01/27            0
    0                                 7.5000       04/01/99        04/01/04
    147/K61                           7.0000       05/01/99        05/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1575539                           8.2500         50,000.00        100
                                      8.2500         47,796.21         ZZ
                                      7.7500            411.34         2
                                     15.7500            386.54         76
    NEW ORLEANS     LA    70118      15.2500       03/12/97
    0800076994                         .0000       05/01/97            00
    548410                             .0000       04/01/27            0
    0                                 7.0000       10/01/97        04/01/04
    147/K61                           6.5000       11/01/97        05/01/04
      25                              9.2500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1575588                           8.0000         71,100.00        100
                                      8.0000         67,892.15         ZZ
                                      7.5000            663.71         1
                                     17.2500            539.38         90
    PARIS           TX    75460      16.7500       01/21/97
    0800077117                         .0000       03/01/97            23
    887209                             .0000       02/01/27            0
    0                                 6.7500       08/01/97        08/01/04
    147/K61                           6.2500       09/01/97        09/01/04
      25                             10.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1575597                           8.2500        112,000.00        100
                                      8.2500        100,020.12         ZZ
1


                                      7.7500            982.89         1
                                     16.5000            808.88         70
    TEANECK         NJ    07666      16.0000       03/24/97
    0800077174                         .0000       05/01/97            00
    662259                             .0000       04/01/27            0
    0                                 7.0000       10/01/97        04/01/04
    147/K61                           6.5000       11/01/97        05/01/04
      25                             10.0000          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1576162                           7.1250         51,000.00        100
                                      7.1250         48,132.38         ZZ
                                      6.6250            447.56         1
                                     16.0000            354.08         85
    KANKAKEE        IL    60901      15.5000       04/11/97
    0800077240                         .0000       06/01/97            23
    410209936                          .0000       05/01/27            0
    0                                 6.0000       05/01/98        05/01/04
    E22/K61                           5.5000       06/01/98        06/01/04
      45                              8.0000          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1576265                           8.6250         63,000.00        100
                                      8.6250         59,442.82         ZZ
                                      8.1250            490.01         1
                                     14.6250            495.69         84
    NAALEHU         HI    96772      14.1250       04/04/97
    0800077273                        8.6250       06/01/97            23
    70008070028                       8.1250       05/01/27            0
    0                                 5.8750       05/01/98        05/01/04
    H07/K61                           5.3750       06/01/98        06/01/04
      45                              8.6250          .0000           .0000
    A                                10.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1576566                           7.7500         53,500.00        100
                                      7.7500         50,093.08         ZZ
                                      7.2500            416.12         1
                                     14.6250            389.20         57
    CITY OF ABSECO  NJ    08201      14.1250       03/21/97
    0800077489                         .0000       05/01/97            00
    5060                               .0000       04/01/27            0
    0                                 6.5000       10/01/97        04/01/04
    F96/K61                           6.0000       11/01/97        05/01/04
      25                              8.6250          .0000           .0000
    A                                 9.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1579365                           9.9900         48,000.00        100
                                      9.9900         45,650.22         ZZ
                                      9.4900            420.88         2
                                     16.9900            422.16         80
    AUSTIN          TX    78744      16.4900       04/17/97
    0007204126                        9.9900       06/01/97            00
    972294                            9.4900       05/01/27            0
    0                                 5.4900       05/01/99        05/01/04
    E78/H62                           4.9900       06/01/99        06/01/04
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1579430                           6.7500         63,450.00        100
                                      6.7500         59,747.90         ZZ
                                      6.2500            586.34         1
                                     16.6250            425.56         90
    CINCINNATI      OH    45238      16.1250       04/29/97
    0800077786                         .0000       06/01/97            23
    410367346                          .0000       05/01/27            0
    0                                 5.6250       05/01/00        05/01/04
    E22/K61                           5.1250       06/01/00        06/01/04
      25                              7.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1579797                           9.3750        103,600.00        100
                                      9.3750         98,731.50         ZZ
                                      8.8750            861.70         2
                                     15.3750            871.50         70
    PHILOMATH       OR    97370      14.8750       04/07/97
    0007204555                        9.3750       06/01/97            00
    24663                             8.8750       05/01/27            0
    0                                 6.5000       05/01/99        05/01/04
    948/H62                           6.0000       06/01/99        06/01/04
      45                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1579862                           9.2500         52,750.00        100
                                      9.2500         48,977.99         ZZ
                                      8.7500            433.96         1
                                     16.2500            428.18         67
    GREY FOREST     TX    78023      15.7500       04/30/97
    0007203656                        9.2500       06/01/97            00
    972532                            8.7500       05/01/27            0
    0                                 5.7500       05/01/99        05/01/04
    E78/H62                           5.2500       06/01/99        06/01/04
      45                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1580771                           6.6250         75,000.00        100
                                      6.6250         70,428.50         ZZ
                                      6.1250            651.27         1
                                     15.8750            497.80         50
    WILMINGTON      NC    28405      15.3750       04/03/97
    0007205446                        5.3750       05/01/97            00
    559735                            4.8750       04/01/27            0
    0                                 5.3750       04/01/99        04/01/04
    737/H62                           4.8750       05/01/99        05/01/04
      25                              9.8750          .0000           .0000
    A                                12.8750            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       4.5000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1581084                          11.3750         50,000.00        100
                                     11.3750         46,139.80         ZZ
                                     10.8750            490.38         1
                                     17.3750            471.96         47
    DEERFIELD BEAC  FL    33441      16.8750       03/03/97
    0007206410                       11.3750       05/01/97            00
    3794922                          10.8750       04/01/27            0
    0                                 6.7500       04/01/00        04/01/04
    F14/H62                           6.2500       05/01/00        05/01/04
      45                             11.3750          .0000           .0000
    A                                14.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    1581092                          11.3750         47,400.00        100
                                     11.3750         44,009.40         ZZ
                                     10.8750            464.88         1
                                     17.3750            451.27         50
    MARGATE         FL    33063      16.8750       03/26/97
    0007206659                       11.3750       05/01/97            00
    3797610                          10.8750       04/01/27            0
    0                                 7.2500       04/01/00        04/01/04
    F14/H62                           6.7500       05/01/00        05/01/04
      45                             11.3750          .0000           .0000
    A                                14.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1581135                           6.3750         73,700.00        100
                                      6.3750         68,919.21         ZZ
                                      5.8750            599.65         1
                                     15.1250            475.78         95
    MACON           GA    31204      14.6250       03/06/97
    0007206873                         .0000       05/01/97            23
    3791662                            .0000       04/01/27            0
    0                                 5.0000       04/01/98        04/01/04
1


    F14/H62                           4.5000       05/01/98        05/01/04
      45                              9.1250          .0000           .0000
    A                                11.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1581141                          10.2500         35,700.00        100
                                     10.2500         34,132.47         ZZ
                                      9.7500            319.91         1
                                     16.2500            322.15         85
    EASTMAN         GA    31023      15.7500       03/21/97
    0007207087                       10.2500       05/01/97            23
    3793452                           9.7500       04/01/27            0
    0                                 7.2500       04/01/98        04/01/04
    F14/H62                           6.7500       05/01/98        05/01/04
      45                             10.2500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1582347                           8.5000         97,200.00        100
                                      8.5000         91,967.31         ZZ
                                      8.0000            747.39         1
                                     14.5000            757.96         80
    TWIN FALLS      ID    83301      14.0000       04/11/97
    0007205305                        8.5000       06/01/97            00
    1452                              8.0000       05/01/27            0
    0                                 5.2500       11/01/97        05/01/04
    J42/H62                           4.7500       12/01/97        06/01/04
      45                              8.5000          .0000           .0000
    A                                10.0000            6              6
      360                               9            1.5000          1.5000
       6.0000                           S              N              .2500
        .0000                           S              N              .2500
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1583017                          10.7500         69,275.00        100
                                     10.7500         66,117.80         ZZ
                                     10.2500            646.67         1
                                     17.7500            645.93         85
    EL PASO         TX    79925      17.2500       05/09/97
1


    0007206931                       10.7500       07/01/97            23
    9700002180                       10.2500       06/01/27            0
    0                                 7.1250       06/01/99        06/01/04
    G33/H62                           6.6250       07/01/99        07/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1587222                          10.3750         64,800.00        100
                                     10.3750         61,877.45         ZZ
                                      9.8750            586.71         1
                                     17.3750            588.13         90
    TAMPA           FL    33612      16.8750       05/20/97
    0007211147                       10.3750       07/01/97            23
    9700002849                        9.8750       06/01/27            0
    0                                 7.3750       06/01/98        06/01/04
    G33/H62                           6.8750       07/01/98        07/01/04
      25                             10.3750          .0000           .0000
    A                                12.3750           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1587256                          11.7500         68,000.00        100
                                     11.7500         64,970.79         ZZ
                                     11.2500            686.40         1
                                     18.7500            681.49         80
    NASHVILLE       TN    37216      18.2500       05/22/97
    0007213697                       11.7500       07/01/97            00
    9700001359                       11.2500       06/01/27            0
    0                                 8.1250       06/01/99        06/01/04
    G33/H62                           7.6250       07/01/99        07/01/04
      25                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1587620                           6.6250         52,500.00        100
                                      6.6250         48,133.23         ZZ
1


                                      6.1250            475.34         1
                                     16.3750            339.59         70
    PENDLETON       OR    97801      15.8750       05/23/97
    0007216989                         .0000       07/01/97            00
    00397332                           .0000       06/01/27            0
    0                                 5.3750       06/01/00        06/01/04
    F61/H62                           4.8750       07/01/00        07/01/04
      25                              9.3750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1595180                           4.0000        106,250.00        100
                                      4.0000         95,016.85         ZZ
                                      3.5000            922.63         1
                                     15.8750            522.52         85
    COLUMBUS        GA    31909      15.3750       06/27/97
    0007379415                         .0000       08/01/97            11
    201421                             .0000       07/01/27           12
    0                                 2.7500       07/01/98        07/01/04
    G85/H62                           2.2500       08/01/98        08/01/04
      45                              7.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1600795                           6.6250         36,900.00        100
                                      6.6250         34,843.79         ZZ
                                      6.1250            317.03         1
                                     15.7500            244.48         90
    WEIRTON         WV    26062      15.2500       07/23/97
    0007243173                         .0000       09/01/97            23
    20697374                           .0000       08/01/27            0
    0                                 5.3750       08/01/99        08/01/04
    B65/H62                           4.8750       09/01/99        09/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1601906                           6.0000         49,700.00        100
                                      6.0000         46,318.43         ZZ
                                      5.5000            431.57         1
                                     15.8750            307.24         85
    ENDERLIN        ND    58027      15.3750       07/22/97
    0007243181                         .0000       09/01/97            23
    1601906                            .0000       08/01/27            0
    0                                 4.7500       08/01/99        08/01/04
    962/H62                           4.2500       09/01/99        09/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1603722                           8.5500         80,800.00        100
                                      8.5500         76,476.86         ZZ
                                      8.0500            624.15         1
                                     14.5500            631.38         80
    KEIZER          OR    97303      14.0500       06/13/97
    0007244338                        8.5500       08/01/97            00
    501503913                         8.0500       07/01/27            0
    0                                 5.3500       07/01/99        07/01/04
    E47/H62                           4.8500       08/01/99        08/01/04
      25                              8.5500          .0000           .0000
    A                                11.5500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1604307                           8.8750         35,600.00        100
                                      8.8750         22,865.62         ZZ
                                      8.5000            309.13         1
                                     15.8750            285.17         80
    SALT LAKE C     UT    84117      15.5000       04/30/84
    2882647                           8.8750       06/01/84            00
    5403761                           8.5000       05/01/14            0
    1666381613                        2.5000       09/01/85        09/01/04
    J91/447                           2.1250       10/01/85        10/01/04
      45                              7.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1604511                           9.0000         32,500.00        100
                                      9.0000         31,201.87         ZZ
                                      8.5000            354.44         1
                                     19.8000            267.25         65
    COLUMBUS        OH    43232      19.3000       05/23/97
    0007237175                         .0000       07/01/97            00
    01433                              .0000       06/01/27            0
    0                                 7.7500       06/01/98        06/01/04
    G13/H62                           7.2500       07/01/98        07/01/04
      45                             12.8000          .0000           .0000
    A                                14.8000           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           7              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1609039                          10.6000         40,000.00        100
                                     10.6000         38,145.67         ZZ
                                     10.1000            368.89         1
                                     16.6000            368.04         64
    PONTIAC         MI    48342      16.1000       07/11/97
    0007248297                       10.6000       09/01/97            00
    971012698                        10.1000       08/01/27            0
    0                                 6.1000       08/01/99        08/01/04
    H51/H62                           5.6000       09/01/99        09/01/04
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1613087                          10.0000         64,000.00        100
                                     10.0000         60,348.63         ZZ
                                      9.5000            561.65         1
                                     16.0000            560.07         80
    AKRON           OH    44310      15.5000       01/14/97
    0007267792                       10.0000       03/01/97            00
    1094021501                        9.5000       02/01/27            0
    0                                 5.0000       02/01/00        02/01/05
    074/H62                           4.5000       03/01/00        03/01/05
      45                             10.0000          .0000           .0000
    A                                13.0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1615729                          10.6250         67,500.00        100
                                     10.6250         62,584.81         ZZ
                                     10.1250            623.77         1
                                     16.6220            604.94         90
    LOS ANGELES     CA    90042      16.1220       07/21/97
    0007253552                       10.6250       09/01/97            23
    413313885                        10.1250       08/01/27            0
    0                                 5.7500       08/01/99        08/01/04
    731/H62                           5.2500       09/01/99        09/01/04
      25                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.0000          1.0000
       5.9970                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1620415                          10.9000         46,750.00        100
                                     10.9000         44,627.37         ZZ
                                     10.4000            441.68         1
                                     17.9000            440.04         85
    PHILADELPHIA    PA    19119      17.4000       07/25/97
    0007273212                       10.9000       09/01/97            23
    207120226                        10.4000       08/01/27            0
    0                                 6.0500       08/01/99        08/01/04
    E46/H62                           5.5500       09/01/99        09/01/04
      25                             10.9000          .0000           .0000
    A                                13.9000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1620957                           9.3750         49,500.00        100
                                      9.3750         47,005.43         ZZ
                                      8.8750            411.72         1
                                     15.3750            412.87         75
    WARREN          MI    48089      14.8750       09/24/97
    0007302409                        9.3750       11/01/97            00
    NIEZABYTOWSKI                     8.8750       10/01/27            0
    0                                 4.5000       04/01/98        04/01/04
1


    J63/H62                           4.0000       05/01/98        05/01/04
      25                              9.3750          .0000           .0000
    A                                10.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1620960                           9.3750         44,250.00        100
                                      9.3750         41,937.37         ZZ
                                      8.8750            368.05         3
                                     15.3750            368.35         75
    HAMTRAMCK       MI    48212      14.8750       09/24/97
    0007296106                        9.3750       11/01/97            00
    NIEZABYTOWSKI                     8.8750       10/01/27            0
    0                                 4.7500       04/01/98        04/01/04
    J63/H62                           4.2500       05/01/98        05/01/04
      25                              9.3750          .0000           .0000
    A                                10.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1620964                           9.3750         48,000.00        100
                                      9.3750         45,552.01         ZZ
                                      8.8750            399.24         4
                                     15.3750            400.10         75
    HAMTRAMCK       MI    48212      14.8750       09/24/97
    0007304728                        9.3750       11/01/97            00
    NIEZABYTOWSKI                     8.8750       10/01/27            0
    0                                 4.7500       04/01/98        04/01/04
    J63/H62                           4.2500       05/01/98        05/01/04
      25                              9.3750          .0000           .0000
    A                                10.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1622938                           5.6250        120,000.00        100
                                      5.6250        112,792.96         ZZ
                                      5.1250            998.10         1
                                     15.3750            719.31         80
    DOVER           DE    19904      14.8750       10/23/97
1


    0007312606                         .0000       12/01/97            00
    6000008472                         .0000       11/01/27            0
    0                                 4.5000       11/01/99        05/01/04
    E73/H62                           4.0000       12/01/99        06/01/04
      25                              6.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1629480                          10.6250         40,000.00        100
                                     10.6250         38,383.14         ZZ
                                     10.1250            369.64         1
                                     17.6250            370.71         80
    MEMPHIS         TN    38128      17.1250       08/08/97
    0007283864                       10.6250       10/01/97            00
    9700003996                       10.1250       09/01/27            0
    0                                 7.0000       09/01/00        09/01/04
    G33/H62                           6.5000       10/01/00        10/01/04
      25                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1629509                           6.7500         58,230.00        100
                                      6.7500         55,036.79         ZZ
                                      6.2500            500.29         1
                                     15.7500            388.93         90
    MIAMI           FL    33172      15.2500       09/30/97
    0007316193                         .0000       11/01/97            23
    9715696                            .0000       10/01/27            0
    0                                 5.5000       10/01/99        04/01/04
    A80/H62                           5.0000       11/01/99        05/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1634745                          12.7250         18,750.00        100
                                     12.7250         17,549.88         ZZ
1


                                     12.2250            203.39         1
                                     19.7250            196.46         54
    JACKSON         MI    49203      19.2250       04/29/97
    0007315765                       12.7250       07/01/97            00
    400032837                        12.2250       06/01/27            0
    0                                 7.6250       05/01/00        05/01/04
    J71/H62                           7.1250       06/01/00        06/01/04
      25                             12.7250          .0000           .0000
    A                                14.7250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1635194                          10.9000        113,600.00        100
                                     10.9000        109,408.60         ZZ
                                     10.4000          1,073.26         1
                                     16.9000          1,077.17         80
    GILBERSTVILLE   PA    19525      16.4000       09/15/97
    0007291750                       10.9000       11/01/97            00
    100953                           10.4000       10/01/27            0
    0                                 6.0000       04/01/98        04/01/04
    G70/H62                           5.5000       05/01/98        05/01/04
      25                             10.9000          .0000           .0000
    A                                11.9000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1636660                           8.9000         38,250.00        100
                                      8.9000         35,499.25         ZZ
                                      8.4000            305.02         2
                                     14.9000            300.40         51
    VIRGINIA BEACH  VA    23454      14.4000       09/15/97
    0007292584                        8.9000       11/01/97            00
    098783                            8.4000       10/01/27            0
    0                                 5.7500       10/01/99        04/01/04
    G30/H62                           5.2500       11/01/99        05/01/04
      25                              8.9000          .0000           .0000
    A                                11.9000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1641785                           6.2500         66,000.00        100
                                      6.2500         62,563.41         ZZ
                                      5.7500            579.20         2
                                     16.0000            422.47         75
    COLUMBUS        OH    43205      15.5000       10/27/97
    0007313596                         .0000       12/01/97            00
    61097676                           .0000       11/01/27            0
    0                                 5.1250       11/01/99        05/01/04
    B65/H62                           4.6250       12/01/99        06/01/04
      25                              7.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1643091                          11.2000         63,000.00        100
                                     11.2000         59,827.62         ZZ
                                     10.7000            609.50         1
                                     18.2000            602.69         75
    GARNER          NC    27529      17.7000       08/19/97
    0007298169                       11.2000       09/19/97            00
    000547                           10.7000       08/19/27            0
    0                                 7.3250       02/19/98        08/19/04
    894/H64                           6.8250       03/19/98        09/19/04
      25                             11.2000          .0000           .0000
    A                                12.2000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1643116                          10.7500         68,850.00        100
                                     10.7500         64,948.36         T
                                     10.2500            642.71         1
                                     16.7500            639.36         90
    EATONTON        GA    31024      16.2500       09/30/97
    0007316037                       10.7500       11/01/97            23
    33700154                         10.2500       10/01/27            0
    0                                 5.8750       10/01/99        04/01/04
    E26/H62                           5.3750       11/01/99        05/01/04
      45                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1643337                           6.2500        105,400.00        100
                                      6.2500         99,298.23         ZZ
                                      5.7500            915.24         1
                                     15.8750            670.53         85
    ELLERSLIE       GA    31807      15.3750       10/29/97
    0007323439                         .0000       12/01/97            23
    437900                             .0000       11/01/27            0
    0                                 5.1250       11/01/00        05/01/04
    140/H62                           4.6250       12/01/00        06/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1643352                           8.5000         96,000.00        100
                                      8.5000         90,795.60         ZZ
                                      8.0000            738.16         1
                                     14.5000            743.14         80
    RALEIGH         NC    27604      14.0000       10/24/97
    0007313141                        8.5000       12/01/97            00
    BENDER                            8.0000       11/01/27            0
    0                                 4.3750       11/01/99        05/01/04
    B32/H62                           3.8750       12/01/99        06/01/04
      45                              8.5000          .0000           .0000
    A                                11.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1644614                           6.3750         44,000.00        100
                                      6.3750         41,458.06         ZZ
                                      5.8750            354.04         1
                                     15.0000            282.69         80
    LINCOLN         AR    72744      14.5000       11/10/97
    0007316771                         .0000       01/01/98            00
    234145                             .0000       12/01/27            0
    0                                 5.1250       12/01/99        06/01/04
    H34/H62                           4.6250       01/01/00        07/01/04
      25                              6.0000          .0000           .0000
    A                                12.0000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1645187                           5.8750        121,600.00        100
                                      5.8750        113,476.75         ZZ
                                      5.3750          1,011.41         1
                                     15.3750            740.57         80
    COLUMBUS        OH    43220      14.8750       10/27/97
    0007313521                         .0000       12/01/97            00
    61097705                           .0000       11/01/27            0
    0                                 4.7500       11/01/99        05/01/04
    B65/H62                           4.2500       12/01/99        06/01/04
      25                              6.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1645326                           6.0000        106,000.00        100
                                      6.0000         99,822.98         ZZ
                                      5.5000            843.39         2
                                     14.8750            660.02         70
    YONKERS         NY    10701      14.3750       09/23/97
    295472162000000                    .0000       11/01/97            00
    547216                             .0000       10/01/27            0
    0                                 4.7500       10/01/99        04/01/04
    562/562                           4.2500       11/01/99        05/01/04
      25                              5.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1646677                           9.8750         60,000.00        100
                                      9.8750         57,367.30         ZZ
                                      9.3750            521.01         1
                                     15.8750            523.57         80
    JERSEY CITY     NJ    07034      15.3750       10/02/97
    0007313687                        9.8750       11/01/97            00
    61029098                          9.3750       10/01/27            0
    0                                 5.8750       10/01/99        04/01/04
1


    F22/H62                           5.3750       11/01/99        05/01/04
      25                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.5000          1.5000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1646884                           9.3750         84,000.00        100
                                      9.3750         78,363.93         ZZ
                                      8.8750            698.67         1
                                     16.3750            688.45         80
    SAN ANTONIO     TX    78232      15.8750       09/17/97
    0007305402                        9.3750       11/01/97            00
    9700005070                        8.8750       10/01/27            0
    0                                 5.7500       10/01/99        04/01/04
    L11/H62                           5.2500       11/01/99        05/01/04
      25                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1646892                          10.5000        150,450.00        100
                                     10.5000        135,203.73         ZZ
                                     10.0000          1,376.23         1
                                     17.5000          1,292.89         85
    HOUSTON         TX    77095      17.0000       09/10/97
    0007307671                       10.5000       11/01/97            23
    9700005299                       10.0000       10/01/27            0
    0                                 6.8750       10/01/99        04/01/04
    L11/H62                           6.3750       11/01/99        05/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1646911                          11.5000         40,200.00        100
                                     11.5000         38,915.93         ZZ
                                     11.0000            398.10         1
                                     18.5000            399.84         60
    CINCINNATI      OH    45237      18.0000       09/04/97
1


    0007307101                       11.5000       11/01/97            00
    9700006040                       11.0000       10/01/27            0
    0                                 7.8750       10/01/99        04/01/04
    L11/H62                           7.3750       11/01/99        05/01/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1646928                          10.8750         67,150.00        100
                                     10.8750         64,740.59         ZZ
                                     10.3750            633.16         1
                                     17.8750            636.23         85
    AUSTIN          TX    78724      17.3750       09/15/97
    0007306798                       10.8750       11/01/97            23
    9700006352                       10.3750       10/01/27            0
    0                                 7.2500       10/01/99        04/01/04
    L11/H62                           6.7500       11/01/99        05/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1646951                          10.8750         17,100.00        100
                                     10.8750         16,497.46         ZZ
                                     10.3750            161.24         1
                                     17.8750            162.01         55
    WHITE SETTLEME  TX    76108      17.3750       10/01/97
    0007307473                       10.8750       12/01/97            00
    9700006869                       10.3750       11/01/27            0
    0                                 7.2500       11/01/99        05/01/04
    L11/H62                           6.7500       12/01/99        06/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1647676                          12.6250         44,000.00        100
                                     12.6250         42,232.18         ZZ
1


                                     12.1250            473.87         1
                                     18.6250            468.77         66
    MONROE          NC    28110      18.1250       09/17/97
    0007308851                       12.6250       11/01/97            00
    10018356                         12.1250       10/01/27            0
    0                                 8.1250       10/01/00        10/01/04
    K83/H62                           7.6250       11/01/00        11/01/04
      45                             12.6250          .0000           .0000
    A                                15.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1648072                           9.1250         17,000.00        100
                                      9.1250         16,255.97         ZZ
                                      8.6250            138.32         1
                                     15.1250            140.02         66
    LAUDERDALE LAK  FL    33319      14.6250       09/25/97
    0007308950                        9.1250       11/01/97            00
    3882776                           8.6250       10/01/27            0
    0                                 6.5000       10/01/98        10/01/04
    K83/H62                           6.0000       11/01/98        11/01/04
      45                              9.1250          .0000           .0000
    A                                11.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1649154                           5.7500        150,000.00        100
                                      5.7500        140,820.27         ZZ
                                      5.2500          1,247.62         1
                                     15.3750            910.02         70
    MIAMI           FL    33155      14.8750       09/17/97
    0410530430                         .0000       11/01/97            00
    410530430                          .0000       10/01/27            0
    0                                 4.5000       10/01/99        04/01/04
    E22/H62                           4.0000       11/01/99        05/01/04
      25                              6.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1649283                           8.2500         63,000.00        100
                                      8.2500         60,148.65         ZZ
                                      7.7500            611.90         1
                                     18.2500            483.56         75
    OKLAHOMA CITY   OK    73162      17.7500       09/15/97
    0007310568                         .0000       10/19/97            00
    10026                              .0000       09/19/27            0
    0                                 7.0000       09/19/99        09/19/04
    K60/H62                           6.5000       10/19/99        10/19/04
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1650417                           7.7500         59,200.00        100
                                      7.7500         54,194.92         ZZ
                                      7.2500            547.07         1
                                     16.6250            417.02         70
    PEMBROKE PINES  FL    33026      16.1250       10/31/97
    0007316110                         .0000       12/01/97            00
    213926                             .0000       11/01/27            0
    0                                 6.5000       12/01/99        06/01/04
    E08/H62                           6.0000       01/01/00        07/01/04
      25                              7.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1650474                           4.8750        385,000.00        100
                                      4.8750        342,512.28         ZZ
                                      4.6250          2,529.18         1
                                     12.8750          2,070.43         80
    YORK            PA    17403      12.6250       01/24/97
    4178115                            .0000       03/01/97            00
    8200004902                         .0000       02/01/27            0
    0                                 2.8750       02/01/04        02/01/05
    E73/447                           2.6250       03/01/04        03/01/05
      45                              4.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1650605                          10.7500         50,300.00        100
                                     10.7500         48,266.78         ZZ
                                     10.2500            469.54         1
                                     16.7500            470.43         88
    GARDEN CITY     KS    67846      16.2500       09/19/97
    0007316425                       10.7500       10/24/97            23
    198308                           10.2500       09/24/27            0
    0                                 5.7500       09/24/99        09/24/04
    F44/H62                           5.2500       10/24/99        10/24/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1650628                           8.3500        135,000.00        100
                                      8.3500        127,284.41         ZZ
                                      7.8500          1,023.72         1
                                     14.3500          1,029.33         90
    REDMOND         OR    97756      13.8500       10/13/97
    0007312853                        8.3500       12/01/97            23
    ID2232                            7.8500       11/01/27            0
    0                                 6.6000       11/01/00        05/01/04
    J42/H62                           6.1000       12/01/00        06/01/04
      25                              8.3500          .0000           .0000
    A                                11.3500            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1651266                           8.0000         80,000.00        100
                                      8.0000         75,391.21         ZZ
                                      7.5000            587.01         1
                                     15.0000            592.36         61
    HOODSPORT       WA    98548      14.5000       10/23/97
    0007312812                        8.0000       12/01/97            00
    10210397                          7.5000       11/01/27            0
    0                                 4.2500       11/01/99        05/01/04
    J60/H62                           3.7500       12/01/99        06/01/04
      25                              8.0000          .0000           .0000
    A                                11.0000            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1651582                           9.0000         78,000.00        100
                                      9.0000         74,073.86         ZZ
                                      8.5000            627.61         1
                                     16.0000            631.16         65
    SEATTLE         WA    98118      15.5000       10/22/97
    0007312937                        9.0000       12/01/97            00
    10160997                          8.5000       11/01/27            0
    0                                 4.5000       11/01/99        05/01/04
    J60/H62                           4.0000       12/01/99        06/01/04
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1651776                           9.1750         75,760.00        100
                                      9.1750         71,208.15         ZZ
                                      8.6750            619.15         1
                                     15.1750            617.28         80
    KENLY           NC    27542      14.6750       08/23/97
    0007317753                        9.1750       10/01/97            00
    10170700042                       8.6750       09/01/27            0
    0                                 4.3000       09/01/99        09/01/04
    H97/H62                           3.8000       10/01/99        10/01/04
      25                              9.1750          .0000           .0000
    A                                11.1750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1653050                           9.9900         93,750.00        100
                                      9.9900         89,784.83         ZZ
                                      9.4900            822.03         1
                                     15.9900            827.09         79
    SPRINGFIELD     OR    97478      15.4900       10/14/97
    0007314438                        9.9900       12/01/97            00
    RE080797003                       9.4900       11/01/27            0
    0                                 6.3650       11/01/99        05/01/04
1


    894/H62                           5.8650       12/01/99        06/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1653108                           6.1250        146,250.00        100
                                      6.1250        137,907.91         ZZ
                                      5.6250          1,163.63         1
                                     14.8750            920.78         75
    BOZEMAN         MT    59715      14.3750       10/22/97
    0410586135                         .0000       12/01/97            00
    410586135                          .0000       11/01/27            0
    0                                 4.8750       11/01/98        11/01/04
    E22/H62                           4.3750       12/01/98        12/01/04
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1653393                           7.8750         74,200.00        100
                                      7.8750         70,973.76         ZZ
                                      7.3750            699.62         1
                                     16.8750            551.88         70
    WASHINGTON      DC    20002      16.3750       10/03/97
    0007315286                         .0000       12/01/97            00
    8010030                            .0000       11/01/27            0
    0                                 6.7500       11/01/99        05/01/04
    696/H62                           6.2500       12/01/99        06/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    1653480                           6.6250         52,000.00        100
                                      6.6250         48,807.92         ZZ
                                      6.1250            473.72         1
                                     16.4500            340.85         58
    GLENVILLE       PA    17329      15.9500       10/15/97
1


    0007315682                         .0000       12/01/97            00
    100986                             .0000       11/01/27            0
    0                                 5.5000       05/01/98        05/01/04
    G70/H62                           5.0000       06/01/98        06/01/04
      45                             10.4500          .0000           .0000
    A                                11.4500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1653862                           7.0000         99,000.00        100
                                      7.0000         94,056.51         ZZ
                                      6.5000            850.57         1
                                     15.7500            677.85         82
    CUMMING         GA    30040      15.2500       10/30/97
    0007320484                         .0000       01/01/98            23
    9730275                            .0000       12/01/27            0
    0                                 5.7500       12/01/00        06/01/04
    J96/H62                           5.2500       01/01/01        07/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1655612                          10.0000        121,500.00        100
                                     10.0000        116,700.12         ZZ
                                      9.5000          1,066.25         1
                                     16.0000          1,075.19         90
    STONE MOUNTAIN  GA    30083      15.5000       09/25/97
    0007320278                       10.0000       11/01/97            23
    951115                            9.5000       10/01/27            0
    0                                 6.8750       10/01/99        04/01/04
    737/H62                           6.3750       11/01/99        05/01/04
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1655624                           9.1250         84,150.00        100
                                      9.1250         80,267.71         ZZ
1


                                      8.6250            684.68         1
                                     15.1250            690.71         90
    DAPHNE          AL    36526      14.6250       10/08/97
    0007319916                        9.1250       12/01/97            23
    951103                            8.6250       11/01/27            0
    0                                 6.1250       11/01/99        05/01/04
    737/H62                           5.6250       12/01/99        06/01/04
      25                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1655762                          10.4500         68,950.00        100
                                     10.4500         66,333.05         ZZ
                                      9.9500            628.14         1
                                     16.4500            631.47         70
    LINCOLN PARK    MI    48146      15.9500       10/16/97
    0007317894                       10.4500       12/01/97            00
    971016462                         9.9500       11/01/27            0
    0                                 6.5000       11/01/99        05/01/04
    H51/H62                           6.0000       12/01/99        06/01/04
      25                             10.4500          .0000           .0000
    A                                13.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1655778                          11.6500         31,625.00        100
                                     11.6500         30,626.05         ZZ
                                     11.1500            316.80         1
                                     17.6500            317.77         50
    WARREN          MI    48091      17.1500       10/08/97
    0007317860                       11.6500       12/01/97            00
    971015849                        11.1500       11/01/27            0
    0                                 7.4000       11/01/99        05/01/04
    H51/H62                           6.9000       12/01/99        06/01/04
      25                             11.6500          .0000           .0000
    A                                14.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1655798                           5.3750         66,800.00        100
                                      5.3750         54,113.40         ZZ
                                      4.8750            537.49         1
                                     15.0000            337.14         80
    CARROLLTON      TX    75006      14.5000       10/28/97
    0410596993                         .0000       12/01/97            00
    410596993                          .0000       11/01/27            0
    0                                 4.2500       11/01/99        05/01/04
    E22/H62                           3.7500       12/01/99        06/01/04
      25                              6.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1655913                          11.8750         37,800.00        100
                                     11.8750         36,415.35         ZZ
                                     11.3750            385.19         1
                                     18.8750            384.14         90
    CHESTER         TX    75936      18.3750       10/31/97
    0007318116                       11.8750       12/01/97            23
    7947                             11.3750       11/01/27            0
    0                                 7.7500       11/01/99        05/01/04
    G33/H62                           7.2500       12/01/99        06/01/04
      25                             11.8750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1656254                           8.3750        114,400.00        100
                                      8.3750        110,016.11         ZZ
                                      7.8750          1,124.17         1
                                     18.4000            889.75         80
    STERLING        VA    20164      17.9000       10/31/97
    0007317381                         .0000       12/01/97            00
    97VA87013                          .0000       11/01/27            0
    0                                 7.2000       11/01/99        05/01/04
    K52/H62                           6.7000       12/01/99        06/01/04
      25                             11.4000          .0000           .0000
    A                                14.4000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1656692                          10.3750        162,400.00        100
                                     10.3750        155,251.73         ZZ
                                      9.8750          1,470.39         1
                                     17.3750          1,469.76         80
    ENNIS           TX    75119      16.8750       10/31/97
    0007322415                       10.3750       12/01/97            00
    9700007332                        9.8750       11/01/27            0
    0                                 6.2500       11/01/99        05/01/04
    L11/H62                           5.7500       12/01/99        06/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1656700                           8.3750         36,550.00        100
                                      8.3750         33,375.68         ZZ
                                      7.8750            358.47         1
                                     18.3750            272.65         85
    FORT WORTH      TX    76096      17.8750       10/29/97
    0007326481                         .0000       12/01/97            23
    9700008284                         .0000       11/01/27            0
    0                                 7.2500       11/01/99        05/01/04
    L11/H62                           6.7500       12/01/99        06/01/04
      25                             11.3750          .0000           .0000
    A                                14.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1657017                           8.3750         79,150.00        100
                                      8.3750         76,353.49         ZZ
                                      7.8750            746.30         1
                                     17.8750            617.80         90
    EL PASO         TX    79936      17.3750       10/27/97
    0007320765                         .0000       12/01/97            23
    9700006171                         .0000       11/01/27            0
    0                                 7.1250       11/01/98        11/01/04
    L11/H62                           6.6250       12/01/98        12/01/04
      25                             10.8750          .0000           .0000
    A                                12.8750           12             12
1


      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1657035                          10.6250         22,500.00        100
                                     10.6250         20,991.70         ZZ
                                     10.1250            207.93         1
                                     17.6250            202.42         75
    KANSAS CITY     MO    64109      17.1250       10/17/97
    0007322712                       10.6250       12/01/97            00
    9700006124                       10.1250       11/01/27            0
    0                                 6.5000       11/01/00        05/01/04
    L11/H62                           6.0000       12/01/00        06/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1657076                          10.6250         54,000.00        100
                                     10.6250         51,541.26         ZZ
                                     10.1250            499.02         1
                                     17.6250            497.01         90
    SAN ANTONIO     TX    78249      17.1250       11/03/97
    0007321037                       10.6250       12/01/97            23
    9700008085                       10.1250       11/01/27            0
    0                                 6.5000       11/01/99        05/01/04
    L11/H62                           6.0000       12/01/99        06/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1657078                          11.1250         44,100.00        100
                                     11.1250         42,456.60         ZZ
                                     10.6250            424.15         1
                                     18.1250            424.18         85
    PASADENA        TX    77506      17.6250       11/07/97
    0007324163                       11.1250       01/01/98            23
    9700008142                       10.6250       12/01/27            0
    0                                 7.0000       12/01/99        06/01/04
1


    L11/H62                           6.5000       01/01/00        07/01/04
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1657085                           8.6250        123,500.00        100
                                      8.6250        116,907.02         ZZ
                                      8.1250            960.58         1
                                     15.6250            965.70         64
    TAKOMA PARK     MD    20912      15.1250       11/04/97
    0007324064                        8.6250       01/01/98            00
    9700008614                        8.1250       12/01/27            0
    0                                 4.5000       12/01/99        06/01/04
    L11/H62                           4.0000       01/01/00        07/01/04
      25                              8.6250          .0000           .0000
    A                                10.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1657556                          11.0000         87,500.00        100
                                     11.0000         84,111.69         ZZ
                                     10.5000            833.28         1
                                     17.0000            836.62         85
    LAWRENCEVILLE   GA    30243      16.5000       05/27/97
    0007336944                       11.0000       07/01/97            23
    1000495                          10.5000       06/01/27            0
    0                                 7.2500       06/01/98        06/01/04
    F30/H62                           6.7500       07/01/98        07/01/04
      45                             11.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658065                          11.1250         55,400.00        100
                                     11.1250         50,200.20         ZZ
                                     10.6250            532.83         1
                                     17.1250            501.91         75
    MCDONOUGH       GA    30253      16.6250       10/17/97
1


    0007320054                       11.1250       12/01/97            00
    0010029643                       10.6250       11/01/27            0
    0                                 7.5000       11/01/98        11/01/04
    K83/H62                           7.0000       12/01/98        12/01/04
      45                             11.1250          .0000           .0000
    A                                13.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658095                           7.3750        119,000.00        100
                                      7.3750        112,912.97         ZZ
                                      6.8750          1,043.43         1
                                     16.9900            843.49         85
    MEMPHIS         TN    38133      16.4900       10/31/97
    0007321011                         .0000       11/30/97            23
    9701983                            .0000       10/30/27            0
    0                                 5.6250       10/30/99        04/30/04
    K50/H62                           5.1250       11/30/99        05/30/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1658168                           9.2500        133,000.00        100
                                      9.2500        126,067.25         ZZ
                                      8.7500          1,094.16         1
                                     15.2500          1,095.51         95
    RIVERDALE       GA    30274      14.7500       10/16/97
    0007322035                        9.2500       12/01/97            12
    0010028173                        8.7500       11/01/27           30
    0                                 5.2500       11/01/98        11/01/04
    K83/H62                           4.7500       12/01/98        12/01/04
      45                              9.2500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658221                          11.3750        136,000.00        100
                                     11.3750        130,676.59         ZZ
1


                                     10.8750          1,333.84         1
                                     17.3750          1,329.95         80
    BOGART          GA    30622      16.8750       09/30/97
    0007321813                       11.3750       12/01/97            00
    0010026664                       10.8750       11/01/27            0
    0                                 6.6250       11/01/00        11/01/04
    K83/H62                           6.1250       12/01/00        12/01/04
      45                             11.3750          .0000           .0000
    A                                14.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658636                           9.8000        352,750.00        100
                                      9.8000        334,182.87         ZZ
                                      9.3000          3,043.63         1
                                     15.8000          3,032.67         85
    TINLEY PARK     IL    60477      15.3000       09/16/97
    0007324973                        9.8000       11/01/97            23
    1197524                           9.3000       10/01/27            0
    0                                 4.5000       10/01/99        04/01/04
    387/H62                           4.0000       11/01/99        05/01/04
      45                              9.8000          .0000           .0000
    A                                11.8000            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658642                          10.3000        115,600.00        100
                                     10.3000        110,655.06         ZZ
                                      9.8000          1,040.19         1
                                     17.3000          1,043.50         85
    LAS VEGAS       NV    89109      16.8000       08/25/97
    0007325780                       10.3000       10/01/97            23
    1183516                           9.8000       09/01/27            0
    0                                 6.0000       09/01/99        09/01/04
    387/H62                           5.5000       10/01/99        10/01/04
      45                             10.3000          .0000           .0000
    A                                13.3000            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1658647                           9.4000         74,800.00        100
                                      9.4000         67,420.64         ZZ
                                      8.9000            623.51         1
                                     16.4000            593.34         84
    APACHE JUNCTIO  AZ    85219      15.9000       09/16/97
    0007323835                        9.4000       11/01/97            23
    1236025                           8.9000       10/01/27            0
    0                                 5.7500       10/01/99        04/01/04
    387/H62                           5.2500       11/01/99        05/01/04
      45                              9.4000          .0000           .0000
    A                                12.4000            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1658682                           6.5000        156,000.00        100
                                      6.5000        147,383.68         ZZ
                                      6.0000          1,117.61         1
                                     13.7500          1,017.80         75
    HICKSVILLE      NY    11801      13.2500       10/22/97
    295491881000000                    .0000       12/01/97            00
    549188                             .0000       11/01/27            0
    0                                 5.2500       11/01/98        11/01/04
    562/562                           4.7500       12/01/98        12/01/04
      45                              5.7500          .0000           .0000
    A                                 9.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658696                           8.9900        110,150.00        100
                                      8.9900        104,751.30         ZZ
                                      8.4900            885.50         1
                                     15.9900            892.76         80
    LAYTON          UT    84041      15.4900       09/19/97
    0007334576                        8.9900       11/01/97            00
    97081202                          8.4900       10/01/27            0
    0                                 5.9900       10/01/99        04/01/04
    F05/H62                           5.4900       11/01/99        05/01/04
      25                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658726                           9.5500         63,000.00        100
                                      9.5500         59,843.05         ZZ
                                      9.0500            532.04         1
                                     16.5500            533.29         70
    PEOTONE         IL    60468      16.0500       08/20/97
    0007332646                        9.5500       10/01/97            00
    1172212                           9.0500       09/01/27            0
    0                                 5.5000       09/01/99        09/01/04
    387/H62                           5.0000       10/01/99        10/01/04
      45                              9.5500          .0000           .0000
    A                                12.5500            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658816                           9.3750        150,000.00        100
                                      9.3750        142,437.60         T
                                      8.8750          1,247.62         1
                                     15.3750          1,251.09         62
    VERDI           NV    89439      14.8750       09/24/97
    0007334022                        9.3750       11/01/97            00
    203445                            8.8750       10/01/27            0
    0                                 5.0000       10/01/99        04/01/04
    685/H62                           4.5000       11/01/99        05/01/04
      25                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658863                          10.2500         49,300.00        100
                                     10.2500         47,324.51         ZZ
                                      9.7500            441.78         1
                                     17.2500            443.88         85
    MIAMI           FL    33127      16.7500       11/07/97
    0007322258                       10.2500       12/13/97            23
    2480                              9.7500       11/13/27            0
    0                                 6.0000       11/13/99        05/13/04
    G13/H62                           5.5000       12/13/99        06/13/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658867                          10.7500        123,750.00        100
                                     10.7500         31,990.45         ZZ
                                     10.2500          1,155.18         1
                                     17.7500            311.44         90
    NEWMAN          GA    30265      17.2500       11/07/97
    0007322837                       10.7500       12/07/97            23
    2487                             10.2500       11/07/27            0
    0                                 6.7500       11/07/99        05/07/04
    G13/H62                           6.2500       12/07/99        06/07/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1658870                          10.6000         88,000.00        100
                                     10.6000         84,285.19         ZZ
                                     10.1000            811.56         1
                                     17.6000            813.88         76
    PRINCETON       AL    35766      17.1000       06/23/97
    0007326416                       10.6000       08/01/97            00
    2500                             10.1000       07/01/27            0
    0                                 6.5000       07/01/99        07/01/04
    G13/H62                           6.0000       08/01/99        08/01/04
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1658875                           9.7500        148,500.00        100
                                      9.7500        142,028.94         ZZ
                                      9.2500          1,275.84         1
                                     16.7500          1,284.11         90
    LAPORTE         IN    46350      16.2500       10/29/97
    0007324726                        9.7500       12/01/97            23
    2516                              9.2500       11/01/27            0
    0                                 6.7500       11/01/99        05/01/04
1


    G13/H62                           6.2500       12/01/99        06/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1659876                           9.0000         81,400.00        100
                                      9.0000         77,836.73         ZZ
                                      8.5000            654.96         1
                                     15.0000            663.22         90
    STONE MOUNTAIN  GA    30087      14.5000       10/27/97
    0007337710                        9.0000       12/01/97            23
    10031052                          8.5000       11/01/27            0
    0                                 7.3750       11/01/98        11/01/04
    K83/H62                           6.8750       12/01/98        12/01/04
      45                              9.0000          .0000           .0000
    A                                11.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1660105                           6.0000        152,000.00        100
                                      6.0000        143,430.01         ZZ
                                      5.5000          1,333.91         3
                                     16.0000            944.99         80
    NEW ORLEANS     LA    70115      15.5000       11/26/97
    0007342637                        4.7500       01/01/98            00
    446456                            4.2500       12/01/27            0
    0                                 4.7500       12/01/99        06/01/04
    140/H62                           4.2500       01/01/00        07/01/04
      25                              7.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.2500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1660191                           7.3750         36,465.00        100
                                      7.3750         30,251.26         ZZ
                                      6.8750            334.66         1
                                     17.5400            232.48         85
    HOUSTON         TX    77055      17.0400       10/09/97
1


    0007326143                         .0000       12/01/97            23
    AX1403                             .0000       11/01/27            0
    0                                 6.2500       11/01/99        05/01/04
    K51/H62                           5.7500       12/01/99        06/01/04
      25                             10.5400          .0000           .0000
    A                                12.0400            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1660609                           5.5000         33,000.00        100
                                      5.5000         30,815.28         ZZ
                                      5.0000            274.48         1
                                     15.3750            193.58         60
    WATAUGA         TX    76148      14.8750       12/05/97
    0007348097                         .0000       02/01/98            00
    902655                             .0000       01/01/28            0
    0                                 4.2500       01/01/00        07/01/04
    253/H62                           3.7500       02/01/00        08/01/04
      25                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1660790                           8.3750         23,800.00        100
                                      8.3750         19,375.13         ZZ
                                      7.8750            226.66         1
                                     18.0000            164.43         70
    HOUSTON         TX    77079      17.5000       10/24/97
    0007327257                         .0000       12/01/97            00
    ULLAH                              .0000       11/01/27            0
    0                                 7.2500       11/01/00        05/01/04
    K51/H62                           6.7500       12/01/00        06/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    1660841                           9.1250         44,200.00        100
                                      9.1250         41,964.15         ZZ
1


                                      8.6250            511.15         1
                                     20.6400            361.11         65
    BROWNSTOWN      IN    47220      20.1400       10/27/97
    0007327315                         .0000       12/01/97            00
    AX1183                             .0000       11/01/27            0
    0                                 7.9500       11/01/99        05/01/04
    K51/H62                           7.4500       12/01/99        06/01/04
      25                             13.6400          .0000           .0000
    A                                15.1400            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1660896                           8.1250         37,500.00        100
                                      8.1250         34,651.15         ZZ
                                      7.6250            299.58         1
                                     15.9200            275.32         75
    INDIANAPOLIS    IN    46227      15.4200       10/16/97
    0007327745                        8.1250       12/01/97            00
    AX1473                            7.6250       11/01/27            0
    0                                 6.4500       11/01/99        05/01/04
    K51/H62                           5.9500       12/01/99        06/01/04
      25                              8.9200          .0000           .0000
    A                                10.4200            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    1661019                           8.3750         19,000.00        100
                                      8.3750         18,091.94         ZZ
                                      7.8750            174.94         1
                                     17.5800            146.61         64
    HOUSTON         TX    77055      17.0800       10/09/97
    0007327638                         .0000       12/01/97            00
    AX1300                             .0000       11/01/27            0
    0                                 7.2000       11/01/99        05/01/04
    K51/H62                           6.7000       12/01/99        06/01/04
      25                             10.5800          .0000           .0000
    A                                12.0800            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    1661324                           7.8750         46,400.00        100
                                      7.8750         43,813.12         ZZ
                                      7.3750            439.78         1
                                     17.9400            341.25         80
    GROESBECK       TX    76642      17.4400       10/08/97
    0007327935                         .0000       12/01/97            00
    AX1495                             .0000       11/01/27            0
    0                                 6.7500       11/01/99        05/01/04
    K51/H62                           6.2500       12/01/99        06/01/04
      25                             10.9400          .0000           .0000
    A                                12.4400            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1661499                          10.6250        137,400.00        100
                                     10.6250        131,218.21         ZZ
                                     10.1250          1,269.72         1
                                     17.6250          1,274.82         90
    OKLAHOMA CITY   OK    73150      17.1250       11/14/97
    0007331044                       10.6250       01/01/98            23
    9700009149                       10.1250       12/01/27            0
    0                                 6.5000       12/01/99        06/01/04
    L11/H62                           6.0000       01/01/00        07/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1661920                          11.3750         95,900.00        100
                                     11.3750         92,552.83         ZZ
                                     10.8750            940.55         1
                                     17.3750            941.95         80
    LITHONIA        GA    30038      16.8750       10/23/97
    0007337827                       11.3750       12/01/97            00
    0010031615                       10.8750       11/01/27            0
    0                                 6.6250       11/01/00        11/01/04
    K83/H62                           6.1250       12/01/00        12/01/04
      45                             11.3750          .0000           .0000
    A                                14.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1662471                          12.5000         41,400.00        100
                                     12.5000         40,201.03         ZZ
                                     12.0000            441.84         1
                                     18.5000            442.06         60
    PALM BEACH GAR  FL    33410      18.0000       10/27/97
    0007338437                       12.5000       12/01/97            00
    0010022499                       12.0000       11/01/27            0
    0                                 7.6250       11/01/99        05/01/04
    K83/H62                           7.1250       12/01/99        06/01/04
      25                             12.5000          .0000           .0000
    A                                15.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1662495                          11.7500         88,200.00        100
                                     11.7500         80,818.43         ZZ
                                     11.2500            890.30         1
                                     17.7500            847.68         90
    BRASELTON       GA    30517      17.2500       10/17/97
    0007338981                       11.7500       12/01/97            23
    0010026193                       11.2500       11/01/27            0
    0                                 8.0000       11/01/00        11/01/04
    K83/H62                           7.5000       12/01/00        12/01/04
      45                             11.7500          .0000           .0000
    A                                14.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1662840                           6.0000         52,500.00        100
                                      6.0000         49,536.29         ZZ
                                      5.5000            441.45         1
                                     15.5000            326.48         75
    MONTGOMERY      AL    36107      15.0000       11/18/97
    0007342090                        4.7500       01/01/98            00
    437437                            4.2500       12/01/27            0
    0                                 4.7500       12/01/00        06/01/04
    140/H62                           4.2500       01/01/01        07/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       4.7500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1662958                          10.0000         25,000.00        100
                                     10.0000         24,042.82         ZZ
                                      9.5000            219.40         1
                                     16.0000            221.13         58
    MATTHEWS        SC    29135      15.5000       11/03/97
    0007332489                       10.0000       01/01/98            00
    951229                            9.5000       12/01/27            0
    0                                 6.8750       12/01/99        06/01/04
    737/H62                           6.3750       01/01/00        07/01/04
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1662960                           9.8750         76,000.00        100
                                      9.8750         72,904.78         ZZ
                                      9.3750            659.95         1
                                     15.8750            664.79         80
    OLDSMAR         FL    34677      15.3750       10/23/97
    0007332539                        9.8750       12/01/97            00
    951256                            9.3750       11/01/27            0
    0                                 6.8750       11/01/99        05/01/04
    737/H62                           6.3750       12/01/99        06/01/04
      25                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1662963                           9.2500         82,800.00        100
                                      9.2500         79,167.26         ZZ
                                      8.7500            681.18         1
                                     15.2500            687.96         90
    PAYSON          AZ    85541      14.7500       10/22/97
    0007332513                        9.2500       12/01/97            23
    513742                            8.7500       11/01/27            0
    0                                 6.3750       11/01/99        05/01/04
1


    737/H62                           5.8750       12/01/99        06/01/04
      25                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1662979                          10.3750        219,000.00        100
                                     10.3750        209,605.91         ZZ
                                      9.8750          1,982.85         1
                                     16.3750          1,984.34         70
    KINDER          LA    70648      15.8750       10/24/97
    0007349335                       10.3750       12/01/97            00
    9510744                           9.8750       11/01/27            0
    0                                 7.5000       11/01/99        05/01/04
    737/H62                           7.0000       12/01/99        06/01/04
      25                             10.3750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1663620                           6.7500        118,800.00        100
                                      6.7500        112,002.65         ZZ
                                      6.2500          1,031.60         1
                                     15.8750            789.66         90
    MIAMI           FL    33015      15.3750       11/21/97
    0410603344                         .0000       01/01/98            23
    410603344                          .0000       12/01/27            0
    0                                 5.5000       12/01/98        12/01/04
    E22/H62                           5.0000       01/01/99        01/01/05
      45                              7.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1663681                          10.7500         56,000.00        100
                                     10.7500         53,978.08         ZZ
                                     10.2500            522.75         1
                                     16.7500            525.28         80
    LOGANVILLE      GA    30052      16.2500       11/03/97
1


    0007342892                       10.7500       12/01/97            00
    10032209                         10.2500       11/01/27            0
    0                                 6.8750       11/01/99        05/01/04
    K83/H62                           6.3750       12/01/99        06/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1663703                          10.8750         72,000.00        100
                                     10.8750         69,370.31         ZZ
                                     10.3750            678.88         1
                                     16.8750            680.70         90
    HIRAM           GA    30141      16.3750       11/07/97
    0007343080                       10.8750       01/01/98            23
    10033298                         10.3750       12/01/27            0
    0                                 6.7500       12/01/99        06/01/04
    K83/H62                           6.2500       01/01/00        07/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1664329                           6.8750        100,100.00        100
                                      6.8750         95,267.61         ZZ
                                      6.3750            887.71         1
                                     16.1250            679.11         70
    PORTLAND        OR    97216      15.6250       11/20/97
    0007334154                         .0000       01/01/98            00
    8681518                            .0000       12/01/27            0
    0                                 5.6250       12/01/99        06/01/04
    638/H62                           5.1250       01/01/00        07/01/04
      25                              7.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1665221                           9.0000         25,000.00        100
                                      9.0000         23,681.09         ZZ
1


                                      8.5000            201.16         1
                                     16.0000            201.57         38
    SPOKANE         WA    99212      15.5000       11/06/97
    0007333602                        9.0000       01/01/98            00
    975487                            8.5000       12/01/27            0
    0                                 5.2500       12/01/00        06/01/04
    E78/H62                           4.7500       01/01/01        07/01/04
      45                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1665231                          10.9500         65,875.00        100
                                     10.9500         63,445.85         ZZ
                                     10.4500            624.86         1
                                     17.9500            625.96         85
    RIO RANCHO      NM    87124      17.4500       11/14/97
    0007333651                       10.9500       01/01/98            23
    975865                           10.4500       12/01/27            0
    0                                 5.4900       12/01/99        06/01/04
    E78/H62                           4.9900       01/01/00        07/01/04
      45                             10.9500          .0000           .0000
    A                                13.9500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1665275                          11.4000         63,000.00        100
                                     11.4000         60,722.42         ZZ
                                     10.9000            619.08         1
                                     18.4000            618.66         90
    SPRING          TX    77373      17.9000       11/14/97
    0007333685                       11.4000       01/01/98            23
    975598                           10.9000       12/01/27            0
    0                                 5.7500       12/01/99        06/01/04
    E78/H62                           5.2500       01/01/00        07/01/04
      45                             11.4000          .0000           .0000
    A                                14.4000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    1665705                           8.9900         53,000.00        100
                                      8.9900         50,491.76         ZZ
                                      8.4900            426.07         1
                                     15.9900            429.45         69
    ALBUQUERQUE     NM    87121      15.4900       11/13/97
    0007335656                        8.9900       01/01/98            00
    975721                            8.4900       12/01/27            0
    0                                 5.4900       12/01/99        06/01/04
    E78/H62                           4.9900       01/01/00        07/01/04
      45                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1665768                          11.1500         81,000.00        100
                                     11.1500         78,129.50         ZZ
                                     10.6500            780.58         1
                                     18.1500            781.99         42
    ALBUQUERQUE     NM    87104      17.6500       11/21/97
    0007334741                       11.1500       01/01/98            00
    975796                           10.6500       12/01/27            0
    0                                 5.7500       12/01/99        06/01/04
    E78/H62                           5.2500       01/01/00        07/01/04
      45                             11.1500          .0000           .0000
    A                                14.1500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1665846                          11.6250         51,000.00        100
                                     11.6250         49,486.40         ZZ
                                     11.1250            509.92         1
                                     18.6250            512.25         85
    WEATHERFORD     TX    76088      18.1250       11/26/97
    0007342470                       11.6250       01/01/98            23
    9700008956                       11.1250       12/01/27            0
    0                                 8.1250       12/01/98        12/01/04
    L11/H62                           7.6250       01/01/99        01/01/05
      25                             11.6250          .0000           .0000
    A                                13.6250           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1665865                           9.3750         19,750.00        100
                                      9.3750         18,809.63         ZZ
                                      8.8750            164.28         1
                                     16.3750            164.90         57
    LUBBOCK         TX    79410      15.8750       11/19/97
    0007341845                        9.3750       01/01/98            00
    9700006832                        8.8750       12/01/27            0
    0                                 5.2500       12/01/99        06/01/04
    L11/H62                           4.7500       01/01/00        07/01/04
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1665880                          10.6250        166,500.00        100
                                     10.6250        156,019.76         ZZ
                                     10.1250          1,538.63         1
                                     17.6250          1,503.31         90
    AUSTIN          TX    78747      17.1250       11/17/97
    0007340482                       10.6250       01/01/98            23
    9700008264                       10.1250       12/01/27            0
    0                                 6.5000       12/01/99        06/01/04
    L11/H62                           6.0000       01/01/00        07/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1665884                           9.8750         65,100.00        100
                                      9.8750         62,332.16         ZZ
                                      9.3750            565.30         1
                                     16.8750            567.88         70
    FT LAUDERDALE   FL    33312      16.3750       11/17/97
    0007338650                        9.8750       01/01/98            00
    9700008388                        9.3750       12/01/27            0
    0                                 5.7500       12/01/99        06/01/04
    L11/H62                           5.2500       01/01/00        07/01/04
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
1


      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1665897                          10.3750         64,000.00        100
                                     10.3750         61,498.07         ZZ
                                      9.8750            579.47         1
                                     17.3750            581.88         80
    LEON VALLEY     TX    78238      16.8750       11/20/97
    0007342439                       10.3750       01/01/98            00
    9700009070                        9.8750       12/01/27            0
    0                                 6.2500       12/01/99        06/01/04
    L11/H62                           5.7500       01/01/00        07/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1665899                           9.1250        280,000.00        100
                                      9.1250        266,388.59         ZZ
                                      8.6250          2,278.18         1
                                     16.1250          2,290.03         80
    ELLICOTT CITY   MD    21042      15.6250       11/19/97
    0007339369                        9.1250       01/01/98            00
    9700009152                        8.6250       12/01/27            0
    0                                 5.0000       12/01/99        06/01/04
    L11/H62                           4.5000       01/01/00        07/01/04
      25                              9.1250          .0000           .0000
    A                                10.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1665902                           9.3750        144,000.00        100
                                      9.3750        136,776.27         ZZ
                                      8.8750          1,197.72         1
                                     16.3750          1,199.07         80
    INDIANAPOLIS    IN    46231      15.8750       11/21/97
    0007346406                        9.3750       01/01/98            00
    9700009630                        8.8750       12/01/27            0
    0                                 5.2500       12/01/99        06/01/04
1


    L11/H62                           4.7500       01/01/00        07/01/04
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1666190                           9.4900         63,675.00        100
                                      9.4900         58,422.78         ZZ
                                      8.9900            534.95         1
                                     16.4900            516.77         75
    CALDWELL        ID    83605      15.9900       11/12/97
    0007336985                        9.4900       01/01/98            00
    975641                            8.9900       12/01/27            0
    0                                 5.7500       12/01/99        06/01/04
    E78/H62                           5.2500       01/01/00        07/01/04
      45                              9.4900          .0000           .0000
    A                                12.4900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1666217                           8.9900         35,200.00        100
                                      8.9900         32,728.41         ZZ
                                      8.4900            282.97         1
                                     15.9900            279.02         80
    SUMAS           WA    98295      15.4900       11/22/97
    0007337082                        8.9900       01/01/98            00
    975804                            8.4900       12/01/27            0
    0                                 5.7500       12/01/99        06/01/04
    E78/H62                           5.2500       01/01/00        07/01/04
      45                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1666565                           8.9900        148,500.00        100
                                      8.9900        137,346.15         ZZ
                                      8.4900          1,193.80         1
                                     15.9900          1,182.01         90
    LYNNWOOD        WA    98037      15.4900       10/29/97
1


    0007337272                        8.9900       12/01/97            23
    975310                            8.4900       11/01/27            0
    0                                 5.4900       11/01/99        05/01/04
    E78/H62                           4.9900       12/01/99        06/01/04
      45                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1666622                           8.0000        194,600.00        100
                                      8.0000        183,926.65         ZZ
                                      7.5000          1,503.21         1
                                     14.5500          1,452.13         80
    ANNAPOLIS       MD    21403      14.0500       06/27/97
    0007345341                         .0000       08/01/97            00
    40700231                           .0000       07/01/27            0
    0                                 6.7500       07/01/98        07/01/04
    E26/H62                           6.2500       08/01/98        08/01/04
      45                              6.5500          .0000           .0000
    A                                10.5500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1666733                          11.2500         74,600.00        100
                                     11.2500         72,136.18         ZZ
                                     10.7500            724.57         1
                                     18.2500            727.17         90
    THOMASVILLE     GA    31757      17.7500       12/02/97
    0007339641                       11.2500       01/01/98            23
    9700007460                       10.7500       12/01/27            0
    0                                 7.1250       12/01/99        06/01/04
    L11/H62                           6.6250       01/01/00        07/01/04
      25                             11.2500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1666753                          11.6250         77,350.00        100
                                     11.6250         74,773.98         ZZ
1


                                     11.1250            773.38         1
                                     18.6250            773.97         85
    MEMPHIS         TN    38118      18.1250       12/04/97
    0007339765                       11.6250       01/01/98            23
    9700004974                       11.1250       12/01/27            0
    0                                 7.5000       12/01/00        06/01/04
    L11/H62                           7.0000       01/01/01        07/01/04
      25                             11.6250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1666773                          10.2500        139,500.00        100
                                     10.2500        131,449.58         ZZ
                                      9.7500          1,250.07         1
                                     17.2500          1,231.90         90
    JACKSONVILLE    OR    97530      16.7500       12/01/97
    0007339567                       10.2500       01/01/98            23
    9700005260                        9.7500       12/01/27            0
    0                                 6.5000       12/01/98        12/01/04
    L11/H62                           6.0000       01/01/99        01/01/05
      25                             10.2500          .0000           .0000
    A                                12.2500           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1667071                          10.8750         36,400.00        100
                                     10.8750         32,835.42         ZZ
                                     10.3750            343.22         1
                                     17.8750            339.02         70
    CONWAY SPRINGS  KS    67031      17.3750       12/10/97
    0007340243                       10.8750       02/01/98            00
    9700008503                       10.3750       01/01/28            0
    0                                 6.7500       01/01/00        07/01/04
    L11/H62                           6.2500       02/01/00        08/01/04
      25                             10.8750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    1668344                          10.0500         73,950.00        100
                                     10.0500         70,760.37         ZZ
                                      9.5500            651.70         1
                                     17.0500            653.57         85
    OTSEGO          MI    49078      16.5500       11/19/97
    0007340334                       10.0500       01/01/98            23
    KNIGHT                            9.5500       12/01/27            0
    0                                 4.8250       12/01/99        06/01/04
    J71/H62                           4.3250       01/01/00        07/01/04
      25                             10.0500          .0000           .0000
    A                                13.0500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1668599                          10.7000         28,600.00        100
                                     10.7000         27,305.14         ZZ
                                     10.2000            265.90         1
                                     17.7000            264.54         65
    DETROIT         MI    48227      17.2000       11/11/97
    0007341043                       10.7000       01/01/98            00
    OFFEN                            10.2000       12/01/27            0
    0                                 6.8000       12/01/99        06/01/04
    J71/H62                           6.3000       01/01/00        07/01/04
      25                             10.7000          .0000           .0000
    A                                13.7000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1668613                           9.2500         37,300.00        100
                                      9.2500         35,512.64         ZZ
                                      8.7500            306.86         1
                                     16.2500            308.00         85
    SOUTH BEND      IN    46619      15.7500       12/03/97
    0007341126                        9.2500       02/01/98            23
    VARGAS                            8.7500       01/01/28            0
    0                                 4.4500       01/01/00        07/01/04
    J71/H62                           3.9500       02/01/00        08/01/04
      25                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1668753                          11.4900         32,000.00        100
                                     11.4900         28,518.13         ZZ
                                     10.9900            316.65         1
                                     17.4900            294.05         31
    MINNETONKA      MN    55305      16.9900       11/04/97
    0007341563                       11.4900       01/01/98            00
    97020110                         10.9900       12/01/27            0
    0                                 7.2500       12/01/99        06/01/04
    J44/H62                           6.7500       01/01/00        07/01/04
      45                             11.4900          .0000           .0000
    A                                14.4900            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1669316                           6.0000         73,800.00        100
                                      6.0000         69,049.64         ZZ
                                      5.5000            627.29         1
                                     15.6250            455.09         80
    FARMINGTON      MN    55024      15.1250       12/02/97
    0410638084                         .0000       01/01/98            00
    410638084                          .0000       12/01/27            0
    0                                 4.7500       12/01/98        12/01/04
    E22/H62                           4.2500       01/01/99        01/01/05
      45                              7.6250          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1669353                          11.3750         69,300.00        100
                                     11.3750         66,967.78         ZZ
                                     10.8750            679.67         1
                                     17.3750            681.09         90
    REX             GA    30273      16.8750       11/20/97
    0007344294                       11.3750       01/01/98            23
    10025120                         10.8750       12/01/27            0
    0                                 8.0000       12/01/99        06/01/04
    K83/H62                           7.5000       01/01/00        07/01/04
      25                             11.3750          .0000           .0000
    A                                14.3750            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1669636                          10.9500         96,335.00        100
                                     10.9500         92,783.00         ZZ
                                     10.4500            913.78         1
                                     17.9500            915.40         79
    SAN ANTONIO     TX    78253      17.4500       12/03/97
    0007343817                       10.9500       01/01/98            00
    975910                           10.4500       12/01/27            0
    0                                 5.4900       12/01/99        06/01/04
    E78/H62                           4.9900       01/01/00        07/01/04
      45                             10.9500          .0000           .0000
    A                                13.9500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1669657                          11.6250         54,000.00        100
                                     11.6250         52,406.59         ZZ
                                     11.1250            539.91         1
                                     17.6250            542.82         90
    POMPANO BEACH   FL    33060      17.1250       11/20/97
    0007349194                       11.6250       01/01/98            23
    0010038107                       11.1250       12/01/27            0
    0                                 8.1250       12/01/99        06/01/04
    K83/H62                           7.6250       01/01/00        07/01/04
      25                             11.6250          .0000           .0000
    A                                14.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1669666                           8.6250         65,800.00        100
                                      8.6250         62,844.03         ZZ
                                      8.1250            577.44         4
                                     17.0000            518.56         70
    HARVEY          LA    70058      16.5000       12/08/97
    0007344724                         .0000       02/01/98            00
    0244024                            .0000       01/01/28            0
    0                                 7.4000       01/01/00        07/01/04
1


    896/H62                           6.9000       02/01/00        08/01/04
      25                             10.0000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1669668                           9.2500         32,000.00        100
                                      9.2500         29,653.33         ZZ
                                      8.7500            263.26         1
                                     16.2500            257.43         80
    JOURDANTON      TX    78026      15.7500       12/04/97
    0007343999                        9.2500       01/01/98            00
    975963                            8.7500       12/01/27            0
    0                                 5.9900       12/01/99        06/01/04
    E78/H62                           5.4900       01/01/00        07/01/04
      45                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1669671                          10.0000         65,100.00        100
                                     10.0000         62,351.38         ZZ
                                      9.5000            571.30         4
                                     17.0000            573.43         70
    HARVEY          LA    70058      16.5000       12/08/97
    0007344765                       10.0000       02/01/98            00
    0244024                           9.5000       01/01/28            0
    0                                 7.4000       01/01/00        07/01/04
    896/H62                           6.9000       02/01/00        08/01/04
      25                             10.0000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1669727                           8.6250         65,100.00        100
                                      8.6250         62,278.19         ZZ
                                      8.1250            571.30         4
                                     17.0000            513.89         70
    HARVEY          LA    70058      16.5000       12/08/97
1


    0007344468                         .0000       02/01/98            00
    0244024                            .0000       01/01/28            0
    0                                 7.4000       01/01/00        07/01/04
    896/H62                           6.9000       02/01/00        08/01/04
      25                             10.0000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1669735                           8.6250         65,800.00        100
                                      8.6250         62,342.36         ZZ
                                      8.1250            577.44         4
                                     17.0000            514.97         70
    HARVEYS         LA    70058      16.5000       11/14/97
    0007344245                         .0000       01/01/98            00
    NA                                 .0000       12/01/27            0
    0                                 7.4000       12/01/99        06/01/04
    896/H62                           6.9000       01/01/00        07/01/04
      25                             10.0000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1669742                          10.7500         69,500.00        100
                                     10.7500         63,721.14         ZZ
                                     10.2500            648.77         1
                                     16.7500            619.62         80
    STONE MOUNTAIN  GA    30083      16.2500       11/26/97
    0007345978                       10.7500       01/01/98            00
    0010039188                       10.2500       12/01/27            0
    0                                 7.0000       12/01/98        12/01/04
    K83/H62                           6.5000       01/01/99        01/01/05
      45                             10.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1670777                          10.5000         67,500.00        100
                                     10.5000         64,415.76         ZZ
1


                                     10.0000            617.45         1
                                     16.5000            614.50         77
    SUNNYSIDE       WA    98944      16.0000       12/10/97
    0007345846                       10.5000       02/01/98            00
    PQ091797016                      10.0000       01/01/28            0
    0                                 6.7500       01/01/00        07/01/04
    894/H62                           6.2500       02/01/00        08/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1670834                           9.8750         84,100.00        100
                                      9.8750         80,752.75         ZZ
                                      9.3750            730.28         1
                                     15.8750            735.70         85
    PINE LAKE       GA    30072      15.3750       11/20/97
    0007349533                        9.8750       01/01/98            23
    10032043                          9.3750       12/01/27            0
    0                                 6.6250       12/01/99        06/01/04
    K83/H62                           6.1250       01/01/00        07/01/04
      25                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1671587                           7.2500         68,800.00        100
                                      7.2500         65,692.74         ZZ
                                      6.7500            653.90         1
                                     16.9750            485.11         80
    CASTLE HAYNE    NC    28429      16.4750       10/02/97
    0007347024                         .0000       11/01/97            00
    CAMPFIELD                          .0000       10/01/27            0
    0                                 6.1000       10/01/99        04/01/04
    H97/H62                           5.6000       11/01/99        05/01/04
      25                             10.9750          .0000           .0000
    A                                12.9750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1671700                          12.0000         51,300.00        100
                                     12.0000         47,773.53         ZZ
                                     11.5000            527.68         1
                                     18.0000            510.89         75
    SALEM           SC    29676      17.5000       10/24/97
    0007347552                       12.0000       12/01/97            00
    STERLING                         11.5000       11/01/27            0
    0                                 7.0000       11/01/99        05/01/04
    H97/H62                           6.5000       12/01/99        06/01/04
      25                             12.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1671709                          10.6750         60,350.00        100
                                     10.6750         57,880.26         ZZ
                                     10.1750            559.96         1
                                     16.6750            560.62         77
    WAGENER         SC    29164      16.1750       09/11/97
    0007347644                       10.6750       11/01/97            00
    PROKOP                           10.1750       10/01/27            0
    0                                 5.8000       10/01/99        04/01/04
    H97/H62                           5.3000       11/01/99        05/01/04
      25                             10.6750          .0000           .0000
    A                                12.6750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1673171                           9.3900         69,700.00        100
                                      9.3900         66,588.44         ZZ
                                      8.8900            580.49         1
                                     15.3900            583.89         85
    BUHL            ID    83316      14.8900       12/23/97
    0007350044                        9.3900       02/01/98            23
    110313                            8.8900       01/01/28            0
    0                                 6.1000       01/01/00        07/01/04
    894/H62                           5.6000       02/01/00        08/01/04
      25                              9.3900          .0000           .0000
    A                                12.3900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1673173                           9.7500         92,000.00        100
                                      9.7500         88,043.39         ZZ
                                      9.2500            790.42         1
                                     15.7500            795.16         80
    EVERETT         WA    98208      15.2500       12/19/97
    0007350085                        9.7500       02/01/98            00
    110170                            9.2500       01/01/28            0
    0                                 6.1250       01/01/00        07/01/04
    894/H62                           5.6250       02/01/00        08/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1673265                           6.2500        174,350.00        100
                                      6.2500        164,271.03         ZZ
                                      5.7500          1,434.33         1
                                     15.2500          1,105.92         80
    ROMEOVILLE      IL    60446      14.7500       12/05/97
    0410598767                         .0000       02/01/98            00
    410598767                          .0000       01/01/28            0
    0                                 4.8750       01/01/99        01/01/05
    E22/H62                           4.3750       02/01/99        02/01/05
      45                              7.2500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1673597                           9.2500        120,000.00        100
                                      9.2500        114,228.50         ZZ
                                      8.7500            987.22         1
                                     15.7500            987.90         73
    DALLAS          TX    75243      15.2500       02/18/98
    0800134033                        9.2500       05/01/98            00
    2266419                           8.7500       04/01/28            0
    0                                 5.9500       03/01/00        09/01/04
    480/L06                           5.4500       04/01/00        10/01/04
      25                              9.2500          .0000           .0000
    A                                12.2500            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1673895                           8.8750        112,000.00        100
                                      8.8750        106,152.16         ZZ
                                      8.3750            891.12         1
                                     14.8750            893.82         80
    LAWRENCEVILLE   GA    30044      14.3750       11/26/97
    0007353725                        8.8750       02/01/98            00
    10038263                          8.3750       01/01/28            0
    0                                 4.7500       01/01/99        01/01/05
    K83/H62                           4.2500       02/01/99        02/01/05
      45                              8.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1673917                           6.2500         88,900.00        100
                                      6.2500         84,181.99         ZZ
                                      5.7500            747.52         1
                                     15.5000            565.86         70
    STAMFORD        CT    06905      15.0000       01/16/98
    0007363518                         .0000       03/01/98            00
    1673917                            .0000       02/01/28            0
    0                                 5.0000       02/01/00        08/01/04
    B24/H62                           4.5000       03/01/00        09/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1673999                           6.6250         47,250.00        100
                                      6.6250         44,892.00         ZZ
                                      6.1250            405.95         1
                                     15.7500            312.57         75
    SOUTH POINT     OH    45680      15.2500       12/19/97
    0007365869                         .0000       02/01/98            00
    436786                             .0000       01/01/28            0
    0                                 5.2500       01/01/99        01/01/05
1


    140/H62                           4.7500       02/01/99        02/01/05
      45                              7.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1674018                           5.8750         89,000.00        100
                                      5.8750         84,087.87         ZZ
                                      5.3750            772.83         1
                                     15.8750            547.15         75
    MYRTLE BEACH    SC    29579      15.3750       12/22/97
    0410597942                         .0000       02/01/98            00
    410597942                          .0000       01/01/28            0
    0                                 4.6250       01/01/00        07/01/04
    E22/H62                           4.1250       02/01/00        08/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1674156                          10.8750         49,750.00        100
                                     10.8750         48,043.20         ZZ
                                     10.3750            469.09         1
                                     17.8750            471.08         90
    DALLAS          TX    75228      17.3750       12/31/97
    0007353246                       10.8750       02/01/98            23
    9700007351                       10.3750       01/01/28            0
    0                                 7.1250       01/01/99        01/01/05
    L11/H62                           6.6250       02/01/99        02/01/05
      25                             10.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1674157                          10.5000         57,200.00        100
                                     10.5000         55,131.45         ZZ
                                     10.0000            523.24         1
                                     17.5000            525.93         64
    ARLINGTON       TX    76016      17.0000       12/31/97
1


    0007357403                       10.5000       02/01/98            00
    9700007682                       10.0000       01/01/28            0
    0                                 6.7500       01/01/99        01/01/05
    L11/H62                           6.2500       02/01/99        02/01/05
      25                             10.5000          .0000           .0000
    A                                12.5000           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1674159                           8.7500         88,000.00        100
                                      8.7500         83,247.61         ZZ
                                      8.2500            692.30         1
                                     15.7500            693.89         80
    MASON           OH    45040      15.2500       12/10/97
    0007354632                        8.7500       02/01/98            00
    9700008254                        8.2500       01/01/28            0
    0                                 5.0000       01/01/99        01/01/05
    L11/H62                           4.5000       02/01/99        02/01/05
      25                              8.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1674164                           8.5000         80,000.00        100
                                      8.5000         75,806.53         ZZ
                                      8.0000            615.14         1
                                     15.5000            619.21         80
    OAKVILLE        WA    98584      15.0000       12/08/97
    0007354848                        8.5000       02/01/98            00
    9700008556                        8.0000       01/01/28            0
    0                                 4.7500       01/01/99        01/01/05
    L11/H62                           4.2500       02/01/99        02/01/05
      25                              8.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1674168                          10.7500        109,800.00        100
                                     10.7500        102,839.81         ZZ
1


                                     10.2500          1,024.97         1
                                     17.7500            999.24         90
    BATON ROUGE     LA    70808      17.2500       12/09/97
    0007353857                       10.7500       02/01/98            23
    9700009588                       10.2500       01/01/28            0
    0                                 7.0000       01/01/99        01/01/05
    L11/H62                           6.5000       02/01/99        02/01/05
      25                             10.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1674213                           9.1250         63,750.00        100
                                      9.1250         58,929.48         ZZ
                                      8.6250            518.69         1
                                     16.1250            506.59         79
    AUSTIN          TX    78723      15.6250       11/19/97
    0007354251                        9.1250       01/01/98            00
    9700006765                        8.6250       12/01/27            0
    0                                 5.5000       12/01/99        06/01/04
    L11/H62                           5.0000       01/01/00        07/01/04
      25                              9.1250          .0000           .0000
    A                                10.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1674224                          10.1250         51,000.00        100
                                     10.1250         48,987.73         ZZ
                                      9.6250            452.28         1
                                     17.1250            454.44         85
    EL PASO         TX    79903      16.6250       12/15/97
    0007353113                       10.1250       02/01/98            23
    9700008586                        9.6250       01/01/28            0
    0                                 6.0000       01/01/00        07/01/04
    L11/H62                           5.5000       02/01/00        08/01/04
      25                             10.1250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1674228                          10.8750        122,400.00        100
                                     10.8750        117,042.76         ZZ
                                     10.3750          1,154.10         1
                                     17.8750          1,147.64         90
    GILBERT         AZ    85234      17.3750       12/03/97
    0007353154                       10.8750       02/01/98            23
    9700008896                       10.3750       01/01/28            0
    0                                 6.7500       01/01/00        07/01/04
    L11/H62                           6.2500       02/01/00        08/01/04
      25                             10.8750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1674273                           7.2500         67,500.00        100
                                      7.2500         64,417.19         ZZ
                                      6.7500            567.58         2
                                     15.5000            473.18         90
    CLARKDALE       GA    30020      15.0000       01/30/98
    0007373681                         .0000       03/01/98            23
    5171                               .0000       02/01/28            0
    0                                 6.0000       02/01/00        08/01/04
    A52/H62                           5.5000       03/01/00        09/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1674328                          10.5000         22,400.00        100
                                     10.5000         21,428.21         ZZ
                                     10.0000            204.90         1
                                     17.5000            204.79         70
    KEWANNA         IN    46939      17.0000       09/25/97
    0007359979                       10.5000       11/01/97            00
    2105                             10.0000       10/01/27            0
    0                                 6.0000       10/01/99        04/01/04
    G13/H62                           5.5000       11/01/99        05/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1674359                          11.2500         71,100.00        100
                                     11.2500         68,075.31         ZZ
                                     10.7500            690.57         1
                                     18.0000            685.75         90
    SPRING          TX    77373      17.5000       12/18/97
    0007359540                       11.2500       02/01/98            23
    2789                             10.7500       01/01/28            0
    0                                 6.7500       01/01/00        07/01/04
    G13/H62                           6.2500       02/01/00        08/01/04
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       6.7500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1674378                           8.0000        114,750.00        100
                                      8.0000        110,610.48         ZZ
                                      7.5000          1,202.46         1
                                     18.0000            867.04         85
    WALDORF         MD    20602      17.5000       12/05/97
    0007358211                         .0000       02/01/98            23
    2864                               .0000       01/01/28            0
    0                                 6.7500       01/01/00        07/01/04
    G13/H62                           6.2500       02/01/00        08/01/04
      25                             12.2500          .0000           .0000
    A                                15.2500            6              6
      360                               E            1.0000          1.0000
       5.7500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1675142                           6.6250         35,200.00        100
                                      6.6250         33,383.51         ZZ
                                      6.1250            286.40         1
                                     15.1250            232.11         80
    COLUMBUS        OH    43224      14.6250       01/16/98
    0007364391                         .0000       03/01/98            00
    060198022                          .0000       02/01/28            0
    0                                 5.3750       02/01/00        08/01/04
    B65/H62                           4.8750       03/01/00        09/01/04
      25                              6.1250          .0000           .0000
    A                                12.1250            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1675228                          11.6250        182,750.00        100
                                     11.6250        174,840.30         ZZ
                                     11.1250          1,827.21         1
                                     18.6250          1,808.54         85
    PLANO           TX    75023      18.1250       12/18/97
    0007355639                       11.6250       02/01/98            23
    9700009917                       11.1250       01/01/28            0
    0                                 7.5000       01/01/00        07/01/04
    L11/H62                           7.0000       02/01/00        08/01/04
      25                             11.6250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1675241                           9.6250         81,900.00        100
                                      9.6250         77,782.81         ZZ
                                      9.1250            696.15         1
                                     16.6250            694.59         90
    MT JULIET       TN    37122      16.1250       12/19/97
    0007355548                        9.6250       02/01/98            23
    9700010721                        9.1250       01/01/28            0
    0                                 5.5000       01/01/00        07/01/04
    L11/H62                           5.0000       02/01/00        08/01/04
      25                              9.6250          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1675479                          12.0000         55,250.00        100
                                     12.0000         53,703.09         ZZ
                                     11.5000            568.31         1
                                     18.0000            570.15         64
    CLARKS SUMMIT   PA    18411      17.5000       12/23/97
    0007353378                       12.0000       02/01/98            00
    101078                           11.5000       01/01/28            0
    0                                 9.1250       01/01/00        07/01/04
1


    G70/H62                           8.6250       02/01/00        08/01/04
      25                             12.0000          .0000           .0000
    A                                15.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1678638                          10.8750         61,600.00        100
                                     10.8750         59,278.06         ZZ
                                     10.3750            580.83         1
                                     17.8750            581.28         80
    LAKELAND        FL    33809      17.3750       12/30/97
    0007357833                       10.8750       02/01/98            00
    9700007240                       10.3750       01/01/28            0
    0                                 6.7500       01/01/01        07/01/04
    L11/H62                           6.2500       02/01/01        08/01/04
      25                             10.8750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1679330                          11.6250         28,200.00        100
                                     11.6250         26,867.91         ZZ
                                     11.1250            281.95         2
                                     17.6250            277.92         60
    JERSEY CITY     NJ    07302      17.1250       12/19/97
    0007368152                       11.6250       02/01/98            00
    61003364                         11.1250       01/01/28            0
    0                                 7.8750       07/01/98        07/01/04
    F22/H62                           7.3750       08/01/98        08/01/04
      25                             11.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1679375                           5.0000         30,000.00        100
                                      5.0000         28,240.07         ZZ
                                      4.5000            263.27         1
                                     16.0000            169.18         47
    OMAHA           NE    68107      15.5000       12/16/97
1


    0007359250                         .0000       02/01/98            00
    8678699                            .0000       01/01/28            0
    0                                 3.7500       01/01/00        07/01/04
    638/H62                           3.2500       02/01/00        08/01/04
      25                              7.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1679525                           9.9900         30,250.00        100
                                      9.9900         28,995.11         ZZ
                                      9.4900            265.24         1
                                     15.9900            266.25         55
    MACKAY          ID    83251      15.4900       12/19/97
    0007359052                        9.9900       02/01/98            00
    ID2521                            9.4900       01/01/28            0
    0                                 6.2500       01/01/00        07/01/04
    J42/H62                           5.7500       02/01/00        08/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1679711                           8.8750         79,650.00        100
                                      8.8750         71,170.12         ZZ
                                      8.3750            633.74         1
                                     14.8750            604.42         90
    SUMPTER         SC    29154      14.3750       11/20/97
    0007362866                        8.8750       01/01/98            23
    33700375                          8.3750       12/01/27            0
    0                                 5.5000       06/01/98        06/01/04
    E26/H62                           5.0000       07/01/98        07/01/04
      45                              8.8750          .0000           .0000
    A                                 9.8750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1679843                           9.5000         49,852.00        100
                                      9.5000         46,013.84         T
1


                                      9.0000            419.18         1
                                     16.5000            407.68         69
    BIG BEAR CITY   CA    92314      16.0000       12/29/97
    0007358146                        9.5000       02/01/98            00
    HS1026                            9.0000       01/01/28            0
    0                                 6.5000       01/01/01        07/01/04
    K51/H62                           6.0000       02/01/01        08/01/04
      25                              9.5000          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1679880                          11.6000         82,500.00        100
                                     11.6000         79,645.90         ZZ
                                     11.1000            823.29         1
                                     17.6000            822.96         76
    SHOSHONE        ID    83352      17.1000       11/28/97
    0007358955                       11.6000       01/01/98            00
    ID2402                           11.1000       12/01/27            0
    0                                 6.9900       12/01/00        06/01/04
    J42/H62                           6.4900       01/01/01        07/01/04
      25                             11.6000          .0000           .0000
    A                                14.6000            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1679887                           9.9000         90,000.00        100
                                      9.9000         86,047.01         ZZ
                                      9.4000            783.17         1
                                     15.9000            785.42         75
    BOISE           ID    83705      15.4000       11/24/97
    0007358617                        9.9000       01/01/98            00
    ID2174                            9.4000       12/01/27            0
    0                                 5.7500       12/01/99        06/01/04
    J42/H62                           5.2500       01/01/00        07/01/04
      25                              9.9000          .0000           .0000
    A                                12.9000            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    1679916                           6.7500         80,600.00        100
                                      6.7500         76,951.55         ZZ
                                      6.2500            752.39         1
                                     16.7500            541.77         65
    TOWNSHIP OF FR  NJ    08873      16.2500       12/29/97
    0007363401                         .0000       02/01/98            00
    1798                               .0000       01/01/28            0
    0                                 5.5000       01/01/00        07/01/04
    F96/H62                           5.0000       02/01/00        08/01/04
      25                              7.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1679963                          12.7500         97,500.00        100
                                     12.7500         94,745.61         ZZ
                                     12.2500          1,059.53         1
                                     18.7500          1,058.17         65
    HOMEWOOD        IL    60430      18.2500       12/11/97
    0007358542                       12.7500       02/01/98            00
    971620                           12.2500       01/01/28            0
    0                                 9.3750       01/01/00        07/01/04
    922/H62                           8.8750       02/01/00        08/01/04
      25                             12.7500          .0000           .0000
    A                                15.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1680377                           7.2500         72,000.00        100
                                      7.2500         67,703.42         ZZ
                                      6.7500            592.33         1
                                     16.2500            499.45         80
    BEDFORD         IN    47421      15.7500       12/04/97
    0007359896                         .0000       02/01/98            00
    AX1731                             .0000       01/01/28            0
    0                                 5.9500       01/01/01        07/01/04
    K51/H62                           5.4500       02/01/01        08/01/04
      25                              9.2500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1680472                           8.4700         57,500.00        100
                                      8.4700         54,052.30         ZZ
                                      7.9700            440.90         1
                                     15.4700            441.95         46
    MONTROSE        CO    81401      14.9700       10/22/97
    0007360142                        8.4700       12/01/97            00
    AX1533                            7.9700       11/01/27            0
    0                                 5.5000       11/01/00        05/01/04
    K51/H62                           5.0000       12/01/00        06/01/04
      25                              8.4700          .0000           .0000
    A                                 9.9700            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1680488                          10.8750         36,000.00        100
                                     10.8750         34,472.24         ZZ
                                     10.3750            339.44         1
                                     16.8750            338.01         80
    MCKEESPORT      PA    15132      16.3750       12/19/97
    0007360167                       10.8750       02/01/98            00
    971613                           10.3750       01/01/28            0
    0                                 7.2500       01/01/00        07/01/04
    922/H62                           6.7500       02/01/00        08/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1680670                           7.8750         33,600.00        100
                                      7.8750         31,975.04         ZZ
                                      7.3750            303.34         1
                                     17.3400            248.04         70
    JACKSON         MI    49202      16.8400       12/04/97
    0007361165                         .0000       02/01/98            00
    AX1636                             .0000       01/01/28            0
    0                                 6.6600       01/01/01        07/01/04
    K51/H62                           6.1600       02/01/01        08/01/04
      25                             10.3400          .0000           .0000
    A                                11.8400            6              6
1


      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1681206                          10.1500         60,000.00        100
                                     10.1500         56,670.73         ZZ
                                      9.6500            533.21         1
                                     17.1500            526.84         80
    MODESTO         CA    95358      16.6500       12/31/97
    0007362767                       10.1500       02/01/98            00
    7711133                           9.6500       01/01/28            0
    0                                 5.7500       01/01/00        07/01/04
    K67/H64                           5.2500       02/01/00        08/01/04
      25                             10.1500          .0000           .0000
    A                                13.1500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1681332                          11.6500         59,500.00        100
                                     11.6500         56,484.22         ZZ
                                     11.1500            596.04         1
                                     18.6500            584.92         85
    HOUSTON         TX    77083      18.1500       01/02/98
    0007366545                       11.6500       03/01/98            23
    976676                           11.1500       02/01/28            0
    0                                 5.9900       02/01/00        08/01/04
    E78/H62                           5.4900       03/01/00        09/01/04
      45                             11.6500          .0000           .0000
    A                                14.6500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1681427                           6.7500         85,000.00        100
                                      6.7500         79,422.66         ZZ
                                      6.2500            620.74         1
                                     14.9500            559.17         68
    LOS ANGELES     CA    90037      14.4500       12/12/97
    0007363104                         .0000       02/01/98            00
    MB1079                             .0000       01/01/28            0
    0                                 5.5000       01/01/00        07/01/04
1


    K51/H62                           5.0000       02/01/00        08/01/04
      25                              7.9500          .0000           .0000
    A                                 9.4500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682032                          10.8750         33,750.00        100
                                     10.8750         32,632.65         ZZ
                                     10.3750            318.23         1
                                     16.8750            319.97         75
    FOUNTAIN INN    SC    29644      16.3750       12/29/97
    0007366859                       10.8750       02/01/98            00
    951743                           10.3750       01/01/28            0
    0                                 7.7500       01/01/00        07/01/04
    737/H62                           7.2500       02/01/00        08/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1682069                          10.6000         42,500.00        100
                                     10.6000         40,607.75         ZZ
                                     10.1000            391.95         1
                                     17.6000            389.95         85
    NEW HAVEN       IN    46774      17.1000       12/30/97
    0007368715                       10.6000       03/01/98            23
    400035932                        10.1000       02/01/28            0
    0                                 5.9500       02/01/00        08/01/04
    J71/H62                           5.4500       03/01/00        09/01/04
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682113                          13.1250         23,075.00        100
                                     13.1250         22,589.80         ZZ
                                     12.6250            257.51         1
                                     19.1250            258.60         65
    CASPER          WY    82604      18.6250       12/18/97
1


    0007363732                       13.1250       02/01/98            00
    971389                           12.6250       01/01/28            0
    0                                 9.7500       01/01/00        07/01/04
    922/H62                           9.2500       02/01/00        08/01/04
      25                             13.1250          .0000           .0000
    A                                16.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682155                           9.7400         70,550.00        100
                                      9.7400         67,639.76         ZZ
                                      9.2400            605.62         1
                                     15.7400            609.92         85
    SPOKANE         WA    99205      15.2400       11/04/97
    0007363799                        9.7400       01/01/98            23
    400675                            9.2400       12/01/27            0
    0                                 6.1150       12/01/99        06/01/04
    894/H62                           5.6150       01/01/00        07/01/04
      25                              9.7400          .0000           .0000
    A                                12.7400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682162                           8.3900        167,800.00        100
                                      8.3900        159,068.57         ZZ
                                      7.8900          1,277.18         1
                                     14.3900          1,286.30         56
    STANWOOD        WA    98292      13.8900       02/02/98
    0007363880                        8.3900       03/01/98            00
    110272                            7.8900       02/01/28            0
    0                                 4.6400       02/01/00        08/01/04
    894/H62                           4.1400       03/01/00        09/01/04
      25                              8.3900          .0000           .0000
    A                                11.3900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682171                           8.8750        113,000.00        100
                                      8.8750        106,051.48         ZZ
1


                                      8.3750            899.08         1
                                     14.8750            893.78         80
    SEDONA          AZ    86336      14.3750       11/07/97
    0007367170                        8.8750       01/01/98            00
    513836                            8.3750       12/01/27            0
    0                                 4.8750       12/01/00        06/01/04
    737/H62                           4.3750       01/01/01        07/01/04
      25                              8.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682191                           7.7500        105,000.00        100
                                      7.7500         98,398.15         ZZ
                                      7.2500            752.23         1
                                     14.7500            756.23         70
    EUGENE          OR    97405      14.2500       11/20/97
    0007365703                        7.7500       01/01/98            00
    975939                            7.2500       12/01/27            0
    0                                 5.4900       12/01/00        06/01/04
    E78/H62                           4.9900       01/01/01        07/01/04
      45                              7.7500          .0000           .0000
    A                                10.7500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682755                          11.4500         44,100.00        100
                                     11.4500         42,171.35         ZZ
                                     10.9500            435.04         1
                                     18.4500            430.88         90
    SAN ANGELO      TX    76905      17.9500       12/30/97
    0007366339                       11.4500       02/01/98            23
    976454                           10.9500       01/01/28            0
    0                                 5.9900       01/01/00        07/01/04
    E78/H62                           5.4900       02/01/00        08/01/04
      45                             11.4500          .0000           .0000
    A                                14.4500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1682770                           9.9900         79,900.00        100
                                      9.9900         76,760.46         ZZ
                                      9.4900            700.59         1
                                     16.9900            704.25         85
    BILLINGS        MT    59105      16.4900       01/14/98
    0007364698                        9.9900       03/01/98            23
    976600                            9.4900       02/01/28            0
    0                                 5.9900       02/01/00        08/01/04
    E78/H62                           5.4900       03/01/00        09/01/04
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682816                          10.9900        128,000.00        100
                                     10.9900        123,536.30         ZZ
                                     10.4900          1,218.01         1
                                     17.9900          1,220.56         80
    SAN ANTONIO     TX    78230      17.4900       01/09/98
    0007365091                       10.9900       03/01/98            00
    976681                           10.4900       02/01/28            0
    0                                 6.2500       02/01/00        08/01/04
    E78/H62                           5.7500       03/01/00        09/01/04
      45                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682836                           8.4900         51,000.00        100
                                      8.4900         48,774.51         ZZ
                                      7.9900            391.78         1
                                     15.4900            398.08         51
    ALBUQUERQUE     NM    87105      14.9900       12/22/97
    0007365331                        8.4900       02/01/98            00
    976481                            7.9900       01/01/28            0
    0                                 5.7500       01/01/00        07/01/04
    E78/H62                           5.2500       02/01/00        08/01/04
      45                              8.4900          .0000           .0000
    A                                11.4900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682906                          10.9000         68,800.00        100
                                     10.9000         65,959.82         ZZ
                                     10.4000            650.01         1
                                     17.9000            647.93         80
    MESA            AZ    85205      17.4000       12/19/97
    0007365802                       10.9000       02/01/98            00
    976491                           10.4000       01/01/28            0
    0                                 6.4500       01/01/00        07/01/04
    E78/H62                           5.9500       02/01/00        08/01/04
      45                             10.9000          .0000           .0000
    A                                13.9000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1682910                          11.3900         65,360.00        100
                                     11.3900         63,227.86         ZZ
                                     10.8900            641.77         1
                                     18.3900            642.86         80
    WESLACO         TX    78596      17.8900       01/05/98
    0007366180                       11.3900       03/01/98            00
    976249                           10.8900       02/01/28            0
    0                                 6.2500       02/01/00        08/01/04
    E78/H62                           5.7500       03/01/00        09/01/04
      45                             11.3900          .0000           .0000
    A                                14.3900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1683854                           6.2500        164,800.00        100
                                      6.2500        156,038.77         ZZ
                                      5.7500          1,446.24         1
                                     16.0000          1,048.87         80
    BROKEN ARROW    OK    74012      15.5000       01/07/98
    0410619423                         .0000       03/01/98            00
    410619423                          .0000       02/01/28            0
    0                                 5.0000       02/01/99        02/01/05
    E22/H62                           4.5000       03/01/99        03/01/05
      45                              8.0000          .0000           .0000
    A                                12.0000           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1684116                          10.2500         25,000.00        100
                                     10.2500         22,002.56         ZZ
                                      9.7500            224.03         1
                                     17.2500            206.58         50
    SPOKANE         WA    99205      16.7500       01/15/97
    0007367618                       10.2500       03/01/98            00
    976201                            9.7500       02/01/28            0
    0                                 6.2500       02/01/00        08/01/04
    E78/H62                           5.7500       03/01/00        09/01/04
      45                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1684137                           9.9500        102,320.00        100
                                      9.9500         98,063.14         ZZ
                                      9.4500            894.15         1
                                     16.9500            896.96         80
    HURST           TX    76054      16.4500       01/16/98
    0007367683                        9.9500       03/01/98            00
    981036                            9.4500       02/01/28            0
    0                                 5.2500       02/01/00        08/01/04
    E78/H62                           4.7500       03/01/00        09/01/04
      45                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1684452                           5.8750        112,000.00        100
                                      5.8750        104,755.71         ZZ
                                      5.3750            901.18         1
                                     15.0000            679.28         64
    EAGLE           CO    81631      14.5000       02/06/98
    0007395288                         .0000       04/01/98            00
    DEN11879                           .0000       03/01/28            0
    0                                 4.6250       03/01/00        09/01/04
1


    F03/H62                           4.1250       04/01/00        10/01/04
      25                              6.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1685980                           9.0000         88,200.00        100
                                      9.0000         84,323.39         ZZ
                                      8.5000            709.68         1
                                     15.0000            717.76         41
    NAPERVILLE      IL    60540      14.5000       11/17/97
    0007369697                        9.0000       01/01/98            00
    6348445                           8.5000       12/01/27            0
    0                                 6.7500       12/01/99        06/01/04
    F14/H62                           6.2500       01/01/00        07/01/04
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1686070                           6.2500         19,000.00        100
                                      6.2500         17,963.25         ZZ
                                      5.7500            163.24         1
                                     15.7500            120.75         80
    KANSAS CITY     MO    64114      15.2500       01/14/98
    0007370273                         .0000       03/01/98            00
    8683793                            .0000       02/01/28            0
    0                                 5.0000       02/01/00        08/01/04
    638/H62                           4.5000       03/01/00        09/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1686125                           5.7500         60,375.00        100
                                      5.7500         57,099.99         ZZ
                                      5.2500            535.42         1
                                     16.1250            366.57         75
    RICHMOND HEIGH  MO    63117      15.6250       01/09/98
1


    0007371453                         .0000       03/01/98            00
    8695431                            .0000       02/01/28            0
    0                                 4.5000       02/01/99        02/01/05
    638/H62                           4.0000       03/01/99        03/01/05
      45                              8.1250          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    1686851                           6.5000         94,000.00        100
                                      6.5000         89,579.25         ZZ
                                      6.0000            773.31         1
                                     15.2500            614.69         76
    FRIDLEY         MN    55432      14.7500       01/29/98
    0007373723                         .0000       03/01/98            00
    SWANS00084303                      .0000       02/01/28            0
    0                                 5.2500       02/01/00        08/01/04
    J93/H62                           4.7500       03/01/00        09/01/04
      25                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1687796                           5.8750        160,200.00        100
                                      5.8750        150,803.09         ZZ
                                      5.3750          1,317.93         1
                                     15.2500            979.43         90
    HENDERSON       NV    89014      14.7500       01/27/98
    0007395056                         .0000       03/01/98            23
    74479                              .0000       02/01/28            0
    0                                 4.6250       03/01/00        09/01/04
    816/H62                           4.1250       04/01/00        10/01/04
      25                              6.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1687809                           9.9900         86,060.00        100
                                      9.9900         82,459.06         ZZ
1


                                      9.4900            754.60         1
                                     15.9900            756.53         69
    CATHLAMET       WA    98612      15.4900       01/15/98
    0007372493                        9.9900       03/01/98            00
    110227                            9.4900       02/01/28            0
    0                                 6.2400       02/01/00        08/01/04
    894/H62                           5.7400       03/01/00        09/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1687826                           8.7900         87,000.00        100
                                      8.7900         82,745.80         ZZ
                                      8.2900            686.92         1
                                     14.7900            691.21         61
    MOXEE           WA    98936      13.2900       01/20/98
    0007372667                        8.7900       03/01/98            00
    400705                            8.2900       02/01/28            0
    0                                 5.0400       02/01/00        08/01/04
    894/H62                           4.5400       03/01/00        09/01/04
      25                              8.7900          .0000           .0000
    A                                11.7900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        N             .0000


    1687933                           5.8750         53,550.00        100
                                      5.8750         50,757.07         ZZ
                                      5.3750            494.85         1
                                     16.6250            329.78         85
    INDEPENDENCE    MO    64052      16.1250       01/13/98
    0410656938                         .0000       03/01/98            23
    410656938                          .0000       02/01/28            0
    0                                 4.6250       02/01/00        08/01/04
    E22/H62                           4.1250       03/01/00        09/01/04
      25                              7.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1687935                           5.5000         88,000.00        100
                                      5.5000         82,678.22         ZZ
                                      5.0000            684.45         1
                                     14.6250            518.51         80
    SIGNAL MOUNTAI  TN    37377      14.1250       01/19/98
    0410664072                         .0000       03/01/98            00
    410664072                          .0000       02/01/28            0
    0                                 4.2500       02/01/00        08/01/04
    E22/H62                           3.7500       03/01/00        09/01/04
      25                              5.6250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1688356                           8.0000         57,100.00        100
                                      8.0000         54,770.65         ZZ
                                      7.5000            550.26         1
                                     18.0000            429.33         90
    MIAMI           FL    33176      17.5000       01/15/98
    0007379548                         .0000       02/15/98            23
    3077                               .0000       01/15/28            0
    0                                 6.7500       01/15/01        07/15/04
    G13/H62                           6.2500       02/15/01        08/15/04
      45                             11.1500          .0000           .0000
    A                                14.1500            6              6
      360                               R            1.0000          1.0000
       6.8500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1688360                          10.2500         96,000.00        100
                                     10.2500         92,204.16         ZZ
                                      9.7500            860.26         1
                                     17.2500            863.39         80
    CHATTANOOGA     TN    37421      16.7500       01/12/98
    0007376635                       10.2500       02/12/98            00
    2964                              9.7500       01/12/28            0
    0                                 5.5000       01/12/00        07/12/04
    G13/H62                           5.0000       02/12/00        08/12/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1688362                          10.5000        169,200.00        100
                                     10.5000        158,061.09         ZZ
                                     10.0000          1,547.74         1
                                     17.5000          1,516.61         90
    HOUSTON         TX    77069      17.0000       01/13/98
    0007386287                       10.5000       02/13/98            23
    2971                             10.0000       01/13/28            0
    0                                 6.7500       01/13/00        07/13/04
    G13/H62                           6.2500       02/13/00        08/13/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1688390                          10.6000         38,400.00        100
                                     10.6000         36,832.90         ZZ
                                     10.1000            354.13         1
                                     17.6000            353.70         80
    HOUSTON         TX    77092      17.1000       01/23/98
    0007377047                       10.6000       03/01/98            00
    3052                             10.1000       02/01/28            0
    0                                 7.2500       02/01/00        08/01/04
    G13/H62                           6.7500       03/01/00        09/01/04
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1688397                           8.7500         56,050.00        100
                                      8.7500         52,293.15         ZZ
                                      8.2500            555.06         1
                                     18.5000            435.88         54
    STEELES TAVERN  VA    24476      18.0000       12/19/97
    0007378292                         .0000       02/01/98            00
    3086                               .0000       01/01/28            0
    0                                 7.5000       01/01/00        07/01/04
    G13/H62                           7.0000       02/01/00        08/01/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1688402                           9.7500         60,000.00        100
                                      9.7500         57,515.47         ZZ
                                      9.2500            515.49         1
                                     16.7500            518.11         80
    GLASGOW         KY    42141      16.2500       01/30/98
    0007376973                        9.7500       03/01/98            00
    3101                              9.2500       02/01/28            0
    0                                 5.7500       02/01/00        08/01/04
    G13/H62                           5.2500       03/01/00        09/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1689333                          10.3750        140,000.00        100
                                     10.3750        134,844.97         T
                                      9.8750          1,267.57         1
                                     16.3750          1,273.49         70
    STOCKBRIDGE     GA    30281      15.8750       01/09/98
    0007375306                       10.3750       03/01/98            00
    10041945                          9.8750       02/01/28            0
    0                                 6.5000       02/01/99        02/01/05
    K83/H62                           6.0000       03/01/99        03/01/05
      45                             10.3750          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1689362                          10.6250         42,500.00        100
                                     10.6250         40,657.19         ZZ
                                     10.1250            392.74         1
                                     16.6250            391.14         85
    VERO BEACH      FL    32967      16.1250       01/08/98
    0007380306                       10.6250       03/01/98            23
    0010042380                       10.1250       02/01/28            0
    0                                 6.7500       02/01/99        02/01/05
1


    K83/H62                           6.2500       03/01/99        03/01/05
      45                             10.6250          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1689411                          11.0000         79,900.00        100
                                     11.0000         74,254.33         ZZ
                                     10.5000            760.91         1
                                     17.0000            734.76         85
    AUBURN          GA    30203      16.5000       01/02/98
    0007379746                       11.0000       02/01/98            23
    001041495                        10.5000       01/01/28            0
    0                                 7.0000       01/01/99        01/01/05
    K83/H62                           6.5000       02/01/99        02/01/05
      45                             11.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1689678                           9.8750        183,600.00        100
                                      9.8750        172,823.62         ZZ
                                      9.3750          1,594.29         1
                                     15.8750          1,574.52         86
    NORMANDY PARK   WA    98166      15.3750       11/05/97
    0007375348                        9.8750       01/01/98            23
    0004561197                        9.3750       12/01/27            0
    0                                 5.8750       12/01/99        06/01/04
    L25/H62                           5.3750       01/01/00        07/01/04
      25                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1691214                          10.5000         45,000.00        100
                                     10.5000         43,352.00         ZZ
                                     10.0000            411.64         1
                                     16.5000            413.56         11
    LAKEVILLE       CT    06039      16.0000       12/10/97
1


    0007392467                       10.5000       02/01/98            00
    ADAM                             10.0000       01/01/28            0
    0                                 7.0000       01/01/00        07/01/04
    H29/H62                           6.5000       02/01/00        08/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1691265                           8.1250         24,000.00        100
                                      8.1250         18,292.48         ZZ
                                      7.6250            219.54         1
                                     16.5000            150.58         69
    INDAINAPOLIS    IN    46222      16.0000       01/27/98
    0007388507                         .0000       03/01/98            00
    8701169                            .0000       02/01/28            0
    0                                 6.8750       08/01/98        08/01/04
    638/H62                           6.3750       09/01/98        09/01/04
      25                              9.5000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1691583                           8.7500         88,700.00        100
                                      8.7500         84,241.52         ZZ
                                      8.2500            697.80         1
                                     14.7500            702.17         80
    MCMINNVILLE     OR    97128      14.2500       12/22/97
    0007376312                        8.7500       02/01/98            00
    X318                              8.2500       01/01/28            0
    0                                 4.5000       01/01/00        07/01/04
    L25/H62                           4.0000       02/01/00        08/01/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1691656                          11.0000         32,000.00        100
                                     11.0000         28,822.84         ZZ
1


                                     10.5000            304.75         1
                                     18.0000            289.98         79
    THOMASVILLE     GA    31757      17.5000       10/31/97
    0007376387                       11.0000       12/01/97            00
    732718                           10.5000       11/01/27            0
    0                                 5.0000       11/01/99        05/01/04
    299/H62                           4.5000       12/01/99        06/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1691707                           6.3750         55,250.00        100
                                      6.3750         52,131.11         ZZ
                                      5.8750            469.62         1
                                     15.6250            354.53         85
    GAINESVILLE     GA    30501      15.1250       01/30/98
    0007375959                         .0000       03/01/98            23
    MUNOZ                              .0000       02/01/28            0
    0                                 5.1250       02/01/00        08/01/04
    J96/H62                           4.6250       03/01/00        09/01/04
      25                              6.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1692362                          10.7500         39,750.00        100
                                     10.7500         38,459.92         ZZ
                                     10.2500            371.06         1
                                     16.7500            373.42         75
    YUMA            AZ    85365      16.2500       01/09/98
    0007378441                       10.7500       03/01/98            00
    514103                           10.2500       02/01/28            0
    0                                 7.6250       02/01/00        08/01/04
    737/H62                           7.1250       03/01/00        09/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    1693056                           6.3750         74,800.00        100
                                      6.3750         70,833.77         ZZ
                                      5.8750            595.14         1
                                     14.8750            481.56         85
    RIVERTON        WY    82501      14.3750       01/07/98
    0007381528                         .0000       03/01/98            23
    204126                             .0000       02/01/28            0
    0                                 5.1250       02/01/00        08/01/04
    685/H62                           4.6250       03/01/00        09/01/04
      25                              5.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1693708                           4.7500         65,350.00        100
                                      4.7500         60,356.28         ZZ
                                      4.2500            561.46         1
                                     15.7500            352.28         75
    CHARLOTTE       NC    28273      15.2500       01/27/98
    0007389554                         .0000       03/01/98            00
    8702594                            .0000       02/01/28            0
    0                                 3.5000       02/01/00        08/01/04
    638/H62                           3.0000       03/01/00        09/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1693762                          10.0000         28,400.00        100
                                     10.0000         27,192.80         ZZ
                                      9.5000            249.24         1
                                     16.0000            249.88         82
    ROCKFORD        IL    61103      15.5000       12/12/97
    0007379266                       10.0000       02/01/98            23
    0004510960                        9.5000       01/01/28            0
    0                                 5.7500       01/01/00        07/01/04
    L25/H62                           5.2500       02/01/00        08/01/04
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1693878                           8.7500        102,900.00        100
                                      8.7500         97,807.59         ZZ
                                      8.2500            809.51         2
                                     14.7500            815.25         90
    HIGHLAND PARK   NJ    08904      14.2500       12/11/97
    0007388101                        8.7500       02/01/98            23
    73060392                          8.2500       01/01/28            0
    0                                 4.5000       07/01/98        07/01/04
    F22/H62                           4.0000       08/01/98        08/01/04
      25                              8.7500          .0000           .0000
    A                                 9.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1693976                           7.3750         96,050.00        100
                                      7.3750         91,777.11         ZZ
                                      6.8750            920.15         1
                                     18.0750            682.34         85
    FAYETTEVILLE    NC    28314      17.5750       01/22/98
    0007379431                         .0000       02/26/98            23
    980107                             .0000       01/26/28            0
    0                                 6.1250       01/26/00        07/26/04
    K50/H64                           5.6250       02/26/00        08/26/04
      25                             11.0750          .0000           .0000
    A                                14.0750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1694317                           7.5000        108,000.00        100
                                      7.5000        102,949.63         ZZ
                                      7.0000            917.99         1
                                     15.6250            772.68         90
    CATONVILLE      MD    21228      15.1250       01/02/98
    0007381734                         .0000       03/01/98            23
    100160                             .0000       02/01/28            0
    0                                 6.2500       02/01/00        08/01/04
    G30/H62                           5.7500       03/01/00        09/01/04
      25                              9.6250          .0000           .0000
    A                                12.6250            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1694368                           9.1250         99,450.00        100
                                      9.1250         94,249.29         ZZ
                                      8.6250            809.16         1
                                     15.1250            808.63         65
    OAK PARK        IL    60304      14.6250       01/26/98
    0007380991                        9.1250       03/01/98            00
    4652954                           8.6250       02/01/28            0
    0                                 4.8750       02/01/00        08/01/04
    L25/H62                           4.3750       03/01/00        09/01/04
      25                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1694422                          10.4250        113,400.00        100
                                     10.4250        109,159.54         ZZ
                                      9.9250          1,030.97         1
                                     16.4250          1,034.76         90
    STAFFORD        VA    22554      15.9250       01/09/98
    0007381866                       10.4250       03/01/98            23
    100344                            9.9250       02/01/28            0
    0                                 6.2500       02/01/00        08/01/04
    G30/H62                           5.7500       03/01/00        09/01/04
      25                             10.4250          .0000           .0000
    A                                13.4250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1694524                           8.8750         55,500.00        100
                                      8.8750         52,936.08         ZZ
                                      8.3750            441.59         1
                                     14.8750            445.23         75
    DECATUR         IL    62521      14.3750       01/22/98
    0007381700                        8.8750       03/01/98            00
    0004652236                        8.3750       02/01/28            0
    0                                 5.5000       02/01/99        08/01/04
1


    L25/H62                           5.0000       03/01/99        09/01/04
      25                              8.8750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1694548                           6.6250        119,920.00        100
                                      6.6250        113,340.66         ZZ
                                      6.1250          1,041.32         1
                                     15.8750            787.02         80
    WOODSTOCK       GA    30188      15.3750       03/20/98
    0800135055                         .0000       05/01/98            00
    1010175                            .0000       04/01/28            0
    0                                 5.3750       04/01/01        04/01/04
    A52/L06                           4.8750       05/01/01        05/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1694714                          10.7500         52,500.00        100
                                     10.7500         50,273.75         ZZ
                                     10.2500            490.08         1
                                     16.7500            488.60         75
    ELLWOOD CITY    PA    16117      16.2500       01/09/98
    0007383730                       10.7500       03/01/98            00
    971700                           10.2500       02/01/28            0
    0                                 7.1250       02/01/00        08/01/04
    922/H62                           6.6250       03/01/00        09/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1694829                          11.2500         72,600.00        100
                                     11.2500         69,019.63         ZZ
                                     10.7500            643.84         1
                                     16.6250            696.05         80
    SEQUIM          WA    98382      16.1250       12/17/97
1


    0007391329                       11.2500       02/01/98            00
    9770820346                       10.7500       01/01/28            0
    0                                 5.1250       01/01/00        07/01/04
    783/H62                           4.6250       02/01/00        08/01/04
      25                             11.2500          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1694930                           8.6250        105,800.00        100
                                      8.6250         99,706.08         ZZ
                                      8.1250            822.91         1
                                     14.6250            821.87         80
    SALISBURY       NC    28147      14.1250       01/23/98
    0007386907                        8.6250       03/01/98            00
    33700438                          8.1250       02/01/28            0
    0                                 4.5000       02/01/00        08/01/04
    E26/H62                           4.0000       03/01/00        09/01/04
      45                              8.6250          .0000           .0000
    A                                11.6250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695028                          12.7500         61,750.00        100
                                     12.7500         60,190.61         ZZ
                                     12.2500            671.03         1
                                     18.7500            671.88         65
    MANASSAS PARK   VA    22111      18.2500       01/30/98
    0007382294                       12.7500       03/01/98            00
    980041                           12.2500       02/01/28            0
    0                                 9.3750       02/01/00        08/01/04
    922/H62                           8.8750       03/01/00        09/01/04
      25                             12.7500          .0000           .0000
    A                                15.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695089                           6.8750        123,300.00        100
                                      6.8750        117,515.53         ZZ
1


                                      6.3750          1,070.67         1
                                     15.8750            835.38         90
    DOVER           DE    19904      15.3750       01/30/98
    0007388572                         .0000       03/01/98            23
    8699562                            .0000       02/01/28            0
    0                                 5.6250       02/01/00        08/01/04
    638/H62                           5.1250       03/01/00        09/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695164                          11.1250         32,400.00        100
                                     11.1250         28,460.84         ZZ
                                     10.6250            311.62         1
                                     18.1250            284.73         60
    ST. CHARLES     MO    63301      17.6250       01/16/98
    0007384688                       11.1250       03/01/98            00
    9700010200                       10.6250       02/01/28            0
    0                                 7.0000       02/01/00        08/01/04
    L11/H62                           6.5000       03/01/00        09/01/04
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695171                          10.8750         47,900.00        100
                                     10.8750         45,979.22         ZZ
                                     10.3750            451.65         1
                                     17.8750            450.51         80
    ULYSSES         KS    67880      17.3750       01/23/98
    0007383946                       10.8750       03/01/98            00
    9700010431                       10.3750       02/01/28            0
    0                                 6.7500       02/01/00        08/01/04
    L11/H62                           6.2500       03/01/00        09/01/04
      25                             10.8750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1695173                          11.3750         74,000.00        100
                                     11.3750         71,587.49         ZZ
                                     10.8750            725.77         1
                                     18.3750            727.57         65
    MESQUITE        TX    75149      17.8750       01/02/98
    0007387848                       11.3750       02/01/98            00
    9700010521                       10.8750       01/01/28            0
    0                                 7.2500       01/01/00        07/01/04
    L11/H62                           6.7500       02/01/00        08/01/04
      25                             11.3750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695199                           9.8750         60,000.00        100
                                      9.8750         56,522.64         ZZ
                                      9.3750            521.01         1
                                     16.8750            514.06         51
    CONYERS         GA    30013      16.3750       02/03/98
    0007383664                        9.8750       03/01/98            00
    9800011840                        9.3750       02/01/28            0
    0                                 5.7500       02/01/00        08/01/04
    L11/H62                           5.2500       03/01/00        09/01/04
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695224                          10.3750         65,250.00        100
                                     10.3750         62,683.09         ZZ
                                      9.8750            590.78         1
                                     17.3750            592.94         90
    WACO            TX    76712      16.8750       11/18/97
    0007387251                       10.3750       01/01/98            23
    9700008926                        9.8750       12/01/27            0
    0                                 6.2500       12/01/99        06/01/04
    L11/H62                           5.7500       01/01/00        07/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695226                          10.8750         72,250.00        100
                                     10.8750         69,682.75         ZZ
                                     10.3750            681.24         1
                                     17.8750            682.76         85
    BRANDON         MS    39042      17.3750       01/30/98
    0007383490                       10.8750       03/01/98            23
    9700009174                       10.3750       02/01/28            0
    0                                 6.7500       02/01/00        08/01/04
    L11/H62                           6.2500       03/01/00        09/01/04
      25                             10.8750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           04             0           00/00/00
                                        O             .0000


    1695326                           5.5000         54,080.00        100
                                      5.5000         50,556.61         ZZ
                                      5.0000            425.45         1
                                     14.7500            316.53         80
    ORLANDO         FL    32817      14.2500       02/09/98
    0007402845                        4.2500       04/01/98            00
    441026                            3.7500       03/01/28            0
    0                                 4.2500       03/01/01        09/01/04
    140/H62                           3.7500       04/01/01        10/01/04
      25                              5.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       4.5000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695373                           8.9900         30,000.00        100
                                      8.9900         27,165.12         ZZ
                                      8.4900            241.17         1
                                     15.9900            230.36         25
    RENO            NV    89506      15.4900       02/05/98
    0007385545                        8.9900       04/01/98            00
    981210                            8.4900       03/01/28            0
    0                                 5.9900       03/01/00        09/01/04
    E78/H62                           5.4900       04/01/00        10/01/04
      45                              8.9900          .0000           .0000
    A                                11.9900            6              6
1


      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695434                           8.0000         84,400.00        100
                                      8.0000         80,235.09         ZZ
                                      7.5000            619.30         1
                                     15.0000            628.21         80
    MISSOULA        MT    59801      14.5000       01/22/98
    0007385107                        8.0000       03/01/98            00
    981120                            7.5000       02/01/28            0
    0                                 5.3900       08/01/98        08/01/04
    E78/H62                           4.8900       09/01/98        09/01/04
      45                              8.0000          .0000           .0000
    A                                 9.5000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695686                          11.3500         50,800.00        100
                                     11.3500         49,092.45         ZZ
                                     10.8500            497.26         1
                                     18.3500            497.72         80
    HOUSTON         TX    77038      17.8500       01/22/98
    0007386592                       11.3500       03/01/98            00
    981082                           10.8500       02/01/28            0
    0                                 5.9900       02/01/00        08/01/04
    E78/H62                           5.4900       03/01/00        09/01/04
      45                             11.3500          .0000           .0000
    A                                14.3500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695712                           9.9900         53,175.00        100
                                      9.9900         51,107.72         ZZ
                                      9.4900            466.26         1
                                     16.9900            468.90         75
    RED LODGE       MT    59068      16.4900       01/20/98
    0007386147                        9.9900       03/01/98            00
    976070                            9.4900       02/01/28            0
    0                                 6.2500       02/01/00        08/01/04
1


    E78/H62                           5.7500       03/01/00        09/01/04
      45                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695713                           9.8000         68,000.00        100
                                      9.8000         64,598.37         ZZ
                                      9.3000            586.72         1
                                     16.8000            583.64         80
    SPOKANE         WA    99205      16.3000       02/03/98
    0007386253                        9.8000       04/01/98            00
    976698                            9.3000       03/01/28            0
    0                                 5.9500       03/01/00        09/01/04
    E78/H62                           5.4500       04/01/00        10/01/04
      45                              9.8000          .0000           .0000
    A                                12.8000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695722                          10.4000         64,125.00        100
                                     10.4000         61,833.97         ZZ
                                      9.9000            581.79         1
                                     17.4000            585.05         75
    PUEBLO WEST     CO    81007      16.9000       01/30/98
    0007385693                       10.4000       03/01/98            00
    976578                            9.9000       02/01/28            0
    0                                 6.6900       02/01/00        08/01/04
    E78/H62                           6.1900       03/01/00        09/01/04
      45                             10.4000          .0000           .0000
    A                                13.4000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695801                          10.7500         44,800.00        100
                                     10.7500         43,224.75         ZZ
                                     10.2500            418.20         1
                                     17.7500            419.68         80
    PORT ARANSAS    TX    78373      17.2500       01/07/98
1


    0007384597                       10.7500       03/01/98            00
    9700010202                       10.2500       02/01/28            0
    0                                 7.1250       02/01/99        02/01/05
    L11/H62                           6.6250       03/01/99        03/01/05
      25                             10.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1695810                           9.9500         93,440.00        100
                                      9.9500         89,456.42         ZZ
                                      9.4500            816.55         1
                                     16.9500            817.55         80
    SAN ANTONIO     TX    78232      16.4500       02/04/98
    0007384159                        9.9500       04/01/98            00
    981307                            9.4500       03/01/28            0
    0                                 6.2500       03/01/00        09/01/04
    E78/H62                           5.7500       04/01/00        10/01/04
      45                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1695965                           6.7500        126,500.00        100
                                      6.7500        120,325.80         ZZ
                                      6.2500          1,063.68         1
                                     15.5000            844.77         79
    IRVINGTON       NJ    07111      15.0000       02/10/98
    0007389976                         .0000       04/01/98            00
    2094                               .0000       03/01/28            0
    0                                 5.5000       03/01/00        09/01/04
    F96/H62                           5.0000       04/01/00        10/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1696090                          10.2500         74,350.00        100
                                     10.2500         71,464.42         ZZ
1


                                      9.7500            666.26         1
                                     17.2500            669.74         85
    BRANDON         FL    33510      16.7500       11/21/97
    0007387731                       10.2500       01/01/98            23
    9700008465                        9.7500       12/01/27            0
    0                                 6.5000       12/01/98        12/01/04
    L11/H62                           6.0000       01/01/99        01/01/05
      25                             10.2500          .0000           .0000
    A                                12.2500           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1696191                           9.5000         80,000.00        100
                                      9.5000         73,945.77         ZZ
                                      9.0000            672.68         1
                                     15.5000            653.97         67
    PATERSON        NJ    07524      15.0000       12/29/97
    0007384704                        9.5000       02/01/98            00
    971238                            9.0000       01/01/28            0
    0                                 6.3750       01/01/00        07/01/04
    922/H62                           5.8750       02/01/00        08/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1696241                          11.2500         55,200.00        100
                                     11.2500         52,731.88         ZZ
                                     10.7500            536.14         1
                                     18.2500            531.94         77
    ONONDAGA        MI    49264      17.7500       10/22/97
    0007384993                       11.2500       12/01/97            00
    43172                            10.7500       11/01/27            0
    0                                 7.2500       11/01/99        05/01/04
    L34/H62                           6.7500       12/01/99        06/01/04
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1696255                           8.7500        126,400.00        100
                                      8.7500        120,219.54         ZZ
                                      8.2500            994.39         1
                                     14.7500          1,001.02         80
    PORTLAND        OR    97230      14.2500       01/28/98
    0007385339                        8.7500       03/01/98            00
    ID2512                            8.2500       02/01/28            0
    0                                 5.5000       02/01/00        08/01/04
    J42/H62                           5.0000       03/01/00        09/01/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1696402                          11.2000         35,200.00        100
                                     11.2000         33,998.91         ZZ
                                     10.7000            340.55         1
                                     18.2000            341.51         80
    WATERLOO        IA    50703      17.7000       11/21/97
    0007393226                       11.2000       01/01/98            00
    1120                             10.7000       12/01/27            0
    0                                 6.8250       12/01/99        06/01/04
    L34/H62                           6.3250       01/01/00        07/01/04
      25                             11.2000          .0000           .0000
    A                                14.2000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1696427                           7.2500         65,250.00        100
                                      7.2500         62,504.99         ZZ
                                      6.7500            602.98         1
                                     16.6250            458.02         75
    BENTON          AR    72015      16.1250       03/09/98
    0800135238                         .0000       05/01/98            00
    1696427                            .0000       04/01/28            0
    0                                 6.0000       04/01/00        04/01/04
    H34/L06                           5.5000       05/01/00        05/01/04
      25                              7.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1696443                          11.2000         90,400.00        100
                                     11.2000         86,915.36         ZZ
                                     10.7000            874.59         1
                                     18.2000            873.04         80
    MINNEAPOLIS     MN    55419      17.7000       11/26/97
    0007393317                       11.2000       01/01/98            00
    43794                            10.7000       12/01/27            0
    0                                 5.3250       12/01/99        06/01/04
    L34/H62                           4.8250       01/01/00        07/01/04
      25                             11.2000          .0000           .0000
    A                                14.2000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1696466                           5.5000         68,000.00        100
                                      5.5000         63,524.14         ZZ
                                      5.0000            528.90         1
                                     14.6250            398.39         80
    PLANTERSVILLE   TX    77363      14.1250       01/30/98
    0410674766                         .0000       03/01/98            00
    410674766                          .0000       02/01/28            0
    0                                 4.2500       02/01/01        08/01/04
    E22/H62                           3.7500       03/01/01        09/01/04
      25                              5.6250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1696872                          12.5000         32,800.00        100
                                     12.5000         31,282.57         ZZ
                                     12.0000            350.06         1
                                     19.5000            344.39         80
    WATERLOO        IA    50703      19.0000       08/25/97
    0007392657                       12.5000       10/01/97            00
    41420                            12.0000       09/01/27            0
    0                                 6.6560       09/01/99        09/01/04
    L34/H62                           6.1560       10/01/99        10/01/04
      25                             12.5000          .0000           .0000
    A                                15.5000            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1696987                          11.4900         34,000.00        100
                                     11.4900         32,475.21         ZZ
                                     10.9900            336.44         1
                                     18.4900            333.43         85
    DETROIT         MI    48226      17.9900       09/26/97
    0007390743                       11.4900       11/01/97            23
    43051                            10.9900       10/01/27            0
    0                                 7.0900       10/01/99        04/01/04
    L34/H62                           6.5900       11/01/99        05/01/04
      25                             11.4900          .0000           .0000
    A                                14.4900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1697258                           9.2500        300,000.00        100
                                      9.2500        285,471.61         ZZ
                                      8.7500          2,468.03         1
                                     16.2500          2,473.54         63
    SANTA CRUZ      CA    95060      15.7500       01/14/98
    0007390271                        9.2500       03/01/98            00
    97122675                          8.7500       02/01/28            0
    0                                 6.0000       02/01/00        08/01/04
    B83/H62                           5.5000       03/01/00        09/01/04
      25                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1697309                          10.6000         97,000.00        100
                                     10.6000         93,643.62         ZZ
                                     10.1000            894.56         2
                                     16.6000            899.94         65
    PATERSON        NJ    07522      16.1000       12/15/97
    0007389315                       10.6000       02/01/98            00
    2922                             10.1000       01/01/28            0
    0                                 7.2000       01/01/00        07/01/04
1


    G13/H62                           6.7000       02/01/00        08/01/04
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1697322                          11.2500        193,500.00        100
                                     11.2500        184,276.46         ZZ
                                     10.7500          1,879.39         1
                                     18.0000          1,855.02         75
    CYPRESS         TX    77429      17.5000       02/10/98
    0007388606                       11.2500       03/10/98            00
    3194                             10.7500       02/10/28            0
    0                                 6.7500       02/10/00        08/10/04
    G13/H62                           6.2500       03/10/00        09/10/04
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       6.7500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1697396                           9.5000         66,000.00        100
                                      9.5000         62,788.51         ZZ
                                      9.0000            554.97         1
                                     15.5000            556.33         75
    TOPEKA          KS    66614      15.0000       10/03/97
    0007387624                        9.5000       12/01/97            00
    5575188                           9.0000       11/01/27            0
    0                                 6.2500       11/01/99        05/01/04
    F14/H62                           5.7500       12/01/99        06/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1697478                           9.6250        148,750.00        100
                                      9.6250        142,610.06         ZZ
                                      9.1250          1,264.36         1
                                     15.6250          1,273.48         85
    NORRISTOWN      PA    19401      15.1250       12/10/97
1


    0007387871                        9.6250       02/01/98            23
    6377576                           9.1250       01/01/28            0
    0                                 6.2500       01/01/00        07/01/04
    F14/H62                           5.7500       02/01/00        08/01/04
      25                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1697624                          11.0000         56,000.00        100
                                     11.0000         53,553.34         ZZ
                                     10.5000            533.30         1
                                     18.0000            529.50         80
    COVINGTON       OH    45318      17.5000       01/14/98
    0007393929                       11.0000       03/01/98            00
    44548                            10.5000       02/01/28            0
    0                                 6.0000       02/01/00        08/01/04
    L34/H62                           5.5000       03/01/00        09/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1697848                           6.6250         29,050.00        100
                                      6.6250         27,678.61         ZZ
                                      6.1250            238.99         1
                                     15.2500            191.63         70
    PHILADELPHIA    PA    19130      14.7500       04/07/98
    0800135428                         .0000       06/01/98            00
    70000037536                        .0000       05/01/28            0
    0                                 5.5000       05/01/00        05/01/04
    E73/L06                           5.0000       06/01/00        06/01/04
      25                              6.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    1697896                           6.8750         54,000.00        100
                                      6.8750         48,458.61         ZZ
1


                                      6.3750            424.82         1
                                     14.7500            344.73         60
    THE WOODLANDS   TX    77380      14.2500       01/30/98
    0410690879                         .0000       03/01/98            00
    410690879                          .0000       02/01/28            0
    0                                 5.6250       02/01/99        02/01/05
    E22/H62                           5.1250       03/01/99        03/01/05
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    1698016                           7.1250         62,000.00        100
                                      7.1250         58,974.08         ZZ
                                      6.6250            487.76         1
                                     14.7500            427.95         89
    ALBUQUERQUE     NM    87110      14.2500       02/13/98
    0007400930                         .0000       04/01/98            23
    19980003                           .0000       03/01/28            0
    0                                 5.8750       03/01/99        03/01/05
    B28/H62                           5.3750       04/01/99        04/01/05
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1698373                           6.1250         62,400.00        100
                                      6.1250         58,922.20         ZZ
                                      5.6250            524.69         1
                                     15.5000            390.39         80
    MOAB            UT    84532      15.0000       03/03/98
    0800135485                         .0000       05/01/98            00
    1698373                            .0000       04/01/28            0
    0                                 4.8750       04/01/00        04/01/04
    L16/L06                           4.3750       05/01/00        05/01/04
      45                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1698390                           7.2500        104,250.00        100
                                      7.2500         97,378.83         ZZ
                                      6.7500            857.64         1
                                     16.2500            722.01         75
    LIVONIA         MI    48150      15.7500       06/16/97
    0800135576                        7.2500       08/01/97            00
    133081361                         6.7500       07/01/27            0
    0                                 3.7500       07/01/98        07/01/04
    L37/L06                           3.2500       08/01/98        08/01/04
      45                              7.2500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1698400                           7.0000        236,000.00        100
                                      7.0000        223,324.72         ZZ
                                      6.5000          1,962.93         1
                                     16.3750          1,623.03         80
    PLACITAS        NM    87043      15.8750       05/23/97
    0800135659                         .0000       07/01/97            00
    133050713                          .0000       06/01/27            0
    0                                 5.7500       12/01/97        06/01/04
    L37/L06                           5.2500       01/01/98        07/01/04
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1698402                           6.0000         50,000.00        100
                                      6.0000         33,154.77         ZZ
                                      5.5000            353.90         1
                                     14.6250            243.40         65
    CHELSEA         MI    48118      14.1250       05/28/97
    0800135675                         .0000       07/01/97            00
    133050770                          .0000       06/01/27            0
    0                                 4.7500       12/01/97        06/01/04
    L37/L06                           4.2500       01/01/98        07/01/04
      25                              7.6250          .0000           .0000
    A                                 9.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1698437                           9.3750         61,200.00        100
                                      9.3750         58,360.37         ZZ
                                      8.8750            509.03         1
                                     15.3750            514.11         89
    TUCKER          GA    30084      14.8750       06/25/97
    0800135956                        9.3750       08/01/97            23
    133062643                         8.8750       07/01/27            0
    0                                 6.3000       01/01/98        07/01/04
    L37/L06                           5.8000       02/01/98        08/01/04
      25                              9.3750          .0000           .0000
    A                                10.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1698455                           8.1500         42,000.00        100
                                      8.1500         39,597.85         ZZ
                                      7.6500            312.59         1
                                     14.1500            315.75         74
    JACKONSVILLE    FL    32211      13.6500       08/12/97
    0800136095                        8.1500       10/01/97            00
    133070745                         7.6500       09/01/27            0
    0                                 4.5500       03/01/98        09/01/04
    L37/L06                           4.0500       04/01/98        10/01/04
      25                              8.1500          .0000           .0000
    A                                 9.1500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1698504                           9.3500        127,500.00        100
                                      9.3500        121,749.53         ZZ
                                      8.8500          1,058.16         2
                                     16.3500          1,067.31         75
    TRACY           CA    95376      15.8500       09/25/97
    0800136434                        9.3500       11/01/97            00
    133083094                         8.8500       10/01/27            0
    0                                 6.5000       04/01/98        04/01/04
    L37/L06                           6.0000       05/01/98        05/01/04
      25                              9.3500          .0000           .0000
    A                                10.8500            6              6
1


      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1698516                          10.1250        131,250.00        100
                                     10.1250        126,157.77         ZZ
                                      9.6250          1,163.95         1
                                     17.1250          1,173.84         75
    WADSWORTH       IL    60083      16.6250       09/25/97
    0800136541                       10.1250       11/01/97            00
    133084035                         9.6250       10/01/27            0
    0                                 6.7500       04/01/98        04/01/04
    L37/L06                           6.2500       05/01/98        05/01/04
      25                             10.1250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1698543                           6.3750         64,000.00        100
                                      6.3750         58,901.88         ZZ
                                      5.8750            503.49         1
                                     14.7500            400.44         80
    MAYWOOD         IL    60153      14.2500       01/30/98
    0410678726                         .0000       03/01/98            00
    410678726                          .0000       02/01/28            0
    0                                 5.1250       02/01/99        02/01/05
    E22/H62                           4.6250       03/01/99        03/01/05
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1700248                          11.7000         54,000.00        100
                                     11.7000         52,381.58         ZZ
                                     11.2000            543.02         1
                                     17.7000            545.03         46
    COMMERCE TWP    MI    48382      17.2000       11/28/97
    0007397300                       11.7000       01/03/98            00
    44113                            11.2000       12/03/27            0
    0                                 7.2500       06/03/98        06/03/04
1


    L34/H62                           6.7500       07/03/98        07/03/04
      25                             11.7000          .0000           .0000
    A                                12.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1700308                           7.8750         35,250.00        100
                                      7.8750         33,751.60         ZZ
                                      7.3750            302.59         1
                                     15.7400            262.33         75
    TOLEDO          OH    43608      15.2400       10/08/97
    0007398225                         .0000       12/01/97            00
    89430                              .0000       11/01/27            0
    0                                 6.7500       11/01/99        05/01/04
    L34/H62                           6.2500       12/01/99        06/01/04
      25                              6.7400          .0000           .0000
    A                                12.7400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1700344                           7.8750         37,500.00        100
                                      7.8750         35,892.47         ZZ
                                      7.3750            321.91         1
                                     15.7400            279.09         75
    TOLEDO          OH    43607      15.2400       10/08/97
    0007397615                         .0000       12/01/97            00
    39426                              .0000       11/01/27            0
    0                                 6.7500       11/01/99        05/01/04
    L34/H62                           6.2500       12/01/99        06/01/04
      25                              6.7400          .0000           .0000
    A                                12.7400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1701193                           6.5000        144,000.00        100
                                      6.5000        136,422.97         ZZ
                                      6.0000          1,223.98         1
                                     15.6250            936.60         90
    PLAINFIELD      IL    60544      15.1250       02/09/98
1


    0800137028                         .0000       04/01/98            23
    98NW097                            .0000       03/01/28            0
    0                                 5.2500       03/01/99        03/01/05
    A37/L06                           4.7500       04/01/99        04/01/05
      45                              7.6250          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1701742                          10.1250         84,500.00        100
                                     10.1250         81,006.53         T
                                      9.6250            749.37         1
                                     16.1250            750.22         68
    FAYETTEVILLE    GA    30214      15.6250       02/09/98
    0007399066                       10.1250       04/01/98            00
    0010057206                        9.6250       03/01/28            0
    0                                 6.0000       03/01/99        03/01/05
    K83/H62                           5.5000       04/01/99        04/01/05
      45                             10.1250          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1701753                          10.0000         99,900.00        100
                                     10.0000         96,048.36         ZZ
                                      9.5000            876.69         1
                                     16.0000            881.88         90
    TALLAHASSEE     FL    32312      15.5000       01/30/98
    0007400831                       10.0000       03/01/98            23
    0010418655                        9.5000       02/01/28            0
    0                                 7.1250       02/01/99        02/01/05
    K83/H62                           6.6250       03/01/99        03/01/05
      45                             10.0000          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1701790                           8.3750         72,000.00        100
                                      8.3750         68,375.10         ZZ
1


                                      7.8750            547.25         1
                                     14.3750            552.84         90
    GREENVILLE      GA    30222      13.8750       12/29/97
    0007398795                        8.3750       02/01/98            23
    0010041606                        7.8750       01/01/28            0
    0                                 5.7500       01/01/99        01/01/05
    K83/H62                           5.2500       02/01/99        02/01/05
      45                              8.3750          .0000           .0000
    A                                10.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1702287                          11.3750         30,100.00        100
                                     11.3750         29,168.11         ZZ
                                     10.8750            295.21         1
                                     17.3750            296.45         85
    OCALA           FL    34470      16.8750       12/10/97
    0007395908                       11.3750       02/01/98            23
    0010040038                       10.8750       01/01/28            0
    0                                 7.3750       01/01/00        07/01/04
    K83/H62                           6.8750       02/01/00        08/01/04
      25                             11.3750          .0000           .0000
    A                                14.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1702359                           6.8750         45,900.00        100
                                      6.8750         43,751.18         ZZ
                                      6.3750            390.15         1
                                     15.6250            310.32         85
    DICKINSON       ND    58601      15.1250       04/23/98
    0800137556                         .0000       06/01/98            23
    UNKNOWN                            .0000       05/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    962/L06                           5.2500       06/01/00        06/01/04
      25                              6.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1702670                           6.8750        178,500.00        100
                                      6.8750        169,158.97         ZZ
                                      6.3750          1,599.54         1
                                     16.2500          1,202.87         85
    HAGERSTOWN      MD    21742      15.7500       03/27/98
    0800137606                        5.7500       05/01/98            23
    108036                            5.2500       04/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    F34/L06                           5.2500       06/01/00        06/01/04
      25                              7.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       4.5000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1702884                           6.8750         80,100.00        100
                                      6.8750         76,249.45         ZZ
                                      6.3750            673.52         1
                                     15.5000            541.29         90
    PRAIRIE TOWNSH  OH    43228      15.0000       02/13/98
    0800137788                         .0000       04/01/98            23
    8708581                            .0000       03/01/28            0
    0                                 5.6250       03/01/00        09/01/04
    638/L06                           5.1250       04/01/00        10/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1703072                           6.1250         89,640.00        100
                                      6.1250         78,845.29         ZZ
                                      5.6250            697.22         1
                                     14.6250            528.56         80
    DES MOINES      IA    50312      14.1250       03/16/98
    0800138018                         .0000       05/01/98            00
    200340180                          .0000       04/01/28            0
    0                                 4.8750       04/01/01        04/01/04
    E88/L06                           4.3750       05/01/01        05/01/04
      25                              5.6250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1704999                           8.0000         41,200.00        100
                                      8.0000         39,382.35         ZZ
                                      7.5000            403.30         1
                                     17.3500            308.35         70
    MIAMI           FL    33183      16.8500       01/13/98
    0800138489                         .0000       03/01/98            00
    4109043135                         .0000       02/01/28            0
    0                                 6.7500       02/01/00        08/01/04
    201/L06                           6.2500       03/01/00        09/01/04
      25                             11.3500          .0000           .0000
    A                                14.3500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    1705154                           6.6250        128,000.00        100
                                      6.6250        116,103.68         ZZ
                                      6.1250          1,018.43         1
                                     14.8750            809.27         66
    FORT LAUDERDAL  FL    33334      14.3750       02/13/98
    0007401078                         .0000       04/01/98            00
    4409053941                         .0000       03/01/28            0
    0                                 5.3750       03/01/00        09/01/04
    201/H62                           4.8750       04/01/00        10/01/04
      25                              8.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1705347                           6.3750         50,400.00        100
                                      6.3750         46,549.75         ZZ
                                      5.8750            401.01         1
                                     14.8750            316.00         80
    BRYSON CITY     NC    28713      14.3750       02/10/98
    0410705081                         .0000       04/01/98            00
    410705081                          .0000       03/01/28            0
    0                                 5.1250       03/01/99        03/01/05
    E22/H62                           4.6250       04/01/99        04/01/05
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1705372                          10.2000         40,600.00        100
                                     10.2000         38,934.52         ZZ
                                      9.7000            362.31         1
                                     17.2000            362.62         70
    HOUSTON         TX    77072      16.7000       02/26/98
    0800138729                       10.2000       04/01/98            00
    981658                            9.7000       03/01/28            0
    0                                 5.5000       03/01/00        09/01/04
    E78/L06                           5.0000       04/01/00        10/01/04
      45                             10.2000          .0000           .0000
    A                                13.2000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    1705447                           6.2500         80,750.00        100
                                      6.2500         75,151.88         ZZ
                                      5.7500            716.11         1
                                     16.1250            507.88         85
    SEFFNER         FL    33584      15.6250       02/13/98
    0410720619                         .0000       04/01/98            23
    410720619                          .0000       03/01/28            0
    0                                 5.0000       03/01/00        09/01/04
    E22/H62                           4.5000       04/01/00        10/01/04
      25                              7.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1705482                           9.9500         31,200.00        100
                                      9.9500         25,867.33         ZZ
                                      9.4500            272.65         1
                                     16.9500            239.03         80
    HOUSTON         TX    77072      16.4500       03/03/98
    0800138968                        9.9500       05/01/98            00
    981542                            9.4500       04/01/28            0
    0                                 6.2500       04/01/00        04/01/04
1


    E78/L06                           5.7500       05/01/00        05/01/04
      45                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1705638                          11.6000         38,080.00        100
                                     11.6000         36,850.04         ZZ
                                     11.1000            380.01         1
                                     18.6000            380.01         70
    SUPERIOR        AZ    85273      18.1000       02/12/98
    0800139214                       11.6000       04/01/98            00
    981477                           11.1000       03/01/28            0
    0                                 6.7500       03/01/00        09/01/04
    E78/L06                           6.2500       04/01/00        10/01/04
      45                             11.6000          .0000           .0000
    A                                14.6000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1705921                           7.7500         86,250.00        100
                                      7.7500         81,003.71         ZZ
                                      7.2500            617.91         1
                                     14.7500            621.04         75
    EUGENE          OR    97401      14.2500       01/19/98
    0800139495                        7.7500       03/01/98            00
    975918                            7.2500       02/01/28            0
    0                                 5.2500       02/01/01        08/01/04
    E78/L06                           4.7500       03/01/01        09/01/04
      45                              7.7500          .0000           .0000
    A                                10.7500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1706127                          10.2000        198,000.00        100
                                     10.2000        190,356.17         ZZ
                                      9.7000          1,766.93         1
                                     17.2000          1,772.92         90
    PEORIA          AZ    85382      16.7000       02/12/98
1


    0800139636                       10.2000       04/01/98            23
    981272                            9.7000       03/01/28            0
    0                                 5.7500       03/01/00        09/01/04
    E78/L06                           5.2500       04/01/00        10/01/04
      45                             10.2000          .0000           .0000
    A                                13.2000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1706135                           6.0000        125,600.00        100
                                      6.0000        117,986.45         ZZ
                                      5.5000          1,056.11         1
                                     15.5000            773.97         80
    PLANO           TX    75023      15.0000       02/27/98
    0007401250                         .0000       04/01/98            00
    26980030                           .0000       03/01/28            0
    0                                 4.7500       03/01/99        03/01/05
    E84/H62                           4.2500       04/01/99        04/01/05
      45                              7.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1706171                           8.9900         65,000.00        100
                                      8.9900         61,634.85         ZZ
                                      8.4900            522.54         1
                                     14.9900            522.66         79
    THE DALLES      OR    97058      14.4900       02/04/98
    0800139768                        8.9900       04/01/98            00
    0051012                           8.4900       03/01/28            0
    0                                 5.9900       03/01/00        09/01/04
    J42/L06                           5.4900       04/01/00        10/01/04
      25                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1706217                           8.4900         91,800.00        100
                                      8.4900         87,135.89         ZZ
1


                                      7.9900            705.22         1
                                     14.4900            709.65         90
    NEW CASTLE      IN    47362      13.9900       02/05/98
    0800139875                        8.4900       04/01/98            23
    121073                            7.9900       03/01/28            0
    0                                 5.2500       03/01/00        09/01/04
    J42/L06                           4.7500       04/01/00        10/01/04
      25                              8.4900          .0000           .0000
    A                                11.4900            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1706268                          10.1500        108,000.00        100
                                     10.1500        102,101.49         ZZ
                                      9.6500            959.77         1
                                     17.1500            947.37         80
    ALBUQUERQUE     NM    87109      16.6500       02/18/98
    0800140014                       10.1500       04/01/98            00
    981173                            9.6500       03/01/28            0
    0                                 5.4900       03/01/00        09/01/04
    E78/L06                           4.9900       04/01/00        10/01/04
      45                             10.1500          .0000           .0000
    A                                13.1500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1706379                           9.7000         66,400.00        100
                                      9.7000         63,660.38         ZZ
                                      9.2000            568.04         1
                                     16.7000            570.75         80
    SAN ANTONIO     TX    78232      16.2000       02/24/98
    0800140220                        9.7000       04/01/98            00
    981719                            9.2000       03/01/28            0
    0                                 5.7500       03/01/00        09/01/04
    E78/L06                           5.2500       04/01/00        10/01/04
      45                              9.7000          .0000           .0000
    A                                12.7000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1706538                          10.7500         66,600.00        100
                                     10.7500         64,225.03         ZZ
                                     10.2500            621.70         1
                                     17.7500            623.11         90
    ARLINGTON       TX    76014      17.2500       03/03/98
    0800140568                       10.7500       04/01/98            23
    9800011189                       10.2500       03/01/28            0
    0                                 7.0000       03/01/99        03/01/05
    L11/L06                           6.5000       04/01/99        04/01/05
      25                             10.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1706543                           8.5000         95,100.00        100
                                      8.5000         88,597.42         ZZ
                                      8.0000            731.24         1
                                     15.5000            721.38         80
    AUSTIN          TX    78717      15.0000       03/02/98
    0800140618                        8.5000       05/01/98            00
    9800012815                        8.0000       04/01/28            0
    0                                 4.8750       04/01/99        04/01/04
    L11/L06                           4.3750       05/01/99        05/01/04
      25                              8.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1706583                           8.9900        104,000.00        100
                                      8.9900         98,933.33         ZZ
                                      8.4900            836.06         1
                                     14.9900            838.94         80
    VANCOUVER       WA    98682      14.4900       02/17/98
    0800140949                        8.9900       04/01/98            00
    0051063                           8.4900       03/01/28            0
    0                                 5.5000       03/01/00        09/01/04
    J42/L06                           5.0000       04/01/00        10/01/04
      25                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1706770                           9.7500         39,200.00        100
                                      9.7500         37,446.71         ZZ
                                      9.2500            336.79         1
                                     16.7500            337.32         80
    GREENVILLE      OH    45331      16.2500       02/10/98
    0800141624                        9.7500       03/10/98            00
    3215                              9.2500       02/10/28            0
    0                                 5.5000       02/10/00        08/10/04
    G13/L06                           5.0000       03/10/00        09/10/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1706776                          11.9500         46,800.00        100
                                     11.9500         45,555.50         ZZ
                                     11.4500            479.59         1
                                     18.9500            481.69         65
    CHARLOTTE       NC    28209      18.4500       01/16/98
    0800141681                       11.9500       03/01/98            00
    3255                             11.4500       02/01/28            0
    0                                 8.4500       02/01/00        08/01/04
    G13/L06                           7.9500       03/01/00        09/01/04
      25                             11.9500          .0000           .0000
    A                                14.9500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    1706803                           8.8500        215,000.00        100
                                      8.8500        201,361.24         ZZ
                                      8.3500          1,706.78         1
                                     15.8500          1,690.19         79
    SAN ANTONIO     TX    78248      15.3500       01/29/98
    0800141939                        8.8500       03/01/98            00
    3384                              8.3500       02/01/28            0
    0                                 5.3500       02/01/00        08/01/04
    G13/L06                           4.8500       03/01/00        09/01/04
      25                              8.8500          .0000           .0000
    A                                11.8500            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1708468                          10.6250         41,600.00        100
                                     10.6250         40,110.65         ZZ
                                     10.1250            384.43         2
                                     17.6250            385.30         80
    HOUSTON         TX    77023      17.1250       03/11/98
    0800144073                       10.6250       05/01/98            00
    9800012521                       10.1250       04/01/28            0
    0                                 6.5000       04/01/00        04/01/04
    L11/L06                           6.0000       05/01/00        05/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1708576                          10.3750         38,250.00        100
                                     10.3750         36,774.00         ZZ
                                      9.8750            346.32         1
                                     17.3750            346.75         90
    OKLAHOMA CITY   OK    73107      16.8750       03/05/98
    0800144131                       10.3750       05/01/98            23
    9800013756                        9.8750       04/01/28            0
    0                                 6.7500       04/01/00        04/01/04
    L11/L06                           6.2500       05/01/00        05/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1708668                          11.8750         67,900.00        100
                                     11.8750         65,880.33         ZZ
                                     11.3750            691.91         1
                                     18.8750            692.14         85
    LAKELAND        FL    33810      18.3750       03/12/98
    0800144339                       11.8750       05/01/98            23
    9800012047                       11.3750       04/01/28            0
    0                                 7.7500       04/01/01        04/01/04
1


    L11/L06                           7.2500       05/01/01        05/01/04
      25                             11.8750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1708672                          10.3750         35,600.00        100
                                     10.3750         28,274.02         ZZ
                                      9.8750            322.32         1
                                     17.3750            269.22         80
    AUSTIN          TX    78702      16.8750       01/28/98
    0800144347                       10.3750       03/01/98            00
    9800012215                        9.8750       02/01/28            0
    0                                 6.2500       02/01/01        08/01/04
    L11/L06                           5.7500       03/01/01        09/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1708676                          10.3750         34,400.00        100
                                     10.3750         27,613.60         ZZ
                                      9.8750            311.46         1
                                     17.3750            263.04         80
    AUSTIN          TX    78702      16.8750       01/29/98
    0800144362                       10.3750       03/01/98            00
    9700010938                        9.8750       02/01/28            0
    0                                 6.2500       02/01/01        08/01/04
    L11/L06                           5.7500       03/01/01        09/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1708681                          11.8750         45,200.00        100
                                     11.8750         43,855.66         ZZ
                                     11.3750            460.59         1
                                     18.8750            460.75         80
    HUMBLE          TX    77338      18.3750       03/06/98
1


    0800144370                       11.8750       05/01/98            00
    9800012817                       11.3750       04/01/28            0
    0                                 7.7500       04/01/01        04/01/04
    L11/L06                           7.2500       05/01/01        05/01/04
      25                             11.8750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1708689                           9.1250        159,300.00        100
                                      9.1250        151,457.14         ZZ
                                      8.6250          1,296.12         1
                                     16.1250          1,296.96         90
    LEAGUE CITY     TX    77573      15.6250       03/11/98
    0800144404                        9.1250       05/01/98            23
    9800012483                        8.6250       04/01/28            0
    0                                 5.1250       04/01/01        04/01/04
    L11/L06                           4.6250       05/01/01        05/01/04
      25                              9.1250          .0000           .0000
    A                                10.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1708767                           9.2500         87,150.00        100
                                      9.2500         83,570.03         ZZ
                                      8.7500            716.97         1
                                     16.2500            723.43         70
    SALT LAKE CITY  UT    84116      15.7500       02/10/98
    0800144719                        9.2500       04/01/98            00
    312834                            8.7500       03/01/28            0
    0                                 5.8750       09/01/98        09/01/04
    E63/L06                           5.3750       10/01/98        10/01/04
      45                              9.2500          .0000           .0000
    A                                10.7500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1708779                          10.6250        163,150.00        100
                                     10.6250        157,337.37         ZZ
1


                                     10.1250          1,507.67         1
                                     17.6250          1,512.52         65
    MUKILTEO        WA    98275      17.1250       02/02/98
    0800144826                       10.6250       04/01/98            00
    308795                           10.1250       03/01/28            0
    0                                 6.5000       03/01/00        09/01/04
    E63/L06                           6.0000       04/01/00        10/01/04
      45                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1709227                           8.5000         96,800.00        100
                                      8.5000         92,037.19         ZZ
                                      8.0000            744.31         1
                                     15.5000            750.22         80
    EATONVILLE      WA    98328      15.0000       02/19/98
    0800145948                        8.5000       04/01/98            00
    316673                            8.0000       03/01/28            0
    0                                 5.8750       03/01/00        09/01/04
    E63/L06                           5.3750       04/01/00        10/01/04
      45                              8.5000          .0000           .0000
    A                                11.5000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1709612                          10.0000        120,500.00        100
                                     10.0000        113,258.34         ZZ
                                      9.5000          1,057.48         1
                                     17.0000          1,039.02         79
    LOCKPORT        IL    60441      16.5000       02/20/98
    0800147001                       10.0000       04/01/98            00
    874791                            9.5000       03/01/28            0
    0                                 6.1250       03/01/00        09/01/04
    E63/L06                           5.6250       04/01/00        10/01/04
      45                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1709806                          10.0000        240,000.00        100
                                     10.0000        230,509.54         ZZ
                                      9.5000          2,106.17         1
                                     16.0000          2,114.67         80
    KIMBERTON       PA    19442      15.5000       02/23/98
    0800147514                       10.0000       04/01/98            00
    LAWLESS                           9.5000       03/01/28            0
    0                                 6.1250       03/01/99        03/01/05
    922/L06                           5.6250       04/01/99        04/01/05
      45                             10.0000          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1710060                          10.2500         48,750.00        100
                                     10.2500         46,900.73         ZZ
                                      9.7500            436.85         1
                                     17.2500            438.46         75
    TUSCALOOSA      AL    35401      16.7500       02/06/98
    0800147878                       10.2500       04/01/98            00
    96793                             9.7500       03/01/28            0
    0                                 6.2500       03/01/00        09/01/04
    E63/L06                           5.7500       04/01/00        10/01/04
      45                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1710103                          10.1250        112,410.00        100
                                     10.1250        107,968.39         ZZ
                                      9.6250            996.88         1
                                     17.1250            999.91         90
    NASHVILLE       TN    37211      16.6250       02/23/98
    0800148157                       10.1250       04/01/98            23
    12728                             9.6250       03/01/28            0
    0                                 6.0000       03/01/00        09/01/04
    G33/L06                           5.5000       04/01/00        10/01/04
      25                             10.1250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1710137                          10.6250         33,300.00        100
                                     10.6250         32,117.33         ZZ
                                     10.1250            307.73         1
                                     17.6250            308.52         90
    ALVARADO        TX    76009      17.1250       03/13/98
    0800148249                       10.6250       05/01/98            23
    9800014152                       10.1250       04/01/28            0
    0                                 6.5000       04/01/00        04/01/04
    L11/L06                           6.0000       05/01/00        05/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1710138                          11.3750         56,100.00        100
                                     11.3750         54,255.45         ZZ
                                     10.8750            550.21         1
                                     18.3750            550.94         85
    MARKHAM         IL    60426      17.8750       02/23/98
    0800148256                       11.3750       04/01/98            23
    86139                            10.8750       03/01/28            0
    0                                 7.0000       03/01/00        09/01/04
    E63/L06                           6.5000       04/01/00        10/01/04
      45                             11.3750          .0000           .0000
    A                                14.3750            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1710141                          10.8750         40,000.00        100
                                     10.8750         38,626.60         ZZ
                                     10.3750            377.16         1
                                     17.8750            378.19         73
    TUCSON          AZ    85745      17.3750       02/02/98
    0800148272                       10.8750       04/01/98            00
    881843                           10.3750       03/01/28            0
    0                                 6.5000       03/01/00        09/01/04
    E63/L06                           6.0000       04/01/00        10/01/04
      45                             10.8750          .0000           .0000
    A                                13.8750            6              6
1


      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1710444                           7.0000        111,600.00        100
                                      7.0000         21,526.07         ZZ
                                      6.5000            979.37         1
                                     16.0000            758.85         49
    FERNLEY         NV    89408      15.5000       03/05/98
    0800109019                         .0000       05/01/98            00
    410610364                          .0000       04/01/28            0
    0                                 5.7500       04/01/01        04/01/04
    E22/L06                           5.2500       05/01/01        05/01/04
      25                              7.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1711204                          10.6250        140,000.00        100
                                     10.6250        132,476.24         ZZ
                                     10.1250          1,293.74         1
                                     17.6250          1,274.15         80
    ORLANDO         FL    32819      17.1250       02/03/98
    0800131260                       10.6250       04/01/98            00
    9359812                          10.1250       03/01/28            0
    0                                 7.7500       03/01/99        03/01/05
    K75/L06                           7.2500       04/01/99        04/01/05
      45                             10.6250          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1711366                           5.8750        105,750.00        100
                                      5.8750         98,598.14         ZZ
                                      5.3750            841.39         1
                                     14.8750            637.82         90
    CEDARBURG       WI    53012      14.3750       04/02/98
    0800149809                         .0000       06/01/98            10
    UNKNOWN                            .0000       05/01/28           25
    0                                 4.7500       05/01/00        05/01/04
1


    714/L06                           4.2500       06/01/00        06/01/04
      25                              5.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1712221                           9.7500         85,000.00        100
                                      9.7500         13,829.51         ZZ
                                      9.2500            730.29         1
                                     16.7500            124.47         63
    CROSBY          TX    77532      16.2500       02/19/98
    0800150245                        9.7500       04/01/98            00
    XB8020078                         9.2500       03/01/28            0
    0                                 6.1250       09/01/98        09/01/04
    G10/L06                           5.6250       10/01/98        10/01/04
      25                              9.7500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1713151                           5.6250         56,950.00        100
                                      5.6250         53,680.62         ZZ
                                      5.1250            458.23         1
                                     15.0000            340.06         85
    NEWTON          AL    36352      14.5000       03/03/98
    0007404049                        4.3750       04/01/98            23
    442317                            3.8750       03/01/28            0
    0                                 4.3750       03/01/00        09/01/04
    140/H62                           3.8750       04/01/00        10/01/04
      25                              6.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       4.6250                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1713240                          10.8750        131,445.00        100
                                     10.8750        126,296.22         ZZ
                                     10.3750          1,239.39         1
                                     17.8750          1,237.47         90
    ALLEN           TX    75002      17.3750       01/30/98
1


    0800150518                       10.8750       03/01/98            23
    XB8010103                        10.3750       02/01/28            0
    0                                 6.8750       02/01/00        08/01/04
    G10/L06                           6.3750       03/01/00        09/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1713597                           9.2000        113,050.00        100
                                      9.2000        108,324.43         ZZ
                                      8.7000            925.94         1
                                     16.2000            933.14         85
    TAYLORSVILLE    UT    84118      15.7000       03/04/98
    0800151128                        9.2000       05/01/98            23
    981335                            8.7000       04/01/28            0
    0                                 6.2500       04/01/00        04/01/04
    E78/L06                           5.7500       05/01/00        05/01/04
      45                              9.2000          .0000           .0000
    A                                12.2000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1713969                          11.4500         38,165.00        100
                                     11.4500         36,632.62         ZZ
                                     10.9500            376.49         1
                                     18.4500            373.55         83
    SAN ANTONIO     TX    78224      17.9500       03/06/98
    0800151409                       11.4500       05/01/98            23
    981320                           10.9500       04/01/28            0
    0                                 6.5000       04/01/00        04/01/04
    E78/L06                           6.0000       05/01/00        05/01/04
      45                             11.4500          .0000           .0000
    A                                14.4500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1714012                           9.7500         69,020.00        100
                                      9.7500         66,175.50         ZZ
1


                                      9.2500            592.99         1
                                     16.7500            595.59         85
    ELKHART         IN    46516      16.2500       03/09/98
    0800151672                        9.7500       04/09/98            23
    3459                              9.2500       03/09/28            0
    0                                 5.7500       03/09/00        09/09/04
    G13/L06                           5.2500       04/09/00        10/09/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1714020                           9.9000        360,000.00        100
                                      9.9000        346,192.00         ZZ
                                      9.4000          3,132.69         1
                                     16.9000          3,151.83         90
    PARK CITY       UT    84098      16.4000       03/13/98
    0800151748                        9.9000       04/18/98            23
    3506                              9.4000       03/18/28            0
    0                                 6.7500       03/18/00        09/18/04
    G13/L06                           6.2500       04/18/00        10/18/04
      25                              9.9000          .0000           .0000
    A                                12.9000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1714036                          10.7000        100,000.00        100
                                     10.7000         96,396.85         ZZ
                                     10.2000            929.72         1
                                     17.7000            931.82         80
    HOUSTON         TX    77006      17.2000       03/19/98
    0800151896                       10.7000       04/19/98            00
    3559                             10.2000       03/19/28            0
    0                                 6.3000       03/19/00        09/19/04
    G13/L06                           5.8000       04/19/00        10/19/04
      25                             10.7000          .0000           .0000
    A                                13.7000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1714166                          10.7500         24,100.00        100
                                     10.7500         23,260.30         ZZ
                                     10.2500            224.97         1
                                     17.7500            225.51         71
    OLTON           TX    79064      17.2500       03/02/98
    0800152761                       10.7500       05/01/98            00
    997                              10.2500       04/01/28            0
    0                                 6.2500       04/01/00        04/01/04
    H48/L06                           5.7500       05/01/00        05/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1714267                          13.6000         10,500.00        100
                                     13.6000         10,247.75         ZZ
                                     13.1000            121.10         1
                                     19.6000            121.02         50
    DETROIT         MI    48210      19.1000       12/10/97
    0800152902                       13.6000       01/15/98            00
    9710012153355                    13.1000       12/15/27            0
    0                                 9.3000       06/15/98        06/15/04
    H16/L06                           8.8000       07/15/98        07/15/04
      25                             13.6000          .0000           .0000
    A                                14.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1714608                           9.9500         85,410.00        100
                                      9.9500         81,859.43         ZZ
                                      9.4500            746.38         1
                                     16.9500            748.18         88
    FORT WORTH      TX    76123      16.4500       03/19/98
    0800153314                        9.9500       04/19/98            23
    03556                             9.4500       03/19/28            0
    0                                 6.7500       03/19/00        09/19/04
    G13/L06                           6.2500       04/19/00        10/19/04
      25                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1714704                          10.7500         83,920.00        100
                                     10.7500         80,746.25         ZZ
                                     10.2500            783.38         1
                                     16.7500            783.53         80
    PHILADELPHIA    PA    19152      16.2500       03/16/98
    0800153413                       10.7500       05/01/98            00
    980217                           10.2500       04/01/28            0
    0                                 7.0000       04/01/01        04/01/04
    922/L06                           6.5000       05/01/01        05/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1714802                           7.1250         39,600.00        100
                                      7.1250         35,230.27         ZZ
                                      6.6250            325.78         1
                                     15.2500            255.84         80
    HILLSBORO       ND    58045      14.7500       04/07/98
    0800153611                         .0000       06/01/98            00
    465169869                          .0000       05/01/28            0
    0                                 6.0000       05/01/00        05/01/04
    962/L06                           5.5000       06/01/00        06/01/04
      25                              6.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1716026                           8.2500         31,500.00        100
                                      8.2500         29,366.43         ZZ
                                      7.7500            302.97         1
                                     18.1250            234.49         90
    CROCKETT        TX    75835      17.6250       02/11/98
    0800154304                         .0000       04/01/98            23
    9700011092                         .0000       03/01/28            0
    0                                 7.0000       03/01/00        09/01/04
    G33/L06                           6.5000       04/01/00        10/01/04
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
1


      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1716712                          12.4500         49,600.00        100
                                     12.4500         48,129.81         ZZ
                                     11.9500            527.44         1
                                     18.4500            525.98         80
    CHICAGO         IL    60636      17.9500       03/16/98
    0800155012                       12.4500       05/01/98            00
    980566                           11.9500       04/01/28            0
    0                                 8.4500       04/01/00        04/01/04
    H51/L06                           7.9500       05/01/00        05/01/04
      25                             12.4500          .0000           .0000
    A                                15.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1717473                          10.4800        104,600.00        100
                                     10.4800        100,956.84         ZZ
                                      9.9800            955.25         1
                                     17.4800            959.43         88
    GREENSBURG      IN    47240      16.9800       03/18/98
    0800156226                       10.4800       05/01/98            23
    400036829                         9.9800       04/01/28            0
    0                                 7.2300       10/01/98        04/01/04
    J71/L06                           6.7300       11/01/98        05/01/04
      25                             10.4800          .0000           .0000
    A                                13.4800            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1717679                           9.9250         62,100.00        100
                                      9.9250         58,163.11         ZZ
                                      9.4250            541.53         1
                                     16.9250            535.22         90
    GRAND RAPIDS    MI    49507      16.4250       02/26/98
    0800156432                        9.9250       04/01/98            23
    400036682                         9.4250       03/01/28            0
    0                                 5.2000       03/01/00        09/01/04
1


    J71/L06                           4.7000       04/01/00        10/01/04
      25                              7.0000          .0000           .0000
    A                                12.9250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1717935                           8.5000        140,000.00        100
                                      8.5000        134,492.59         ZZ
                                      8.0000          1,076.48         1
                                     15.5000          1,095.06         80
    SEATTLE         WA    98118      15.0000       03/17/98
    0007403371                        8.5000       05/01/98            00
    3100198                           8.0000       04/01/28            0
    0                                 6.5000       04/01/00        04/01/04
    J60/H64                           6.0000       05/01/00        05/01/04
      25                              8.5000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1718300                          12.0500         33,800.00        100
                                     12.0500         32,570.55         ZZ
                                     11.5500            348.98         1
                                     19.0500            356.06         65
    ST LOUIS        MO    63108      18.5500       01/05/98
    0800157042                       12.0500       03/01/98            00
    3199148                          11.5500       02/01/28            0
    0                                 7.8000       02/01/00        08/01/04
    L41/L06                           7.3000       03/01/00        09/01/04
      15                             12.0500          .0000           .0000
    A                                13.5500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1718597                          10.7000        191,000.00        100
                                     10.7000        176,822.08         ZZ
                                     10.2000          1,633.98         1
                                     16.7000          1,714.45         77
    ST. BERNARD     LA    70085      16.2000       10/20/97
1


    0800157596                       10.7000       12/01/97            00
    3178969                          10.2000       11/01/27            0
    0                                 6.9500       05/01/98        05/01/04
    L41/L06                           6.4500       06/01/98        06/01/04
      25                             10.7000          .0000           .0000
    A                                11.2000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1718823                          10.2500         51,850.00        100
                                     10.2500         49,894.16         ZZ
                                      9.7500            426.56         1
                                     16.2500            467.21         85
    CARLISLE        IN    47838      15.7500       01/09/98
    0800157968                       10.2500       02/15/98            23
    3199981                           9.7500       01/15/28            0
    0                                 6.2500       07/15/98        07/15/04
    L41/L06                           5.7500       08/15/98        08/15/04
      15                             10.2500          .0000           .0000
    A                                10.7500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1718850                          11.3900        123,250.00        100
                                     11.3900        119,238.45         ZZ
                                     10.8900          1,210.21         1
                                     18.3900          1,212.33         85
    MILFORD         MI    48380      17.8900       01/19/98
    0800158065                       11.3900       03/01/98            23
    3201456                          10.8900       02/01/28            0
    0                                 6.4000       02/01/00        08/01/04
    L41/L06                           5.9000       03/01/00        09/01/04
      15                             11.3900          .0000           .0000
    A                                12.8900            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1718854                           9.7400         85,000.00        100
                                      9.7400         81,219.04         ZZ
1


                                      9.2400            729.66         1
                                     16.7400            731.07         85
    ST. LOUISVILLE  OH    43071      16.2400       01/26/98
    0800158073                        9.7400       03/01/98            23
    3203478                           9.2400       02/01/28            0
    0                                 4.7500       02/01/00        08/01/04
    L41/L06                           4.2500       03/01/00        09/01/04
      15                              9.7400          .0000           .0000
    A                                11.2400            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1719098                           2.2500         93,500.00        100
                                      2.2500         83,133.09         ZZ
                                      1.7500            786.20         1
                                     15.5000            373.76         85
    OAK PARK        MI    48237      15.0000       03/12/98
    0800109365                         .0000       05/01/98            23
    410715437                          .0000       04/01/28            0
    0                                 1.0000       10/01/98        04/01/04
    E22/L06                            .5000       11/01/98        05/01/04
      25                              8.5000          .0000           .0000
    A                                10.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1719707                           6.0000        110,000.00        100
                                      6.0000        103,813.06         ZZ
                                      5.5000            875.21         1
                                     14.8750            679.63         80
    EASTMAN         GA    31023      14.3750       04/16/98
    0800158966                         .0000       06/01/98            00
    NG                                 .0000       05/01/28            0
    0                                 4.8750       05/01/99        05/01/04
    A52/L06                           4.3750       06/01/99        06/01/04
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1719832                           6.3750         42,000.00        100
                                      6.3750         22,440.62         ZZ
                                      5.8750            345.52         1
                                     15.2500            206.82         75
    LAUDERHILL      FL    33319      14.7500       03/13/98
    0800109373                         .0000       05/01/98            00
    410716161                          .0000       04/01/28            0
    0                                 5.0000       04/01/99        04/01/04
    E22/L06                           4.5000       05/01/99        05/01/04
      45                              7.2500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1720983                           8.9900         54,000.00        100
                                      8.9900         49,251.20         ZZ
                                      8.4900            434.11         1
                                     15.9900            418.06         92
    ROME            GA    30161      15.4900       01/20/98
    0800159766                        8.9900       03/01/98            23
    3201290                           8.4900       02/01/28            0
    0                                 4.0000       02/01/00        08/01/04
    L41/L06                           3.5000       03/01/00        09/01/04
      15                              8.9900          .0000           .0000
    A                                10.4900            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1721196                           5.7500        292,500.00        100
                                      5.7500        277,332.33         ZZ
                                      5.2500          2,459.50         1
                                     15.5000          1,771.86         90
    READINGTON TOW  NJ    08889      15.0000       04/02/98
    0800159980                         .0000       06/01/98            23
    2367                               .0000       05/01/28            0
    0                                 4.6250       05/01/00        05/01/04
    F96/L06                           4.1250       06/01/00        06/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1722058                           9.7500         89,600.00        100
                                      9.7500         85,975.27         ZZ
                                      9.2500            769.81         1
                                     16.7500            775.85         80
    VIRGINIA BEACH  VA    23452      16.2500       11/25/97
    0800161234                        9.7500       01/01/98            00
    742686                            9.2500       12/01/27            0
    0                                 6.5000       12/01/99        06/01/04
    299/L06                           6.0000       01/01/00        07/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1722185                           5.6250        116,900.00        100
                                      5.6250        110,105.47         ZZ
                                      5.1250          1,058.42         1
                                     16.3750            696.98         90
    SALEM           OR    97302      15.8750       03/09/98
    0800161432                         .0000       05/01/98            23
    77000738                           .0000       04/01/28            0
    0                                 4.3750       04/01/00        04/01/04
    F22/L06                           3.8750       05/01/00        05/01/04
      25                              7.3750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.5000          1.5000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1722546                           6.0000         25,600.00        100
                                      6.0000         23,224.61         ZZ
                                      5.5000            222.30         1
                                     15.8750            152.21         80
    GRAND PRAIRIE   TX    75050      15.3750       03/02/98
    0800161606                         .0000       05/01/98            00
    8692956                            .0000       04/01/28            0
    0                                 4.7500       04/01/01        04/01/04
    638/L06                           4.2500       05/01/01        05/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1722695                           5.7500        195,000.00        100
                                      5.7500        184,358.47         ZZ
                                      5.2500          1,499.38         1
                                     14.5000          1,177.86         71
    FOSTER CITY     CA    94404      14.0000       04/17/98
    0800161721                         .0000       06/01/98            00
    W1980446                           .0000       05/01/28            0
    0                                 4.6250       05/01/00        05/01/04
    893/L06                           4.1250       06/01/00        06/01/04
      25                              8.5000          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1722748                           9.9900        112,500.00        100
                                      9.9900        108,057.19         ZZ
                                      9.4900            986.44         1
                                     16.9900            989.73         90
    VISALIA         CA    93292      16.4900       03/05/98
    0800161846                        9.9900       05/01/98            23
    98022795                          9.4900       04/01/28            0
    0                                 6.5000       04/01/00        04/01/04
    B83/L06                           6.0000       05/01/00        05/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1722750                           9.8750         32,000.00        100
                                      9.8750         30,598.06         ZZ
                                      9.3750            277.87         1
                                     15.8750            277.81         80
    TENNANT         IA    51574      15.3750       03/31/98
    0800161853                        9.8750       05/01/98            00
    00                                9.3750       04/01/28            0
    0                                 4.7500       04/01/00        04/01/04
1


    638/L06                           4.2500       05/01/00        05/01/04
      25                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1723114                           6.8750         64,350.00        100
                                      6.8750         60,537.19         ZZ
                                      6.3750            541.09         1
                                     15.5000            429.77         90
    EASTON          PA    18042      15.0000       02/13/98
    0800162570                         .0000       04/01/98            23
    249                                .0000       03/01/28            0
    0                                 5.6250       03/01/00        09/01/04
    638/L06                           5.1250       04/01/00        10/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1723471                           5.8750        100,000.00        100
                                      5.8750         94,905.50         ZZ
                                      5.3750            896.10         1
                                     16.2500            614.44         80
    VALLEY PARK     MO    63088      15.7500       03/27/98
    0800110926                         .0000       05/01/98            00
    410784896                          .0000       04/01/28            0
    0                                 4.6250       04/01/00        04/01/04
    E22/L06                           4.1250       05/01/00        05/01/04
      25                              7.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1724060                           9.7500        177,000.00        100
                                      9.7500        167,272.54         ZZ
                                      9.2500          1,520.70         1
                                     15.7500          1,504.72         80
    COOLBAUGH TOWN  PA    18347      15.2500       03/13/98
1


    0800162851                        9.7500       05/01/98            00
    8717984                           9.2500       04/01/28            0
    0                                 5.5000       04/01/00        04/01/04
    638/L06                           5.0000       05/01/00        05/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1724176                           4.0000        135,000.00        100
                                      4.0000        125,991.77         ZZ
                                      3.5000          1,147.49         1
                                     15.6250            679.82         90
    ABILENE         TX    79605      15.1250       03/30/98
    0800131138                         .0000       05/01/98            23
    9359352                            .0000       04/01/28            0
    0                                 2.7500       04/01/00        04/01/04
    K75/L06                           2.2500       05/01/00        05/01/04
      25                              6.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1724215                           7.0000         79,400.00        100
                                      7.0000         75,516.36         ZZ
                                      6.5000            653.20         1
                                     15.2500            541.30         75
    GAINESVILLE     GA    30506      14.7500       03/31/98
    0800111221                         .0000       05/01/98            00
    410796239                          .0000       04/01/28            0
    0                                 5.6250       04/01/99        04/01/04
    E22/L06                           5.1250       05/01/99        05/01/04
      45                              7.2500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1724272                           8.9500        105,000.00        100
                                      8.9500        100,320.88         ZZ
1


                                      8.4500            841.08         1
                                     15.9500            847.26         75
    PALMER          AK    99645      15.4500       03/16/98
    0800163487                        8.9500       05/01/98            00
    981794                            8.4500       04/01/28            0
    0                                 6.2500       04/01/00        04/01/04
    E78/L06                           5.7500       05/01/00        05/01/04
      45                              8.9500          .0000           .0000
    A                                11.9500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1724435                          11.5000         87,873.00        100
                                     11.5000         85,194.52         ZZ
                                     11.0000            870.20         1
                                     18.5000            871.83         85
    LANCASTER       TX    75146      18.0000       03/27/98
    0800163628                       11.5000       05/01/98            23
    982256                           11.0000       04/01/28            0
    0                                 6.5000       04/01/00        04/01/04
    E78/L06                           6.0000       05/01/00        05/01/04
      45                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1724621                          10.7000         59,500.00        100
                                     10.7000         57,466.84         ZZ
                                     10.2000            553.19         1
                                     17.7000            554.68         85
    INDIANAPOLIS    IN    46203      17.2000       03/27/98
    0800163958                       10.7000       06/01/98            23
    982160                           10.2000       05/01/28            0
    0                                 6.2500       05/01/00        05/01/04
    E78/L06                           5.7500       06/01/00        06/01/04
      45                             10.7000          .0000           .0000
    A                                13.7000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1724774                           8.2500        241,000.00        100
                                      8.2500        228,770.87         ZZ
                                      7.7500          1,810.56         1
                                     15.2500          1,826.74         67
    WEST JORDAN     UT    84084      14.7500       02/23/98
    0800164097                        8.2500       04/01/98            00
    16290090                          7.7500       03/01/28            0
    0                                 5.2400       03/01/00        09/01/04
    937/L06                           4.7400       04/01/00        10/01/04
      25                              8.2500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1725368                          10.3750         76,500.00        100
                                     10.3750         73,727.07         ZZ
                                      9.8750            692.64         1
                                     17.3750            695.74         85
    MISSION         TX    78572      16.8750       02/26/98
    0800164808                       10.3750       04/01/98            23
    1120026                           9.8750       03/01/28            0
    0                                 6.0000       09/01/98        09/01/04
    A38/L06                           5.5000       10/01/98        10/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1725404                          10.7500         64,800.00        100
                                     10.7500         55,761.27         ZZ
                                     10.2500            604.90         1
                                     17.7500            543.79         87
    MCALLEN         TX    78504      17.2500       03/16/98
    0800165037                       10.7500       05/01/98            23
    1120117                          10.2500       04/01/28            0
    0                                 5.7500       04/01/00        04/01/04
    A38/L06                           5.2500       05/01/00        05/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1725436                          11.0000         46,500.00        100
                                     11.0000         44,931.27         ZZ
                                     10.5000            442.83         1
                                     18.0000            443.62         75
    FOREST HILL     TX    76119      17.5000       03/16/98
    0800165276                       11.0000       05/01/98            00
    1120096                          10.5000       04/01/28            0
    0                                 6.0000       04/01/00        04/01/04
    A38/L06                           5.5000       05/01/00        05/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1725439                          10.7500         46,050.00        100
                                     10.7500         44,422.42         ZZ
                                     10.2500            429.87         1
                                     17.7500            430.67         80
    DALLAS          TX    75216      17.2500       03/12/98
    0800165300                       10.7500       05/01/98            00
    1120118                          10.2500       04/01/28            0
    0                                 5.7500       04/01/00        04/01/04
    A38/L06                           5.2500       05/01/00        05/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1725678                           6.5000         40,000.00        100
                                      6.5000         37,880.44         ZZ
                                      6.0000            347.34         1
                                     15.8750            259.87         66
    DEARBORN HEIGH  MI    48180      15.3750       03/25/98
    0800109605                         .0000       05/01/98            00
    410733703                          .0000       04/01/28            0
    0                                 5.1250       04/01/99        04/01/04
    E22/L06                           4.6250       05/01/99        05/01/04
      45                              7.8750          .0000           .0000
    A                                11.8750           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1725799                          10.1250         71,400.00        100
                                     10.1250         68,590.11         ZZ
                                      9.6250            633.20         1
                                     17.1250            634.19         85
    AUSTIN          TX    78757      16.6250       04/01/98
    0800166126                       10.1250       06/01/98            23
    9800014483                        9.6250       05/01/28            0
    0                                 6.1250       05/01/00        05/01/04
    L11/L06                           5.6250       06/01/00        06/01/04
      25                             10.1250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1725811                           7.0000        137,900.00        100
                                      7.0000        125,354.53         ZZ
                                      6.5000          1,197.45         1
                                     16.8750            902.90         79
    OLDSMAR         FL    34677      16.3750       01/05/98
    0800166233                         .0000       02/01/98            00
    9700002644                         .0000       01/01/28            0
    0                                 5.7500       01/01/01        07/01/04
    L11/L06                           5.2500       02/01/01        08/01/04
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1725818                          10.2500         58,500.00        100
                                     10.2500         56,222.08         ZZ
                                      9.7500            524.22         4
                                     17.2500            525.19         90
    SAN ANTONIO     TX    78228      16.7500       03/31/98
    0800166290                       10.2500       05/01/98            23
    9800013068                        9.7500       04/01/28            0
    0                                 6.5000       04/01/99        04/01/04
1


    L11/L06                           6.0000       05/01/99        05/01/04
      25                             10.2500          .0000           .0000
    A                                12.2500           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1726266                           9.1250         90,400.00        100
                                      9.1250         86,067.48         ZZ
                                      8.6250            735.52         1
                                     15.1250            737.72         80
    BONAIRE         GA    31005      14.6250       02/17/98
    0800166928                        9.1250       04/01/98            00
    10063303                          8.6250       03/01/28            0
    0                                 4.2500       03/01/00        09/01/04
    K83/L06                           3.7500       04/01/00        10/01/04
      25                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1726330                           6.7500        393,000.00        100
                                      6.7500        373,484.04         ZZ
                                      6.2500          2,987.08         1
                                     14.3750          2,614.89         75
    DEER PARK       IL    60010      13.8750       04/29/98
    0800167116                         .0000       06/01/98            00
    0012205956                         .0000       05/01/28            0
    0                                 5.6250       05/01/99        05/01/04
    H49/L06                           5.1250       06/01/99        06/01/04
      45                              6.3750          .0000           .0000
    A                                10.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1726383                           8.5000        131,750.00        100
                                      8.5000        125,404.71         ZZ
                                      8.0000          1,205.17         1
                                     16.5000          1,024.19         85
    BILLERICA       MA    01821      16.0000       03/02/98
1


    0800167215                        8.5000       04/01/98            23
    25801004596                       8.0000       03/01/28            0
    0                                 5.6000       03/01/01        09/01/04
    636/L06                           5.1000       04/01/01        10/01/04
      45                              8.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1727126                           9.3500         60,800.00        100
                                      9.3500         58,444.98         ZZ
                                      8.8500            595.15         1
                                     17.3500            509.93         80
    MARCUS HOOK     PA    19061      16.8500       02/11/98
    0800167629                        9.3500       04/01/98            00
    25809006048                       8.8500       03/01/28            0
    0                                 7.7000       03/01/01        09/01/04
    636/L06                           7.2000       04/01/01        10/01/04
      45                              9.3500          .0000           .0000
    A                                14.3500            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1727199                          10.6250         39,650.00        100
                                     10.6250         37,951.74         ZZ
                                     10.1250            366.41         1
                                     17.6250            364.29         75
    BLANCHARD       OK    73010      17.1250       04/09/98
    0800167751                       10.6250       06/01/98            00
    9800015891                       10.1250       05/01/28            0
    0                                 6.6250       05/01/01        05/01/04
    L11/L06                           6.1250       06/01/01        06/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1727227                          10.6250        114,300.00        100
                                     10.6250        109,846.23         ZZ
1


                                     10.1250          1,056.24         1
                                     16.6250          1,055.98         88
    ELLENWOOD       GA    30294      16.1250       02/23/98
    0800167835                       10.6250       04/01/98            23
    10065423                         10.1250       03/01/28            0
    0                                 6.0000       03/01/99        03/01/05
    K83/L06                           5.5000       04/01/99        04/01/05
      45                             10.6250          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1727229                           9.1250         99,200.00        100
                                      9.1250         92,149.07         ZZ
                                      8.6250            807.13         1
                                     16.1250            788.34         80
    SAN LEON        TX    77539      15.6250       04/08/98
    0800167843                        9.1250       06/01/98            00
    9700008708                        8.6250       05/01/28            0
    0                                 5.1250       05/01/00        05/01/04
    L11/L06                           4.6250       06/01/00        06/01/04
      25                              9.1250          .0000           .0000
    A                                10.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1727243                          10.3750         68,000.00        100
                                     10.3750         65,173.50         ZZ
                                      9.8750            615.68         1
                                     16.3750            615.02         80
    CANTON          GA    30114      15.8750       02/20/98
    0800167918                       10.3750       04/01/98            00
    10064699                          9.8750       03/01/28            0
    0                                 5.0000       03/01/00        09/01/04
    K83/L06                           4.5000       04/01/00        10/01/04
      25                             10.3750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1727248                          10.5000         45,000.00        100
                                     10.5000         43,268.67         ZZ
                                     10.0000            411.63         1
                                     16.5000            412.13         85
    ELLIJAY         GA    30540      16.0000       02/20/98
    0800167934                       10.5000       04/01/98            23
    10062875                         10.0000       03/01/28            0
    0                                 5.2500       03/01/00        09/01/04
    K83/L06                           4.7500       04/01/00        10/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1727257                          11.8750         24,050.00        100
                                     11.8750         23,269.98         ZZ
                                     11.3750            245.07         1
                                     18.8750            245.14         65
    SAN ANTONIO     TX    78227      18.3750       03/31/98
    0800167975                       11.8750       05/01/98            00
    9700009681                       11.3750       04/01/28            0
    0                                 7.7500       04/01/00        04/01/04
    L11/L06                           7.2500       05/01/00        05/01/04
      25                             11.8750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1727467                          10.2500        127,100.00        100
                                     10.2500        122,124.54         ZZ
                                      9.7500          1,138.94         1
                                     16.2500          1,141.71         90
    MCDONOUGH       GA    30253      15.7500       02/23/98
    0800168346                       10.2500       04/01/98            23
    10062123                          9.7500       03/01/28            0
    0                                 5.5000       03/01/00        09/01/04
    K83/L06                           5.0000       04/01/00        10/01/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1727471                          10.3750        165,700.00        100
                                     10.3750        159,367.36         ZZ
                                      9.8750          1,500.26         1
                                     16.3750          1,503.89         85
    ALPHARETTA      GA    30004      15.8750       02/05/98
    0800168361                       10.3750       04/01/98            23
    10055937                          9.8750       03/01/28            0
    0                                 6.5000       03/01/99        03/01/05
    K83/L06                           6.0000       04/01/99        04/01/05
      45                             10.3750          .0000           .0000
    A                                12.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1727596                           8.3000        120,000.00        100
                                      8.3000        114,449.04         ZZ
                                      7.8000          1,079.78         1
                                     16.3000            917.66         80
    MIAMI           FL    33157      15.8000       03/05/98
    0800168775                        8.3000       04/01/98            00
    25809006211                       7.8000       03/01/28            0
    0                                 5.9500       03/01/01        09/01/04
    636/L06                           5.4500       04/01/01        10/01/04
      45                              8.3000          .0000           .0000
    A                                13.3000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1727938                          11.0500        122,500.00        100
                                     11.0500        103,273.97         ZZ
                                     10.5500          1,171.23         1
                                     18.0500          1,023.35         67
    NIKISKI         AK    99635      17.5500       03/25/98
    0800169393                       11.0500       05/01/98            00
    9604003416                       10.5500       04/01/28            0
    0                                 7.1500       04/01/00        04/01/04
    A75/L06                           6.6500       05/01/00        05/01/04
      25                             11.0500          .0000           .0000
    A                                14.0500            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1727968                           6.6250         36,400.00        100
                                      6.6250         34,508.28         ZZ
                                      6.1250            339.79         1
                                     16.7500            239.25         70
    FAIRFIELD       AL    35064      16.2500       03/24/98
    0800169443                        5.3750       05/01/98            00
    443126                            4.8750       04/01/28            0
    0                                 5.3750       04/01/01        04/01/04
    140/L06                           4.8750       05/01/01        05/01/04
      25                              7.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.3750                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1728236                          11.4500         55,200.00        100
                                     11.4500         53,528.20         ZZ
                                     10.9500            544.54         1
                                     18.4500            545.48         80
    HOUSTON         TX    77067      17.9500       04/08/98
    0800170078                       11.4500       06/01/98            00
    982519                           10.9500       05/01/28            0
    0                                 6.4900       05/01/00        05/01/04
    E78/L06                           5.9900       06/01/00        06/01/04
      45                             11.4500          .0000           .0000
    A                                14.4500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1728569                           8.4500         84,700.00        100
                                      8.4500         80,077.32         ZZ
                                      7.9500            771.62         1
                                     16.4500            650.03         80
    PENSACOLA       FL    32505      15.9500       02/27/98
    0800170797                        8.4500       04/01/98            00
    25700018276                       7.9500       03/01/28            0
    0                                 6.2000       03/01/01        09/01/04
1


    636/L06                           5.7000       04/01/01        10/01/04
      45                              8.4500          .0000           .0000
    A                                13.4500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1728924                           8.9900         32,800.00        100
                                      8.9900         31,410.58         ZZ
                                      8.4900            263.68         1
                                     14.9900            266.10         49
    WORCESTER       MA    01604      14.4900       03/26/98
    0800171217                        8.9900       05/01/98            00
    39057                             8.4900       04/01/28            0
    0                                 5.7500       10/01/98        04/01/04
    K78/L06                           5.2500       11/01/98        05/01/04
      25                              8.9900          .0000           .0000
    A                                 9.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1728979                           9.6250         99,000.00        100
                                      9.6250         95,190.55         ZZ
                                      9.1250            841.49         1
                                     15.6250            847.76         90
    LAS VEGAS       NV    89110      15.1250       03/16/98
    0800171324                        9.6250       05/01/98            23
    514882                            9.1250       04/01/28            0
    0                                 6.7500       04/01/00        04/01/04
    737/L06                           6.2500       05/01/00        05/01/04
      25                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1729074                           9.6250         58,400.00        100
                                      9.6250         55,893.28         ZZ
                                      9.1250            496.39         1
                                     16.6250            497.78         80
    WARREN          MI    48089      16.1250       03/10/98
1


    0800171720                        9.6250       05/01/98            00
    400036716                         9.1250       04/01/28            0
    0                                 4.8250       04/01/00        04/01/04
    J71/L06                           4.3250       05/01/00        05/01/04
      25                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1729176                          12.2500         41,600.00        100
                                     12.2500         40,442.74         ZZ
                                     11.7500            435.92         1
                                     18.2500            437.13         80
    SAN ANTONIO     TX    78233      17.7500       04/06/98
    0800172082                       12.2500       06/01/98            00
    000                              11.7500       05/01/28            0
    0                                 9.2500       05/01/00        05/01/04
    F34/L06                           8.7500       06/01/00        06/01/04
      45                              9.2500          .0000           .0000
    A                                13.2500            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1729192                           7.7500         41,300.00        100
                                      7.7500         36,335.67         ZZ
                                      7.2500            381.66         1
                                     17.6250            277.94         70
    KILLEEN         TX    76543      17.1250       04/10/98
    0800172165                         .0000       06/01/98            00
    9800013272                         .0000       05/01/28            0
    0                                 6.6250       05/01/00        05/01/04
    L11/L06                           6.1250       06/01/00        06/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1729310                          10.8750         38,700.00        100
                                     10.8750         37,326.82         ZZ
1


                                     10.3750            364.90         1
                                     17.8750            365.47         90
    FORT WORTH      TX    76107      17.3750       02/25/98
    0800172355                       10.8750       04/01/98            23
    XB8020116                        10.3750       03/01/28            0
    0                                 6.8750       03/01/00        09/01/04
    G10/L06                           6.3750       04/01/00        10/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1729354                           9.7500         34,800.00        100
                                      9.7500         32,130.13         ZZ
                                      9.2500            298.99         1
                                     16.7500            297.43         60
    ROSENBERG       TX    77471      16.2500       03/30/98
    0800172470                        9.7500       05/01/98            00
    XB8020143                         9.2500       04/01/28            0
    0                                 6.2500       04/01/00        04/01/04
    G10/L06                           5.7500       05/01/00        05/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1729372                           7.5000        107,100.00        100
                                      7.5000        100,941.09         ZZ
                                      7.0000            978.89         1
                                     17.4900            762.28         85
    FORT LAWN       SC    29714      16.9900       04/08/98
    0800172538                         .0000       05/13/98            23
    980939W                            .0000       04/13/28            0
    0                                 6.3500       04/13/00        04/13/04
    K50/L06                           5.8500       05/13/00        05/13/04
      25                             10.4900          .0000           .0000
    A                                13.4900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000
1




    1729412                           8.7000        160,000.00        100
                                      8.7000        152,639.33         ZZ
                                      8.2000          1,253.01         1
                                     15.7000          1,261.96         80
    MESA            AZ    85213      15.2000       04/10/98
    0800172637                        8.7000       06/01/98            00
    982607                            8.2000       05/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    E78/L06                           5.2500       06/01/00        06/01/04
      45                              8.7000          .0000           .0000
    A                                11.7000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1729542                           6.6250         48,450.00        100
                                      6.6250         46,034.77         ZZ
                                      6.1250            385.49         1
                                     14.8750            318.71         85
    DETROIT         MI    48223      14.3750       04/03/98
    0800110819                         .0000       06/01/98            23
    410777585                          .0000       05/01/28            0
    0                                 5.5000       05/01/99        05/01/04
    E22/L06                           5.0000       06/01/99        06/01/04
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1729694                          10.9500         28,500.00        100
                                     10.9500         27,574.52         ZZ
                                     10.4500            270.34         1
                                     17.9500            271.07         50
    SAN ANTONIO     TX    78232      17.4500       04/14/98
    0800173098                       10.9500       06/01/98            00
    982376                           10.4500       05/01/28            0
    0                                 6.4900       05/01/00        05/01/04
    E78/L06                           5.9900       06/01/00        06/01/04
      45                             10.9500          .0000           .0000
    A                                13.9500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    1729784                           8.9900        118,150.00        100
                                      8.9900        112,772.13         ZZ
                                      8.4900            949.81         1
                                     15.9900            954.43         85
    SALT LAKE CITY  UT    84115      15.4900       04/10/98
    0800173395                        8.9900       06/01/98            23
    982523                            8.4900       05/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    E78/L06                           5.2500       06/01/00        06/01/04
      45                              8.9900          .0000           .0000
    A                                11.9900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1730063                           9.2750         42,750.00        100
                                      9.2750         40,846.48         ZZ
                                      8.7750            352.47         1
                                     16.2750            353.96         90
    FLINT           MI    48504      15.7750       03/26/98
    0800173833                        9.2750       05/01/98            23
    400037040                         8.7750       04/01/28            0
    0                                 5.4500       04/01/00        04/01/04
    J71/L06                           4.9500       05/01/00        05/01/04
      25                              9.2750          .0000           .0000
    A                                12.2750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1730280                           6.5000        108,000.00        100
                                      6.5000        102,534.90         ZZ
                                      6.0000            947.78         1
                                     16.0000            703.95         90
    EL PASO         TX    79912      15.5000       02/27/98
    0410718746                         .0000       04/01/98            23
    410718746                          .0000       03/01/28            0
    0                                 5.2500       03/01/00        09/01/04
    E22/H62                           4.7500       04/01/00        10/01/04
      25                              7.0000          .0000           .0000
    A                                13.0000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1730342                           7.0000        124,400.00        100
                                      7.0000        119,014.98         ZZ
                                      6.5000          1,091.70         1
                                     16.0000            851.97         80
    SAYREVILLE      NJ    08859      15.5000       04/17/98
    0800173981                         .0000       06/01/98            00
    2115                               .0000       05/01/28            0
    0                                 5.8750       05/01/00        05/01/04
    F96/L06                           5.3750       06/01/00        06/01/04
      25                              7.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1730373                           7.9750         75,000.00        100
                                      7.9750         71,653.78         ZZ
                                      7.4750            656.80         1
                                     15.9750            559.85         75
    LONG BEACH      MS    39560      15.4750       01/07/98
    0800174062                        7.9750       03/01/98            00
    25700016034                       7.4750       02/01/28            0
    0                                 6.3000       02/01/01        08/01/04
    636/L06                           5.8000       03/01/01        09/01/04
      45                              7.9750          .0000           .0000
    A                                12.9750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1730549                          12.9750         29,700.00        100
                                     12.9750         28,315.14         T
                                     12.4750            327.97         1
                                     18.9750            320.97         55
    GIDEON          MO    63848      18.4750       12/23/97
    0800174278                       12.9750       02/01/98            00
    10171209044                      12.4750       01/01/28            0
    0                                 8.4750       07/01/98        07/01/04
1


    H97/L06                           7.9750       08/01/98        08/01/04
      25                             12.9750          .0000           .0000
    A                                13.9750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1730951                          11.5750         75,600.00        100
                                     11.5750         72,601.12         ZZ
                                     11.0750            752.99         1
                                     17.5750            749.04         90
    SALISBURY       NC    28147      17.0750       12/05/97
    0800174591                       11.5750       01/01/98            23
    10170728052                      11.0750       12/01/27            0
    0                                 6.8250       12/01/99        06/01/04
    H97/L06                           6.3250       01/01/00        07/01/04
      25                             11.5750          .0000           .0000
    A                                13.5750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1730960                          11.5000         70,550.00        100
                                     11.5000         68,276.95         ZZ
                                     11.0000            698.66         1
                                     17.5000            699.16         85
    DUDLEY          NC    28333      17.0000       02/06/98
    0800174609                       11.5000       04/01/98            23
    10180105024                      11.0000       03/01/28            0
    0                                 6.7500       03/01/00        09/01/04
    H97/L06                           6.2500       04/01/00        10/01/04
      25                             11.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1731398                          10.7500        126,000.00        100
                                     10.7500        119,863.40         ZZ
                                     10.2500          1,176.19         1
                                     16.7500          1,162.91         90
    JONESBORO       GA    30236      16.2500       02/20/98
1


    0800175788                       10.7500       04/01/98            23
    10051670                         10.2500       03/01/28            0
    0                                 5.3750       03/01/01        09/01/04
    K83/L06                           4.8750       04/01/01        10/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1731736                           9.0000        122,400.00        100
                                      9.0000        116,999.01         ZZ
                                      8.5000            984.86         1
                                     16.0000            992.11         85
    SMYRNA          TN    37167      15.5000       03/23/98
    0800176232                        9.0000       05/01/98            23
    3598                              8.5000       04/01/28            0
    0                                 6.0000       04/01/00        04/01/04
    G13/L06                           5.5000       05/01/00        05/01/04
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1731742                           7.1250         73,500.00        100
                                      7.1250         70,324.48         ZZ
                                      6.6250            716.67         1
                                     18.3000            509.65         75
    CITY OF HIGHLA  CA    92346      17.8000       03/13/98
    0800176299                         .0000       05/01/98            00
    3611                               .0000       04/01/28            0
    0                                 5.9500       04/01/00        04/01/04
    G13/L06                           5.4500       05/01/00        05/01/04
      45                             11.3000          .0000           .0000
    A                                14.3000            6              6
      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1731772                          10.5000         43,600.00        100
                                     10.5000         41,956.30         ZZ
1


                                     10.0000            398.83         1
                                     17.5000            399.91         80
    RICHMOND        IN    47374      17.0000       03/31/98
    0800176596                       10.5000       05/01/98            00
    3726                             10.0000       04/01/28            0
    0                                 6.0000       04/01/00        04/01/04
    G13/L06                           5.5000       05/01/00        05/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1731788                           9.9500         46,987.00        100
                                      9.9500         44,774.79         ZZ
                                      9.4500            410.61         1
                                     16.9500            408.86         75
    CHANNELVIEW     TX    77530      16.4500       04/03/98
    0800176752                        9.9500       05/03/98            00
    3775                              9.4500       04/03/28            0
    0                                 5.5500       04/03/00        04/03/04
    G13/L06                           5.0500       05/03/00        05/03/04
      25                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1731794                          11.8000         40,000.00        100
                                     11.8000         38,781.32         ZZ
                                     11.3000            405.30         1
                                     18.0000            405.11         80
    BALTIMORE       MD    21205      17.5000       04/07/98
    0800176810                       11.8000       06/01/98            00
    3801                             11.3000       05/01/28            0
    0                                 6.0500       05/01/00        05/01/04
    G13/L06                           5.5500       06/01/00        06/01/04
      25                             11.8000          .0000           .0000
    A                                14.8000            6              6
      360                               E            1.0000          1.0000
       6.2000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1731838                           5.7500        171,200.00        100
                                      5.7500        161,161.15         ZZ
                                      5.2500          1,362.14         1
                                     14.8750          1,029.65         80
    GROVELAND TWP   MI    48562      14.3750       04/20/98
    0800111510                         .0000       06/01/98            00
    410810758                          .0000       05/01/28            0
    0                                 4.6250       05/01/99        05/01/04
    E22/L06                           4.1250       06/01/99        06/01/04
      45                              6.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1732260                           9.4900         75,000.00        100
                                      9.4900         70,975.41         ZZ
                                      8.9900            630.10         1
                                     16.4900            626.07         58
    SOUTH RUSSELL   OH    44022      15.9900       03/12/98
    0800177552                        9.4900       04/15/98            00
    3216900                           8.9900       03/15/28            0
    0                                 5.2500       03/15/00        09/15/04
    L41/L06                           4.7500       04/15/00        10/15/04
      15                              9.4900          .0000           .0000
    A                                10.9900            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1732854                           9.1250        200,000.00        100
                                      9.1250        190,326.70         T
                                      8.6250          1,627.27         1
                                     15.1250          1,629.85         80
    PLANTATION KEY  FL    33070      14.6250       03/18/98
    0800178774                        9.1250       05/01/98            00
    0010065068                        8.6250       04/01/28            0
    0                                 3.7500       04/01/00        04/01/04
    K83/L06                           3.2500       05/01/00        05/01/04
      25                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1732911                           9.3750         95,400.00        100
                                      9.3750         91,110.04         ZZ
                                      8.8750            793.49         1
                                     15.3750            796.48         90
    MORROW          GA    30260      14.8750       03/05/98
    0800179103                        9.3750       04/01/98            23
    10068153                          8.8750       03/01/28            0
    0                                 4.7500       03/01/00        09/01/04
    K83/L06                           4.2500       04/01/00        10/01/04
      25                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1732927                          10.5000        176,000.00        100
                                     10.5000        169,239.80         ZZ
                                     10.0000          1,609.94         1
                                     16.5000          1,611.98         80
    CORNELIUS       NC    28031      16.0000       02/23/98
    0800179202                       10.5000       04/01/98            00
    0010064939                       10.0000       03/01/28            0
    0                                 5.0000       03/01/00        09/01/04
    K83/L06                           4.5000       04/01/00        10/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1732937                          10.7500         58,500.00        100
                                     10.7500         56,196.76         ZZ
                                     10.2500            546.09         1
                                     16.7500            544.82         90
    JONESBORO       GA    30236      16.2500       03/23/98
    0800179277                       10.7500       05/01/98            23
    0010072460                       10.2500       04/01/28            0
    0                                 5.7500       04/01/00        04/01/04
    K83/L06                           5.2500       05/01/00        05/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1732952                          10.5000         56,100.00        100
                                     10.5000         53,980.30         ZZ
                                     10.0000            513.17         1
                                     16.5000            514.15         85
    DECATUR         GA    30035      16.0000       02/27/98
    0800179343                       10.5000       04/01/98            23
    10066181                         10.0000       03/01/28            0
    0                                 5.5000       03/01/00        09/01/04
    K83/L06                           5.0000       04/01/00        10/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1733014                          10.2500        142,000.00        100
                                     10.2500        136,052.97         ZZ
                                      9.7500          1,272.46         1
                                     16.2500          1,271.09         90
    BOYNTON BEACH   FL    33462      15.7500       03/16/98
    0800179590                       10.2500       05/01/98            23
    10070977                          9.7500       04/01/28            0
    0                                 5.7500       04/01/00        04/01/04
    K83/L06                           5.2500       05/01/00        05/01/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1733276                           6.3750        256,500.00        100
                                      6.3750        242,509.93         ZZ
                                      5.8750          2,274.70         1
                                     16.1250          1,641.45         90
    LITTLE ROCK     AR    72211      15.6250       04/17/98
    0800131294                         .0000       06/01/98            23
    9359912                            .0000       05/01/28            0
    0                                 5.2500       05/01/01        05/01/04
1


    K75/L06                           4.7500       06/01/01        06/01/04
      25                              7.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1733831                          10.7500        135,891.00        100
                                     10.7500        130,861.32         ZZ
                                     10.2500          1,268.52         1
                                     17.7500          1,275.56         90
    LAS VEGAS       NV    89129      17.2500       12/24/97
    0800181075                       10.7500       02/01/98            23
    47557                            10.2500       01/01/28            0
    0                                 7.0000       01/01/00        07/01/04
    G13/L06                           6.5000       02/01/00        08/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1733988                           6.0000        137,700.00        100
                                      6.0000        130,883.12         ZZ
                                      5.5000          1,195.72         1
                                     15.8750            855.91         85
    LITTLE ROCK     AR    72211      15.3750       04/27/98
    0800131765                         .0000       06/01/98            23
    9361512                            .0000       05/01/28            0
    0                                 4.8750       05/01/00        05/01/04
    K75/L06                           4.3750       06/01/00        06/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1734722                           9.9500         39,200.00        100
                                      9.9500         37,702.21         ZZ
                                      9.4500            342.56         1
                                     16.9500            344.27         70
    QUEEN ANNE      MD    21657      16.4500       03/27/98
1


    0800181794                        9.9500       05/01/98            00
    4001962                           9.4500       04/01/28            0
    0                                 5.7500       10/01/98        04/01/04
    F32/L06                           5.2500       11/01/98        05/01/04
      45                              9.9500          .0000           .0000
    A                                10.9500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1734901                           6.6250         44,200.00        100
                                      6.6250         42,151.12         ZZ
                                      6.1250            355.64         1
                                     16.0000            291.02         85
    DELTA           UT    84624      15.5000       06/09/98
    0800181984                         .0000       08/01/98            23
    0000                               .0000       07/01/28            0
    0                                 5.3750       07/01/00        07/01/04
    L13/L06                           4.8750       08/01/00        08/01/04
      25                              6.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1735060                          10.8750        116,900.00        100
                                     10.8750        113,039.52         ZZ
                                     10.3750          1,102.24         1
                                     17.8750          1,105.18         90
    GREENWOOD       MO    64034      17.3750       04/20/98
    0800182248                       10.8750       06/01/98            23
    9800014645                       10.3750       05/01/28            0
    0                                 6.8750       05/01/00        05/01/04
    L11/L06                           6.3750       06/01/00        06/01/04
      25                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1735061                          10.6250        125,650.00        100
                                     10.6250        121,095.55         ZZ
1


                                     10.1250          1,161.13         1
                                     17.6250          1,162.38         85
    DESOTO          TX    75115      17.1250       04/22/98
    0800182255                       10.6250       06/01/98            23
    9800014685                       10.1250       05/01/28            0
    0                                 6.6250       05/01/00        05/01/04
    L11/L06                           6.1250       06/01/00        06/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1735066                          10.6250         67,150.00        100
                                     10.6250         64,605.89         ZZ
                                     10.1250            620.54         1
                                     17.6250            620.18         85
    AUSTIN          TX    78724      17.1250       04/17/98
    0800182297                       10.6250       06/01/98            23
    9800015303                       10.1250       05/01/28            0
    0                                 6.6250       05/01/00        05/01/04
    L11/L06                           6.1250       06/01/00        06/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1735076                          10.2500         67,065.00        100
                                     10.2500         64,400.38         ZZ
                                      9.7500            600.98         1
                                     17.2500            601.11         85
    CHESAPEAKE      VA    23320      16.7500       04/16/98
    0800182388                       10.2500       06/01/98            23
    9800014818                        9.7500       05/01/28            0
    0                                 6.2500       05/01/01        05/01/04
    L11/L06                           5.7500       06/01/01        06/01/04
      25                             10.2500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1735077                           8.6250         59,200.00        100
                                      8.6250         55,944.31         ZZ
                                      8.1250            460.46         1
                                     15.6250            459.71         80
    MIDDLETON       ID    83644      15.1250       04/14/98
    0800182396                        8.6250       06/01/98            00
    9800014891                        8.1250       05/01/28            0
    0                                 4.6250       05/01/01        05/01/04
    L11/L06                           4.1250       06/01/01        06/01/04
      25                              8.6250          .0000           .0000
    A                                10.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1735702                           6.0000        170,000.00        100
                                      6.0000        160,124.72         ZZ
                                      5.5000          1,383.18         1
                                     15.1250          1,047.14         85
    CARBONDALE      CO    81623      14.6250       04/23/98
    0800111825                         .0000       06/01/98            23
    410826408                          .0000       05/01/28            0
    0                                 4.8750       05/01/01        05/01/04
    E22/L06                           4.3750       06/01/01        06/01/04
      25                              6.1250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1736186                           8.8750        214,400.00        100
                                      8.8750        182,069.01         ZZ
                                      8.3750          1,705.87         1
                                     15.8750          1,533.78         80
    EL PASO         TX    79936      15.3750       04/20/98
    0800185050                        8.8750       06/01/98            00
    9800015514                        8.3750       05/01/28            0
    0                                 4.8750       05/01/00        05/01/04
    L11/L06                           4.3750       06/01/00        06/01/04
      25                              7.3750          .0000           .0000
    A                                10.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1736627                          10.2500        127,500.00        100
                                     10.2500        122,868.57         ZZ
                                      9.7500          1,142.53         1
                                     16.2500          1,147.04         75
    SOUTH HOLLAND   IL    60473      15.7500       04/02/98
    0800185662                       10.2500       06/01/98            00
    992180                            9.7500       05/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    623/L06                           5.2500       06/01/00        06/01/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1737419                           7.7500         40,000.00        100
                                      7.7500         38,429.25         ZZ
                                      7.2500            378.67         1
                                     16.9250            294.63         67
    EDEN            GA    31307      16.4250       01/26/98
    0800186488                         .0000       03/01/98            00
    1017123002                         .0000       02/01/28            0
    0                                 6.5500       02/01/00        08/01/04
    H97/L06                           6.0500       03/01/00        09/01/04
      25                             10.9250          .0000           .0000
    A                                12.9250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1737542                           6.1250         42,250.00        100
                                      6.1250         40,283.89         ZZ
                                      5.6250            364.55         1
                                     15.8000            266.10         63
    ASHEVILLE       NC    28805      15.3000       05/01/98
    0800186736                         .0000       07/01/98            00
    39981128                           .0000       06/01/28            0
    0                                 5.0000       12/01/98        06/01/04
    L95/L06                           4.5000       01/01/99        07/01/04
      45                              8.8000          .0000           .0000
    A                                10.8000            6              6
1


      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        N             .0000


    1737636                          10.7500        136,300.00        100
                                     10.7500        129,151.98         ZZ
                                     10.2500          1,272.34         1
                                     16.7500          1,252.19         90
    BUFORD          GA    30518      16.2500       04/03/98
    0800187064                       10.7500       05/01/98            23
    10450849                         10.2500       04/01/28            0
    0                                 6.0000       04/01/00        04/01/04
    K83/L06                           5.5000       05/01/00        05/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1737640                          10.7500         83,700.00        100
                                     10.7500         80,736.19         ZZ
                                     10.2500            781.32         1
                                     16.7500            782.72         90
    BREMEN          GA    30110      16.2500       03/30/98
    0800187072                       10.7500       05/01/98            23
    10074631                         10.2500       04/01/28            0
    0                                 5.7500       04/01/00        04/01/04
    K83/L06                           5.2500       05/01/00        05/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1737652                          10.2500         85,300.00        100
                                     10.2500         82,027.69         ZZ
                                      9.7500            764.37         1
                                     16.2500            766.24         70
    LOGANVILLE      GA    30052      15.7500       04/02/98
    0800187148                       10.2500       05/01/98            00
    0010076735                        9.7500       04/01/28            0
    0                                 5.3750       04/01/00        04/01/04
1


    K83/L06                           4.8750       05/01/00        05/01/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1737660                           8.5000        106,100.00        100
                                      8.5000        100,578.75         ZZ
                                      8.0000            815.82         1
                                     14.5000            818.93         80
    DEERFIELD BEAC  FL    33442      14.0000       03/13/98
    0800187189                        8.5000       05/01/98            00
    0010055465                        8.0000       04/01/28            0
    0                                 4.3750       04/01/99        04/01/04
    K83/L06                           3.8750       05/01/99        05/01/04
      45                              8.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1737701                           8.8750         69,200.00        100
                                      8.8750         65,882.23         ZZ
                                      8.3750            550.59         1
                                     14.8750            553.07         80
    LAWRENCEVILLE   GA    30043      14.3750       03/24/98
    0800187346                        8.8750       05/01/98            00
    0010070258                        8.3750       04/01/28            0
    0                                 4.5000       04/01/00        04/01/04
    K83/L06                           4.0000       05/01/00        05/01/04
      25                              8.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1737914                          10.5000         87,200.00        100
                                     10.5000         84,085.03         ZZ
                                     10.0000            797.65         1
                                     16.5000            800.28         90
    COLLEGE PARK    GA    30349      16.0000       03/30/98
1


    0800187957                       10.5000       05/01/98            23
    10076313                         10.0000       04/01/28            0
    0                                 6.3750       04/01/99        04/01/04
    K83/L06                           5.8750       05/01/99        05/01/04
      45                             10.5000          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1737963                           9.6250        169,100.00        100
                                      9.6250        162,316.17         ZZ
                                      9.1250          1,437.33         1
                                     15.6250          1,444.31         90
    CONYERS         GA    30013      15.1250       04/07/98
    0800188161                        9.6250       06/01/98            23
    10073401                          9.1250       05/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    K83/L06                           5.2500       06/01/00        06/01/04
      25                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1738046                          10.2500         40,400.00        100
                                     10.2500         38,628.72         ZZ
                                      9.7500            362.02         1
                                     16.2500            360.96         80
    SUMTER          SC    29153      15.7500       04/09/98
    0800188468                       10.2500       06/01/98            00
    0010072775                        9.7500       05/01/28            0
    0                                 5.8750       05/01/99        05/01/04
    K83/L06                           5.3750       06/01/99        06/01/04
      45                             10.2500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1738166                           8.7500         58,000.00        100
                                      8.7500         55,049.32         ZZ
1


                                      8.2500            456.29         1
                                     14.7500            457.44         80
    JONESBORO       GA    30236      14.2500       03/18/98
    0800188674                        8.7500       05/01/98            00
    10071363                          8.2500       04/01/28            0
    0                                 4.5000       04/01/00        04/01/04
    K83/L06                           4.0000       05/01/00        05/01/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1738184                           9.2500        191,200.00        100
                                      9.2500        182,446.78         ZZ
                                      8.7500          1,572.96         1
                                     15.2500          1,577.87         80
    ATLANTA         GA    30307      14.7500       03/31/98
    0800188724                        9.2500       05/01/98            00
    10075620                          8.7500       04/01/28            0
    0                                 4.5000       04/01/00        04/01/04
    K83/L06                           4.0000       05/01/00        05/01/04
      25                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1738240                           9.5000         45,000.00        100
                                      9.5000         42,911.17         ZZ
                                      9.0000            378.38         1
                                     15.5000            379.07         70
    MABLETON        GA    30126      15.0000       04/01/98
    0800188849                        9.5000       06/01/98            00
    10074896                          9.0000       05/01/28            0
    0                                 5.1250       05/01/99        05/01/04
    K83/L06                           4.6250       06/01/99        06/01/04
      45                              9.5000          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1738244                           8.5000        143,600.00        100
                                      8.5000        133,942.34         ZZ
                                      8.0000          1,104.16         1
                                     14.5000          1,097.31         90
    STONE MOUNTAIN  GA    30088      14.0000       02/27/98
    0800188864                        8.5000       04/01/98            23
    10066736                          8.0000       03/01/28            0
    0                                 4.8750       03/01/99        03/01/05
    K83/L06                           4.3750       04/01/99        04/01/05
      45                              8.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1738515                           6.6250        115,500.00        100
                                      6.6250        110,279.10         ZZ
                                      6.1250            960.67         1
                                     15.3750            761.38         75
    WEST ORANGE     NJ    07052      14.8750       06/30/98
    0800189177                         .0000       08/01/98            00
    70010                              .0000       07/01/28            0
    0                                 5.3750       07/01/00        07/01/04
    B24/L06                           4.8750       08/01/00        08/01/04
      25                              6.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1738621                           8.2000         45,000.00        100
                                      8.2000         42,810.40         ZZ
                                      7.7000            336.49         1
                                     15.2000            339.67         75
    SPRING          TX    77373      14.7000       04/21/98
    0800189581                        8.2000       06/01/98            00
    982076                            7.7000       05/01/28            0
    0                                 5.5000       05/01/00        05/01/04
    E78/L06                           5.0000       06/01/00        06/01/04
      45                              8.2000          .0000           .0000
    A                                11.2000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    1738629                          10.2000         36,000.00        100
                                     10.2000         32,804.86         ZZ
                                      9.7000            321.26         1
                                     17.2000            306.48         80
    SAN ANTONIO     TX    78249      16.7000       04/21/98
    0800189615                       10.2000       06/01/98            00
    982782                            9.7000       05/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    E78/L06                           5.2500       06/01/00        06/01/04
      45                             10.2000          .0000           .0000
    A                                13.2000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1738662                           6.2500         96,000.00        100
                                      6.2500         89,592.77         ZZ
                                      5.7500            772.44         1
                                     15.0000            599.55         80
    DAYTON          TN    37321      14.5000       04/24/98
    0800111296                         .0000       06/01/98            00
    410798516                          .0000       05/01/28            0
    0                                 5.1250       05/01/99        05/01/04
    E22/L06                           4.6250       06/01/99        06/01/04
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1738683                          10.2500         45,000.00        100
                                     10.2500         43,114.98         ZZ
                                      9.7500            403.25         1
                                     17.2500            402.11         79
    LAUREL          MT    59044      16.7500       04/29/98
    0800189698                       10.2500       07/01/98            00
    982357                            9.7500       06/01/28            0
    0                                 6.7500       06/01/00        06/01/04
    E78/L06                           6.2500       07/01/00        07/01/04
      45                             10.2500          .0000           .0000
    A                                13.2500            6              6
1


      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1738731                           8.2000         43,500.00        100
                                      8.2000         41,383.50         ZZ
                                      7.7000            325.27         1
                                     15.2000            328.35         75
    SPRING          TX    77373      14.7000       04/21/98
    0800189789                        8.2000       06/01/98            00
    982077                            7.7000       05/01/28            0
    0                                 5.5000       05/01/00        05/01/04
    E78/L06                           5.0000       06/01/00        06/01/04
      45                              8.2000          .0000           .0000
    A                                11.2000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    1738763                           6.8750        200,000.00        100
                                      6.8750        189,713.88         ZZ
                                      6.3750          1,681.71         1
                                     16.5000          1,343.12         80
    RICHARDSON      TX    75080      16.0000       04/20/98
    0800189896                         .0000       06/01/98            00
    9800013939                         .0000       05/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    G33/L06                           5.2500       06/01/00        06/01/04
      25                              9.5000          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1738857                           9.4500        103,500.00        100
                                      9.4500         99,325.87         ZZ
                                      8.9500            866.52         1
                                     16.4500            871.83         90
    WALTON          KY    41094      15.9500       04/08/98
    0800189979                        9.4500       06/01/98            23
    107000                            8.9500       05/01/28            0
    0                                 5.9500       05/01/00        05/01/04
1


    G76/L06                           5.4500       06/01/00        06/01/04
      25                              9.4500          .0000           .0000
    A                                12.4500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1738905                           8.5500         96,800.00        100
                                      8.5500         91,714.94         ZZ
                                      8.0500            747.74         1
                                     15.5500            749.82         80
    EAST WENATCHEE  WA    98802      15.0500       03/23/98
    0800190175                        8.5500       05/01/98            00
    981640                            8.0500       04/01/28            0
    0                                 5.5000       04/01/01        04/01/04
    E78/L06                           5.0000       05/01/01        05/01/04
      45                              8.5500          .0000           .0000
    A                                11.5500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1738943                          10.2500         89,000.00        100
                                     10.2500         85,445.75         ZZ
                                      9.7500            797.53         1
                                     16.2500            797.54         90
    BELLEVUE        NE    68123      15.7500       04/30/98
    0800190316                       10.2500       06/01/98            23
    8711703                           9.7500       05/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    638/L06                           5.2500       06/01/00        06/01/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1739002                          11.3750         64,480.00        100
                                     11.3750         62,408.79         ZZ
                                     10.8750            632.40         1
                                     18.3750            632.59         80
    LA GRANDE       OR    97850      17.8750       04/23/98
1


    0800190605                       11.3750       06/01/98            00
    XD8030532                        10.8750       05/01/28            0
    0                                 8.2500       05/01/01        05/01/04
    G10/L06                           7.7500       06/01/01        06/01/04
      25                             11.3750          .0000           .0000
    A                                14.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1739070                           9.0000        105,000.00        100
                                      9.0000        100,325.57         ZZ
                                      8.5000            844.85         1
                                     15.0000            849.77         68
    OGDEN           UT    84404      14.5000       04/15/98
    0800190746                        9.0000       06/01/98            00
    8729708                           8.5000       05/01/28            0
    0                                 5.0000       05/01/00        05/01/04
    638/L06                           4.5000       06/01/00        06/01/04
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1739082                           6.3750         40,000.00        100
                                      6.3750         37,949.76         ZZ
                                      5.8750            343.67         1
                                     15.7500            256.97         80
    HOUSTON         TX    77067      15.2500       05/01/98
    0800190761                         .0000       06/01/98            00
    32800155                           .0000       05/01/28            0
    0                                 5.2500       05/01/00        05/01/04
    E26/L06                           4.7500       06/01/00        06/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1739289                           9.9000         40,125.00        100
                                      9.9000         38,703.33         ZZ
1


                                      9.4000            349.17         1
                                     16.9900            351.77         75
    WEIPPE          ID    83553      16.4900       04/09/98
    0800191108                        9.9000       06/01/98            00
    98032900                          9.4000       05/01/28            0
    0                                 6.5000       11/01/98        05/01/04
    B83/L06                           6.0000       12/01/98        06/01/04
      25                              9.9000          .0000           .0000
    A                                11.4000            6              6
      360                               E            1.5000          1.5000
       7.0900                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1739302                           6.6250        260,000.00        100
                                      6.6250        246,391.06         ZZ
                                      6.1250          2,257.71         1
                                     15.8750          1,703.47         80
    LITTLE ROCK     AR    72205      15.3750       05/04/98
    0800131989                         .0000       07/01/98            00
    9362172                            .0000       06/01/28            0
    0                                 5.3750       06/01/01        06/01/04
    K75/L06                           4.8750       07/01/01        07/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1739515                           9.0000        128,000.00        100
                                      9.0000        122,602.25         ZZ
                                      8.5000          1,029.92         1
                                     15.0000          1,038.45         80
    YUMA            AZ    85367      14.5000       04/16/98
    0800191405                        9.0000       06/01/98            00
    515086                            8.5000       05/01/28            0
    0                                 6.5000       05/01/00        05/01/04
    737/L06                           6.0000       06/01/00        06/01/04
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1739633                           5.3750        117,600.00        100
                                      5.3750        110,996.07         ZZ
                                      4.8750            956.83         1
                                     15.1250            684.44         80
    CHARLOTTE       NC    28269      14.6250       04/30/98
    0800109001                         .0000       06/01/98            00
    410606768                          .0000       05/01/28            0
    0                                 4.2500       05/01/00        05/01/04
    E22/L06                           3.7500       06/01/00        06/01/04
      25                              6.1250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1739701                          10.5000        139,410.00        100
                                     10.5000        134,434.26         ZZ
                                     10.0000          1,275.24         1
                                     17.5000          1,278.51         90
    DUNCANVILLE     TX    75137      17.0000       04/29/98
    0800191850                       10.5000       06/01/98            23
    982893                           10.0000       05/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    E78/L06                           5.2500       06/01/00        06/01/04
      45                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1740665                           9.3000         80,000.00        100
                                      9.3000         76,546.28         ZZ
                                      8.8000            661.04         1
                                     15.3000            664.00         80
    NEOTSU          OR    97364      14.8000       04/23/98
    0800192882                        9.3000       06/01/98            00
    051293                            8.8000       05/01/28            0
    0                                 5.8500       05/01/00        05/01/04
    J42/L06                           5.3500       06/01/00        06/01/04
      25                              9.3000          .0000           .0000
    A                                12.3000            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1741124                           9.8750         42,300.00        100
                                      9.8750         39,014.78         ZZ
                                      9.3750            367.32         1
                                     16.8750            358.35         90
    SAN ANGELO      TX    76903      16.3750       04/27/98
    0800193120                        9.8750       06/01/98            23
    9800015337                        9.3750       05/01/28            0
    0                                 6.6250       05/01/99        05/01/04
    L11/L06                           6.1250       06/01/99        06/01/04
      25                              9.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1741129                           9.8750        102,850.00        100
                                      9.8750         99,050.21         ZZ
                                      9.3750            893.10         1
                                     16.8750            898.54         85
    HOUSTON         TX    77090      16.3750       05/05/98
    0800193161                        9.8750       06/01/98            23
    9800016184                        9.3750       05/01/28            0
    0                                 6.7500       05/01/99        05/01/04
    L11/L06                           6.2500       06/01/99        06/01/04
      25                              9.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1741151                           9.6250         62,400.00        100
                                      9.6250         59,342.35         ZZ
                                      9.1250            530.40         1
                                     16.6250            528.28         80
    PORTER          TX    77365      16.1250       04/30/98
    0800193294                        9.6250       06/01/98            00
    9800014589                        9.1250       05/01/28            0
    0                                 5.6250       05/01/00        05/01/04
    L11/L06                           5.1250       06/01/00        06/01/04
      25                              9.6250          .0000           .0000
    A                                11.1250            6              6
1


      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1741179                          10.6250         45,000.00        100
                                     10.6250         43,368.10         ZZ
                                     10.1250            415.84         1
                                     17.6250            416.28         90
    SAINT LOUIS     MO    63115      17.1250       04/23/98
    0800193450                       10.6250       06/01/98            23
    9800015652                       10.1250       05/01/28            0
    0                                 6.6250       05/01/00        05/01/04
    L11/L06                           6.1250       06/01/00        06/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1741202                           9.3750         47,000.00        100
                                      9.3750         44,201.29         ZZ
                                      8.8750            390.93         1
                                     16.3750            391.72         67
    LEANDER         TX    78645      15.8750       04/30/98
    0800193617                        9.3750       06/01/98            00
    9800016450                        8.8750       05/01/28            0
    0                                 5.3750       05/01/00        05/01/04
    L11/L06                           4.8750       06/01/00        06/01/04
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1741592                           9.3750        116,250.00        100
                                      9.3750        108,701.45         ZZ
                                      8.8750            966.91         1
                                     16.3750            958.30         75
    CUSTER          WA    98240      15.8750       04/13/98
    0800194177                        9.3750       06/01/98            00
    9080312353                        8.8750       05/01/28            0
    0                                 5.6250       05/01/01        05/01/04
1


    783/L06                           5.1250       06/01/01        06/01/04
      25                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1742393                           5.8750        104,000.00        100
                                      5.8750         98,231.01         ZZ
                                      5.3750            799.68         1
                                     14.5000            632.02         76
    COLORADO SPRIN  CO    80918      14.0000       07/23/98
    0800195851                         .0000       09/01/98            00
    650303                             .0000       08/01/28            0
    0                                 4.6250       08/01/00        08/01/04
    L61/L06                           4.1250       09/01/00        09/01/04
      25                              7.5000          .0000           .0000
    A                                 9.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1742753                          11.1250         22,850.00        100
                                     11.1250         21,273.00         ZZ
                                     10.6250            219.77         1
                                     18.1250            211.65         85
    HOUSTON         TX    77071      17.6250       05/12/98
    0800196800                       11.1250       07/01/98            23
    9800017197                       10.6250       06/01/28            0
    0                                 7.2500       06/01/01        06/01/04
    L11/L06                           6.7500       07/01/01        07/01/04
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1742918                           9.4000        141,000.00        100
                                      9.4000        133,091.46         ZZ
                                      8.9000          1,175.34         1
                                     15.4000          1,171.58         75
    HONOLULU        HI    96815      14.9000       10/31/97
1


    0800197089                        9.4000       01/01/98            00
    83010001549930                    8.9000       12/01/27            0
    0                                 5.6500       12/01/00        06/01/04
    676/L06                           5.1500       01/01/01        07/01/04
      30                              9.4000          .0000           .0000
    A                                12.4000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    1743088                           9.8750         60,000.00        100
                                      9.8750         32,240.92         ZZ
                                      9.3750            521.01         1
                                     15.8750            292.47         80
    SEATTLE         WA    98108      15.3750       04/14/98
    0800197493                        9.8750       06/01/98            00
    5449806                           9.3750       05/01/28            0
    0                                 6.8750       05/01/00        05/01/04
    559/L06                           6.3750       06/01/00        06/01/04
      25                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1743164                           6.1250         56,000.00        100
                                      6.1250         52,822.51         ZZ
                                      5.6250            481.13         1
                                     15.7500            349.47         75
    WALLA WALLA     WA    99362      15.2500       04/22/98
    0800110108                         .0000       06/01/98            00
    410753776                          .0000       05/01/28            0
    0                                 5.0000       05/01/01        05/01/04
    E22/L06                           4.5000       06/01/01        06/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1743246                           6.1250        102,000.00        100
                                      6.1250         89,877.60         ZZ
1


                                      5.6250            961.75         1
                                     17.8750            606.95         84
    WALKER          LA    70785      17.3750       04/15/98
    0800198038                         .0000       06/01/98            23
    20160090                           .0000       05/01/28            0
    0                                 5.0000       05/01/00        05/01/04
    937/L06                           4.5000       06/01/00        06/01/04
      25                              7.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            3.0000          3.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1743300                           9.9900        280,000.00        100
                                      9.9900        267,350.47         ZZ
                                      9.4900          2,455.14         1
                                     16.9900          2,448.74         80
    PARK CITY       UT    84060      16.4900       03/13/98
    0800198160                        9.9900       05/01/98            00
    14956090                          9.4900       04/01/28            0
    0                                 6.2500       04/01/01        04/01/04
    937/L06                           5.7500       05/01/01        05/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1743324                           9.7500         69,000.00        100
                                      9.7500         65,851.17         ZZ
                                      9.2500            592.82         1
                                     16.7500            592.16         75
    LEESBURG        GA    31763      16.2500       03/26/98
    0800198293                        9.7500       05/01/98            00
    15293095                          9.2500       04/01/28            0
    0                                 4.7000       04/01/01        04/01/04
    937/L06                           4.2000       05/01/01        05/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    1743360                           6.0000        392,000.00        100
                                      6.0000        369,022.41         ZZ
                                      5.5000          3,154.12         1
                                     15.0000          2,409.54         70
    PHOENIX         AZ    85044      14.5000       05/21/98
    0800198392                         .0000       07/01/98            00
    9805000847                         .0000       06/01/28            0
    0                                 4.7500       06/01/01        06/01/04
    K43/L06                           4.2500       07/01/01        07/01/04
      45                              6.0000          .0000           .0000
    A                                12.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1743473                           9.7500        115,700.00        100
                                      9.7500        109,145.23         ZZ
                                      9.2500            994.05         1
                                     15.7500            999.89         89
    ATLANTA         GA    30311      15.2500       04/24/98
    0800198699                        9.7500       06/01/98            23
    952904                            9.2500       05/01/28            0
    0                                 6.6250       05/01/00        05/01/04
    737/L06                           6.1250       06/01/00        06/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1743916                          10.2500         57,375.00        100
                                     10.2500         55,354.57         ZZ
                                      9.7500            514.14         1
                                     17.2500            516.27         85
    HOUSTON         TX    77071      16.7500       05/04/98
    0800199861                       10.2500       07/01/98            23
    983065                            9.7500       06/01/28            0
    0                                 6.5000       06/01/00        06/01/04
    E78/L06                           6.0000       07/01/00        07/01/04
      45                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1743919                           9.4500         51,120.00        100
                                      9.4500         48,395.01         ZZ
                                      8.9500            427.98         1
                                     16.4500            425.48         80
    WHITESBORO      TX    76273      15.9500       05/11/98
    0800199879                        9.4500       07/01/98            00
    983144                            8.9500       06/01/28            0
    0                                 5.5000       06/01/00        06/01/04
    E78/L06                           5.0000       07/01/00        07/01/04
      45                              9.4500          .0000           .0000
    A                                12.4500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1743937                           8.7000         25,000.00        100
                                      8.7000         23,829.62         ZZ
                                      8.2000            195.78         1
                                     15.7000            196.81         32
    GRANDVIEW       TX    76050      15.2000       05/13/98
    0800199952                        8.7000       07/01/98            00
    982682                            8.2000       06/01/28            0
    0                                 6.2500       06/01/00        06/01/04
    E78/L06                           5.7500       07/01/00        07/01/04
      45                              8.7000          .0000           .0000
    A                                11.7000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1744301                           9.5000        168,000.00        100
                                      9.5000        161,070.08         ZZ
                                      9.0000          1,412.64         2
                                     15.5000          1,421.89         77
    ST HELENS       OR    97051      15.0000       02/20/98
    0800200479                        9.5000       04/01/98            00
    5462296                           9.0000       03/01/28            0
    0                                 6.5000       03/01/00        09/01/04
    559/L06                           6.0000       04/01/00        10/01/04
      45                              9.5000          .0000           .0000
    A                                12.5000            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1747426                           8.2500         37,500.00        100
                                      8.2500         35,734.64         ZZ
                                      7.7500            281.72         1
                                     14.2500            284.71         75
    BALTIMORE       MD    21215      13.7500       04/24/98
    0800207151                        8.2500       06/01/98            00
    45111                             7.7500       05/01/28            0
    0                                 5.0000       11/01/98        05/01/04
    K78/L06                           4.5000       12/01/98        06/01/04
      25                              8.2500          .0000           .0000
    A                                 9.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1747775                           6.6250         39,100.00        100
                                      6.6250         37,204.29         ZZ
                                      6.1250            343.14         1
                                     16.0000            257.22         85
    MATHERVILLE     IL    61263      15.5000       05/18/98
    0800131799                         .0000       07/01/98            23
    9361592                            .0000       06/01/28            0
    0                                 5.3750       06/01/99        06/01/04
    K75/L06                           4.8750       07/01/99        07/01/04
      45                              8.0000          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1747794                           9.6000         45,000.00        100
                                      9.6000         42,386.18         ZZ
                                      9.1000            381.67         1
                                     15.6000            377.23         90
    RICH SQUARE     NC    27869      15.1000       03/18/98
    0800207383                        9.6000       04/23/98            23
    24257                             9.1000       03/23/28            0
    0                                 5.6500       03/23/00        09/23/04
1


    K78/L06                           5.1500       04/23/00        10/23/04
      25                              9.6000          .0000           .0000
    A                                12.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1748562                          11.5000         51,500.00        100
                                     11.5000         49,863.20         ZZ
                                     11.0000            510.00         1
                                     18.5000            509.62         57
    DOUGLAS         MI    49406      18.0000       05/13/98
    0800208506                       11.5000       07/01/98            00
    400037733                        11.0000       06/01/28            0
    0                                 7.0000       06/01/00        06/01/04
    J71/L06                           6.5000       07/01/00        07/01/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1748937                          10.5000         51,000.00        100
                                     10.5000         48,494.70         ZZ
                                     10.0000            466.52         1
                                     16.5000            461.20         85
    ATLANTA         GA    30331      16.0000       04/24/98
    0800209546                       10.5000       06/01/98            23
    10080315                         10.0000       05/01/28            0
    0                                 5.8750       05/01/00        05/01/04
    K83/L06                           5.3750       06/01/00        06/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1749149                           9.3750        142,000.00        100
                                      9.3750        133,847.08         ZZ
                                      8.8750          1,181.08         1
                                     15.3750          1,168.43         82
    NORCROSS        GA    30092      14.8750       04/23/98
1


    0800210049                        9.3750       06/01/98            23
    10436962                          8.8750       05/01/28            0
    0                                 5.3750       05/01/00        05/01/04
    K83/L06                           4.8750       06/01/00        06/01/04
      25                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1749335                          10.9000         87,760.00        100
                                     10.9000         84,240.27         ZZ
                                     10.4000            829.13         1
                                     16.9000            832.22         80
    HAMILTON        NJ    08619      16.4000       10/03/97
    0800210338                       10.9000       11/03/97            00
    BCNJW00050                       10.4000       10/03/27            0
    0                                 6.7000       10/03/99        04/03/04
    F42/L06                           6.2000       11/03/99        05/03/04
      25                             10.9000          .0000           .0000
    A                                13.9000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1749426                          10.2500         66,800.00        100
                                     10.2500         64,090.35         ZZ
                                      9.7500            598.60         1
                                     16.2500            598.21         80
    CANTON          GA    30115      15.7500       04/16/98
    0800210478                       10.2500       06/01/98            00
    10072643                          9.7500       05/01/28            0
    0                                 5.1250       05/01/00        05/01/04
    K83/L06                           4.6250       06/01/00        06/01/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1749642                          10.0000         70,000.00        100
                                     10.0000         67,672.60         ZZ
1


                                      9.5000            614.31         1
                                     16.0000            621.34         78
    CLARKSVILLE     TN    37043      15.5000       02/17/98
    0800211187                       10.0000       03/23/98            00
    97013384352                       9.5000       02/23/28            0
    0                                 7.3500       08/23/98        08/23/04
    H16/L06                           6.8500       09/23/98        09/23/04
      25                             10.0000          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1749902                           8.7500         75,600.00        100
                                      8.7500         71,892.63         ZZ
                                      8.2500            594.75         1
                                     14.7500            597.40         87
    LULA            GA    30554      14.2500       03/31/98
    0800211559                        8.7500       05/01/98            23
    10070209                          8.2500       04/01/28            0
    0                                 5.0000       04/01/00        04/01/04
    K83/L06                           4.5000       05/01/00        05/01/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1750105                          10.2500         90,000.00        100
                                     10.2500         86,364.01         ZZ
                                      9.7500            806.49         1
                                     16.2500            806.11         90
    LITHONIA        GA    30058      15.7500       04/16/98
    0800211898                       10.2500       06/01/98            23
    10075240                          9.7500       05/01/28            0
    0                                 5.0000       05/01/01        05/01/04
    K83/L06                           4.5000       06/01/01        06/01/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1750146                          11.3750         29,580.00        100
                                     11.3750         28,473.43         ZZ
                                     10.8750            290.12         1
                                     18.3750            288.43         85
    DALLAS          TX    75243      17.8750       05/15/98
    0800212136                       11.3750       07/01/98            23
    9800016481                       10.8750       06/01/28            0
    0                                 7.3750       06/01/01        06/01/04
    L11/L06                           6.8750       07/01/01        07/01/04
      25                             11.3750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1750389                           7.0000        125,800.00        100
                                      7.0000        120,023.31         ZZ
                                      6.5000          1,069.29         1
                                     15.6250            858.06         85
    GRESHAM         OR    97030      15.1250       05/21/98
    0800212599                         .0000       07/01/98            23
    981181                             .0000       06/01/28            0
    0                                 5.7500       06/01/00        06/01/04
    H46/L06                           5.2500       07/01/00        07/01/04
      25                              6.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1750450                          10.8000         25,500.00        100
                                     10.8000         24,677.60         ZZ
                                     10.3000            239.00         1
                                     17.8000            239.78         75
    DETROIT         MI    48223      17.3000       05/04/98
    0800212698                       10.8000       07/01/98            00
    400037624                        10.3000       06/01/28            0
    0                                 7.1500       06/01/00        06/01/04
    J71/L06                           6.6500       07/01/00        07/01/04
      25                             10.8000          .0000           .0000
    A                                13.8000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1750476                           9.6250         99,000.00        100
                                      9.6250         94,745.58         ZZ
                                      9.1250            841.49         2
                                     15.6250            842.32         90
    HELLAM          PA    17406      15.1250       06/08/98
    0800212755                        9.6250       08/01/98            23
    1750476                           9.1250       06/01/28            0
    0                                 4.6250       07/01/00        07/01/04
    G72/L06                           4.1250       08/01/00        08/01/04
      25                              9.6250          .0000           .0000
    A                                11.6250            6              6
      359                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1751234                           6.3750         67,100.00        100
                                      6.3750         63,433.66         ZZ
                                      5.8750            570.35         1
                                     15.6250            428.73         85
    FRIENDSWOOD     TX    77546      15.1250       05/29/98
    0800213845                         .0000       07/01/98            23
    120061                             .0000       06/01/28            0
    0                                 5.1250       06/01/01        06/01/04
    F60/L06                           4.6250       07/01/01        07/01/04
      25                              6.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1751505                          10.6500         59,415.00        100
                                     10.6500         57,259.69         ZZ
                                     10.1500            550.17         1
                                     16.6500            550.24         87
    NASHVILLE       TN    37207      16.1500       05/14/98
    0800214223                       10.6500       07/01/98            23
    121441                           10.1500       06/01/28            0
    0                                 6.5500       06/01/01        06/01/04
    J42/L06                           6.0500       07/01/01        07/01/04
      25                             10.6500          .0000           .0000
    A                                13.6500            6              6
1


      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1752340                           6.1250         72,000.00        100
                                      6.1250         68,564.60         ZZ
                                      5.6250            625.21         1
                                     15.8750            452.91         90
    ASHEVILLE       NC    28801      15.3750       05/18/98
    0800111148                         .0000       07/01/98            23
    410792915                          .0000       06/01/28            0
    0                                 4.8750       06/01/00        06/01/04
    E22/L06                           4.3750       07/01/00        07/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753077                           7.2500        104,000.00        100
                                      7.2500         99,474.44         ZZ
                                      6.7500            989.63         1
                                     17.9900            726.96         80
    POMFRET         CT    06230      17.4900       05/21/98
    0800216244                         .0000       07/01/98            00
    9800377                            .0000       06/01/28            0
    0                                 6.0000       06/01/01        06/01/04
    K10/L06                           5.5000       07/01/01        07/01/04
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753120                           7.2500         26,400.00        100
                                      7.2500         20,503.58         ZZ
                                      6.7500            308.40         1
                                     18.5000            254.06         80
    WICHITA         KS    67214      18.0000       05/21/98
    0800216426                         .0000       07/01/98            00
    9800384                            .0000       06/01/13            0
    0                                 6.0000       06/01/01        06/01/04
1


    K10/L06                           5.5000       07/01/01        07/01/04
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      180                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753134                           6.0000        113,050.00        100
                                      6.0000        107,626.79         ZZ
                                      5.5000          1,034.11         1
                                     16.5000            703.83         85
    MAGNA           UT    84044      16.0000       04/15/98
    0800216491                         .0000       06/01/98            23
    2453272                            .0000       05/01/28            0
    0                                 4.8750       05/01/00        05/01/04
    480/L06                           4.3750       06/01/00        06/01/04
      25                              7.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753210                          10.8750        148,750.00        100
                                     10.8750        141,064.94         ZZ
                                     10.3750          1,402.55         1
                                     17.8750          1,378.56         85
    DALLAS          TX    75229      17.3750       05/22/98
    0800217077                       10.8750       07/01/98            23
    9800018717                       10.3750       06/01/28            0
    0                                 7.0000       06/01/00        06/01/04
    L11/L06                           6.5000       07/01/00        07/01/04
      25                             10.8750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753293                           9.3750         50,000.00        100
                                      9.3750         45,791.29         ZZ
                                      8.8750            415.88         1
                                     16.3750            399.21         80
    ST PETERSBURG   FL    33711      15.8750       05/18/98
1


    0800217754                        9.3750       07/01/98            00
    9800014253                        8.8750       06/01/28            0
    0                                 5.3750       06/01/00        06/01/04
    L11/L06                           4.8750       07/01/00        07/01/04
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753305                          11.2500         50,150.00        100
                                     11.2500         48,398.27         ZZ
                                     10.7500            487.09         1
                                     18.2500            486.06         85
    SOUTH BOSTON    VA    24592      17.7500       05/27/98
    0800217879                       11.2500       07/01/98            23
    9800016563                       10.7500       06/01/28            0
    0                                 7.3750       06/01/00        06/01/04
    L11/L06                           6.8750       07/01/00        07/01/04
      25                             11.2500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753307                          11.1250         38,250.00        100
                                     11.1250         36,372.03         ZZ
                                     10.6250            367.89         1
                                     18.1250            361.88         85
    SEGUIN          TX    78155      17.6250       06/01/98
    0800217895                       11.1250       07/01/98            23
    9800016758                       10.6250       06/01/28            0
    0                                 7.2500       06/01/00        06/01/04
    L11/L06                           6.7500       07/01/00        07/01/04
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753330                          11.0000         59,000.00        100
                                     11.0000         50,734.29         ZZ
1


                                     10.5000            561.87         1
                                     17.5000            501.99         78
    ROLLA           MO    65401      17.0000       12/19/97
    0800218117                       11.0000       02/01/98            00
    2371409                          10.5000       01/01/28            0
    0                                 6.3250       01/01/00        07/01/04
    480/L06                           5.8250       02/01/00        08/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    1753348                          10.5000         84,240.00        100
                                     10.5000         81,127.91         ZZ
                                     10.0000            770.58         1
                                     17.0000            772.14         90
    EUSTIS          FL    32726      16.5000       03/25/98
    0800218174                       10.5000       05/01/98            23
    2070902                          10.0000       04/01/28            0
    0                                 5.9500       04/01/00        04/01/04
    480/L06                           5.4500       05/01/00        05/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753393                          10.2500         52,200.00        100
                                     10.2500         50,222.70         ZZ
                                      9.7500            467.76         1
                                     16.7500            469.14         90
    RENO            NV    89512      16.2500       03/26/98
    0800218331                       10.2500       05/01/98            23
    3519915                           9.7500       04/01/28            0
    0                                 5.9500       04/01/00        04/01/04
    480/L06                           5.4500       05/01/00        05/01/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    1753449                           8.8750         42,400.00        100
                                      8.8750         40,317.57         ZZ
                                      8.3750            337.35         1
                                     15.3750            338.42         79
    WALTERS         OK    73572      14.8750       04/03/98
    0800218612                        8.8750       05/01/98            00
    2185320                           8.3750       04/01/28            0
    0                                 5.2500       04/01/00        04/01/04
    480/L06                           4.7500       05/01/00        05/01/04
      25                              8.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753476                          11.9900         30,800.00        100
                                     11.9900         29,730.05         ZZ
                                     11.4900            316.58         1
                                     18.4900            314.66         80
    HOMESTEAD       FL    33034      17.9900       04/06/98
    0800218687                       11.9900       06/01/98            00
    2320976                          11.4900       05/01/28            0
    0                                 7.1250       05/01/00        05/01/04
    480/L06                           6.6250       06/01/00        06/01/04
      25                             11.9900          .0000           .0000
    A                                14.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1754349                           8.0000         72,988.00        100
                                      8.0000         70,008.59         ZZ
                                      7.5000            734.51         1
                                     17.7100            547.51         80
    NEW BERN        NC    28560      17.2100       02/19/98
    0800221756                         .0000       04/01/98            00
    700643323                          .0000       03/01/28            0
    0                                 6.7500       02/01/00        08/01/04
    183/L06                           6.2500       03/01/00        09/01/04
      25                             10.7100          .0000           .0000
    A                                14.7100            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1754351                           8.8000         74,000.00        100
                                      8.8000         70,420.46         ZZ
                                      8.3000            584.80         1
                                     14.8000            586.95         86
    LAS VEGAS       NV    89103      14.3000       03/27/98
    0800221772                        8.8000       06/01/98            23
    700677126                         8.3000       05/01/28            0
    0                                 4.9500       05/01/00        05/01/04
    183/L06                           4.4500       06/01/00        06/01/04
      25                              8.8000          .0000           .0000
    A                                11.8000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1755006                           6.0000         78,000.00        100
                                      6.0000         61,255.17         ZZ
                                      5.5000            561.50         1
                                     14.8000            405.91         75
    NORTH OLMSTED   OH    44070      14.3000       03/27/98
    0800224958                         .0000       05/01/98            00
    3218153                            .0000       04/01/28            0
    0                                 4.8000       10/01/98        04/01/04
    L41/L06                           4.3000       11/01/98        05/01/04
      25                              8.8000          .0000           .0000
    A                                 9.3000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1755159                           6.6250        198,750.00        100
                                      6.6250        189,037.21         ZZ
                                      6.1250          1,707.57         1
                                     15.7500          1,306.95         75
    MIDLAND         TX    79707      15.2500       05/20/98
    0800131443                         .0000       07/01/98            00
    9360582                            .0000       06/01/28            0
    0                                 5.3750       06/01/00        06/01/04
    K75/L06                           4.8750       07/01/00        07/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1755594                           6.1250        152,000.00        100
                                      6.1250        142,126.31         ZZ
                                      5.6250          1,347.97         1
                                     16.1250            947.86         80
    JUPITER         FL    33458      15.6250       05/29/98
    0800112880                         .0000       07/01/98            00
    410874788                          .0000       06/01/28            0
    0                                 4.8750       06/01/00        06/01/04
    E22/L06                           4.3750       07/01/00        07/01/04
      25                              7.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1755700                           8.8500         67,327.00        100
                                      8.8500         64,305.27         ZZ
                                      8.3500            534.48         1
                                     15.8500            537.62         74
    TULSA           OK    74136      15.3500       05/22/98
    0800227969                        8.8500       07/01/98            00
    04335                             8.3500       06/01/28            0
    0                                 5.3000       06/01/00        06/01/04
    G13/L06                           4.8000       07/01/00        07/01/04
      25                              8.8500          .0000           .0000
    A                                11.8500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1756769                          10.3000         28,000.00        100
                                     10.3000         26,933.75         ZZ
                                      9.8000            251.95         1
                                     17.3000            252.34         78
    LUMBERTON       MS    39455      16.8000       05/15/98
    0800229379                       10.3000       06/20/98            00
    04225                             9.8000       05/20/28            0
    0                                 6.0500       11/20/98        05/20/04
1


    G13/L06                           5.5500       12/20/98        06/20/04
      25                             10.3000          .0000           .0000
    A                                11.3000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1756801                           9.3750         49,850.00        100
                                      9.3750         47,695.21         ZZ
                                      8.8750            414.63         1
                                     16.3750            415.81         80
    WYLIE           TX    75098      15.8750       06/05/98
    0800229536                        9.3750       07/01/98            00
    9800014322                        8.8750       06/01/28            0
    0                                 5.5000       06/01/00        06/01/04
    L11/L06                           5.0000       07/01/00        07/01/04
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1756839                           8.8750         62,000.00        100
                                      8.8750         59,206.58         ZZ
                                      8.3750            493.30         1
                                     15.8750            495.99         85
    COLLEGE STATIO  TX    77840      15.3750       05/20/98
    0800229684                        8.8750       07/01/98            23
    9800015321                        8.3750       06/01/28            0
    0                                 5.7500       06/01/99        06/01/04
    L11/L06                           5.2500       07/01/99        07/01/04
      25                              8.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1756853                          10.3750        137,615.00        100
                                     10.3750        132,217.48         ZZ
                                      9.8750          1,245.98         1
                                     17.3750          1,245.19         85
    FREDERICKSBURG  VA    22407      16.8750       05/29/98
1


    0800229759                       10.3750       07/01/98            23
    9800018441                        9.8750       06/01/28            0
    0                                 6.5000       06/01/01        06/01/04
    L11/L06                           6.0000       07/01/01        07/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1757703                          11.9900         80,800.00        100
                                     11.9900         78,831.95         ZZ
                                     11.4900            830.50         1
                                     17.9900            833.86         80
    ALTON           IL    62002      17.4900       05/13/98
    0800230450                       11.9900       07/01/98            00
    TR44210                          11.4900       06/01/28            0
    0                                 8.7500       12/01/98        06/01/04
    K78/L06                           8.2500       01/01/99        07/01/04
      25                             11.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1757709                          10.6250         80,800.00        100
                                     10.6250         78,354.77         ZZ
                                     10.1250            746.68         1
                                     17.6250            751.01         85
    HOHENWALD       TN    38462      17.1250       06/05/98
    0800230468                       10.6250       08/01/98            23
    9800015564                       10.1250       07/01/28            0
    0                                 7.5000       07/01/99        07/01/04
    L11/L06                           7.0000       08/01/99        08/01/04
      25                             10.6250          .0000           .0000
    A                                12.6250           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1757903                          10.5000        237,528.00        100
                                     10.5000        229,308.79         ZZ
1


                                     10.0000          2,172.76         1
                                     17.5000          2,177.52         90
    AURORA          CO    80016      17.0000       06/04/98
    0800230872                       10.5000       08/01/98            23
    983555                           10.0000       07/01/28            0
    0                                 5.7500       07/01/00        07/01/04
    E78/L06                           5.2500       08/01/00        08/01/04
      45                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1758028                           6.0000         83,250.00        100
                                      6.0000         78,885.96         ZZ
                                      5.5000            677.35         1
                                     15.1250            515.09         85
    BULVERDE        TX    78163      14.6250       05/20/98
    0800110595                         .0000       07/01/98            23
    410770291                          .0000       06/01/28            0
    0                                 4.7500       06/01/00        06/01/04
    E22/L06                           4.2500       07/01/00        07/01/04
      25                              6.1250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1758587                           7.2500        126,200.00        100
                                      7.2500        119,881.27         ZZ
                                      6.7500          1,178.06         1
                                     16.7500            877.20         85
    METAIRIE        LA    70001      16.2500       04/24/98
    0800231706                         .0000       06/01/98            23
    6520985                            .0000       05/01/28            0
    0                                 6.1250       05/01/01        05/01/04
    G08/L06                           5.6250       06/01/01        06/01/04
      25                              7.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1758747                           5.8750        300,000.00        100
                                      5.8750        277,595.58         ZZ
                                      5.3750          2,253.80         1
                                     14.2500          1,791.59         79
    ABILENE         TX    79606      13.7500       05/29/98
    0800132672                         .0000       07/01/98            00
    9364272                            .0000       06/01/28            0
    0                                 4.6250       12/01/98        06/01/04
    K75/L06                           4.1250       01/01/99        07/01/04
      25                              7.2500          .0000           .0000
    A                                 9.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1758753                          10.2000         56,700.00        100
                                     10.2000         53,382.74         ZZ
                                      9.7000            505.98         1
                                     17.2000            497.44         70
    SPOKANE         WA    99202      16.7000       05/21/98
    0800231755                       10.2000       07/01/98            00
    983285                            9.7000       06/01/28            0
    0                                 6.2500       06/01/00        06/01/04
    E78/L06                           5.7500       07/01/00        07/01/04
      45                             10.2000          .0000           .0000
    A                                13.2000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1759601                           9.7500        100,000.00        100
                                      9.7500         95,769.43         ZZ
                                      9.2500            859.15         1
                                     15.7500            860.46         80
    COLLIERVILLE    TN    38017      15.2500       04/16/98
    0800233066                        9.7500       06/01/98            00
    9828634                           9.2500       05/01/28            0
    0                                 5.7500       05/01/00        05/01/04
    H93/L06                           5.2500       06/01/00        06/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1759762                           9.6250        252,900.00        100
                                      9.6250        241,963.94         ZZ
                                      9.1250          2,149.63         1
                                     16.1250          2,160.70         90
    LEONI TWP       MI    49201      15.6250       12/30/97
    0800233546                        9.6250       02/01/98            23
    652198                            9.1250       01/01/28            0
    0                                 5.5000       01/01/00        07/01/04
    B38/L06                           5.0000       02/01/00        08/01/04
      45                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1759830                          10.3750        212,400.00        100
                                     10.3750        203,867.06         ZZ
                                      9.8750          1,923.09         1
                                     16.8750          1,928.44         90
    HILLIARD        OH    43026      16.3750       11/26/97
    0800233769                       10.3750       01/01/98            23
    721149                            9.8750       12/01/27            0
    0                                 6.0000       12/01/99        06/01/04
    B38/L06                           5.5000       01/01/00        07/01/04
      45                             10.3750          .0000           .0000
    A                                13.3750            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1760147                           5.3750        144,000.00        100
                                      5.3750        129,225.26         ZZ
                                      4.8750          1,107.24         1
                                     14.5000            797.36         80
    MATTHEWS        NC    28105      14.0000       06/16/98
    0800132201                         .0000       08/01/98            00
    9363012                            .0000       07/01/28            0
    0                                 4.1250       07/01/00        07/01/04
    K75/L06                           3.6250       08/01/00        08/01/04
      25                              5.5000          .0000           .0000
    A                                11.5000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1760164                           9.6250        140,000.00        100
                                      9.6250        133,888.29         ZZ
                                      9.1250          1,189.99         1
                                     16.1250          1,194.74         90
    CORNING         NY    14830      15.6250       01/26/98
    0800234874                        9.6250       03/01/98            23
    633606                            9.1250       02/01/28            0
    0                                 5.8750       02/01/00        08/01/04
    B38/L06                           5.3750       03/01/00        09/01/04
      45                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1760679                           6.7500         70,800.00        100
                                      6.7500         67,050.23         ZZ
                                      6.2500            595.32         1
                                     16.5000            472.73         80
    GRANTS PASS     OR    97526      16.0000       11/13/97
    0800236051                         .0000       01/01/98            00
    700912951                          .0000       12/01/27            0
    0                                 5.5000       12/01/99        06/01/04
    183/L06                           5.0000       01/01/00        07/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1760734                           9.2500         61,875.00        100
                                      9.2500         59,043.93         ZZ
                                      8.7500            509.03         1
                                     15.2500            509.22         75
    COOS BAY        OR    97420      14.7500       06/02/98
    0800236408                        9.2500       08/01/98            00
    110924                            8.7500       07/01/28            0
    0                                 5.7500       07/01/01        07/01/04
1


    894/L06                           5.2500       08/01/01        08/01/04
      25                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1760751                          11.2500         46,500.00        100
                                     11.2500         41,266.45         ZZ
                                     10.7500            451.64         1
                                     17.2500            420.21         74
    N ROYALTON      OH    44133      16.7500       05/19/98
    0800236481                       11.2500       07/01/98            00
    700821515                        10.7500       06/01/28            0
    0                                 7.4500       06/01/00        06/01/04
    183/L06                           6.9500       07/01/00        07/01/04
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1760897                          12.1250         70,200.00        100
                                     12.1250         68,267.06         ZZ
                                     11.6250            728.85         1
                                     18.6250            728.87         90
    INKSTER         MI    48141      18.1250       05/18/98
    0800237133                       12.1250       07/01/98            23
    654024                           11.6250       06/01/28            0
    0                                 5.7500       06/01/00        06/01/04
    B38/L06                           5.2500       07/01/00        07/01/04
      45                             12.1250          .0000           .0000
    A                                15.1250            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1761129                           9.8750        116,000.00        100
                                      9.8750        111,328.73         ZZ
                                      9.3750          1,007.29         1
                                     16.3750          1,011.63         80
    CLINTON TWP.    MI    48286      15.8750       02/06/98
1


    0800237612                        9.8750       04/01/98            00
    652467                            9.3750       03/01/28            0
    0                                 6.0000       03/01/00        09/01/04
    B38/L06                           5.5000       04/01/00        10/01/04
      45                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1761441                          10.1000         68,600.00        100
                                     10.1000         66,141.04         ZZ
                                      9.6000            607.09         1
                                     17.1000            610.39         70
    RIO RICO        AZ    85648      16.6000       05/29/98
    0800237778                       10.1000       06/29/98            00
    003640                            9.6000       05/29/28            0
    0                                 6.6000       05/29/00        05/29/04
    894/L06                           6.1000       06/29/00        06/29/04
      25                             10.1000          .0000           .0000
    A                                13.1000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1761490                           9.5000         68,000.00        100
                                      9.5000         62,837.25         ZZ
                                      9.0000            571.78         1
                                     15.5000            554.43         80
    SPOKANE         WA    99207      15.0000       06/05/98
    0800237851                        9.5000       08/01/98            00
    400789                            9.0000       07/01/28            0
    0                                 6.0000       07/01/00        07/01/04
    894/L06                           5.5000       08/01/00        08/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1761548                           9.8500         66,990.00        100
                                      9.8500         64,142.91         ZZ
1


                                      9.3500            580.47         1
                                     15.8500            579.79         77
    YAKIMA          WA    98902      15.3500       05/29/98
    0800238016                        9.8500       08/01/98            00
    400784                            9.3500       07/01/28            0
    0                                 6.8500       07/01/00        07/01/04
    894/L06                           6.3500       08/01/00        08/01/04
      25                              9.8500          .0000           .0000
    A                                12.8500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1761569                          11.2000         79,050.00        100
                                     11.2000         76,521.38         ZZ
                                     10.7000            764.78         1
                                     17.2000            764.96         85
    EUGENE          OR    97402      16.7000       06/05/98
    0800238024                       11.2000       08/01/98            23
    RY042798009                      10.7000       07/01/28            0
    0                                 7.7000       07/01/01        07/01/04
    894/L06                           7.2000       08/01/01        08/01/04
      25                             11.2000          .0000           .0000
    A                                14.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1761646                          10.8000         22,500.00        100
                                     10.8000         20,866.61         ZZ
                                     10.3000            210.88         1
                                     17.8000            203.05         75
    WHITE SETTLEME  TX    76108      17.3000       06/11/98
    0800238180                       10.8000       08/01/98            00
    983658                           10.3000       07/01/28            0
    0                                 6.4900       07/01/00        07/01/04
    E78/L06                           5.9900       08/01/00        08/01/04
      45                             10.8000          .0000           .0000
    A                                13.8000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1761729                          11.3000         44,798.00        100
                                     11.3000         43,445.55         ZZ
                                     10.8000            436.81         1
                                     18.3000            437.52         80
    HOUSTON         TX    77038      17.8000       06/04/98
    0800238388                       11.3000       08/01/98            00
    983795                           10.8000       07/01/28            0
    0                                 6.4900       07/01/00        07/01/04
    E78/L06                           5.9900       08/01/00        08/01/04
      45                             11.3000          .0000           .0000
    A                                14.3000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1761949                          10.5000         55,250.00        100
                                     10.5000         53,258.80         ZZ
                                     10.0000            505.39         1
                                     17.5000            505.75         85
    BAYTOWN         TX    77521      17.0000       06/09/98
    0800238669                       10.5000       08/01/98            23
    983809                           10.0000       07/01/28            0
    0                                 6.5000       07/01/00        07/01/04
    E78/L06                           6.0000       08/01/00        08/01/04
      45                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1762043                           9.9500         37,455.00        100
                                      9.9500         36,065.30         ZZ
                                      9.4500            327.31         1
                                     16.9500            328.51         80
    PORT ARTHUR     TX    77640      16.4500       06/05/98
    0800238842                        9.9500       08/01/98            00
    983639                            9.4500       07/01/28            0
    0                                 5.5000       07/01/00        07/01/04
    E78/L06                           5.0000       08/01/00        08/01/04
      45                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1762474                           6.3750        150,000.00        100
                                      6.3750        142,666.05         ZZ
                                      5.8750          1,288.73         1
                                     15.7500            962.86         75
    TRUMBULL        CT    06611      15.2500       06/19/98
    0800113854                         .0000       08/01/98            00
    410914576                          .0000       07/01/28            0
    0                                 5.1250       07/01/99        07/01/04
    E22/L06                           4.6250       08/01/99        08/01/04
      45                              7.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1763059                          10.2500        136,000.00        100
                                     10.2500        130,648.56         ZZ
                                      9.7500          1,218.70         1
                                     16.2500          1,218.50         80
    STONE MOUNTAIN  GA    30087      15.7500       05/08/98
    0800239980                       10.2500       07/01/98            00
    0010086916                        9.7500       06/01/28            0
    0                                 6.6250       06/01/99        06/01/04
    K83/L06                           6.1250       07/01/99        07/01/04
      45                             10.2500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1763117                          10.5000         51,800.00        100
                                     10.5000         49,935.28         ZZ
                                     10.0000            473.83         1
                                     16.5000            474.54         85
    STONE MOUNTAIN  GA    30088      16.0000       05/18/98
    0800240244                       10.5000       07/01/98            23
    0010087146                       10.0000       06/01/28            0
    0                                 6.2500       06/01/00        06/01/04
    K83/L06                           5.7500       07/01/00        07/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1763124                          10.0000         88,000.00        100
                                     10.0000         84,678.14         ZZ
                                      9.5000            772.26         1
                                     16.0000            774.91         80
    CANTON          GA    30115      15.5000       05/12/98
    0800240319                       10.0000       07/01/98            00
    0010085645                        9.5000       06/01/28            0
    0                                 5.5000       06/01/00        06/01/04
    K83/L06                           5.0000       07/01/00        07/01/04
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1763204                          10.5000        110,700.00        100
                                     10.5000        106,792.54         ZZ
                                     10.0000          1,012.62         1
                                     16.5000          1,014.86         90
    SUMTER          SC    29150      16.0000       05/26/98
    0800240566                       10.5000       07/01/98            23
    10084598                         10.0000       06/01/28            0
    0                                 7.1250       06/01/99        06/01/04
    K83/L06                           6.6250       07/01/99        07/01/04
      45                             10.5000          .0000           .0000
    A                                12.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1763439                           6.8750         45,000.00        100
                                      6.8750         42,774.05         ZZ
                                      6.3750            390.76         1
                                     15.8750            302.02         90
    OMAHA           TX    75571      15.3750       06/15/98
    0800111866                         .0000       08/01/98            23
    410828875                          .0000       07/01/28            0
    0                                 5.6250       07/01/99        07/01/04
1


    E22/L06                           5.1250       08/01/99        08/01/04
      45                              7.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1764053                          10.7500         78,750.00        100
                                     10.7500         76,242.12         ZZ
                                     10.2500            735.12         1
                                     17.7500            737.55         85
    CROSBY          TX    77532      17.2500       06/01/98
    0800241259                       10.7500       08/01/98            23
    XB8050058                        10.2500       07/01/28            0
    0                                 7.0000       07/01/00        07/01/04
    G10/L06                           6.5000       08/01/00        08/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1764310                          10.9900         76,000.00        100
                                     10.9900         73,451.96         ZZ
                                     10.4900            723.19         1
                                     17.9900            723.18         80
    BROWNSVILLE     TX    78521      17.4900       06/16/98
    0800241515                       10.9900       08/01/98            00
    CL982296                         10.4900       07/01/28            0
    0                                 6.7500       07/01/01        07/01/04
    H48/L06                           6.2500       08/01/01        08/01/04
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1765097                           6.6250        132,300.00        100
                                      6.6250        125,847.69         ZZ
                                      6.1250          1,136.66         1
                                     15.7500            867.81         90
    ATLANTA         GA    30331      15.2500       07/09/98
1


    0800242083                         .0000       09/01/98            23
    00                                 .0000       08/01/28            0
    0                                 5.3750       08/01/00        08/01/04
    A52/L06                           4.8750       09/01/00        09/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1765410                           9.1250        100,000.00        100
                                      9.1250         94,476.66         ZZ
                                      8.6250            813.63         1
                                     15.1250            807.49         80
    LOUISVILLE      KY    40205      14.6250       05/13/98
    0800242547                        9.1250       07/01/98            00
    1064004                           8.6250       06/01/28            0
    0                                 5.0000       06/01/00        06/01/04
    623/L06                           4.5000       07/01/00        07/01/04
      25                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1766002                          10.8750         40,700.00        100
                                     10.8750         39,313.18         ZZ
                                     10.3750            383.76         1
                                     17.8750            384.09         85
    LUBBOCK         TX    79413      17.3750       05/13/98
    0800243263                       10.8750       07/01/98            23
    XB8040029                        10.3750       06/01/28            0
    0                                 7.0000       06/01/00        06/01/04
    G10/L06                           6.5000       07/01/00        07/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1768725                           8.3750         55,250.00        100
                                      8.3750         53,342.99         ZZ
1


                                      7.8750            534.53         1
                                     18.2000            428.98         85
    JAMESVILLE      NC    27846      17.7000       06/18/98
    0800244386                         .0000       07/23/98            23
    9803111W                           .0000       06/23/28            0
    0                                 7.1000       06/23/00        06/23/04
    K50/L06                           6.6000       07/23/00        07/23/04
      25                             11.2000          .0000           .0000
    A                                14.2000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1768765                          10.1250        119,000.00        100
                                     10.1250        113,002.41         ZZ
                                      9.6250          1,055.32         1
                                     17.1250          1,043.17         85
    WAXAHACHIE      TX    75165      16.6250       06/29/98
    0800244766                       10.1250       08/01/98            23
    9800020783                        9.6250       07/01/28            0
    0                                 6.2500       07/01/00        07/01/04
    L11/L06                           5.7500       08/01/00        08/01/04
      25                             10.1250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1768777                          10.6250         23,760.00        100
                                     10.6250         22,948.96         ZZ
                                     10.1250            219.57         1
                                     17.6250            219.96         80
    NEW PORT RICHE  FL    34654      17.1250       06/16/98
    0800244873                       10.6250       08/01/98            00
    9800017060                       10.1250       07/01/28            0
    0                                 6.7500       07/01/00        07/01/04
    L11/L06                           6.2500       08/01/00        08/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000
1




    1768792                           9.6250         71,225.00        100
                                      9.6250         68,249.40         ZZ
                                      9.1250            605.41         1
                                     16.6250            606.24         84
    ARLINGTON       TX    76013      16.1250       06/19/98
    0800245011                        9.6250       08/01/98            23
    9800018648                        9.1250       07/01/28            0
    0                                 5.7500       07/01/00        07/01/04
    L11/L06                           5.2500       08/01/00        08/01/04
      25                              9.6250          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1768793                          10.3750         72,250.00        100
                                     10.3750         69,491.95         ZZ
                                      9.8750            654.16         1
                                     17.3750            653.75         85
    LUBBOCK         TX    79424      16.8750       06/08/98
    0800245029                       10.3750       08/01/98            23
    9800018700                        9.8750       07/01/28            0
    0                                 6.5000       07/01/00        07/01/04
    L11/L06                           6.0000       08/01/00        08/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1768798                           9.3750         53,975.00        100
                                      9.3750         51,594.42         ZZ
                                      8.8750            448.94         1
                                     16.3750            449.40         85
    GLASGOW VILLAG  MO    63137      15.8750       06/18/98
    0800245078                        9.3750       08/01/98            23
    9800019364                        8.8750       07/01/28            0
    0                                 5.5000       07/01/00        07/01/04
    L11/L06                           5.0000       08/01/00        08/01/04
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1768822                          11.6250         66,000.00        100
                                     11.6250         63,970.33         ZZ
                                     11.1250            659.90         1
                                     18.6250            659.20         82
    JONESBORO       GA    30230      18.1250       06/11/98
    0800245318                       11.6250       08/01/98            23
    9800018081                       11.1250       07/01/28            0
    0                                 7.7500       07/01/01        07/01/04
    L11/L06                           7.2500       08/01/01        08/01/04
      25                             11.6250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1769945                           9.1250         96,000.00        100
                                      9.1250         91,960.05         ZZ
                                      8.6250            781.09         1
                                     15.1250            785.98         90
    GRIFFIN         GA    30223      14.6250       06/02/98
    0800246415                        9.1250       07/01/98            23
    0010088300                        8.6250       06/01/28            0
    0                                 6.0000       06/01/99        06/01/04
    K83/L06                           5.5000       07/01/99        07/01/04
      45                              9.1250          .0000           .0000
    A                                11.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1769948                          11.1250         72,900.00        100
                                     11.1250         70,518.14         ZZ
                                     10.6250            701.14         1
                                     17.1250            701.14         90
    ATLANTA         GA    30311      16.6250       06/03/98
    0800246423                       11.1250       08/01/98            23
    10091023                         10.6250       07/01/28            0
    0                                 6.5000       07/01/01        07/01/04
    K83/L06                           6.0000       08/01/01        08/01/04
      25                             11.1250          .0000           .0000
    A                                14.1250            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1770035                           6.5000         36,400.00        100
                                      6.5000         33,945.83         ZZ
                                      6.0000            316.08         1
                                     15.8750            231.73         80
    MILWAUKEE       WI    53210      15.3750       06/30/98
    0800133274                         .0000       08/01/98            00
    9366962                            .0000       07/01/28            0
    0                                 5.2500       07/01/99        07/01/04
    K75/L06                           4.7500       08/01/99        08/01/04
      45                              7.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1770044                           9.6250         74,500.00        100
                                      9.6250         68,305.63         ZZ
                                      9.1250            633.24         1
                                     15.6250            607.26         85
    ROCKMART        GA    30153      15.1250       05/29/98
    0800246746                        9.6250       07/01/98            23
    10090009                          9.1250       06/01/28            0
    0                                 6.8750       06/01/99        06/01/04
    K83/L06                           6.3750       07/01/99        07/01/04
      45                              9.6250          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1770097                           9.7500        200,000.00        100
                                      9.7500        190,447.41         ZZ
                                      9.2500          1,718.31         2
                                     15.7500          1,708.21         90
    ATLANTA         GA    30307      15.2500       06/05/98
    0800246985                        9.7500       08/01/98            23
    0010092427                        9.2500       07/01/28            0
    0                                 5.7500       07/01/01        07/01/04
1


    K83/L06                           5.2500       08/01/01        08/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1770137                           9.0000         94,500.00        100
                                      9.0000         89,804.04         ZZ
                                      8.5000            760.37         2
                                     15.0000            760.49         75
    MOUNT AIRY      GA    30563      14.5000       05/29/98
    0800247082                        9.0000       08/01/98            00
    0010091197                        8.5000       07/01/28            0
    0                                 5.3750       07/01/00        07/01/04
    K83/L06                           4.8750       08/01/00        08/01/04
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1770748                          10.5000        103,550.00        100
                                     10.5000         99,583.15         ZZ
                                     10.0000            947.21         1
                                     16.5000            944.94         95
    LORETTO         MN    55357      16.0000       07/06/98
    0800247892                       10.5000       09/01/98            10
    0                                10.0000       08/01/28           30
    0                                 6.0000       08/01/00        08/01/04
    J93/L06                           5.5000       09/01/00        09/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1771156                           9.8750         93,400.00        100
                                      9.8750         89,832.05         ZZ
                                      9.3750            811.04         1
                                     16.8750            812.89         85
    CHARLOTTE       NC    28214      16.3750       07/07/98
1


    0800248692                        9.8750       09/01/98            23
    9800020878                        9.3750       08/01/28            0
    0                                 6.0000       08/01/00        08/01/04
    L11/L06                           5.5000       09/01/00        09/01/04
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1771170                          10.1250        121,550.00        100
                                     10.1250        116,969.86         ZZ
                                      9.6250          1,077.94         1
                                     17.1250          1,079.80         85
    BELMONT         NC    28012      16.6250       06/17/98
    0800248809                       10.1250       08/01/98            23
    9800018123                        9.6250       07/01/28            0
    0                                 6.2500       07/01/00        07/01/04
    L11/L06                           5.7500       08/01/00        08/01/04
      25                             10.1250          .0000           .0000
    A                                11.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1771194                          11.8750         56,000.00        100
                                     11.8750         54,444.07         ZZ
                                     11.3750            570.65         1
                                     18.8750            570.63         80
    PFLUGERVILLE    TX    78660      18.3750       07/09/98
    0800249013                       11.8750       09/01/98            00
    9800018394                       11.3750       08/01/28            0
    0                                 8.0000       08/01/01        08/01/04
    L11/L06                           7.5000       09/01/01        09/01/04
      25                             11.8750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1771197                           9.6250         78,600.00        100
                                      9.6250         75,139.27         ZZ
1


                                      9.1250            668.10         1
                                     16.6250            667.44         85
    IRON STATION    NC    28080      16.1250       07/01/98
    0800249047                        9.6250       08/01/98            23
    9800018730                        9.1250       07/01/28            0
    0                                 7.0000       07/01/01        07/01/04
    L11/L06                           6.5000       08/01/01        08/01/04
      25                              9.6250          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1771200                           9.8750         49,000.00        100
                                      9.8750         47,001.32         ZZ
                                      9.3750            425.50         1
                                     16.8750            425.67         84
    CHASE CITY      VA    23924      16.3750       07/02/98
    0800249070                        9.8750       08/01/98            23
    9800019607                        9.3750       07/01/28            0
    0                                 6.5000       07/01/01        07/01/04
    L11/L06                           6.0000       08/01/01        08/01/04
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1771321                           5.8750        276,000.00        100
                                      5.8750        261,443.50         ZZ
                                      5.3750          2,195.98         1
                                     14.8750          1,679.57         80
    GREENSBORO      NC    27408      14.3750       07/30/98
    0800249476                         .0000       10/01/98            00
    0000                               .0000       09/01/28            0
    0                                 4.6250       09/01/00        09/01/04
    M58/L06                           4.1250       10/01/00        10/01/04
      25                              8.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1771636                           5.7500        116,000.00        100
                                      5.7500        110,088.72         ZZ
                                      5.2500            975.39         1
                                     15.5000            701.13         80
    OLD BRIDGE      NJ    08859      15.0000       06/29/98
    0800113649                         .0000       08/01/98            00
    410908669                          .0000       07/01/28            0
    0                                 4.5000       07/01/00        07/01/04
    E22/L06                           4.0000       08/01/00        08/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1772321                           9.2000         73,100.00        100
                                      9.2000         70,082.62         ZZ
                                      8.7000            598.73         1
                                     16.2000            602.03         85
    GARFIELD HEIGH  OH    44125      15.7000       06/26/98
    0800250672                        9.2000       08/01/98            23
    004184                            8.7000       07/01/28            0
    0                                 5.5000       07/01/00        07/01/04
    894/L06                           5.0000       08/01/00        08/01/04
      25                              9.2000          .0000           .0000
    A                                12.2000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1772334                          11.1250         57,800.00        100
                                     11.1250         56,078.07         ZZ
                                     10.6250            555.91         1
                                     17.1250            557.56         85
    DOUGLASVILLE    GA    30135      16.6250       06/04/98
    0800250698                       11.1250       08/01/98            23
    10093276                         10.6250       07/01/28            0
    0                                 6.7500       07/01/00        07/01/04
    K83/L06                           6.2500       08/01/00        08/01/04
      25                             11.1250          .0000           .0000
    A                                14.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1772357                           8.3750        140,100.00        100
                                      8.3750        133,180.51         ZZ
                                      7.8750          1,064.86         1
                                     14.3750          1,071.01         85
    LITHONIA        GA    30058      13.8750       06/03/98
    0800250763                        8.3750       07/01/98            23
    10092690                          7.8750       06/01/28            0
    0                                 6.5000       06/01/00        06/01/04
    K83/L06                           6.0000       07/01/00        07/01/04
      25                              8.3750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1772448                           5.5000        127,400.00        100
                                      5.5000        118,154.74         ZZ
                                      5.0000          1,002.26         1
                                     14.7500            733.68         85
    SACRAMENTO      CA    95831      14.2500       06/29/98
    0800113870                         .0000       09/01/98            23
    410915334                          .0000       08/01/28            0
    0                                 4.2500       08/01/01        08/01/04
    E22/L06                           3.7500       09/01/01        09/01/04
      25                              5.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1772831                          10.2000        118,800.00        100
                                     10.2000        114,674.82         ZZ
                                      9.7000          1,060.16         1
                                     17.2000          1,064.65         88
    MEDINA          OH    44256      16.7000       06/26/98
    0800251605                       10.2000       08/01/98            23
    003699                            9.7000       07/01/28            0
    0                                 6.5000       07/01/00        07/01/04
    894/L06                           6.0000       08/01/00        08/01/04
      25                             10.2000          .0000           .0000
    A                                13.2000            6              6
1


      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1772975                          11.0000         36,750.00        100
                                     11.0000         32,613.80         ZZ
                                     10.5000            349.98         1
                                     17.0000            325.41         75
    KANSAS CITY     MO    64134      16.5000       05/12/98
    0800252165                       11.0000       07/01/98            00
    9826830                          10.5000       06/01/28            0
    0                                 5.1250       06/01/00        06/01/04
    H93/L06                           4.6250       07/01/00        07/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    1773368                           6.5000        286,500.00        100
                                      6.5000        263,782.04         ZZ
                                      6.0000          2,409.05         1
                                     15.5000          1,799.40         78
    TUCSON          AZ    85718      15.0000       07/02/98
    0800253072                         .0000       09/01/98            00
    99000471                           .0000       08/01/28            0
    0                                 5.2500       08/01/00        08/01/04
    G52/L06                           4.7500       09/01/00        09/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1773519                          12.2750         80,250.00        100
                                     12.2750         78,269.50         ZZ
                                     11.7750            842.49         1
                                     18.2750            843.85         75
    WARRENTON       NC    27589      17.7750       06/11/98
    0800253544                       12.2750       08/01/98            00
    10180511033                      11.7750       07/01/28            0
    0                                 7.2750       07/01/00        07/01/04
1


    H97/L06                           6.7750       08/01/00        08/01/04
      25                             12.2750          .0000           .0000
    A                                14.2750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1773623                          10.9000        102,400.00        100
                                     10.9000         99,105.59         ZZ
                                     10.4000            967.45         1
                                     16.9000            969.36         80
    EAST STROUDSBU  PA    18301      16.4000       06/30/98
    0800253692                       10.9000       08/01/98            00
    061757                           10.4000       07/01/28            0
    0                                 6.1000       07/01/00        07/01/04
    J42/L06                           5.6000       08/01/00        08/01/04
      25                             10.9000          .0000           .0000
    A                                13.9000            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1773646                          10.6000         26,000.00        100
                                     10.6000         14,262.04         ZZ
                                     10.1000            239.78         1
                                     16.6000            136.45         65
    GLENDALE        AZ    85301      16.1000       06/18/98
    0800253791                       10.6000       08/01/98            00
    081193                           10.1000       07/01/28            0
    0                                 5.9900       07/01/00        07/01/04
    J42/L06                           5.4900       08/01/00        08/01/04
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    1773660                           9.8750         84,500.00        100
                                      9.8750         81,029.56         ZZ
                                      9.3750            733.76         2
                                     16.8750            733.84         85
    SAN ANTONIO     TX    78229      16.3750       07/01/98
1


    0800253916                        9.8750       08/01/98            23
    9800019193                        9.3750       07/01/28            0
    0                                 6.0000       07/01/00        07/01/04
    L11/L06                           5.5000       08/01/00        08/01/04
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1774153                          10.1500         77,400.00        100
                                     10.1500         74,450.66         ZZ
                                      9.6500            687.84         1
                                     16.1500            688.59         90
    GOODING         ID    83330      15.6500       06/19/98
    0800255358                       10.1500       08/01/98            23
    051309                            9.6500       07/01/28            0
    0                                 6.8000       07/01/00        07/01/04
    J42/L06                           6.3000       08/01/00        08/01/04
      25                             10.1500          .0000           .0000
    A                                13.1500            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1774171                           9.3750        129,600.00        100
                                      9.3750        124,776.09         ZZ
                                      8.8750          1,077.95         3
                                     15.3750          1,086.83         80
    PATERSON        NJ    07501      14.8750       06/26/98
    0800255507                        9.3750       08/01/98            00
    980509                            8.8750       07/01/28            0
    0                                 5.7500       02/01/99        08/01/04
    922/L06                           5.2500       03/01/99        09/01/04
      25                              9.3750          .0000           .0000
    A                                10.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1774180                           9.2750         74,375.00        100
                                      9.2750         70,607.69         ZZ
1


                                      8.7750            613.22         1
                                     15.2750            615.37         85
    HENDERSON       NC    27536      14.7750       09/16/97
    0800255572                        9.2750       11/01/97            23
    10170613051                       8.7750       10/01/27            0
    0                                 4.8000       10/01/99        04/01/04
    H97/L06                           4.3000       11/01/99        05/01/04
      25                              9.2750          .0000           .0000
    A                                11.2750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1774594                           9.9000        157,500.00        100
                                      9.9000        151,835.33         ZZ
                                      9.4000          1,370.55         1
                                     16.9000          1,377.74         68
    EAGLE RIVER     AK    99577      16.4000       05/26/98
    0800256539                        9.9000       08/01/98            00
    983105                            9.4000       07/01/28            0
    0                                 6.2500       07/01/00        07/01/04
    E78/L06                           5.7500       08/01/00        08/01/04
      45                              9.9000          .0000           .0000
    A                                12.9000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1774773                           5.5000        121,600.00        100
                                      5.5000        115,035.74         ZZ
                                      5.0000          1,044.73         1
                                     15.7500            715.48         80
    TARRYTOWN       NY    10591      15.2500       07/02/98
    0800113920                         .0000       08/01/98            00
    410916555                          .0000       07/01/28            0
    0                                 4.2500       07/01/00        07/01/04
    E22/L06                           3.7500       08/01/00        08/01/04
      25                              6.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    1774922                           9.6250         75,200.00        100
                                      9.6250         72,245.69         ZZ
                                      9.1250            639.19         1
                                     15.6250            641.84         80
    NAMPA           ID    83651      15.1250       07/01/98
    0800257198                        9.6250       09/01/98            00
    I06982069                         9.1250       08/01/28            0
    0                                 6.2500       08/01/00        08/01/04
    F61/L06                           5.7500       09/01/00        09/01/04
      45                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1775151                          10.3000         75,000.00        100
                                     10.3000         72,451.84         ZZ
                                      9.8000            674.87         1
                                     17.3000            677.76         75
    POLSON          MT    59860      16.8000       06/19/98
    0800257420                       10.3000       08/01/98            00
    984113                            9.8000       07/01/28            0
    0                                 6.4900       07/01/00        07/01/04
    E78/L06                           5.9900       08/01/00        08/01/04
      45                             10.3000          .0000           .0000
    A                                13.3000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1775172                          11.4900         87,500.00        100
                                     11.4900         85,114.81         ZZ
                                     10.9900            865.84         1
                                     18.4900            868.73         57
    SEATTLE         WA    98118      17.9900       06/16/98
    0800257503                       11.4900       08/01/98            00
    983552                           10.9900       07/01/28            0
    0                                 7.9500       07/01/00        07/01/04
    E78/L06                           7.4500       08/01/00        08/01/04
      45                             11.4900          .0000           .0000
    A                                14.4900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1775490                          11.7500         85,850.00        100
                                     11.7500         82,805.62         ZZ
                                     11.2500            866.58         1
                                     18.7500            861.58         85
    MERRILLVILLE    IN    46410      18.2500       07/02/98
    0800258246                       11.7500       09/01/98            23
    984472                           11.2500       08/01/28            0
    0                                 6.5000       08/01/00        08/01/04
    E78/L06                           6.0000       09/01/00        09/01/04
      45                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1775501                          10.0500        102,600.00        100
                                     10.0500         98,869.76         ZZ
                                      9.5500            904.18         1
                                     17.0500            906.78         90
    INDIANAPOLIS    IN    46229      16.5500       07/10/98
    0800258279                       10.0500       09/01/98            23
    984702                            9.5500       08/01/28            0
    0                                 5.7500       08/01/00        08/01/04
    E78/L06                           5.2500       09/01/00        09/01/04
      45                             10.0500          .0000           .0000
    A                                13.0500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1775618                           8.7500        144,900.00        100
                                      8.7500        139,054.81         ZZ
                                      8.2500          1,139.93         1
                                     15.7500          1,150.89         90
    OREM            UT    84058      15.2500       07/09/98
    0800258477                        8.7500       09/01/98            23
    984644                            8.2500       08/01/28            0
    0                                 5.4900       02/01/99        08/01/04
    E78/L06                           4.9900       03/01/99        09/01/04
      45                              8.7500          .0000           .0000
    A                                10.2500            6              6
1


      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1775789                           8.7000         75,000.00        100
                                      8.7000         71,775.49         ZZ
                                      8.2000            587.35         1
                                     15.7000            591.63         62
    TACOMA          WA    98407      15.2000       07/02/98
    0800258915                        8.7000       09/01/98            00
    983087                            8.2000       08/01/28            0
    0                                 5.7500       08/01/00        08/01/04
    E78/L06                           5.2500       09/01/00        09/01/04
      45                              8.7000          .0000           .0000
    A                                11.7000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1775907                          10.2000         82,800.00        100
                                     10.2000         80,193.65         ZZ
                                      9.7000            738.90         1
                                     17.2000            745.70         90
    CHATTANOOGA     TN    37416      16.7000       05/15/98
    0800259301                       10.2000       06/14/98            23
    10180413041                       9.7000       05/14/28            0
    0                                 7.3500       12/14/98        06/14/04
    H97/L06                           6.8500       01/14/99        07/14/04
      25                             10.2000          .0000           .0000
    A                                11.2000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1776477                           9.1250         75,000.00        100
                                      9.1250         71,699.55         ZZ
                                      8.6250            610.22         1
                                     15.1250            611.68         80
    HUMMELSTOWN     PA    17036      14.6250       07/24/98
    0800260762                        9.1250       09/01/98            00
    1776477                           8.6250       08/01/28            0
    0                                 4.3750       08/01/00        08/01/04
1


    G72/L06                           3.8750       09/01/00        09/01/04
      25                              9.1250          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1776682                           5.6250        254,400.00        100
                                      5.6250        239,722.93         ZZ
                                      5.1250          2,209.08         1
                                     15.8750          1,508.81         76
    ALAMO HEIGHTS   TX    78209      15.3750       06/26/98
    0800114456                         .0000       08/01/98            00
    410935407                          .0000       07/01/28            0
    0                                 4.3750       07/01/01        07/01/04
    E22/L06                           3.8750       08/01/01        08/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1776722                          11.5500         30,600.00        100
                                     11.5500         29,718.11         ZZ
                                     11.0500            304.20         1
                                     18.5500            304.62         60
    HOUSTON         TX    77045      18.0500       06/22/98
    0800261224                       11.5500       08/01/98            00
    983594                           11.0500       07/01/28            0
    0                                 6.4900       07/01/00        07/01/04
    E78/L06                           5.9900       08/01/00        08/01/04
      45                             11.5500          .0000           .0000
    A                                14.5500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1777540                           8.9000         68,000.00        100
                                      8.9000         62,876.95         ZZ
                                      8.4000            542.26         1
                                     14.9000            531.15         80
    OREM            UT    84058      14.4000       06/29/98
1


    0800262354                        8.9000       08/15/98            00
    071342                            8.4000       07/15/28            0
    0                                 5.3000       07/15/00        07/15/04
    J42/L06                           4.8000       08/15/00        08/15/04
      25                              8.9000          .0000           .0000
    A                                11.9000            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1777791                           9.1250        199,900.00        100
                                      9.1250        190,950.75         ZZ
                                      8.6250          1,626.46         1
                                     15.1250          1,633.60         80
    CHARLOTTE       NC    28210      14.6250       04/22/98
    0800262701                        9.1250       06/01/98            00
    33800380                          8.6250       05/01/28            0
    0                                 4.8750       05/01/00        05/01/04
    E26/L06                           4.3750       06/01/00        06/01/04
      45                              9.1250          .0000           .0000
    A                                12.1250            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1777858                           7.5000         30,600.00        100
                                      7.5000         28,878.55         ZZ
                                      7.0000            291.18         1
                                     17.9900            215.42         83
    MEMPHIS         TN    38106      17.4900       06/26/98
    0800262891                         .0000       08/01/98            23
    985104M                            .0000       07/01/28            0
    0                                 6.3000       07/01/00        07/01/04
    K50/L06                           5.8000       08/01/00        08/01/04
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1778205                           6.2500        213,000.00        100
                                      6.2500        203,416.11         ZZ
1


                                      5.7500          1,948.40         1
                                     16.5000          1,357.23         75
    SHOREHAM        NY    11786      16.0000       06/30/98
    295697800000000                    .0000       08/01/98            00
    569780                             .0000       07/01/28            0
    0                                 5.0000       07/01/00        07/01/04
    562/562                           4.5000       08/01/00        08/01/04
      25                              7.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1778725                           6.7500        100,300.00        100
                                      6.7500         95,687.60         ZZ
                                      6.2500            870.96         1
                                     15.8750            666.46         85
    ATTICA          MI    48412      15.3750       08/04/98
    0800263626                         .0000       10/01/98            23
    1778725                            .0000       09/01/28            0
    0                                 5.5000       09/01/00        09/01/04
    J41/L06                           5.0000       10/01/00        10/01/04
      25                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1778964                          10.4000         68,000.00        100
                                     10.4000         65,530.11         ZZ
                                      9.9000            616.95         1
                                     16.4000            617.64         85
    LEWISVILLE      TX    75067      15.9000       06/23/98
    0800264269                       10.4000       08/01/98            23
    121880                            9.9000       07/01/28            0
    0                                 6.4250       07/01/00        07/01/04
    J42/L06                           5.9250       08/01/00        08/01/04
      25                             10.4000          .0000           .0000
    A                                13.4000            6              6
      360                               E            3.0000          3.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1779089                          10.0000         22,100.00        100
                                     10.0000         21,038.64         ZZ
                                      9.5000            193.94         1
                                     16.0000            194.31         85
    MIRAMAR         FL    33023      15.5000       06/22/98
    0800264830                       10.0000       08/01/98            23
    10097012                          9.5000       07/01/28            0
    0                                 6.7500       07/01/00        07/01/04
    K83/L06                           6.2500       08/01/00        08/01/04
      25                             10.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1779113                           8.7500        200,000.00        100
                                      8.7500        190,771.16         ZZ
                                      8.2500          1,573.40         1
                                     14.7500          1,580.47         57
    MELBOURNE BEAC  FL    32951      14.2500       06/19/98
    0800264996                        8.7500       08/01/98            00
    10094555                          8.2500       07/01/28            0
    0                                 4.3750       07/01/00        07/01/04
    K83/L06                           3.8750       08/01/00        08/01/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        O             .0000


    1779116                           9.3750        139,900.00        100
                                      9.3750        134,325.54         ZZ
                                      8.8750          1,163.62         1
                                     15.3750          1,170.01         90
    LILBURN         GA    30047      14.8750       06/29/98
    0800265019                        9.3750       08/01/98            23
    10100592                          8.8750       07/01/28            0
    0                                 5.7500       07/01/00        07/01/04
    K83/L06                           5.2500       08/01/00        08/01/04
      25                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1779250                           9.6250        149,100.00        100
                                      9.6250        143,156.13         ZZ
                                      9.1250          1,267.33         1
                                     15.6250          1,271.62         95
    LAWRENCEVILLE   GA    30043      15.1250       06/30/98
    0800265423                        9.6250       08/01/98            12
    10094159                          9.1250       07/01/28           30
    0                                 6.0000       07/01/00        07/01/04
    K83/L06                           5.5000       08/01/00        08/01/04
      25                              9.6250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1779259                          10.2500        166,500.00        100
                                     10.2500        158,380.89         ZZ
                                      9.7500          1,492.01         1
                                     16.2500          1,476.26         80
    MARIETTA        GA    30062      15.7500       06/29/98
    0800265431                       10.2500       08/01/98            00
    0010494953                        9.7500       07/01/28            0
    0                                 6.1250       07/01/00        07/01/04
    K83/L06                           5.6250       08/01/00        08/01/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1779576                           9.8000         91,700.00        100
                                      9.8000         88,126.71         ZZ
                                      9.3000            791.22         1
                                     16.8000            793.51         80
    SPOTSYLVANIA    VA    22553      16.3000       06/30/98
    0800266124                        9.8000       08/01/98            00
    4002838                           9.3000       07/01/28            0
    0                                 5.5000       07/01/00        07/01/04
    F32/L06                           5.0000       08/01/00        08/01/04
      45                              9.8000          .0000           .0000
    A                                12.8000            6              6
1


      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1779684                           8.8750         69,300.00        100
                                      8.8750         65,902.91         ZZ
                                      8.3750            551.38         1
                                     14.8750            551.55         79
    BLUE RIDGE      GA    30513      14.3750       07/01/98
    0800266371                        8.8750       08/01/98            00
    10078855                          8.3750       07/01/28            0
    0                                 5.2500       07/01/01        07/01/04
    K83/L06                           4.7500       08/01/01        08/01/04
      25                              8.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1779718                          10.5000         60,600.00        100
                                     10.5000         58,555.35         ZZ
                                     10.0000            554.33         1
                                     16.5000            556.04         80
    FOREST PARK     GA    30050      16.0000       06/26/98
    0800266496                       10.5000       08/01/98            00
    10100279                         10.0000       07/01/28            0
    0                                 6.0000       07/01/00        07/01/04
    K83/L06                           5.5000       08/01/00        08/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1779719                          10.2500         82,300.00        100
                                     10.2500         79,256.05         ZZ
                                      9.7500            737.49         1
                                     16.2500            738.61         80
    BRASELTON       GA    30517      15.7500       06/18/98
    0800266504                       10.2500       08/01/98            00
    10092807                          9.7500       07/01/28            0
    0                                 5.8750       07/01/00        07/01/04
1


    K83/L06                           5.3750       08/01/00        08/01/04
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1779720                          10.8750        130,500.00        100
                                     10.8750        126,244.92         ZZ
                                     10.3750          1,230.48         1
                                     16.8750          1,231.70         95
    CONYERS         GA    30094      16.3750       07/14/98
    0800266512                       10.8750       09/01/98            10
    9845140007                       10.3750       08/01/28           30
    0                                 5.2500       08/01/00        08/01/04
    J33/L06                           4.7500       09/01/00        09/01/04
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1780336                          10.6250         70,200.00        100
                                     10.6250         67,597.60         ZZ
                                     10.1250            648.72         1
                                     16.6250            649.34         90
    KNIGHTSTOWN     IN    46148      16.1250       03/27/98
    0800266959                       10.6250       05/01/98            23
    0992177                          10.1250       04/01/28            0
    0                                 6.0000       04/01/00        04/01/04
    623/L06                           5.5000       05/01/00        05/01/04
      25                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1780375                          11.0000         35,000.00        100
                                     11.0000         33,531.79         ZZ
                                     10.5000            333.31         1
                                     17.0000            330.38         44
    ATLANTA         GA    30310      16.5000       06/11/98
1


    0800267189                       11.0000       08/01/98            00
    1092432                          10.5000       07/01/28            0
    0                                 6.5000       07/01/00        07/01/04
    623/L06                           6.0000       08/01/00        08/01/04
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1780610                           9.3750         64,500.00        100
                                      9.3750         61,368.16         ZZ
                                      8.8750            536.48         1
                                     16.3750            534.06         75
    NORTH RICHLAND  TX    76180      15.8750       07/14/98
    0800268203                        9.3750       09/01/98            00
    9800020565                        8.8750       08/01/28            0
    0                                 5.5000       08/01/00        08/01/04
    L11/L06                           5.0000       09/01/00        09/01/04
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1780698                          10.8750         66,000.00        100
                                     10.8750         63,875.23         ZZ
                                     10.3750            622.31         1
                                     17.8750            623.62         83
    MANSFIELD       TX    76063      17.3750       07/01/98
    0800268492                       10.8750       08/01/98            23
    9800020914                       10.3750       07/01/28            0
    0                                 7.0000       07/01/00        07/01/04
    L11/L06                           6.5000       08/01/00        08/01/04
      25                             10.8750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1780734                          10.6250         55,500.00        100
                                     10.6250         53,462.07         ZZ
1


                                     10.1250            512.88         1
                                     17.6250            512.05         75
    MANSFIELD       TX    76063      17.1250       07/21/98
    0800268815                       10.6250       09/01/98            00
    9800020813                       10.1250       08/01/28            0
    0                                 6.7500       08/01/01        08/01/04
    L11/L06                           6.2500       09/01/01        09/01/04
      25                             10.6250          .0000           .0000
    A                                12.1250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1780753                          10.8750         72,750.00        100
                                     10.8750         70,306.24         ZZ
                                     10.3750            685.96         1
                                     17.8750            685.94         75
    JACKSON         TN    38305      17.3750       07/07/98
    0800268963                       10.8750       09/01/98            00
    9800019125                       10.3750       08/01/28            0
    0                                 7.0000       08/01/01        08/01/04
    L11/L06                           6.5000       09/01/01        09/01/04
      25                             10.8750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1780755                          10.5000        180,000.00        100
                                     10.5000        173,256.54         ZZ
                                     10.0000          1,646.54         1
                                     17.5000          1,644.03         90
    MEMPHIS         TN    38116      17.0000       07/09/98
    0800268989                       10.5000       09/01/98            23
    9800019161                       10.0000       08/01/28            0
    0                                 6.6250       08/01/01        08/01/04
    L11/L06                           6.1250       09/01/01        09/01/04
      25                             10.5000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1781156                          10.5500        126,750.00        100
                                     10.5500        122,152.26         ZZ
                                     10.0500          1,164.18         1
                                     16.5500          1,164.29         75
    LAWRENCEVILLE   GA    30043      16.0500       06/22/98
    0800269623                       10.5500       08/01/98            00
    PP860014                         10.0500       07/01/28            0
    0                                 5.8000       07/01/00        07/01/04
    J96/L06                           5.3000       08/01/00        08/01/04
      25                             10.5500          .0000           .0000
    A                                13.5500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1781301                           9.3000         25,300.00        100
                                      9.3000         24,113.55         ZZ
                                      8.8000            209.05         1
                                     16.3000            208.79         55
    CAPE GIRARDEAU  MO    63701      15.8000       06/30/98
    0800270019                        9.3000       08/06/98            00
    4736                              8.8000       07/06/28            0
    0                                 5.3500       07/06/00        07/06/04
    G13/L06                           4.8500       08/06/00        08/06/04
      25                              9.3000          .0000           .0000
    A                                12.3000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1781319                          10.6000        112,000.00        100
                                     10.6000        108,204.81         ZZ
                                     10.1000          1,032.89         1
                                     17.6000          1,035.20         80
    TULSA           OK    74136      17.1000       07/15/98
    0800270175                       10.6000       08/20/98            00
    4873                             10.1000       07/20/28            0
    0                                 6.0500       07/20/00        07/20/04
    G13/L06                           5.5500       08/20/00        08/20/04
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1782480                           8.8500         68,850.00        100
                                      8.8500         65,925.23         ZZ
                                      8.3500            647.88         1
                                     16.8500            553.36         85
    HARVEY          LA    70058      16.3500       01/19/98
    0800272411                        8.8500       03/01/98            23
    25804009614                       8.3500       02/01/28            0
    0                                 5.6000       02/01/01        08/01/04
    636/L06                           5.1000       03/01/01        09/01/04
      45                              8.8500          .0000           .0000
    A                                13.8500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1782861                           9.8750         82,850.00        100
                                      9.8750         79,719.63         ZZ
                                      9.3750            719.43         1
                                     16.8750            721.39         85
    DALLAS          TX    75249      16.3750       07/22/98
    0800273658                        9.8750       09/01/98            23
    1319                              9.3750       08/01/28            0
    0                                 6.0000       08/01/00        08/01/04
    G33/L06                           5.5000       09/01/00        09/01/04
      25                              9.8750          .0000           .0000
    A                                11.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1782884                           7.5000        144,800.00        100
                                      7.5000        138,115.53         ZZ
                                      7.0000          1,204.38         1
                                     16.3750          1,030.26         80
    AUSTIN          TX    78724      15.8750       06/30/98
    0800273831                         .0000       08/01/98            00
    6296                               .0000       07/01/28            0
    0                                 6.2500       07/01/00        07/01/04
    G33/L06                           5.7500       08/01/00        08/01/04
      25                              9.3750          .0000           .0000
    A                                10.8750            6              6
1


      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1782886                           9.5000         67,500.00        100
                                      9.5000         65,476.51         ZZ
                                      9.0000            700.82         1
                                     19.1250            575.45         75
    SPRINGTOWN      TX    76082      18.6250       07/15/98
    0800273856                         .0000       09/01/98            00
    7115                               .0000       08/01/28            0
    0                                 8.2500       08/01/00        08/01/04
    G33/L06                           7.7500       09/01/00        09/01/04
      25                             12.1250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1782903                          10.3750         58,800.00        100
                                     10.3750         56,766.07         ZZ
                                      9.8750            532.38         1
                                     17.3750            533.62         80
    MAYHILL         NM    88339      16.8750       07/08/98
    0800273997                       10.3750       09/01/98            00
    9862                              9.8750       08/01/28            0
    0                                 6.5000       08/01/00        08/01/04
    G33/L06                           6.0000       09/01/00        09/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1783428                           6.1250        190,000.00        100
                                      6.1250        180,451.62         ZZ
                                      5.6250          1,494.74         1
                                     14.7500          1,188.44         85
    ALBUQUERQUE     NM    87104      14.2500       07/24/98
    0800274276                         .0000       09/01/98            23
    19980211                           .0000       08/01/28            0
    0                                 4.8750       08/01/00        08/01/04
1


    B28/L06                           4.3750       09/01/00        09/01/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1783503                           9.7500         61,750.00        100
                                      9.7500         59,244.00         ZZ
                                      9.2500            530.53         1
                                     15.7500            530.94         65
    ALAMEDA         CA    94603      15.2500       07/18/98
    0800274334                        9.7500       09/01/98            00
    9800560                           9.2500       08/01/28            0
    0                                 6.2500       08/01/00        08/01/04
    K10/L06                           5.7500       09/01/00        09/01/04
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1783782                           7.6000         58,000.00        100
                                      7.6000         55,108.78         ZZ
                                      7.1000            491.93         1
                                     15.6000            414.64         69
    WASHINGTON      DC    20019      15.1000       06/01/98
    0800274771                        7.6000       08/01/98            00
    25801004900                       7.1000       07/01/28            0
    0                                 5.6000       07/01/01        07/01/04
    636/L06                           5.1000       08/01/01        08/01/04
      45                              7.6000          .0000           .0000
    A                                12.6000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1783941                           8.3500         84,000.00        100
                                      8.3500         80,170.87         ZZ
                                      7.8500            758.98         1
                                     16.3500            642.71         80
    LENOIR CITY     TN    37771      15.8500       06/25/98
1


    0800274946                        8.3500       08/01/98            00
    25809006993                       7.8500       07/01/28            0
    0                                 4.9500       07/01/01        07/01/04
    636/L06                           4.4500       08/01/01        08/01/04
      45                              8.3500          .0000           .0000
    A                                13.3500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1783964                           7.9000         81,000.00        100
                                      7.9000         77,103.90         ZZ
                                      7.4000            704.85         1
                                     15.9000            594.54         53
    CANTON          OH    44718      15.4000       07/16/98
    0800275018                        7.9000       09/01/98            00
    25815021112                       7.4000       08/01/28            0
    0                                 5.6000       08/01/01        08/01/04
    636/L06                           5.1000       09/01/01        09/01/04
      45                              7.9000          .0000           .0000
    A                                12.9000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1784271                           8.0000         49,000.00        100
                                      8.0000         47,252.34         ZZ
                                      7.5000            492.73         1
                                     18.7000            368.28         70
    GASTON          SC    29053      18.2000       06/18/98
    0800275463                         .0000       07/18/98            00
    9803533W                           .0000       06/18/28            0
    0                                 6.7500       06/18/00        06/18/04
    K50/L06                           6.2500       07/18/00        07/18/04
      25                             11.7000          .0000           .0000
    A                                14.7000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1784459                          10.8750         38,900.00        100
                                     10.8750         37,660.87         ZZ
1


                                     10.3750            366.79         1
                                     17.8750            367.43         75
    JAMESPORT       MO    64648      17.3750       07/01/98
    0800275851                       10.8750       09/01/98            00
    9800018113                       10.3750       08/01/28            0
    0                                 7.0000       08/01/00        08/01/04
    L11/L06                           6.5000       09/01/00        09/01/04
      25                             10.8750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1784740                           5.6250         60,000.00        100
                                      5.6250         55,590.58         ZZ
                                      5.1250            482.77         1
                                     15.0000            349.33         80
    RIVERSIDE       CA    92503      14.5000       07/13/98
    0800113607                         .0000       09/01/98            00
    410907141                          .0000       08/01/28            0
    0                                 4.3750       08/01/01        08/01/04
    E22/L06                           3.8750       09/01/01        09/01/04
      25                              6.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1784967                           6.2500        134,400.00        100
                                      6.2500        127,153.92         ZZ
                                      5.7500          1,167.07         1
                                     15.8750            847.16         70
    MUNSON TOWNSHI  OH    44024      15.3750       07/13/98
    0800131633                         .0000       09/01/98            00
    9360952                            .0000       08/01/28            0
    0                                 5.0000       08/01/00        08/01/04
    K75/L06                           4.5000       09/01/00        09/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    1785163                           8.1500        114,750.00        100
                                      8.1500        109,445.93         ZZ
                                      7.6500          1,019.76         1
                                     16.1500            863.82         85
    MEMPHIS         TN    38128      15.6500       05/19/98
    0800276719                        8.1500       07/01/98            23
    25804010515                       7.6500       06/01/28            0
    0                                 5.6000       06/01/01        06/01/04
    636/L06                           5.1000       07/01/01        07/01/04
      45                              8.1500          .0000           .0000
    A                                13.1500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1785232                           7.2500         93,500.00        100
                                      7.2500         88,407.79         ZZ
                                      6.7500            769.20         1
                                     15.2500            645.27         85
    PINELLAS PARK   FL    33781      14.7500       06/08/98
    0800276909                        7.2500       08/01/98            23
    25814019066                       6.7500       07/01/28            0
    0                                 4.9500       07/01/01        07/01/04
    636/L06                           4.4500       08/01/01        08/01/04
      45                              7.2500          .0000           .0000
    A                                12.2500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1785242                           8.5000         57,800.00        100
                                      8.5000         55,261.12         ZZ
                                      8.0000            528.72         1
                                     16.5000            448.54         85
    MULLINS         SC    29574      16.0000       06/24/98
    0800276958                        8.5000       08/01/98            23
    25814017297                       8.0000       07/01/28            0
    0                                 5.6000       07/01/01        07/01/04
    636/L06                           5.1000       08/01/01        08/01/04
      45                              8.5000          .0000           .0000
    A                                13.5000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1785253                          10.6250         40,000.00        100
                                     10.6250         38,648.00         ZZ
                                     10.1250            369.64         1
                                     16.6250            370.16         80
    DYERSBURG       TN    38024      16.1250       07/17/98
    0800276982                       10.6250       09/01/98            00
    0100023209                       10.1250       08/01/28            0
    0                                 5.5000       08/01/00        08/01/04
    201/L06                           5.0000       09/01/00        09/01/04
      25                             10.6250          .0000           .0000
    A                                13.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1785379                          10.5000        121,500.00        100
                                     10.5000        117,415.05         ZZ
                                     10.0000          1,111.41         1
                                     16.5000          1,114.15         95
    LOGANVILLE      GA    30052      16.0000       07/24/98
    0800277188                       10.5000       09/01/98            23
    0100024504                       10.0000       08/01/28            0
    0                                 6.0000       08/01/00        08/01/04
    201/L06                           5.5000       09/01/00        09/01/04
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1785419                           7.5000        141,950.00        100
                                      7.5000        134,680.03         ZZ
                                      7.0000          1,193.59         1
                                     15.5000          1,004.64         85
    FOREST GROVE    OR    97116      15.0000       06/09/98
    0800277352                        7.5000       08/01/98            23
    25827012597                       7.0000       07/01/28            0
    0                                 5.6000       07/01/01        07/01/04
    636/L06                           5.1000       08/01/01        08/01/04
      45                              7.5000          .0000           .0000
    A                                12.5000            6              6
1


      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1785470                           7.2500        212,000.00        100
                                      7.2500        203,679.29         ZZ
                                      6.7500          1,978.99         1
                                     16.7500          1,484.76         80
    DULUTH          GA    30096      16.2500       07/22/98
    0800277527                         .0000       09/01/98            00
    0100032002                         .0000       08/01/28            0
    0                                 6.0000       08/01/00        08/01/04
    201/L06                           5.5000       09/01/00        09/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1785534                           6.3750         82,400.00        100
                                      6.3750         78,428.60         ZZ
                                      5.8750            692.87         1
                                     15.5000            528.57         75
    JONESBORO       GA    30236      15.0000       07/22/98
    0800277675                        9.5000       09/01/98            00
    0100030204                        9.0000       08/01/28            0
    0                                 5.1250       08/01/00        08/01/04
    201/L06                           4.6250       09/01/00        09/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1785777                           5.1250        119,900.00        100
                                      5.1250        113,063.13         ZZ
                                      4.6250            953.98         1
                                     14.8750            677.13         80
    AUSTIN          TX    78717      14.3750       07/31/98
    0800115750                         .0000       09/01/98            00
    410992994                          .0000       08/01/28            0
    0                                 3.8750       08/01/00        08/01/04
1


    E22/L06                           3.3750       09/01/00        09/01/04
      25                              5.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1786022                           9.0000         59,850.00        100
                                      9.0000         57,045.15         ZZ
                                      8.5000            481.57         1
                                     15.0000            481.80         90
    NEW PARIS       PA    15554      14.5000       07/30/98
    0800278285                        9.0000       09/01/98            23
    8770407                           8.5000       08/01/28            0
    0                                 6.1250       08/01/01        08/01/04
    638/L06                           5.6250       09/01/01        09/01/04
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1786221                           5.6250         79,050.00        100
                                      5.6250         75,071.97         ZZ
                                      5.1250            686.43         1
                                     15.8750            471.75         85
    HENDERSONVILLE  NC    28739      15.3750       07/16/98
    0800114613                         .0000       09/01/98            23
    410942460                          .0000       08/01/28            0
    0                                 4.3750       08/01/00        08/01/04
    E22/L06                           3.8750       09/01/00        09/01/04
      25                              6.8750          .0000           .0000
    A                                12.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1786225                           5.6250        113,400.00        100
                                      5.6250        107,519.69         ZZ
                                      5.1250            953.53         3
                                     15.5000            675.65         70
    LOS ANGELES     CA    90026      15.0000       07/20/98
1


    0800114670                         .0000       09/01/98            00
    410944730                          .0000       08/01/28            0
    0                                 4.3750       08/01/00        08/01/04
    E22/L06                           3.8750       09/01/00        09/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1786237                           5.6250         65,600.00        100
                                      5.6250         57,911.82         ZZ
                                      5.1250            575.69         1
                                     16.0000            370.26         80
    OKLAHOMA CITY   OK    73112      15.5000       07/31/98
    0800115529                         .0000       09/01/98            00
    410985568                          .0000       08/01/28            0
    0                                 4.3750       08/01/00        08/01/04
    E22/L06                           3.8750       09/01/00        09/01/04
      25                              7.0000          .0000           .0000
    A                                13.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1786242                           6.3750        125,000.00        100
                                      6.3750        118,259.71         ZZ
                                      5.8750          1,051.07         1
                                     15.5000            797.00         90
    TULARE          CA    93274      15.0000       07/24/98
    0800114845                         .0000       09/01/98            23
    410952006                          .0000       08/01/28            0
    0                                 5.1250       08/01/01        08/01/04
    E22/L06                           4.6250       09/01/01        09/01/04
      25                              6.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1786571                           9.6500        121,500.00        100
                                      9.6500        116,891.41         ZZ
1


                                      9.1500          1,034.96         1
                                     16.6500          1,040.34         90
    CINCINNATI      OH    45247      16.1500       07/27/98
    0800279192                        9.6500       08/31/98            23
    4629                              9.1500       07/31/28            0
    0                                 6.0000       07/31/00        07/31/04
    894/L06                           5.5000       08/31/00        08/31/04
      25                              9.6500          .0000           .0000
    A                                12.6500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1786839                           8.2500         75,200.00        100
                                      8.2500         72,443.04         ZZ
                                      7.7500            718.99         1
                                     17.0500            576.56         80
    CANTON          OH    44706      16.5500       05/26/98
    0800280273                         .0000       07/01/98            00
    0300270                            .0000       06/01/28            0
    0                                 7.0500       06/01/00        06/01/04
    L95/L06                           6.5500       07/01/00        07/01/04
      45                             11.0500          .0000           .0000
    A                                14.0500            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1786852                           9.8000         74,400.00        100
                                      9.8000         71,337.94         ZZ
                                      9.3000            641.95         1
                                     16.8000            641.81         80
    RIVERDALE       GA    30296      16.3000       07/10/98
    0800280331                        9.8000       09/01/98            00
    4004602                           9.3000       08/01/28            0
    0                                 6.0000       08/01/00        08/01/04
    F32/L06                           5.5000       09/01/00        09/01/04
      45                              9.8000          .0000           .0000
    A                                12.8000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1786975                           6.3750         52,800.00        100
                                      6.3750         49,951.34         ZZ
                                      5.8750            461.41         1
                                     15.9500            337.83         76
    BURNSVILLE      NC    28714      15.4500       05/11/98
    0800280711                         .0000       07/01/98            00
    39980266                           .0000       06/01/28            0
    0                                 5.1500       06/01/00        06/01/04
    L95/L06                           4.6500       07/01/00        07/01/04
      45                              6.9500          .0000           .0000
    A                                12.9500            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1787047                           7.3750         97,500.00        100
                                      7.3750         93,582.10         ZZ
                                      6.8750            895.52         1
                                     16.5500            689.69         75
    PISCATAWAY      NJ    08854      16.0500       07/31/98
    0800280877                         .0000       09/01/98            00
    1309085288                         .0000       08/01/28            0
    0                                 6.1500       08/01/00        08/01/04
    201/L06                           5.6500       09/01/00        09/01/04
      25                             10.5500          .0000           .0000
    A                                13.5500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1787218                           9.8750        164,000.00        100
                                      9.8750        158,121.34         ZZ
                                      9.3750          1,424.10         1
                                     16.8750          1,430.84         80
    BUCHANAN        TN    38222      16.3750       07/27/98
    0800281388                        9.8750       09/01/98            00
    9800022462                        9.3750       08/01/28            0
    0                                 6.7500       08/01/99        08/01/04
    L11/L06                           6.2500       09/01/99        09/01/04
      25                              9.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1787222                           9.6250        112,750.00        100
                                      9.6250        108,730.77         ZZ
                                      9.1250            958.37         1
                                     16.6250            965.00         85
    ARLINGTON       TX    76001      16.1250       07/31/98
    0800281396                        9.6250       09/01/98            23
    9800017716                        9.1250       08/01/28            0
    0                                 6.5000       08/01/99        08/01/04
    L11/L06                           6.0000       09/01/99        09/01/04
      25                              9.6250          .0000           .0000
    A                                11.6250           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1787300                           9.5000        105,550.00        100
                                      9.5000        100,910.71         T
                                      9.0000            887.53         1
                                     16.5000            886.10         66
    CANYON LAKE     TX    78133      16.0000       08/06/98
    0800281768                        9.5000       10/01/98            00
    9800023324                        9.0000       09/01/28            0
    0                                 5.6250       09/01/00        09/01/04
    G33/L06                           5.1250       10/01/00        10/01/04
      25                              9.5000          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1787301                           9.0000        140,000.00        100
                                      9.0000        133,414.20         ZZ
                                      8.5000          1,126.48         1
                                     16.0000          1,126.80         80
    SAN ANTONIO     TX    78229      15.5000       07/29/98
    0800281776                        9.0000       09/01/98            00
    9800021980                        8.5000       08/01/28            0
    0                                 5.5000       08/01/01        08/01/04
    L11/L06                           5.0000       09/01/01        09/01/04
      25                              9.0000          .0000           .0000
    A                                10.5000            6              6
1


      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1787305                          10.3750        224,000.00        100
                                     10.3750        215,431.43         ZZ
                                      9.8750          2,028.12         1
                                     17.3750          2,025.15         80
    COLLEYVILLE     TX    76034      16.8750       07/31/98
    0800281818                       10.3750       09/01/98            00
    9800022164                        9.8750       08/01/28            0
    0                                 6.5000       08/01/01        08/01/04
    G33/L06                           6.0000       09/01/01        09/01/04
      25                             10.3750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1787439                          10.1250         51,750.00        100
                                     10.1250         50,039.86         ZZ
                                      9.6250            458.94         1
                                     17.1250            461.57         80
    GLADSTONE       MO    64118      16.6250       08/03/98
    0800282451                       10.1250       09/01/98            00
    9800022840                        9.6250       08/01/28            0
    0                                 7.0000       08/01/99        08/01/04
    G33/L06                           6.5000       09/01/99        09/01/04
      25                             10.1250          .0000           .0000
    A                                12.1250           12             12
      360                               1A           2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1787502                           9.9500        103,500.00        100
                                      9.9500         99,407.25         ZZ
                                      9.4500            904.47         1
                                     15.9500            908.49         90
    MARCOLA         OR    97454      15.4500       02/03/98
    0800282519                        9.9500       04/01/98            23
    700970837                         9.4500       03/01/28            0
    0                                 6.9500       03/01/00        09/01/04
1


    183/L06                           6.4500       04/01/00        10/01/04
      25                              9.9500          .0000           .0000
    A                                12.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1787548                           9.5000         92,000.00        100
                                      9.5000         88,062.56         ZZ
                                      9.0000            773.59         1
                                     15.5000            776.69         84
    ROY             UT    84067      15.0000       03/19/98
    0800282824                        9.5000       05/01/98            23
    701008363                         9.0000       04/01/28            0
    0                                 6.7500       04/01/00        04/01/04
    183/L06                           6.2500       05/01/00        05/01/04
      25                              9.5000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1787617                           9.9000         89,600.00        100
                                      9.9000         85,974.94         ZZ
                                      9.4000            779.69         1
                                     16.9000            780.13         80
    MANCHESTER      CT    06040      16.4000       06/26/98
    0800283319                        9.9000       08/01/98            00
    701238991                         9.4000       07/01/28            0
    0                                 6.6500       07/01/00        07/01/04
    183/L06                           6.1500       08/01/00        08/01/04
      25                              9.9000          .0000           .0000
    A                                12.9000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1788243                          11.1250         66,000.00        100
                                     11.1250         64,029.08         ZZ
                                     10.6250            634.78         1
                                     18.1250            636.19         83
    DALLAS          TX    75249      17.6250       07/31/98
1


    0800286361                       11.1250       09/01/98            23
    9800023552                       10.6250       08/01/28            0
    0                                 7.2500       08/01/00        08/01/04
    L11/L06                           6.7500       09/01/00        09/01/04
      25                             11.1250          .0000           .0000
    A                                12.6250            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1788251                           6.8750         39,865.00        100
                                      6.8750         38,033.95         ZZ
                                      6.3750            372.14         1
                                     16.7500            267.84         84
    HARRISBURG      PA    17110      16.2500       08/04/98
    0800133209                         .0000       10/01/98            23
    9366622                            .0000       09/01/28            0
    0                                 5.7500       09/01/99        09/01/04
    K75/L06                           5.2500       10/01/99        10/01/04
      45                              8.7500          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1788288                           9.9900         67,600.00        100
                                      9.9900         64,922.17         ZZ
                                      9.4900            592.74         1
                                     16.9900            592.70         83
    BOWLING GREEN   KY    42101      16.4900       07/31/98
    0800286536                        9.9900       09/01/98            23
    CL982545                          9.4900       08/01/28            0
    0                                 6.2500       08/01/01        08/01/04
    H48/L06                           5.7500       09/01/01        09/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1788310                           9.9900        134,500.00        100
                                      9.9900        127,584.35         ZZ
1


                                      9.4900          1,179.34         1
                                     16.9900          1,164.77         80
    DALLAS          TX    75244      16.4900       07/31/98
    0800286619                        9.9900       09/01/98            00
    CL982311                          9.4900       08/01/28            0
    0                                 5.7500       08/01/01        08/01/04
    H48/L06                           5.2500       09/01/01        09/01/04
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1788318                          10.9900        130,400.00        100
                                     10.9900        125,525.35         ZZ
                                     10.4900          1,240.84         1
                                     17.9900          1,235.03         78
    SHADY SHORES    TX    76208      17.4900       07/31/98
    0800286635                       10.9900       09/01/98            00
    CL982339                         10.4900       08/01/28            0
    0                                 6.7500       08/01/01        08/01/04
    H48/L06                           6.2500       09/01/01        09/01/04
      25                             10.9900          .0000           .0000
    A                                13.9900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1788757                           9.9000         64,600.00        100
                                      9.9000         62,110.52         ZZ
                                      9.4000            562.14         1
                                     16.9000            563.12         83
    LAKEVIEW        MI    48850      16.4000       07/22/98
    0800287088                        9.9000       09/01/98            23
    400038723                         9.4000       08/01/28            0
    0                                 6.3250       08/01/00        08/01/04
    J71/L06                           5.8250       09/01/00        09/01/04
      25                              9.9000          .0000           .0000
    A                                12.9000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1788803                          10.4100         50,150.00        100
                                     10.4100         44,620.30         ZZ
                                      9.9100            455.37         1
                                     17.4100            428.44         85
    WYOMING         MI    49509      16.9100       06/01/98
    0800287237                       10.4100       07/01/98            23
    400037867                         9.9100       06/01/28            0
    0                                 7.2800       06/01/99        06/01/04
    J71/L06                           6.7800       07/01/99        07/01/04
      45                             10.4100          .0000           .0000
    A                                12.4100           12             12
      360                               1            2.0000          2.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1789171                          10.8500         99,600.00        100
                                     10.8500         96,422.18         ZZ
                                     10.3500            937.24         1
                                     16.8500            939.01         80
    BRASELTON       GA    30517      16.3500       07/22/98
    0800287997                       10.8500       09/01/98            00
    0                                10.3500       08/01/28            0
    0                                 6.6250       08/01/00        08/01/04
    M90/L06                           6.1250       09/01/00        09/01/04
      45                             10.8500          .0000           .0000
    A                                11.8500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              U              .0500
        .0000                           S              U              .0500
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1789661                          10.1250        122,850.00        100
                                     10.1250        118,561.87         ZZ
                                      9.6250          1,089.46         1
                                     16.1250          1,095.36         90
    LAWRENCEVILLE   GA    30043      15.6250       06/04/98
    0800288748                       10.1250       07/01/98            23
    980005                            9.6250       06/01/28            0
    0                                 6.6250       06/01/00        06/01/04
    L99/L06                           6.1250       07/01/00        07/01/04
      40                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               9C           1.0000          1.0000
       6.0000                           S              U              .0500
        .0000                           S              U              .0500
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1789751                           9.9250        153,000.00        100
                                      9.9250        130,562.18         ZZ
                                      9.4250          1,334.21         1
                                     15.9250          1,186.02         73
    ATLANTA         GA    30328      15.4250       07/24/98
    0800288854                        9.9250       09/01/98            00
    980045                            9.4250       08/01/28            0
    0                                 6.1750       08/01/01        08/01/04
    L99/L06                           5.6750       09/01/01        09/01/04
      40                              9.9250          .0000           .0000
    A                                12.9250            6              6
      360                               9C           1.0000          1.0000
       6.0000                           S              U              .0500
        .0000                           S              U              .0500
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1790872                          11.5500         42,000.00        100
                                     11.5500         40,648.81         ZZ
                                     11.0500            417.53         1
                                     18.5500            416.40         58
    KIMBALL         MI    48074      18.0500       07/27/98
    0800290074                       11.5500       09/01/98            00
    15416                            11.0500       08/01/28            0
    0                                 7.6500       08/01/01        08/01/04
    N07/L06                           7.1500       09/01/01        09/01/04
      25                             11.5500          .0000           .0000
    A                                14.5500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1791100                          10.5000         39,000.00        100
                                     10.5000         37,700.29         ZZ
                                     10.0000            356.75         1
                                     17.5000            357.48         75
    CONCORD         VA    24538      17.0000       07/29/98
    0800290918                       10.5000       10/01/98            00
    0001484575                       10.0000       09/01/28            0
    0                                 5.6250       09/01/00        09/01/04
    387/L06                           5.1250       10/01/00        10/01/04
      45                             10.5000          .0000           .0000
    A                                13.5000            6              6
1


      360                               R            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1791288                           9.9900        121,500.00        100
                                      9.9900        117,420.78         ZZ
                                      9.4900          1,065.35         1
                                     15.9900          1,071.98         90
    HUNTINGTON      WV    25705      15.4900       07/09/98
    0800291775                        9.9900       09/01/98            23
    587614                            9.4900       08/01/28            0
    0                                 6.2400       02/01/99        08/01/04
    M70/L06                           5.7400       03/01/99        09/01/04
      25                              9.9900          .0000           .0000
    A                                10.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1791677                           9.0500         70,880.00        100
                                      9.0500         67,686.06         ZZ
                                      8.5500            572.87         1
                                     16.0500            573.98         80
    SAN ANTONIO     TX    78232      15.5500       07/30/98
    0800292492                        9.0500       09/01/98            00
    984890                            8.5500       08/01/28            0
    0                                 5.5000       08/01/00        08/01/04
    E78/L06                           5.0000       09/01/00        09/01/04
      45                              9.0500          .0000           .0000
    A                                12.0500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1791806                           9.0500         58,500.00        100
                                      9.0500         55,944.75         ZZ
                                      8.5500            472.81         1
                                     16.0500            474.41         75
    WENATCHEE       WA    98801      15.5500       07/30/98
    0800292690                        9.0500       09/01/98            00
    984909                            8.5500       08/01/28            0
    0                                 5.5000       08/01/00        08/01/04
1


    E78/L06                           5.0000       09/01/00        09/01/04
      45                              9.0500          .0000           .0000
    A                                12.0500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1791871                           9.8000         40,500.00        100
                                      9.8000         38,713.35         ZZ
                                      9.3000            349.45         1
                                     16.8000            348.29         75
    HOUSTON         TX    77087      16.3000       07/30/98
    0800292922                        9.8000       09/01/98            00
    984488                            9.3000       08/01/28            0
    0                                 6.4900       08/01/00        08/01/04
    E78/L06                           5.9900       09/01/00        09/01/04
      45                              9.8000          .0000           .0000
    A                                12.8000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1791889                           9.5500        105,040.00        100
                                      9.5500        101,001.83         ZZ
                                      9.0500            887.07         1
                                     16.5500            891.16         80
    PHOENIX         AZ    85027      16.0500       07/30/98
    0800293003                        9.5500       09/01/98            00
    984914                            9.0500       08/01/28            0
    0                                 5.7500       08/01/00        08/01/04
    E78/L06                           5.2500       09/01/00        09/01/04
      45                              9.5500          .0000           .0000
    A                                12.5500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1792033                           9.5500         44,460.00        100
                                      9.5500         42,626.30         ZZ
                                      9.0500            375.47         1
                                     16.5500            375.78         86
    WASHINGTON      IN    47501      16.0500       07/31/98
1


    0800293359                        9.5500       10/01/98            23
    984760                            9.0500       09/01/28            0
    0                                 5.7500       09/01/00        09/01/04
    E78/L06                           5.2500       10/01/00        10/01/04
      45                              9.5500          .0000           .0000
    A                                12.5500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1792103                           9.3000        133,450.00        100
                                      9.3000        128,089.26         ZZ
                                      8.8000          1,102.70         1
                                     16.3000          1,107.10         85
    HASTINGS        MN    55033      15.8000       08/01/98
    0800293573                        9.3000       10/01/98            23
    984832                            8.8000       09/01/28            0
    0                                 6.2500       09/01/00        09/01/04
    E78/L06                           5.7500       10/01/00        10/01/04
      45                              9.3000          .0000           .0000
    A                                12.3000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1792137                           8.8000         93,500.00        100
                                      8.8000         89,584.67         ZZ
                                      8.3000            738.91         1
                                     15.8000            744.47         81
    TREMONTON       UT    84337      15.3000       07/21/98
    0800293748                        8.8000       09/01/98            23
    984723                            8.3000       08/01/28            0
    0                                 5.9900       08/01/00        08/01/04
    E78/L06                           5.4900       09/01/00        09/01/04
      45                              8.8000          .0000           .0000
    A                                11.8000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1792156                          10.3000         48,025.00        100
                                     10.3000         46,380.54         ZZ
1


                                      9.8000            432.14         1
                                     17.3000            433.21         85
    BURKBURNETT     TX    76354      16.8000       08/13/98
    0800293813                       10.3000       10/01/98            23
    985039                            9.8000       09/01/28            0
    0                                 6.2500       09/01/00        09/01/04
    E78/L06                           5.7500       10/01/00        10/01/04
      45                             10.3000          .0000           .0000
    A                                13.3000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1792166                           9.8000         33,750.00        100
                                      9.8000         32,505.10         ZZ
                                      9.3000            291.20         1
                                     16.8000            292.20         75
    CLEBURNE        TX    76031      16.3000       08/14/98
    0800293847                        9.8000       10/01/98            00
    985046                            9.3000       09/01/28            0
    0                                 6.2500       09/01/00        09/01/04
    E78/L06                           5.7500       10/01/00        10/01/04
      45                              9.8000          .0000           .0000
    A                                12.8000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1792176                           9.3000         54,400.00        100
                                      9.3000         52,242.36         ZZ
                                      8.8000            449.51         1
                                     16.3000            451.54         80
    SAN ANTONIO     TX    78247      15.8000       08/10/98
    0800293888                        9.3000       10/01/98            00
    985121                            8.8000       09/01/28            0
    0                                 6.4900       09/01/00        09/01/04
    E78/L06                           5.9900       10/01/00        10/01/04
      45                              9.3000          .0000           .0000
    A                                12.3000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    1792178                           9.8000         47,000.00        100
                                      9.8000         45,274.09         ZZ
                                      9.3000            405.53         1
                                     16.8000            407.32         79
    DALLAS          TX    75220      16.3000       07/17/98
    0800293904                        9.8000       09/01/98            00
    984012                            9.3000       08/01/28            0
    0                                 5.9900       08/01/00        08/01/04
    E78/L06                           5.4900       09/01/00        09/01/04
      45                              9.8000          .0000           .0000
    A                                12.8000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1792193                           9.4000         56,000.00        100
                                      9.4000         53,802.49         ZZ
                                      8.9000            466.80         1
                                     16.4000            469.14         80
    CUT BANK        MT    59427      15.9000       07/23/98
    0800293979                        9.4000       09/01/98            00
    984598                            8.9000       08/01/28            0
    0                                 6.2500       08/01/00        08/01/04
    E78/L06                           5.7500       09/01/00        09/01/04
      45                              9.4000          .0000           .0000
    A                                12.4000            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1792386                           6.3750         63,000.00        100
                                      6.3750         59,822.55         ZZ
                                      5.8750            558.70         1
                                     16.1250            402.60         90
    DAYTON          OH    45405      15.6250       08/13/98
    0800115271                         .0000       10/01/98            23
    410973796                          .0000       09/01/28            0
    0                                 5.1250       09/01/01        09/01/04
    E22/L06                           4.6250       10/01/01        10/01/04
      25                              7.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1792470                          11.2500         51,850.00        100
                                     11.2500         50,337.94         ZZ
                                     10.7500            503.60         1
                                     18.2500            504.37         85
    ODESSA          TX    79761      17.7500       08/11/98
    0800294696                       11.2500       10/01/98            23
    985215                           10.7500       09/01/28            0
    0                                 6.5000       09/01/00        09/01/04
    E78/L06                           6.0000       10/01/00        10/01/04
      45                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1792595                           7.9900         99,000.00        100
                                      7.9900         92,912.29         ZZ
                                      7.4900            725.74         1
                                     14.9900            721.13         90
    LEHI            UT    84043      14.4900       08/13/98
    0800295420                        7.9900       10/01/98            23
    985270                            7.4900       09/01/28            0
    0                                 6.2500       09/01/00        09/01/04
    E78/L06                           5.7500       10/01/00        10/01/04
      45                              7.9900          .0000           .0000
    A                                10.9900            6              6
      360                               9            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1792939                          10.7500         42,000.00        100
                                     10.7500         40,588.09         ZZ
                                     10.2500            392.06         1
                                     16.7500            392.36         85
    HUNTINGDON      PA    16652      16.2500       08/07/98
    0800296113                       10.7500       09/12/98            23
    203676                           10.2500       08/12/28            0
    0                                 6.0600       08/12/00        08/12/04
    F44/L06                           5.5600       09/12/00        09/12/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2626340                           9.0500         84,000.00        100
                                      9.0500         77,959.47         ZZ
                                      8.5500            619.30         1
                                     15.0500            667.57         70
    EVANSVILLE      IN    47711      14.5500       09/23/97
    0800620957                        9.0500       11/15/97            00
    3167673                           8.5500       10/15/27            0
    0                                 4.6500       04/15/98        04/15/04
    L41/L06                           4.1500       05/15/98        05/15/04
      25                              9.0500          .0000           .0000
    A                                 9.5500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2626343                          13.0500         60,000.00        100
                                     13.0500         58,654.67         ZZ
                                     12.5500            666.07         1
                                     20.0500            669.22         80
    GALLATIN        TN    37066      19.5500       09/22/97
    0800620981                       13.0500       11/01/97            00
    3167715                          12.5500       10/01/27            0
    0                                 9.8000       04/01/98        04/01/04
    L41/L06                           9.3000       05/01/98        05/01/04
      15                             13.0500          .0000           .0000
    A                                14.5500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2626505                           9.4900         84,000.00        100
                                      9.4900         80,363.81         ZZ
                                      8.9900            645.30         1
                                     15.4900            712.18         88
    TIFTON          GA    31794      14.9900       09/24/97
    0800621047                        9.4900       11/15/97            23
    3167897                           8.9900       10/15/27            0
    0                                 6.3500       04/15/98        04/15/04
1


    L41/L06                           5.8500       05/15/98        05/15/04
      25                              9.4900          .0000           .0000
    A                                 9.9900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2626513                           9.3500         56,025.00        100
                                      9.3500         53,617.40         ZZ
                                      8.8500            464.97         1
                                     16.3500            470.03         90
    MT. MORRIS      MI    48458      15.8500       09/26/97
    0800621120                        9.3500       11/01/97            23
    3169547                           8.8500       10/01/27            0
    0                                 6.3500       04/01/98        04/01/04
    L41/L06                           5.8500       05/01/98        05/01/04
      15                              9.3500          .0000           .0000
    A                                10.8500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2626999                           9.7000         74,400.00        100
                                      9.7000         70,469.67         ZZ
                                      9.2000            582.66         1
                                     15.7000            632.93         80
    KALAMAZOO       MI    49006      15.2000       12/24/97
    0800625279                        9.7000       02/01/98            00
    3197076                           9.2000       01/01/28            0
    0                                 5.7000       07/01/98        07/01/04
    L41/L06                           5.2000       08/01/98        08/01/04
      15                              9.7000          .0000           .0000
    A                                10.2000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2627026                          10.1900         53,550.00        100
                                     10.1900         51,335.16         ZZ
                                      9.6900            477.48         1
                                     17.1900            478.54         90
    FRANKLIN        KY    42134      16.6900       12/29/97
1


    0800625527                       10.1900       02/01/98            23
    3197803                           9.6900       01/01/28            0
    0                                 5.2000       01/01/00        07/01/04
    L41/L06                           4.7000       02/01/00        08/01/04
      25                             10.1900          .0000           .0000
    A                                11.6900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2648969                          10.7500         55,950.00        100
                                     10.7500         53,131.34         ZZ
                                     10.2500            522.28         1
                                     17.7500            518.66         78
    HOUSTON         TX    77088      17.2500       06/17/97
    0800626038                       10.7500       08/01/97            00
    700710273                        10.2500       07/01/27            0
    0                                 5.7500       07/01/99        07/01/04
    183/L06                           5.2500       08/01/99        08/01/04
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2649085                          10.3750         63,750.00        100
                                     10.3750         61,358.06         ZZ
                                      9.8750            577.20         1
                                     16.8750            579.01         75
    PORT CHARLOTTE  FL    33952      16.3750       02/18/98
    0800626970                       10.3750       04/01/98            00
    700841922                         9.8750       03/01/28            0
    0                                 6.5000       03/01/00        09/01/04
    183/L06                           6.0000       04/01/00        10/01/04
      25                             10.3750          .0000           .0000
    A                                13.3750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2649105                           8.8750         61,600.00        100
                                      8.8750          7,735.07         ZZ
1


                                      8.3750            490.12         1
                                     15.3750             64.99         81
    VENICE          FL    34293      14.8750       02/09/98
    0800627168                        8.8750       04/01/98            23
    700842972                         8.3750       03/01/28            0
    0                                 5.7500       03/01/00        09/01/04
    183/L06                           5.2500       04/01/00        10/01/04
      25                              8.8750          .0000           .0000
    A                                11.8750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2649115                           8.7500         62,790.00        100
                                      8.7500         59,898.69         ZZ
                                      8.2500            493.97         1
                                     15.2500            498.24         70
    TUCSON          AZ    85712      14.7500       02/26/98
    0800627218                        8.7500       04/15/98            00
    700843414                         8.2500       03/15/28            0
    0                                 6.5000       03/15/00        09/15/04
    183/L06                           6.0000       04/15/00        10/15/04
      25                              8.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    2649160                          10.6500        115,850.00        100
                                     10.6500        112,084.63         ZZ
                                     10.1500          1,072.74         1
                                     16.6500          1,078.68         75
    CORAL GABLES    FL    33134      16.1500       03/27/98
    0800627556                       10.6500       05/01/98            00
    700918417                        10.1500       04/01/28            0
    0                                 7.4250       04/01/00        04/01/04
    183/L06                           6.9250       05/01/00        05/01/04
      45                             10.6500          .0000           .0000
    A                                13.6500            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    2660876                           7.1200         38,951.00        100
                                      7.1200         37,083.12         ZZ
                                      6.6200            320.44         1
                                     15.2500            268.28         71
    GARY            IN    46403      14.7500       05/15/98
    0800629040                         .0000       06/20/98            00
    34853655                           .0000       05/20/28            0
    0                                 5.8500       05/20/99        05/20/04
    M59/L06                           5.3500       06/20/99        06/20/04
      45                              7.2500          .0000           .0000
    A                                11.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4684132                           7.2500        323,450.00        100
                                      7.2500        323,218.08         ZZ
                                      7.0000          1,954.18         1
                                     12.2500          1,952.78         80
    FREDERICK       MD    21704      12.0000       04/20/01
    0432731909                         .0000       06/01/01            00
    31100089                           .0000       05/01/31            0
    0                                 2.7500       05/01/06        05/01/06
    696/G01                           2.5000       06/01/06        06/01/06
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4701649                           7.1250        117,500.00        100
                                      7.1250        113,740.98         ZZ
                                      6.8750            791.62         1
                                     12.1250            791.62         86
    ALACHUA         FL    32615      11.8750       02/23/01
    651374                             .0000       04/01/01            04
    651374                             .0000       03/01/31           25
    0                                 2.7500       03/01/06        03/01/06
    514/514                           2.5000       04/01/06        04/01/06
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4711048                           6.6250        450,000.00        100
                                      6.6250        434,717.07         ZZ
                                      6.3750          2,881.40         1
                                     11.6250          2,881.40         72
    DAPHNE          AL    36527      11.3750       04/02/01
    756585                             .0000       05/01/01            00
    756585                             .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
    514/514                           2.5000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4713613                           6.8750        424,000.00        100
                                      6.8750        409,802.47         ZZ
                                      6.1250          2,785.38         1
                                     11.8750          2,785.38         80
    SAN RAFAEL      CA    94903      11.1250       02/28/01
    0043420439                         .0000       04/01/01            00
    43420439                           .0000       03/01/31            0
    0                                 2.7500       03/01/06        03/01/06
    998/686                           2.0000       04/01/06        04/01/06
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4716797                           7.2500        308,000.00        100
                                      7.2500        298,666.67         ZZ
                                      6.5000          2,101.10         1
                                     12.2500          2,101.10         80
    SEATTLE         WA    98103      11.5000       03/12/01
    0027386879                         .0000       05/01/01            00
    27386879                           .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4718121                           6.7500        496,000.00        100
                                      6.7500        479,531.38         ZZ
                                      6.0000          3,217.05         1
                                     11.7500          3,217.05         69
    CARLSBAD        CA    92009      11.0000       03/22/01
    0043796994                         .0000       05/01/01            00
    43796994                           .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4718801                           7.1250        377,341.00        100
                                      7.1250        365,640.37         ZZ
                                      6.3750          2,542.22         1
                                     12.1250          2,542.22         75
    DELRAY BEACH    FL    33484      11.3750       03/23/01
    0043100205                         .0000       05/01/01            00
    43100205                           .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4720882                           6.7500        420,000.00        100
                                      6.7500        406,054.99         ZZ
                                      6.0000          2,724.11         1
                                     12.7500          2,724.11         70
    PENN VALLEY     CA    94946      12.0000       03/12/01
    0041045055                         .0000       05/01/01            00
    41045055                           .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
1


    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4720908                           6.8750        325,500.00        100
                                      6.8750        313,676.25         ZZ
                                      6.1250          2,138.30         1
                                     11.8750          2,138.30         70
    FOREST GROVE    OR    97116      11.1250       03/05/01
    0043092543                         .0000       05/01/01            00
    43092543                           .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4721277                           6.3750        400,400.00        100
                                      6.3750        386,176.32         ZZ
                                      5.6250          2,497.98         1
                                     11.3750          2,497.98         90
    CAMPBELL        CA    95008      10.6250       03/20/01
    0043550441                         .0000       05/01/01            11
    43550441                           .0000       04/01/31           25
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                11.3750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    4723882                           7.0000        331,000.00        100
                                      7.0000        320,420.53         ZZ
                                      6.2500          2,202.15         1
                                     12.0000          2,202.15         64
    THE WOODLANDS   TX    77381      11.2500       03/21/01
1


    0033117250                         .0000       05/01/01            00
    33117250                           .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4724107                           6.7500        600,000.00        100
                                      6.7500        580,078.41         ZZ
                                      6.0000          3,891.59         1
                                     11.7500          3,891.59         73
    PLEASANTON      CA    94566      11.0000       03/01/01
    0043051077                         .0000       05/01/01            00
    43051077                           .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4728235                           7.0000        624,000.00        100
                                      7.0000        598,181.32         ZZ
                                      6.2500          4,151.49         1
                                     12.0000          4,151.49         80
    RANCHO MIRAGE   CA    92270      11.2500       03/01/01
    0040074882                         .0000       05/01/01            00
    40074882                           .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4730835                           6.8750        510,000.00        100
                                      6.8750        492,923.42         ZZ
1


                                      6.1250          3,350.34         1
                                     11.8750          3,350.34         46
    WILTON          CT    06897      11.1250       02/28/01
    0042424697                         .0000       04/01/01            00
    42424697                           .0000       03/01/31            0
    0                                 2.7500       03/01/06        03/01/06
    998/686                           2.0000       04/01/06        04/01/06
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    4731256                           7.0000        352,500.00        100
                                      7.0000        341,115.61         ZZ
                                      6.2500          2,345.19         1
                                     12.0000          2,345.19         75
    LAGUNA NIGUEL   CA    92677      11.2500       03/16/01
    0040157042                         .0000       05/01/01            00
    40157042                           .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    4733966                           6.5000        305,000.00        100
                                      6.5000        294,405.60         ZZ
                                      5.7500          1,927.81         1
                                     11.5000          1,927.81         89
    SACRAMENTO      CA    95821      10.7500       03/28/01
    0040252223                         .0000       05/01/01            04
    40252223                           .0000       04/01/31           25
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                11.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    4734346                           7.2500        400,000.00        100
                                      7.2500        387,878.46         ZZ
                                      6.5000          2,728.71         1
                                     12.2500          2,728.71         67
    AVENTURA BEACH  FL    33160      11.5000       03/12/01
    0040651952                         .0000       05/01/01            00
    40651952                           .0000       04/01/31            0
    0                                 2.7500       04/01/06        04/01/06
    998/686                           2.0000       05/01/06        05/01/06
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000

   TOTAL NUMBER OF LOANS   :        997

   TOTAL ORIGINAL BALANCE  :    96,215,148.33

   TOTAL PRINCIPAL BALANCE :    87,307,783.18

   TOTAL ORIGINAL P+I      :       792,934.20

   TOTAL CURRENT P+I       :       718,605.99


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                                    EXHIBIT F-3

                                              GROUP II LOAN SCHEDULE

  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.16.58           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1  FIXED GROUP I                   CUTOFF : 03/01/04
  POOL       : 0004819
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------------------

      1270481                              .6250
        3,069.40                          .0500
            9.2500                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1285035                              .1250
      118,195.33                          .0500
            8.8750                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1286968                              .1250
      121,630.18                          .0500
            8.8750                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1306389                              .2500
      190,402.97                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1402442                              .2500
       70,224.81                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            8.5000                         .5750

      1405007                              .2500
        9,744.05                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            8.5000                         .9500
1



      1405806                              .2500
      196,233.52                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1415636                              .5000
       19,858.53                          .0500
           12.3500                         .0000
           11.8500                         .0000
           11.8000                         .0000
            8.5000                        3.3000

      1421347                              .5000
       22,928.78                          .0500
           13.3750                         .0000
           12.8750                         .0000
           12.8250                         .0000
            8.5000                        4.3250

      1463364                              .5000
       84,717.08                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1465750                              .5000
       42,844.79                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
            8.5000                        1.8250

      1465766                              .5000
       69,977.12                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            8.5000                        1.0750

      1469514                              .5000
      131,424.95                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            8.5000                        1.4500

      1470089                              .5000
       55,259.01                          .0500
            9.3250                         .0000
            8.8250                         .0000
            8.7750                         .0000
            8.5000                         .2750
1



      1471846                              .5000
       77,506.58                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1479417                              .5000
       20,540.02                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
            8.5000                        2.2000

      1479420                              .5000
       96,496.39                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1480628                              .5000
       46,988.49                          .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
            8.5000                        1.5750

      1485186                              .5000
       72,778.27                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1488587                              .5000
      190,526.37                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1529981                              .5000
       27,894.60                          .0500
           11.4500                         .0000
           10.9500                         .0000
           10.9000                         .0000
            8.5000                        2.4000

      1532893                              .5000
       20,046.54                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250
1



      1538413                              .5000
       67,385.92                          .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
            8.5000                        1.5750

      1541291                              .2500
       13,502.37                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1542040                              .5000
       57,292.56                          .0500
            9.4500                         .0000
            8.9500                         .0000
            8.9000                         .0000
            8.5000                         .4000

      1542048                              .5000
      141,790.30                          .0500
           10.8000                         .0000
           10.3000                         .0000
           10.2500                         .0000
            8.5000                        1.7500

      1542400                              .5000
       34,900.52                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            8.5000                         .5750

      1543754                              .5000
        9,368.20                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1546600                              .5000
       51,486.51                          .0500
           10.9500                         .0000
           10.4500                         .0000
           10.4000                         .0000
            8.5000                        1.9000

      1546966                              .5000
       19,637.82                          .0500
           13.5000                         .0000
           13.0000                         .0000
           12.9500                         .0000
            8.5000                        4.4500
1



      1547245                              .5000
       42,106.60                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1547557                              .5000
       52,895.32                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1548605                              .5000
       40,147.09                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
            8.5000                        2.2000

      1549703                              .5000
       12,812.76                          .0500
           11.3750                         .0000
           10.8750                         .0000
           10.8250                         .0000
            8.5000                        2.3250

      1551011                              .5000
       71,277.68                          .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
            8.5000                        2.4500

      1552469                              .5000
       45,820.57                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
            8.5000                        1.8250

      1559259                              .5000
       47,746.15                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            8.5000                        1.0750

      1559277                              .5000
       21,262.07                          .0500
            9.7750                         .0000
            9.2750                         .0000
            9.2250                         .0000
            8.5000                         .7250
1



      1560836                              .5000
       40,669.00                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1561093                              .5000
       69,704.10                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            8.5000                         .5750

      1565451                              .5000
       44,381.41                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1567765                              .5000
       37,401.13                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1568138                              .5000
       28,356.60                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1568947                              .5000
       16,037.12                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1569692                              .5000
       21,204.39                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            8.5000                        1.4500

      1570022                              .5000
       29,114.88                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000
1



      1570336                              .5000
       30,804.55                          .0500
           14.7000                         .0000
           14.2000                         .0000
           14.1500                         .0000
            8.5000                        5.6500

      1572686                              .5000
       53,395.05                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            8.5000                         .5750

      1573568                              .5000
       47,841.22                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1573886                              .5000
       68,514.37                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.5000                         .3250

      1574361                              .5000
       32,277.83                          .0500
           10.8000                         .0000
           10.3000                         .0000
           10.2500                         .0000
            8.5000                        1.7500

      1575223                              .5000
       42,543.70                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            8.5000                        1.4500

      1575241                              .5000
       18,000.51                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
            8.5000                        2.7000

      1577716                              .5000
       28,026.04                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000
1



      1579958                              .5000
       21,513.33                          .0500
           11.4500                         .0000
           10.9500                         .0000
           10.9000                         .0000
            8.5000                        2.4000

      1583431                              .5000
      106,267.48                          .0500
           10.5250                         .0000
           10.0250                         .0000
            9.9750                         .0000
            8.5000                        1.4750

      1583690                              .5000
       21,901.41                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            8.5000                        1.4500

      1584906                              .5000
       21,555.95                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1585220                              .5000
       29,389.65                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1585373                              .5000
       92,155.97                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1587101                              .5000
       25,476.49                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            8.5000                        1.4500

      1587670                              .5000
       29,810.44                          .0500
           10.6000                         .0000
           10.1000                         .0000
           10.0500                         .0000
            8.5000                        1.5500
1



      1587688                              .5000
       16,096.62                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            8.5000                        1.2000

      1589027                              .5000
      133,467.80                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            8.5000                        1.2000

      1590472                              .5000
       42,980.77                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            8.5000                        1.0750

      1590688                              .5000
      163,221.26                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1599798                              .5000
       30,410.32                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1599849                              .5000
       26,867.11                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1599967                              .5000
       38,045.89                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1599999                              .5000
      211,343.36                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250
1



      1603672                              .5000
       25,152.39                          .0500
            9.9900                         .0000
            9.4900                         .0000
            9.4400                         .0000
            8.5000                         .9400

      1604053                              .5000
       11,453.33                          .0500
           12.2000                         .0000
           11.7000                         .0000
           11.6500                         .0000
            8.5000                        3.1500

      1604539                              .2500
       18,346.43                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            8.5000                         .9500

      1606135                              .5000
       17,959.19                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
            8.5000                        1.9500

      1608697                              .5000
       35,545.27                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1609123                              .5000
       36,423.39                          .0500
           10.7400                         .0000
           10.2400                         .0000
           10.1900                         .0000
            8.5000                        1.6900

      1615404                              .5000
       60,629.21                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            8.5000                         .5750

      1616093                              .5000
       21,206.74                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
            8.5000                        2.7000
1



      1617734                              .5000
       53,690.31                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
            8.5000                        1.8250

      1618254                              .5000
       16,572.83                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1618646                              .5000
       33,404.04                          .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
            8.5000                        1.5750

      1620608                              .5000
       22,608.22                          .0500
           13.3750                         .0000
           12.8750                         .0000
           12.8250                         .0000
            8.5000                        4.3250

      1622521                              .5000
       29,256.25                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1626025                              .5000
       10,153.92                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1628040                              .5000
       22,257.07                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1628205                              .5000
       49,941.40                          .0500
           11.9500                         .0000
           11.4500                         .0000
           11.4000                         .0000
            8.5000                        2.9000
1



      1628609                              .5000
       92,298.53                          .0500
            9.9900                         .0000
            9.4900                         .0000
            9.4400                         .0000
            8.5000                         .9400

      1629007                              .5000
       28,139.20                          .0500
            9.9500                         .0000
            9.4500                         .0000
            9.4000                         .0000
            8.5000                         .9000

      1629110                              .5000
       29,002.49                          .0500
           12.1500                         .0000
           11.6500                         .0000
           11.6000                         .0000
            8.5000                        3.1000

      1629114                              .5000
       89,361.33                          .0500
           10.7000                         .0000
           10.2000                         .0000
           10.1500                         .0000
            8.5000                        1.6500

      1629457                              .5000
       80,757.71                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
            8.5000                        1.8250

      1631054                              .5000
       12,080.10                          .0500
           11.7000                         .0000
           11.2000                         .0000
           11.1500                         .0000
            8.5000                        2.6500

      1808889                              .2500
        5,430.86                          .0500
           10.2000                         .0000
            9.9500                         .0000
            9.9000                         .0000
            8.5000                        1.4000
1



      1808916                              .2500
       77,000.39                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            8.5000                         .9500

  TOTAL NUMBER OF LOANS:       94
  TOTAL BALANCE........:          4,916,166.57


  RUN ON     : 03/29/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.16.58            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004819
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                       10.1275            8.8750     14.7000
  RFC NET RATE                          9.6752            8.6250     14.2000
  NET MTG RATE(INVSTR RATE)             9.6252            8.5750     14.1500
  POST STRIP RATE                       8.5000            8.5000      8.5000
  SUB SERV FEE                           .4522             .1250       .6250
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                 1.1252             .0750      5.6500







  TOTAL NUMBER OF LOANS:    94
  TOTAL BALANCE........:       4,916,166.57


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 08.16.58          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED GROUP I                    CUTOFF : 03/01/04
  POOL       : 0004819
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1270481          635/447             F           50,000.00         ZZ
                                         180          3,069.40          1
                                       9.250            514.60         50
                                       8.625            514.60
    TUCKERTON        NJ   08087          5            03/06/92         00
    4073164                              05           05/01/92          0
    2862027                              O            04/01/07
    0


    1285035          560/560             F          355,500.00         ZZ
                                         180        118,195.33          1
                                       8.875          3,579.33         75
                                       8.750          3,579.33
    WOODLAND HILLS   CA   91364          2            04/15/92         00
    220219968                            05           06/01/92          0
    158926402                            O            05/01/07
    0


    1286968          560/B71             F          350,000.00         T
                                         180        121,630.18          1
                                       8.875          3,523.95         77
                                       8.750          3,523.95
    AVALON           CA   90704          1            06/05/92         00
    220305155                            01           08/01/92          0
    442975108                            O            07/01/07
    0


    1306389          976/076             F          486,500.00         ZZ
                                         180        190,402.97          1
                                       8.875          4,898.30         70
                                       8.625          4,898.30
    LOS ANGELES      CA   90035          5            12/04/92         00
    10682336                             05           02/01/93          0
1


    929404                               O            01/01/08
    0


    1402442          249/G48             F          126,000.00         T
                                         180         70,224.81          1
                                       9.375          1,306.24         70
                                       9.125          1,306.24
    AMITYVILLE       NY   11701          1            01/04/95         00
    0657243                              05           02/01/95          0
    606056758                            O            01/01/10
    0


    1405007          405/943             F           38,500.00         ZZ
                                         180          9,744.05          1
                                       9.750            407.86         70
                                       9.500            407.86
    PHOENIX          AZ   85008          1            10/28/94         00
    577353626                            05           12/01/94          0
    3536265                              O            11/01/09
    0


    1405806          076/076             F          357,700.00         ZZ
                                         180        196,233.52          1
                                       8.875          3,601.49         79
                                       8.625          3,601.49
    TEMPLE           TX   76502          2            12/14/94         00
    14284902                             05           02/01/95          0
    4284902                              O            01/01/10
    0


    1415636          820/K61             F           36,940.00         ZZ
                                         180         19,858.53          1
                                      12.350            451.69         70
                                      11.850            451.69
    DENVER           CO   80207          5            01/25/95         00
    0800018525                           05           05/01/95          0
    01702113                             O            04/01/10
    0


    1421347          921/G06             F           35,000.00         ZZ
                                         180         22,928.78          1
                                      13.375            451.51         42
                                      12.875            451.51
    KILINGLY         CT   06239          5            06/02/95         00
    0655440014                           05           08/01/95          0
    103182                               O            07/01/10
    0


1


    1463364          921/G06             F          134,000.00         ZZ
                                         180         84,717.08          1
                                       9.750          1,419.55         79
                                       9.250          1,419.55
    AURORA           CO   80018          5            12/11/95         00
    0655437424                           05           02/01/96          0
    260018                               O            01/01/11
    0


    1465750          862/K61             F           45,500.00         ZZ
                                         180         42,844.79          1
                                      10.875            429.02         65
                                      10.375            429.02
    ONSET            MA   02258          1            11/10/95         00
    0800022667                           05           01/01/96          0
    7987803                              O            12/01/10
    0


    1465766          862/K61             F           75,000.00         ZZ
                                         180         69,977.12          1
                                      10.125            665.12         58
                                       9.625            665.12
    HAWAIIAN GARDEN  CA   90716          5            12/12/95         00
    0800022733                           05           02/01/96          0
    7984834                              O            01/01/11
    0


    1469514          948/K61             F          140,000.00         ZZ
                                         180        131,424.95          1
                                      10.500          1,280.64         39
                                      10.000          1,280.64
    MORAN            WY   83013          5            12/15/95         00
    0800023723                           05           02/01/96          0
    17497                                O            01/01/11
    0


    1470089          820/162             F           60,200.00         ZZ
                                         180         55,259.01          1
                                       9.325            498.53         70
                                       8.825            498.53
    KEYES            CA   95328          5            12/07/95         00
    301513                               05           02/01/96          0
    01607183                             N            01/01/11
    0


    1471846          664/K61             F          121,700.00         ZZ
                                         180         77,506.58          1
                                       9.750          1,289.25         80
                                       9.250          1,289.25
1


    ARLINGTON        TX   76018          1            01/31/96         00
    0800024028                           05           03/01/96          0
    2113785                              O            02/01/11
    0


    1479417          B38/K61             F           31,000.00         ZZ
                                         180         20,540.02          1
                                      11.250            357.23         65
                                      10.750            357.23
    LOUISVILLE       KY   40211          2            01/08/96         00
    0800025223                           05           03/01/96          0
    730175                               O            02/01/11
    0


    1479420          B38/K61             F          104,000.00         ZZ
                                         180         96,496.39          1
                                       9.875            903.08         80
                                       9.375            903.08
    PLANO            TX   75074          1            08/23/95         00
    0800025231                           05           10/01/95          0
    609764                               O            09/01/10
    0


    1480628          820/162             F           50,000.00         ZZ
                                         180         46,988.49          1
                                      10.625            462.05         75
                                      10.125            462.05
    YUCAIPA          CA   92399          5            01/16/96         00
    301541                               05           03/01/96          0
    1608191                              O            02/01/11
    0


    1485186          948/K61             F           83,000.00         ZZ
                                         180         72,778.27          1
                                       9.750            713.10         38
                                       9.250            713.10
    WEST COVINA      CA   91791          1            02/27/96         00
    0800028540                           05           04/01/96          0
    18332                                O            03/01/11
    0


    1488587          862/K61             F          210,000.00         ZZ
                                         180        190,526.37          1
                                       9.500          1,765.80         68
                                       9.000          1,765.80
    CAMINO           CA   95709          5            02/21/96         00
    0800029506                           05           04/01/96          0
    DA7976913                            O            03/01/11
    0
1




    1529981          751/K61             F           40,500.00         ZZ
                                         180         27,894.60          1
                                      11.450            471.84         63
                                      10.950            471.84
    SCRANTON         PA   18508          5            08/09/96         00
    0800042871                           05           09/15/96          0
    580325                               O            08/15/11
    0


    1532893          757/K61             F           29,200.00         ZZ
                                         180         20,046.54          1
                                       9.875            311.56         80
                                       9.375            311.56
    FORT VALLEY      GA   31030          2            10/10/96         00
    0800044471                           05           12/01/96          0
    2860476                              O            11/01/11
    0


    1538413          757/K61             F          100,000.00         ZZ
                                         180         67,385.92          1
                                      10.625          1,113.16         73
                                      10.125          1,113.16
    CLEVELAND        TN   37312          5            10/18/96         00
    0800047839                           05           12/01/96          0
    980409                               O            11/01/11
    0


    1541291          526/G02             F           27,000.00         ZZ
                                         180         13,502.37          1
                                       9.625            283.99         90
                                       9.375            283.99
    DUNCANVILLE      TX   75137          1            10/31/96         10
    0430084418                           05           12/01/96         25
    150902                               N            11/01/11
    0


    1542040          604/K61             F           62,000.00         ZZ
                                         180         57,292.56          1
                                       9.450            519.07         56
                                       8.950            519.07
    MANAHAWKIN       NJ   08050          5            04/18/96         00
    0800049736                           05           05/23/96          0
    77102261                             O            04/23/11
    0


    1542048          604/K61             F          149,250.00         ZZ
                                         180        141,790.30          1
1


                                      10.800          1,398.83         75
                                      10.300          1,398.83
    PLYMPTON         MA   02367          1            10/03/96         00
    0800049777                           05           12/01/96          0
    77105269                             N            11/01/11
    0


    1542400          A52/K61             F           50,400.00         ZZ
                                         180         34,900.52          1
                                       9.625            530.10         80
                                       9.125            530.10
    CRESENT          GA   31304          2            12/09/96         00
    0800050494                           05           02/01/97          0
    179615                               O            01/01/12
    0


    1543754          696/K61             F           25,700.00         ZZ
                                         120          9,368.20          1
                                       9.500            332.55         21
                                       9.000            332.55
    FALMOUTH         VA   22405          5            11/04/96         00
    0800051179                           05           12/01/96          0
    9010086                              O            11/01/06
    0


    1546600          894/K61             F           54,400.00         ZZ
                                         180         51,486.51          1
                                      10.950            516.01         80
                                      10.450            516.01
    YAKIMA           WA   98902          2            12/04/96         00
    0800052409                           05           02/01/97          0
    106353                               O            01/01/12
    0


    1546966          B96/K61             F           26,000.00         ZZ
                                         180         19,637.82          1
                                      13.500            337.57         50
                                      13.000            337.57
    MONTGOMERY       AL   36108          5            01/03/97         00
    0800015620                           05           03/01/97          0
    1546966                              O            02/01/12
    0


    1547245          E47/K61             F           45,000.00         ZZ
                                         180         42,106.60          1
                                       9.750            386.62         75
                                       9.250            386.62
    WORTON           MD   21678          5            11/13/96         00
    0800053092                           05           01/01/97          0
1


    2101500112                           O            12/01/11
    0


    1547557          E47/K61             F           56,250.00         ZZ
                                         180         52,895.32          1
                                       9.875            488.45         70
                                       9.375            488.45
    WASHINGTON       DC   20019          2            12/05/96         00
    0800053381                           07           02/01/97          0
    2101976112                           N            01/01/12
    0


    1548605          696/K61             F           56,000.00         ZZ
                                         180         40,147.09          1
                                      11.250            645.31         80
                                      10.750            645.31
    FREDERICKSBURG   VA   22407          5            01/14/97         00
    0800053985                           05           03/01/97          0
    9020126                              O            02/01/12
    0


    1549703          E22/K61             F           19,100.00         ZZ
                                         180         12,812.76          1
                                      11.375            221.61         80
                                      10.875            221.61
    PINEVILLE        LA   71360          1            12/18/96         00
    0800054579                           05           02/01/97          0
    0410289029                           O            01/01/12
    0


    1551011          F96/K61             F           97,500.00         ZZ
                                         180         71,277.68          2
                                      11.500          1,138.99         65
                                      11.000          1,138.99
    IRVINGTON TOWNS  NJ   07111          5            02/27/97         00
    0800055279                           05           04/01/97          0
    5039                                 O            03/01/12
    0


    1552469          757/K61             F           76,500.00         ZZ
                                         180         45,820.57          1
                                      10.875            863.51         85
                                      10.375            863.51
    MACON            GA   31211          2            01/10/97         23
    0800055790                           05           03/01/97          0
    2876357                              O            02/01/12
    0


1


    1559259          A52/K61             F           66,800.00         ZZ
                                         180         47,746.15          1
                                      10.125            722.95         80
                                       9.625            722.95
    NEWNAN           GA   30263          5            03/10/97         00
    0800059982                           05           05/01/97          0
    190962                               O            04/01/12
    0


    1559277          686/K61             F           30,000.00         ZZ
                                         180         21,262.07          1
                                       9.775            318.27         34
                                       9.275            318.27
    MESA             AZ   85202          5            03/11/97         00
    0800060063                           01           05/01/97          0
    030211554068                         N            04/01/12
    0


    1560836          962/K61             F           67,000.00         ZZ
                                         180         40,669.00          1
                                       9.875            714.88         75
                                       9.375            714.88
    WEST FARGO       ND   58078          5            03/17/97         00
    0800060899                           05           05/01/97          0
    1560836                              O            04/01/12
    0


    1561093          B68/K61             F           74,000.00         ZZ
                                         180         69,704.10          1
                                       9.625            628.99         68
                                       9.125            628.99
    WHITE CITY       OR   97503          2            01/08/97         00
    0800060998                           05           03/01/97          0
    118026001                            O            02/01/12
    0


    1565451          F34/K61             F           63,750.00         ZZ
                                         180         44,381.41          1
                                       9.500            665.70         75
                                       9.000            665.70
    MARGATE          FL   33063          5            03/12/97         00
    0800065005                           05           05/01/97          0
    9700062                              O            04/01/12
    0


    1567765          F34/K61             F           72,000.00         ZZ
                                         180         37,401.13          1
                                       9.500            751.85         80
                                       9.000            751.85
1


    FORT LAUDERDALE  FL   33311          5            03/24/97         00
    0800067449                           05           05/01/97          0
    9760052                              O            04/01/12
    0


    1568138          E22/K61             F           40,000.00         ZZ
                                         180         28,356.60          1
                                       9.875            426.79         62
                                       9.375            426.79
    MIAMI            FL   33142          5            03/19/97         00
    0800067712                           05           05/01/97          0
    0410376255                           O            04/01/12
    0


    1568947          A01/K61             F           51,000.00         ZZ
                                         180         16,037.12          1
                                       9.750            540.27         85
                                       9.250            540.27
    HOPKINSVILLE     KY   42240          2            03/24/97         23
    0800068264                           05           05/01/97          0
    97037923                             O            04/01/12
    0


    1569692          561/K61             F           30,000.00         ZZ
                                         180         21,204.39          1
                                      10.500            331.62         80
                                      10.000            331.62
    OCEAN CITY       MD   21842          1            04/15/97         00
    0800069221                           01           06/01/97          0
    9010927                              O            05/01/12
    0


    1570022          575/K61             F           42,600.00         ZZ
                                         180         29,114.88          1
                                       9.750            451.29         75
                                       9.250            451.29
    JACKSONVILLE     FL   32209          5            04/18/97         00
    0800069551                           05           06/01/97          0
    972305993                            O            05/01/12
    0


    1570336          H77/K61             F           31,500.00         ZZ
                                         180         30,804.55          1
                                      14.700            390.75         35
                                      14.200            390.75
    BRANDYWINE       MD   20613          5            03/31/97         00
    0800069817                           05           05/04/97          0
    51000000970                          O            04/04/12
    0
1




    1572686          E11/K61             F           75,000.00         ZZ
                                         180         53,395.05          1
                                       9.625            788.84         77
                                       9.125            788.84
    COTTAGE GROVE    MN   55016          5            04/23/97         00
    0800070815                           05           06/01/97          0
    42709424                             O            05/01/12
    0


    1573568          140/H62             F           65,700.00         ZZ
                                         180         47,841.22          1
                                      10.375            721.16         90
                                       9.875            721.16
    WEST HAMLIN      WV   25571          5            05/12/97         23
    0007208713                           05           07/01/97          0
    434610                               O            06/01/12
    0


    1573886          664/H62             F          100,000.00         ZZ
                                         180         68,514.37          1
                                       9.375          1,036.70         72
                                       8.875          1,036.70
    STANWOOD         WA   98292          5            05/07/97         00
    0007208556                           05           07/01/97          0
    2265551                              O            06/01/12
    0


    1574361          B32/K61             F           44,650.00         ZZ
                                         180         32,277.83          1
                                      10.800            501.90         75
                                      10.300            501.90
    WALLACE          NC   28466          5            03/20/97         00
    0800072514                           05           05/01/97          0
    924316                               O            04/01/12
    0


    1575223          147/K61             F           45,000.00         ZZ
                                         180         42,543.70          1
                                      10.500            411.64         45
                                      10.000            411.64
    DENVER           CO   80211          2            02/24/97         00
    0800076283                           05           04/01/97          0
    887868                               O            03/01/12
    0


    1575241          147/K61             F           25,500.00         ZZ
                                         180         18,000.51          1
1


                                      11.750            301.96         73
                                      11.250            301.96
    SILVER CREEK     MS   39663          5            02/06/97         00
    0800076408                           05           04/01/97          0
    887359                               O            03/01/12
    0


    1577716          963/H62             F           39,000.00         ZZ
                                         180         28,026.04          1
                                       9.750            413.16         67
                                       9.250            413.16
    MIAMI            FL   33147          5            05/20/97         00
    0007210776                           05           07/01/97          0
    970146                               O            06/01/12
    0


    1579958          H97/H62             F           29,925.00         ZZ
                                         180         21,513.33          1
                                      11.450            348.64         75
                                      10.950            348.64
    JACKSON          TN   38301          1            04/21/97         00
    0007201544                           05           06/01/97          0
    70404003                             O            05/01/12
    0


    1583431          G33/H62             F          111,440.00         ZZ
                                         180        106,267.48          1
                                      10.525          1,021.47         80
                                      10.025          1,021.47
    MESQUITE         TX   75181          1            05/06/97         00
    0007206188                           05           07/01/97          0
    9700002662                           O            06/01/12
    0


    1583690          560/K61             F           30,000.00         ZZ
                                         180         21,901.41          1
                                      10.500            331.62         16
                                      10.000            331.62
    RIPON            CA   95366          5            05/05/97         00
    0800078180                           05           07/01/97          0
    450775713                            O            06/01/12
    0


    1584906          A52/H62             F           29,750.00         ZZ
                                         180         21,555.95          1
                                      10.375            326.55         85
                                       9.875            326.55
    HOLLY SPRINGS    MS   38635          5            06/18/97         23
    0007218811                           05           08/01/97          0
1


    207888                               O            07/01/12
    0


    1585220          H76/H62             F           31,500.00         ZZ
                                         180         29,389.65          1
                                       9.875            273.53         75
                                       9.375            273.53
    HARTFORD         CT   06106          2            03/31/97         00
    0007210552                           05           05/04/97          0
    80617                                O            04/04/12
    0


    1585373          H77/H62             F           97,500.00         ZZ
                                         180         92,155.97          1
                                       9.750            837.68         75
                                       9.250            837.68
    CHESAPEAKE       VA   23325          5            04/30/97         00
    0007209653                           05           06/05/97          0
    1000000591                           O            05/05/12
    0


    1587101          F30/H62             F           35,000.00         ZZ
                                         180         25,476.49          1
                                      10.500            386.89         42
                                      10.000            386.89
    LAS VEGAS        NV   89110          5            05/14/97         00
    0007216195                           05           07/01/97          0
    SERRES                               O            06/01/12
    0


    1587670          G13/H62             F           63,000.00         ZZ
                                         180         29,810.44          1
                                      10.600            700.31         67
                                      10.100            700.31
    GARLAND          TX   75043          5            04/16/97         00
    0007216351                           05           06/01/97          0
    1096                                 N            05/01/12
    0


    1587688          G13/H62             F           34,400.00         ZZ
                                         180         16,096.62          1
                                      10.250            374.95         80
                                       9.750            374.95
    PORT RICHEY      FL   34668          1            05/23/97         00
    0007212996                           05           07/01/97          0
    1235A                                O            06/01/12
    0


1


    1589027          F96/H62             F          140,250.00         ZZ
                                         180        133,467.80          2
                                      10.250          1,256.78         85
                                       9.750          1,256.78
    GARFIELD CITY    NJ   07026          2            06/06/97         01
    0007216062                           05           08/01/97         12
    1439                                 O            07/01/12
    0


    1590472          G85/H62             F           59,100.00         ZZ
                                         180         42,980.77          1
                                      10.125            639.62         80
                                       9.625            639.62
    ENVILLE          TN   38332          1            06/27/97         00
    0007240708                           05           08/01/97          0
    940799                               O            07/01/12
    0


    1590688          736/H62             F          178,500.00         ZZ
                                         180        163,221.26          1
                                      10.375          1,616.15         75
                                       9.875          1,616.15
    MEDFORD          OR   97501          5            05/14/97         00
    0007215874                           05           07/01/97          0
    504687                               O            06/01/12
    0


    1599798          E06/H62             F           42,000.00         ZZ
                                         180         30,410.32          1
                                       9.875            448.13         75
                                       9.375            448.13
    SAN ANTONIO      TX   78245          5            06/26/97         00
    0007231509                           05           08/01/97          0
    97001512                             N            07/01/12
    0


    1599849          E06/H62             F           37,500.00         ZZ
                                         180         26,867.11          1
                                       9.875            400.11         75
                                       9.375            400.11
    SAN ANTONIO      TX   78239          5            06/26/97         00
    0007232127                           05           08/01/97          0
    97001513                             N            07/01/12
    0


    1599967          E06/H62             F           52,500.00         ZZ
                                         180         38,045.89          1
                                       9.875            560.16         75
                                       9.375            560.16
1


    SAN ANTONIO      TX   78221          5            06/26/97         00
    0007232192                           05           08/01/97          0
    97001510                             N            07/01/12
    0


    1599999          638/H62             F          222,400.00         ZZ
                                         180        211,343.36          1
                                      10.375          2,013.63         80
                                       9.875          2,013.63
    THE SEA RANCH    CA   95497          1            06/12/97         00
    0007234396                           03           08/01/97          0
    08633660                             O            07/01/12
    0


    1603672          E47/H62             F           35,000.00         ZZ
                                         180         25,152.39          1
                                       9.990            375.90         35
                                       9.490            375.90
    SAN BERNARDINO   CA   92411          5            06/24/97         00
    0007246002                           05           08/01/97          0
    501500913                            O            07/01/12
    0


    1604053          G13/H62             F           17,000.00         ZZ
                                         180         11,453.33          1
                                      12.200            206.22         57
                                      11.700            206.22
    TAHLEQUAH        OK   74464          5            06/12/97         00
    0007237571                           05           07/17/97          0
    01351                                O            06/17/12
    0


    1604539          E22/G02             F           25,200.00         ZZ
                                         180         18,346.43          1
                                       9.750            266.96         90
                                       9.500            266.96
    BURTON           MI   48529          1            07/08/97         04
    0410456586                           05           09/01/97         25
    410456586                            N            08/01/12
    0


    1606135          A52/H62             F           24,000.00         ZZ
                                         180         17,959.19          1
                                      11.000            272.78         80
                                      10.500            272.78
    JACKSON          AL   36545          5            07/29/97         00
    0007248818                           05           10/01/97          0
    215105                               O            09/01/12
    0
1




    1608697          180/H62             F           50,000.00         ZZ
                                         180         35,545.27          1
                                       9.875            533.49         76
                                       9.375            533.49
    HUNSTVILLE       AL   35810          2            07/01/97         00
    0007249741                           05           08/01/97          0
    4998480                              O            07/01/12
    0


    1609123          J71/H62             F           49,875.00         ZZ
                                         180         36,423.39          2
                                      10.740            465.20         75
                                      10.240            465.20
    INDIANAPOLIS     IN   46217          5            02/10/97         00
    0007252265                           05           04/01/97          0
    PATTERSON                            N            03/01/12
    0


    1615404          E22/H62             F           85,500.00         ZZ
                                         180         60,629.21          1
                                       9.625            899.27         73
                                       9.125            899.27
    GRANITE QUARRY   NC   28072          2            07/25/97         00
    0410451348                           05           09/01/97          0
    410451348                            O            08/01/12
    0


    1616093          G33/H62             F           28,100.00         ZZ
                                         180         21,206.74          1
                                      11.750            332.75         75
                                      11.250            332.75
    CLUTE            TX   77531          1            07/18/97         00
    0007259823                           05           09/01/97          0
    4340                                 N            08/01/12
    0


    1617734          G33/H62             F           58,000.00         ZZ
                                         180         53,690.31          1
                                      10.875            546.88         80
                                      10.375            546.88
    HOUSTON          TX   77018          1            07/30/97         00
    0007259856                           03           09/01/97          0
    4549                                 O            08/01/12
    0


    1618254          E22/H62             F           57,000.00         ZZ
                                         180         16,572.83          1
1


                                       9.500            595.21         68
                                       9.000            595.21
    FLORISSANT       MO   63033          5            07/31/97         00
    0410484273                           05           09/01/97          0
    410484273                            O            08/01/12
    0


    1618646          140/H62             F           44,800.00         ZZ
                                         180         33,404.04          1
                                      10.625            498.70         80
                                      10.125            498.70
    RAGLAND,         WV   25690          5            08/22/97         00
    0007284094                           05           10/01/97          0
    436747                               O            09/01/12
    0


    1620608          685/H62             F           29,000.00         ZZ
                                         180         22,608.22          1
                                      13.375            374.10         65
                                      12.875            374.10
    TOWNSEND         MT   59644          5            07/03/97         00
    0007261050                           05           09/01/97          0
    330073                               O            08/01/12
    0


    1622521          140/H62             F           40,800.00         ZZ
                                         180         29,256.25          1
                                       9.250            419.91         85
                                       8.750            419.91
    MEMPHIS          TN   38109          2            08/06/97         23
    0007276199                           05           10/01/97          0
    436803                               O            09/01/12
    0


    1626025          180/H62             F           18,400.00         ZZ
                                         180         10,153.92          1
                                       9.500            192.14         80
                                       9.000            192.14
    OKLAHOMA CITY    OK   73107          1            08/14/97         00
    0007278096                           05           10/01/97          0
    12053674                             O            09/01/12
    0


    1628040          757/H62             F           30,500.00         ZZ
                                         180         22,257.07          1
                                       9.250            313.91         59
                                       8.750            313.91
    CARROLLTON       GA   30117          5            08/29/97         00
    0007284151                           05           11/01/97          0
1


    3160397                              O            10/01/12
    0


    1628205          E47/H62             F           65,700.00         ZZ
                                         180         49,941.40          1
                                      11.950            786.40         90
                                      11.450            786.40
    FRESNO           CA   93727          5            07/07/97         23
    0007277452                           05           09/01/97          0
    0501852913                           O            08/01/12
    0


    1628609          E47/H62             F          129,600.00         ZZ
                                         180         92,298.53          1
                                       9.990          1,391.90         80
                                       9.490          1,391.90
    BARTLETT         IL   60103          5            08/08/97         00
    0007277981                           07           10/01/97          0
    0500143922                           O            09/01/12
    0


    1629007          921/H62             F           38,250.00         ZZ
                                         180         28,139.20          1
                                       9.950            409.87         90
                                       9.450            409.87
    PAWHUSKA         OK   74056          1            08/29/97         23
    0007278963                           05           10/01/97          0
    SELL                                 O            09/01/12
    0


    1629110          E47/H62             F           37,800.00         ZZ
                                         180         29,002.49          1
                                      12.150            457.32         89
                                      11.650            457.32
    ELLABELL         GA   31308          5            08/05/97         23
    0007279144                           05           10/01/97          0
    ZORK                                 O            09/01/12
    0


    1629114          E47/H62             F           93,600.00         ZZ
                                         180         89,361.33          1
                                      10.700            870.23         80
                                      10.200            870.23
    TORRANCE         CA   90501          1            08/01/97         00
    0007279177                           01           10/01/97          0
    WHALEN                               O            09/01/12
    0


1


    1629457          G33/H62             F           85,000.00         ZZ
                                         180         80,757.71          1
                                      10.875            801.46         49
                                      10.375            801.46
    WINTER HAVEN     FL   33880          1            07/30/97         00
    0007283021                           05           09/01/97          0
    9700005048                           O            08/01/12
    0


    1631054          G13/H62             F           16,000.00         ZZ
                                         180         12,080.10          1
                                      11.700            188.95         24
                                      11.200            188.95
    GREENVILLE       SC   29617          2            08/26/97         00
    0007284540                           05           10/02/97          0
    1863                                 O            09/02/12
    0


    1808889          593/447             F           32,000.00         ZZ
                                         180          5,430.86          1
                                      10.200            347.80         45
                                       9.950            347.80
    CLARKSTON        WA   99403          1            07/24/90         00
    2876980                              05           09/01/90          0
    5176466                              O            08/01/05
    0


    1808916          593/447             F          252,000.00         ZZ
                                         180         77,000.39          1
                                       9.750          2,669.60         70
                                       9.500          2,669.60
    PROVO            UT   84604          1            11/05/91         00
    2883956                              05           01/01/92          0
    5460597                              O            12/01/06
    0

   TOTAL NUMBER OF LOANS   :         94

   TOTAL ORIGINAL BALANCE  :     7,306,730.00

   TOTAL PRINCIPAL BALANCE :     4,916,166.57

   TOTAL ORIGINAL P+I      :        73,949.40

   TOTAL CURRENT P+I       :        73,949.40


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                                    EXHIBIT F-4

                                              GROUP III LOAN SCHEDULE


  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.18.49           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1  FIXED GROUP II                  CUTOFF : 03/01/04
  POOL       : 0004820
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  -------------------------------------------------------------------------

      1259789                              .5000
      151,536.30                          .0500
            8.1250                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1268432                              .7500
       86,615.55                          .0500
            7.8750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1282496                              .2500
      131,554.12                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1282626                              .8750
       60,600.54                          .0500
            8.7500                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1283370                              .2500
      113,523.98                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1283977                              .2500
       22,484.23                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500
1



      1284317                              .8000
       42,610.86                          .0500
            9.0500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1285429                              .2500
      158,904.44                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1285922                              .5000
       80,484.80                          .0500
            8.9450                         .0000
            8.4450                         .0000
            8.3950                         .0000
            7.0000                        1.3950

      1287242                              .5500
       89,511.64                          .0500
            8.7500                         .0000
            8.2000                         .0000
            8.1500                         .0000
            7.0000                        1.1500

      1288190                              .2500
       87,371.82                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1288419                              .3750
      174,529.93                          .0500
            8.0000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1289245                              .2500
      170,266.06                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1289866                              .1250
       34,445.20                          .0500
            8.3750                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000
1



      1289884                              .1250
       32,605.55                          .0500
            8.5000                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1291559                              .2500
       77,357.35                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1291729                              .2500
      112,003.65                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1291842                              .2500
       75,241.33                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1292207                             1.0000
       36,530.90                          .0500
            8.1250                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1293212                              .2500
      122,175.50                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1293243                              .2500
      117,450.84                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1294341                              .2500
       52,590.26                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1294383                             1.2500
       54,145.21                          .0500
            8.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1294502                              .2500
      120,848.67                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1294509                              .2500
      154,686.59                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1294877                              .2500
       47,160.58                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1295168                             1.2500
       28,428.29                          .0500
            8.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1295312                             1.0000
       26,644.37                          .0500
            8.1250                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1295385                              .2500
        9,994.58                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1297609                              .2500
       82,975.51                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      1297673                              .2500
      143,294.07                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1297713                              .2500
      135,815.06                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1298709                              .6250
       47,985.94                          .0500
            8.5000                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1298724                              .1250
       91,203.38                          .0500
            7.7500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1298808                              .2500
      189,270.47                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1298836                              .2500
      179,290.69                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1299187                              .2500
      124,437.31                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1299216                              .2500
      141,734.63                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1300631                              .2500
      134,607.65                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1300769                              .2500
      166,016.59                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1300833                              .2500
       55,314.99                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1300969                              .1250
      151,039.56                          .0500
            7.7500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1301645                              .2750
      197,242.53                          .0500
            7.4000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1301808                              .2500
       18,627.77                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1302974                              .2500
      125,152.97                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1302990                              .7500
       43,384.65                          .0500
            8.8750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750
1



      1303132                              .5500
       87,800.44                          .0500
            8.6250                         .0000
            8.0750                         .0000
            8.0250                         .0000
            7.0000                        1.0250

      1303155                              .2750
      124,289.86                          .0500
            7.9000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1303575                              .8750
       70,886.27                          .0500
            8.7500                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1303794                              .7500
       92,032.35                          .0500
            7.8750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1304347                              .2500
       32,355.64                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1306008                              .1250
      133,702.31                          .0500
            7.3750                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1306320                              .2500
      230,317.40                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1306359                              .2500
      143,222.22                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      1306373                              .5500
       93,472.65                          .0500
            7.7500                         .0000
            7.2000                         .0000
            7.1500                         .0000
            7.0000                         .1500

      1306763                              .6250
       84,564.85                          .0500
            7.7500                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1307196                              .6250
       58,981.75                          .0500
            8.0000                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1308038                              .2500
      358,596.82                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1308316                              .2500
       78,331.56                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1308350                              .2500
      142,787.58                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1308382                              .2500
      121,216.71                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1308666                              .3750
      147,721.28                          .0500
            7.5000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1308818                              .2500
      165,955.93                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1310046                              .3750
       30,040.33                          .0500
            8.2500                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1310571                              .2500
       65,450.95                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1310861                              .2500
      222,948.97                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1311639                              .2500
       25,629.90                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1311643                              .1250
      127,514.82                          .0500
            7.5000                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1312051                              .2500
      148,632.68                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1312438                              .2500
      144,033.10                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      1312821                              .2500
      228,397.33                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1313640                              .1250
       49,792.09                          .0500
            8.5000                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1314514                              .2500
      149,423.97                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1314675                              .2500
       74,288.71                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1314980                              .2500
      183,107.22                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1314999                              .2500
      175,954.35                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1315327                              .2500
      101,067.56                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1315694                              .2500
        5,349.42                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250
1



      1316573                              .2500
       50,682.36                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1316909                              .2500
       82,396.98                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1317858                              .3750
      213,643.31                          .0500
            7.5000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1318054                              .2500
      134,738.74                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1318087                             1.1250
      114,076.31                          .0500
            8.2500                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1318275                              .7500
       17,042.83                          .0500
            8.3750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1318295                              .2500
      169,875.83                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1318322                              .2500
       42,811.22                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      1318502                              .2500
      137,740.12                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1318715                             1.1250
       16,965.06                          .0500
            8.7500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1318877                              .2500
      191,871.52                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1319379                              .2500
      205,282.84                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1319410                              .5000
       83,096.45                          .0500
            8.1250                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1319600                              .2500
      222,823.75                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1319651                              .3750
       68,032.35                          .0500
            7.5000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1319840                              .8750
       95,084.22                          .0500
            8.5000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1320068                              .5000
      139,004.94                          .0500
            7.7500                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1320251                              .2500
       53,494.43                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1320806                              .2500
       80,627.26                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1320957                              .2500
      154,827.81                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1321132                              .2500
       64,901.35                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1321285                             1.0000
       95,938.83                          .0500
            8.1250                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1321294                              .2500
       21,386.71                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1321307                              .2500
      198,075.40                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1321401                              .2500
      150,088.67                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1321473                              .7500
       29,015.64                          .0500
            8.3750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1322425                              .2500
      138,467.56                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1322448                              .2500
      155,279.69                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1322726                              .6250
       17,558.69                          .0500
            7.7500                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1322729                              .5000
      125,619.40                          .0500
            7.6250                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1323203                              .2500
      180,438.72                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1323454                              .2500
      316,567.61                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1324668                              .2500
      189,051.90                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1324806                              .2500
      240,238.21                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1324864                              .5000
      179,104.98                          .0500
            7.6250                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1325155                              .1250
      190,629.85                          .0500
            7.6250                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1325177                              .2500
      155,279.92                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1325199                              .2500
      138,021.88                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1325240                              .2500
      392,258.96                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1325731                             1.3750
       54,719.84                          .0500
            8.5000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1325757                             1.5000
       23,527.35                          .0500
            8.6250                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1325763                              .8750
       27,884.17                          .0500
            8.0000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1326113                              .2500
      176,373.05                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1326396                              .2500
      387,282.18                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1326900                              .6250
      157,714.71                          .0500
            7.7500                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1327141                              .2500
      157,988.68                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1327315                              .3750
      161,465.66                          .0500
            7.5000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1328000                              .6250
       90,543.41                          .0500
            8.2500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1328944                              .2500
      137,448.19                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1328972                              .2500
      129,405.68                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1330173                              .2500
       88,372.37                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1330682                              .2500
      137,092.74                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1330694                              .2500
      157,591.81                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1330935                              .2500
      135,199.56                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1331174                              .1250
      302,805.67                          .0500
            7.5000                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1331502                              .5000
      135,866.79                          .0500
            7.6250                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1332092                              .2500
      135,564.74                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1332293                              .1250
      271,355.73                          .0500
            7.7500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1332451                              .2500
      269,925.94                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1332708                              .2500
      197,635.25                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1332875                              .2500
      122,674.28                          .0500
            7.4000                         .0000
            7.1500                         .0000
            7.1000                         .0000
            7.0000                         .1000

      1332995                              .3750
      232,164.46                          .0500
            7.5000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1333357                              .7500
       33,424.75                          .0500
            7.8750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1333679                              .2500
      166,670.09                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      1335600                              .2500
      138,556.46                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1335604                              .2500
      201,880.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1335723                              .2500
      161,505.31                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1336845                              .2500
      143,880.47                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1338130                              .2500
      228,258.66                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1338711                              .2500
      121,594.87                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1339639                              .2500
       95,372.29                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1340347                              .1250
      143,295.20                          .0500
            7.5000                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      1341393                              .2500
      138,863.32                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1341508                              .2500
      153,563.51                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1381812                              .1250
      242,668.32                          .0500
            7.2500                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1383622                              .1700
       90,344.53                          .0500
            8.5000                         .0000
            8.3300                         .0000
            8.2800                         .0000
            7.0000                        1.2800

      1394886                              .2500
      172,771.38                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1397197                              .1700
      191,816.00                          .0500
            8.1250                         .0000
            7.9550                         .0000
            7.9050                         .0000
            7.0000                         .9050

      1404559                              .2500
      131,724.16                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1414894                              .2500
       58,535.96                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250
1



      1417312                              .2500
      375,835.98                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1419747                              .2500
      151,337.56                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1421196                              .7500
       37,004.40                          .0500
            8.6250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1424528                              .2500
      337,014.73                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1433317                              .2500
      246,380.65                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1434563                              .2500
      261,849.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1435838                              .2500
      252,037.17                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1469484                              .5000
       18,476.28                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500
1



      1469538                              .5000
        5,065.54                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1482462                              .5000
       38,018.33                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1490316                              .5000
       72,227.50                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1543422                              .5000
       50,871.41                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1556991                              .5000
       40,132.52                          .0500
            7.8750                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1575426                              .2500
       34,251.93                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1577847                              .2500
       40,780.12                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1579510                              .2500
       40,794.17                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      1587936                              .5000
       94,584.49                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1588007                              .5000
       27,483.19                          .0500
            8.2500                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1596207                              .5000
       24,656.87                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1601986                              .2500
      104,434.43                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1605459                              .2500
       40,864.24                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1607843                              .2500
       31,289.90                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1614092                              .2500
       50,776.64                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1617698                              .5000
       23,871.03                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250
1



      1620716                              .5000
       85,320.08                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1622636                              .2500
      187,813.50                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1624386                              .2500
       31,246.21                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1629040                              .5000
       70,006.24                          .0500
            8.2000                         .0000
            7.7000                         .0000
            7.6500                         .0000
            7.0000                         .6500

      1629339                              .5000
       54,875.38                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1630401                              .2500
       43,355.80                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1639139                              .2500
      229,649.61                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1666350                              .2500
       42,429.93                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000
1



      1671182                              .2500
      267,060.55                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1671207                              .2500
      391,689.05                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1674855                              .2500
       81,953.93                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1678640                              .2500
      142,413.75                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1678740                              .2500
      249,529.15                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1678780                              .2500
       27,883.66                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1678830                              .2500
      255,338.50                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1679321                              .2500
      277,136.78                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      1681419                              .2500
      335,166.08                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1687854                              .2500
      154,124.83                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1687885                              .2500
      275,489.33                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1690965                              .2500
       28,056.68                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1691101                              .2500
       70,968.70                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1697558                              .2500
       85,245.50                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1701146                              .2500
       65,803.06                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1721511                              .2500
       97,330.30                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000
1



      1730278                              .2500
      370,597.42                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1731051                              .2500
      295,652.76                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1736216                              .2500
      279,073.08                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1746444                              .2500
       33,920.13                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1747172                              .2500
      216,574.37                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1747326                              .2500
      319,067.92                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1750359                              .2500
      311,733.93                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1750794                              .2500
      270,321.40                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1758505                              .2500
       18,393.11                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1774743                              .2500
      376,809.95                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1774951                              .2500
      260,051.63                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1781177                              .2500
      179,603.65                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1781637                              .2500
       66,766.08                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1788524                              .2500
       73,084.80                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1808891                              .2500
      140,073.72                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1808955                              .2500
      304,406.13                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500
1



      1836627                              .2500
      261,547.05                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1840213                              .2500
       48,951.51                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1847632                              .2500
       63,711.17                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1888809                              .2500
      299,599.23                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1926846                              .2500
       20,442.99                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1927635                              .2500
      117,690.02                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1928466                              .2500
       29,101.21                          .0500
            7.6900                         .0000
            7.4400                         .0000
            7.3900                         .0000
            7.0000                         .3900

      1952286                              .2500
        7,937.85                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1957673                              .2500
      297,495.25                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1958294                              .2500
      284,332.06                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      2930500                              .2500
      290,883.20                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      2992652                              .2500
      177,059.25                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      2992662                              .2500
      266,757.49                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      2992670                              .2500
      297,962.12                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      2992676                              .2500
      167,944.00                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      3018312                              .2500
      335,823.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      3048139                              .2500
      296,475.54                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4321243                              .2500
       41,737.01                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4416414                              .2500
       63,751.71                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      4516267                              .2500
       17,666.36                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4831193                              .2500
      348,648.10                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

  TOTAL NUMBER OF LOANS:      243
  TOTAL BALANCE........:         33,156,505.37


  RUN ON     : 03/29/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.18.49            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004820
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                        7.7109            7.2500      9.0500
  RFC NET RATE                          7.4223            7.1250      8.5000
  NET MTG RATE(INVSTR RATE)             7.3723            7.0750      8.4500
  POST STRIP RATE                       7.0000            7.0000      7.0000
  SUB SERV FEE                           .2886             .1250      1.5000
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3723             .0750      1.4500







  TOTAL NUMBER OF LOANS:   243
  TOTAL BALANCE........:      33,156,505.37


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 08.18.49          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED GROUP II                   CUTOFF : 03/01/04
  POOL       : 0004820
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1259789          635/070             F          500,000.00         ZZ
                                         180        151,536.30          1
                                       8.125          4,814.42         42
                                       7.625          4,814.42
    MENDHAM TWP      NJ   07926          5            01/31/92         00
    006407123                            05           04/01/92          0
    2766517                              O            03/01/07
    0


    1268432          635/447             F          240,000.00         ZZ
                                         180         86,615.55          1
                                       7.875          2,276.28         74
                                       7.125          2,276.28
    LUMBERTON        NJ   08048          1            10/08/92         00
    4073102                              05           12/01/92          0
    2855039                              O            11/01/07
    0


    1282496          487/X14             F          390,000.00         ZZ
                                         180        131,554.12          1
                                       8.250          3,783.55         71
                                       8.000          3,783.55
    WEST ORANGE      NJ   07052          2            07/24/92         00
    8012835966                           05           09/01/92          0
    7000005872                           O            08/01/07
    0


    1282626          201/M32             F          172,000.00         ZZ
                                         180         60,600.54          1
                                       8.750          1,719.06         69
                                       7.875          1,719.06
    COUNTY OF MIDDL  NJ   08824          2            06/29/92         00
    305568099                            05           09/01/92          0
1


    180057570                            O            08/01/07
    0


    1283370          070/070             F          337,500.00         ZZ
                                         180        113,523.98          1
                                       8.625          3,348.27         34
                                       8.375          3,348.27
    GLENDORA         CA   91740          2            05/08/92         00
    006676676                            05           07/01/92          0
    6676676                              O            06/01/07
    0


    1283977          142/670             F           68,000.00         ZZ
                                         180         22,484.23          1
                                       8.750            679.63         51
                                       8.500            679.63
    WANAQUE          NJ   07465          2            04/08/92         00
    3101853643                           05           06/01/92          0
    3404024                              O            05/01/07
    0


    1284317          169/076             F          235,000.00         ZZ
                                         180         42,610.86          1
                                       9.050          2,390.53         70
                                       8.250          2,390.53
    BARRINGTON       IL   60010          2            03/26/92         00
    15878875                             05           05/01/92          0
    9101756                              O            04/01/07
    0


    1285429          623/985             F          475,000.00         ZZ
                                         180        158,904.44          1
                                       8.500          4,677.52         74
                                       8.250          4,677.52
    SOUTH BARRINGTO  IL   60010          2            05/27/92         00
    0200487361                           05           07/01/92          0
    2061612                              O            06/01/07
    0


    1285922          478/K61             F          231,200.00         ZZ
                                         180         80,484.80          1
                                       8.945          2,337.43         80
                                       8.445          2,337.43
    ENCINITAS        CA   92024          2            06/04/92         00
    0800092777                           03           08/01/92          0
    141278449                            O            07/01/07
    0


1


    1287242          556/070             F          293,250.00         ZZ
                                         180         89,511.64          1
                                       8.750          2,930.89         75
                                       8.200          2,930.89
    ROCKVILLE        MD   20854          2            06/12/92         00
    006413357                            05           08/01/92          0
    93765                                O            07/01/07
    0


    1288190          157/181             F          257,000.00         ZZ
                                         180         87,371.82          1
                                       7.875          2,437.52         78
                                       7.625          2,437.52
    RICHMOND         CA   94803          2            07/16/92         00
    0001151343                           03           09/01/92          0
    9122748                              O            08/01/07
    0


    1288419          664/070             F          500,000.00         ZZ
                                         180        174,529.93          1
                                       8.000          4,778.27         75
                                       7.625          4,778.27
    LOS ANGELES      CA   90027          2            07/30/92         00
    006417707                            05           10/01/92          0
    0542217                              O            09/01/07
    0


    1289245          353/S48             F          630,000.00         ZZ
                                         180        170,266.06          1
                                       7.875          5,975.24         55
                                       7.625          5,975.24
    HONOLULU         HI   96816          2            08/04/92         00
    4162488433                           05           09/01/92          0
    52972                                O            08/01/07
    0


    1289866          560/B71             F          100,000.00         ZZ
                                         180         34,445.20          1
                                       8.375            977.43         42
                                       8.250            977.43
    WANTAGH          NY   11793          1            07/01/92         00
    220325658                            05           09/01/92          0
    138386404                            O            08/01/07
    0


    1289884          560/B71             F           95,500.00         ZZ
                                         180         32,605.55          2
                                       8.500            940.43         55
                                       8.375            940.43
1


    CRANSTON         RI   02920          2            06/23/92         00
    220329866                            05           08/01/92          0
    196020002                            O            07/01/07
    0


    1291559          073/070             F          225,000.00         ZZ
                                         180         77,357.35          1
                                       8.625          2,232.18         85
                                       8.375          2,232.18
    HAMBURG          PA   19526          1            06/05/92         10
    006417302                            05           08/01/92         20
    1264062                              O            07/01/07
    0


    1291729          150/070             F          373,600.00         ZZ
                                         180        112,003.65          1
                                       8.125          3,597.33         80
                                       7.875          3,597.33
    PETALUMA         CA   94954          2            07/07/92         00
    006416342                            05           09/01/92          0
    1365576                              O            08/01/07
    0


    1291842          367/367             F          233,000.00         ZZ
                                         180         75,241.33          1
                                       7.875          2,209.89         80
                                       7.625          2,209.89
    MCLEAN           VA   22101          2            07/23/92         00
    0099114082                           05           09/01/92          0
    75114082                             O            08/01/07
    0


    1292207          635/447             F          100,000.00         ZZ
                                         180         36,530.90          1
                                       8.125            962.89         29
                                       7.125            962.89
    NORTH WOODMERE   NY   11581          2            10/13/92         00
    4074041                              05           12/01/92          0
    2989366                              O            11/01/07
    0


    1293212          070/070             F          350,000.00         ZZ
                                         180        122,175.50          1
                                       8.000          3,344.78         27
                                       7.750          3,344.78
    MONTE SERENO     CA   95030          1            08/04/92         00
    007003946                            05           10/01/92          0
    7003946                              O            09/01/07
    0
1




    1293243          334/M32             F          590,000.00         ZZ
                                         180        117,450.84          1
                                       7.750          5,553.53         59
                                       7.500          5,553.53
    MONTEREY         CA   93940          5            07/16/92         00
    009757873                            05           09/01/92          0
    975787                               O            08/01/07
    0


    1294341          573/070             F          340,000.00         ZZ
                                         180         52,590.26          1
                                       7.875          3,224.73         68
                                       7.625          3,224.73
    SAN FRANCISCO    CA   94118          2            09/30/92         00
    006423836                            05           12/01/92          0
    799670                               O            11/01/07
    0


    1294383          334/M32             F          232,500.00         ZZ
                                         180         54,145.21          1
                                       8.750          2,323.72         75
                                       7.500          2,323.72
    MOUNTAIN VIEW    CA   94040          5            07/27/92         00
    009757162                            05           09/01/92          0
    975716                               O            08/01/07
    0


    1294502          070/070             F          350,000.00         ZZ
                                         180        120,848.67          1
                                       7.750          3,294.47         22
                                       7.500          3,294.47
    ATHERTON         CA   94027          5            08/04/92         00
    006905111                            05           10/01/92          0
    6905111                              O            09/01/07
    0


    1294509          070/070             F          448,000.00         ZZ
                                         180        154,686.59          1
                                       7.750          4,216.92         65
                                       7.500          4,216.92
    SANTA MONICA     CA   90403          2            08/06/92         00
    006933539                            05           10/01/92          0
    6933539                              O            09/01/07
    0


    1294877          637/447             F          400,000.00         ZZ
                                         180         47,160.58          1
1


                                       7.500          3,708.05         40
                                       7.250          3,708.05
    MONTE SERENO     CA   95030          2            07/27/92         00
    2839144                              05           09/01/92          0
    1708890                              O            08/01/07
    0


    1295168          635/447             F           77,000.00         ZZ
                                         180         28,428.29          1
                                       8.375            752.62         61
                                       7.125            752.62
    RINGWOOD         NJ   07456          1            10/15/92         00
    4074119                              05           12/01/92          0
    3001815                              O            11/01/07
    0


    1295312          635/447             F           75,000.00         ZZ
                                         180         26,644.37          1
                                       8.125            722.17         42
                                       7.125            722.17
    NORTH BRUNSWICK  NJ   08902          1            09/23/92         00
    4074122                              09           11/01/92          0
    3002656                              O            10/01/07
    0


    1295385          531/181             F          250,000.00         ZZ
                                         180          9,994.58          1
                                       7.875          2,371.12         78
                                       7.625          2,371.12
    LIVERMORE        CA   94550          2            09/17/92         00
    0001091778                           05           11/01/92          0
    30572486                             O            10/01/07
    0


    1297609          334/M32             F          500,000.00         ZZ
                                         180         82,975.51          1
                                       7.625          4,670.65         18
                                       7.375          4,670.65
    BEVERLY HILLS    CA   90210          2            08/24/92         00
    009782616                            05           10/01/92          0
    978261                               O            09/01/07
    0


    1297673          070/070             F          404,400.00         ZZ
                                         180        143,294.07          1
                                       7.875          3,835.53         80
                                       7.625          3,835.53
    LOS ANGELES      CA   90066          2            09/04/92         00
    007053932                            05           11/01/92          0
1


    7053932                              O            10/01/07
    0


    1297713          003/B86             F          391,200.00         ZZ
                                         180        135,815.06          1
                                       7.875          3,710.34         80
                                       7.625          3,710.34
    MARIETTA         GA   30068          2            08/31/92         00
    6000220175                           05           10/01/92          0
    38933                                O            09/01/07
    0


    1298709          052/670             F          500,000.00         ZZ
                                         180         47,985.94          1
                                       8.500          4,923.70         70
                                       7.875          4,923.70
    NORTH HILLS      NY   11576          5            08/25/92         00
    3117763583                           01           10/01/92          0
    196728                               O            09/01/07
    0


    1298724          560/B71             F          344,000.00         ZZ
                                         180         91,203.38          1
                                       7.750          3,237.99         70
                                       7.625          3,237.99
    ENGLEWOOD        CO   80111          2            08/28/92         00
    220408405                            05           11/01/92          0
    448308502                            O            10/01/07
    0


    1298808          070/070             F          543,000.00         ZZ
                                         180        189,270.47          1
                                       8.125          5,228.45         75
                                       7.875          5,228.45
    REDONDO BEACH    CA   90277          1            08/26/92         00
    006916406                            05           10/01/92          0
    6916406                              O            09/01/07
    0


    1298836          070/070             F          525,000.00         ZZ
                                         180        179,290.69          1
                                       7.500          4,866.81         75
                                       7.250          4,866.81
    LOS ANGELES      CA   90027          2            08/27/92         00
    007056935                            05           10/01/92          0
    7056935                              O            09/01/07
    0


1


    1299187          028/070             F          348,000.00         ZZ
                                         180        124,437.31          1
                                       7.625          3,250.77         64
                                       7.375          3,250.77
    CORTE MADERA     CA   94925          2            10/06/92         00
    006425459                            05           12/01/92          0
    098971789                            O            11/01/07
    0


    1299216          570/070             F          400,000.00         ZZ
                                         180        141,734.63          1
                                       7.875          3,793.80         43
                                       7.625          3,793.80
    ROLLING HILLS E  CA   90274          2            08/25/92         00
    006420743                            05           11/01/92          0
    6417398                              O            10/01/07
    0


    1300631          637/447             F          389,100.00         ZZ
                                         180        134,607.65          1
                                       7.875          3,690.42         76
                                       7.625          3,690.42
    LONGWOOD         FL   32779          2            09/03/92         00
    2844047                              03           10/01/92          0
    2103737                              O            09/01/07
    0


    1300769          013/S48             F          495,000.00         ZZ
                                         180        166,016.59          1
                                       7.750          4,659.31         30
                                       7.500          4,659.31
    SAN MARINO       CA   91108          5            09/10/92         00
    0010706299                           05           11/01/92          0
    25000722                             O            10/01/07
    0


    1300833          375/070             F          429,750.00         ZZ
                                         180         55,314.99          1
                                       7.750          4,045.13         70
                                       7.500          4,045.13
    COLLEYVILLE      TX   76034          2            08/24/92         00
    006423113                            03           10/01/92          0
    4043877                              O            09/01/07
    0


    1300969          560/B71             F          431,200.00         ZZ
                                         180        151,039.56          1
                                       7.750          4,058.78         80
                                       7.625          4,058.78
1


    GRANADA HILLS    CA   91344          1            09/11/92         00
    220421879                            03           11/01/92          0
    446207409                            O            10/01/07
    0


    1301645          169/134             F          569,600.00         ZZ
                                         180        197,242.53          1
                                       7.400          5,247.95         80
                                       7.125          5,247.95
    LONG GROVE       IL   60047          1            09/04/92         00
    0020796934                           05           11/01/92          0
    1729641                              O            10/01/07
    0


    1301808          429/S48             F           52,000.00         ZZ
                                         180         18,627.77          2
                                       8.250            504.48         25
                                       8.000            504.48
    LYNBROOK         NY   11563          5            09/24/92         00
    0020091021                           05           11/01/92          0
    92061312                             O            10/01/07
    0


    1302974          445/070             F          350,000.00         ZZ
                                         180        125,152.97          1
                                       7.625          3,269.45         54
                                       7.375          3,269.45
    HUNTINGTON BEAC  CA   92649          2            10/01/92         00
    006422996                            05           12/01/92          0
    3006236                              O            11/01/07
    0


    1302990          547/447             F          220,000.00         ZZ
                                         180         43,384.65          1
                                       8.875          2,215.06         69
                                       8.125          2,215.06
    RENO             NV   89511          5            06/26/92         00
    443530                               05           08/01/92          0
    4435300169                           O            07/01/07
    0


    1303132          633/070             F          255,000.00         ZZ
                                         180         87,800.44          1
                                       8.625          2,529.81         68
                                       8.075          2,529.81
    FULLERTON        CA   92631          5            07/17/92         00
    006423020                            05           09/01/92          0
    622361                               O            08/01/07
    0
1




    1303155          533/070             F          343,500.00         ZZ
                                         180        124,289.86          1
                                       7.900          3,262.87         69
                                       7.625          3,262.87
    FRESNO           CA   93711          2            10/15/92         00
    006425264                            05           12/01/92          0
    704636                               O            11/01/07
    0


    1303575          447/447             F          235,000.00         ZZ
                                         180         70,886.27          1
                                       8.750          2,348.70         57
                                       7.875          2,348.70
    SUNNYVALE        CA   94086          2            07/01/92         00
    473584                               05           09/01/92          0
    473584                               O            08/01/07
    0


    1303794          334/M32             F          274,000.00         ZZ
                                         180         92,032.35          1
                                       7.875          2,598.76         73
                                       7.125          2,598.76
    YORBA LINDA      CA   92686          5            09/23/92         00
    009781295                            05           11/01/92          0
    978129                               O            10/01/07
    0


    1304347          028/070             F           90,000.00         ZZ
                                         180         32,355.64          1
                                       7.750            847.15         41
                                       7.500            847.15
    SAN FRANCISCO    CA   94112          2            09/28/92         00
    006424859                            05           12/01/92          0
    099022486                            O            11/01/07
    0


    1306008          560/560             F          378,000.00         ZZ
                                         180        133,702.31          1
                                       7.375          3,477.31         53
                                       7.250          3,477.31
    PEBBLE BEACH     CA   93953          2            09/29/92         00
    220466189                            05           12/01/92          0
    421263906                            O            11/01/07
    0


    1306320          180/070             F          650,000.00         ZZ
                                         180        230,317.40          1
1


                                       7.875          6,164.93         79
                                       7.625          6,164.93
    HOUSTON          TX   77027          2            09/24/92         00
    006426029                            03           11/01/92          0
    2265767                              O            10/01/07
    0


    1306359          575/070             F          428,000.00         ZZ
                                         180        143,222.22          1
                                       7.625          3,998.08         80
                                       7.375          3,998.08
    MOORESTOWN       NJ   08057          2            09/10/92         00
    006425900                            05           11/01/92          0
    45511208368664                       O            10/01/07
    0


    1306373          131/070             F          260,000.00         ZZ
                                         180         93,472.65          1
                                       7.750          2,447.32         64
                                       7.200          2,447.32
    WOODWAY          TX   76712          4            10/16/92         00
    006426668                            05           12/01/92          0
    1230657                              O            11/01/07
    0


    1306763          334/M32             F          239,000.00         ZZ
                                         180         84,564.85          1
                                       7.750          2,249.65         80
                                       7.125          2,249.65
    AGOURA           CA   91301          2            10/09/92         00
    009783762                            05           12/01/92          0
    978376                               O            11/01/07
    0


    1307196          267/943             F          251,000.00         ZZ
                                         180         58,981.75          1
                                       8.000          2,398.69         32
                                       7.375          2,398.69
    SANTA MONICA     CA   90402          2            09/30/92         00
    541481412                            05           12/01/92          0
    4814126                              O            11/01/07
    0


    1308038          016/181             F          921,000.00         ZZ
                                         180        358,596.82          1
                                       8.750          9,204.93         64
                                       8.500          9,204.93
    BEVERLY HILLS    CA   90210          5            12/09/92         00
    0001092299                           05           02/01/93          0
1


    20102141                             O            01/01/08
    0


    1308316          375/070             F          223,500.00         ZZ
                                         180         78,331.56          1
                                       7.625          2,087.79         67
                                       7.375          2,087.79
    PITTSBURGH       PA   15215          2            09/25/92         00
    006429809                            05           11/01/92          0
    0108535359                           O            10/01/07
    0


    1308350          375/070             F          400,000.00         ZZ
                                         180        142,787.58          1
                                       7.750          3,765.10         54
                                       7.500          3,765.10
    MEDFORD TOWNSHI  NJ   08055          2            09/30/92         00
    006427844                            05           12/01/92          0
    111853                               O            11/01/07
    0


    1308382          375/070             F          339,000.00         ZZ
                                         180        121,216.71          1
                                       7.625          3,166.71         59
                                       7.375          3,166.71
    POTOMAC          MD   20854          2            11/02/92         00
    006429914                            05           12/01/92          0
    1208593291                           O            11/01/07
    0


    1308666          076/076             F          450,000.00         ZZ
                                         180        147,721.28          1
                                       7.500          4,171.56         38
                                       7.125          4,171.56
    BLOOMFIELD HILL  MI   48304          5            09/23/92         00
    16395661                             05           11/01/92          0
    6395661                              O            10/01/07
    0


    1308818          299/025             F          468,000.00         ZZ
                                         180        165,955.93          1
                                       7.375          4,305.25         80
                                       7.125          4,305.25
    VIRGINIA BEACH   VA   23455          2            12/08/92         00
    0102074283                           05           02/01/93          0
    207428                               O            01/01/08
    0


1


    1310046          567/M32             F           77,500.00         ZZ
                                         180         30,040.33          2
                                       8.250            751.86         61
                                       7.875            751.86
    ELIZABETH        NJ   07201          1            01/15/93         00
    302687850                            05           03/01/93          0
    2085693                              O            02/01/08
    0


    1310571          217/670             F          222,550.00         ZZ
                                         180         65,450.95          1
                                       7.750          2,094.81         30
                                       7.500          2,094.81
    DALLAS           TX   75229          2            11/23/92         00
    3058228432                           05           01/01/93          0
    5822843                              O            12/01/07
    0


    1310861          052/670             F          600,000.00         ZZ
                                         180        222,948.97          1
                                       7.625          5,604.78         55
                                       7.375          5,604.78
    NEW YORK         NY   10023          2            12/02/92         00
    3118603163                           06           02/01/93          0
    217521                               O            01/01/08
    0


    1311639          487/X14             F          670,000.00         ZZ
                                         180         25,629.90          1
                                       8.000          6,402.87         64
                                       7.750          6,402.87
    KINGS POINT      NY   11023          2            02/24/93         00
    8012839471                           05           05/01/93          0
    7000021893                           O            04/01/08
    0


    1311643          560/560             F          345,000.00         ZZ
                                         180        127,514.82          1
                                       7.500          3,198.19         80
                                       7.375          3,198.19
    ORCHARD PARK     NY   14127          2            12/09/92         00
    220573612                            05           02/01/93          0
    197354509                            O            01/01/08
    0


    1312051          070/070             F          400,000.00         ZZ
                                         180        148,632.68          1
                                       7.625          3,736.52         60
                                       7.375          3,736.52
1


    REDWOOD CITY     CA   94062          2            12/07/92         00
    007228544                            05           02/01/93          0
    7228544                              O            01/01/08
    0


    1312438          375/070             F          405,000.00         ZZ
                                         180        144,033.10          1
                                       7.500          3,754.41         78
                                       7.250          3,754.41
    PITTSBURGH       PA   15241          2            10/07/92         00
    006429845                            05           12/01/92          0
    0108535669                           O            11/01/07
    0


    1312821          111/111             F          635,300.00         ZZ
                                         180        228,397.33          1
                                       7.750          5,979.93         29
                                       7.500          5,979.93
    RANCHO PALOS VE  CA   90274          2            10/19/92         00
    280692                               05           12/01/92          0
    280692                               O            11/01/07
    0


    1313640          560/560             F          132,000.00         ZZ
                                         180         49,792.09          1
                                       8.500          1,299.86         58
                                       8.375          1,299.86
    NEW CITY         NY   10956          2            11/18/92         00
    220538714                            05           01/01/93          0
    194772000                            O            12/01/07
    0


    1314514          070/070             F          400,000.00         ZZ
                                         180        149,423.97          1
                                       7.750          3,765.10         67
                                       7.500          3,765.10
     LONG BEACH      CA   90803          2            12/18/92         00
    007412276                            03           02/01/93          0
    7412276                              O            01/01/08
    0


    1314675          052/670             F          500,000.00         ZZ
                                         180         74,288.71          1
                                       7.875          4,742.25         70
                                       7.625          4,742.25
    ALPINE           NJ   07620          5            12/02/92         00
    3118887253                           05           02/01/93          0
    226607                               O            01/01/08
    0
1




    1314980          070/070             F          472,000.00         ZZ
                                         180        183,107.22          1
                                       8.250          4,579.06         70
                                       8.000          4,579.06
    LOS ANGELES      CA   90402          2            01/05/93         00
    007546490                            05           03/01/93          0
    7546490                              O            02/01/08
    0


    1314999          070/070             F          460,000.00         ZZ
                                         180        175,954.35          1
                                       7.875          4,362.87         68
                                       7.625          4,362.87
    SANTA MONICA     CA   90403          2            01/06/93         00
    007611113                            05           03/01/93          0
    7611113                              O            02/01/08
    0


    1315327          070/070             F          340,000.00         ZZ
                                         180        101,067.56          1
                                       7.500          3,151.84         60
                                       7.250          3,151.84
    GRANITE BAY      CA   95746          2            12/28/92         00
    007368089                            05           02/01/93          0
    7368089                              O            01/01/08
    0


    1315694          556/M32             F          115,000.00         ZZ
                                         180          5,349.42          1
                                       8.125          1,107.32         70
                                       7.875          1,107.32
    GAITHERSBURG     MD   20877          2            10/19/92         00
    302690508                            03           12/01/92          0
    98049                                O            11/01/07
    0


    1316573          554/076             F          436,000.00         ZZ
                                         180         50,682.36          1
                                       7.375          4,010.87         80
                                       7.125          4,010.87
    CARLISLE         MA   01741          2            03/24/93         00
    15123946                             05           05/01/93          0
    8640834                              O            04/01/08
    0


    1316909          575/M32             F          238,000.00         ZZ
                                         180         82,396.98          1
1


                                       7.875          2,257.31         80
                                       7.625          2,257.31
    MOUNT LAUREL TW  NJ   08054          2            12/18/92         00
    302691787                            05           02/01/93          0
    8396228                              O            01/01/08
    0


    1317858          372/M32             F          565,000.00         ZZ
                                         180        213,643.31          1
                                       7.500          5,237.62         61
                                       7.125          5,237.62
    ACTON AREA       CA   93510          5            03/19/93         00
    302698873                            05           05/01/93          0
    5670278                              O            04/01/08
    0


    1318054          069/M32             F          350,000.00         ZZ
                                         180        134,738.74          1
                                       7.375          3,219.73         78
                                       7.125          3,219.73
    CYPRESS          CA   90630          2            03/09/93         00
    302696273                            05           05/01/93          0
    1033422                              O            04/01/08
    0


    1318087          405/943             F          320,000.00         ZZ
                                         180        114,076.31          1
                                       8.250          3,104.45         80
                                       7.125          3,104.45
    LOS ANGELES      CA   90042          1            12/17/92         00
    577298711                            05           02/01/93          0
    2987113                              O            01/01/08
    0


    1318275          429/S48             F           50,000.00         ZZ
                                         180         17,042.83          1
                                       8.375            488.72         13
                                       7.625            488.72
    VALHALLA         NY   10595          5            02/02/93         00
    4420150262                           05           04/01/93          0
    92116893                             O            03/01/08
    0


    1318295          447/447             F          474,220.00         ZZ
                                         180        169,875.83          1
                                       7.750          4,463.72         48
                                       7.500          4,463.72
    HOUSTON          TX   77024          2            10/20/92         00
    834789                               05           12/01/92          0
1


    834789                               O            11/01/07
    0


    1318322          169/134             F          496,950.00         ZZ
                                         180         42,811.22          1
                                       7.500          4,606.79         54
                                       7.250          4,606.79
    EVANSTON         IL   60202          2            11/11/92         00
    0020797080                           05           01/01/93          0
    2051753                              O            12/01/07
    0


    1318502          062/062             F          350,000.00         ZZ
                                         180        137,740.12          1
                                       7.750          3,294.47         55
                                       7.500          3,294.47
    KINGS POINT      NY   11024          5            03/23/93         00
    1483866                              05           05/01/93          0
    930000628                            O            04/01/08
    0


    1318715          072/070             F          172,500.00         ZZ
                                         180         16,965.06          1
                                       8.750          1,724.05         70
                                       7.625          1,724.05
    BAYSIDE          NY   11360          2            11/18/92         00
    009604772                            05           01/01/93          0
    4747500                              O            12/01/07
    0


    1318877          447/447             F          533,000.00         ZZ
                                         180        191,871.52          1
                                       8.250          5,170.85         43
                                       8.000          5,170.85
    LA JOLLA         CA   92037          2            09/11/92         00
    571011                               05           11/01/92          0
    000571011                            O            10/01/07
    0


    1319379          637/447             F          520,000.00         T
                                         180        205,282.84          1
                                       7.875          4,931.94         45
                                       7.625          4,931.94
    MIAMI            FL   33109          2            04/05/93         00
    2846810                              01           05/01/93          0
    2341642                              O            04/01/08
    0


1


    1319410          429/S48             F          217,000.00         ZZ
                                         180         83,096.45          1
                                       8.125          2,089.46         70
                                       7.625          2,089.46
    DOUGLASTON       NY   11362          1            02/24/93         00
    0020149191                           01           04/01/93          0
    92116615                             O            03/01/08
    0


    1319600          626/M32             F          574,000.00         ZZ
                                         180        222,823.75          1
                                       7.375          5,280.37         70
                                       7.125          5,280.37
    LODI             CA   95240          5            03/16/93         00
    302698337                            05           05/01/93          0
    0249367                              O            04/01/08
    0


    1319651          413/M32             F          356,000.00         ZZ
                                         180         68,032.35          1
                                       7.500          3,300.16         64
                                       7.125          3,300.16
    CHINO HILLS      CA   91709          2            02/19/93         00
    302693817                            05           04/01/93          0
    579033458                            O            03/01/08
    0


    1319840          422/447             F          266,600.00         ZZ
                                         180         95,084.22          1
                                       8.500          2,625.32         68
                                       7.625          2,625.32
    PLANTATION       FL   33324          2            08/20/92         00
    3989588                              03           10/01/92          0
    3400971                              O            09/01/07
    0


    1320068          433/M32             F          387,000.00         ZZ
                                         180        139,004.94          1
                                       7.750          3,642.74         80
                                       7.250          3,642.74
    RANCHO PALOS VE  CA   90274          2            03/17/93         00
    302699954                            05           05/01/93          0
    6785140                              O            04/01/08
    0


    1320251          034/S48             F          141,000.00         ZZ
                                         180         53,494.43          1
                                       7.750          1,327.20         71
                                       7.500          1,327.20
1


    WAYNE            NJ   07470          1            01/12/93         00
    0040606384                           07           03/01/93          0
    5967295                              O            02/01/08
    0


    1320806          597/M32             F          206,500.00         ZZ
                                         180         80,627.26          2
                                       7.375          1,899.64         70
                                       7.125          1,899.64
    TOTOWA           NJ   07512          2            04/28/93         00
    302707492                            05           06/01/93          0
    330065                               O            05/01/08
    0


    1320957          372/M32             F          400,000.00         ZZ
                                         180        154,827.81          1
                                       7.375          3,679.69         69
                                       7.125          3,679.69
    LOS ANGELES      CA   90024          2            03/23/93         00
    302698477                            05           05/01/93          0
    5671649                              O            04/01/08
    0


    1321132          487/X14             F          375,000.00         ZZ
                                         180         64,901.35          1
                                       7.875          3,556.69         45
                                       7.625          3,556.69
    GREAT NECK       NY   11023          2            03/04/93         00
    8012839604                           05           05/01/93          0
    7000022233                           O            04/01/08
    0


    1321285          225/181             F          245,600.00         ZZ
                                         180         95,938.83          1
                                       8.125          2,364.84         80
                                       7.125          2,364.84
    EDISON           NJ   08820          2            02/11/93         00
    0000486157                           05           04/01/93          0
    012716                               O            03/01/08
    0


    1321294          072/070             F          113,000.00         ZZ
                                         180         21,386.71          1
                                       8.000          1,079.89         54
                                       7.750          1,079.89
    T/O CHILI        NY   14624          2            11/24/92         00
    009604888                            05           01/01/93          0
    4796438                              O            12/01/07
    0
1




    1321307          072/070             F          560,000.00         ZZ
                                         180        198,075.40          1
                                       7.375          5,151.58         74
                                       7.125          5,151.58
    TOWN OF AMHERST  NY   14051          5            10/05/92         00
    009604682                            05           12/01/92          0
    4694635                              O            11/01/07
    0


    1321401          976/076             F          581,250.00         ZZ
                                         180        150,088.67          1
                                       7.375          5,347.06         75
                                       7.125          5,347.06
    BURLINGAME       CA   94010          2            04/05/93         00
    10682081                             05           06/01/93          0
    913191                               O            05/01/08
    0


    1321473          635/447             F           73,000.00         ZZ
                                         180         29,015.64          1
                                       8.375            713.53         61
                                       7.625            713.53
    ALDAN BORO       PA   19018          2            02/02/93         00
    4074568                              05           04/01/93          0
    3081478                              O            03/01/08
    0


    1322425          034/S48             F          400,000.00         ZZ
                                         180        138,467.56          1
                                       7.375          3,679.69         58
                                       7.125          3,679.69
    ARLINGTON        VA   22207          2            09/10/92         00
    0040652548                           05           11/01/92          0
    6066534                              O            10/01/07
    0


    1322448          478/X14             F          400,000.00         ZZ
                                         180        155,279.69          1
                                       7.375          3,679.69         62
                                       7.125          3,679.69
    SACRAMENTO       CA   95831          2            03/05/93         00
    8012252642                           03           05/01/93          0
    1113237377                           O            04/01/08
    0


    1322726          076/076             F          221,000.00         ZZ
                                         180         17,558.69          1
1


                                       7.750          2,080.22         63
                                       7.125          2,080.22
    KENSINGTON       MD   20895          2            12/10/92         00
    16551341                             03           02/01/93          0
    6551341                              O            01/01/08
    0


    1322729          076/076             F          328,000.00         ZZ
                                         180        125,619.40          1
                                       7.625          3,063.95         57
                                       7.125          3,063.95
    LOS ALTOS        CA   94024          2            02/01/93         00
    16614941                             05           04/01/93          0
    6614941                              O            03/01/08
    0


    1323203          637/447             F          460,000.00         ZZ
                                         180        180,438.72          1
                                       7.625          4,297.00         66
                                       7.375          4,297.00
    LOS ANGELES      CA   90035          5            03/04/93         00
    2846528                              03           05/01/93          0
    2309581                              O            04/01/08
    0


    1323454          550/550             F          801,500.00         ZZ
                                         180        316,567.61          1
                                       7.375          7,373.19         69
                                       7.125          7,373.19
    AREA OF LOS ANG  CA   91302          1            03/26/93         00
    120103044000000                      03           06/01/93          0
    120103044                            O            05/01/08
    0


    1324668          664/M32             F          487,000.00         ZZ
                                         180        189,051.90          1
                                       7.375          4,480.03         38
                                       7.125          4,480.03
    HILLSBOROUGH     CA   94010          2            03/18/93         00
    302700901                            05           05/01/93          0
    0500587                              O            04/01/08
    0


    1324806          052/670             F          595,000.00         ZZ
                                         180        240,238.21          1
                                       7.500          5,515.73         70
                                       7.250          5,515.73
    MANHATTAN BEACH  CA   90266          2            05/01/93         00
    3119296343                           05           07/01/93          0
1


    237857                               O            06/01/08
    0


    1324864          570/M32             F          456,600.00         ZZ
                                         180        179,104.98          1
                                       7.625          4,265.24         68
                                       7.125          4,265.24
    SARATOGA         CA   95070          2            03/09/93         00
    302703582                            05           05/01/93          0
    5263074                              O            04/01/08
    0


    1325155          560/560             F          486,000.00         ZZ
                                         180        190,629.85          1
                                       7.625          4,539.87         70
                                       7.500          4,539.87
    MONTEREY         CA   93940          5            03/25/93         00
    220707764                            05           05/01/93          0
    421281106                            O            04/01/08
    0


    1325177          052/670             F          400,000.00         ZZ
                                         180        155,279.92          1
                                       7.375          3,679.69         52
                                       7.125          3,679.69
    RIVERSIDE        CT   06878          2            03/15/93         00
    3119245353                           05           05/01/93          0
    235880                               O            04/01/08
    0


    1325199          052/670             F          360,000.00         ZZ
                                         180        138,021.88          1
                                       7.500          3,337.25         62
                                       7.250          3,337.25
    SANTA ANA        CA   92705          2            02/24/93         00
    3119230833                           05           04/01/93          0
    235516                               O            03/01/08
    0


    1325240          334/M32             F        1,000,000.00         ZZ
                                         180        392,258.96          1
                                       7.625          9,341.30         26
                                       7.375          9,341.30
    ATHERTON         CA   94027          2            03/18/93         00
    009795642                            05           05/01/93          0
    979564                               O            04/01/08
    0


1


    1325731          704/670             F          137,200.00         T
                                         180         54,719.84          1
                                       8.500          1,351.07         70
                                       7.125          1,351.07
    BRIGANTINE       NJ   08203          2            02/22/93         00
    3034164619                           01           04/01/93          0
    930030127                            O            03/01/08
    0


    1325757          704/670             F           89,800.00         ZZ
                                         180         23,527.35          1
                                       8.625            890.89         59
                                       7.125            890.89
    SOUTHAMPTON      PA   18966          2            01/11/93         00
    3034061300                           05           03/01/93          0
    913945994                            O            02/01/08
    0


    1325763          704/670             F           70,000.00         ZZ
                                         180         27,884.17          1
                                       8.000            668.96         43
                                       7.125            668.96
    TOMS RIVER       NJ   08753          4            03/12/93         00
    3033920669                           05           05/01/93          0
    913890448                            O            04/01/08
    0


    1326113          700/X67             F          433,850.00         ZZ
                                         180        176,373.05          1
                                       7.750          4,083.72         58
                                       7.500          4,083.72
    GLENCOE          IL   60022          2            05/24/93         00
    205541                               05           07/01/93          0
    1071753                              O            06/01/08
    0


    1326396          627/M32             F          965,000.00         ZZ
                                         180        387,282.18          1
                                       7.375          8,877.26         49
                                       7.125          8,877.26
    LOS ANGELES      CA   90005          2            05/03/93         00
    302711700                            05           07/01/93          0
    21332                                O            06/01/08
    0


    1326900          704/670             F          400,000.00         ZZ
                                         180        157,714.71          1
                                       7.750          3,765.11         34
                                       7.125          3,765.11
1


    SAN MARINO       CA   91108          5            03/24/93         00
    3034268910                           05           05/01/93          0
    930104302                            O            04/01/08
    0


    1327141          070/070             F          400,000.00         ZZ
                                         180        157,988.68          1
                                       7.375          3,679.69         50
                                       7.125          3,679.69
    THOUSAND OAKS    CA   91362          2            04/09/93         00
    007881305                            05           06/01/93          0
    7881305                              O            05/01/08
    0


    1327315          614/M32             F          399,900.00         ZZ
                                         180        161,465.66          1
                                       7.500          3,707.12         30
                                       7.125          3,707.12
    ARCADIA          CA   91007          2            05/18/93         00
    302725064                            05           07/01/93          0
    7400100632                           O            06/01/08
    0


    1328000          447/447             F          225,000.00         ZZ
                                         180         90,543.41          1
                                       8.250          2,182.82         79
                                       7.625          2,182.82
    WESTAMPTON       NJ   08060          2            03/26/93         00
    479462                               05           05/01/93          0
    479462                               O            04/01/08
    0


    1328944          052/670             F          348,000.00         ZZ
                                         180        137,448.19          1
                                       7.375          3,201.34         75
                                       7.125          3,201.34
    WESTLAKE VILLAG  CA   91361          5            04/08/93         00
    3119282553                           05           06/01/93          0
    237265                               O            05/01/08
    0


    1328972          028/M32             F          343,000.00         ZZ
                                         180        129,405.68          1
                                       7.375          3,155.34         59
                                       7.125          3,155.34
    NAPA             CA   94558          2            04/21/93         00
    302708193                            05           06/01/93          0
    069872                               O            05/01/08
    0
1




    1330173          562/562             F          220,000.00         ZZ
                                         180         88,372.37          1
                                       7.375          2,023.84         70
                                       7.125          2,023.84
    BRONX            NY   10469          2            05/10/93         00
    294068680000000                      05           07/01/93          0
    406868                               O            06/01/08
    0


    1330682          201/M32             F          340,000.00         ZZ
                                         180        137,092.74          1
                                       7.500          3,151.85         80
                                       7.250          3,151.85
    TOWNSHIP OF REA  NJ   08822          2            05/05/93         00
    305564577                            05           07/01/93          0
    180064763                            O            06/01/08
    0


    1330694          334/M32             F          399,000.00         ZZ
                                         180        157,591.81          1
                                       7.375          3,670.50         70
                                       7.125          3,670.50
    LOS ANGLES       CA   90004          2            04/20/93         00
    009921032                            05           06/01/93          0
    992103                               O            05/01/08
    0


    1330935          462/076             F          335,000.00         ZZ
                                         180        135,199.56          1
                                       7.500          3,105.50         78
                                       7.250          3,105.50
    FREMONT          CA   94539          2            05/04/93         00
    14889445                             05           07/01/93          0
    1017722                              O            06/01/08
    0


    1331174          560/560             F          762,700.00         ZZ
                                         180        302,805.67          1
                                       7.500          7,070.32         67
                                       7.375          7,070.32
    LAHABRAHEIGHTS   CA   90631          2            04/27/93         00
    220768816                            03           06/01/93          0
    445564800                            O            05/01/08
    0


    1331502          472/M32             F          410,000.00         ZZ
                                         180        135,866.79          1
1


                                       7.625          3,829.93         68
                                       7.125          3,829.93
    LOS ANGELES      CA   90293          2            05/07/93         00
    302711858                            05           07/01/93          0
    006200634406                         O            06/01/08
    0


    1332092          570/M32             F          337,500.00         ZZ
                                         180        135,564.74          1
                                       7.375          3,104.75         75
                                       7.125          3,104.75
    TAMPA            FL   33634          2            05/07/93         00
    302718473                            05           07/01/93          0
    5167242                              O            06/01/08
    0


    1332293          560/560             F          720,000.00         T
                                         180        271,355.73          1
                                       7.750          6,777.19         60
                                       7.625          6,777.19
    BOCA RATON       FL   33432          2            05/05/93         00
    220771901                            01           07/01/93          0
    155756604                            O            06/01/08
    0


    1332451          195/M32             F          672,000.00         ZZ
                                         180        269,925.94          1
                                       7.375          6,181.89         70
                                       7.125          6,181.89
    HOBE SOUND       FL   33455          1            05/19/93         00
    009727074                            05           07/01/93          0
    40758                                O            06/01/08
    0


    1332708          274/181             F          492,000.00         ZZ
                                         180        197,635.25          1
                                       7.375          4,526.03         60
                                       7.125          4,526.03
    SANTA BARBARA    CA   93105          2            05/07/93         00
    0004731689                           05           07/01/93          0
    1930501117                           O            06/01/08
    0


    1332875          686/686             F          350,000.00         ZZ
                                         180        122,674.28          1
                                       7.400          3,224.69         37
                                       7.150          3,224.69
    HUNTINGTON BEAC  CA   92649          5            05/06/93         00
    0814976023                           09           07/01/93          0
1


    030814976023                         O            06/01/08
    0


    1332995          131/M32             F          575,000.00         ZZ
                                         180        232,164.46          1
                                       7.500          5,330.32         75
                                       7.125          5,330.32
    OMAHA            NE   68154          2            05/07/93         00
    302720123                            05           07/01/93          0
    5090507                              O            06/01/08
    0


    1333357          074/074             F          240,000.00         ZZ
                                         180         33,424.75          1
                                       7.875          2,276.28         80
                                       7.125          2,276.28
    TAMPA            FL   33606          2            10/27/92         00
    0005669170                           05           12/01/92          0
    5669170                              O            11/01/07
    0


    1333679          356/356             F          404,000.00         ZZ
                                         180        166,670.09          1
                                       7.625          3,773.88         63
                                       7.375          3,773.88
    SARATOGA         CA   95070          2            06/22/93         00
    1941129                              05           08/01/93          0
    0064507                              O            07/01/08
    0


    1335600          052/670             F          350,000.00         ZZ
                                         180        138,556.46          1
                                       7.375          3,219.74         53
                                       7.125          3,219.74
    RANCHO PALOS VE  CA   90274          2            05/19/93         00
    3119297743                           05           07/01/93          0
    237881                               O            06/01/08
    0


    1335604          052/670             F          500,000.00         ZZ
                                         180        201,880.24          1
                                       7.500          4,635.07         54
                                       7.250          4,635.07
    OYSTER BAY COVE  NY   11791          5            05/27/93         00
    3119358633                           05           07/01/93          0
    240038                               O            06/01/08
    0


1


    1335723          052/670             F          400,000.00         ZZ
                                         180        161,505.31          1
                                       7.500          3,708.05         71
                                       7.250          3,708.05
    PORTLAND         OR   97221          2            05/12/93         00
    3118978483                           05           07/01/93          0
    228744                               O            06/01/08
    0


    1336845          241/181             F          353,000.00         ZZ
                                         180        143,880.47          1
                                       7.375          3,247.33         55
                                       7.125          3,247.33
    OYSTER BAY COVE  NY   11771          2            06/01/93         00
    0001092094                           05           08/01/93          0
    1594498                              O            07/01/08
    0


    1338130          542/M32             F          550,000.00         ZZ
                                         180        228,258.66          1
                                       7.375          5,059.58         62
                                       7.125          5,059.58
    AREA OF CAMARIL  CA   93010          2            07/01/93         00
    302728738                            05           09/01/93          0
    4313188                              O            08/01/08
    0


    1338711          462/076             F          325,000.00         ZZ
                                         180        121,594.87          1
                                       7.375          2,989.76         61
                                       7.125          2,989.76
    MIAMI            FL   33156          5            06/07/93         00
    14897915                             05           08/01/93          0
    4104188                              O            07/01/08
    0


    1339639          247/M32             F          229,000.00         ZZ
                                         180         95,372.29          1
                                       7.875          2,171.95         90
                                       7.625          2,171.95
    SAN JOSE         CA   95121          2            06/08/93         04
    302734140                            05           08/01/93         17
    5154026                              O            07/01/08
    0


    1340347          560/560             F          354,900.00         T
                                         180        143,295.20          1
                                       7.500          3,289.97         58
                                       7.375          3,289.97
1


    BEAVER CREEK     CO   81620          2            05/21/93         00
    220797880                            01           07/01/93          0
    449105709                            O            06/01/08
    0


    1341393          074/074             F          359,250.00         ZZ
                                         180        138,863.32          1
                                       7.375          3,304.83         80
                                       7.125          3,304.83
    ANNANDALE        VA   22003          1            03/31/93         00
    0008171528                           05           05/01/93          0
    8171528                              O            04/01/08
    0


    1341508          570/M32             F          370,000.00         ZZ
                                         180        153,563.51          1
                                       7.375          3,403.72         67
                                       7.125          3,403.72
    SACRAMENTO       CA   96831          2            07/14/93         00
    302734595                            03           09/01/93          0
    5151642                              O            08/01/08
    0


    1381812          363/985             F          518,000.00         T
                                         180        242,668.32          1
                                       7.250          4,728.63         70
                                       7.125          4,728.63
    NEW BUFFALO      MI   49117          1            04/29/94         00
    0005120511                           05           06/01/94          0
    8214816614                           O            05/01/09
    0


    1383622          306/M32             F          179,000.00         ZZ
                                         180         90,344.53          1
                                       8.500          1,762.68         66
                                       8.330          1,762.68
    LA PALMA         CA   90623          2            06/10/94         00
    009714999                            05           08/01/94          0
    2114429                              O            07/01/09
    0


    1394886          074/074             F          331,200.00         T
                                         180        172,771.38          1
                                       8.375          3,237.24         80
                                       8.125          3,237.24
    NEW YORK         NY   10023          1            09/02/94         00
    0060048388                           06           11/01/94          0
    60048388                             O            10/01/09
    0
1




    1397197          560/560             F          395,250.00         ZZ
                                         180        191,816.00          1
                                       8.125          3,805.79         80
                                       7.955          3,805.79
    WEST  CHESTER    PA   19382          1            08/08/94         00
    221528771                            03           10/01/94          0
    221528771                            O            09/01/09
    0


    1404559          070/070             F          506,250.00         ZZ
                                         180        131,724.16          1
                                       8.750          5,059.71         75
                                       8.500          5,059.71
    WILLIAMSBURG     VA   23185          4            09/15/94         00
    001228795                            03           11/01/94          0
    1228795                              O            10/01/09
    0


    1414894          083/M32             F          110,000.00         ZZ
                                         180         58,535.96          1
                                       8.625          1,091.29         40
                                       8.375          1,091.29
    ROSLYN HEIGHTS   NY   11577          1            10/14/94         00
    009722505                            05           12/01/94          0
    1074082                              O            11/01/09
    0


    1417312          939/M32             F          800,000.00         ZZ
                                         180        375,835.98          1
                                       7.500          7,416.10         60
                                       7.250          7,416.10
    LAUREL HOLLOW    NY   11771          1            07/27/95         00
    009736505                            05           09/01/95          0
    9501982                              O            08/01/10
    0


    1419747          764/M32             F          450,000.00         ZZ
                                         180        151,337.56          1
                                       8.000          4,300.43         49
                                       7.750          4,300.43
    SAN MARINO       CA   91108          1            05/30/95         00
    009727256                            05           08/01/95          0
    889625                               O            07/01/10
    0


    1421196          635/447             F           75,000.00         ZZ
                                         180         37,004.40          1
1


                                       8.625            744.07         40
                                       7.875            744.07
    CRANFORD         NJ   07016          2            07/25/94         00
    4092199                              05           09/01/94          0
    6044325                              O            08/01/09
    0


    1424528          025/025             F          600,000.00         ZZ
                                         180        337,014.73          1
                                       7.625          5,604.78         69
                                       7.375          5,604.78
    ATLANTA          GA   30327          1            06/14/95         00
    0004168407                           05           08/01/95          0
    416840                               O            07/01/10
    0


    1433317          195/M32             F          500,000.00         T
                                         180        246,380.65          1
                                       7.375          4,599.62         80
                                       7.125          4,599.62
    KEY WEST         FL   33040          1            07/06/95         00
    009736265                            05           09/01/95          0
    46826                                O            08/01/10
    0


    1434563          070/070             F          464,000.00         ZZ
                                         180        261,849.24          1
                                       7.500          4,301.34         80
                                       7.250          4,301.34
    EL SEGUNDO       CA   90245          1            07/12/95         00
    004113027                            05           09/01/95          0
    4113027                              O            08/01/10
    0


    1435838          670/670             F          448,000.00         ZZ
                                         180        252,037.17          1
                                       8.000          4,281.33         70
                                       7.750          4,281.33
    NEW YORK         NY   10024          1            05/31/95         00
    3005351179                           13           07/01/95          0
    535117                               O            06/01/10
    0


    1469484          180/K61             F           31,400.00         ZZ
                                         180         18,476.28          1
                                       9.000            318.48         70
                                       8.500            318.48
    SAN ANTONIO      TX   78228          1            12/21/95         00
    0800023681                           05           02/01/96          0
1


    4048922                              N            01/01/11
    0


    1469538          820/162             F           27,050.00         ZZ
                                         120          5,065.54          1
                                       8.750            339.01         52
                                       8.250            339.01
    FT LAUDERDALE    FL   33311          5            11/02/95         00
    301520                               05           01/01/96          0
    01607800                             O            12/01/05
    0


    1482462          766/K61             F           60,000.00         ZZ
                                         180         38,018.33          1
                                       8.875            604.11         50
                                       8.375            604.11
    CORAL SPRINGS    FL   33065          5            03/20/96         00
    0800026205                           07           05/01/96          0
    96DA0047                             O            04/01/11
    0


    1490316          862/K61             F           78,800.00         ZZ
                                         180         72,227.50          1
                                       8.500            605.91         55
                                       8.000            605.91
    LOS ANGELES      CA   91605          5            03/12/96         00
    0800030157                           05           05/01/96          0
    DA4047445                            O            04/01/11
    0


    1543422          208/K61             F           75,000.00         ZZ
                                         180         50,871.41          1
                                       9.000            760.70         55
                                       8.500            760.70
    SANTA FE         NM   87505          2            12/13/96         00
    0800051005                           05           02/01/97          0
    34106                                O            01/01/12
    0


    1556991          E22/K61             F           60,000.00         ZZ
                                         180         40,132.52          1
                                       7.875            569.07         64
                                       7.375            569.07
    RIVERTON         WY   82501          5            01/30/97         00
    0800059313                           05           03/01/97          0
    0410324024                           O            02/01/12
    0


1


    1575426          B75/G02             F           49,000.00         ZZ
                                         180         34,251.93          1
                                       8.500            482.52         70
                                       8.250            482.52
    PHARR            TX   78577          1            05/08/97         00
    0430248740                           05           07/01/97          0
    2805489                              O            06/01/12
    0


    1577847          637/G02             F           57,000.00         T
                                         180         40,780.12          1
                                       8.625            565.49         60
                                       8.375            565.49
    NEW YORK         NY   10009          1            08/08/97         00
    0430391425                           06           10/01/97          0
    9679598                              O            09/01/12
    0


    1579510          181/181             F           64,000.00         ZZ
                                         180         40,794.17          1
                                       7.625            597.84         80
                                       7.375            597.84
    SALISBURY        NC   28147          5            03/14/97         00
    0005614961                           27           05/01/97          0
    5614961                              O            04/01/12
    0


    1587936          H77/H62             F          101,500.00         ZZ
                                         180         94,584.49          1
                                       8.750            798.50         49
                                       8.250            798.50
    ACWORTH          GA   30101          2            05/30/97         00
    0007211717                           05           07/04/97          0
    5600000354                           O            06/04/12
    0


    1588007          766/H62             F           40,000.00         ZZ
                                         180         27,483.19          1
                                       8.250            388.06         25
                                       7.750            388.06
    HIALEAH          FL   33013          2            04/25/97         00
    0007229354                           05           06/01/97          0
    97WH0002                             O            05/01/12
    0


    1596207          A52/H62             F           36,000.00         ZZ
                                         180         24,656.87          1
                                       8.625            357.15         63
                                       8.125            357.15
1


    OKOLONA          MS   38860          5            07/22/97         00
    0007244023                           05           09/01/97          0
    214261                               O            08/01/12
    0


    1601986          076/076             F          258,400.00         ZZ
                                         180        104,434.43          1
                                       7.875          2,450.79         80
                                       7.625          2,450.79
    PALM HARBOR      FL   34685          1            06/04/97         00
    17096362                             03           08/01/97          0
    7096362                              O            07/01/12
    0


    1605459          623/994             F           61,500.00         ZZ
                                         180         40,864.24          1
                                       8.500            605.61         59
                                       8.250            605.61
    LARGO            FL   33771          5            05/27/97         00
    5965366874                           05           07/01/97          0
    925798                               O            06/01/12
    0


    1607843          E54/G02             F           44,400.00         ZZ
                                         180         31,289.90          1
                                       7.875            421.11         32
                                       7.625            421.11
    BURLESON         TX   76028          5            09/12/97         00
    0430391482                           05           11/01/97          0
    217337                               O            10/01/12
    0


    1614092          896/G02             F           71,200.00         ZZ
                                         180         50,776.64          1
                                       8.500            701.13         80
                                       8.250            701.13
    ATLANTA          GA   30318          1            08/28/97         00
    0430381095                           05           10/01/97          0
    0217075                              O            09/01/12
    0


    1617698          757/H62             F           33,300.00         ZZ
                                         180         23,871.03          1
                                       8.875            335.28         65
                                       8.375            335.28
    FITZGERALD       GA   31750          2            08/08/97         00
    0007263262                           05           10/01/97          0
    3145067                              O            09/01/12
    0
1




    1620716          E47/H62             F           91,000.00         ZZ
                                         180         85,320.08          1
                                       8.750            715.90         74
                                       8.250            715.90
    FORT COLLINS     CO   80525          2            06/26/97         00
    0007261753                           05           08/01/97          0
    501589913                            O            07/01/12
    0


    1622636          A74/G02             F          276,000.00         ZZ
                                         180        187,813.50          1
                                       8.125          2,657.56         80
                                       7.875          2,657.56
    ROSLYN HEIGHTS   NY   11577          1            09/16/97         00
    0430393868                           05           11/01/97          0
    97140                                O            10/01/12
    0


    1624386          B37/G02             F           47,300.00         ZZ
                                         180         31,246.21          1
                                       8.750            472.74         55
                                       8.500            472.74
    CARROLLTON       TX   75007          2            08/27/97         00
    0430374660                           05           10/01/97          0
    0217393                              N            09/01/12
    0


    1629040          894/H62             F           75,000.00         ZZ
                                         180         70,006.24          1
                                       8.200            560.82         42
                                       7.700            560.82
    MILWAUKIE        OR   97267          5            08/11/97         00
    0007279011                           05           10/01/97          0
    RP0616970                            O            09/01/12
    0


    1629339          G33/H62             F           80,000.00         ZZ
                                         180         54,875.38          1
                                       8.625            793.67         60
                                       8.125            793.67
    TARPON SPRINGS   FL   34689          1            08/20/97         00
    0007279920                           05           10/01/97          0
    9700005813                           O            09/01/12
    0


    1630401          696/G02             F           60,200.00         ZZ
                                         180         43,355.80          1
1


                                       8.625            597.23         70
                                       8.375            597.23
    CHEVY CHASE      MD   20815          5            09/08/97         00
    0430391086                           06           11/01/97          0
    22310509                             N            10/01/12
    0


    1639139          074/T18             F          335,000.00         ZZ
                                         180        229,649.61          1
                                       8.000          3,201.43         46
                                       7.750          3,201.43
    VILLANOVA        PA   19085          2            09/25/97         00
    0007965122                           05           11/01/97          0
    1172143846                           O            10/01/12
    0


    1666350          E22/G02             F           59,000.00         ZZ
                                         180         42,429.93          1
                                       8.000            563.83         82
                                       7.750            563.83
    GREENSBORO       NC   27406          2            11/21/97         04
    0410620983                           05           01/01/98         12
    410620983                            O            12/01/12
    0


    1671182          491/S48             F          375,000.00         ZZ
                                         180        267,060.55          1
                                       7.500          3,476.30         67
                                       7.250          3,476.30
    SAN MATEO        CA   94403          2            11/17/97         00
    4763218122                           05           01/01/98          0
    63218127                             O            12/01/12
    0


    1671207          491/S48             F          550,000.00         ZZ
                                         180        391,689.05          1
                                       7.500          5,098.57         57
                                       7.250          5,098.57
    LOS ALTOS        CA   94022          2            11/20/97         00
    4663291609                           05           01/01/98          0
    63291606                             O            12/01/12
    0


    1674855          686/686             F          113,950.00         ZZ
                                         180         81,953.93          1
                                       7.750          1,072.59         54
                                       7.500          1,072.59
    CORAL SPRINGS    FL   33067          1            12/05/97         00
    0818603359                           03           02/01/98          0
1


    818603359                            O            01/01/13
    0


    1678640          074/G02             F          480,000.00         ZZ
                                         180        142,413.75          1
                                       7.500          4,449.66         60
                                       7.250          4,449.66
    SEATTLE          WA   98199          2            12/18/97         00
    0430598425                           05           02/01/98          0
    1471011110                           O            01/01/13
    0


    1678740          074/G02             F          349,800.00         ZZ
                                         180        249,529.15          1
                                       7.500          3,242.69         64
                                       7.250          3,242.69
    SAN ANTONIO      TX   78204          2            12/22/97         00
    0430599373                           05           02/01/98          0
    1526012890                           O            01/01/13
    0


    1678780          074/G02             F           38,400.00         ZZ
                                         180         27,883.66          1
                                       8.250            372.54         80
                                       8.000            372.54
    KNOXVILLE        TN   37920          5            12/17/97         00
    0430599670                           05           02/01/98          0
    1577111571                           O            01/01/13
    0


    1678830          074/G02             F          468,750.00         ZZ
                                         180        255,338.50          1
                                       7.500          4,345.38         75
                                       7.250          4,345.38
    HUNTINGTON BEAC  CA   92649          5            11/24/97         00
    0430600080                           05           01/01/98          0
    1595054913                           O            12/01/12
    0


    1679321          685/G02             F          384,000.00         ZZ
                                         180        277,136.78          1
                                       7.500          3,559.73         80
                                       7.250          3,559.73
    LOS ANGELES      CA   90068          1            01/01/98         00
    0430574152                           05           03/01/98          0
    110385                               O            02/01/13
    0


1


    1681419          560/560             F          470,000.00         ZZ
                                         180        335,166.08          1
                                       7.625          4,390.42         66
                                       7.375          4,390.42
    ZEFFER COVE      NV   89449          2            12/10/97         00
    487623209                            05           02/01/98          0
    487623209                            O            01/01/13
    0


    1687854          144/144             F          481,700.00         ZZ
                                         180        154,124.83          1
                                       7.500          4,465.42         73
                                       7.250          4,465.42
    NORTH HEMPSTEAD  NY   11030          2            05/14/92         00
    160436360000000                      05           07/01/92          0
    160436360                            O            06/01/07
    0


    1687885          144/144             F          475,000.00         ZZ
                                         180        275,489.33          1
                                       7.375          4,369.64         66
                                       7.125          4,369.64
    GREENWICH        CT   06831          5            10/24/95         00
    160588608000000                      05           12/01/95          0
    160588608                            O            11/01/10
    0


    1690965          074/074             F           51,100.00         ZZ
                                         180         28,056.68          1
                                       8.500            503.21         64
                                       8.250            503.21
    WHITESTONE       NY   11357          1            01/27/98         00
    1111152355                           11           03/01/98          0
    1111152355                           O            02/01/13
    0


    1691101          074/074             F          100,500.00         ZZ
                                         180         70,968.70          1
                                       7.375            924.52         42
                                       7.125            924.52
    ALBUQUERQUE      NM   87107          5            12/23/97         00
    1563182527                           05           02/01/98          0
    1563182527                           O            01/01/13
    0


    1697558          074/074             F          455,000.00         ZZ
                                         180         85,245.50          1
                                       7.750          4,282.81         65
                                       7.500          4,282.81
1


    ENGLEWOOD CLIFF  NJ   07632          5            01/28/98         00
    1111141440                           05           04/01/98          0
    1111141440                           O            03/01/13
    0


    1701146          076/076             F          296,000.00         ZZ
                                         180         65,803.06          1
                                       7.625          2,765.02         80
                                       7.375          2,765.02
    CORTE MADERA     CA   94925          2            12/18/97         00
    19283712                             05           02/01/98          0
    9283712                              O            01/01/13
    0


    1721511          686/686             F          132,000.00         ZZ
                                         180         97,330.30          1
                                       8.000          1,261.47         70
                                       7.750          1,261.47
    RUTHERFORD       NJ   07070          5            03/25/98         00
    0818670994                           05           05/01/98          0
    818670994                            O            04/01/13
    0


    1730278          A26/G02             F          525,000.00         ZZ
                                         180        370,597.42          1
                                       7.625          4,904.19         70
                                       7.375          4,904.19
    AMAGANSETT       NY   11930          2            06/29/98         00
    0430908194                           05           09/01/98          0
    7932                                 O            08/01/13
    0


    1731051          G34/G02             F          405,000.00         ZZ
                                         180        295,652.76          1
                                       7.375          3,725.69         58
                                       7.125          3,725.69
    MCALLEN          TX   78503          2            04/06/98         00
    0430856740                           03           06/01/98          0
    80385058                             O            05/01/13
    0


    1736216          664/G02             F          488,400.00         ZZ
                                         180        279,073.08          1
                                       7.375          4,492.91         62
                                       7.125          4,492.91
    TAMPA            FL   33629          2            04/17/98         00
    0430782144                           05           06/01/98          0
    2572097                              O            05/01/13
    0
1




    1746444          A52/G02             F           80,000.00         ZZ
                                         180         33,920.13          1
                                       7.375            735.94         53
                                       7.125            735.94
    GAINESVILLE      GA   30501          1            05/15/98         00
    0430817148                           05           07/01/98          0
    5984                                 O            06/01/13
    0


    1747172          526/686             F          432,500.00         ZZ
                                         180        216,574.37          1
                                       7.375          3,978.67         58
                                       7.125          3,978.67
    SAN MARINO       CA   91108          2            03/05/98         00
    6103084700                           05           05/01/98          0
    308470                               O            04/01/13
    0


    1747326          975/G02             F          432,000.00         ZZ
                                         180        319,067.92          1
                                       7.375          3,974.07         56
                                       7.125          3,974.07
    GLENDALE         CA   91207          2            05/07/98         00
    0430819714                           05           07/01/98          0
    981423                               O            06/01/13
    0


    1750359          025/025             F          662,603.10         ZZ
                                         121        311,733.93          1
                                       7.625          7,864.89         44
                                       7.375          7,864.89
    PONTE VEDRA BEA  FL   32082          2            12/18/97         00
    0006221089                           05           01/01/98          0
    622108                               O            01/01/08
    0


    1750794          638/G02             F          366,000.00         ZZ
                                         180        270,321.40          1
                                       7.375          3,366.92         80
                                       7.125          3,366.92
    WALNUT CREEK     CA   94595          2            05/05/98         00
    0430827394                           03           07/01/98          0
    8732196                              O            06/01/13
    0


    1758505          661/661             F           25,000.00         ZZ
                                         180         18,393.11          1
1


                                       7.750            235.32         50
                                       7.500            235.32
    ATLANTIC BEACH   FL   32233          5            04/16/98         00
    7073335924                           05           06/01/98          0
    3335924                              O            05/01/13
    0


    1774743          975/G02             F          520,000.00         ZZ
                                         180        376,809.95          1
                                       7.375          4,783.60         70
                                       7.125          4,783.60
    LA CANADA-FLINT  CA   91011          2            07/01/98         00
    0430918425                           05           09/01/98          0
    981563                               O            08/01/13
    0


    1774951          976/076             F          385,000.00         ZZ
                                         180        260,051.63          1
                                       7.500          3,569.00         71
                                       7.250          3,569.00
    FAIR OAKS        CA   95628          2            05/19/98         00
    14847263                             03           07/01/98          0
    5501788                              O            06/01/13
    0


    1781177          299/G02             F          350,000.00         T
                                         180        179,603.65          1
                                       7.625          3,269.45         68
                                       7.375          3,269.45
    ENCINITAS        CA   92024          2            07/01/98         00
    0430928879                           05           09/01/98          0
    878295                               O            08/01/13
    0


    1781637          F84/G02             F          125,000.00         ZZ
                                         120         66,766.08          1
                                       7.500          1,483.77         50
                                       7.250          1,483.77
    MIAMI            FL   33140          2            07/21/98         00
    0430953273                           06           09/01/98          0
    293213                               O            08/01/08
    0


    1788524          638/G02             F          115,000.00         ZZ
                                         180         73,084.80          1
                                       7.375          1,057.91         33
                                       7.125          1,057.91
    WATSONVILLE      CA   95076          1            07/24/98         00
    0430968479                           05           09/01/98          0
1


    08765191                             O            08/01/13
    0


    1808891          593/447             F          337,500.00         ZZ
                                         180        140,073.72          1
                                       7.375          3,104.75         74
                                       7.125          3,104.75
    COEUR D'ALENE    ID   83814          2            07/02/93         00
    2877427                              05           09/01/93          0
    5190749                              O            08/01/08
    0


    1808955          593/447             F          440,000.00         ZZ
                                         180        304,406.13          1
                                       7.750          4,141.62         79
                                       7.500          4,141.62
    SEDONA           AZ   86336          1            06/12/97         00
    2898898                              05           08/01/97          0
    6413439                              O            07/01/12
    0


    1836627          601/G01             F          365,500.00         ZZ
                                         180        261,547.05          1
                                       7.500          3,388.24         85
                                       7.250          3,388.24
    WATSONVILLE      CA   95076          2            08/12/98         11
    0431101047                           05           10/01/98          6
    1278575                              O            09/01/13
    0


    1840213          074/074             F           64,000.00         ZZ
                                         180         48,951.51          1
                                       7.875            607.01         57
                                       7.625            607.01
    MIAMI            FL   33162          2            10/30/98         00
    1589245826                           05           12/01/98          0
    1589245826                           O            11/01/13
    0


    1847632          E22/G01             F           82,800.00         ZZ
                                         180         63,711.17          1
                                       7.625            773.46         94
                                       7.375            773.46
    CONCORD          NC   28027          2            11/16/98         10
    0411131618                           05           01/01/99         25
    411131618                            O            12/01/13
    0


1


    1888809          111/111             F          399,888.00         ZZ
                                         180        299,599.23          1
                                       7.375          3,678.66         40
                                       7.125          3,678.66
    SAN FRANCISCO    CA   94121          1            11/24/98         00
    820874                               05           01/01/99          0
    820874                               O            12/01/13
    0


    1926846          F44/G01             F           52,970.00         ZZ
                                         120         20,442.99          1
                                       7.375            625.31         45
                                       7.125            625.31
    SMYRNA           TN   37167          2            06/30/99         00
    0431384296                           05           08/01/99          0
    209498                               O            07/01/09
    0


    1927635          H87/G01             F          144,500.00         T
                                         180        117,690.02          1
                                       8.250          1,401.85         85
                                       8.000          1,401.85
    WEST DOVER       VT   05356          2            10/26/99         12
    0431606300                           05           01/01/00         20
    99061802                             O            12/01/14
    0


    1928466          183/G01             F           70,000.00         ZZ
                                         180         29,101.21          1
                                       7.690            656.49         52
                                       7.440            656.49
    SACRAMENTO       CA   95826          2            07/02/99         00
    0431396092                           05           08/08/99          0
    80012910                             O            07/08/14
    0


    1952286          966/G01             F          107,250.00         ZZ
                                         180          7,937.85          1
                                       7.875          1,017.21         75
                                       7.625          1,017.21
    HOUSTON          TX   77070          1            10/25/99         00
    0431605955                           05           12/01/99          0
    30013610                             O            11/01/14
    0


    1957673          964/G01             F          367,500.00         ZZ
                                         180        297,495.25          1
                                       7.500          3,406.77         75
                                       7.250          3,406.77
1


    GLENDALE         CA   91201          2            11/08/99         00
    0431661180                           05           01/01/00          0
    65525                                O            12/01/14
    0


    1958294          637/G01             F          367,500.00         ZZ
                                         180        284,332.06          1
                                       8.000          3,512.03         75
                                       7.750          3,512.03
    ROSLYN HEIGHTS   NY   11577          1            11/19/99         00
    0431667039                           05           01/01/00          0
    0013306766                           O            12/01/14
    0


    2930500          070/070             F          425,000.00         ZZ
                                         180        290,883.20          1
                                       8.000          4,061.52         63
                                       7.750          4,061.52
    ROSLYN HEIGHTS   NY   11577          1            09/17/99         00
    008279397                            05           11/01/99          0
    8279397                              O            10/01/14
    0


    2992652          976/076             F          318,300.00         ZZ
                                         144        177,059.25          1
                                       8.000          3,445.45         80
                                       7.750          3,445.45
    CHATSWORTH       CA   91311          2            10/15/99         00
    15726491                             05           12/01/99          0
    5765524                              O            11/01/11
    0


    2992662          976/076             F          333,500.00         ZZ
                                         180        266,757.49          1
                                       7.500          3,091.59         75
                                       7.250          3,091.59
    LOS ANGELES      CA   91604          2            09/03/99         00
    15884026                             05           11/01/99          0
    5817530                              O            10/01/14
    0


    2992670          976/076             F          412,800.00         ZZ
                                         180        297,962.12          1
                                       7.500          3,826.71         80
                                       7.250          3,826.71
    EDMOND           OK   73013          2            08/20/99         00
    16721007                             05           10/01/99          0
    7545428                              O            09/01/14
    0
1




    2992676          976/076             F          350,000.00         ZZ
                                         180        167,944.00          1
                                       7.625          3,269.45         74
                                       7.375          3,269.45
    DUARTE           CA   91010          1            09/20/99         00
    16724824                             05           11/01/99          0
    7550092                              O            10/01/14
    0


    3018312          956/G01             F          412,000.00         ZZ
                                         180        335,823.24          1
                                       7.500          3,819.29         68
                                       7.250          3,819.29
    PORTLAND         OR   97201          1            10/19/99         00
    0431619501                           03           12/01/99          0
    2609100104                           O            11/01/14
    0


    3048139          S48/S48             F          365,600.00         ZZ
                                         180        296,475.54          1
                                       7.500          3,389.16         80
                                       7.250          3,389.16
    SAN JOSE         CA   95133          1            09/07/99         00
    6519788720                           05           11/01/99          0
    6519788720                           O            10/01/14
    0


    4321243          E76/G01             F           47,250.00         ZZ
                                         180         41,737.01          1
                                       7.625            441.38         66
                                       7.375            441.38
    POTTSBORO        TX   75076          1            03/06/01         00
    0432648517                           05           05/01/01          0
    10003670                             O            04/01/16
    0


    4416414          E22/G01             F           72,000.00         ZZ
                                         180         63,751.71          1
                                       7.875            682.88         66
                                       7.625            682.88
    HANAHAN          SC   29406          5            02/28/01         00
    0412388449                           05           05/01/01          0
    0412388449                           O            04/01/16
    0


    4516267          E22/G01             F           20,000.00         ZZ
                                         180         17,666.36          1
1


                                       7.625            186.83         59
                                       7.375            186.83
    BESSEMER         AL   35020          5            03/19/01         00
    0412439820                           05           05/01/01          0
    0412439820                           O            04/01/16
    0


    4831193          J95/J95             F          395,000.00         ZZ
                                         180        348,648.10          1
                                       7.500          3,661.70         76
                                       7.250          3,661.70
    KANSAS CITY      MO   64155          2            04/23/01         00
    0017882655                           05           06/01/01          0
    0017882655                           O            05/01/16
    0

   TOTAL NUMBER OF LOANS   :        243

   TOTAL ORIGINAL BALANCE  :    80,329,281.10

   TOTAL PRINCIPAL BALANCE :    33,156,505.37

   TOTAL ORIGINAL P+I      :       757,496.21

   TOTAL CURRENT P+I       :       757,496.21


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                                    EXHIBIT F-5

                                              GROUP IV LOAN SCHEDULE


  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.30.07           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1  FIXED GROUP III                 CUTOFF : 03/01/04
  POOL       : 0004821
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------------------

      1323628                              .3750
      230,032.40                          .0500
            7.0000                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1324811                             1.1250
       43,336.91                          .0500
            7.8750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1324849                              .2500
      147,004.05                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1325836                             1.1250
      103,341.54                          .0500
            7.8750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1329348                              .5000
      318,059.89                          .0500
            7.1250                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1330044                             1.1250
       19,074.87                          .0500
            7.8750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      1333489                              .2500
      182,352.99                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1334351                              .2500
      174,886.07                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1334673                              .2500
       93,897.13                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1334956                              .2500
       52,592.32                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1335172                              .2500
      139,295.61                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1335355                              .2500
      195,821.98                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1335474                              .2500
      159,923.30                          .0500
            7.2000                         .0000
            6.9500                         .0000
            6.9000                         .0000
            6.5000                         .4000

      1336025                              .2500
      166,521.54                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      1337080                              .1250
      120,980.18                          .0500
            6.8750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1337530                              .1250
      160,773.62                          .0500
            7.0000                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1337892                              .6250
      114,348.25                          .0500
            7.3750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1337894                              .6250
      134,768.04                          .0500
            7.3750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1348942                             1.0000
       66,506.27                          .0500
            7.6250                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1359480                              .2500
       51,086.48                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1379835                              .2500
      171,549.92                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1380058                              .2500
      153,705.10                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      1629495                              .2500
       13,499.79                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1668122                              .2500
      280,543.92                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1671119                              .2500
      331,421.96                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1678686                              .2500
      459,045.80                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1678781                              .2500
      158,500.04                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1678815                              .2500
      256,690.91                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1679809                              .2500
      227,785.90                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1684847                              .2500
      321,214.36                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      1687848                              .2500
      423,601.65                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1687858                              .2500
      173,058.84                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1687861                              .2500
      149,172.95                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1687872                              .2500
      175,754.95                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1687890                              .2500
       49,149.82                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1689882                              .2500
      231,918.70                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1690972                              .2500
       16,767.55                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1690977                              .2500
      250,610.58                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      1690993                              .2500
      315,774.37                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1691056                              .2500
      249,724.31                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1691121                              .2500
       37,900.24                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1691964                              .2500
      346,000.39                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1694963                              .2500
      373,441.98                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1696762                              .2500
      248,287.13                          .0500
            7.0850                         .0000
            6.8350                         .0000
            6.7850                         .0000
            6.5000                         .2850

      1696921                              .2500
      362,677.95                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1697569                              .2500
       54,193.72                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      1701966                              .2500
      139,251.07                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1703836                              .2500
      210,812.93                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1703870                              .2500
      348,812.41                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1704038                              .2500
      156,899.42                          .0500
            6.8500                         .0000
            6.6000                         .0000
            6.5500                         .0000
            6.5000                         .0500

      1715276                              .2500
      362,143.05                          .0500
            6.8500                         .0000
            6.6000                         .0000
            6.5500                         .0000
            6.5000                         .0500

      1721503                              .2500
      343,384.44                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1721564                              .2500
      240,020.38                          .0500
            7.2150                         .0000
            6.9650                         .0000
            6.9150                         .0000
            6.5000                         .4150

      1734313                              .2500
      279,836.57                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      1739312                              .2500
      395,276.12                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1740382                              .2500
      185,722.21                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1740399                              .2500
      162,113.28                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1740409                              .2500
      339,677.06                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1740411                              .2500
      173,254.39                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1740424                              .2500
      292,221.01                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1740479                              .2500
      347,112.57                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1740510                              .2500
      204,041.43                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      1744810                              .2500
      251,860.10                          .0500
            6.9500                         .0000
            6.7000                         .0000
            6.6500                         .0000
            6.5000                         .1500

      1745149                              .2500
      660,964.14                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1752139                              .2500
      520,091.17                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1753946                              .2500
      314,280.49                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1756332                              .2500
      128,055.18                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1756604                              .2500
      261,568.92                          .0500
            6.8500                         .0000
            6.6000                         .0000
            6.5500                         .0000
            6.5000                         .0500

      1756613                              .2500
      275,231.64                          .0500
            6.8500                         .0000
            6.6000                         .0000
            6.5500                         .0000
            6.5000                         .0500

      1756731                              .2500
      338,433.41                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1758960                              .2500
      243,109.99                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1759153                              .2500
       71,190.04                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1759433                              .2500
      259,625.31                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1760037                              .2500
      204,673.44                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1763303                              .2500
      274,121.14                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1764002                              .2500
      247,815.74                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1765637                              .2500
      268,013.22                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1768929                              .2500
      257,502.84                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1774884                              .2500
      394,750.95                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1774949                              .2500
      292,981.37                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1779855                              .2500
      355,413.44                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1780006                              .2500
      259,472.92                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1780008                              .2500
      368,803.60                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1781954                              .2500
      279,740.49                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1783417                              .2500
      102,647.16                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1784624                              .2500
      258,920.60                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1788271                              .2500
      247,293.57                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1793704                              .2500
      180,110.60                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1796348                              .2500
      286,777.17                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1807846                              .2500
      303,846.97                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1809642                              .2500
      176,087.31                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1812566                              .2500
      328,634.85                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1824708                              .2500
      289,038.27                          .0500
            6.9000                         .0000
            6.6500                         .0000
            6.6000                         .0000
            6.5000                         .1000

      1826385                              .2500
      291,801.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1828416                              .2500
      267,261.28                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1831531                              .2500
      244,194.90                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1832175                              .2500
      215,214.00                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1832181                              .2500
      286,075.69                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1832385                              .2500
      267,936.85                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1832579                              .2500
      295,844.32                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1833294                              .2500
      253,781.20                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1833307                              .2500
      383,924.46                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1836653                              .2500
      340,236.12                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1840055                              .2500
      491,227.42                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1840072                              .2500
      379,420.94                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1840141                              .2500
      296,051.69                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1840165                              .2500
      231,449.11                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1840166                              .2500
      321,686.66                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1840643                              .2500
      440,601.09                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1840690                              .2500
      304,001.15                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      1841776                              .2500
       67,262.92                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1841901                              .2500
      250,683.77                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1842674                              .2500
      368,110.41                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1843241                              .2500
      299,129.31                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1844512                              .2500
      244,319.04                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1847060                              .2500
       65,485.28                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1847136                              .2500
      174,174.26                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1847207                              .2500
      217,726.18                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1848185                              .2500
      247,650.88                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1848213                              .2500
      164,928.49                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1848216                              .2500
       85,904.37                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1848248                              .2500
      339,376.92                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1848307                              .2500
      339,202.83                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1859208                              .2500
      497,351.50                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1864003                              .2500
      274,885.47                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1885005                              .2500
      337,913.96                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      1889052                              .2500
      200,542.59                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1893324                              .2500
      251,903.46                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1947959                              .2500
      382,903.25                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2614416                              .2500
      214,048.64                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2619373                              .2500
      328,039.07                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2624579                              .2500
      459,666.10                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2663493                              .2500
      376,640.46                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2663532                              .2500
      241,761.35                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      2663546                              .2500
      241,901.18                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2663580                              .2500
      333,024.62                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2663625                              .2500
      258,350.88                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2663629                              .2500
      448,910.75                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2663642                              .2500
      388,399.07                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2663653                              .2500
      473,336.89                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2663656                              .2500
      218,240.62                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2663682                              .2500
       81,363.10                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      2663684                              .2500
      266,138.87                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2663738                              .2500
      445,987.92                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2663798                              .2500
      251,232.25                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2663815                              .2500
      278,145.67                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2663844                              .2500
      299,637.67                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2663925                              .2500
      478,488.90                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      2663960                              .2500
      352,712.30                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2673821                              .2500
      344,505.79                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      2673895                              .2500
      263,805.81                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2673935                              .2500
      292,990.62                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2673944                              .2500
      332,226.96                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2673967                              .2500
      309,212.17                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2673995                              .2500
      190,129.38                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2674021                              .2500
      209,894.18                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2761058                              .2500
      407,854.95                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2762068                              .2500
      266,132.67                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      2930473                              .2500
      852,514.29                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2992644                              .2500
      257,537.15                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      2997224                              .2500
      320,430.21                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      3048121                              .2500
      432,943.57                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      3060545                              .2500
      137,159.57                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4317636                              .2500
      338,686.16                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4526705                              .2500
      338,053.12                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4526733                              .5000
      282,331.79                          .0500
            7.3750                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      4588453                              .2500
      351,596.10                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4605312                              .2500
      440,867.38                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4624901                              .2500
      548,720.49                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4624913                              .2500
      331,064.03                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4637420                              .2500
      292,057.14                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4641482                              .2500
      443,688.65                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4697056                              .2500
      595,322.67                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4714503                              .2500
      379,523.72                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      4723353                              .2500
      737,150.30                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4723500                              .2500
      395,017.17                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4731407                              .2500
      525,763.92                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4731652                              .2500
      553,494.82                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4733529                              .2500
      396,314.59                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4744727                              .2500
      477,923.19                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4762027                              .2500
       79,872.31                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4763095                              .2500
      328,017.35                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      4769308                              .2500
      309,741.07                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4802309                              .5000
      144,915.75                          .0500
            7.1250                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4802323                              .5000
      242,932.42                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4802325                              .5000
      531,179.24                          .0500
            7.5000                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4828424                              .2500
      285,621.63                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4831172                              .2500
      323,988.50                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4832363                              .2500
      326,162.82                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4846269                              .2500
      381,401.22                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      4855124                              .2500
      361,216.78                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4861425                              .2500
      417,870.80                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4862099                              .2500
      373,423.65                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4871899                              .2500
      416,935.25                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

  TOTAL NUMBER OF LOANS:      194
  TOTAL BALANCE........:         54,512,612.05


  RUN ON     : 03/29/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.30.07            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004821
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  RFC NET RATE                          6.7562            6.6000      7.0000
  NET MTG RATE(INVSTR RATE)             6.7062            6.5500      6.9500
  POST STRIP RATE                       6.5000            6.5000      6.5000
  SUB SERV FEE                           .2621             .1250      1.1250
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .2062             .0500       .4500







  TOTAL NUMBER OF LOANS:   194
  TOTAL BALANCE........:      54,512,612.05


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 08.30.07          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED GROUP III                  CUTOFF : 03/01/04
  POOL       : 0004821
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1323628          472/M32             F          572,000.00         ZZ
                                         180        230,032.40          1
                                       7.000          5,141.30         79
                                       6.625          5,141.30
    FULLERTON        CA   92631          2            06/04/93         00
    302719695                            05           08/01/93          0
    006200639107                         O            07/01/08
    0


    1324811          635/447             F          104,000.00         ZZ
                                         180         43,336.91          4
                                       7.875            986.39         59
                                       6.750            986.39
    NEWARK           NJ   07014          2            06/02/93         00
    4074812                              05           08/01/93          0
    3111986                              O            07/01/08
    0


    1324849          554/076             F          404,100.00         ZZ
                                         180        147,004.05          1
                                       7.125          3,660.46         46
                                       6.875          3,660.46
    CONCORD          MA   01242          2            05/17/93         00
    15380156                             05           07/01/93          0
    8641709                              O            06/01/08
    0


    1325836          635/447             F          248,000.00         ZZ
                                         180        103,341.54          1
                                       7.875          2,352.16         67
                                       6.750          2,352.16
    WEST WINDSOR TW  NJ   08540          2            06/11/93         00
    4075224                              05           08/01/93          0
1


    3169978                              O            07/01/08
    0


    1329348          472/M32             F          800,000.00         ZZ
                                         180        318,059.89          1
                                       7.125          7,246.65         67
                                       6.625          7,246.65
    IRVINE           CA   92715          2            05/21/93         00
    302717327                            05           07/01/93          0
    006200637001                         O            06/01/08
    0


    1330044          635/447             F           86,000.00         ZZ
                                         180         19,074.87          1
                                       7.875            815.67         46
                                       6.750            815.67
    NUTLEY           NJ   07110          2            06/10/93         00
    4074403                              05           08/01/93          0
    3055746                              O            07/01/08
    0


    1333489          369/369             F          456,300.00         ZZ
                                         180        182,352.99          1
                                       7.250          4,165.40         58
                                       7.000          4,165.40
    WASHINGTON       DC   20007          2            05/21/93         00
    47278361                             05           07/01/93          0
    47278361                             O            06/01/08
    0


    1334351          570/M32             F          438,000.00         ZZ
                                         180        174,886.07          1
                                       7.250          3,998.34         60
                                       7.000          3,998.34
    LOS ANGELES      CA   90064          2            05/13/93         00
    302720586                            05           07/01/93          0
    5237516                              O            06/01/08
    0


    1334673          375/M32             F          364,000.00         ZZ
                                         180         93,897.13          1
                                       7.000          3,271.73         80
                                       6.750          3,271.73
    ARLINGTON        TX   76013          1            05/14/93         00
    302721402                            03           07/01/93          0
    344855                               O            06/01/08
    0


1


    1334956          052/670             F          319,000.00         ZZ
                                         180         52,592.32          1
                                       7.000          2,867.27         63
                                       6.750          2,867.27
    PLEASANTVILLE    NY   10570          5            05/14/93         00
    3119265543                           05           07/01/93          0
    236741                               O            06/01/08
    0


    1335172          267/943             F          362,000.00         ZZ
                                         180        139,295.61          1
                                       6.875          3,228.52         41
                                       6.625          3,228.52
    LOS ANGELES      CA   90077          2            05/19/93         00
    541711094                            05           07/01/93          0
    7110945                              O            06/01/08
    0


    1335355          514/M32             F          490,000.00         ZZ
                                         180        195,821.98          1
                                       7.250          4,473.03         55
                                       7.000          4,473.03
    MC LEAN          VA   22102          5            05/21/93         00
    302721295                            03           07/01/93          0
    348360                               O            06/01/08
    0


    1335474          686/686             F          401,000.00         ZZ
                                         180        159,923.30          1
                                       7.200          3,649.29         33
                                       6.950          3,649.29
    NEWPORT BEACH    CA   92660          2            05/20/93         00
    0815015086                           03           07/01/93          0
    030815015086                         O            06/01/08
    0


    1336025          637/447             F          410,100.00         ZZ
                                         180        166,521.54          1
                                       7.250          3,743.65         56
                                       7.000          3,743.65
    COS COB          CT   06807          2            06/10/93         00
    2847246                              05           08/01/93          0
    2433324                              O            07/01/08
    0


    1337080          560/560             F          365,000.00         ZZ
                                         180        120,980.18          1
                                       6.875          3,255.27         70
                                       6.750          3,255.27
1


    MEMPHIS          TN   38119          2            05/24/93         00
    220815385                            03           07/01/93          0
    184317600                            O            06/01/08
    0


    1337530          560/560             F          400,000.00         ZZ
                                         180        160,773.62          1
                                       7.000          3,595.31         54
                                       6.875          3,595.31
    HEWLETT BAY PK   NY   11557          1            06/14/93         00
    220847503                            05           08/01/93          0
    197629702                            O            07/01/08
    0


    1337892          158/076             F          280,000.00         ZZ
                                         180        114,348.25          1
                                       7.375          2,575.79         70
                                       6.750          2,575.79
    WAYLAND          MA   01778          1            06/16/93         00
    10692196                             05           08/01/93          0
    2398238                              O            07/01/08
    0


    1337894          158/076             F          330,000.00         ZZ
                                         180        134,768.04          1
                                       7.375          3,035.75         52
                                       6.750          3,035.75
    VILLA HILLS      KY   41017          2            06/08/93         00
    10692199                             05           08/01/93          0
    2400349                              O            07/01/08
    0


    1348942          635/447             F          163,000.00         ZZ
                                         180         66,506.27          2
                                       7.625          1,522.64         70
                                       6.625          1,522.64
    YONKERS          NY   10701          2            06/24/93         00
    4075037                              05           08/01/93          0
    3133048                              O            07/01/08
    0


    1359480          406/406             F          220,000.00         ZZ
                                         156         51,086.48          1
                                       7.125          2,166.69         71
                                       6.875          2,166.69
    MONSEY           NY   10952          5            12/24/93         00
    1124759                              05           02/01/94          0
    0117102                              O            01/01/07
    0
1




    1379835          531/181             F          375,000.00         T
                                         180        171,549.92          1
                                       6.875          3,344.46         76
                                       6.625          3,344.46
    BLACK BUTTE RAN  OR   97759          2            03/08/94         00
    0001091944                           03           05/01/94          0
    32290779                             O            04/01/09
    0


    1380058          076/076             F          337,000.00         ZZ
                                         180        153,705.10          1
                                       7.125          3,052.66         90
                                       6.875          3,052.66
    CHANTILLY        VA   22021          2            02/25/94         04
    13980682                             05           04/01/94         17
    3980682                              O            03/01/09
    0


    1629495          B24/G02             F          253,500.00         ZZ
                                         180         13,499.79          1
                                       7.125          2,296.28         75
                                       6.875          2,296.28
    PISCATAWAY       NJ   08854          1            12/23/97         00
    0430567339                           05           02/01/98          0
    060403249                            O            01/01/13
    0


    1668122          074/G02             F          400,000.00         ZZ
                                         180        280,543.92          1
                                       7.125          3,623.32         40
                                       6.875          3,623.32
    DANA POINT       CA   92624          5            10/06/97         00
    0430548883                           05           12/01/97          0
    1506356262                           O            11/01/12
    0


    1671119          429/S48             F          552,000.00         ZZ
                                         180        331,421.96          1
                                       6.875          4,923.04         80
                                       6.625          4,923.04
    BROOKLYN         NY   11209          2            11/20/97         00
    0063306964                           05           01/01/98          0
    63306964                             O            12/01/12
    0


    1678686          074/G02             F          650,000.00         ZZ
                                         180        459,045.80          1
1


                                       7.125          5,887.90         40
                                       6.875          5,887.90
    CINCINNATI       OH   45243          5            12/24/97         00
    0430598847                           05           01/01/98          0
    1507335010                           O            12/01/12
    0


    1678781          074/G02             F          340,000.00         ZZ
                                         120        158,500.04          1
                                       7.000          3,947.69         80
                                       6.750          3,947.69
    CHATTANOOGA      TN   37415          1            12/19/97         00
    0430599688                           05           02/01/98          0
    1577111855                           O            01/01/08
    0


    1678815          074/G02             F          360,000.00         ZZ
                                         180        256,690.91          1
                                       7.250          3,286.31         62
                                       7.000          3,286.31
    AVENTURA         FL   33160          2            12/08/97         00
    0430599951                           06           02/01/98          0
    1589142594                           O            01/01/13
    0


    1679809          462/076             F          320,350.00         ZZ
                                         180        227,785.90          1
                                       7.125          2,901.84         80
                                       6.875          2,901.84
    MIAMI            FL   33178          1            12/30/97         00
    14923424                             03           02/01/98          0
    0005041207                           O            01/01/13
    0


    1684847          E66/E66             F          453,000.00         ZZ
                                         180        321,214.36          1
                                       7.000          4,071.69         49
                                       6.750          4,071.69
    CHARLOTTE        NC   28207          2            12/22/97         00
    600363031                            05           02/01/98          0
    600363031                            O            01/01/13
    0


    1687848          267/943             F          595,000.00         ZZ
                                         180        423,601.65          1
                                       6.875          5,306.54         80
                                       6.625          5,306.54
    CHATSWORTH       CA   91311          2            01/22/98         00
    541433976                            05           03/01/98          0
1


    4339760                              O            02/01/13
    0


    1687858          144/144             F          400,000.00         ZZ
                                         180        173,058.84          1
                                       6.875          3,567.42         80
                                       6.625          3,567.42
    GOSHEN           NY   10924          5            11/30/93         00
    160473090000000                      05           01/01/94          0
    160473090                            O            12/01/08
    0


    1687861          144/144             F          350,000.00         ZZ
                                         180        149,172.95          1
                                       6.875          3,121.49         67
                                       6.625          3,121.49
    GREECE           NY   14626          5            10/12/93         00
    160516955000000                      05           12/01/93          0
    160516955                            O            11/01/08
    0


    1687872          144/144             F          600,000.00         ZZ
                                         180        175,754.95          1
                                       7.125          5,434.99         50
                                       6.875          5,434.99
    CHAPPAQUA        NY   10514          5            02/17/94         00
    160554659000000                      05           04/01/94          0
    160554659                            O            03/01/09
    0


    1687890          144/144             F          500,000.00         ZZ
                                         120         49,149.82          1
                                       6.875          5,773.26         63
                                       6.625          5,773.26
    T/NEW CASTLE     NY   10514          5            03/13/96         00
    160592154000000                      05           05/01/96          0
    160592154                            O            04/01/06
    0


    1689882          074/074             F          335,000.00         ZZ
                                         180        231,918.70          1
                                       6.875          2,987.71         79
                                       6.625          2,987.71
    GERMANTOWN       TN   38139          2            01/26/98         00
    1345004432                           05           03/01/98          0
    1345004432                           O            02/01/13
    0


1


    1690972          074/074             F          325,000.00         ZZ
                                         180         16,767.55          1
                                       7.000          2,921.19         65
                                       6.750          2,921.19
    FAIRFIELD        CT   06430          2            01/14/98         00
    1114028647                           05           03/01/98          0
    1114028647                           O            02/01/13
    0


    1690977          074/074             F          356,000.00         T
                                         180        250,610.58          1
                                       7.125          3,224.76         80
                                       6.875          3,224.76
    N BETHANY BEACH  DE   19930          1            01/08/98         00
    1181084963                           03           03/01/98          0
    1181084963                           O            02/01/13
    0


    1690993          074/074             F          440,000.00         ZZ
                                         180        315,774.37          1
                                       7.250          4,016.60         80
                                       7.000          4,016.60
    PORTLAND         OR   97219          1            01/09/98         00
    1493011394                           05           03/01/98          0
    1493011394                           O            02/01/13
    0


    1691056          074/074             F          351,200.00         ZZ
                                         180        249,724.31          1
                                       7.125          3,181.28         80
                                       6.875          3,181.28
    DESTIN           FL   32541          1            12/24/97         00
    1511221025                           09           02/01/98          0
    1511221025                           O            01/01/13
    0


    1691121          074/074             F           52,800.00         T
                                         180         37,900.24          1
                                       7.250            482.00         80
                                       7.000            482.00
    CAROLINA BEACH   NC   28428          5            01/12/98         00
    1577114219                           01           03/01/98          0
    1577114219                           O            02/01/13
    0


    1691964          267/943             F          486,000.00         ZZ
                                         180        346,000.39          1
                                       6.875          4,334.42         54
                                       6.625          4,334.42
1


    SALINAS          CA   93908          2            12/31/97         00
    541432941                            05           03/01/98          0
    4329414                              O            02/01/13
    0


    1694963          F28/G02             F          525,000.00         ZZ
                                         180        373,441.98          1
                                       6.875          4,682.24         80
                                       6.625          4,682.24
    SEWICKLEY        PA   15143          1            01/09/98         00
    0430632240                           05           03/01/98          0
    3559081                              O            02/01/13
    0


    1696762          686/686             F          349,500.00         ZZ
                                         180        248,287.13          1
                                       7.085          3,158.04         80
                                       6.835          3,158.04
    MENDHAM BORO     NJ   07945          5            01/26/98         00
    0818658585                           05           03/01/98          0
    818658585                            O            02/01/13
    0


    1696921          E22/G02             F          541,400.00         ZZ
                                         180        362,677.95          1
                                       7.000          4,866.26         68
                                       6.750          4,866.26
    CRANDALL         TX   75114          2            02/03/98         00
    0410706485                           05           04/01/98          0
    410706485                            O            03/01/13
    0


    1697569          074/074             F           75,000.00         ZZ
                                         180         54,193.72          1
                                       7.250            684.65         75
                                       7.000            684.65
    TAYLORS          SC   29687          2            01/28/98         00
    1577107519                           05           04/01/98          0
    1577107519                           O            03/01/13
    0


    1701966          450/G02             F          350,000.00         ZZ
                                         166        139,251.07          1
                                       7.125          3,321.25         63
                                       6.875          3,321.25
    DALLAS           TX   75230          2            12/31/97         00
    0430667345                           05           02/01/98          0
    3879475                              O            11/01/11
    0
1




    1703836          470/G02             F          360,000.00         ZZ
                                         180        210,812.93          1
                                       7.125          3,261.00         60
                                       6.875          3,261.00
    SANTA ROSA       CA   95409          5            04/01/98         00
    0430766378                           03           06/01/98          0
    75006097                             O            05/01/13
    0


    1703870          462/076             F          489,950.00         ZZ
                                         180        348,812.41          1
                                       6.875          4,369.64         70
                                       6.625          4,369.64
    NEWPORT COAST    CA   92657          1            01/26/98         00
    14924393                             03           03/01/98          0
    0005161807                           O            02/01/13
    0


    1704038          686/686             F          175,742.25         ZZ
                                         125        156,899.42          1
                                       6.850          1,950.33         23
                                       6.600          1,950.33
    MENLO PARK       CA   94025          5            02/03/03         00
    0818654758                           05           11/01/02          0
    818654758                            O            03/01/13
    0


    1715276          439/G02             F          516,000.00         ZZ
                                         180        362,143.05          1
                                       6.850          4,594.79         46
                                       6.600          4,594.79
    SARATOGA         CA   95070          5            11/04/97         00
    0430726497                           05           01/01/98          0
    1927862                              O            12/01/12
    0


    1721503          686/686             F          475,000.00         ZZ
                                         180        343,384.44          1
                                       7.000          4,269.44         40
                                       6.750          4,269.44
    HILLSBOROUGH     CA   94010          5            03/10/98         00
    0818654477                           05           05/01/98          0
    818654477                            O            04/01/13
    0


    1721564          686/686             F          386,000.00         ZZ
                                         180        240,020.38          1
1


                                       7.215          3,516.04         58
                                       6.965          3,516.04
    W HARRISON       NY   10604          2            02/23/98         00
    0818746463                           05           04/01/98          0
    818746463                            O            03/01/13
    0


    1734313          975/G02             F          383,000.00         ZZ
                                         180        279,836.57          1
                                       7.250          3,496.26         61
                                       7.000          3,496.26
    LOS ANGELES      CA   90005          2            04/03/98         00
    0430781096                           03           06/01/98          0
    981174                               O            05/01/13
    0


    1739312          367/367             F          556,500.00         ZZ
                                         180        395,276.12          1
                                       7.250          5,080.08         70
                                       7.000          5,080.08
    POTOMAC          MD   20854          5            04/22/98         00
    0099154902                           05           06/01/98          0
    9803000271                           O            05/01/13
    0


    1740382          943/943             F          270,750.00         ZZ
                                         180        185,722.21          1
                                       7.000          2,433.58         90
                                       6.750          2,433.58
    CORAL SPRINGS    FL   33076          1            05/05/98         11
    7545800413                           03           07/01/98         12
    7545800413                           O            06/01/13
    0


    1740399          943/943             F          372,000.00         ZZ
                                         180        162,113.28          1
                                       7.000          3,343.65         78
                                       6.750          3,343.65
    CONCORD          NC   28027          2            03/11/98         00
    8080074260                           03           05/01/98          0
    8080074260                           O            04/01/13
    0


    1740409          943/943             F          472,225.00         ZZ
                                         180        339,677.06          1
                                       7.250          4,310.77         65
                                       7.000          4,310.77
    GARDEN CITY      SC   29576          5            04/02/98         00
    8080075368                           03           06/01/98          0
1


    8080075368                           O            05/01/13
    0


    1740411          943/943             F          351,000.00         ZZ
                                         120        173,254.39          1
                                       7.000          4,075.41         60
                                       6.750          4,075.41
    DALTON           GA   30720          2            03/26/98         00
    8080075527                           03           05/01/98          0
    8080075527                           O            04/01/08
    0


    1740424          943/943             F          405,000.00         ZZ
                                         180        292,221.01          1
                                       6.875          3,612.01         72
                                       6.625          3,612.01
    MOUNTAIN VIEW    CA   94041          1            03/23/98         00
    8080077986                           05           05/01/98          0
    8080077986                           O            04/01/13
    0


    1740479          943/943             F          500,000.00         ZZ
                                         180        347,112.57          1
                                       7.250          4,564.32         80
                                       7.000          4,564.32
    CARLSBAD         CA   92009          1            04/30/98         00
    8090057605                           05           06/01/98          0
    8090057605                           O            05/01/13
    0


    1740510          943/943             F          405,000.00         ZZ
                                         120        204,041.43          1
                                       7.125          4,728.53         54
                                       6.875          4,728.53
    CORAL GABLES     FL   33156          2            04/06/98         00
    8111138185                           05           06/01/98          0
    8111138185                           O            05/01/08
    0


    1744810          439/G02             F          373,000.00         ZZ
                                         180        251,860.10          1
                                       6.950          3,342.22         61
                                       6.700          3,342.22
    LOS ANGELES      CA   90045          2            04/27/98         00
    0430797191                           05           07/01/98          0
    019480466                            O            06/01/13
    0


1


    1745149          A35/A35             F          900,000.00         ZZ
                                         180        660,964.14          1
                                       7.125          8,152.48         65
                                       6.875          8,152.48
    MANHASSET        NY   11030          1            05/12/98         00
    LP7919                               05           07/01/98          0
    LP7919                               O            06/01/13
    0


    1752139          664/G02             F          945,000.00         ZZ
                                         180        520,091.17          1
                                       7.000          8,493.93         63
                                       6.750          8,493.93
    PACIFIC PALISAD  CA   90272          5            05/19/98         00
    0430851840                           03           07/01/98          0
    2565356                              O            06/01/13
    0


    1753946          195/G02             F          425,000.00         ZZ
                                         180        314,280.49          1
                                       7.125          3,849.79         55
                                       6.875          3,849.79
    FORT LAUDERDALE  FL   33301          2            06/01/98         00
    0430841692                           05           08/01/98          0
    57724                                O            07/01/13
    0


    1756332          116/116             F          424,000.00         ZZ
                                         180        128,055.18          1
                                       6.875          3,781.47         80
                                       6.625          3,781.47
    THE WOODLANDS    TX   77381          1            05/29/98         00
    091067106                            03           07/01/98          0
    091067106                            O            06/01/13
    0


    1756604          439/G02             F          358,000.00         ZZ
                                         180        261,568.92          1
                                       6.850          3,187.86         67
                                       6.600          3,187.86
    LOS ANGELES      CA   90036          5            05/01/98         00
    0430895870                           05           07/01/98          0
    1955733                              O            06/01/13
    0


    1756613          439/G02             F          376,700.00         ZZ
                                         180        275,231.64          1
                                       6.850          3,354.38         80
                                       6.600          3,354.38
1


    BELLAIRE         TX   77401          1            05/18/98         00
    0430896084                           05           07/01/98          0
    1956859                              O            06/01/13
    0


    1756731          E82/G02             F          460,000.00         ZZ
                                         180        338,433.41          1
                                       6.875          4,102.53         64
                                       6.625          4,102.53
    HEWLETT HARBOR   NY   11557          5            06/03/98         00
    0400116877                           05           08/01/98          0
    400116877                            O            07/01/13
    0


    1758960          638/G02             F          335,000.00         ZZ
                                         180        243,109.99          1
                                       6.875          2,987.71         60
                                       6.625          2,987.71
    SOLANA BEACH     CA   92075          2            04/24/98         00
    0430852418                           05           06/01/98          0
    8735358                              O            05/01/13
    0


    1759153          975/G02             F          127,000.00         ZZ
                                         180         71,190.04          1
                                       7.250          1,159.34         61
                                       7.000          1,159.34
    SAN FRANCISCO    CA   94109          2            06/03/98         00
    0430885848                           06           08/01/98          0
    981833                               O            07/01/13
    0


    1759433          638/G02             F          363,500.00         ZZ
                                         180        259,625.31          1
                                       7.250          3,318.26         75
                                       7.000          3,318.26
    YUBA CITY        CA   95993          2            03/31/98         00
    0430856575                           05           05/01/98          0
    8726913                              O            04/01/13
    0


    1760037          638/G02             F          335,000.00         ZZ
                                         180        204,673.44          1
                                       6.875          2,987.71         72
                                       6.625          2,987.71
    GLENDALE         CA   91205          2            05/08/98         00
    0430861468                           05           07/01/98          0
    8743447                              O            06/01/13
    0
1




    1763303          638/G02             F          425,800.00         ZZ
                                         180        274,121.14          1
                                       6.875          3,797.52         69
                                       6.625          3,797.52
    SANTA ANA        CA   92705          5            05/22/98         00
    0430875922                           05           07/01/98          0
    8752900                              O            06/01/13
    0


    1764002          975/G02             F          375,000.00         ZZ
                                         180        247,815.74          1
                                       7.250          3,423.24         73
                                       7.000          3,423.24
    RANCHO PALOS VE  CA   90275          2            06/11/98         00
    0430880500                           05           08/01/98          0
    981924                               O            07/01/13
    0


    1765637          L31/G02             F          375,600.00         ZZ
                                         180        268,013.22          1
                                       7.125          3,402.30         76
                                       6.875          3,402.30
    MORRISTOWN       TN   37813          2            03/31/98         00
    0430898254                           05           05/01/98          0
    133799387                            O            04/01/13
    0


    1768929          267/943             F          350,000.00         ZZ
                                         180        257,502.84          1
                                       6.875          3,121.50         46
                                       6.625          3,121.50
    LAGUNA BEACH     CA   92651          5            06/15/98         00
    541425522                            05           08/01/98          0
    4255225                              O            07/01/13
    0


    1774884          976/076             F          540,000.00         ZZ
                                         180        394,750.95          1
                                       6.875          4,816.02         70
                                       6.625          4,816.02
    LOS ANGELES      CA   91356          2            05/06/98         00
    14168403                             05           07/01/98          0
    5303919                              O            06/01/13
    0


    1774949          976/076             F          400,000.00         ZZ
                                         180        292,981.37          1
1


                                       7.000          3,595.32         46
                                       6.750          3,595.32
    GRANITE BAY      CA   95746          1            05/20/98         00
    14846103                             03           07/01/98          0
    5501476                              O            06/01/13
    0


    1779855          943/943             F          500,000.00         ZZ
                                         180        355,413.44          1
                                       6.875          4,459.28         75
                                       6.625          4,459.28
    BIRMINGHAM       AL   35244          2            05/21/98         00
    8080081435                           03           07/01/98          0
    8080081435                           O            06/01/13
    0


    1780006          943/943             F          350,000.00         ZZ
                                         180        259,472.92          1
                                       7.250          3,195.03         54
                                       7.000          3,195.03
    AGOURA HILLS     CA   91301          5            06/01/98         00
    8565400485                           03           08/01/98          0
    8565400485                           O            07/01/13
    0


    1780008          943/943             F          500,000.00         ZZ
                                         180        368,803.60          1
                                       7.000          4,494.15         67
                                       6.750          4,494.15
    NEWPORT BEACH    CA   92663          1            06/12/98         00
    8565900398                           05           08/01/98          0
    8565900398                           O            07/01/13
    0


    1781954          E22/G02             F          375,000.00         ZZ
                                         180        279,740.49          1
                                       7.250          3,423.24         65
                                       7.000          3,423.24
    GLENDALE         CA   91206          2            07/13/98         00
    0410876916                           03           09/01/98          0
    410876916                            O            08/01/13
    0


    1783417          F28/G02             F          350,000.00         ZZ
                                         180        102,647.16          1
                                       7.125          3,170.41         44
                                       6.875          3,170.41
    DUNDEE           IL   60118          5            06/17/98         00
    0430952648                           05           08/01/98          0
1


    3894866                              O            07/01/13
    0


    1784624          E22/G02             F          350,000.00         ZZ
                                         180        258,920.60          1
                                       6.875          3,121.49         39
                                       6.625          3,121.49
    HILLSBOROUGH     CA   94010          2            07/24/98         00
    0410976906                           05           09/01/98          0
    410976906                            O            08/01/13
    0


    1788271          E26/G02             F          334,000.00         ZZ
                                         180        247,293.57          1
                                       6.875          2,978.80         80
                                       6.625          2,978.80
    LAGUNA NIGUEL    CA   92677          2            07/24/98         00
    0430977058                           03           09/01/98          0
    34800732                             O            08/01/13
    0


    1793704          638/G01             F          245,000.00         ZZ
                                         180        180,110.60          1
                                       7.000          2,202.13         59
                                       6.750          2,202.13
    SAN FRANCISCO    CA   94132          2            08/05/98         00
    0430992487                           05           10/01/98          0
    08771786                             O            09/01/13
    0


    1796348          638/G01             F          418,000.00         ZZ
                                         180        286,777.17          1
                                       6.875          3,727.95         51
                                       6.625          3,727.95
    VILLA PARK       CA   92861          2            08/06/98         00
    0430997825                           05           10/01/98          0
    8769406                              O            09/01/13
    0


    1807846          601/G01             F          440,000.00         ZZ
                                         180        303,846.97          1
                                       7.000          3,954.85         80
                                       6.750          3,954.85
    TAMPA            FL   33613          1            07/29/98         00
    0431033281                           03           09/01/98          0
    1250432                              O            08/01/13
    0


1


    1809642          526/686             F          348,000.00         ZZ
                                         180        176,087.31          1
                                       6.875          3,103.65         58
                                       6.625          3,103.65
    MODESTO          CA   95356          2            06/25/98         00
    6103278237                           03           08/01/98          0
    327823                               O            07/01/13
    0


    1812566          976/076             F          440,000.00         ZZ
                                         180        328,634.85          1
                                       7.000          3,954.85         57
                                       6.750          3,954.85
    WINCHESTER       MA   01890          2            08/31/98         00
    14916361                             05           10/01/98          0
    5511762                              O            09/01/13
    0


    1824708          439/686             F          389,200.00         ZZ
                                         180        289,038.27          1
                                       6.900          3,476.52         78
                                       6.650          3,476.52
    OLMOS PARK       TX   78212          2            09/08/98         00
    7019789127                           05           11/01/98          0
    1978912                              O            10/01/13
    0


    1826385          593/447             F          389,500.00         ZZ
                                         180        291,801.97          1
                                       6.875          3,473.78         60
                                       6.625          3,473.78
    SALT LAKE CITY   UT   84124          2            09/24/98         00
    2919809                              05           11/01/98          0
    0007221310                           O            10/01/13
    0


    1828416          387/G01             F          360,000.00         ZZ
                                         180        267,261.28          1
                                       7.000          3,235.78         63
                                       6.750          3,235.78
    NORTHBROOK       IL   60062          2            09/11/98         00
    0431086057                           05           11/01/98          0
    0001514694                           O            10/01/13
    0


    1831531          J95/J95             F          332,000.00         T
                                         180        244,194.90          1
                                       7.000          2,984.11         80
                                       6.750          2,984.11
1


    LEWES            DE   19958          5            08/31/98         00
    0009489527                           05           10/01/98          0
    94898527                             O            09/01/13
    0


    1832175          076/076             F          291,000.00         ZZ
                                         180        215,214.00          1
                                       7.000          2,615.60         56
                                       6.750          2,615.60
    MOLINE           IL   61265          5            09/24/98         00
    17253344                             05           11/01/98          0
    7253344                              O            10/01/13
    0


    1832181          076/076             F          381,600.00         ZZ
                                         180        286,075.69          1
                                       6.875          3,403.32         73
                                       6.625          3,403.32
    CORPUS CHRISTI   TX   78412          2            09/11/98         00
    17269567                             05           11/01/98          0
    7269567                              O            10/01/13
    0


    1832385          638/G01             F          388,950.00         ZZ
                                         180        267,936.85          1
                                       6.875          3,468.87         64
                                       6.625          3,468.87
    OMAHA            NE   68118          5            10/26/98         00
    0431090281                           05           12/01/98          0
    8807708                              O            11/01/13
    0


    1832579          387/G01             F          393,700.00         ZZ
                                         180        295,844.32          1
                                       7.250          3,593.94         75
                                       7.000          3,593.94
    ATHENS           GA   30606          5            09/14/98         00
    0431087451                           05           11/01/98          0
    0001511211                           O            10/01/13
    0


    1833294          637/G01             F          385,000.00         ZZ
                                         180        253,781.20          1
                                       7.000          3,460.49         59
                                       6.750          3,460.49
    OAKLAND          CA   94610          2            10/20/98         00
    0431107200                           05           12/01/98          0
    13430574                             O            11/01/13
    0
1




    1833307          637/G01             F          509,000.00         ZZ
                                         180        383,924.46          1
                                       6.875          4,539.54         51
                                       6.625          4,539.54
    MILPITAS         CA   95035          2            10/20/98         00
    0431102177                           05           12/01/98          0
    0013427620                           O            11/01/13
    0


    1836653          601/G01             F          450,000.00         ZZ
                                         180        340,236.12          1
                                       7.000          4,044.73         79
                                       6.750          4,044.73
    UNIVERSITY PARK  TX   75205          1            10/15/98         00
    0431099282                           05           12/01/98          0
    2043016                              O            11/01/13
    0


    1840055          074/074             F          650,000.00         ZZ
                                         180        491,227.42          1
                                       7.000          5,842.38         56
                                       6.750          5,842.38
    BAY HEAD         NJ   08742          1            10/27/98         00
    1101252309                           05           12/01/98          0
    1101252309                           O            11/01/13
    0


    1840072          074/074             F          500,000.00         ZZ
                                         180        379,420.94          1
                                       6.875          4,459.28         67
                                       6.625          4,459.28
    NEW VERNON       NJ   07976          1            11/02/98         00
    1106180475                           05           01/01/99          0
    1106180475                           O            12/01/13
    0


    1840141          074/074             F          392,500.00         ZZ
                                         180        296,051.69          1
                                       6.875          3,500.53         57
                                       6.625          3,500.53
    WALNUT           CA   91789          2            10/16/98         00
    1506771005                           05           12/01/98          0
    1506771005                           O            11/01/13
    0


    1840165          074/074             F          324,000.00         ZZ
                                         180        231,449.11          1
1


                                       6.875          2,889.61         90
                                       6.625          2,889.61
    ARLINGTON        TX   76017          2            10/09/98         21
    1525015327                           05           12/01/98         25
    1525015327                           O            11/01/13
    0


    1840166          074/074             F          428,800.00         ZZ
                                         180        321,686.66          1
                                       7.000          3,854.18         73
                                       6.750          3,854.18
    FORT WORTH       TX   76132          2            09/24/98         00
    1525016239                           03           11/01/98          0
    1525016239                           O            10/01/13
    0


    1840643          387/G01             F          584,150.00         ZZ
                                         180        440,601.09          1
                                       6.875          5,209.77         65
                                       6.625          5,209.77
    EVANSTON         IL   60201          2            10/27/98         00
    0431110253                           05           12/01/98          0
    0001557131                           O            11/01/13
    0


    1840690          E22/G01             F          400,000.00         ZZ
                                         180        304,001.15          1
                                       7.000          3,595.31         78
                                       6.750          3,595.31
    ALBUQUERQUE      NM   87120          1            11/02/98         00
    0411094170                           05           01/01/99          0
    411094170                            O            12/01/13
    0


    1841776          J95/J95             F          340,000.00         ZZ
                                         180         67,262.92          1
                                       7.250          3,103.74         30
                                       7.000          3,103.74
    SCOTTSDALE       AZ   85254          2            09/10/98         00
    0016157026                           03           11/01/98          0
    0016157026                           O            10/01/13
    0


    1841901          196/G01             F          334,200.00         ZZ
                                         180        250,683.77          1
                                       6.875          2,980.58         59
                                       6.625          2,980.58
    OAK PARK         CA   91301          2            10/28/98         00
    0431110238                           05           12/01/98          0
1


    1193945                              O            11/01/13
    0


    1842674          623/G01             F          650,000.00         ZZ
                                         180        368,110.41          1
                                       7.250          5,933.61         62
                                       7.000          5,933.61
    BOCA RATON       FL   33496          1            09/23/98         00
    0431116938                           05           11/01/98          0
    1177207                              O            10/01/13
    0


    1843241          638/G01             F          491,650.00         ZZ
                                         180        299,129.31          1
                                       7.000          4,419.09         75
                                       6.750          4,419.09
    ANNAPOLIS        MD   21401          1            10/30/98         00
    0431112010                           03           12/01/98          0
    3166415                              O            11/01/13
    0


    1844512          664/G01             F          382,000.00         ZZ
                                         180        244,319.04          1
                                       6.875          3,406.89         62
                                       6.625          3,406.89
    ENCINO AREA      CA   91436          2            10/20/98         00
    0431117373                           05           12/01/98          0
    2771145                              O            11/01/13
    0


    1847060          560/560             F          181,000.00         ZZ
                                         180         65,485.28          1
                                       6.875          1,614.26         52
                                       6.625          1,614.26
    WEST HARRISON    NY   10604          2            10/22/98         00
    161594106                            05           12/01/98          0
    161594106                            O            11/01/13
    0


    1847136          560/560             F          339,000.00         ZZ
                                         180        174,174.26          1
                                       6.875          3,023.39         65
                                       6.625          3,023.39
    WOOD CLIFF LAKE  NJ   07675          2            06/25/98         00
    495979502                            05           08/01/98          0
    495979502                            O            07/01/13
    0


1


    1847207          560/560             F          310,000.00         ZZ
                                         180        217,726.18          1
                                       6.875          2,764.75         75
                                       6.625          2,764.75
    POTTSTOWN        PA   19464          5            09/14/98         00
    498616606                            03           11/01/98          0
    498616606                            O            10/01/13
    0


    1848185          966/G01             F          378,000.00         ZZ
                                         180        247,650.88          1
                                       7.250          3,450.62         78
                                       7.000          3,450.62
    TYLER            TX   75703          2            11/10/98         00
    0431122845                           05           01/01/99          0
    30008581                             O            12/01/13
    0


    1848213          074/074             F          220,000.00         ZZ
                                         180        164,928.49          1
                                       6.875          1,962.08         74
                                       6.625          1,962.08
    NEW YORK         NY   10023          5            09/28/98         00
    1111215262                           11           11/01/98          0
    1111215262                           O            10/01/13
    0


    1848216          074/074             F          135,000.00         ZZ
                                         180         85,904.37          1
                                       7.125          1,222.88         69
                                       6.875          1,222.88
    BROOKLYN         NY   11201          5            10/28/98         00
    1111233049                           12           01/01/99          0
    1111233049                           O            12/01/13
    0


    1848248          074/074             F          450,000.00         ZZ
                                         180        339,376.92          1
                                       6.875          4,013.34         72
                                       6.625          4,013.34
    PRAIRIE VILLAGE  KS   66208          5            11/03/98         00
    1512637197                           05           12/01/98          0
    1512637197                           O            11/01/13
    0


    1848307          964/G01             F          447,000.00         ZZ
                                         180        339,202.83          1
                                       6.875          3,986.59         54
                                       6.625          3,986.59
1


    ROSS             CA   94957          5            11/18/98         00
    0431123983                           05           01/01/99          0
    45543                                O            12/01/13
    0


    1859208          A26/G01             F          641,725.05         ZZ
                                         176        497,351.50          1
                                       7.000          5,842.39         70
                                       6.750          5,842.39
    UPPER SADDLE RI  NJ   07458          2            04/23/99         00
    0431309376                           05           06/01/99          0
    12633                                O            01/01/14
    0


    1864003          B98/G01             F          470,000.00         ZZ
                                         120        274,885.47          1
                                       6.875          5,426.87         56
                                       6.625          5,426.87
    IRVINE           CA   92715          2            02/11/99         00
    0431225457                           03           04/01/99          0
    0000                                 O            03/01/09
    0


    1885005          943/943             F          450,000.00         ZZ
                                         180        337,913.96          1
                                       7.000          4,044.73         67
                                       6.750          4,044.73
    MANHASSET        NY   11030          5            12/03/98         00
    8111163405                           01           02/01/99          0
    8111163405                           O            01/01/14
    0


    1889052          638/G01             F          375,000.00         ZZ
                                         180        200,542.59          1
                                       6.875          3,344.45         70
                                       6.625          3,344.45
    WOODBRIDGE       CT   06525          5            02/25/99         00
    0431250372                           05           04/01/99          0
    08851296                             O            03/01/14
    0


    1893324          076/076             F          327,000.00         ZZ
                                         180        251,903.46          1
                                       7.125          2,962.07         68
                                       6.875          2,962.07
    SAN  CLEMENTE    CA   92673          2            02/04/99         00
    18851937                             03           03/01/99          0
    8851937                              O            02/01/14
    0
1




    1947959          070/070             F          480,000.00         ZZ
                                         180        382,903.25          1
                                       7.125          4,347.99         56
                                       6.875          4,347.99
    REDMOND          WA   98053          5            07/14/99         00
    004462597                            05           09/01/99          0
    4462597                              O            08/01/14
    0


    2614416          696/G02             F          500,000.00         ZZ
                                         180        214,048.64          1
                                       7.125          4,529.16         55
                                       6.875          4,529.16
    MCLEAN           VA   22101          1            01/15/98         00
    0430576280                           05           03/01/98          0
    2081323                              O            02/01/13
    0


    2619373          696/G02             F          455,200.00         ZZ
                                         180        328,039.07          1
                                       7.125          4,123.34         80
                                       6.875          4,123.34
    BETHESDA         MD   20817          2            02/10/98         00
    0430626523                           05           04/01/98          0
    3128035                              O            03/01/13
    0


    2624579          696/G02             F          640,000.00         ZZ
                                         180        459,666.10          1
                                       7.000          5,752.50         80
                                       6.750          5,752.50
    VIENNA           VA   22182          2            02/25/98         00
    0430661876                           05           04/01/98          0
    5011122                              O            03/01/13
    0


    2663493          354/S48             F          522,000.00         ZZ
                                         180        376,640.46          1
                                       6.875          4,655.48         78
                                       6.625          4,655.48
    FORT COLLINS     CO   80524          2            03/25/98         00
    0021710629                           03           05/01/98          0
    0021710629                           O            04/01/13
    0


    2663532          354/S48             F          344,000.00         ZZ
                                         180        241,761.35          1
1


                                       7.125          3,116.06         67
                                       6.875          3,116.06
    LAS VEGAS        NV   89129          2            04/06/98         00
    0021801428                           03           06/01/98          0
    0021801428                           O            05/01/13
    0


    2663546          354/S48             F          357,800.00         ZZ
                                         180        241,901.18          1
                                       6.875          3,191.05         61
                                       6.625          3,191.05
    MONUMENT         CO   80132          2            05/22/98         00
    0021817853                           03           07/01/98          0
    0021817853                           O            06/01/13
    0


    2663580          354/S48             F          470,000.00         ZZ
                                         180        333,024.62          1
                                       6.875          4,191.72         78
                                       6.625          4,191.72
    CARSON CITY      NV   89704          2            05/22/98         00
    0021847835                           05           07/01/98          0
    0021847835                           O            06/01/13
    0


    2663625          354/S48             F          354,000.00         ZZ
                                         180        258,350.88          1
                                       6.875          3,157.17         75
                                       6.625          3,157.17
    SIMPSONVILLE     SC   29680          5            05/15/98         00
    0021890520                           05           07/01/98          0
    0021890520                           O            06/01/13
    0


    2663629          354/S48             F          645,000.00         ZZ
                                         180        448,910.75          1
                                       6.875          5,752.46         68
                                       6.625          5,752.46
    EDWARDS          CO   81632          2            05/22/98         00
    0021894977                           03           07/01/98          0
    0021894977                           O            06/01/13
    0


    2663642          354/S48             F          585,150.00         ZZ
                                         180        388,399.07          1
                                       6.875          5,218.69         69
                                       6.625          5,218.69
    HOUSTON          TX   77019          2            05/14/98         00
    0021908538                           03           07/01/98          0
1


    0021908538                           O            06/01/13
    0


    2663653          354/S48             F          650,000.00         ZZ
                                         180        473,336.89          1
                                       7.000          5,842.38         65
                                       6.750          5,842.38
    PLANO            TX   75093          2            04/29/98         00
    0021915350                           03           06/01/98          0
    0021915350                           O            05/01/13
    0


    2663656          354/S48             F          297,000.00         ZZ
                                         180        218,240.62          1
                                       7.125          2,690.32         64
                                       6.875          2,690.32
    NAPERVILLE       IL   60564          2            05/22/98         00
    0021915731                           03           07/01/98          0
    0021915731                           O            06/01/13
    0


    2663682          354/S48             F          364,600.00         ZZ
                                         120         81,363.10          1
                                       7.125          4,256.84         53
                                       6.875          4,256.84
    KNOXVILLE        TN   37922          2            05/21/98         00
    0021925946                           03           07/01/98          0
    0021925946                           O            06/01/08
    0


    2663684          354/S48             F          400,000.00         ZZ
                                         180        266,138.87          1
                                       6.875          3,567.42         58
                                       6.625          3,567.42
    BIRMINGHAM       AL   35213          2            06/01/98         00
    0021926605                           05           08/01/98          0
    0021926605                           O            07/01/13
    0


    2663738          354/S48             F          650,000.00         ZZ
                                         180        445,987.92          1
                                       7.000          5,842.38         70
                                       6.750          5,842.38
    POWELL           OH   43065          5            05/22/98         00
    0021967641                           05           07/01/98          0
    0021967641                           O            06/01/13
    0


1


    2663798          354/S48             F          345,000.00         ZZ
                                         180        251,232.25          1
                                       7.000          3,100.96         48
                                       6.750          3,100.96
    SAN CARLOS       CA   94070          5            04/14/98         00
    0026137992                           05           06/01/98          0
    0026137992                           O            05/01/13
    0


    2663815          354/S48             F          444,000.00         ZZ
                                         180        278,145.67          1
                                       7.125          4,021.90         58
                                       6.875          4,021.90
    ATLANTA          GA   30309          5            04/09/98         00
    0026237271                           05           06/01/98          0
    0026237271                           O            05/01/13
    0


    2663844          354/S48             F          426,000.00         ZZ
                                         180        299,637.67          1
                                       7.125          3,858.85         62
                                       6.875          3,858.85
    PALO ALTO        CA   94303          2            06/08/98         00
    0026297978                           05           08/01/98          0
    0026297978                           O            07/01/13
    0


    2663925          354/S48             F          649,500.00         ZZ
                                         180        478,488.90          1
                                       7.250          5,929.05         40
                                       7.000          5,929.05
    PALOS VERDES ES  CA   90274          5            05/18/98         00
    0026426254                           05           07/01/98          0
    0026426254                           O            06/01/13
    0


    2663960          354/S48             F          480,000.00         ZZ
                                         180        352,712.30          1
                                       7.125          4,347.99         80
                                       6.875          4,347.99
    ROCKVILLE        MD   20850          1            06/04/98         00
    0026456574                           05           07/01/98          0
    0026456574                           O            06/01/13
    0


    2673821          354/S48             F          467,000.00         ZZ
                                         180        344,505.79          1
                                       7.125          4,230.23         77
                                       6.875          4,230.23
1


    FORT COLLINS     CO   80524          2            06/24/98         00
    0022012181                           03           08/01/98          0
    0022012181                           O            07/01/13
    0


    2673895          354/S48             F          358,600.00         ZZ
                                         180        263,805.81          1
                                       6.875          3,198.20         68
                                       6.625          3,198.20
    NOVATO           CA   94949          2            06/23/98         00
    0022082424                           03           08/01/98          0
    0022082424                           O            07/01/13
    0


    2673935          354/S48             F          400,000.00         T
                                         180        292,990.62          1
                                       7.000          3,595.32         59
                                       6.750          3,595.32
    SUNRIVER         OR   97707          1            05/11/98         00
    0022134928                           03           07/01/98          0
    0022134928                           O            06/01/13
    0


    2673944          354/S48             F          450,000.00         ZZ
                                         180        332,226.96          1
                                       6.875          4,013.34         75
                                       6.625          4,013.34
    FLOWER MOUND     TX   75028          1            08/03/98         00
    0022148738                           03           09/01/98          0
    0022148738                           O            08/01/13
    0


    2673967          354/S48             F          425,000.00         ZZ
                                         180        309,212.17          1
                                       6.875          3,790.39         46
                                       6.625          3,790.39
    ASHTON           MD   20861          1            07/13/98         00
    0026497057                           05           09/01/98          0
    0026497057                           O            08/01/13
    0


    2673995          354/S48             F          346,000.00         ZZ
                                         180        190,129.38          1
                                       6.875          3,085.82         47
                                       6.625          3,085.82
    AGOURA HILL      CA   91301          2            07/13/98         00
    0026559450                           05           09/01/98          0
    26559450                             O            08/01/13
    0
1




    2674021          354/S48             F          348,000.00         ZZ
                                         180        209,894.18          1
                                       6.875          3,103.66         67
                                       6.625          3,103.66
    LOS ANGELES      CA   90034          2            07/15/98         00
    0026631069                           05           09/01/98          0
    0026631069                           O            08/01/13
    0


    2761058          F28/G01             F          585,650.00         ZZ
                                         180        407,854.95          1
                                       6.875          5,223.15         74
                                       6.625          5,223.15
     TIERRA VERDE    FL   33715          2            06/29/98         00
    0431268788                           05           09/01/98          0
    3869787                              O            08/01/13
    0


    2762068          623/G01             F          374,000.00         ZZ
                                         180        266,132.67          1
                                       6.875          3,335.54         74
                                       6.625          3,335.54
    RICHMOND HILL    GA   31324          2            12/23/98         00
    0431254481                           05           02/01/99          0
    1209844                              O            01/01/14
    0


    2930473          070/070             F        1,085,000.00         ZZ
                                         180        852,514.29          1
                                       6.875          9,676.62         68
                                       6.625          9,676.62
    RANCHO SANTA FE  CA   92067          2            05/06/99         00
    006117945                            05           07/01/99          0
    6117945                              O            06/01/14
    0


    2992644          976/076             F          468,000.00         ZZ
                                         180        257,537.15          1
                                       7.250          4,272.20         54
                                       7.000          4,272.20
    RANCHO PALOS VE  CA   90275          1            08/11/99         00
    15584909                             03           10/01/99          0
    5714309                              O            09/01/14
    0


    2997224          354/S48             F          414,850.00         ZZ
                                         180        320,430.21          1
1


                                       6.875          3,699.86         80
                                       6.625          3,699.86
    COLLEYVILLE      TX   76034          2            02/26/99         00
    0022985196                           03           04/01/99          0
    0022985196                           O            03/01/14
    0


    3048121          S48/S48             F          534,150.00         ZZ
                                         180        432,943.57          1
                                       7.125          4,838.50         27
                                       6.875          4,838.50
    RICHMOND         VA   23233          5            10/25/99         00
    0023574502                           05           12/01/99          0
    0023574502                           O            11/01/14
    0


    3060545          943/943             F          318,750.00         ZZ
                                         180        137,159.57          1
                                       7.125          2,887.34         75
                                       6.875          2,887.34
    NEW YORK         NY   10038          1            05/11/99         00
    9090079072                           12           07/01/99          0
    9090079072                           O            06/01/14
    0


    4317636          Q73/G01             F          399,000.00         ZZ
                                         180        338,686.16          1
                                       6.875          3,558.50         78
                                       6.625          3,558.50
    BRANDON          MS   39047          2            03/06/01         00
    0432690824                           02           05/01/01          0
    2783435                              O            04/01/16
    0


    4526705          405/943             F          400,000.00         ZZ
                                         180        338,053.12          1
                                       7.125          3,623.33         54
                                       6.875          3,623.33
    SAN DIEGO        CA   92130          2            02/14/01         00
    1715514                              03           04/01/01          0
    17155144                             O            03/01/16
    0


    4526733          405/943             F          332,000.00         ZZ
                                         180        282,331.79          1
                                       7.375          3,054.15         71
                                       6.875          3,054.15
    GOLDEN           CO   80401          5            03/01/01         00
    1714574                              03           05/01/01          0
1


    17145749                             O            04/01/16
    0


    4588453          163/X14             F          400,000.00         ZZ
                                         180        351,596.10          1
                                       7.125          3,623.33         80
                                       6.875          3,623.33
    BARRINGTON       RI   02806          1            03/16/01         00
    8022020609                           05           05/01/01          0
    1000252025                           O            04/01/16
    0


    4605312          144/144             F          500,000.00         ZZ
                                         180        440,867.38          1
                                       7.000          4,494.14         46
                                       6.750          4,494.14
    NORWALK          CT   06853          1            04/16/01         00
    160664540000000                      05           06/01/01          0
    01GUIDERD                            O            05/01/16
    0


    4624901          286/286             F          650,000.00         ZZ
                                         180        548,720.49          1
                                       6.875          5,797.06         77
                                       6.625          5,797.06
    LEAWOOD          KS   66209          2            02/28/01         00
    0270448                              05           04/01/01          0
    270448                               O            03/01/16
    0


    4624913          286/286             F          376,400.00         ZZ
                                         180        331,064.03          1
                                       7.250          3,436.02         70
                                       7.000          3,436.02
    DESTIN           FL   32541          2            03/06/01         00
    0271568                              01           05/01/01          0
    271568                               O            04/01/16
    0


    4637420          893/G01             F          335,000.00         T
                                         180        292,057.14          1
                                       7.000          3,011.07         69
                                       6.750          3,011.07
    CAMBRIA          CA   93428          2            04/11/01         00
    0432753895                           05           06/01/01          0
    M10323081                            O            05/01/16
    0


1


    4641482          964/G01             F          503,200.00         ZZ
                                         180        443,688.65          1
                                       7.000          4,522.91         80
                                       6.750          4,522.91
    ARROYO GRANDE    CA   93420          2            04/18/01         00
    0432800472                           05           06/01/01          0
    117483                               O            05/01/16
    0


    4697056          026/G01             F          676,000.00         ZZ
                                         180        595,322.67          1
                                       6.875          6,028.94         80
                                       6.625          6,028.94
    TAMPA            FL   33609          1            04/18/01         00
    0432827780                           05           06/01/01          0
    0454338                              O            05/01/16
    0


    4714503          405/943             F          432,000.00         ZZ
                                         180        379,523.72          1
                                       7.125          3,913.19         80
                                       6.875          3,913.19
    DALLAS           TX   75209          1            03/19/01         00
    1210101                              05           05/01/01          0
    0012101010                           O            04/01/16
    0


    4723353          E22/G01             F          834,000.00         ZZ
                                         180        737,150.30          1
                                       7.250          7,613.28         59
                                       7.000          7,613.28
    WINDSOR          CA   95492          2            04/17/01         00
    0412501231                           03           06/01/01          0
    0412501231                           O            05/01/16
    0


    4723500          E22/G01             F          448,000.00         ZZ
                                         180        395,017.17          1
                                       7.000          4,026.75         65
                                       6.750          4,026.75
    UNIVERSITY PARK  TX   75225          5            04/24/01         00
    0412583445                           05           06/01/01          0
    0412583445                           O            05/01/16
    0


    4731407          225/G01             F          600,000.00         ZZ
                                         180        525,763.92          1
                                       7.250          5,477.18         37
                                       7.000          5,477.18
1


    FT LAUDERDALE    FL   33308          5            02/22/01         00
    0432762441                           03           04/01/01          0
    6522903                              O            03/01/16
    0


    4731652          225/G01             F          635,000.00         ZZ
                                         180        553,494.82          1
                                       6.875          5,663.28         80
                                       6.625          5,663.28
    WOODLAND         TX   77380          2            03/02/01         00
    0432761641                           03           04/01/01          0
    723521100                            O            03/01/16
    0


    4733529          181/181             F          460,000.00         ZZ
                                         180        396,314.59          1
                                       6.875          4,102.53         80
                                       6.625          4,102.53
    SAN JOSE         CA   95135          1            01/30/01         00
    0613203802                           03           03/01/01          0
    613203802                            O            02/01/16
    0


    4744727          181/181             F          573,650.00         T
                                         180        477,923.19          1
                                       6.875          5,116.12         70
                                       6.625          5,116.12
    PARK CITY        UT   84060          1            02/13/01         00
    0613469040                           01           04/01/01          0
    613469040                            O            03/01/16
    0


    4762027          163/X14             F          611,000.00         ZZ
                                         180         79,872.31          1
                                       7.000          5,491.85         65
                                       6.750          5,491.85
    TOWACO           NJ   07082          2            02/23/01         00
    8021952083                           05           04/01/01          0
    1000230123                           O            03/01/16
    0


    4763095          163/X14             F          375,000.00         ZZ
                                         180        328,017.35          1
                                       7.125          3,396.87         60
                                       6.875          3,396.87
    CHESTER          NY   10918          1            02/14/01         00
    8021853356                           05           04/01/01          0
    1000180689                           O            03/01/16
    0
1




    4769308          286/286             F          355,000.00         ZZ
                                         180        309,741.07          1
                                       7.125          3,215.71         80
                                       6.875          3,215.71
    IRWIN            PA   15642          1            04/26/01         00
    0373845                              05           06/01/01          0
    373845                               O            05/01/16
    0


    4802309          405/943             F          186,500.00         ZZ
                                         180        144,915.75          1
                                       7.125          1,689.38         26
                                       6.625          1,689.38
    SEAL BEACH       CA   90740          5            03/29/01         00
    1723126                              05           05/01/01          0
    0017231267                           O            04/01/16
    0


    4802323          405/943             F          275,000.00         ZZ
                                         180        242,932.42          1
                                       7.250          2,510.38         41
                                       6.750          2,510.38
    TAMPA            FL   33606          2            04/17/01         00
    1732450                              05           06/01/01          0
    0017324500                           O            05/01/16
    0


    4802325          405/943             F          600,000.00         T
                                         180        531,179.24          1
                                       7.500          5,562.08         75
                                       7.000          5,562.08
    LOS ANGELES      CA   90064          2            04/17/01         00
    1736992                              05           06/01/01          0
    0017369927                           O            05/01/16
    0


    4828424          E22/G01             F          339,000.00         ZZ
                                         180        285,621.63          1
                                       6.875          3,023.39         75
                                       6.625          3,023.39
    EDMOND           OK   73003          2            05/14/01         00
    0412645400                           03           07/01/01          0
    0412645400                           O            06/01/16
    0


    4831172          J95/J95             F          367,000.00         ZZ
                                         180        323,988.50          1
1


                                       7.125          3,324.41         74
                                       6.875          3,324.41
    WILMINGTON       DE   19803          2            04/23/01         00
    0020133641                           05           06/01/01          0
    0020133641                           O            05/01/16
    0


    4832363          L60/F27             F          372,000.00         ZZ
                                         180        326,162.82          1
                                       6.875          3,317.70         80
                                       6.625          3,317.70
    CHERRYVILLE      NC   28021          2            03/26/01         00
    6610622508                           05           05/01/01          0
    6610622508                           O            04/01/16
    0


    4846269          225/G01             F          436,000.00         ZZ
                                         180        381,401.22          1
                                       6.875          3,888.48         80
                                       6.625          3,888.48
    JACKSONVILLE     FL   32210          1            03/16/01         00
    0432837409                           05           05/01/01          0
    6258637                              O            04/01/16
    0


    4855124          025/025             F          428,000.00         ZZ
                                         180        361,216.78          1
                                       6.875          3,817.14         80
                                       6.625          3,817.14
    COCOA BEACH      FL   32931          1            04/09/01         00
    0138965058                           03           06/01/01          0
    0138965058                           O            05/01/16
    0


    4861425          225/G01             F          474,500.00         ZZ
                                         180        417,870.80          1
                                       6.875          4,231.85         78
                                       6.625          4,231.85
    SHELBYVILLE      KY   40065          2            04/10/01         00
    0432825743                           05           06/01/01          0
    7257979                              O            05/01/16
    0


    4862099          225/G01             F          423,000.00         ZZ
                                         180        373,423.65          1
                                       7.125          3,831.67         75
                                       6.875          3,831.67
    HOLLISTON        MA   01746          5            04/10/01         00
    0432822971                           05           06/01/01          0
1


    7256242                              O            05/01/16
    0


    4871899          E82/G01             F          471,700.00         ZZ
                                         180        416,935.25          1
                                       6.875          4,206.88         63
                                       6.625          4,206.88
    EASTHAM          MA   02642          2            05/29/01         00
    0400426987                           05           07/01/01          0
    0400426987                           O            06/01/16
    0

   TOTAL NUMBER OF LOANS   :        194

   TOTAL ORIGINAL BALANCE  :    81,915,192.30

   TOTAL PRINCIPAL BALANCE :    54,512,612.05

   TOTAL ORIGINAL P+I      :       744,579.38

   TOTAL CURRENT P+I       :       744,579.38


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                                    EXHIBIT F-6

                                               GROUP V LOAN SCHEDULE

                                                 (Filed Manually)
  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.32.02           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1  FIXED GROUP IV                  CUTOFF : 03/01/04
  POOL       : 0004822
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------------------

      1675457                              .2500
      278,124.22                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1682129                              .2500
      337,558.34                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1686191                              .2500
      206,084.16                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      1687862                              .2500
      175,285.45                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      1687864                              .2500
      166,659.52                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      1687866                              .2500
      164,453.32                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      1687874                              .2500
      228,466.55                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      1691109                              .2500
      294,499.77                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1695832                              .2500
      290,108.53                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1698187                              .2500
      287,886.62                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1721569                              .2500
      210,814.91                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1732390                              .2500
      231,523.03                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1739617                              .2500
      447,884.16                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      1747184                              .2500
      248,593.16                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      1750364                              .2500
      301,147.51                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1772187                              .2500
      353,719.86                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1779733                              .2500
      254,600.67                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      1779895                              .2500
      436,868.15                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      1779952                              .2500
      271,505.04                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      1779975                              .2500
      289,706.23                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000

      1779992                              .2500
      285,440.86                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      1782822                              .2500
      245,833.90                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      1795563                              .2500
      483,078.04                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1806266                              .2500
      274,011.72                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      1806374                              .2500
      294,280.66                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      1812474                              .2500
      260,118.35                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1812572                              .2500
       84,793.37                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1814384                              .2500
      279,285.62                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      1819772                              .2500
       17,761.38                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      1824714                              .2500
      436,737.47                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      1827497                              .2500
      383,432.88                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1829672                              .2500
      163,816.98                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1831604                              .2500
      256,089.50                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1836637                              .2500
      265,268.33                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1838934                              .2500
      314,740.30                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1839134                              .2500
      358,072.15                          .0500
            6.1000                         .0000
            5.8500                         .0000
            5.8000                         .0000
            5.8000                         .0000

      1840057                              .2500
      301,372.09                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1840088                              .2500
      382,493.58                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250
1



      1842523                              .2500
      487,359.30                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      1843601                              .2500
      276,133.01                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1844230                              .2500
      302,162.36                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      1847044                              .2500
      294,125.10                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1847061                              .2500
      348,696.51                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      1847072                              .2500
      341,671.84                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      1849466                              .2500
      263,073.47                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1869160                              .2500
      156,921.14                          .0500
            5.8750                         .0000
            5.6250                         .0000
            5.5750                         .0000
            5.5750                         .0000
1



      1884094                              .2500
      376,771.79                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      1884821                              .2500
      265,845.13                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      1885047                              .2500
      314,584.37                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1885056                              .2500
      392,601.62                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      1892217                              .2500
      269,605.36                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1893277                              .2500
      457,569.68                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1893323                              .2500
      398,614.73                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1948255                              .2500
       16,324.84                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000
1



      1954569                              .2500
      146,251.91                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      2663476                              .2500
      152,803.90                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663552                              .2500
      219,852.05                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663685                              .2500
      250,649.07                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663699                              .2500
      373,047.90                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663714                              .2500
      162,235.50                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663731                              .2500
      437,136.44                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663754                              .2500
      247,973.52                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250
1



      2663787                              .2500
      393,415.09                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663821                              .2500
      319,828.14                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663874                              .2500
      304,896.78                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663899                              .2500
      309,526.71                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663906                              .2500
      302,353.81                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663980                              .2500
      300,871.58                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2663992                              .2500
      273,416.25                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2664005                              .2500
       55,395.43                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      2673812                              .2500
      318,594.12                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2673836                              .2500
      377,923.65                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2673867                              .2500
      255,173.27                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2673883                              .2500
      265,870.44                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2673915                              .2500
      429,084.43                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2673972                              .2500
      182,107.64                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      2673986                              .2500
      420,960.62                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2673987                              .2500
      236,401.95                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250
1



      2674018                              .2500
      425,144.62                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      2674041                              .2500
      295,411.11                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2698404                              .2500
      284,166.88                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2761077                              .2500
      343,651.04                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      2761139                              .2500
      218,733.45                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      2761154                              .2500
      210,171.53                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      2930455                              .2500
      648,230.01                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      4380846                              .2500
      141,937.63                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      4497375                              .2500
      287,619.41                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      4526731                              .5000
      345,455.44                          .0500
            6.7500                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      4526734                              .5000
      195,883.45                          .0500
            6.6250                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      4588099                              .2500
      271,430.56                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      4640058                              .2500
      303,282.49                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      4668050                              .2500
      153,723.60                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4675233                              .2500
      433,714.17                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      4688383                              .2500
      350,738.54                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      4732589                              .2500
      284,045.39                          .0500
            5.7500                         .0000
            5.5000                         .0000
            5.4500                         .0000
            5.4500                         .0000

      4734744                              .2500
      343,599.80                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      4741389                              .2500
      335,751.20                          .0500
            6.0000                         .0000
            5.7500                         .0000
            5.7000                         .0000
            5.7000                         .0000

      4741554                              .2500
      342,588.23                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      4742341                              .2500
      648,165.18                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      4783788                              .2500
      412,934.18                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4784693                              .2500
      322,553.95                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      4785320                              .2500
      557,114.10                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      4785410                              .2500
      263,916.07                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4785815                              .2500
      391,177.42                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4787274                              .2500
      378,199.25                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      4788309                              .2500
       27,733.29                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      4802305                              .2500
      296,773.51                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4802306                              .5000
      108,757.88                          .0500
            7.0000                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4802307                              .3750
      346,977.97                          .0500
            6.8750                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4802310                              .2500
      356,814.40                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250
1



      4802314                              .2500
      231,464.91                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      4802315                              .3750
      320,025.38                          .0500
            6.8750                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4802319                              .5000
      275,846.14                          .0500
            7.0000                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4802327                              .3750
      564,267.82                          .0500
            6.8750                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4802328                              .2500
      305,869.79                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4841483                              .2500
      836,223.57                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      4861797                              .2500
      449,258.12                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

  TOTAL NUMBER OF LOANS:      117
  TOTAL BALANCE........:         35,569,298.31


  RUN ON     : 03/29/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.32.02            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004822
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        6.5881            5.7500      7.0000
  RFC NET RATE                          6.3273            5.5000      6.5000
  NET MTG RATE(INVSTR RATE)             6.2773            5.4500      6.4500
  POST STRIP RATE                       5.9782            5.4500      6.0000
  SUB SERV FEE                           .2608             .2500       .5000
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .2991             .0000       .4500







  TOTAL NUMBER OF LOANS:   117
  TOTAL BALANCE........:      35,569,298.31


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 08.32.02          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED GROUP IV                   CUTOFF : 03/01/04
  POOL       : 0004822
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1675457          491/S48             F          400,000.00         ZZ
                                         180        278,124.22          1
                                       6.750          3,539.64         79
                                       6.500          3,539.64
    NEWPORT BEACH    CA   92663          1            10/21/97         00
    4263292742                           06           12/01/97          0
    63292742                             O            11/01/12
    0


    1682129          G75/G75             F          550,000.00         ZZ
                                         180        337,558.34          1
                                       6.500          4,791.10         55
                                       6.250          4,791.10
    KNOXSVILLE       TN   37922          2            12/24/97         00
    0003397898                           05           02/01/98          0
    03397898                             O            01/01/13
    0


    1686191          957/G02             F          380,700.00         ZZ
                                         180        206,084.16          1
                                       6.250          3,264.21         74
                                       6.000          3,264.21
    UNIVERSITY PARK  TX   75225          5            01/15/98         00
    0430591123                           05           03/01/98          0
    0246320                              O            02/01/13
    0


    1687862          144/144             F          424,000.00         ZZ
                                         180        175,285.45          1
                                       6.125          3,606.65         80
                                       5.875          3,606.65
    GREENBURGH       NY   10522          1            10/27/93         00
    160520577000000                      05           12/01/93          0
1


    160520577                            O            11/01/08
    0


    1687864          144/144             F          395,000.00         ZZ
                                         180        166,659.52          1
                                       6.250          3,386.82         80
                                       6.000          3,386.82
    SOMMERS          NY   10536          1            11/30/93         00
    160530089000000                      05           01/01/94          0
    160530089                            O            12/01/08
    0


    1687866          144/144             F          384,000.00         ZZ
                                         180        164,453.32          1
                                       6.250          3,292.50         80
                                       6.000          3,292.50
    CLARKSTOWN       NY   10956          2            12/16/93         00
    160536656000000                      05           02/01/94          0
    160536656                            O            01/01/09
    0


    1687874          144/144             F          511,000.00         ZZ
                                         180        228,466.55          1
                                       6.250          4,381.43         62
                                       6.000          4,381.43
    NEW CASTLE       NY   10514          2            03/23/94         00
    160558148000000                      05           05/01/94          0
    160558148                            O            04/01/09
    0


    1691109          074/074             F          450,000.00         ZZ
                                         180        294,499.77          1
                                       6.750          3,982.10         60
                                       6.500          3,982.10
    BEND             OR   97702          1            01/06/98         00
    1565182630                           03           03/01/98          0
    1565182630                           O            02/01/13
    0


    1695832          959/G02             F          400,000.00         ZZ
                                         180        290,108.53          1
                                       6.500          3,484.43         37
                                       6.250          3,484.43
    GARDEN CITY      NY   11530          2            05/11/98         00
    0430790964                           05           07/01/98          0
    1695832                              O            06/01/13
    0


1


    1698187          450/994             F          404,500.00         ZZ
                                         180        287,886.62          1
                                       6.750          3,579.46         66
                                       6.500          3,579.46
    GROSSE POINTE F  MI   48236          1            02/19/98         00
    5927758267                           05           04/01/98          0
    4486023                              O            03/01/13
    0


    1721569          686/686             F          339,300.00         ZZ
                                         180        210,814.91          1
                                       6.750          3,002.50         50
                                       6.500          3,002.50
    WHITTIER         CA   90605          2            03/19/98         00
    0818757874                           05           05/01/98          0
    818757874                            O            04/01/13
    0


    1732390          575/G02             F          411,400.00         ZZ
                                         180        231,523.03          1
                                       6.750          3,640.52         42
                                       6.500          3,640.52
    HOUSTON          TX   77024          2            04/17/98         00
    0430780635                           05           06/01/98          0
    9075383                              O            05/01/13
    0


    1739617          A91/G02             F          650,000.00         ZZ
                                         180        447,884.16          1
                                       6.250          5,573.25         65
                                       6.000          5,573.25
    NEPONSIT         NY   11694          2            06/07/98         00
    0430875997                           05           07/01/98          0
    9816239A                             O            06/01/13
    0


    1747184          526/686             F          348,200.00         ZZ
                                         180        248,593.16          1
                                       6.750          3,081.26         62
                                       6.500          3,081.26
    COLLEYVILLE      TX   76034          2            02/12/98         00
    6103096381                           03           04/01/98          0
    309638                               O            03/01/13
    0


    1750364          025/025             F          416,000.00         ZZ
                                         180        301,147.51          1
                                       6.750          3,681.22         80
                                       6.500          3,681.22
1


    MIAMI            FL   33014          1            04/30/98         00
    0001087857                           05           06/01/98          0
    108785                               O            05/01/13
    0


    1772187          638/G02             F          485,000.00         ZZ
                                         180        353,719.86          1
                                       6.750          4,291.82         76
                                       6.500          4,291.82
    RICHMOND         VA   23233          1            06/30/98         00
    0430897488                           03           08/01/98          0
    3174206                              O            07/01/13
    0


    1779733          299/G02             F          400,000.00         ZZ
                                         180        254,600.67          1
                                       6.375          3,457.00         71
                                       6.125          3,457.00
    VILLA PARK       CA   92861          5            06/22/98         00
    0430927905                           05           08/01/98          0
    878341                               O            07/01/13
    0


    1779895          943/943             F          600,000.00         ZZ
                                         180        436,868.15          1
                                       6.375          5,185.51         80
                                       6.125          5,185.51
    ROSS             CA   94957          1            06/09/98         00
    8080088701                           05           08/01/98          0
    8080088701                           O            07/01/13
    0


    1779952          943/943             F          452,000.00         ZZ
                                         180        271,505.04          1
                                       6.000          3,814.24         80
                                       5.750          3,814.24
    WILMINGTON       DE   19807          1            06/15/98         00
    8111134797                           05           08/01/98          0
    8111134797                           O            07/01/13
    0


    1779975          943/943             F          400,000.00         ZZ
                                         180        289,706.23          1
                                       6.125          3,402.50         45
                                       5.875          3,402.50
    LLOYD HARBOR     NY   11743          1            06/24/98         00
    8111143753                           05           08/01/98          0
    8111143753                           O            07/01/13
    0
1




    1779992          943/943             F          430,000.00         ZZ
                                         180        285,440.86          1
                                       6.625          3,775.38         63
                                       6.375          3,775.38
    SAN JOSE         CA   95130          5            04/17/98         00
    8529900464                           05           06/01/98          0
    8529900464                           O            05/01/13
    0


    1782822          025/025             F          335,000.00         ZZ
                                         180        245,833.90          1
                                       6.750          2,964.45         49
                                       6.500          2,964.45
    KNOXVILLE        TN   37922          1            06/19/98         00
    0003735719                           05           08/01/98          0
    373571                               O            07/01/13
    0


    1795563          K65/G01             F          650,000.00         ZZ
                                         180        483,078.04          1
                                       6.750          5,751.91         65
                                       6.500          5,751.91
    ATLANTA          GA   30327          2            08/19/98         00
    0431007004                           05           10/01/98          0
    0000000                              O            09/01/13
    0


    1806266          943/943             F          388,000.00         ZZ
                                         180        274,011.72          1
                                       6.375          3,353.30         80
                                       6.125          3,353.30
    MONTGOMERY       NJ   08558          1            06/09/98         00
    8111140231                           05           08/01/98          0
    8111140231                           O            07/01/13
    0


    1806374          943/943             F          400,000.00         ZZ
                                         180        294,280.66          1
                                       6.250          3,429.70         32
                                       6.000          3,429.70
    NEW CANAAN       CT   06840          1            08/07/98         00
    8111149422                           05           10/01/98          0
    8111149422                           O            09/01/13
    0


    1812474          976/076             F          350,000.00         ZZ
                                         180        260,118.35          1
1


                                       6.750          3,097.19         57
                                       6.500          3,097.19
    LA JOLLA         CA   92037          2            08/18/98         00
    14325069                             05           10/01/98          0
    5336367                              O            09/01/13
    0


    1812572          976/076             F          400,000.00         ZZ
                                         180         84,793.37          1
                                       6.500          3,484.43         59
                                       6.250          3,484.43
    WARREN           NJ   07059          1            11/24/97         00
    15927517                             05           01/01/98          0
    6511687                              O            12/01/12
    0


    1814384          B60/G01             F          376,250.00         ZZ
                                         180        279,285.62          1
                                       6.375          3,251.74         79
                                       6.125          3,251.74
    BURBANK          CA   91504          2            09/14/98         00
    0431076744                           05           11/01/98          0
    255079                               O            10/01/13
    0


    1819772          896/G01             F           63,000.00         T
                                         180         17,761.38          1
                                       6.625            553.14         85
                                       6.375            553.14
    LINCOLNTON       GA   30817          4            09/10/98         19
    0431066042                           04           11/01/98         25
    0059263388                           O            10/01/13
    0


    1824714          439/686             F          584,000.00         ZZ
                                         180        436,737.47          1
                                       6.750          5,167.88         80
                                       6.500          5,167.88
    UPLAND           CA   91784          2            09/09/98         00
    7019814776                           05           11/01/98          0
    1981477                              O            10/01/13
    0


    1827497          E22/G01             F          510,000.00         ZZ
                                         180        383,432.88          1
                                       6.750          4,513.04         75
                                       6.500          4,513.04
    WARREN           NJ   07059          1            10/02/98         00
    0411074982                           05           12/01/98          0
1


    411074982                            O            11/01/13
    0


    1829672          526/686             F          390,000.00         ZZ
                                         180        163,816.98          1
                                       6.500          3,397.32         60
                                       6.250          3,397.32
    ANAHEIM          CA   92808          2            04/21/98         00
    6103238488                           07           06/01/98          0
    323848                               O            05/01/13
    0


    1831604          F28/G01             F          342,000.00         ZZ
                                         180        256,089.50          1
                                       6.500          2,979.19         69
                                       6.250          2,979.19
    DELRAY BEACH     FL   33446          2            10/15/98         00
    0431087949                           03           12/01/98          0
    4248508                              O            11/01/13
    0


    1836637          601/G01             F          358,000.00         ZZ
                                         180        265,268.33          1
                                       6.750          3,167.98         52
                                       6.500          3,167.98
    LEXINGTON        KY   40502          2            10/21/98         00
    0431099340                           05           12/01/98          0
    1282369                              O            11/01/13
    0


    1838934          830/G01             F          598,000.00         ZZ
                                         120        314,740.30          1
                                       6.500          6,790.17         52
                                       6.250          6,790.17
    KAMUELA          HI   96743          2            10/29/98         00
    0431106525                           05           12/01/98          0
    MADER539040                          O            11/01/08
    0


    1839134          439/686             F          482,000.00         ZZ
                                         180        358,072.15          1
                                       6.100          4,093.48         51
                                       5.850          4,093.48
    MENLO PARK       CA   94025          2            10/19/98         00
    7019938781                           05           12/01/98          0
    1993878                              O            11/01/13
    0


1


    1840057          074/074             F          400,000.00         ZZ
                                         180        301,372.09          1
                                       6.500          3,484.43         71
                                       6.250          3,484.43
    PLEASANTVILLE    NY   10570          2            11/02/98         00
    1106143865                           05           01/01/99          0
    1106143865                           O            12/01/13
    0


    1840088          074/074             F          552,000.00         ZZ
                                         180        382,493.58          1
                                       6.625          4,846.53         80
                                       6.375          4,846.53
    SHAMONG          NJ   08088          1            10/14/98         00
    1161238044                           05           12/01/98          0
    1161238044                           O            11/01/13
    0


    1842523          111/111             F          650,000.00         ZZ
                                         180        487,359.30          1
                                       6.250          5,573.25         57
                                       6.000          5,573.25
    PIEDMONT         CA   94611          1            11/03/98         00
    805989                               05           01/01/99          0
    679000805989                         O            12/01/13
    0


    1843601          F44/G01             F          365,000.00         ZZ
                                         180        276,133.01          1
                                       6.750          3,229.92         75
                                       6.500          3,229.92
    CROWNSVILLE      MD   21032          5            11/23/98         00
    0431113943                           03           01/01/99          0
    205528                               O            12/01/13
    0


    1844230          893/G01             F          403,000.00         ZZ
                                         180        302,162.36          1
                                       6.250          3,455.42         65
                                       6.000          3,455.42
    SAN MATEO        CA   94403          2            11/16/98         00
    0431121094                           05           01/01/99          0
    98110323                             O            12/01/13
    0


    1847044          560/560             F          393,300.00         ZZ
                                         180        294,125.10          1
                                       6.750          3,480.35         57
                                       6.500          3,480.35
1


    MONTEREY         CA   93940          5            09/24/98         00
    160840104                            05           11/01/98          0
    160840104                            O            10/01/13
    0


    1847061          560/560             F          464,900.00         ZZ
                                         180        348,696.51          1
                                       6.625          4,081.80         63
                                       6.375          4,081.80
    DANVILLE         CA   94506          2            10/12/98         00
    161626908                            05           12/01/98          0
    161626908                            O            11/01/13
    0


    1847072          560/560             F          501,500.00         ZZ
                                         180        341,671.84          1
                                       6.000          4,231.95         75
                                       5.750          4,231.95
    ALAMEDA          CA   94502          2            10/26/98         00
    162562300                            03           12/01/98          0
    162562300                            O            11/01/13
    0


    1849466          K56/G01             F          385,000.00         ZZ
                                         180        263,073.47          1
                                       6.750          3,406.90         80
                                       6.500          3,406.90
    EVERETT          WA   98203          1            11/23/98         00
    0431124551                           05           01/01/99          0
    1020026                              O            12/01/13
    0


    1869160          549/S48             F          261,900.00         ZZ
                                         180        156,921.14          1
                                       5.875          2,192.42         77
                                       5.625          2,192.42
    BEAUMONT         CA   92223          2            12/15/98         00
    4865494001                           05           02/01/99          0
    65494008                             O            01/01/14
    0


    1884094          A26/G01             F          490,000.00         ZZ
                                         180        376,771.79          1
                                       6.625          4,302.17         70
                                       6.375          4,302.17
    MONSEY           NY   10952          5            02/16/99         00
    0431240845                           05           04/01/99          0
    13337                                O            03/01/14
    0
1




    1884821          943/943             F          352,000.00         ZZ
                                         180        265,845.13          1
                                       6.625          3,090.54         80
                                       6.375          3,090.54
    MONTGOMERY       AL   36105          2            11/18/98         00
    8080005406                           05           01/01/99          0
    8080005406                           O            12/01/13
    0


    1885047          943/943             F          415,000.00         ZZ
                                         180        314,584.37          1
                                       6.500          3,615.10         56
                                       6.250          3,615.10
    LAKE FOREST      IL   60045          2            12/08/98         00
    8555101015                           05           02/01/99          0
    8555101015                           O            01/01/14
    0


    1885056          943/943             F          559,900.00         ZZ
                                         180        392,601.62          1
                                       6.375          4,838.94         80
                                       6.125          4,838.94
    WASHINGTON       DC   20008          1            12/28/98         00
    8562700651                           05           02/01/99          0
    8562700651                           O            01/01/14
    0


    1892217          638/G01             F          350,000.00         ZZ
                                         180        269,605.36          1
                                       6.750          3,097.18         31
                                       6.500          3,097.18
    BEVERLY HILLS    CA   90212          2            02/25/99         00
    0431256841                           05           04/01/99          0
    08859985                             O            03/01/14
    0


    1893277          076/076             F          600,000.00         ZZ
                                         180        457,569.68          1
                                       6.500          5,226.64         60
                                       6.250          5,226.64
    MARION           MA   02738          5            01/15/99         00
    11400847                             05           03/01/99          0
    1400847                              O            02/01/14
    0


    1893323          076/076             F          536,000.00         ZZ
                                         180        398,614.73          1
1


                                       6.750          4,743.11         80
                                       6.500          4,743.11
    FORT WORTH       TX   76132          2            12/28/98         00
    18359466                             03           02/01/99          0
    8359466                              O            01/01/14
    0


    1948255          070/070             F          278,700.00         ZZ
                                         180         16,324.84          1
                                       6.250          2,389.64         75
                                       6.000          2,389.64
    STRAWBERRY       CA   95375          2            05/24/99         00
    004496112                            05           07/01/99          0
    4496112                              O            06/01/14
    0


    1954569          299/025             F          248,183.54         ZZ
                                         180        146,251.91          1
                                       6.500          2,161.95         66
                                       6.250          2,161.95
    DANDRIDGE        TN   37725          2            04/29/99         00
    0003136603                           05           06/01/99          0
    313660                               O            05/01/14
    0


    2663476          354/S48             F          500,000.00         ZZ
                                         180        152,803.90          1
                                       6.750          4,424.55         34
                                       6.500          4,424.55
    BEVERLY HILLS    CA   90210          2            03/13/98         00
    0021697834                           05           05/01/98          0
    0021697834                           O            04/01/13
    0


    2663552          354/S48             F          350,000.00         ZZ
                                         180        219,852.05          1
                                       6.750          3,097.18         64
                                       6.500          3,097.18
    EDGEWOOD         KY   41017          1            04/23/98         00
    0021820550                           05           06/01/98          0
    0021820550                           O            05/01/13
    0


    2663685          354/S48             F          344,000.00         ZZ
                                         180        250,649.07          1
                                       6.750          3,044.09         80
                                       6.500          3,044.09
    MARIETTA         GA   30068          1            06/04/98         00
    0021927165                           03           07/01/98          0
1


    0021927165                           O            06/01/13
    0


    2663699          354/S48             F          515,000.00         ZZ
                                         180        373,047.90          1
                                       6.750          4,557.28         74
                                       6.500          4,557.28
    PENSACOLA        FL   32503          2            04/20/98         00
    0021935531                           05           06/01/98          0
    0021935531                           O            05/01/13
    0


    2663714          354/S48             F          228,000.00         T
                                         180        162,235.50          1
                                       6.750          2,017.60         80
                                       6.500          2,017.60
    LEANDER          TX   78645          1            05/22/98         00
    0021940036                           03           07/01/98          0
    0021940036                           O            06/01/13
    0


    2663731          354/S48             F          600,000.00         ZZ
                                         180        437,136.44          1
                                       6.750          5,309.46         76
                                       6.500          5,309.46
    HOUSTON          TX   77027          1            05/21/98         00
    0021954607                           03           07/01/98          0
    0021954607                           O            06/01/13
    0


    2663754          354/S48             F          341,000.00         ZZ
                                         180        247,973.52          1
                                       6.625          2,993.96         60
                                       6.375          2,993.96
    NORTH ANDOVER    MA   01845          1            05/18/98         00
    0021996616                           05           07/01/98          0
    0021996616                           O            06/01/13
    0


    2663787          354/S48             F          569,750.00         ZZ
                                         180        393,415.09          1
                                       6.750          5,041.78         64
                                       6.500          5,041.78
    UNIVERSITY PARK  TX   75225          2            03/23/98         00
    0026054304                           03           05/01/98          0
    0026054304                           O            04/01/13
    0


1


    2663821          354/S48             F          458,000.00         ZZ
                                         180        319,828.14          1
                                       6.750          4,052.89         54
                                       6.500          4,052.89
    PACIFIC PALISAD  CA   90272          5            05/01/98         00
    0026258269                           05           07/01/98          0
    0026258269                           O            06/01/13
    0


    2663874          354/S48             F          420,000.00         ZZ
                                         180        304,896.78          1
                                       6.750          3,716.62         78
                                       6.500          3,716.62
    MIAMI            FL   33143          2            05/06/98         00
    0026351205                           05           07/01/98          0
    0026351205                           O            06/01/13
    0


    2663899          354/S48             F          520,000.00         ZZ
                                         180        309,526.71          1
                                       6.750          4,601.53         59
                                       6.500          4,601.53
    RANCHO SANTA FE  CA   92067          5            05/08/98         00
    0026391300                           03           07/01/98          0
    0026391300                           O            06/01/13
    0


    2663906          354/S48             F          415,000.00         ZZ
                                         180        302,353.81          1
                                       6.750          3,672.38         80
                                       6.500          3,672.38
    MISSION VIEJO    CA   92692          2            05/19/98         00
    0026401869                           03           07/01/98          0
    0026401869                           O            06/01/13
    0


    2663980          354/S48             F          410,000.00         ZZ
                                         180        300,871.58          1
                                       6.750          3,628.13         75
                                       6.500          3,628.13
    EL SEGUNDO       CA   90245          2            06/01/98         00
    0026462119                           05           08/01/98          0
    0026462119                           O            07/01/13
    0


    2663992          354/S48             F          375,000.00         ZZ
                                         180        273,416.25          1
                                       6.750          3,318.42         41
                                       6.500          3,318.42
1


    LOS ANGELES      CA   90077          2            05/28/98         00
    0026465674                           05           07/01/98          0
    0026465674                           O            06/01/13
    0


    2664005          354/S48             F          555,500.00         ZZ
                                         180         55,395.43          1
                                       6.750          4,915.68         41
                                       6.500          4,915.68
    LOS ANGELES      CA   90049          2            06/01/98         00
    0026477554                           05           08/01/98          0
    0026477554                           O            07/01/13
    0


    2673812          354/S48             F          434,150.00         ZZ
                                         180        318,594.12          1
                                       6.750          3,841.83         73
                                       6.500          3,841.83
    HOUSTON          TX   77005          2            06/26/98         00
    0022001234                           05           08/01/98          0
    0022001234                           O            07/01/13
    0


    2673836          354/S48             F          515,000.00         ZZ
                                         180        377,923.65          1
                                       6.750          4,557.29         76
                                       6.500          4,557.29
    HOUSTON          TX   77024          1            06/26/98         00
    0022029078                           05           08/01/98          0
    0022029078                           O            07/01/13
    0


    2673867          354/S48             F          350,900.00         ZZ
                                         180        255,173.27          1
                                       6.750          3,105.15         74
                                       6.500          3,105.15
    INDIANAPOLIS     IN   46234          1            07/01/98         00
    0022056642                           03           09/01/98          0
    0022056642                           O            08/01/13
    0


    2673883          354/S48             F          360,000.00         ZZ
                                         180        265,870.44          1
                                       6.750          3,185.67         63
                                       6.500          3,185.67
    FRANKLIN         TN   37064          5            07/15/98         00
    0022070973                           05           09/01/98          0
    0022070973                           O            08/01/13
    0
1




    2673915          354/S48             F          581,000.00         ZZ
                                         180        429,084.43          1
                                       6.750          5,141.33         69
                                       6.500          5,141.33
    BIRMINGHAM       AL   35244          2            07/28/98         00
    0022101158                           03           09/01/98          0
    0022101158                           O            08/01/13
    0


    2673972          354/S48             F          350,000.00         ZZ
                                         180        182,107.64          1
                                       6.500          3,048.88         54
                                       6.250          3,048.88
    FREMONT          CA   94539          5            06/04/98         00
    0026517078                           05           08/01/98          0
    0026517078                           O            07/01/13
    0


    2673986          354/S48             F          570,000.00         ZZ
                                         180        420,960.62          1
                                       6.750          5,043.99         75
                                       6.500          5,043.99
    SAN JOSE         CA   95124          5            07/01/98         00
    0026540674                           05           09/01/98          0
    0026540674                           O            08/01/13
    0


    2673987          354/S48             F          348,000.00         ZZ
                                         180        236,401.95          1
                                       6.625          3,055.42         29
                                       6.375          3,055.42
    BEVERLY HIL      CA   90212          2            07/02/98         00
    0026542506                           05           09/01/98          0
    0026542506                           O            08/01/13
    0


    2674018          354/S48             F          625,000.00         ZZ
                                         180        425,144.62          1
                                       6.500          5,444.43         60
                                       6.250          5,444.43
    PLEASANTON       CA   94566          2            07/02/98         00
    0026622712                           03           09/01/98          0
    0026622712                           O            08/01/13
    0


    2674041          354/S48             F          400,000.00         ZZ
                                         180        295,411.11          1
1


                                       6.750          3,539.64         62
                                       6.500          3,539.64
    SANTA MONICA     CA   90405          2            07/24/98         00
    0026718387                           05           09/01/98          0
    0026718387                           O            08/01/13
    0


    2698404          286/286             F          380,000.00         ZZ
                                         180        284,166.88          1
                                       6.750          3,362.66         59
                                       6.500          3,362.66
    DALLAS           TX   75214          1            10/12/98         00
    0993024                              05           12/01/98          0
    0000993024                           O            11/01/13
    0


    2761077          F28/G01             F          470,000.00         ZZ
                                         180        343,651.04          1
                                       6.500          4,094.21         62
                                       6.250          4,094.21
    SCOTTS VALLEY    CA   95066          2            02/16/99         00
    0431268499                           03           04/01/99          0
    4447845                              O            03/01/14
    0


    2761139          F28/G01             F          285,800.00         ZZ
                                         180        218,733.45          1
                                       6.375          2,470.03         79
                                       6.125          2,470.03
    HOUSTON          TX   77024          2            02/09/99         00
    0431267558                           05           04/01/99          0
    4553204                              O            03/01/14
    0


    2761154          F28/G01             F          370,000.00         ZZ
                                         180        210,171.53          1
                                       6.375          3,197.73         68
                                       6.125          3,197.73
    STAMFORD         CT   06903          2            02/18/99         00
    0431267376                           05           04/01/99          0
    4573766                              O            03/01/14
    0


    2930455          070/070             F          840,000.00         ZZ
                                         180        648,230.01          1
                                       6.500          7,317.30         70
                                       6.250          7,317.30
    BLOOMFIELD HILL  MI   48304          2            03/12/99         00
    004708718                            05           05/01/99          0
1


    4708718                              O            04/01/14
    0


    4380846          B60/G01             F          393,200.00         ZZ
                                         180        141,937.63          1
                                       6.750          3,479.46         80
                                       6.500          3,479.46
    TOMBALL          TX   77375          2            02/21/01         00
    0432675767                           05           04/01/01          0
    314034                               O            03/01/16
    0


    4497375          601/G01             F          344,000.00         ZZ
                                         180        287,619.41          1
                                       6.625          3,020.30         49
                                       6.375          3,020.30
    PONTE VEDRA BEA  FL   32082          2            02/27/01         00
    0432666253                           03           04/01/01          0
    15112154                             O            03/01/16
    0


    4526731          405/943             F          410,000.00         ZZ
                                         180        345,455.44          1
                                       6.750          3,628.13         57
                                       6.250          3,628.13
    MILLBRAE         CA   94030          2            02/09/01         00
    1710047                              05           04/01/01          0
    17100470                             O            03/01/16
    0


    4526734          405/943             F          225,000.00         ZZ
                                         180        195,883.45          1
                                       6.625          1,975.49         44
                                       6.125          1,975.49
    SANTA CLARITA    CA   91321          1            02/23/01         00
    1716006                              05           04/01/01          0
    17160060                             O            03/01/16
    0


    4588099          163/X14             F          360,000.00         ZZ
                                         120        271,430.56          1
                                       6.625          4,110.67         33
                                       6.375          4,110.67
    GREENWICH        CT   06831          2            02/22/01         00
    8022003373                           05           04/01/01          0
    1000246859                           O            03/01/11
    0


1


    4640058          N74/G01             F          368,000.00         ZZ
                                         180        303,282.49          1
                                       6.500          3,205.68         62
                                       6.250          3,205.68
    HOUSTON          TX   77005          2            04/24/01         00
    0432829869                           05           06/01/01          0
    0028618010                           O            05/01/16
    0


    4668050          286/286             F          344,400.00         ZZ
                                         180        153,723.60          1
                                       6.750          3,047.63         80
                                       6.500          3,047.63
    LAS VEGAS        NV   89144          1            03/21/01         00
    0076522                              03           05/01/01          0
    76522                                O            04/01/16
    0


    4675233          B60/G01             F          495,000.00         ZZ
                                         180        433,714.17          1
                                       6.625          4,346.07         62
                                       6.375          4,346.07
    PASADENA         CA   91105          2            04/05/01         00
    0432836435                           05           06/01/01          0
    324382                               O            05/01/16
    0


    4688383          964/G01             F          399,500.00         ZZ
                                         180        350,738.54          1
                                       6.750          3,535.21         60
                                       6.500          3,535.21
    PASADENA         CA   91105          5            05/10/01         00
    0432837805                           05           07/01/01          0
    119340                               O            06/01/16
    0


    4732589          225/G01             F          330,000.00         ZZ
                                         180        284,045.39          1
                                       5.750          2,740.35         75
                                       5.500          2,740.35
    NAZARETH         PA   18064          5            03/05/01         00
    0432760445                           05           05/01/01          0
    6301344                              O            04/01/16
    0


    4734744          181/181             F          400,000.00         ZZ
                                         180        343,599.80          1
                                       6.625          3,511.98         62
                                       6.375          3,511.98
1


    WEEMS            VA   22576          2            02/23/01         00
    0613177980                           05           04/01/01          0
    613177980                            O            03/01/16
    0


    4741389          181/181             F          396,000.00         ZZ
                                         180        335,751.20          1
                                       6.000          3,341.67         80
                                       5.750          3,341.67
    REDMOND          WA   98052          2            03/09/01         00
    0613008838                           03           05/01/01          0
    0613008838                           O            04/01/16
    0


    4741554          181/181             F          396,000.00         ZZ
                                         180        342,588.23          1
                                       6.500          3,449.59         62
                                       6.250          3,449.59
    AREA OF ALISO V  CA   92656          2            01/24/01         00
    0613024769                           03           03/01/01          0
    613024769                            O            02/01/16
    0


    4742341          181/181             F          745,500.00         T
                                         180        648,165.18          1
                                       6.500          6,494.11         70
                                       6.250          6,494.11
    NAPLES           FL   34108          1            03/05/01         00
    0613555808                           01           04/01/01          0
    613555808                            O            03/01/16
    0


    4783788          025/025             F          483,100.00         ZZ
                                         180        412,934.18          1
                                       6.750          4,275.00         75
                                       6.500          4,275.00
    DACULA           GA   30019          5            02/23/01         00
    0138949144                           03           04/01/01          0
    0138949144                           O            03/01/16
    0


    4784693          025/025             F          400,000.00         ZZ
                                         180        322,553.95          1
                                       6.500          3,484.43         53
                                       6.250          3,484.43
    ORLANDO          FL   32836          1            03/22/01         00
    0021932850                           03           05/01/01          0
    0021932850                           O            04/01/16
    0
1




    4785320          025/025             F          637,500.00         ZZ
                                         180        557,114.10          1
                                       6.750          5,641.30         71
                                       6.500          5,641.30
    GREENVILLE       SC   29607          5            03/05/01         00
    0138633946                           05           05/01/01          0
    0138633946                           O            04/01/16
    0


    4785410          025/025             F          467,450.00         ZZ
                                         180        263,916.07          1
                                       6.750          4,136.51         60
                                       6.500          4,136.51
    HAMPTON          VA   23664          2            02/28/01         00
    0138512801                           03           04/01/01          0
    0138512801                           O            03/01/16
    0


    4785815          025/025             F          449,000.00         ZZ
                                         180        391,177.42          1
                                       6.750          3,973.24         79
                                       6.500          3,973.24
    KNOXVILLE        TN   37919          2            03/14/01         00
    0025705021                           05           05/01/01          0
    0025705021                           O            04/01/16
    0


    4787274          025/025             F          490,000.00         ZZ
                                         120        378,199.25          1
                                       6.500          5,563.86         32
                                       6.250          5,563.86
    DENNIS           MA   02638          5            03/21/01         00
    0138645858                           05           05/01/01          0
    0138645858                           O            04/01/11
    0


    4788309          025/025             F          551,200.00         ZZ
                                         180         27,733.29          1
                                       6.500          4,801.54         80
                                       6.250          4,801.54
    MONTEREY PARK    CA   91754          1            03/05/01         00
    0138620141                           03           05/01/01          0
    0138620141                           O            04/01/16
    0


    4802305          405/943             F          340,000.00         ZZ
                                         180        296,773.51          1
1


                                       6.750          3,008.70         31
                                       6.500          3,008.70
    CARMEL VALLEY    CA   93924          2            03/15/01         00
    1715411                              05           05/01/01          0
    0017154113                           O            04/01/16
    0


    4802306          405/943             F          139,000.00         ZZ
                                         180        108,757.88          1
                                       7.000          1,249.38         44
                                       6.500          1,249.38
    LOS ANGELES      CA   90048          2            03/12/01         00
    1718833                              01           05/01/01          0
    0017188335                           O            04/01/16
    0


    4802307          405/943             F          394,000.00         ZZ
                                         180        346,977.97          1
                                       6.875          3,513.91         75
                                       6.500          3,513.91
    CERRITOS         CA   90703          2            04/06/01         00
    1719303                              03           06/01/01          0
    0017193038                           O            05/01/16
    0


    4802310          405/943             F          408,000.00         ZZ
                                         180        356,814.40          1
                                       6.625          3,582.22         47
                                       6.375          3,582.22
    ARCADIA          CA   91007          2            03/20/01         00
    1724113                              05           05/01/01          0
    0017241134                           O            04/01/16
    0


    4802314          405/943             F          347,000.00         ZZ
                                         180        231,464.91          1
                                       6.625          3,046.64         41
                                       6.375          3,046.64
    TIBURON          CA   94920          2            04/18/01         00
    1727292                              05           06/01/01          0
    0017272923                           O            05/01/16
    0


    4802315          405/943             F          365,000.00         ZZ
                                         180        320,025.38          1
                                       6.875          3,255.27         35
                                       6.500          3,255.27
    GREAT FALLS      VA   22066          5            04/02/01         00
    1727740                              05           05/01/01          0
1


    0017277401                           O            04/01/16
    0


    4802319          405/943             F          317,000.00         ZZ
                                         180        275,846.14          1
                                       7.000          2,849.29         80
                                       6.500          2,849.29
    SACRAMENTO       CA   95829          5            04/14/01         00
    1730419                              05           06/01/01          0
    0017304197                           O            05/01/16
    0


    4802327          405/943             F          740,000.00         ZZ
                                         180        564,267.82          1
                                       6.875          6,599.72         57
                                       6.500          6,599.72
    ARCADIA          CA   91006          2            04/20/01         00
    1981620                              05           06/01/01          0
    0019816206                           O            05/01/16
    0


    4802328          405/943             F          347,750.00         ZZ
                                         180        305,869.79          1
                                       6.750          3,077.28         65
                                       6.500          3,077.28
    THOUSAND OAKS    CA   91362          5            04/25/01         00
    1982790                              05           06/01/01          0
    0019827906                           O            05/01/16
    0


    4841483          E22/G01             F          950,000.00         ZZ
                                         180        836,223.57          1
                                       6.375          8,210.38         68
                                       6.125          8,210.38
    OAKLAND          CA   94705          1            05/10/01         00
    0412614356                           05           07/01/01          0
    0412614356                           O            06/01/16
    0


    4861797          225/G01             F          513,750.00         T
                                         180        449,258.12          1
                                       6.750          4,546.23         75
                                       6.500          4,546.23
    LONGBOAT KEY     FL   34228          1            04/06/01         00
    0432837151                           08           05/01/01          0
    7255845                              O            04/01/16
    0
1

   TOTAL NUMBER OF LOANS   :        117

   TOTAL ORIGINAL BALANCE  :    51,091,183.54

   TOTAL PRINCIPAL BALANCE :    35,569,298.31

   TOTAL ORIGINAL P+I      :       451,155.05

   TOTAL CURRENT P+I       :       451,155.05


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                                    EXHIBIT F-7

                                              GROUP VI LOAN SCHEDULE


  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.48.32           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1  FIXED GROUP V                   CUTOFF : 03/01/04
  POOL       : 0004823
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  -------------------------------------------------------------------------

      1254473                              .2500
      178,410.73                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1257526                              .5500
       85,900.41                          .0500
            9.2500                         .0000
            8.7000                         .0000
            8.6500                         .0000
            8.5000                         .1500

      1258219                              .6250
      238,748.54                          .0500
            9.5000                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.5000                         .3250

      1258531                              .6250
      192,512.84                          .0500
            9.6250                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1262685                              .6250
       55,958.39                          .0500
            9.2500                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1264662                              .6250
      214,680.95                          .0500
            9.8750                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000
1



      1267474                              .1250
       41,429.43                          .0500
            8.8750                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1267738                              .6250
       88,152.46                          .0500
            9.2500                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1268469                              .2500
      295,051.44                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1276194                              .1250
      234,560.87                          .0500
            9.1250                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1276704                              .2500
      203,541.48                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1276757                              .2500
      185,162.68                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1276877                              .2500
      315,574.56                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1277209                              .2500
      144,164.99                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000
1



      1279164                              .2500
      301,287.20                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1279638                              .1250
       95,466.10                          .0500
            9.7500                         .0000
            9.6250                         .0000
            9.5750                         .0000
            8.5000                        1.0750

      1281706                              .2500
      285,989.04                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            8.5000                         .5750

      1281729                              .2500
      377,902.58                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1283521                              .8750
      187,259.89                          .0500
            9.8750                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1284228                              .2500
      204,620.09                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1286900                              .5500
      226,603.33                          .0500
            9.3750                         .0000
            8.8250                         .0000
            8.7750                         .0000
            8.5000                         .2750

      1291375                              .2500
      289,699.50                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250
1



      1291556                              .2500
       60,518.50                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1293021                              .3750
       50,976.18                          .0500
            9.0000                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1310015                              .3750
      203,606.80                          .0500
            9.0000                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1311730                              .5500
      296,376.55                          .0500
            9.1250                         .0000
            8.5750                         .0000
            8.5250                         .0000
            8.5000                         .0250

      1316453                              .1250
       49,767.57                          .0500
            8.7500                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1316598                              .1250
      257,535.96                          .0500
            8.8750                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1382712                              .1700
      245,826.81                          .0500
            9.3750                         .0000
            9.2050                         .0000
            9.1550                         .0000
            8.5000                         .6550

      1385405                              .2500
      760,311.64                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000
1



      1386289                              .1700
      349,339.62                          .0500
            8.8750                         .0000
            8.7050                         .0000
            8.6550                         .0000
            8.5000                         .1550

      1387251                              .1700
      187,507.57                          .0500
            8.8750                         .0000
            8.7050                         .0000
            8.6550                         .0000
            8.5000                         .1550

      1390339                              .1700
      190,425.13                          .0500
            9.6250                         .0000
            9.4550                         .0000
            9.4050                         .0000
            8.5000                         .9050

      1391996                              .1700
      124,526.79                          .0500
            8.7500                         .0000
            8.5800                         .0000
            8.5300                         .0000
            8.5000                         .0300

      1397754                              .1700
       65,825.48                          .0500
           10.0000                         .0000
            9.8300                         .0000
            9.7800                         .0000
            8.5000                        1.2800

      1404643                              .2500
       43,887.21                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1404941                              .2500
      752,284.63                          .0500
            9.4150                         .0000
            9.1650                         .0000
            9.1150                         .0000
            8.5000                         .6150

      1404964                              .2500
      288,931.96                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250
1



      1405346                              .2500
       92,264.69                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1405729                              .2500
      354,525.09                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1406740                              .2500
       37,760.37                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1406756                              .2500
       26,656.01                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            8.5000                        1.0750

      1406794                              .2500
       49,608.76                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            8.5000                         .9500

      1416976                              .2500
      316,776.04                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1420515                              .2500
      490,632.14                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1420517                              .2500
      110,641.55                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750
1



      1420573                              .2500
      119,305.06                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1420824                              .2500
       77,838.63                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1423995                              .2500
      193,567.86                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1436429                              .2500
       30,339.10                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            8.5000                        1.2000

      1458992                              .5000
       65,289.02                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
            8.5000                        1.9500

      1461235                              .5000
       83,499.64                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1462796                              .5000
      111,128.94                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1464430                              .5000
       54,640.67                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.5000                         .3250
1



      1464474                              .5000
       60,028.61                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            8.5000                        1.0750

      1466534                              .5000
       37,190.63                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            8.5000                        1.0750

      1474479                              .5000
       94,902.16                          .0500
            9.6500                         .0000
            9.1500                         .0000
            9.1000                         .0000
            8.5000                         .6000

      1480651                              .5000
       50,909.15                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
            8.5000                        2.7000

      1493697                              .5000
       45,801.83                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1508615                              .5000
       42,677.12                          .0500
           10.9500                         .0000
           10.4500                         .0000
           10.4000                         .0000
            8.5000                        1.9000

      1529704                              .5000
       56,048.83                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
            8.5000                        1.7000

      1529951                              .5000
      158,050.35                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000
1



      1530577                              .5000
       68,583.49                          .0500
           11.3750                         .0000
           10.8750                         .0000
           10.8250                         .0000
            8.5000                        2.3250

      1532626                              .5000
      102,496.89                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1533218                              .5000
       65,419.99                          .0500
           12.3500                         .0000
           11.8500                         .0000
           11.8000                         .0000
            8.5000                        3.3000

      1537059                              .5000
       35,348.00                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1539483                              .5000
       88,418.28                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1542036                              .5000
       68,085.22                          .0500
           13.8500                         .0000
           13.3500                         .0000
           13.3000                         .0000
            8.5000                        4.8000

      1543570                              .5000
       49,252.79                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
            8.5000                        1.8250

      1546612                              .5000
       42,605.17                          .0500
           11.1250                         .0000
           10.6250                         .0000
           10.5750                         .0000
            8.5000                        2.0750
1



      1547013                              .5000
       63,056.14                          .0500
           12.5000                         .0000
           12.0000                         .0000
           11.9500                         .0000
            8.5000                        3.4500

      1549697                              .5000
       44,783.41                          .0500
           11.8750                         .0000
           11.3750                         .0000
           11.3250                         .0000
            8.5000                        2.8250

      1557415                              .5000
      348,532.63                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1559672                              .5000
       45,492.04                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            8.5000                        1.2000

      1560322                              .5000
       20,236.08                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            8.5000                         .9500

      1560799                              .5000
      131,554.03                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
            8.5000                        1.7000

      1560941                              .5000
       90,516.30                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            8.5000                         .5750

      1562747                              .5000
       72,973.46                          .0500
            9.6500                         .0000
            9.1500                         .0000
            9.1000                         .0000
            8.5000                         .6000
1



      1562769                              .5000
       89,235.57                          .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1563988                              .5000
      104,025.32                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1565062                              .5000
       30,232.24                          .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
            8.5000                        2.4500

      1565806                              .5000
      157,339.24                          .0500
           12.5500                         .0000
           12.0500                         .0000
           12.0000                         .0000
            8.5000                        3.5000

      1565821                              .5000
       35,118.65                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
            8.5000                        1.9500

      1565825                              .5000
       24,324.92                          .0500
           13.7500                         .0000
           13.2500                         .0000
           13.2000                         .0000
            8.5000                        4.7000

      1566182                              .5000
      201,379.63                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1566681                              .5000
       71,992.44                          .0500
            9.9900                         .0000
            9.4900                         .0000
            9.4400                         .0000
            8.5000                         .9400
1



      1569918                              .5000
       46,219.28                          .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
            8.5000                        1.5750

      1570186                              .5000
       31,496.85                          .0500
           11.6250                         .0000
           11.1250                         .0000
           11.0750                         .0000
            8.5000                        2.5750

      1570388                              .5000
      169,990.00                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            8.5000                         .5750

      1570658                              .5000
       32,476.21                          .0500
           16.5000                         .0000
           16.0000                         .0000
           15.9500                         .0000
            8.5000                        7.4500

      1572126                              .5000
       88,209.51                          .0500
           10.4000                         .0000
            9.9000                         .0000
            9.8500                         .0000
            8.5000                        1.3500

      1573005                              .5000
       41,686.10                          .0500
            9.8500                         .0000
            9.3500                         .0000
            9.3000                         .0000
            8.5000                         .8000

      1573624                              .5000
       46,503.69                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
            8.5000                        1.9500

      1573772                              .5000
      162,075.13                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.5000                         .3250
1



      1575059                              .5000
       89,311.05                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
            8.5000                        1.7000

      1575061                              .5000
       52,583.64                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1575070                              .5000
       25,663.97                          .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
            8.5000                        2.4500

      1575122                              .5000
      106,349.67                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            8.5000                        1.4500

      1575140                              .5000
       32,458.75                          .0500
           10.9900                         .0000
           10.4900                         .0000
           10.4400                         .0000
            8.5000                        1.9400

      1575150                              .5000
       63,099.58                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            8.5000                        1.4500

      1575152                              .5000
       66,329.67                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
            8.5000                        2.2000

      1575193                              .5000
       40,398.33                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
            8.5000                        1.7000
1



      1575211                              .5000
      202,129.64                          .0500
           10.9900                         .0000
           10.4900                         .0000
           10.4400                         .0000
            8.5000                        1.9400

      1575589                              .5000
       51,083.74                          .0500
           10.9900                         .0000
           10.4900                         .0000
           10.4400                         .0000
            8.5000                        1.9400

      1577992                              .5000
       47,088.22                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            8.5000                        1.0750

      1578241                              .5000
       33,872.96                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1579256                              .5000
       78,224.67                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1580565                              .5000
       48,876.03                          .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1582596                              .5000
       83,001.26                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.5000                         .3250

      1583020                              .5000
       58,582.02                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
            8.5000                        1.8250
1



      1583455                              .5000
       41,015.79                          .0500
           10.4250                         .0000
            9.9250                         .0000
            9.8750                         .0000
            8.5000                        1.3750

      1584343                              .5000
       51,495.99                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            8.5000                        1.4500

      1585218                              .5000
       63,426.74                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1586677                              .5000
       69,528.48                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1587039                              .5000
       36,138.74                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1587637                              .5000
       45,259.98                          .0500
           12.5000                         .0000
           12.0000                         .0000
           11.9500                         .0000
            8.5000                        3.4500

      1587948                              .5000
      205,669.98                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1590330                              .5000
       32,008.13                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
            8.5000                        1.7000
1



      1590402                              .5000
       86,082.17                          .0500
           11.1750                         .0000
           10.6750                         .0000
           10.6250                         .0000
            8.5000                        2.1250

      1590536                              .5000
       30,924.56                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
            8.5000                        2.7000

      1594717                              .5000
       53,330.06                          .0500
           10.9900                         .0000
           10.4900                         .0000
           10.4400                         .0000
            8.5000                        1.9400

      1594959                              .5000
       42,640.80                          .0500
            9.9900                         .0000
            9.4900                         .0000
            9.4400                         .0000
            8.5000                         .9400

      1595492                              .5000
       31,756.74                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1595872                              .5000
       48,220.94                          .0500
           11.5500                         .0000
           11.0500                         .0000
           11.0000                         .0000
            8.5000                        2.5000

      1596190                              .5000
       53,987.21                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1596395                              .5000
       34,623.18                          .0500
           12.1250                         .0000
           11.6250                         .0000
           11.5750                         .0000
            8.5000                        3.0750
1



      1597170                              .5000
       52,416.25                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
            8.5000                        1.9500

      1597569                              .5000
       18,941.66                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.5000                         .3250

      1601329                              .5000
       38,645.93                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1603014                              .5000
      108,045.29                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1603665                              .5000
       38,236.15                          .0500
           11.8500                         .0000
           11.3500                         .0000
           11.3000                         .0000
            8.5000                        2.8000

      1604654                              .5000
      121,452.00                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1604667                              .5000
      228,799.80                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            8.5000                        1.2000

      1604846                              .5000
       28,463.63                          .0500
           12.7000                         .0000
           12.2000                         .0000
           12.1500                         .0000
            8.5000                        3.6500
1



      1605086                              .5000
       38,013.98                          .0500
           13.1000                         .0000
           12.6000                         .0000
           12.5500                         .0000
            8.5000                        4.0500

      1606123                              .5000
       63,125.77                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            8.5000                        1.2000

      1606300                              .5000
       31,113.28                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1606651                              .5000
       61,798.15                          .0500
            9.9900                         .0000
            9.4900                         .0000
            9.4400                         .0000
            8.5000                         .9400

      1606881                              .5000
       37,527.28                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1606917                              .5000
      127,514.98                          .0500
           10.9900                         .0000
           10.4900                         .0000
           10.4400                         .0000
            8.5000                        1.9400

      1607167                              .5000
       44,807.70                          .0500
           10.9000                         .0000
           10.4000                         .0000
           10.3500                         .0000
            8.5000                        1.8500

      1607172                              .5000
       81,887.35                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500
1



      1609576                              .5000
       70,805.81                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1610982                              .5000
      224,102.76                          .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1611146                              .5000
       74,920.91                          .0500
            9.6500                         .0000
            9.1500                         .0000
            9.1000                         .0000
            8.5000                         .6000

      1611288                              .5000
       44,321.99                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1612133                              .5000
       55,075.65                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            8.5000                         .9500

      1612889                              .5000
       58,673.33                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
            8.5000                        1.8250

      1613000                              .5000
       82,287.98                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
            8.5000                        2.2000

      1616122                              .5000
      155,800.25                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            8.5000                        1.2000
1



      1617107                              .5000
       61,896.72                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
            8.5000                        1.9500

      1617108                              .5000
       70,149.61                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
            8.5000                        1.9500

      1620119                              .5000
      134,631.16                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1621011                              .5000
       53,988.50                          .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            8.5000                        1.3250

      1621248                              .5000
       63,572.62                          .0500
           13.6500                         .0000
           13.1500                         .0000
           13.1000                         .0000
            8.5000                        4.6000

      1621534                              .5000
       43,027.56                          .0500
           11.2000                         .0000
           10.7000                         .0000
           10.6500                         .0000
            8.5000                        2.1500

      1622546                              .5000
       23,976.69                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1622762                              .5000
       62,668.18                          .0500
           10.4500                         .0000
            9.9500                         .0000
            9.9000                         .0000
            8.5000                        1.4000
1



      1626050                              .5000
       41,684.83                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
            8.5000                        1.7000

      1628295                              .5000
       63,158.43                          .0500
           11.8000                         .0000
           11.3000                         .0000
           11.2500                         .0000
            8.5000                        2.7500

      1628348                              .5000
       74,665.48                          .0500
            9.5500                         .0000
            9.0500                         .0000
            9.0000                         .0000
            8.5000                         .5000

      1628734                              .5000
       56,899.44                          .0500
           10.1500                         .0000
            9.6500                         .0000
            9.6000                         .0000
            8.5000                        1.1000

      1628917                              .5000
       65,327.06                          .0500
           12.4500                         .0000
           11.9500                         .0000
           11.9000                         .0000
            8.5000                        3.4000

      1629165                              .5000
       89,716.93                          .0500
            9.7400                         .0000
            9.2400                         .0000
            9.1900                         .0000
            8.5000                         .6900

      1629208                              .5000
       50,082.25                          .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
            8.5000                        1.5750

      1629629                              .5000
       26,432.48                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.5000                         .4500
1



      1630295                              .5000
       66,032.80                          .0500
            9.2400                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.5000                         .1900

      1630841                              .5000
       43,901.78                          .0500
           13.7500                         .0000
           13.2500                         .0000
           13.2000                         .0000
            8.5000                        4.7000

      1630911                              .5000
       60,410.43                          .0500
           10.9000                         .0000
           10.4000                         .0000
           10.3500                         .0000
            8.5000                        1.8500

      1631656                              .5000
       31,318.11                          .0500
           12.0500                         .0000
           11.5500                         .0000
           11.5000                         .0000
            8.5000                        3.0000

      1631870                              .5000
       32,568.85                          .0500
           10.3500                         .0000
            9.8500                         .0000
            9.8000                         .0000
            8.5000                        1.3000

      1632175                              .5000
       52,524.80                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            8.5000                         .5750

      1809014                              .2500
        3,914.57                          .0500
           14.8750                         .0000
           14.6250                         .0000
           14.5750                         .0000
            8.5000                        6.0750

      1809041                              .2500
       15,594.36                          .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
            8.5000                        1.9500
1



      1809074                              .2500
       10,236.74                          .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
            8.5000                        1.9500

      1822100                              .2500
      355,096.98                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

      4022711                              .2500
      274,395.99                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5000                         .0750

  TOTAL NUMBER OF LOANS:      177
  TOTAL BALANCE........:         19,619,880.77


  RUN ON     : 03/29/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.48.32            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004823
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        9.7567            8.7500     16.5000
  RFC NET RATE                          9.3730            8.5750     16.0000
  NET MTG RATE(INVSTR RATE)             9.3230            8.5250     15.9500
  POST STRIP RATE                       8.5000            8.5000      8.5000
  SUB SERV FEE                           .3837             .1250       .8750
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .8230             .0250      7.4500







  TOTAL NUMBER OF LOANS:   177
  TOTAL BALANCE........:      19,619,880.77


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 08.48.32          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED GROUP V                    CUTOFF : 03/01/04
  POOL       : 0004823
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1254473          177/388             F          208,800.00         ZZ
                                         360        178,410.73          1
                                       9.250          1,717.75         80
                                       9.000          1,717.75
    PLEASANTON       CA   94566          2            10/09/91         00
    0009745613                           09           12/01/91          0
    2751755                              O            11/01/21
    0


    1257526          616/M32             F          100,000.00         ZZ
                                         360         85,900.41          1
                                       9.250            822.68         23
                                       8.700            822.68
    GARDEN CITY      NY   11530          2            11/22/91         00
    320150352                            05           01/01/92          0
    824713B                              O            12/01/21
    0


    1258219          526/070             F          276,300.00         ZZ
                                         360        238,748.54          1
                                       9.500          2,323.29         90
                                       8.875          2,323.29
    CONYERS          GA   30207          2            11/15/91         14
    006419627                            05           01/01/92         22
    5934658                              O            12/01/21
    0


    1258531          470/M32             F          231,500.00         ZZ
                                         360        192,512.84          1
                                       9.625          1,967.73         62
                                       9.000          1,967.73
    LOS GATOS        CA   95032          5            11/07/91         00
    320140551                            05           01/01/92          0
1


    24019468                             O            12/01/21
    0


    1262685          372/G48             F           65,000.00         ZZ
                                         360         55,958.39          1
                                       9.250            534.74         42
                                       8.625            534.74
    ARCADIA          CA   91007          5            12/16/91         00
    0656955                              01           02/01/92          0
    2423697                              O            01/01/22
    0


    1264662          575/M32             F          267,394.02         ZZ
                                         315        214,680.95          1
                                       9.875          2,380.53         77
                                       9.250          2,380.53
    WASHINGTON       DC   20015          1            10/01/91         00
    320182504                            05           11/01/91          0
    3335728319550                        O            01/01/18
    0


    1267474          560/B71             F           50,000.00         ZZ
                                         360         41,429.43          1
                                       8.875            397.82         44
                                       8.750            397.82
    WEST PALM BEACH  FL   33406          1            12/26/91         00
    220068944                            05           02/01/92          0
    00155713803                          O            01/01/22
    0


    1267738          570/M32             F          114,500.00         ZZ
                                         360         88,152.46          1
                                       9.250            941.97         62
                                       8.625            941.97
    DELRAY BEACH     FL   33445          5            12/26/91         00
    320167810                            05           02/01/92          0
    6235626                              O            01/01/22
    0


    1268469          616/670             F          349,500.00         ZZ
                                         360        295,051.44          1
                                       9.500          2,938.79         75
                                       9.250          2,938.79
    WAYNE            NJ   07470          5            12/16/91         00
    0005157677                           05           02/01/92          0
    2750384                              O            01/01/22
    0


1


    1276194          560/B71             F          273,000.00         ZZ
                                         360        234,560.87          1
                                       9.125          2,221.22         69
                                       9.000          2,221.22
    SEPULVEDA        CA   91343          2            02/10/92         00
    220133805                            05           04/01/92          0
    00462639105                          O            03/01/22
    0


    1276704          976/076             F          236,250.00         ZZ
                                         360        203,541.48          1
                                       8.875          1,879.72         75
                                       8.625          1,879.72
    LA PALMA         CA   90623          5            05/26/92         00
    10678797                             05           07/01/92          0
    825412                               O            06/01/22
    0


    1276757          385/168             F          247,439.60         ZZ
                                         318        185,162.68          1
                                       9.000          2,045.88         73
                                       8.750          2,045.88
    STAMFORD         CT   06905          1            01/14/92         00
    1358223                              01           04/01/92          0
    8106692                              O            09/01/18
    0


    1276877          420/M32             F          368,000.00         ZZ
                                         360        315,574.56          1
                                       8.875          2,927.98         80
                                       8.625          2,927.98
    ORINDA           CA   94563          1            03/05/92         00
    009717984                            05           05/01/92          0
    81752                                O            04/01/22
    0


    1277209          070/070             F          165,750.00         ZZ
                                         360        144,164.99          1
                                       9.500          1,393.72         65
                                       9.250          1,393.72
    INVERNESS        CA   94937          2            03/03/92         00
    006510755                            05           05/01/92          0
    6510755                              O            04/01/22
    0


    1279164          405/943             F          350,000.00         ZZ
                                         360        301,287.20          1
                                       9.000          2,816.18         59
                                       8.750          2,816.18
1


    WINNETKA         IL   60093          5            03/11/92         00
    577267190                            05           05/01/92          0
    2671907                              O            04/01/22
    0


    1279638          560/B71             F          109,200.00         ZZ
                                         360         95,466.10          1
                                       9.750            938.20         65
                                       9.625            938.20
    BRONX            NY   10469          5            03/26/92         00
    220193213                            05           05/01/92          0
    194730008                            O            04/01/22
    0


    1281706          372/G48             F          350,000.00         ZZ
                                         360        285,989.04          1
                                       9.375          2,911.12         74
                                       9.125          2,911.12
    LOS ANGELES      CA   91364          5            05/12/92         00
    0657012                              05           07/01/92          0
    2887099                              O            06/01/22
    0


    1281729          976/076             F          437,600.00         ZZ
                                         360        377,902.58          1
                                       9.000          3,521.03         80
                                       8.750          3,521.03
    SAN DIMAS        CA   91773          2            05/11/92         00
    16865764                             05           07/01/92          0
    816041                               O            06/01/22
    0


    1283521          634/G48             F          225,000.00         ZZ
                                         360        187,259.89          1
                                       9.875          1,953.78         75
                                       9.000          1,953.78
    FOUNTAIN VALLEY  CA   92708          2            05/07/92         00
    0656916                              05           07/01/92          0
    114654                               O            06/01/22
    0


    1284228          028/070             F          237,500.00         ZZ
                                         360        204,620.09          1
                                       8.875          1,889.66         90
                                       8.625          1,889.66
    CORONA           CA   91720          1            05/19/92         14
    006411854                            05           07/01/92         20
    098980056                            O            06/01/22
    0
1




    1286900          633/070             F          288,000.00         ZZ
                                         360        226,603.33          1
                                       9.375          2,395.44         80
                                       8.825          2,395.44
    POMONA           CA   91766          2            06/08/92         00
    006412421                            05           08/01/92          0
    610043                               O            07/01/22
    0


    1291375          447/447             F          333,900.00         ZZ
                                         360        289,699.50          1
                                       9.625          2,838.12         90
                                       9.375          2,838.12
    MIDLOTHIAN       VA   23113          1            05/27/92         12
    314009                               05           07/01/92         17
    314009                               O            06/01/22
    0


    1291556          429/S48             F           70,000.00         ZZ
                                         360         60,518.50          2
                                       9.000            563.24         64
                                       8.750            563.24
    POUGHKEEPSIE     NY   12603          1            07/24/92         00
    0020073748                           05           09/01/92          0
    92035369                             O            08/01/22
    0


    1293021          052/670             F          430,000.00         ZZ
                                         360         50,976.18          1
                                       9.000          3,459.88         52
                                       8.625          3,459.88
    LAGUNA NIGUEL    CA   92677          4            06/19/92         00
    3118389653                           03           08/01/92          0
    211003                               O            07/01/22
    0


    1310015          633/070             F          233,250.00         ZZ
                                         360        203,606.80          1
                                       9.000          1,876.78         75
                                       8.625          1,876.78
    PALMDALE         CA   93551          1            11/16/92         00
    006428744                            05           01/01/93          0
    644519                               O            12/01/22
    0


    1311730          470/070             F          338,000.00         ZZ
                                         360        296,376.55          1
1


                                       9.125          2,750.08         70
                                       8.575          2,750.08
    EL CERRITO       CA   94530          5            12/04/92         00
    006430673                            05           02/01/93          0
    94001072                             O            01/01/23
    0


    1316453          560/560             F           76,000.00         ZZ
                                         240         49,767.57          1
                                       8.750            671.62         61
                                       8.625            671.62
    HEMPSTEAD        NY   11553          1            01/26/93         00
    220629851                            05           03/01/93          0
    194788501                            O            02/01/13
    0


    1316598          560/560             F          304,643.49         ZZ
                                         336        257,535.96          1
                                       8.875          2,459.95         89
                                       8.750          2,459.95
    NAPERVILLE       IL   60565          1            11/11/92         04
    220620025                            05           02/01/93         20
    169987500                            O            01/01/21
    0


    1382712          056/G48             F          272,250.00         T
                                         360        245,826.81          1
                                       9.375          2,264.44         75
                                       9.205          2,264.44
    SANTA FE         NM   87501          1            05/25/94         00
    0657056                              09           07/01/94          0
    9400083                              O            06/01/24
    0


    1385405          976/076             F          844,000.00         ZZ
                                         360        760,311.64          1
                                       9.000          6,791.02         68
                                       8.750          6,791.02
    PALOS VERDIS ES  CA   90274          2            07/20/94         00
    10591818                             05           09/01/94          0
    261481                               O            08/01/24
    0


    1386289          377/M32             F          395,900.00         ZZ
                                         360        349,339.62          1
                                       8.875          3,149.96         90
                                       8.705          3,149.96
    SHERBORN         MA   01770          1            05/25/94         14
    009716093                            05           07/01/94         20
1


    4372058                              O            06/01/24
    0


    1387251          748/M32             F          210,000.00         ZZ
                                         360        187,507.57          1
                                       8.875          1,670.86         83
                                       8.705          1,670.86
    SUCCASUNNA       NJ   07876          1            06/10/94         04
    009716838                            05           08/01/94         22
    1800366                              O            07/01/24
    0


    1390339          560/560             F          209,400.00         ZZ
                                         360        190,425.13          1
                                       9.625          1,779.88         90
                                       9.455          1,779.88
    GILBERTSVILLE    PA   19525          1            07/29/94         04
    221522881                            05           09/01/94         17
    221522881                            O            08/01/24
    0


    1391996          560/560             F          140,000.00         ZZ
                                         360        124,526.79          1
                                       8.750          1,101.38         75
                                       8.580          1,101.38
    BAYSIDE          NY   11361          1            08/17/94         00
    221533821                            05           10/01/94          0
    411535081                            O            09/01/24
    0


    1397754          180/G02             F           72,000.00         ZZ
                                         360         65,825.48          1
                                      10.000            631.86         80
                                       9.830            631.86
    CONCONULLY       WA   98819          1            10/12/94         00
    0459902938                           05           12/01/94          0
    3172400                              N            11/01/24
    0


    1404643          766/G48             F           48,000.00         T
                                         360         43,887.21          1
                                       9.250            394.88         80
                                       9.000            394.88
    MIAMI            FL   33141          1            03/06/95         00
    0657323                              06           05/01/95          0
    95HA013                              O            04/01/25
    0


1


    1404941          670/G48             F          825,000.00         ZZ
                                         360        752,284.63          1
                                       9.415          6,885.95         75
                                       9.165          6,885.95
    UPPER BROOKVILL  NY   11545          1            11/15/94         00
    0657414                              05           01/01/95          0
    2957043                              O            12/01/24
    0


    1404964          670/670             F          319,500.00         ZZ
                                         360        288,931.96          1
                                       9.625          2,715.72         90
                                       9.375          2,715.72
    WAYNE            NJ   07470          1            10/31/94         14
    3050908149                           03           12/01/94         20
    5090814                              O            11/01/24
    0


    1405346          052/670             F          100,001.00         ZZ
                                         360         92,264.69          1
                                      10.125            886.84         43
                                       9.875            886.84
    CALLICOON        NY   12760          2            02/07/95         00
    3122541423                           05           04/01/95          0
    311960                               O            03/01/25
    0


    1405729          497/497             F          390,000.00         T
                                         360        354,525.09          1
                                       8.875          3,103.02         71
                                       8.625          3,103.02
    THE SEA RANCH    CA   95497          4            03/24/95         00
    9900216103                           03           05/01/95          0
    9900216103                           O            04/01/25
    0


    1406740          943/G48             F           45,350.00         ZZ
                                         360         37,760.37          1
                                      10.125            402.18         90
                                       9.875            402.18
    BROOKLYN         NY   11210          1            12/16/94         10
    0657376                              11           02/01/95         17
    4090003741                           O            01/01/25
    0


    1406756          943/G48             F           30,750.00         ZZ
                                         360         26,656.01          1
                                       9.875            267.02         84
                                       9.625            267.02
1


    DOUGLASTON       NY   11362          1            12/22/94         10
    0657374                              11           02/01/95         12
    4090005290                           O            01/01/25
    0


    1406794          943/G48             F           54,000.00         ZZ
                                         360         49,608.76          1
                                       9.750            463.95         90
                                       9.500            463.95
    NEW YORK         NY   10128          1            01/30/95         10
    0657377                              11           03/01/95         25
    5090005885                           O            02/01/25
    0


    1416976          074/M32             F          348,750.00         ZZ
                                         360        316,776.04          1
                                       9.000          2,806.12         75
                                       8.750          2,806.12
    CLEBURNE         TX   76031          1            04/12/95         00
    009723750                            05           06/01/95          0
    1563102980                           O            05/01/25
    0


    1420515          670/M32             F          539,000.00         ZZ
                                         360        490,632.14          1
                                       8.875          4,288.53         76
                                       8.625          4,288.53
    KINGWOOD         TX   77345          1            04/27/95         00
    009733320                            03           06/01/95          0
    30045576                             O            05/01/25
    0


    1420517          670/M32             F          125,600.00         ZZ
                                         360        110,641.55          1
                                       8.875            999.33         80
                                       8.625            999.33
    WASHINGTON       DC   20017          2            05/12/95         00
    009732389                            05           07/01/95          0
    30070457                             O            06/01/25
    0


    1420573          232/076             F          134,000.00         ZZ
                                         360        119,305.06          1
                                       8.875          1,066.16         73
                                       8.625          1,066.16
    YORKTOWN HEIGHT  NY   10598          1            05/22/95         00
    13950335                             05           07/01/95          0
    609503350                            O            06/01/25
    0
1




    1420824          025/025             F          350,000.00         ZZ
                                         360         77,838.63          1
                                       8.875          2,784.76         80
                                       8.625          2,784.76
    STUART           FL   34996          1            05/10/95         00
    0005433495                           05           07/01/95          0
    543349                               O            06/01/25
    0


    1423995          943/943             F          380,000.00         ZZ
                                         360        193,567.86          1
                                       8.875          3,023.46         83
                                       8.625          3,023.46
    CARLSBAD         CA   92008          2            05/17/95         10
    5090007812                           03           07/01/95         25
    5090007812                           O            06/01/25
    0


    1436429          028/721             F           33,300.00         ZZ
                                         360         30,339.10          1
                                      10.000            292.23         90
                                       9.750            292.23
    MILWAUKEE        WI   53216          1            08/18/95         01
    5003635745                           05           10/01/95         25
    357963                               N            09/01/25
    0


    1458992          862/K61             F           70,000.00         ZZ
                                         360         65,289.02          1
                                      11.000            666.63         48
                                      10.500            666.63
    UKIAH            CA   95482          5            09/11/95         00
    0800022113                           05           11/01/95          0
    445193                               O            10/01/25
    0


    1461235          766/K61             F           89,900.00         ZZ
                                         360         83,499.64          1
                                       9.500            755.93         75
                                       9.000            755.93
    CORAL SPRINGS    FL   33065          1            02/29/96         00
    0800022170                           09           04/01/96          0
    95DA216                              O            03/01/26
    0


    1462796          687/K61             F          130,250.00         ZZ
                                         360        111,128.94          1
1


                                      10.375          1,179.29         82
                                       9.875          1,179.29
    BURTONSVILLE     MD   20866          1            08/28/90         04
    0800022394                           05           10/01/90         22
    0725196                              O            09/01/20
    0


    1464430          A91/K61             F           60,000.00         ZZ
                                         360         54,640.67          1
                                       9.375            499.04         55
                                       8.875            499.04
    MACEDON          NY   14568          2            02/02/96         00
    0800022519                           05           03/01/96          0
    0107009                              O            02/01/26
    0


    1464474          664/K61             F           64,500.00         ZZ
                                         360         60,028.61          1
                                      10.125            572.00         68
                                       9.625            572.00
    CHICAGO          IL   60643          5            02/29/96         00
    0800022527                           05           04/01/96          0
    2134971                              O            03/01/26
    0


    1466534          560/K61             F           40,000.00         ZZ
                                         360         37,190.63          1
                                      10.125            354.73         62
                                       9.625            354.73
    OLIVER SPRINGS   TN   37840          1            10/27/95         00
    0800023509                           05           12/01/95          0
    417420251                            O            11/01/25
    0


    1474479          A01/K61             F          105,000.00         ZZ
                                         360         94,902.16          1
                                       9.650            894.41         75
                                       9.150            894.41
    UPLAND           CA   91786          5            12/18/95         00
    0800024705                           05           02/01/96          0
    MAY                                  O            01/01/26
    0


    1480651          E22/K61             F           53,500.00         ZZ
                                         360         50,909.15          1
                                      11.750            540.03         82
                                      11.250            540.03
    HOLLYWOOD        FL   33020          2            03/08/96         23
    0800025710                           05           05/01/96          0
1


    0410072623                           O            04/01/26
    0


    1493697          757/K61             F           49,280.00         ZZ
                                         360         45,801.83          1
                                       9.875            427.93         80
                                       9.375            427.93
    SILVERHILL       AL   36576          1            04/04/96         00
    0800030470                           05           06/01/96          0
    2775724                              O            05/01/26
    0


    1508615          921/G06             F           45,000.00         ZZ
                                         360         42,677.12          1
                                      10.950            426.85         30
                                      10.450            426.85
    MONROE           GA   30655          5            06/10/96         00
    0655438943                           05           08/01/96          0
    296897                               O            07/01/26
    0


    1529704          637/K61             F           65,000.00         ZZ
                                         360         56,048.83          1
                                      10.750            606.77         45
                                      10.250            606.77
    LAKE RONKONKOMA  NY   11779          5            11/13/96         00
    0800042624                           05           01/01/97          0
    9381096                              O            12/01/26
    0


    1529951          G26/K61             F          168,000.00         ZZ
                                         360        158,050.35          1
                                       9.750          1,443.38         80
                                       9.250          1,443.38
    ELMONT           NY   11003          1            11/22/96         00
    0800042814                           05           01/01/97          0
    21345                                O            12/01/26
    0


    1530577          664/K61             F           72,500.00         ZZ
                                         360         68,583.49          1
                                      11.375            711.06         74
                                      10.875            711.06
    ARLINGTON        TX   76017          2            10/25/96         00
    0800043382                           05           12/01/96          0
    2204840                              O            11/01/26
    0


1


    1532626          140/K61             F          108,750.00         ZZ
                                         360        102,496.89          1
                                       9.875            944.33         75
                                       9.375            944.33
    BIRMINGHAM       AL   35222          2            11/15/96         00
    0800044372                           05           01/01/97          0
    428203                               O            12/01/26
    0


    1533218          820/162             F           68,000.00         ZZ
                                         360         65,419.99          1
                                      12.350            717.83         80
                                      11.850            717.83
    CHARLES TOWN     WV   25414          1            10/04/96         00
    301613                               05           12/01/96          0
    1610014                              O            11/01/26
    0


    1537059          971/K61             F           37,800.00         ZZ
                                         360         35,348.00          1
                                       9.875            328.24         59
                                       9.375            328.24
    MIAMI            FL   33147          2            11/20/96         00
    0800047029                           05           12/19/96          0
    9660669                              O            11/19/26
    0


    1539483          F74/K61             F           93,500.00         ZZ
                                         360         88,418.28          1
                                      10.375            846.56         85
                                       9.875            846.56
    LOS ANGELES      CA   90059          5            10/17/96         23
    0800048175                           05           12/01/96          0
    12982                                O            11/01/26
    0


    1542036          604/K61             F           77,500.00         ZZ
                                         240         68,085.22          1
                                      13.850            955.30         50
                                      13.350            955.30
    SAYLORSBURG      PA   18353          5            10/11/96         00
    0800049728                           05           11/17/96          0
    800489224                            O            10/17/16
    0


    1543570          450/K61             F           51,700.00         ZZ
                                         360         49,252.79          1
                                      10.875            487.47         71
                                      10.375            487.47
1


    DEARBORN HEIGHT  MI   48125          5            12/23/96         00
    0800051088                           05           03/01/97          0
    4279006                              O            02/01/27
    0


    1546612          562/562             F           44,800.00         ZZ
                                         360         42,605.17          1
                                      11.125            430.88         80
                                      10.625            430.88
    SHIRLEY          NY   11967          1            10/30/96         00
    295248687000000                      05           12/01/96          0
    524868                               O            11/01/26
    0


    1547013          E47/K61             F           65,600.00         ZZ
                                         360         63,056.14          1
                                      12.500            700.13         73
                                      12.000            700.13
    CROFTON          MD   21114          5            12/09/96         00
    0800052904                           01           02/01/97          0
    2101657112                           N            01/01/27
    0


    1549697          A38/K61             F           47,150.00         ZZ
                                         360         44,783.41          1
                                      11.875            480.46         80
                                      11.375            480.46
    LA MARQUE        TX   77568          1            10/30/96         00
    0800054553                           05           12/01/96          0
    960382                               O            11/01/26
    0


    1557415          B26/K61             F          368,000.00         ZZ
                                         360        348,532.63          1
                                       9.875          3,195.52         78
                                       9.375          3,195.52
    NORTHPORT        NY   11768          1            04/09/97         00
    0800059479                           09           06/01/97          0
    121441080                            O            05/01/27
    0


    1559672          757/K61             F           48,000.00         ZZ
                                         360         45,492.04          1
                                      10.250            430.13         69
                                       9.750            430.13
    SAVANNAH         GA   31404          5            02/19/97         00
    0800060188                           05           04/01/97          0
    2879955                              O            03/01/27
    0
1




    1560322          E53/K61             F           22,400.00         ZZ
                                         360         20,236.08          1
                                      10.000            196.58         80
                                       9.500            196.58
    MIAMI            FL   33179          1            03/20/97         00
    0800060659                           01           05/01/97          0
    0011108327                           O            04/01/27
    0


    1560799          562/562             F          144,500.00         ZZ
                                         360        131,554.03          1
                                      10.750          1,348.89         85
                                      10.250          1,348.89
    BRONX            NY   10469          5            01/30/97         23
    295302955000000                      05           03/01/97          0
    530295                               O            02/01/27
    0


    1560941          B68/K61             F           96,000.00         ZZ
                                         360         90,516.30          1
                                       9.625            815.99         80
                                       9.125            815.99
    LOS ANGELES      CA   90065          5            02/25/97         00
    0800060923                           05           04/01/97          0
    27007018                             O            03/01/27
    0


    1562747          921/K61             F           77,500.00         ZZ
                                         360         72,973.46          1
                                       9.650            660.17         75
                                       9.150            660.17
    DENVER           CO   80221          5            02/24/97         00
    0800062036                           05           04/01/97          0
    278614                               O            03/01/27
    0


    1562769          G72/K61             F           95,150.00         ZZ
                                         360         89,235.57          1
                                       9.125            774.17         90
                                       8.625            774.17
    NEW CUMBERLAND   PA   17070          5            03/21/97         23
    0800062093                           05           05/01/97          0
    1562769                              O            04/01/27
    0


    1563988          637/K61             F          110,000.00         ZZ
                                         360        104,025.32          1
1


                                      10.375            995.95         70
                                       9.875            995.95
    MARINA           CA   93933          5            03/21/97         00
    0800063273                           05           05/01/97          0
    3441425                              O            04/01/27
    0


    1565062          E22/K61             F           31,500.00         ZZ
                                         360         30,232.24          1
                                      11.500            311.94         68
                                      11.000            311.94
    PASADENA         TX   77502          5            03/13/97         00
    0800064339                           05           05/01/97          0
    410324131                            N            04/01/27
    0


    1565806          G13/K61             F          164,900.00         ZZ
                                         360        157,339.24          1
                                      12.550          1,766.31         85
                                      12.050          1,766.31
    ARLINGTON        TX   76016          2            02/24/97         23
    0800066052                           05           04/01/97          0
    738                                  O            03/01/27
    0


    1565821          G13/K61             F           36,800.00         ZZ
                                         360         35,118.65          1
                                      11.000            350.46         80
                                      10.500            350.46
    MESQUITE         TX   75150          1            02/28/97         00
    0800066136                           05           04/01/97          0
    775                                  O            03/01/27
    0


    1565825          G13/K61             F           25,000.00         ZZ
                                         360         24,324.92          1
                                      13.750            291.28         40
                                      13.250            291.28
    GRAND BAY        AL   36541          5            02/24/97         00
    0800066169                           05           04/03/97          0
    781                                  O            03/03/27
    0


    1566182          562/562             F          212,000.00         ZZ
                                         360        201,379.63          1
                                      10.375          1,919.47         80
                                       9.875          1,919.47
    BRONX            NY   10469          1            02/27/97         00
    295337035000000                      05           04/01/97          0
1


    533703                               O            03/01/27
    0


    1566681          G10/K61             F           76,000.00         ZZ
                                         360         71,992.44          1
                                       9.990            666.40         80
                                       9.490            666.40
    PORTLAND         OR   97266          5            03/18/97         00
    0800066896                           05           05/01/97          0
    970145                               O            04/01/27
    0


    1569918          E44/K61             F           48,800.00         ZZ
                                         360         46,219.28          1
                                      10.625            450.96         80
                                      10.125            450.96
    OGDEN            UT   84401          5            04/15/97         00
    0800069486                           05           06/01/97          0
    01117531                             O            05/01/27
    0


    1570186          A52/K61             F           33,200.00         ZZ
                                         360         31,496.85          1
                                      11.625            331.95         80
                                      11.125            331.95
    GROVE HILL       AL   36451          1            04/18/97         00
    0800069684                           05           06/01/97          0
    197668                               O            05/01/27
    0


    1570388          664/K61             F          180,000.00         ZZ
                                         360        169,990.00          2
                                       9.625          1,529.99         80
                                       9.125          1,529.99
    CHICAGO          IL   60638          5            04/18/97         00
    0800069874                           05           06/01/97          0
    2283505                              O            05/01/27
    0


    1570658          H15/K61             F           33,000.00         ZZ
                                         360         32,476.21          1
                                      16.500            457.10         50
                                      16.000            457.10
    HANOVER          VA   23069          2            01/13/97         00
    0800069981                           05           04/01/97          0
    9616071                              O            03/01/27
    0


1


    1572126          G13/K61             F           92,760.00         ZZ
                                         360         88,209.51          1
                                      10.400            841.59         80
                                       9.900            841.59
    DALLAS           TX   75227          1            03/25/97         00
    0800070609                           05           05/01/97          0
    874                                  O            04/01/27
    0


    1573005          G13/K61             F           44,750.00         ZZ
                                         360         41,686.10          1
                                       9.850            387.77         55
                                       9.350            387.77
    EL PASO          TX   79902          2            03/31/97         00
    0800071219                           05           05/04/97          0
    923                                  O            04/04/27
    0


    1573624          455/K61             F           48,800.00         ZZ
                                         360         46,503.69          1
                                      11.000            464.70         80
                                      10.500            464.70
    AUGUSTA          GA   30906          2            04/04/97         00
    0800072100                           05           06/01/97          0
    55179                                O            05/01/27
    0


    1573772          907/H62             F          172,000.00         ZZ
                                         360        162,075.13          1
                                       9.375          1,430.61         80
                                       8.875          1,430.61
    WINTER HAVEN     FL   33884          1            04/30/97         00
    0007209240                           03           06/01/97          0
    238802248                            O            05/01/27
    0


    1575059          147/K61             F           93,750.00         ZZ
                                         360         89,311.05          1
                                      10.750            875.14         75
                                      10.250            875.14
    LACEY            WA   98503          1            02/25/97         00
    0800075327                           05           04/01/97          0
    340504                               N            03/01/27
    0


    1575061          147/K61             F           57,000.00         ZZ
                                         360         52,583.64          1
                                       9.750            489.72         75
                                       9.250            489.72
1


    LAKEWOOD         WA   98499          2            02/26/97         00
    0800075343                           05           04/01/97          0
    340521                               O            03/01/27
    0


    1575070          147/K61             F           27,000.00         ZZ
                                         360         25,663.97          1
                                      11.500            267.38         75
                                      11.000            267.38
    NORTH MIAMI BEA  FL   33181          1            02/13/97         00
    0800075400                           05           04/01/97          0
    533610                               O            03/01/27
    0


    1575122          147/K61             F          116,800.00         ZZ
                                         360        106,349.67          3
                                      10.500          1,068.42         59
                                      10.000          1,068.42
    SALT LAKE CITY   UT   84103          5            02/26/97         00
    0800075673                           05           04/01/97          0
    548827                               N            03/01/27
    0


    1575140          147/K61             F           34,000.00         ZZ
                                         360         32,458.75          1
                                      10.990            323.54         69
                                      10.490            323.54
    EL PASO          TX   79904          1            03/12/97         00
    0800075798                           05           05/01/97          0
    549116                               O            04/01/27
    0


    1575150          147/K61             F           66,400.00         ZZ
                                         360         63,099.58          1
                                      10.500            607.39         80
                                      10.000            607.39
    SAND SPRINGS     OK   74063          1            03/18/97         00
    0800075863                           05           05/01/97          0
    549270                               N            04/01/27
    0


    1575152          147/K61             F           69,300.00         ZZ
                                         360         66,329.67          1
                                      11.250            673.09         70
                                      10.750            673.09
    HILLSBORO        OR   97124          5            03/05/97         00
    0800075889                           05           05/01/97          0
    549300                               N            04/01/27
    0
1




    1575193          147/K61             F           42,350.00         ZZ
                                         360         40,398.33          1
                                      10.750            395.33         70
                                      10.250            395.33
    FAYETTEVILLE     NC   28301          5            03/24/97         00
    0800076150                           05           05/01/97          0
    662046                               O            04/01/27
    0


    1575211          147/K61             F          212,000.00         ZZ
                                         360        202,129.64          1
                                      10.990          2,017.33         80
                                      10.490          2,017.33
    WAILUKU          HI   96793          2            02/10/97         00
    0800076234                           05           04/01/97          0
    887869                               O            03/01/27
    0


    1575589          147/K61             F           53,550.00         ZZ
                                         360         51,083.74          1
                                      10.990            509.57         90
                                      10.490            509.57
    SOUTHAVEN        MS   38671          5            03/05/97         23
    0800077125                           05           05/01/97          0
    548796                               O            04/01/27
    0


    1577992          455/K61             F           49,600.00         ZZ
                                         360         47,088.22          1
                                      10.125            439.87         80
                                       9.625            439.87
    MARIETTA         GA   30060          1            04/29/97         00
    0800077653                           05           06/01/97          0
    55383                                O            05/01/27
    0


    1578241          560/M32             F           38,400.00         ZZ
                                         360         33,872.96          1
                                       9.750            329.92         80
                                       9.250            329.92
    SAGINAW          MI   48601          5            04/25/97         00
    450866512                            05           06/01/97          0
    458084209                            O            05/01/27
    0


    1579256          G81/H62             F           83,200.00         ZZ
                                         360         78,224.67          1
1


                                       9.500            699.59         85
                                       9.000            699.59
    MIAMI            FL   33177          1            05/30/97         23
    0007234156                           05           07/01/97          0
    021705022                            O            06/01/27
    0


    1580565          A52/H62             F           52,000.00         ZZ
                                         360         48,876.03          1
                                       9.125            423.09         80
                                       8.625            423.09
    THOMASVILLE      AL   36784          5            05/21/97         00
    0007204415                           05           07/01/97          0
    203121                               O            06/01/27
    0


    1582596          907/H62             F           88,000.00         ZZ
                                         360         83,001.26          1
                                       9.375            731.94         79
                                       8.875            731.94
    MIAMI            FL   33187          1            05/29/97         00
    0007211386                           05           07/01/97          0
    1582596                              O            06/01/27
    0


    1583020          962/H62             F           61,200.00         ZZ
                                         360         58,582.02          1
                                      10.875            577.05         85
                                      10.375            577.05
    BISMARCK         ND   58501          5            06/03/97         23
    0007210685                           05           08/01/97          0
    1583020                              O            07/01/27
    0


    1583455          G33/H62             F           43,100.00         ZZ
                                         360         41,015.79          1
                                      10.425            391.84         69
                                       9.925            391.84
    HOUSTON          TX   77061          1            05/02/97         00
    0007206246                           05           07/01/97          0
    9700002875                           O            06/01/27
    0


    1584343          G51/H62             F           56,000.00         ZZ
                                         360         51,495.99          2
                                      10.500            512.26         80
                                      10.000            512.26
    BUFFALO          NY   14216          1            06/27/97         00
    0007239460                           05           08/01/97          0
1


    0206162                              O            07/01/27
    0


    1585218          F15/H62             F           75,150.00         ZZ
                                         240         63,426.74          1
                                       9.500            700.50         90
                                       9.000            700.50
    CINCINNATI       OH   45255          2            06/13/97         23
    0007230196                           05           08/01/97          0
    37451                                O            07/01/17
    0


    1586677          560/H62             F           75,000.00         ZZ
                                         360         69,528.48          1
                                       9.750            644.37         75
                                       9.250            644.37
    GRANBY           MA   01033          5            05/23/97         00
    0007233232                           05           07/01/97          0
    459365904                            O            06/01/27
    0


    1587039          H76/H62             F           42,500.00         ZZ
                                         240         36,138.74          1
                                      10.375            420.75         68
                                       9.875            420.75
    FT WAYNE         IN   46825          5            05/01/97         00
    0007212699                           05           06/06/97          0
    ZAHM                                 O            05/06/17
    0


    1587637          G13/H62             F           46,800.00         ZZ
                                         360         45,259.98          1
                                      12.500            499.48         90
                                      12.000            499.48
    SAINT PETERSBUR  FL   33713          1            05/14/97         23
    0007213986                           05           06/14/97          0
    1163                                 O            05/14/27
    0


    1587948          E86/H62             F          218,000.00         ZZ
                                         360        205,669.98          1
                                       9.750          1,872.96         60
                                       9.250          1,872.96
    CATSKILL         NY   12414          5            04/09/97         00
    0007224637                           05           06/01/97          0
    16992                                O            05/01/27
    0


1


    1590330          737/H62             F           33,500.00         ZZ
                                         360         32,008.13          1
                                      10.750            312.72         84
                                      10.250            312.72
    AUGUSTA          GA   30606          5            05/23/97         23
    0007213507                           05           07/01/97          0
    512834                               O            06/01/27
    0


    1590402          G33/H62             F           90,000.00         ZZ
                                         360         86,082.17          1
                                      11.175            869.02         80
                                      10.675            869.02
    MEMPHIS          TN   38104          2            06/04/97         00
    0007228075                           05           08/01/97          0
    9700002975                           O            07/01/27
    0


    1590536          737/H62             F           33,750.00         ZZ
                                         360         30,924.56          1
                                      11.750            340.68         75
                                      11.250            340.68
    DURHAM           NC   27704          1            05/30/97         00
    0007213994                           05           07/01/97          0
    950097                               O            06/01/27
    0


    1594717          G10/H62             F           56,000.00         ZZ
                                         360         53,330.06          1
                                      10.990            532.88         80
                                      10.490            532.88
    ARLINGTON        TX   76011          1            05/29/97         00
    0007220650                           07           07/01/97          0
    970338                               O            06/01/27
    0


    1594959          G10/H62             F           45,200.00         ZZ
                                         360         42,640.80          1
                                       9.990            396.33         80
                                       9.490            396.33
    MIDWEST CITY     OK   73110          1            06/17/97         00
    0007221054                           05           08/01/97          0
    970498                               O            07/01/27
    0


    1595492          E45/H62             F           33,500.00         ZZ
                                         360         31,756.74          1
                                      10.375            303.31         70
                                       9.875            303.31
1


    HOLIDAY          FL   34690          1            06/13/97         00
    0007234149                           05           08/01/97          0
    CHAVIS                               O            07/01/27
    0


    1595872          921/H62             F           52,200.00         ZZ
                                         360         48,220.94          1
                                      11.550            518.93         90
                                      11.050            518.93
    ST LOUIS         MO   63116          1            06/13/97         23
    0007228760                           05           08/01/97          0
    282889                               O            07/01/27
    0


    1596190          E08/H62             F           65,000.00         ZZ
                                         360         53,987.21          1
                                       9.875            564.43         68
                                       9.375            564.43
    MIAMI            FL   33177          5            07/17/97         00
    0007252208                           05           09/01/97          0
    210686                               O            08/01/27
    0


    1596395          E47/H62             F           36,200.00         ZZ
                                         360         34,623.18          1
                                      12.125            375.85         60
                                      11.625            375.85
    BALTIMORE        MD   21229          5            05/05/97         00
    0007229826                           07           07/01/97          0
    017204705                            N            06/01/27
    0


    1597170          E22/H62             F           54,750.00         ZZ
                                         360         52,416.25          1
                                      11.000            521.40         75
                                      10.500            521.40
    YUKON            OK   73099          1            06/24/97         00
    0410427199                           05           08/01/97          0
    410427199                            O            07/01/27
    0


    1597569          F03/H62             F           28,000.00         ZZ
                                         360         18,941.66          1
                                       9.375            232.89         66
                                       8.875            232.89
    AURORA           CO   80017          1            07/10/97         00
    0007244213                           01           09/01/97          0
    DEN11085                             O            08/01/27
    0
1




    1601329          180/H62             F           40,800.00         ZZ
                                         360         38,645.93          1
                                       9.875            354.29         80
                                       9.375            354.29
    SHERMAN          TX   75092          1            05/02/97         00
    0007234107                           05           07/01/97          0
    4748471                              O            06/01/27
    0


    1603014          766/H62             F          113,350.00         ZZ
                                         360        108,045.29          1
                                      10.375          1,026.28         60
                                       9.875          1,026.28
    MIAMI            FL   33178          1            06/30/97         00
    0007238959                           03           08/01/97          0
    97SG0334                             N            07/01/27
    0


    1603665          E47/H62             F           40,000.00         ZZ
                                         360         38,236.15          1
                                      11.850            406.84         80
                                      11.350            406.84
    ARMONA           CA   93202          1            06/13/97         00
    0007246226                           05           08/01/97          0
    501474913                            N            07/01/27
    0


    1604654          562/562             F          128,000.00         ZZ
                                         360        121,452.00          1
                                       9.875          1,111.49         80
                                       9.375          1,111.49
    PATTERSON        NY   12563          5            06/16/97         00
    295414172000000                      05           08/01/97          0
    541417                               O            07/01/27
    0


    1604667          562/562             F          240,300.00         ZZ
                                         360        228,799.80          2
                                      10.250          2,153.34         90
                                       9.750          2,153.34
    BRONX            NY   10466          1            06/20/97         23
    295386941000000                      07           08/01/97          0
    538694                               O            07/01/27
    0


    1604846          G13/H62             F           31,100.00         ZZ
                                         360         28,463.63          1
1


                                      12.700            336.75         38
                                      12.200            336.75
    HUTCHINS         TX   75141          5            06/19/97         00
    0007242126                           05           08/01/97          0
    01398                                O            07/01/27
    0


    1605086          G13/H62             F           39,200.00         ZZ
                                         360         38,013.98          1
                                      13.100            436.70         80
                                      12.600            436.70
    WHISTLER         AL   36612          5            06/11/97         00
    0007238744                           05           07/16/97          0
    01374                                O            06/16/27
    0


    1606123          638/H62             F           71,900.00         ZZ
                                         360         63,125.77          2
                                      10.250            644.30         80
                                       9.750            644.30
    LAKE WORTH       FL   33460          1            06/27/97         00
    0007243793                           05           08/01/97          0
    08648319                             O            07/01/27
    0


    1606300          A80/H62             F           32,800.00         ZZ
                                         360         31,113.28          1
                                       9.750            281.81         80
                                       9.250            281.81
    MIAMI            FL   33126          1            07/30/97         00
    0007273626                           01           09/01/97          0
    9715599                              O            08/01/27
    0


    1606651          J90/H62             F           65,000.00         ZZ
                                         360         61,798.15          1
                                       9.990            569.94         76
                                       9.490            569.94
    DOUGLASVILLE     GA   30135          5            07/14/97         00
    0007246051                           05           09/01/97          0
    MC2350                               O            08/01/27
    0


    1606881          664/H62             F           39,500.00         ZZ
                                         360         37,527.28          1
                                      10.375            357.64         78
                                       9.875            357.64
    ROCKFORD         IL   61103          5            07/09/97         00
    0007248115                           05           09/01/97          0
1


    2332617                              O            08/01/27
    0


    1606917          J90/H62             F          133,000.00         ZZ
                                         360        127,514.98          1
                                      10.990          1,265.59         76
                                      10.490          1,265.59
    BOCA RATON       FL   33498          2            07/08/97         00
    0007245608                           05           09/01/97          0
    MC3003                               O            08/01/27
    0


    1607167          G13/H62             F           46,800.00         ZZ
                                         360         44,807.70          1
                                      10.900            442.15         90
                                      10.400            442.15
    ST PETERSBURG    FL   33074          1            06/30/97         23
    0007242795                           05           08/01/97          0
    1471                                 O            07/01/27
    0


    1607172          J90/H62             F           88,200.00         ZZ
                                         360         81,887.35          1
                                       9.500            741.63         78
                                       9.000            741.63
    MARIETTA         GA   30060          5            06/20/97         00
    0007244700                           05           08/01/97          0
    MC2336                               O            07/01/27
    0


    1609576          180/H62             F           75,000.00         ZZ
                                         360         70,805.81          2
                                       9.500            630.64         60
                                       9.000            630.64
    MIAMI            FL   33145          5            06/25/97         00
    0007248594                           05           08/01/97          0
    4954905                              O            07/01/27
    0


    1610982          A35/H62             F          237,600.00         ZZ
                                         360        224,102.76          1
                                       9.125          1,933.19         80
                                       8.625          1,933.19
    MILLER PLACE     NY   11764          1            08/22/97         00
    0007289101                           05           10/01/97          0
    HV7300                               O            09/01/27
    0


1


    1611146          686/H62             F           81,375.00         ZZ
                                         360         74,920.91          1
                                       9.650            693.17         75
                                       9.150            693.17
    BARTLETT         TN   38134          1            08/14/97         00
    0007284078                           05           10/01/97          0
    818011140                            O            09/01/27
    0


    1611288          F34/H62             F           48,300.00         ZZ
                                         360         44,321.99          1
                                      10.375            437.32         70
                                       9.875            437.32
    CHATTANOOGA      TN   37415          1            08/19/97         00
    0007290976                           05           10/01/97          0
    104859                               N            09/01/27
    0


    1612133          700/H62             F           58,000.00         ZZ
                                         360         55,075.65          1
                                      10.000            508.99         79
                                       9.500            508.99
    FLORISSANT       MO   63031          5            09/05/97         00
    0007282833                           05           11/01/97          0
    123940                               O            10/01/27
    0


    1612889          A52/H62             F           61,200.00         ZZ
                                         360         58,673.33          1
                                      10.875            577.05         85
                                      10.375            577.05
    CAMDEN           AL   36726          5            08/12/97         23
    0007254402                           05           10/01/97          0
    217761                               O            09/01/27
    0


    1613000          H76/H62             F           92,000.00         ZZ
                                         360         82,287.98          1
                                      11.250            893.57         79
                                      10.750            893.57
    ALEXANDRIA       VA   22306          2            07/31/97         00
    0007251937                           05           09/05/97          0
    MCKISSICK                            O            08/05/27
    0


    1616122          H76/H62             F          164,000.00         ZZ
                                         360        155,800.25          1
                                      10.250          1,469.61         80
                                       9.750          1,469.61
1


    SILVER SPRING    MD   20906          5            08/06/97         00
    0007253479                           05           09/11/97          0
    KELLEY                               O            08/11/27
    0


    1617107          962/H62             F           64,500.00         ZZ
                                         360         61,896.72          4
                                      11.000            614.25         75
                                      10.500            614.25
    FARGO            ND   58102          2            08/28/97         00
    0007262967                           05           10/01/97          0
    1617107                              N            09/01/27
    0


    1617108          962/H62             F           73,100.00         ZZ
                                         360         70,149.61          4
                                      11.000            696.15         75
                                      10.500            696.15
    FARGO            ND   58103          2            08/28/97         00
    0007262835                           05           10/01/97          0
    1617108                              N            09/01/27
    0


    1620119          G81/H62             F          142,000.00         ZZ
                                         360        134,631.16          1
                                       9.500          1,194.01         90
                                       9.000          1,194.01
    MIAMI            FL   33196          1            09/23/97         23
    0007292790                           03           11/01/97          0
    021708058                            O            10/01/27
    0


    1621011          450/H62             F           58,400.00         T
                                         360         53,988.50          1
                                      10.375            528.76         80
                                       9.875            528.76
    BUREAU VALLEY J  IL   61315          5            09/08/97         00
    0007290356                           05           11/01/97          0
    4401915                              O            10/01/27
    0


    1621248          H97/H62             F           65,600.00         ZZ
                                         360         63,572.62          1
                                      13.650            759.14         80
                                      13.150            759.14
    GOLDSBORO        NC   27530          1            05/23/97         00
    0007263007                           05           07/01/97          0
    7010761                              O            06/01/27
    0
1




    1621534          H97/H62             F           45,050.00         ZZ
                                         360         43,027.56          1
                                      11.200            435.85         85
                                      10.700            435.85
    SAN ANTONIO      TX   78213          2            07/17/97         23
    0007263098                           05           09/01/97          0
    101706121012                         O            08/01/27
    0


    1622546          F77/H62             F           25,200.00         ZZ
                                         360         23,976.69          1
                                       9.875            218.82         70
                                       9.375            218.82
    PINCONNING       MI   48650          5            09/05/97         00
    0007288285                           05           11/01/97          0
    1622546                              N            10/01/27
    0


    1622762          921/H62             F           65,700.00         ZZ
                                         360         62,668.18          1
                                      10.450            598.53         90
                                       9.950            598.53
    CUMMING          GA   30130          5            07/29/97         23
    0007277205                           05           10/01/97          0
    308965                               O            09/01/27
    0


    1626050          A52/H62             F           48,000.00         ZZ
                                         240         41,684.83          1
                                      10.750            487.31         66
                                      10.250            487.31
    SWEET WATER      AL   36782          5            09/10/97         00
    0007278716                           05           11/01/97          0
    223003                               O            10/01/17
    0


    1628295          E47/H62             F           68,800.00         ZZ
                                         360         63,158.43          1
                                      11.800            697.12         80
                                      11.300            697.12
    PORTERVILLE      CA   93257          5            07/25/97         00
    0007277619                           05           09/01/97          0
    0501939913                           O            08/01/27
    0


    1628348          E47/H62             F           79,800.00         ZZ
                                         360         74,665.48          1
1


                                       9.550            673.92         70
                                       9.050            673.92
    SEASIDE          CA   93955          5            08/21/97         00
    0007277650                           05           10/01/97          0
    0500172922                           N            09/01/27
    0


    1628734          E47/H62             F           60,800.00         ZZ
                                         360         56,899.44          1
                                      10.150            540.32         80
                                       9.650            540.32
    PHELAN           CA   92371          5            08/22/97         00
    0007278799                           05           10/01/97          0
    0502483913                           O            09/01/27
    0


    1628917          921/H62             F           68,300.00         ZZ
                                         360         65,327.06          1
                                      12.450            726.29         64
                                      11.950            726.29
    COLUMBIA         CT   06237          2            08/25/97         00
    0007278922                           05           10/01/97          0
    SQUIER                               O            09/01/27
    0


    1629165          894/H62             F           94,500.00         ZZ
                                         360         89,716.93          1
                                       9.740            811.21         70
                                       9.240            811.21
    COLFAX           CA   95713          2            08/06/97         00
    0007279458                           27           10/01/97          0
    109331                               O            09/01/27
    0


    1629208          G10/H62             F           52,500.00         ZZ
                                         360         50,082.25          1
                                      10.625            485.16         65
                                      10.125            485.16
    CARROLLTON       TX   75006          5            08/20/97         00
    0007285307                           05           10/01/97          0
    970267                               N            09/01/27
    0


    1629629          E47/H62             F           28,000.00         ZZ
                                         360         26,432.48          1
                                       9.500            235.44         80
                                       9.000            235.44
    AURORA           CO   80012          1            08/27/97         00
    0007280837                           01           10/01/97          0
1


    0502585913                           N            09/01/27
    0


    1630295          E78/H62             F           70,000.00         ZZ
                                         360         66,032.80          1
                                       9.240            575.37         77
                                       8.740            575.37
    BOISE            ID   83709          5            08/27/97         00
    0007283732                           05           10/01/97          0
    974411                               O            09/01/27
    0


    1630841          G13/H62             F           48,750.00         ZZ
                                         240         43,901.78          1
                                      13.750            597.39         75
                                      13.250            597.39
    OWASSO           OK   74055          1            08/25/97         00
    0007285208                           05           10/01/97          0
    1853                                 O            09/01/17
    0


    1630911          G13/H62             F           63,000.00         ZZ
                                         360         60,410.43          1
                                      10.900            595.21         90
                                      10.400            595.21
    OKLAHOMA CITY    OK   73111          5            08/19/97         23
    0007284193                           05           10/01/97          0
    1800                                 O            09/01/27
    0


    1631656          G13/H62             F           32,500.00         ZZ
                                         360         31,318.11          1
                                      12.050            335.55         57
                                      11.550            335.55
    CHEROKEE         AL   35616          5            06/19/97         00
    0007286701                           05           07/25/97          0
    1883                                 O            06/25/27
    0


    1631870          G13/H62             F           37,500.00         ZZ
                                         360         32,568.85          1
                                      10.350            338.83         60
                                       9.850            338.83
    MADISON          TN   37115          1            08/27/97         00
    0007285067                           05           10/01/97          0
    1840                                 N            09/01/27
    0


1


    1632175          560/H62             F           55,520.00         ZZ
                                         360         52,524.80          1
                                       9.625            471.92         80
                                       9.125            471.92
    QUINCY           MA   02169          1            08/29/97         00
    0007285778                           06           10/01/97          0
    462089400                            O            09/01/27
    0


    1809014          593/447             F           11,000.00         ZZ
                                         360          3,914.57          1
                                      14.875            137.99         76
                                      14.625            137.99
    MILFORD          UT   84751          1            01/12/81         00
    2882634                              05           03/01/81          0
    5402904                              O            02/01/11
    0


    1809041          593/447             F           36,000.00         ZZ
                                         240         15,594.36          1
                                      10.750            365.48         49
                                      10.500            365.48
    BLANDING         UT   84511          2            08/18/88         00
    2884002                              05           10/01/88          0
    5462635                              O            09/01/08
    0


    1809074          593/447             F           34,928.00         ZZ
                                         297         10,236.74          1
                                      10.750            327.88        100
                                      10.500            327.88
    ALBUQUERQUE      NM   87114          1            08/19/83         10
    2884762                              05           10/01/83         22
    5489802                              O            06/01/08
    0


    1822100          287/076             F          404,307.28         ZZ
                                         300        355,096.98          1
                                       8.875          3,358.39         65
                                       8.625          3,358.39
    GILBERT          AZ   85234          1            07/01/96         00
    17644647                             05           08/01/96          0
    176446474                            O            07/01/21
    0


    4022711          E22/G01             F          281,500.00         ZZ
                                         360        274,395.99          1
                                       8.875          2,239.74         80
                                       8.625          2,239.74
1


    RICHMOND         TX   77469          1            11/21/00         00
    0412222366                           03           01/01/01          0
    0412222366                           O            12/01/30
    0

   TOTAL NUMBER OF LOANS   :        177

   TOTAL ORIGINAL BALANCE  :    22,643,998.39

   TOTAL PRINCIPAL BALANCE :    19,619,880.77

   TOTAL ORIGINAL P+I      :       194,652.92

   TOTAL CURRENT P+I       :       194,652.92


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                                    EXHIBIT F-8

                                              GROUP VII LOAN SCHEDULE


  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.50.15           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED GROUP VI                   CUTOFF : 03/01/04
  POOL       : 0004824
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ------------------------------------------------------------------------

      1285460                              .2500
      340,942.26                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1289733                              .3750
      592,585.53                          .0500
            8.5000                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1291792                              .3750
      521,770.90                          .0500
            8.2500                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1293929                              .6250
      241,000.74                          .0500
            8.7500                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1294747                              .2500
      424,432.91                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1295596                              .2500
      207,693.41                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750
1



      1295666                              .2500
      451,809.59                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1297162                              .2500
      410,271.51                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1297998                              .2500
      289,609.51                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1299388                              .7500
      213,507.21                          .0500
            8.3750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1299446                              .3750
      187,651.37                          .0500
            8.0000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1299480                              .7500
      172,222.06                          .0500
            8.3750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1299680                              .5000
      323,277.26                          .0500
            8.3750                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1300316                              .5500
      147,217.29                          .0500
            8.2500                         .0000
            7.7000                         .0000
            7.6500                         .0000
            7.0000                         .6500
1



      1300877                              .5500
      189,451.77                          .0500
            8.2500                         .0000
            7.7000                         .0000
            7.6500                         .0000
            7.0000                         .6500

      1301906                              .6250
       77,540.68                          .0500
            8.3750                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1303035                              .5000
       44,858.51                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1303114                              .2500
      352,261.40                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1303381                              .2500
      384,030.90                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1303617                              .5000
      332,838.10                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1304711                              .6250
      170,476.63                          .0500
            8.2500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1304720                             1.3750
      381,508.10                          .0500
            9.0000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1306435                              .2500
      229,423.72                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1307048                              .2500
      289,710.43                          .0500
            8.0500                         .0000
            7.8000                         .0000
            7.7500                         .0000
            7.0000                         .7500

      1307126                              .1250
      409,215.12                          .0500
            8.0000                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1307480                              .6250
      236,599.54                          .0500
            8.2500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1307566                              .6250
      205,733.00                          .0500
            8.2500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1307884                              .3750
      305,743.26                          .0500
            8.0000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1308298                              .2500
      183,009.34                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1308571                              .2500
      325,265.32                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250
1



      1309037                              .5500
      213,510.76                          .0500
            8.8750                         .0000
            8.3250                         .0000
            8.2750                         .0000
            7.0000                        1.2750

      1309476                              .1250
       75,008.44                          .0500
            8.3750                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1310210                              .2500
      344,935.62                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1311903                              .5000
      241,106.53                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1312824                              .6250
      257,532.31                          .0500
            8.2500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1313155                              .2500
      265,515.31                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1313319                              .2500
      379,574.57                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1313663                              .2500
      299,807.83                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500
1



      1313767                              .5000
      312,660.24                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1314710                              .7500
       69,534.45                          .0500
            8.6250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1314819                              .2500
       66,832.72                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1315379                              .2500
      438,457.74                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1315658                              .5000
      214,968.51                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1316609                              .1250
      111,992.98                          .0500
            8.2500                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1316615                              .1250
      302,265.83                          .0500
            8.2500                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1316858                              .6250
       47,290.00                          .0500
            8.2500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1316906                              .2500
      111,763.32                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1316929                              .5000
      391,755.59                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1316979                              .6250
        9,262.87                          .0500
            8.2500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1316992                              .6250
       42,074.06                          .0500
            8.2500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1317034                              .6250
      195,321.89                          .0500
            8.2500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1317346                              .8750
      192,826.69                          .0500
            9.0000                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1317365                              .8750
      190,295.81                          .0500
            9.0000                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1317780                              .8750
      246,873.58                          .0500
            8.5000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1317795                              .7500
      338,870.26                          .0500
            8.3750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1318568                              .5000
      510,404.10                          .0500
            7.8750                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1318590                              .2500
      244,648.54                          .0500
            7.9500                         .0000
            7.7000                         .0000
            7.6500                         .0000
            7.0000                         .6500

      1318928                             1.2500
       82,954.09                          .0500
            8.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1319193                              .2500
      139,892.55                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1319281                              .8750
      407,324.78                          .0500
            8.5000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1319564                              .5000
      250,979.43                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1320441                              .5000
      443,503.91                          .0500
            8.1250                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1320612                              .2500
      591,340.53                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1320668                              .2500
      209,884.06                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1320822                              .2500
      270,974.93                          .0500
            8.5500                         .0000
            8.3000                         .0000
            8.2500                         .0000
            7.0000                        1.2500

      1321321                              .2500
      320,520.79                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1321524                              .2500
      199,277.91                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1321612                              .6250
      137,222.48                          .0500
            8.6250                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1321909                              .2500
      189,798.73                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1321969                              .2500
      300,235.85                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1322162                             1.1250
      217,859.76                          .0500
            8.7500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1322193                              .2500
      334,919.18                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1322525                              .2500
      369,865.20                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1322920                              .3750
      337,239.86                          .0500
            8.0000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1323278                              .5000
      341,746.54                          .0500
            8.2500                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1323452                              .2500
      292,205.79                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1323502                              .2500
      519,213.50                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1324356                              .2500
      322,284.72                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1325039                              .3750
      139,189.34                          .0500
            8.0000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1325219                              .2500
      547,875.37                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1325833                              .2500
      567,209.29                          .0500
            7.6000                         .0000
            7.3500                         .0000
            7.3000                         .0000
            7.0000                         .3000

      1326602                              .2500
      271,099.56                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1327393                              .2500
      348,125.03                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1327643                              .1250
      207,463.89                          .0500
            7.5000                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1327648                              .1250
      160,568.04                          .0500
            7.5000                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1327694                              .1250
      324,837.56                          .0500
            8.0000                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250
1



      1328386                              .2500
      466,654.36                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1328430                             1.3750
      161,720.02                          .0500
            9.0000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1329003                              .1250
      137,569.64                          .0500
            7.5000                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1329039                              .1250
      323,693.33                          .0500
            7.5000                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1329254                              .2500
      386,742.56                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1330122                              .3750
      379,098.79                          .0500
            8.5000                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1330230                             1.0000
       42,536.85                          .0500
            8.6250                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1330938                              .2500
      310,983.62                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000
1



      1331257                              .3750
      186,773.02                          .0500
            8.0000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1331278                              .6250
      252,632.13                          .0500
            8.2500                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1331304                              .2500
      420,157.83                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1331581                              .5000
      315,626.21                          .0500
            7.7500                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1331613                              .2500
      367,193.81                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1332267                              .2500
      301,147.78                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1333639                              .2500
      383,272.41                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1334438                              .2500
      482,936.12                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250
1



      1334689                              .3200
      259,982.00                          .0500
            8.0000                         .0000
            7.6800                         .0000
            7.6300                         .0000
            7.0000                         .6300

      1335023                              .2500
      286,721.32                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1335533                              .2500
      428,383.43                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1335931                              .2500
      339,002.19                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1336699                              .2500
      165,942.74                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1337257                              .2500
      367,744.64                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1337278                              .2500
      289,140.35                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1337600                              .3750
      332,257.81                          .0500
            7.7500                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      1338056                              .2500
      215,525.60                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1338283                              .2500
      396,250.60                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1339074                              .2500
      293,290.40                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1339160                              .6250
      300,157.26                          .0500
            7.7500                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1339427                              .2500
      488,759.13                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1339721                              .3750
      216,316.08                          .0500
            7.5000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1339835                              .2500
      288,173.95                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1340022                              .2500
      307,278.61                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500
1



      1340174                              .3750
      296,268.66                          .0500
            7.5000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1340221                              .2500
      314,881.83                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1340659                              .2500
      212,351.23                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1340821                              .2500
      289,146.48                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1340993                              .2500
      325,527.68                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1341865                              .3750
      412,588.82                          .0500
            8.0000                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1342667                              .2500
      291,468.34                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1343557                              .2500
      343,367.71                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1343747                              .2500
      300,964.37                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1343862                              .2500
      378,256.81                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1344613                              .2500
      504,728.66                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1345306                              .2500
      530,515.21                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1345466                              .3750
      284,387.02                          .0500
            7.5000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1345522                              .2500
      516,180.10                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1345790                              .2500
      371,607.05                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1346068                              .2500
       95,196.36                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1347975                              .7500
      235,493.57                          .0500
            7.8750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1347977                              .7500
      209,843.89                          .0500
            7.8750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1347978                              .7500
      247,629.07                          .0500
            7.8750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1347984                              .7500
       98,748.48                          .0500
            7.8750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1348090                              .6250
      219,575.40                          .0500
            7.7500                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1348136                              .7500
      177,812.93                          .0500
            7.8750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1348714                              .2500
      684,770.35                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1348768                              .2500
      556,316.59                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1348874                              .8750
       69,327.05                          .0500
            8.0000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1349174                              .3750
      300,143.69                          .0500
            7.5000                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1349344                              .2500
      753,165.82                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1351484                              .2500
      425,182.88                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1351818                              .2500
       79,318.87                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1384157                              .2500
      190,192.47                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1384232                              .2500
      206,889.71                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1385641                              .2500
      311,911.26                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000
1



      1385764                              .1250
      231,492.96                          .0500
            7.8750                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1386615                              .2500
      349,022.09                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1386923                              .7500
       90,737.74                          .0500
            8.8750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1386947                              .1700
      767,998.96                          .0500
            8.0000                         .0000
            7.8300                         .0000
            7.7800                         .0000
            7.0000                         .7800

      1387625                              .1700
      212,710.27                          .0500
            7.3750                         .0000
            7.2050                         .0000
            7.1550                         .0000
            7.0000                         .1550

      1387702                              .1700
      239,008.06                          .0500
            8.2500                         .0000
            8.0800                         .0000
            8.0300                         .0000
            7.0000                        1.0300

      1400180                              .2500
      337,987.73                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1417916                              .2500
      339,774.73                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000
1



      1420411                              .2500
       15,985.19                          .0500
            8.0950                         .0000
            7.8450                         .0000
            7.7950                         .0000
            7.0000                         .7950

      1420732                              .2500
        4,907.55                          .0500
            8.5500                         .0000
            8.3000                         .0000
            8.2500                         .0000
            7.0000                        1.2500

      1423921                              .1250
      284,486.99                          .0500
            7.5500                         .0000
            7.4250                         .0000
            7.3750                         .0000
            7.0000                         .3750

      1424737                              .2500
      367,027.66                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1425175                              .2500
      212,505.01                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1425398                              .2500
      299,626.58                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1429741                              .2500
       31,257.73                          .0500
            8.0500                         .0000
            7.8000                         .0000
            7.7500                         .0000
            7.0000                         .7500

      1429761                              .2500
       86,227.95                          .0500
            7.7250                         .0000
            7.4750                         .0000
            7.4250                         .0000
            7.0000                         .4250
1



      1433544                              .2500
      205,999.22                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1433974                              .2500
      162,865.68                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1434093                              .2500
      463,821.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1434414                              .2500
      308,692.53                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1434415                              .2500
      301,219.36                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1435176                              .2500
      291,966.55                          .0500
            7.6300                         .0000
            7.3800                         .0000
            7.3300                         .0000
            7.0000                         .3300

      1436282                              .2500
      229,045.65                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1438374                              .5000
      192,345.71                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250
1



      1492031                              .2500
       19,102.47                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1492053                              .2500
      208,457.59                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1492089                              .2500
      190,710.30                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1492149                              .2500
      346,028.70                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1492171                              .2500
      233,992.12                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1492247                              .2500
      328,684.41                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1492505                              .2500
       40,565.81                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1492507                              .2500
      245,427.32                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500
1



      1492616                              .2500
       45,428.70                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1492661                              .2500
       49,935.09                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1492669                              .2500
      402,968.63                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1492674                              .2500
      110,635.67                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1492696                              .2500
      237,541.96                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1492750                              .2500
       53,000.50                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1492811                              .2500
       35,191.99                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1492885                              .2500
      208,671.14                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      1492906                              .2500
      210,362.36                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1492925                              .2500
      522,710.45                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1492987                              .2500
      243,873.05                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1492989                              .2500
      109,410.82                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1493005                              .2500
       80,429.61                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      1493103                              .2500
      347,138.26                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1493229                              .2500
      328,458.75                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1493301                              .2500
      127,960.81                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      1493368                              .2500
      409,344.18                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1493471                              .2500
      144,215.50                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1540613                              .2500
      518,147.74                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1542949                              .5000
       85,788.95                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1549660                              .2500
      272,899.65                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1561660                              .5000
       43,198.44                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1561665                              .5000
       57,924.50                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1561672                              .5000
       45,816.28                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250
1



      1561676                              .5000
       50,397.52                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            7.0000                        1.3250

      1568116                              .2500
       99,407.77                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1571821                              .5000
       65,689.39                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1575115                              .5000
      131,738.58                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1575146                              .5000
      105,082.59                          .0500
            8.7100                         .0000
            8.2100                         .0000
            8.1600                         .0000
            7.0000                        1.1600

      1575147                              .5000
       56,156.00                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500

      1575169                              .5000
       91,131.57                          .0500
            8.9900                         .0000
            8.4900                         .0000
            8.4400                         .0000
            7.0000                        1.4400

      1593981                              .5000
      103,692.49                          .0500
            7.7500                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      1596273                              .5000
       54,744.79                          .0500
            8.2500                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1597769                              .2500
       53,668.85                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1616551                              .5000
       65,214.87                          .0500
            8.0000                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1627911                              .2500
      223,077.50                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1637410                              .2500
      310,412.10                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1637532                              .2500
      114,889.88                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1650142                              .2500
      209,786.81                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1652338                              .2500
      291,803.21                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250
1



      1668515                              .2500
      433,493.94                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1678266                              .2500
      243,022.41                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1699995                              .2500
      231,937.83                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1708862                              .2500
      118,080.46                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1718838                              .3750
       65,894.69                          .0500
            8.5000                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1768112                              .2500
      411,663.44                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1771870                              .2500
      125,205.15                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1777774                              .2500
      192,691.68                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1780640                              .2500
      375,240.78                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1783054                              .2500
      216,882.50                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1787907                              .2500
      328,019.44                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1788769                              .2500
      374,488.26                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1789432                              .2500
      609,843.17                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1790073                              .2500
      396,068.75                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1790769                              .2500
      486,853.53                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1792639                              .2500
      335,120.85                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1793239                              .2500
      103,988.55                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1798312                              .2500
       91,256.86                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1798341                              .2500
      112,708.80                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1799262                              .2500
      136,281.07                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1799537                              .2500
      485,037.45                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1802490                              .2500
      387,958.16                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1804534                              .2500
      176,183.63                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1804553                              .2500
       40,745.43                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      1805097                              .2500
      390,614.68                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1805334                              .2500
      337,835.52                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1805426                              .2500
      441,166.30                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1807583                              .2500
      315,751.96                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1807764                              .2500
      387,657.16                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1809071                              .2500
        7,758.32                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1809073                              .2500
        2,603.21                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1809188                              .2500
      478,025.57                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1809213                              .2500
      326,264.91                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1809247                              .2500
      159,553.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1809261                              .2500
      507,985.32                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1809802                              .2500
      319,638.17                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1810067                              .2500
      448,007.13                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1810788                              .2500
      361,414.63                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1811084                              .2500
      225,294.02                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1811222                              .2500
       63,560.26                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      1811464                              .2500
      422,205.36                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1815389                              .2500
      431,538.84                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1815984                              .2500
      398,681.65                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1817053                              .2500
      349,017.30                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1817110                              .2500
      324,687.83                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1817478                              .2500
      318,713.01                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1817673                              .2500
      380,047.03                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1818052                              .2500
      420,196.65                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750
1



      1819565                              .2500
      157,782.84                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1820121                              .2500
      194,517.87                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1820358                              .2500
      102,965.98                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1820494                              .2500
      470,902.80                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1821116                              .2500
      355,170.15                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      1822118                              .2500
      154,862.66                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      1822153                              .2500
      590,793.78                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1822179                              .2500
      204,070.52                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500
1



      1822682                              .2500
      375,294.62                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      1823511                              .2500
      398,873.50                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1823693                              .2500
      346,593.97                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1823920                              .2500
      131,759.61                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1824779                              .2500
      323,054.71                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1825097                              .2500
      559,630.02                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1827875                              .2500
      372,460.04                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1829549                              .2500
      398,318.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1834333                              .2500
      371,058.47                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1839614                              .2500
      206,833.20                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1842896                              .2500
      352,895.67                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1843766                              .2500
       82,599.79                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1843857                              .2500
      472,140.67                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1845559                              .2500
      241,145.34                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1845603                              .2500
       81,682.13                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1846084                              .2500
      353,493.59                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      1846327                              .2500
      328,800.27                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1849387                              .2500
       46,843.38                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1852160                              .2500
      492,407.10                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1854899                              .2500
      427,273.17                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1854970                              .2500
      425,197.23                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1856087                              .2500
      139,840.96                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1856411                              .2500
      321,490.46                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1857644                              .2500
      339,514.99                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      1857864                              .2500
      312,570.39                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1884118                              .2500
      339,716.61                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1891032                              .2500
      287,135.19                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1892333                              .2500
      950,608.95                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1892403                              .2500
       99,651.58                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1893142                              .2500
      327,490.43                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1895266                              .2500
      467,313.76                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1895828                              .2500
      258,677.76                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      1896652                              .2500
      388,525.67                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1910260                              .2500
       77,327.40                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1918568                              .2500
       84,832.44                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      1919999                              .2500
      406,389.60                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1921274                              .2500
      425,778.38                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      1923851                              .2500
      594,405.14                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      1923994                              .2500
      474,660.14                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1925041                              .2500
      952,528.72                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      1925619                              .2500
      257,038.65                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1927354                              .2500
      259,882.84                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1927899                              .2500
      415,772.54                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1929222                              .2500
      457,858.14                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1929728                              .2500
      513,806.84                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      1930061                              .2500
      421,212.88                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      1933952                              .2500
      597,792.99                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      1936697                              .2500
      245,847.11                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500
1



      1940039                              .2500
      412,792.76                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      2695569                              .2500
      503,834.45                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      2699054                              .2500
      485,487.43                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      2712321                              .2500
      381,235.34                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      2713751                              .2500
      187,023.54                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      2761299                              .2500
       84,060.37                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      2765345                              .2500
       38,097.16                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      2767537                              .2500
      249,253.58                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      2822250                              .2500
      403,754.80                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      2824934                              .2500
      695,513.42                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      2829367                              .2500
      455,158.58                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      2830461                              .2500
      217,841.68                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      2832298                              .2500
      315,359.96                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      2835597                              .2500
      448,599.39                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      2837002                              .2500
       94,953.87                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      2842730                              .2500
      371,295.58                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      2845094                              .2500
      330,567.01                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      2849864                              .2500
      365,532.27                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      2853334                              .2500
    1,020,036.03                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      4017399                              .2500
      335,211.85                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4024778                              .2500
      383,139.90                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      4056964                              .2500
      216,627.63                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            7.0000                        1.2000

      4065790                              .2500
      367,942.27                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      4072586                              .2500
      104,258.68                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            7.0000                        1.4500
1



      4076627                              .2500
       57,201.88                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      4122775                              .2500
      553,413.26                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      4139466                              .2500
      350,709.73                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4204326                              .2500
       43,929.44                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            7.0000                        1.0750

      4204327                              .2500
      530,990.64                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      4227369                              .2500
       23,987.96                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.0000                         .9500

      4259079                              .2500
      218,386.75                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4284284                              .2500
      329,611.04                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      4369515                              .2500
      378,478.11                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4371735                              .2500
      339,760.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4397855                              .2500
      343,931.46                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4399464                              .2500
      349,340.81                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      4406507                              .2500
      344,152.78                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4416427                              .2500
      436,979.26                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4435261                              .2500
      368,741.86                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4445766                              .2500
      336,546.86                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      4445863                              .2500
      336,440.90                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4445933                              .2500
      414,543.06                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4446617                              .2500
      449,773.94                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4463595                              .2500
      600,867.29                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4477909                              .2500
      273,789.63                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4509738                              .2500
      396,888.58                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4513022                              .2500
      388,788.04                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4516320                              .2500
      535,847.99                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      4520168                              .2500
      368,995.90                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4526586                              .5000
      331,310.69                          .0500
            7.6250                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4526786                              .2500
      370,823.62                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4540664                              .2500
      626,796.01                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4540669                              .2500
      387,454.97                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4544582                              .2500
      336,677.06                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4544865                              .2500
      407,956.30                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4559794                              .2500
      358,129.06                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      4560895                              .2500
      407,095.55                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4568134                              .2500
      338,896.39                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4571502                              .2500
      340,640.98                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4576761                              .2500
      340,289.76                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4584037                              .2500
      325,079.91                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4588868                              .2500
      349,339.60                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4592339                              .2500
      409,956.12                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4610183                              .2500
      465,333.50                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      4613188                              .2500
       88,853.36                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4615539                              .2500
      325,711.34                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4618150                              .2500
      326,586.23                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4625368                              .2500
      354,681.44                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4641207                              .2500
      398,535.85                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4643387                              .2500
      611,453.90                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4647604                              .2500
      330,388.25                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4652040                              .2500
      582,639.16                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      4654617                              .2500
      357,447.70                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4660230                              .2500
      555,837.89                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4660235                              .2500
      357,102.44                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4660365                              .2500
      604,060.71                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4660425                              .2500
      325,306.88                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4660453                              .2500
      325,812.88                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4660515                              .2500
      535,748.75                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4666022                              .2500
      439,336.19                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      4667692                              .2500
      396,888.20                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4667718                              .2500
      327,991.08                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4667808                              .2500
      403,817.81                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4667864                              .2500
      349,578.64                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4667943                              .2500
      534,085.76                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4672928                              .2500
      330,902.26                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4674020                              .2500
      335,940.07                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4677429                              .2500
      354,773.78                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      4678822                              .2500
      489,790.55                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4686381                              .2500
      353,443.48                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4701844                              .2500
      446,621.79                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4703140                              .2500
      931,159.65                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4703150                              .2500
      652,924.47                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4715583                              .2500
      543,941.92                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4723387                              .2500
      324,764.46                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4723431                              .2500
      386,133.35                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      4731127                              .2500
      349,528.64                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4733119                              .2500
      387,930.38                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4753524                              .2500
      367,640.68                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4758516                              .2500
      344,069.51                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4762308                              .2500
      300,683.73                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4766445                              .2500
      394,276.11                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4770793                              .2500
      386,181.82                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4780092                              .2500
      366,232.25                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      4781121                              .2500
      375,599.54                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      4786337                              .2500
      497,054.72                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4805327                              .2500
      927,611.09                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4805371                              .2500
      631,965.42                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4809078                              .2500
      340,946.82                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4809637                              .2500
      419,342.32                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4820480                              .2500
      355,504.89                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4832144                              .2500
      104,901.41                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      4832218                              .2500
      334,912.69                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4867045                              .2500
      315,715.40                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4875088                              .2500
      338,422.46                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4885957                              .2500
      368,389.66                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4894237                              .2500
      369,652.45                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4904279                              .2500
      331,298.14                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4908783                              .2500
      196,792.74                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      4911158                              .2500
      354,590.70                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      4924670                              .2500
      494,203.73                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4924702                              .2500
      389,762.73                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4932119                              .2500
      350,242.02                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4942388                              .2500
      448,402.86                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4946651                              .2500
      350,786.22                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4948661                              .2500
      346,933.30                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      4948698                              .2500
      454,925.24                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4962629                              .2500
      333,201.48                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      4967433                              .2500
      428,234.85                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      4984196                              .2500
      372,223.30                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      4992287                              .2500
      341,892.43                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      4992288                              .2500
      830,056.60                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      4997827                              .2500
      363,394.51                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5004231                              .2500
      389,487.62                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5004582                              .2500
      812,898.58                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5014015                              .2500
      466,683.01                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      5029186                              .2500
      339,429.22                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5033207                              .2500
      344,869.12                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5033844                              .2500
      355,875.46                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      5033885                              .2500
      973,648.26                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5035525                              .2500
      496,227.28                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5037024                              .2500
      631,361.05                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5037053                              .2500
      357,790.45                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5037072                              .2500
      347,146.94                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      5037100                              .2500
      383,933.05                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5037120                              .2500
      365,391.42                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5037121                              .2500
      335,120.41                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5037135                              .2500
      357,776.78                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5037153                              .2500
      378,697.71                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      5037158                              .2500
      389,893.92                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      5051173                              .2500
      349,676.97                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5051811                              .2500
      336,380.67                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      5053798                              .2500
      649,890.84                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5053987                              .2500
      387,509.00                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5061887                              .2500
      620,195.16                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5068816                              .2500
      133,533.80                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000

      5070467                              .2500
      385,981.09                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5070567                              .2500
      579,214.04                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5073597                              .2500
      731,464.97                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5076585                              .2500
      633,166.28                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      5093798                              .2500
      270,024.03                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5099899                              .2500
      386,598.75                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5105293                              .2500
      359,664.51                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5110201                              .2500
      491,699.96                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5126716                              .2500
      290,933.50                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5126720                              .2500
      436,905.74                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5140938                              .2500
      327,215.60                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5149968                              .2500
      442,534.48                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      5150488                              .2500
      279,606.28                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5162088                              .2500
      404,839.58                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5173691                              .5000
      444,985.29                          .0500
            7.6250                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5176267                              .2500
      804,312.41                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5176781                              .2500
      414,247.75                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5185086                              .2500
      389,310.04                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5188110                              .2500
      325,916.08                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5197629                              .2500
      424,364.33                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.0000                         .7000
1



      5209315                              .5000
      633,750.46                          .0500
            7.7500                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5210111                              .2500
      616,145.08                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5211270                              .2500
      404,341.40                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5212409                              .2500
      298,000.00                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5214554                              .2500
      362,499.90                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5221147                              .2500
      373,701.97                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5228877                              .2500
      253,580.47                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      5235300                              .2500
      344,238.46                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      5235345                              .2500
      289,034.88                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5235407                              .2500
      325,249.13                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5239522                              .2500
      345,596.18                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      5248383                              .2500
      197,990.11                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5253682                              .2500
      385,006.56                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5260284                              .2500
      372,228.75                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5302129                              .2500
      299,263.41                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5309033                              .2500
      338,972.81                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250
1



      5338532                              .2500
      334,689.72                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5339813                              .2500
      341,749.32                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      5343725                              .2500
      403,099.86                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5369263                              .2500
      632,185.62                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5374203                              .2500
      545,497.18                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5374205                              .2500
      337,065.16                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      5384969                              .2500
      427,982.03                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5385333                              .2500
      340,584.80                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      5391798                              .2500
      611,902.15                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5402044                              .2500
      390,064.47                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5402056                              .2500
      330,518.49                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5412398                              .2500
      490,794.96                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5425133                              .2500
      480,615.10                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5425213                              .2500
      321,295.17                          .0500
            7.7500                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.0000                         .4500

      5434607                              .2500
      368,321.92                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5461977                              .2500
      416,215.51                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      5462073                              .2500
      372,432.13                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5467197                              .2500
      468,285.63                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5468818                              .2500
      403,033.42                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5468845                              .2500
      307,805.02                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5468878                              .2500
      586,148.81                          .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.0000                         .5750

      5473240                              .2500
      377,951.57                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5473260                              .2500
      366,570.45                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.0000                         .8250

      5573869                              .2500
      349,381.21                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750
1



      5600503                              .2500
      316,266.28                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5607342                              .2500
      638,407.33                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5608702                              .2500
      327,587.40                          .0500
            7.6250                         .0000
            7.3750                         .0000
            7.3250                         .0000
            7.0000                         .3250

      5614926                              .2500
      372,528.86                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5659944                              .2500
      392,893.01                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5660095                              .2500
      563,210.16                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

      5704607                              .2500
      368,727.95                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000

      5718231                              .2500
      850,189.02                          .0500
            7.5000                         .0000
            7.2500                         .0000
            7.2000                         .0000
            7.0000                         .2000
1



      5767364                              .2500
      479,524.78                          .0500
            7.3750                         .0000
            7.1250                         .0000
            7.0750                         .0000
            7.0000                         .0750

  TOTAL NUMBER OF LOANS:      551
  TOTAL BALANCE........:        182,382,131.46


  RUN ON     : 03/29/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.50.15            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004824
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        7.6904            7.3750      9.0000
  RFC NET RATE                          7.4111            7.1250      8.5000
  NET MTG RATE(INVSTR RATE)             7.3611            7.0750      8.4500
  POST STRIP RATE                       7.0000            7.0000      7.0000
  SUB SERV FEE                           .2793             .1250      1.3750
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3611             .0750      1.4500







  TOTAL NUMBER OF LOANS:   551
  TOTAL BALANCE........:     182,382,131.46


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 08.50.15          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED GROUP VI                   CUTOFF : 03/01/04
  POOL       : 0004824
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1285460          372/447             F          400,000.00         ZZ
                                         360        340,942.26          1
                                       8.250          3,005.07         54
                                       8.000          3,005.07
    LOS GATOS        CA   95030          5            07/10/92         00
    5000971                              05           09/01/92          0
    5000971                              O            08/01/22
    0


    1289733          556/070             F          690,000.00         ZZ
                                         360        592,585.53          1
                                       8.500          5,305.51         64
                                       8.125          5,305.51
    POTOMAC          MD   20854          4            08/25/92         00
    006418898                            05           10/01/92          0
    93822                                O            09/01/22
    0


    1291792          664/070             F          620,000.00         ZZ
                                         360        521,770.90          1
                                       8.250          4,657.86         80
                                       7.875          4,657.86
    RANCHO PALOS VE  CA   90274          2            08/24/92         00
    006419486                            03           10/01/92          0
    0556035                              O            09/01/22
    0


    1293929          076/076             F          280,000.00         ZZ
                                         360        241,000.74          1
                                       8.750          2,202.76         80
                                       8.125          2,202.76
    FREMONT          CA   94536          1            06/19/92         00
    16267001                             03           08/01/92          0
1


    6267001                              O            07/01/22
    0


    1294747          070/070             F          500,000.00         ZZ
                                         360        424,432.91          1
                                       8.000          3,668.82         77
                                       7.750          3,668.82
    BELVEDERE        CA   94920          1            08/10/92         00
    006638252                            05           10/01/92          0
    6638252                              O            09/01/22
    0


    1295596          570/070             F          243,000.00         ZZ
                                         360        207,693.41          1
                                       8.375          1,846.98         75
                                       8.125          1,846.98
    SAN RAFAEL       CA   94903          5            07/29/92         00
    006418397                            05           10/01/92          0
    6385348                              O            09/01/22
    0


    1295666          470/Y26             F          525,000.00         ZZ
                                         360        451,809.59          1
                                       8.500          4,036.80         75
                                       8.250          4,036.80
    BURBANK          CA   91504          2            09/03/92         00
    24042184                             05           11/01/92          0
    24042184                             O            10/01/22
    0


    1297162          554/076             F          480,000.00         ZZ
                                         360        410,271.51          1
                                       8.250          3,606.08         80
                                       8.000          3,606.08
    NASHUA           NH   03062          2            10/21/92         00
    11376664                             03           12/01/92          0
    8602265                              O            11/01/22
    0


    1297998          487/X14             F          340,000.00         ZZ
                                         360        289,609.51          1
                                       8.625          2,644.49         80
                                       8.375          2,644.49
    MANHASSET        NY   11030          1            10/27/92         00
    8012837483                           05           12/01/92          0
    7000013032                           O            11/01/22
    0


1


    1299388          076/076             F          249,750.00         ZZ
                                         360        213,507.21          1
                                       8.375          1,898.29         90
                                       7.625          1,898.29
    WAYLAND          MA   01778          1            07/27/92         04
    16290981                             05           09/01/92         17
    6290981                              O            08/01/22
    0


    1299446          076/076             F          221,500.00         ZZ
                                         360        187,651.37          1
                                       8.000          1,625.29         90
                                       7.625          1,625.29
    UPPER MARLBORO   MD   20772          1            07/31/92         04
    16367541                             05           09/01/92         17
    6367541                              O            08/01/22
    0


    1299480          076/076             F          430,000.00         ZZ
                                         360        172,222.06          1
                                       8.375          3,268.32         75
                                       7.625          3,268.32
    BELMONT          MA   02178          1            08/03/92         00
    19202831                             05           10/01/92          0
    9202831                              O            09/01/22
    0


    1299680          664/070             F          380,000.00         ZZ
                                         360        323,277.26          1
                                       8.375          2,888.28         80
                                       7.875          2,888.28
    LOS ANGELES      CA   91604          1            08/24/92         00
    006420395                            05           10/01/92          0
    0597484                              O            09/01/22
    0


    1300316          627/070             F          176,000.00         ZZ
                                         360        147,217.29          1
                                       8.250          1,322.23         43
                                       7.700          1,322.23
    DIAMOND BAR ARE  CA   91765          2            10/02/92         00
    006423860                            05           12/01/92          0
    18335                                O            11/01/22
    0


    1300877          470/070             F          221,000.00         ZZ
                                         360        189,451.77          1
                                       8.250          1,660.30         56
                                       7.700          1,660.30
1


    SANTA ANA        CA   92705          5            10/02/92         00
    006425498                            05           12/01/92          0
    01140783                             O            11/01/22
    0


    1301906          622/070             F          247,000.00         ZZ
                                         360         77,540.68          1
                                       8.375          1,877.38         75
                                       7.750          1,877.38
    ALISO VIEJO      CA   92656          2            09/24/92         00
    006422408                            03           11/01/92          0
    916323                               O            10/01/22
    0


    1303035          635/447             F           52,000.00         ZZ
                                         360         44,858.51          1
                                       8.625            404.46         33
                                       8.125            404.46
    MILFORD          CT   06460          2            11/18/92         00
    4074177                              05           01/01/93          0
    3015104                              O            12/01/22
    0


    1303114          286/286             F          525,000.00         ZZ
                                         360        352,261.40          1
                                       8.250          3,944.15         70
                                       8.000          3,944.15
    BEAVERCREEK      OH   45431          1            10/28/92         00
    8182159                              05           12/01/92          0
    8182159                              O            11/01/22
    0


    1303381          070/070             F          464,000.00         ZZ
                                         360        384,030.90          1
                                       8.250          3,485.88         64
                                       8.000          3,485.88
    HIDDEN HILLS     CA   91302          2            09/29/92         00
    007181657                            03           11/01/92          0
    7181657                              O            10/01/22
    0


    1303617          542/070             F          480,000.00         ZZ
                                         360        332,838.10          1
                                       8.625          3,733.39         80
                                       8.125          3,733.39
    SIMI VALLEY      CA   93065          1            09/18/92         00
    006424811                            03           11/01/92          0
    4312056                              O            10/01/22
    0
1




    1304711          076/076             F          217,000.00         ZZ
                                         360        170,476.63          1
                                       8.250          1,630.25         78
                                       7.625          1,630.25
    LYNNWOOD         WA   98037          2            09/21/92         00
    16516421                             05           11/01/92          0
    6516421                              O            10/01/22
    0


    1304720          076/076             F          440,000.00         ZZ
                                         360        381,508.10          1
                                       9.000          3,540.34         80
                                       7.625          3,540.34
    KENNEBUNK        ME   04043          2            07/24/92         00
    18982781                             05           09/01/92          0
    8982781                              O            08/01/22
    0


    1306435          497/497             F          272,500.00         ZZ
                                         360        229,423.72          1
                                       8.375          2,071.20         74
                                       8.125          2,071.20
    SANTA ROSA       CA   95405          2            10/13/92         00
    9900190951                           05           12/01/92          0
    9900190951                           O            11/01/22
    0


    1307048          554/076             F          340,000.00         ZZ
                                         360        289,710.43          1
                                       8.050          2,506.67         74
                                       7.800          2,506.67
    NORTH ANDOVER    MA   01845          1            11/25/92         00
    15443176                             05           01/01/93          0
    8603479                              O            12/01/22
    0


    1307126          560/560             F          484,000.00         ZZ
                                         360        409,215.12          1
                                       8.000          3,551.42         54
                                       7.875          3,551.42
    DARNESTOWN       MD   20874          1            10/12/92         00
    220473862                            03           12/01/92          0
    159252709                            O            11/01/22
    0


    1307480          052/670             F          276,000.00         ZZ
                                         360        236,599.54          1
1


                                       8.250          2,073.50         75
                                       7.625          2,073.50
    SANTA ROSA       CA   95403          1            10/02/92         00
    3118583113                           03           12/01/92          0
    216919                               O            11/01/22
    0


    1307566          052/670             F          240,000.00         ZZ
                                         360        205,733.00          1
                                       8.250          1,803.05         75
                                       7.625          1,803.05
    HASTINGS-ON-HUD  NY   10706          1            10/23/92         00
    3118729773                           05           12/01/92          0
    221757                               O            11/01/22
    0


    1307884          403/M32             F          380,000.00         ZZ
                                         360        305,743.26          1
                                       8.000          2,788.31         73
                                       7.625          2,788.31
    STAMFORD         CT   06902          2            01/05/93         00
    302688585                            05           03/01/93          0
    1842368                              O            02/01/23
    0


    1308298          417/943             F          242,911.80         ZZ
                                         310        183,009.34          1
                                       8.500          1,937.93         49
                                       8.250          1,937.93
    OCEAN TOWNSHIP   NJ   07712          1            08/07/92         00
    577955526                            05           10/01/92          0
    090804893                            O            07/01/18
    0


    1308571          070/070             F          498,000.00         ZZ
                                         360        325,265.32          1
                                       8.625          3,873.39         70
                                       8.375          3,873.39
    ARCADIA          CA   91006          2            11/16/92         00
    007457144                            05           01/01/93          0
    7457144                              O            12/01/22
    0


    1309037          028/070             F          247,500.00         ZZ
                                         360        213,510.76          1
                                       8.875          1,969.22         90
                                       8.325          1,969.22
    COLTON           CA   92324          1            12/17/92         11
    006430133                            05           02/01/93         20
1


    068513                               O            01/01/23
    0


    1309476          560/560             F          450,000.00         ZZ
                                         360         75,008.44          1
                                       8.375          3,420.32         75
                                       8.250          3,420.32
    NEW YORK         NY   10016          1            11/18/92         00
    220531040                            01           01/01/93          0
    197209000                            O            12/01/22
    0


    1310210          158/076             F          405,200.00         ZZ
                                         360        344,935.62          1
                                       7.875          2,937.98         68
                                       7.625          2,937.98
    CLIFTON          VA   22024          2            10/28/92         00
    10691923                             05           01/01/93          0
    2353175                              O            12/01/22
    0


    1311903          622/M32             F          289,000.00         ZZ
                                         360        241,106.53          1
                                       8.625          2,247.81         83
                                       8.125          2,247.81
    LAKE FOREST      CA   92630          2            01/21/93         10
    302688999                            03           03/01/93         12
    536756                               O            02/01/23
    0


    1312824          334/M32             F          300,000.00         ZZ
                                         360        257,532.31          1
                                       8.250          2,253.80         69
                                       7.625          2,253.80
    RANCHO PALOS VE  CA   90274          2            12/04/92         00
    009786864                            05           02/01/93          0
    978686                               O            01/01/23
    0


    1313155          704/670             F          313,750.00         ZZ
                                         360        265,515.31          1
                                       8.625          2,440.32         59
                                       8.375          2,440.32
    ANAHEIM          CA   92807          2            11/18/92         00
    3033963639                           05           01/01/93          0
    913900197                            O            12/01/22
    0


1


    1313319          016/181             F          440,000.00         ZZ
                                         360        379,574.57          2
                                       8.750          3,461.49         68
                                       8.500          3,461.49
    LONG BEACH       CA   90803          5            12/07/92         00
    0001092298                           05           02/01/93          0
    20103537                             O            01/01/23
    0


    1313663          274/181             F          344,000.00         ZZ
                                         360        299,807.83          1
                                       8.750          2,706.25         80
                                       8.500          2,706.25
    VILLA PARK       CA   92667          2            01/04/93         00
    0004706293                           05           03/01/93          0
    1921100283                           O            02/01/23
    0


    1313767          163/M32             F          360,000.00         ZZ
                                         360        312,660.24          1
                                       8.750          2,832.12         80
                                       8.250          2,832.12
    WINTERS          CA   95694          1            11/13/92         00
    302689385                            03           01/01/93          0
    51519412                             O            12/01/22
    0


    1314710          052/670             F           80,000.00         ZZ
                                         360         69,534.45          1
                                       8.625            622.24         28
                                       7.875            622.24
    STATEN ISLAND    NY   10301          5            01/06/93         00
    3118689114                           05           03/01/93          0
    220031                               O            02/01/23
    0


    1314819          052/670             F           79,000.00         ZZ
                                         360         66,832.72          1
                                       8.750            621.50         45
                                       8.500            621.50
    MIDDLE ISLAND    NY   11953          1            12/16/92         00
    3118476714                           03           02/01/93          0
    213607                               O            01/01/23
    0


    1315379          372/447             F          510,000.00         ZZ
                                         360        438,457.74          1
                                       8.250          3,831.46         78
                                       8.000          3,831.46
1


    GLENDALE AREA    CA   91206          2            02/09/93         00
    5565023                              05           04/01/93          0
    5565023                              O            03/01/23
    0


    1315658          664/M32             F          247,500.00         ZZ
                                         360        214,968.51          1
                                       8.750          1,947.09         75
                                       8.250          1,947.09
    LOS ANGELES      CA   91304          5            01/06/93         00
    302688833                            05           03/01/93          0
    0603332                              O            02/01/23
    0


    1316609          560/560             F          130,000.00         ZZ
                                         360        111,992.98          1
                                       8.250            976.65         70
                                       8.125            976.65
    SOUTH ORANGE     NJ   07079          1            01/29/93         00
    220638399                            05           03/01/93          0
    198420507                            O            02/01/23
    0


    1316615          560/560             F          350,000.00         ZZ
                                         360        302,265.83          1
                                       8.250          2,629.43         71
                                       8.125          2,629.43
    COVINA           CA   91724          1            01/28/93         00
    220641997                            03           04/01/93          0
    445559800                            O            03/01/23
    0


    1316858          704/670             F           77,000.00         ZZ
                                         240         47,290.00          1
                                       8.250            656.10         60
                                       7.625            656.10
    AUDUBON          NJ   08106          5            10/09/92         00
    3033644379                           05           12/01/92          0
    913782165                            O            11/01/12
    0


    1316906          704/670             F          130,000.00         ZZ
                                         360        111,763.32          1
                                       8.375            988.10         65
                                       8.125            988.10
    MARLBORO         NJ   07746          5            10/23/92         00
    3033579299                           05           12/01/92          0
    913744553                            O            11/01/22
    0
1




    1316929          704/670             F          451,500.00         ZZ
                                         360        391,755.59          1
                                       8.625          3,511.73         70
                                       8.125          3,511.73
    SAN DIEGO        CA   92037          2            12/17/92         00
    3034093099                           05           02/01/93          0
    913969283                            O            01/01/23
    0


    1316979          704/670             F           72,000.00         ZZ
                                         360          9,262.87          1
                                       8.250            540.92         48
                                       7.625            540.92
    RESEDA           CA   91335          2            10/07/92         00
    3033659139                           01           12/01/92          0
    913789152                            O            11/01/22
    0


    1316992          704/670             F           50,050.00         ZZ
                                         360         42,074.06          1
                                       8.250            376.01         70
                                       7.625            376.01
    POTTSTOWN        PA   19464          1            09/23/92         00
    3033503129                           05           11/01/92          0
    913670428                            O            10/01/22
    0


    1317034          704/670             F          227,000.00         ZZ
                                         360        195,321.89          4
                                       8.250          1,705.38         64
                                       7.625          1,705.38
    BERKELEY         CA   94705          1            12/01/92         00
    3033874539                           05           02/01/93          0
    913821828                            O            01/01/23
    0


    1317346          076/076             F          224,200.00         ZZ
                                         360        192,826.69          1
                                       9.000          1,803.96         75
                                       8.125          1,803.96
    MARBLEHEAD       MA   01945          5            12/29/92         00
    16569861                             05           03/01/93          0
    6569861                              O            02/01/23
    0


    1317365          076/076             F          276,850.00         ZZ
                                         360        190,295.81          1
1


                                       9.000          2,227.60         80
                                       8.125          2,227.60
    CHEVY CHASE      MD   20815          2            12/21/92         00
    16592201                             05           02/01/93          0
    6592201                              O            01/01/23
    0


    1317780          225/181             F          285,300.00         ZZ
                                         360        246,873.58          1
                                       8.500          2,193.70         90
                                       7.625          2,193.70
    MARLBORO         MA   01752          2            12/30/92         14
    0000486150                           05           02/01/93         17
    000581                               O            01/01/23
    0


    1317795          225/181             F          392,000.00         ZZ
                                         360        338,870.26          1
                                       8.375          2,979.48         80
                                       7.625          2,979.48
    MIAMI            FL   33014          1            01/06/93         00
    0000488841                           05           03/01/93          0
    165300                               O            02/01/23
    0


    1318568          372/M32             F          595,000.00         ZZ
                                         360        510,404.10          1
                                       7.875          4,314.16         70
                                       7.375          4,314.16
    WASHINGTON       DC   20007          1            03/03/93         00
    302694054                            05           05/01/93          0
    5667464                              O            04/01/23
    0


    1318590          169/076             F          304,000.00         ZZ
                                         360        244,648.54          1
                                       7.950          2,220.06         80
                                       7.700          2,220.06
    WHEATON          IL   60187          2            12/15/92         00
    14154799                             05           02/01/93          0
    7327536                              O            01/01/23
    0


    1318928          704/670             F           95,000.00         ZZ
                                         360         82,954.09          1
                                       8.875            755.87         80
                                       7.625            755.87
    PATERSON         NJ   07501          5            01/07/93         00
    3033934459                           05           03/01/93          0
1


    913895983                            O            02/01/23
    0


    1319193          574/M32             F          162,400.00         ZZ
                                         360        139,892.55          1
                                       8.375          1,234.36         70
                                       8.125          1,234.36
    PETALUMA         CA   94952          2            02/09/93         00
    302692785                            05           04/01/93          0
    5222                                 O            03/01/23
    0


    1319281          704/670             F          499,200.00         ZZ
                                         360        407,324.78          1
                                       8.500          3,838.42         80
                                       7.625          3,838.42
    CORONA DEL MAR   CA   92625          1            01/25/93         00
    3034145400                           03           03/01/93          0
    930021324                            O            02/01/23
    0


    1319564          372/M32             F          288,000.00         ZZ
                                         360        250,979.43          1
                                       9.000          2,317.31         90
                                       8.500          2,317.31
    FORT BRAGG       CA   95437          1            02/18/93         04
    302693775                            05           04/01/93         17
    5282579                              O            03/01/23
    0


    1320441          570/M32             F          515,000.00         ZZ
                                         360        443,503.91          1
                                       8.125          3,823.87         63
                                       7.625          3,823.87
    LOS ANGELES      CA   90046          2            02/19/93         00
    302694195                            05           04/01/93          0
    5356225                              O            03/01/23
    0


    1320612          447/447             F          686,000.00         ZZ
                                         360        591,340.53          1
                                       8.500          5,274.75         70
                                       8.250          5,274.75
    MCLEAN           VA   22101          2            10/28/92         00
    601043                               05           12/01/92          0
    601043                               O            11/01/22
    0


1


    1320668          447/447             F          250,000.00         ZZ
                                         360        209,884.06          1
                                       8.750          1,966.76         62
                                       8.500          1,966.76
    AUSTIN           TX   78746          4            10/27/92         00
    310400                               03           12/01/92          0
    310400                               O            11/01/22
    0


    1320822          686/686             F          312,000.00         ZZ
                                         360        270,974.93          1
                                       8.550          2,410.08         80
                                       8.300          2,410.08
    COSTA MESA       CA   92626          5            02/04/93         00
    0814455945                           05           04/01/93          0
    030814455945                         O            03/01/23
    0


    1321321          447/447             F          370,000.00         ZZ
                                         360        320,520.79          1
                                       8.500          2,844.98         74
                                       8.250          2,844.98
    GREENSBORO       NC   27455          5            01/15/93         00
    943262                               03           03/01/93          0
    943262                               O            02/01/23
    0


    1321524          028/M32             F          500,000.00         ZZ
                                         360        199,277.91          1
                                       7.875          3,625.35         42
                                       7.625          3,625.35
    PALO ALTO        CA   94301          5            03/03/93         00
    010042802                            05           05/01/93          0
    255814                               O            04/01/23
    0


    1321612          635/447             F          158,000.00         ZZ
                                         360        137,222.48          1
                                       8.625          1,228.91         89
                                       8.000          1,228.91
    BLOOMFIELD       NJ   07003          1            02/11/93         04
    4074548                              05           04/01/93         17
    3075439                              O            03/01/23
    0


    1321909          976/076             F          223,000.00         ZZ
                                         360        189,798.73          1
                                       7.625          1,578.39         85
                                       7.375          1,578.39
1


    GAITHERSBURG     MD   20878          2            03/11/93         10
    16865934                             03           05/01/93         12
    892299                               O            04/01/23
    0


    1321969          209/M32             F          350,000.00         ZZ
                                         360        300,235.85          1
                                       7.875          2,537.75         39
                                       7.625          2,537.75
    POTOMAC          MD   20854          5            03/15/93         00
    302696455                            05           05/01/93          0
    931202613                            O            04/01/23
    0


    1322162          076/076             F          250,000.00         ZZ
                                         360        217,859.76          1
                                       8.750          1,966.76         77
                                       7.625          1,966.76
    FORT WASHINGTON  MD   20744          2            01/21/93         00
    16604371                             05           03/01/93          0
    6604371                              O            02/01/23
    0


    1322193          550/550             F          425,000.00         ZZ
                                         360        334,919.18          1
                                       7.875          3,081.54         58
                                       7.625          3,081.54
    SAN FRANCISCO    CA   94118          2            03/11/93         00
    120126730000000                      01           05/01/93          0
    120126730                            O            04/01/23
    0


    1322525          070/070             F          427,500.00         ZZ
                                         360        369,865.20          1
                                       8.250          3,211.66         75
                                       8.000          3,211.66
    SANTA CLARITA    CA   91351          1            03/15/93         00
    007018301                            05           05/01/93          0
    7018301                              O            04/01/23
    0


    1322920          574/M32             F          392,000.00         ZZ
                                         360        337,239.86          1
                                       8.000          2,876.36         36
                                       7.625          2,876.36
    TIBURON          CA   94920          2            03/19/93         00
    302696679                            05           05/01/93          0
    5396                                 O            04/01/23
    0
1




    1323278          372/M32             F          395,000.00         ZZ
                                         360        341,746.54          1
                                       8.250          2,967.50         55
                                       7.750          2,967.50
    LAS VEGAS        NV   89109          2            03/16/93         00
    302698188                            03           05/01/93          0
    54814386                             O            04/01/23
    0


    1323452          299/025             F          340,000.00         ZZ
                                         360        292,205.79          1
                                       7.875          2,465.24         80
                                       7.625          2,465.24
    MARTINSVILLE     VA   24112          2            04/26/93         00
    0102176096                           05           06/01/93          0
    217609                               O            05/01/23
    0


    1323502          070/070             F          606,000.00         ZZ
                                         360        519,213.50          1
                                       8.000          4,446.61         70
                                       7.750          4,446.61
    PASADENA         CA   91105          2            03/24/93         00
    007759301                            05           05/01/93          0
    7759301                              O            04/01/23
    0


    1324356          274/181             F          375,000.00         T
                                         360        322,284.72          1
                                       7.875          2,719.02         56
                                       7.625          2,719.02
    NEWPORT BEACH    CA   92625          2            04/20/93         00
    0004719590                           05           06/01/93          0
    1930306939                           O            05/01/23
    0


    1325039          567/M32             F          161,000.00         ZZ
                                         360        139,189.34          1
                                       8.000          1,181.36         62
                                       7.625          1,181.36
    TEANECK          NJ   07666          2            06/11/93         00
    302720396                            05           08/01/93          0
    2089651                              O            07/01/23
    0


    1325219          052/670             F          757,000.00         ZZ
                                         360        547,875.37          1
1


                                       7.625          5,358.00         38
                                       7.375          5,358.00
    ALPINE           NJ   07620          5            03/18/93         00
    3118951104                           05           05/01/93          0
    228148                               O            04/01/23
    0


    1325833          169/134             F          685,000.00         ZZ
                                         360        567,209.29          1
                                       7.600          4,836.62         60
                                       7.350          4,836.62
    WAYNE            IL   60184          2            04/01/93         00
    0020797189                           05           06/01/93          0
    5314364                              O            05/01/23
    0


    1326602          627/M32             F          315,000.00         ZZ
                                         360        271,099.56          1
                                       7.875          2,283.97         75
                                       7.625          2,283.97
    TORRANCE         CA   90503          2            05/04/93         00
    302710462                            05           07/01/93          0
    21381                                O            06/01/23
    0


    1327393          274/181             F          408,000.00         ZZ
                                         360        348,125.03          1
                                       7.875          2,958.29         77
                                       7.625          2,958.29
    SANTA ANA        CA   92705          2            04/16/93         00
    0004725557                           03           06/01/93          0
    930405178                            O            05/01/23
    0


    1327643          560/560             F          277,000.00         ZZ
                                         360        207,463.89          1
                                       7.500          1,936.82         63
                                       7.375          1,936.82
    NEW SHOREHAM     RI   02807          2            04/05/93         00
    220715940                            05           06/01/93          0
    196051908                            O            05/01/23
    0


    1327648          560/560             F          188,500.00         ZZ
                                         360        160,568.04          1
                                       7.500          1,318.02         63
                                       7.375          1,318.02
    BASKING RIDGE    NJ   07920          2            04/07/93         00
    220718753                            05           06/01/93          0
1


    198508905                            O            05/01/23
    0


    1327694          560/560             F          386,000.00         ZZ
                                         360        324,837.56          1
                                       8.000          2,832.33         59
                                       7.875          2,832.33
    THERMAL          CA   92274          2            04/01/93         00
    220719439                            05           06/01/93          0
    442650909                            O            05/01/23
    0


    1328386          976/076             F          536,000.00         ZZ
                                         360        466,654.36          1
                                       8.375          4,073.99         80
                                       8.125          4,073.99
    OAK VIEW         CA   93022          1            05/19/93         00
    10682955                             03           07/01/93          0
    951799                               O            06/01/23
    0


    1328430          405/943             F          203,388.29         ZZ
                                         308        161,720.02          1
                                       9.000          1,695.13         72
                                       7.625          1,695.13
    HAWORTH          NJ   07641          1            11/25/92         00
    577568623                            05           02/01/93          0
    5686233                              O            09/01/18
    0


    1329003          560/560             F          162,000.00         ZZ
                                         360        137,569.64          1
                                       7.500          1,132.73         66
                                       7.375          1,132.73
    ROCHESTER HILLS  MI   48309          2            04/23/93         00
    220746978                            05           06/01/93          0
    174921809                            O            05/01/23
    0


    1329039          560/560             F          380,000.00         ZZ
                                         360        323,693.33          1
                                       7.500          2,657.02         80
                                       7.375          2,657.02
    ATLANTIC BEACH   NY   11509          1            04/26/93         00
    220741284                            03           06/01/93          0
    197635006                            O            05/01/23
    0


1


    1329254          561/M32             F          450,000.00         ZZ
                                         360        386,742.56          1
                                       7.875          3,262.82         70
                                       7.625          3,262.82
    WEST CHESTER     PA   19382          5            04/21/93         00
    302708607                            05           06/01/93          0
    5970587                              O            05/01/23
    0


    1330122          447/447             F          450,000.00         ZZ
                                         360        379,098.79          1
                                       8.500          3,460.12         63
                                       8.125          3,460.12
    MEQUON           WI   53092          2            03/29/93         00
    1097367                              05           05/01/93          0
    1097367                              O            04/01/23
    0


    1330230          635/447             F           50,000.00         ZZ
                                         360         42,536.85          1
                                       8.625            388.90         20
                                       7.625            388.90
    SYOSSET          NY   11791          5            04/01/93         00
    4074634                              05           06/01/93          0
    3090750                              O            05/01/23
    0


    1330938          246/181             F          360,000.00         ZZ
                                         360        310,983.62          1
                                       8.000          2,641.56         67
                                       7.750          2,641.56
    WOODBRIDGE       VA   22193          4            07/30/93         00
    0000621501                           05           09/01/93          0
    83971                                O            08/01/23
    0


    1331257          076/076             F          216,700.00         ZZ
                                         360        186,773.02          1
                                       8.000          1,590.07         74
                                       7.625          1,590.07
    NEWTON           MA   02166          5            04/12/93         00
    16603351                             05           06/01/93          0
    6603351                              O            05/01/23
    0


    1331278          076/076             F          292,000.00         ZZ
                                         360        252,632.13          1
                                       8.250          2,193.70         59
                                       7.625          2,193.70
1


    WASHINGTON       DC   20009          5            03/11/93         00
    16938891                             07           05/01/93          0
    6938891                              O            04/01/23
    0


    1331304          076/076             F          490,000.00         ZZ
                                         360        420,157.83          1
                                       7.875          3,552.84         28
                                       7.625          3,552.84
    LOS ALTOS HILLS  CA   94022          2            04/06/93         00
    16973061                             05           06/01/93          0
    6973061                              O            05/01/23
    0


    1331581          470/M32             F          368,000.00         ZZ
                                         360        315,626.21          1
                                       7.750          2,636.40         80
                                       7.250          2,636.40
    WHITTIER         CA   90605          2            08/09/93         00
    001141274                            05           10/01/93          0
    24058965                             O            09/01/23
    0


    1331613          462/076             F          424,000.00         ZZ
                                         360        367,193.81          1
                                       8.125          3,148.19         80
                                       7.875          3,148.19
    SARATOGA         CA   95070          2            06/24/93         00
    14894385                             05           08/01/93          0
    4039459                              O            07/01/23
    0


    1332267          562/562             F          350,000.00         ZZ
                                         360        301,147.78          1
                                       7.875          2,537.75         70
                                       7.625          2,537.75
    FOREST HILLS     NY   11375          2            05/18/93         00
    294062493000000                      05           07/01/93          0
    406249                               O            06/01/23
    0


    1333639          403/M32             F          456,000.00         ZZ
                                         360        383,272.41          1
                                       7.375          3,149.48         75
                                       7.125          3,149.48
    STAMFORD         CT   06903          5            06/18/93         00
    302734785                            05           08/01/93          0
    1896430                              O            07/01/23
    0
1




    1334438          652/M32             F          562,500.00         ZZ
                                         360        482,936.12          1
                                       8.125          4,176.55         75
                                       7.875          4,176.55
    NEWPORT BEACH    CA   92660          5            05/13/93         00
    003892379                            01           07/01/93          0
    3892379                              O            06/01/23
    0


    1334689          405/943             F          300,000.00         T
                                         360        259,982.00          1
                                       8.000          2,201.30         54
                                       7.680          2,201.30
    SAN DIEGO        CA   92101          1            07/14/93         00
    577311725                            06           09/01/93          0
    3117256                              O            08/01/23
    0


    1335023          052/670             F          350,000.00         ZZ
                                         360        286,721.32          1
                                       7.875          2,537.75         86
                                       7.625          2,537.75
    SCARSDALE        NY   10583          1            05/05/93         04
    3119315743                           05           07/01/93         17
    238683                               O            06/01/23
    0


    1335533          069/M32             F          500,000.00         ZZ
                                         360        428,383.43          1
                                       7.500          3,496.08         65
                                       7.250          3,496.08
    LA HABRA HEIGHT  CA   90631          2            06/29/93         00
    009711631                            05           09/01/93          0
    299289                               O            08/01/23
    0


    1335931          470/Y26             F          408,000.00         ZZ
                                         360        339,002.19          1
                                       7.875          2,958.29         80
                                       7.625          2,958.29
    SAUGUS AREA      CA   91350          1            07/07/93         00
    27007283                             03           09/01/93          0
    27007283                             O            08/01/23
    0


    1336699          372/447             F          218,700.00         ZZ
                                         360        165,942.74          1
1


                                       7.875          1,585.73         90
                                       7.625          1,585.73
    RANCHO CUCAMONG  CA   91701          1            06/15/93         10
    5986203                              05           08/01/93         17
    5986203                              O            07/01/23
    0


    1337257          588/G06             F          430,000.00         ZZ
                                         360        367,744.64          1
                                       7.375          2,969.91         62
                                       7.125          2,969.91
    TOWNSHIP OF WAR  NJ   07059          2            08/17/93         00
    0690024641                           05           10/01/93          0
    930603028                            O            09/01/23
    0


    1337278          069/M32             F          339,000.00         ZZ
                                         360        289,140.35          1
                                       7.625          2,399.42         75
                                       7.375          2,399.42
    BONITA           CA   91902          2            07/13/93         00
    009714403                            05           09/01/93          0
    1128792                              O            08/01/23
    0


    1337600          334/M32             F          387,000.00         ZZ
                                         360        332,257.81          1
                                       7.750          2,772.52         76
                                       7.375          2,772.52
    CANYON COUNTRY   CA   91351          2            05/03/93         00
    009921396                            05           07/01/93          0
    992139                               O            06/01/23
    0


    1338056          372/447             F          253,600.00         ZZ
                                         360        215,525.60          1
                                       7.500          1,773.21         80
                                       7.250          1,773.21
    HUNTINGTON BEAC  CA   92646          1            07/20/93         00
    5621545                              05           09/01/93          0
    5621545                              O            08/01/23
    0


    1338283          637/447             F          458,400.00         ZZ
                                         360        396,250.60          1
                                       8.000          3,363.58         80
                                       7.750          3,363.58
    GLENDALE         CA   91208          1            06/25/93         00
    2846613                              03           08/01/93          0
1


    2318848                              O            07/01/23
    0


    1339074          076/076             F          340,000.00         ZZ
                                         360        293,290.40          1
                                       7.875          2,465.24         76
                                       7.625          2,465.24
    SPRINGFIELD      VA   22152          2            06/14/93         00
    13044612                             05           08/01/93          0
    3044612                              O            07/01/23
    0


    1339160          076/076             F          414,700.00         ZZ
                                         360        300,157.26          1
                                       7.750          2,970.97         76
                                       7.125          2,970.97
    LITTLE ROCK      AR   72212          2            06/03/93         00
    13013682                             05           08/01/93          0
    3013682                              O            07/01/23
    0


    1339427          247/M32             F          587,050.00         ZZ
                                         360        488,759.13          1
                                       7.500          4,104.74         68
                                       7.250          4,104.74
    HOUSTON          TX   77024          2            06/30/93         00
    302733878                            05           08/01/93          0
    6580961                              O            07/01/23
    0


    1339721          028/M32             F          252,000.00         ZZ
                                         360        216,316.08          1
                                       7.500          1,762.02         76
                                       7.125          1,762.02
    OXNARD           CA   93030          2            08/04/93         00
    001140896                            05           10/01/93          0
    086766                               O            09/01/23
    0


    1339835          247/M32             F          336,000.00         ZZ
                                         360        288,173.95          1
                                       7.625          2,378.19         72
                                       7.375          2,378.19
    LADUE            MO   63124          2            06/11/93         00
    302734264                            05           08/01/93          0
    6571886                              O            07/01/23
    0


1


    1340022          069/M32             F          365,500.00         ZZ
                                         360        307,278.61          1
                                       7.750          2,618.49         77
                                       7.500          2,618.49
    POWAY            CA   92064          2            06/14/93         00
    009714247                            05           08/01/93          0
    1127430                              O            07/01/23
    0


    1340174          696/M32             F          346,000.00         ZZ
                                         360        296,268.66          1
                                       7.500          2,419.28         90
                                       7.125          2,419.28
    FALLS CHURCH     VA   22042          2            07/14/93         04
    302731724                            03           09/01/93         17
    2193102                              O            08/01/23
    0


    1340221          013/M32             F          378,000.00         ZZ
                                         360        314,881.83          1
                                       7.875          2,740.76         80
                                       7.625          2,740.76
    FREMONT          CA   94539          2            07/01/93         00
    302731849                            05           09/01/93          0
    21008029                             O            08/01/23
    0


    1340659          445/M32             F          368,000.00         ZZ
                                         360        212,351.23          1
                                       7.375          2,541.68         80
                                       7.125          2,541.68
    MONTE SERENO     CA   95030          1            07/08/93         00
    302731971                            05           09/01/93          0
    20015884                             O            08/01/23
    0


    1340821          487/X14             F          348,750.00         ZZ
                                         360        289,146.48          1
                                       7.375          2,408.73         75
                                       7.125          2,408.73
    RYE BROOK        NY   10573          1            07/20/93         00
    8012841956                           05           09/01/93          0
    7000033387                           O            08/01/23
    0


    1340993          462/076             F          376,000.00         ZZ
                                         360        325,527.68          1
                                       7.875          2,726.27         80
                                       7.625          2,726.27
1


    ELK GROVE        CA   95758          4            08/09/93         00
    14894653                             03           10/01/93          0
    4058483                              O            09/01/23
    0


    1341865          575/M32             F          528,000.00         ZZ
                                         360        412,588.82          1
                                       8.000          3,874.28         80
                                       7.625          3,874.28
    CLARENCE         NY   14031          1            06/01/93         00
    302736210                            05           07/01/93          0
    456001921851537                      O            06/01/23
    0


    1342667          111/111             F          500,000.00         ZZ
                                         360        291,468.34          1
                                       7.375          3,453.38         74
                                       7.125          3,453.38
    HUNTINGTON BEAC  CA   92648          2            06/09/93         00
    5004716                              03           08/01/93          0
    5004716                              O            07/01/23
    0


    1343557          444/X14             F          402,000.00         ZZ
                                         360        343,367.71          1
                                       7.375          2,776.51         60
                                       7.125          2,776.51
    SARATOGA         CA   95070          5            07/12/93         00
    8008668470                           05           09/01/93          0
    6650162                              O            08/01/23
    0


    1343747          163/X14             F          355,000.00         ZZ
                                         360        300,964.37          1
                                       7.625          2,512.67         38
                                       7.375          2,512.67
    DURHAM           NC   27707          5            06/24/93         00
    8003119107                           05           08/01/93          0
    52583049                             O            07/01/23
    0


    1343862          246/181             F          444,300.00         ZZ
                                         360        378,256.81          1
                                       7.375          3,068.67         64
                                       7.125          3,068.67
    MITCHELLVILLE    MD   20721          2            08/10/93         00
    0000621506                           05           10/01/93          0
    84037                                O            09/01/23
    0
1




    1344613          069/M32             F          590,000.00         ZZ
                                         360        504,728.66          1
                                       7.375          4,074.99         50
                                       7.125          4,074.99
    PALOS VERDES ES  CA   92074          2            07/30/93         00
    009713132                            05           10/01/93          0
    1901677                              O            09/01/23
    0


    1345306          550/550             F          620,000.00         ZZ
                                         360        530,515.21          1
                                       7.375          4,282.19         60
                                       7.125          4,282.19
    BELVEDERE        CA   94920          2            08/17/93         00
    120138586000000                      05           10/01/93          0
    120138586                            O            09/01/23
    0


    1345466          247/M32             F          332,100.00         ZZ
                                         360        284,387.02          1
                                       7.500          2,322.09         90
                                       7.125          2,322.09
    HOUSTON          TX   77094          2            07/09/93         04
    302739966                            03           09/01/93         20
    6587249                              O            08/01/23
    0


    1345522          696/M32             F          650,000.00         ZZ
                                         360        516,180.10          1
                                       7.500          4,544.89         73
                                       7.250          4,544.89
    POTOMAC          MD   20854          2            08/19/93         00
    302739347                            03           10/01/93          0
    3082105                              O            09/01/23
    0


    1345790          562/562             F          435,000.00         ZZ
                                         360        371,607.05          1
                                       7.375          3,004.44         70
                                       7.125          3,004.44
    SCARSDALE        NY   10583          2            08/13/93         00
    294184420000000                      05           10/01/93          0
    418442                               O            09/01/23
    0


    1346068          562/562             F          111,250.00         ZZ
                                         360         95,196.36          1
1


                                       7.375            768.38         58
                                       7.125            768.38
    BRONX            NY   10461          2            09/01/93         00
    294182028000000                      05           10/01/93          0
    418202                               O            09/01/23
    0


    1347975          076/076             F          272,500.00         ZZ
                                         360        235,493.57          1
                                       7.875          1,975.82         46
                                       7.125          1,975.82
    NEEDHAM          MA   02192          2            06/30/93         00
    13010342                             05           09/01/93          0
    3010342                              O            08/01/23
    0


    1347977          076/076             F          326,250.00         ZZ
                                         360        209,843.89          1
                                       7.875          2,365.54         75
                                       7.125          2,365.54
    LILLINGTON       NC   27546          5            06/23/93         00
    13035322                             05           08/01/93          0
    3035322                              O            07/01/23
    0


    1347978          076/076             F          287,200.00         ZZ
                                         360        247,629.07          1
                                       7.875          2,082.40         80
                                       7.125          2,082.40
    EDGEWATER        MD   21037          2            06/23/93         00
    13037082                             03           08/01/93          0
    3037082                              O            07/01/23
    0


    1347984          076/076             F          257,000.00         ZZ
                                         360         98,748.48          1
                                       7.875          1,863.43         77
                                       7.125          1,863.43
    CHEVY CHASE      MD   20815          2            06/21/93         00
    11375335                             05           08/01/93          0
    3057412                              O            07/01/23
    0


    1348090          076/076             F          254,800.00         ZZ
                                         360        219,575.40          1
                                       7.750          1,825.42         83
                                       7.125          1,825.42
    SILVER SPRING    MD   20906          2            07/21/93         04
    13191142                             05           09/01/93         12
1


    3191142                              O            08/01/23
    0


    1348136          076/076             F          269,000.00         ZZ
                                         360        177,812.93          1
                                       7.875          1,950.44         68
                                       7.125          1,950.44
    GUILFORD         CT   06437          2            07/06/93         00
    16790541                             05           09/01/93          0
    6790541                              O            08/01/23
    0


    1348714          052/670             F          800,000.00         ZZ
                                         360        684,770.35          1
                                       7.375          5,525.41         64
                                       7.125          5,525.41
    CALABASAS        CA   91302          2            08/03/93         00
    3120000193                           03           10/01/93          0
    0000254983                           O            09/01/23
    0


    1348768          052/670             F          650,000.00         ZZ
                                         360        556,316.59          1
                                       7.375          4,489.39         79
                                       7.125          4,489.39
    RANCHO SANTA FE  CA   92067          1            08/18/93         00
    3120146643                           05           10/01/93          0
    0000260517                           O            09/01/23
    0


    1348874          635/447             F           80,000.00         ZZ
                                         360         69,327.05          1
                                       8.000            587.02         48
                                       7.125            587.02
    DUMONT           NJ   07628          2            07/16/93         00
    4075198                              05           09/01/93          0
    3166857                              O            08/01/23
    0


    1349174          334/M32             F          350,000.00         ZZ
                                         360        300,143.69          1
                                       7.500          2,447.26         59
                                       7.125          2,447.26
    PARADISE VALLEY  AZ   85253          5            08/17/93         00
    001303189                            05           10/01/93          0
    858812                               O            09/01/23
    0


1


    1349344          334/M32             F          880,000.00         ZZ
                                         360        753,165.82          1
                                       7.375          6,077.95         36
                                       7.125          6,077.95
    SANTA MONICA     CA   90402          2            08/24/93         00
    009963448                            05           10/01/93          0
    996344                               O            09/01/23
    0


    1351484          077/377             F          497,000.00         ZZ
                                         360        425,182.88          1
                                       7.375          3,432.66         78
                                       7.125          3,432.66
    LOUISVILLE       KY   40207          2            08/31/93         00
    6391338                              05           11/01/93          0
    327425                               O            10/01/23
    0


    1351818          686/686             F           93,600.00         ZZ
                                         360         79,318.87          1
                                       7.500            654.47         65
                                       7.250            654.47
    PLANT CITY       FL   33566          5            09/08/93         00
    0815570221                           05           11/01/93          0
    030815570221                         O            10/01/23
    0


    1384157          052/670             F          217,000.00         ZZ
                                         360        190,192.47          2
                                       7.875          1,573.41         70
                                       7.625          1,573.41
    CITY OF NEW YOR  NY   10466          2            03/14/94         00
    3120640413                           05           05/01/94          0
    276209                               O            04/01/24
    0


    1384232          246/181             F          231,000.00         ZZ
                                         360        206,889.71          1
                                       8.750          1,817.28         59
                                       8.500          1,817.28
    BOWIE            MD   20720          2            06/07/94         00
    0000622298                           03           08/01/94          0
    87600                                O            07/01/24
    0


    1385641          070/070             F          350,000.00         ZZ
                                         360        311,911.26          1
                                       8.500          2,691.20         68
                                       8.250          2,691.20
1


    ATLANTA          GA   30319          1            06/09/94         00
    009420886                            05           08/01/94          0
    9420886                              O            07/01/24
    0


    1385764          560/560             F          275,900.00         ZZ
                                         360        231,492.96          1
                                       7.875          2,000.47         80
                                       7.750          2,000.47
    CHULA VISTA      CA   91915          1            05/13/94         00
    221466162                            05           07/01/94          0
    221466162                            O            06/01/24
    0


    1386615          375/181             F          434,400.00         ZZ
                                         360        349,022.09          1
                                       7.500          3,037.39         80
                                       7.250          3,037.39
    SAN ANTONIO      TX   78258          2            05/10/94         00
    0001091976                           05           07/01/94          0
    357203                               O            06/01/24
    0


    1386923          074/074             F          101,250.00         ZZ
                                         360         90,737.74          1
                                       8.875            805.60         75
                                       8.125            805.60
    NEW YORK CITY    NY   10128          1            05/20/94         00
    0060019040                           10           07/01/94          0
    60019040                             O            06/01/24
    0


    1386947          560/560             F          977,829.32         ZZ
                                         327        767,998.96          1
                                       8.000          7,356.48         69
                                       7.830          7,356.48
    SO BARRINGTON    IL   60010          5            07/19/93         00
    217536291                            05           10/01/93          0
    217536291                            O            12/01/20
    0


    1387625          560/560             F          244,600.00         ZZ
                                         360        212,710.27          1
                                       7.375          1,689.39         80
                                       7.205          1,689.39
    FLOSSMOOR        IL   60422          4            05/27/94         00
    221470719                            05           07/01/94          0
    221470719                            O            06/01/24
    0
1




    1387702          560/560             F          269,000.00         ZZ
                                         360        239,008.06          1
                                       8.250          2,020.91         90
                                       8.080          2,020.91
    WYNNEWOOD        PA   19096          1            07/14/94         04
    221510753                            05           09/01/94         17
    221510753                            O            08/01/24
    0


    1400180          299/M32             F          382,500.00         ZZ
                                         360        337,987.73          1
                                       8.250          2,873.60         90
                                       8.000          2,873.60
    GWYNEDD VALLEY   PA   19437          1            10/21/94         04
    009720525                            05           12/01/94         17
    013744                               O            11/01/24
    0


    1417916          898/M32             F          375,000.00         ZZ
                                         360        339,774.73          1
                                       8.500          2,883.43         72
                                       8.250          2,883.43
    FRANKLIN         MI   48025          4            05/05/95         00
    009725623                            05           07/01/95          0
    4533623                              O            06/01/25
    0


    1420411          670/670             F          425,000.00         ZZ
                                         360         15,985.19          1
                                       8.095          3,146.70         78
                                       7.845          3,146.70
    PALO ALTO        CA   94306          1            05/18/95         00
    3029400600                           05           07/01/95          0
    2940060                              O            06/01/25
    0


    1420732          686/686             F           25,000.00         ZZ
                                         360          4,907.55          1
                                       8.550            193.12         27
                                       8.300            193.12
    PORT ORANGE      FL   32127          1            05/31/95         00
    0816454847                           03           07/01/95          0
    30816454847                          O            06/01/25
    0


    1423921          439/686             F          375,000.00         ZZ
                                         360        284,486.99          1
1


                                       7.550          2,634.91         78
                                       7.425          2,634.91
    MELVILLE         NY   11747          1            06/21/95         00
    7017709838                           05           08/01/95          0
    1770983                              O            07/01/25
    0


    1424737          313/M32             F          420,000.00         ZZ
                                         360        367,027.66          1
                                       8.625          3,266.72         70
                                       8.375          3,266.72
    MACON            GA   31210          4            06/21/95         00
    009729971                            05           08/01/95          0
    5864483                              O            07/01/25
    0


    1425175          670/670             F          252,000.00         ZZ
                                         300        212,505.01          1
                                       8.250          1,986.90         80
                                       8.000          1,986.90
    NEW YORK         NY   10280          1            04/06/95         00
    3087828229                           06           06/01/95          0
    8782822                              O            05/01/20
    0


    1425398          608/M32             F          336,000.00         ZZ
                                         360        299,626.58          1
                                       7.500          2,349.36         80
                                       7.250          2,349.36
    DEVON            PA   19333          1            06/26/95         00
    009729690                            05           08/01/95          0
    50011345                             O            07/01/25
    0


    1429741          686/686             F           35,000.00         ZZ
                                         360         31,257.73          1
                                       8.050            258.04         42
                                       7.800            258.04
    BRONX            NY   10473          1            06/20/95         00
    0816476451                           01           08/01/95          0
    30816476451                          O            07/01/25
    0


    1429761          686/686             F           96,500.00         ZZ
                                         360         86,227.95          1
                                       7.725            689.68         66
                                       7.475            689.68
    EVESHAM TWP      NJ   08053          1            06/30/95         00
    0816060545                           05           08/01/95          0
1


    30816060545                          O            07/01/25
    0


    1433544          074/M32             F          227,200.00         ZZ
                                         360        205,999.22          1
                                       8.625          1,767.14         95
                                       8.375          1,767.14
    PEEKSKILL        NY   10566          1            06/27/95         04
    009735507                            05           08/01/95         30
    1103036064                           O            07/01/25
    0


    1433974          070/070             F          180,000.00         ZZ
                                         360        162,865.68          1
                                       8.500          1,384.04         67
                                       8.250          1,384.04
    RICHBORO         PA   18954          2            04/26/95         00
    003917850                            05           07/01/95          0
    3917850                              O            06/01/25
    0


    1434093          070/070             F          521,250.00         ZZ
                                         360        463,821.00          1
                                       7.500          3,644.66         75
                                       7.250          3,644.66
    NORTH OAKS       MN   55127          5            06/16/95         00
    004358905                            03           08/01/95          0
    4358905                              O            07/01/25
    0


    1434414          267/943             F          555,000.00         ZZ
                                         360        308,692.53          1
                                       7.875          4,024.14         75
                                       7.625          4,024.14
    CLAREMONT        CA   91711          1            06/30/95         00
    541732608                            05           09/01/95          0
    7326083                              O            08/01/25
    0


    1434415          267/943             F          335,000.00         ZZ
                                         360        301,219.36          1
                                       7.875          2,428.99         75
                                       7.625          2,428.99
    WOODLAND HILLS   CA   91364          1            07/05/95         00
    541435838                            05           09/01/95          0
    4358382                              O            08/01/25
    0


1


    1435176          670/670             F          342,700.00         ZZ
                                         360        291,966.55          1
                                       7.630          2,426.79         80
                                       7.380          2,426.79
    CHADDS FORD      PA   19317          1            07/21/95         00
    3113779413                           03           09/01/95          0
    11377941                             O            08/01/25
    0


    1436282          405/943             F          254,050.00         ZZ
                                         360        229,045.65          1
                                       8.125          1,886.32         95
                                       7.875          1,886.32
    UPPER MARLBORO   MD   20772          1            06/30/95         04
    577368596                            03           08/01/95         30
    3685963                              O            07/01/25
    0


    1438374          635/K61             F          210,000.00         ZZ
                                         360        192,345.71          1
                                       8.875          1,670.85         70
                                       8.375          1,670.85
    AKRON            OH   44313          5            09/07/95         00
    0800020265                           05           11/01/95          0
    695342                               O            10/01/25
    0


    1492031          F45/X14             F          128,409.29         ZZ
                                         323         19,102.47          1
                                       7.875            959.45         77
                                       7.625            959.45
    GLEN GARDNER     NJ   08826          2            12/20/92         00
    8012838556                           05           04/01/96          0
    152462                               O            02/01/23
    0


    1492053          F45/X14             F          462,000.00         ZZ
                                         360        208,457.59          1
                                       7.625          3,270.01         70
                                       7.375          3,270.01
    EAST HAMPTON     NY   11937          1            10/06/93         00
    8012843671                           05           12/01/93          0
    174417                               O            11/01/23
    0


    1492089          F45/X14             F          220,000.00         ZZ
                                         360        190,710.30          1
                                       7.375          1,519.49         45
                                       7.125          1,519.49
1


    NEW YORK         NY   10021          1            04/18/94         00
    8012863760                           13           06/01/94          0
    367342                               O            05/01/24
    0


    1492149          F45/X14             F          425,000.00         ZZ
                                         360        346,028.70          1
                                       8.250          3,192.88         79
                                       8.000          3,192.88
    WOODBURY         NY   11797          1            08/17/94         00
    8012865393                           05           10/01/94          0
    380436                               O            09/01/24
    0


    1492171          F45/X14             F          300,000.00         ZZ
                                         360        233,992.12          1
                                       7.750          2,149.24         75
                                       7.500          2,149.24
    WYCKOFF          NJ   07481          2            01/21/94         00
    8012866193                           05           03/01/94          0
    390732                               O            02/01/24
    0


    1492247          F45/X14             F          412,000.00         ZZ
                                         360        328,684.41          1
                                       7.500          2,880.76         73
                                       7.250          2,880.76
    WOODCLIFF LAKE   NJ   07675          1            02/22/94         00
    8012869437                           05           04/01/94          0
    437996                               O            03/01/24
    0


    1492505          F45/X14             F           45,000.00         ZZ
                                         360         40,565.81          1
                                       8.125            334.12         75
                                       7.875            334.12
    NEW YORK         NY   10021          1            06/23/95         00
    8012890508                           10           08/01/95          0
    658898                               O            07/01/25
    0


    1492507          F45/X14             F          275,000.00         ZZ
                                         360        245,427.32          1
                                       7.750          1,970.13         79
                                       7.500          1,970.13
    GLEN HEAD        NY   11545          1            06/23/95         00
    8012890557                           05           08/01/95          0
    659151                               O            07/01/25
    0
1




    1492616          F45/X14             F           50,000.00         ZZ
                                         360         45,428.70          1
                                       8.500            384.46         62
                                       8.250            384.46
    NEW YORK         NY   10014          1            07/24/95         00
    8012895077                           10           09/01/95          0
    686881                               O            08/01/25
    0


    1492661          F45/X14             F           60,000.00         ZZ
                                         360         49,935.09          1
                                       7.750            429.85         28
                                       7.500            429.85
    NEW YORK         NY   10017          1            08/02/95         00
    8012896505                           12           10/01/95          0
    691485                               O            09/01/25
    0


    1492669          F45/X14             F          460,000.00         ZZ
                                         360        402,968.63          1
                                       7.875          3,335.32         80
                                       7.625          3,335.32
    RYE              NY   10580          1            08/04/95         00
    8012896604                           05           10/01/95          0
    691931                               O            09/01/25
    0


    1492674          F45/X14             F          124,000.00         ZZ
                                         360        110,635.67          1
                                       7.375            856.44         40
                                       7.125            856.44
    NEW YORK         NY   10022          1            08/07/95         00
    8012896711                           11           10/01/95          0
    692343                               O            09/01/25
    0


    1492696          F45/X14             F          266,000.00         ZZ
                                         360        237,541.96          1
                                       7.750          1,905.66         80
                                       7.500          1,905.66
    JERICHO          NY   11753          1            08/14/95         00
    8012897230                           05           10/01/95          0
    694380                               O            09/01/25
    0


    1492750          F45/X14             F           58,500.00         ZZ
                                         360         53,000.50          1
1


                                       8.500            449.81         72
                                       8.250            449.81
    NEW YORK         NY   10021          1            08/21/95         00
    8012898279                           11           10/01/95          0
    698282                               O            09/01/25
    0


    1492811          F45/X14             F           39,600.00         ZZ
                                         360         35,191.99          1
                                       7.750            283.70         80
                                       7.500            283.70
    BELLEROSE        NY   11426          1            08/31/95         00
    8012899665                           11           10/01/95          0
    703058                               O            09/01/25
    0


    1492885          F45/X14             F          233,000.00         ZZ
                                         360        208,671.14          1
                                       7.500          1,629.17         69
                                       7.250          1,629.17
    MILLSTONE        NJ   08535          1            09/22/95         00
    8012901958                           05           11/01/95          0
    711333                               O            10/01/25
    0


    1492906          F45/X14             F          235,000.00         ZZ
                                         360        210,362.36          1
                                       7.375          1,623.09         75
                                       7.125          1,623.09
    BAYSIDE          NY   11364          1            10/10/95         00
    8012903079                           05           12/01/95          0
    716142                               O            11/01/25
    0


    1492925          F45/X14             F          580,000.00         ZZ
                                         360        522,710.45          1
                                       7.750          4,155.19         27
                                       7.500          4,155.19
    NEW CANAAN       CT   06840          2            10/11/95         00
    8012903681                           05           12/01/95          0
    718510                               O            11/01/25
    0


    1492987          F45/X14             F          350,000.00         ZZ
                                         360        243,873.05          1
                                       7.375          2,417.36         72
                                       7.125          2,417.36
    BEDMINSTER       NJ   07921          2            11/15/95         00
    8012907021                           03           01/01/96          0
1


    731422                               O            12/01/25
    0


    1492989          F45/X14             F          120,000.00         ZZ
                                         360        109,410.82          1
                                       8.375            912.09         68
                                       8.125            912.09
    NEW YORK         NY   10023          1            11/16/95         00
    8012907096                           11           01/01/96          0
    731679                               O            12/01/25
    0


    1493005          F45/X14             F          100,000.00         ZZ
                                         360         80,429.61          1
                                       8.125            742.50         77
                                       7.875            742.50
    NEW YORK         NY   10017          1            11/21/95         00
    8012907534                           11           01/01/96          0
    733394                               O            12/01/25
    0


    1493103          F45/X14             F          388,000.00         ZZ
                                         360        347,138.26          1
                                       7.750          2,779.68         78
                                       7.500          2,779.68
    NEW YORK         NY   10013          1            01/02/96         00
    8012911643                           13           03/01/96          0
    747394                               O            02/01/26
    0


    1493229          F45/X14             F          370,000.00         ZZ
                                         360        328,458.75          1
                                       7.500          2,587.09         71
                                       7.250          2,587.09
    YORKTOWN HEIGHT  NY   10598          1            01/31/96         00
    8012914712                           05           03/01/96          0
    755744                               O            02/01/26
    0


    1493301          F45/X14             F          141,750.00         ZZ
                                         360        127,960.81          1
                                       7.500            991.14         90
                                       7.250            991.14
    MELVILLE         NY   11747          1            02/13/96         10
    8012915842                           05           04/01/96         25
    758540                               O            03/01/26
    0


1


    1493368          F45/X14             F          450,000.00         ZZ
                                         360        409,344.18          1
                                       7.875          3,262.81         68
                                       7.625          3,262.81
    CHESTER          NJ   07930          5            02/27/96         00
    8012917335                           05           05/01/96          0
    764100                               O            04/01/26
    0


    1493471          F45/X14             F          224,000.00         ZZ
                                         360        144,215.50          1
                                       8.250          1,682.84         80
                                       8.000          1,682.84
    NEW YORK         NY   10011          1            03/15/96         00
    8012919646                           12           05/01/96          0
    768739                               O            04/01/26
    0


    1540613          074/074             F          600,000.00         ZZ
                                         360        518,147.74          1
                                       7.625          4,246.77         67
                                       7.375          4,246.77
    READING          PA   19610          1            10/30/96         00
    1690330210                           05           12/01/96          0
    1581075370                           O            11/01/26
    0


    1542949          A69/K61             F           92,000.00         ZZ
                                         360         85,788.95          1
                                       8.750            723.77         80
                                       8.250            723.77
    MAPLEWOOD        NJ   07040          2            01/10/97         00
    0800016230                           05           03/01/97          0
    1542949                              O            02/01/27
    0


    1549660          638/196             F          296,900.00         ZZ
                                         360        272,899.65          1
                                       7.750          2,127.03         75
                                       7.500          2,127.03
    THOUSAND OAKS    CA   91362          1            12/26/96         00
    1171986                              05           02/01/97          0
    08582649                             O            01/01/27
    0


    1561660          455/K61             F           46,200.00         ZZ
                                         360         43,198.44          1
                                       8.875            367.59         70
                                       8.375            367.59
1


    MARIETTA         GA   30067          5            02/27/97         00
    0800061186                           05           04/01/97          0
    55737                                N            03/01/27
    0


    1561665          455/K61             F           61,950.00         ZZ
                                         360         57,924.50          1
                                       8.875            492.91         70
                                       8.375            492.91
    KENNESAW         GA   30144          5            02/27/97         00
    0800061194                           05           04/01/97          0
    55738                                N            03/01/27
    0


    1561672          455/K61             F           49,000.00         ZZ
                                         360         45,816.28          1
                                       8.875            389.87         70
                                       8.375            389.87
    MARIETTA         GA   30067          5            02/27/97         00
    0800061202                           05           04/01/97          0
    55736                                N            03/01/27
    0


    1561676          455/K61             F           53,900.00         ZZ
                                         360         50,397.52          1
                                       8.875            428.86         70
                                       8.375            428.86
    MARIETTA         GA   30062          5            02/27/97         00
    0800061210                           05           04/01/97          0
    55739                                N            03/01/27
    0


    1568116          429/S48             F          113,000.00         ZZ
                                         360         99,407.77          1
                                       7.500            775.91         70
                                       7.250            775.91
    STATEN ISLAND    NY   10306          1            10/20/95         00
    4221218342                           09           12/01/95          0
    2128342                              O            11/01/25
    0


    1571821          637/K61             F           70,000.00         ZZ
                                         360         65,689.39          1
                                       9.000            563.24         64
                                       8.500            563.24
    PACOIMA AREA     CA   91331          2            04/22/97         00
    0800070575                           05           06/01/97          0
    9624784                              O            05/01/27
    0
1




    1575115          147/K61             F          141,000.00         ZZ
                                         360        131,738.58          1
                                       8.750          1,109.25         56
                                       8.250          1,109.25
    DALY CITY        CA   94015          5            03/07/97         00
    0800075640                           05           05/01/97          0
    548726                               O            04/01/27
    0


    1575146          147/K61             F          112,500.00         ZZ
                                         360        105,082.59          1
                                       8.710            881.83         75
                                       8.210            881.83
    VALINDA          CA   91744          2            02/28/97         00
    0800075848                           05           05/01/97          0
    549166                               O            04/01/27
    0


    1575147          147/K61             F           60,000.00         ZZ
                                         360         56,156.00          1
                                       9.000            482.78         50
                                       8.500            482.78
    LOS ANGELES      CA   90003          1            03/10/97         00
    0800075855                           05           05/01/97          0
    549191                               N            04/01/27
    0


    1575169          147/K61             F          105,300.00         ZZ
                                         360         91,131.57          1
                                       8.990            846.51         63
                                       8.490            846.51
    BEAVERTON        OR   97008          1            03/19/97         00
    0800076002                           05           05/01/97          0
    549906                               N            04/01/27
    0


    1593981          685/H62             F          115,000.00         ZZ
                                         360        103,692.49          4
                                       7.750            823.87         58
                                       7.250            823.87
    BELLFLOWER       CA   90706          5            04/21/97         00
    0007219603                           05           06/01/97          0
    800099                               O            05/01/27
    0


    1596273          907/H62             F           59,200.00         ZZ
                                         360         54,744.79          1
1


                                       8.250            444.75         80
                                       7.750            444.75
    MIAMI            FL   33143          1            07/16/97         00
    0007261225                           01           09/01/97          0
    211810                               O            08/01/27
    0


    1597769          074/G02             F           56,905.94         ZZ
                                         360         53,668.85          1
                                       7.500            397.89         21
                                       7.250            397.89
    CALABASAS        CA   91364          1            08/30/99         00
    0430328328                           05           10/01/99          0
    1506256574                           O            09/01/29
    0


    1616551          766/H62             F           70,000.00         ZZ
                                         360         65,214.87          1
                                       8.000            513.64         76
                                       7.500            513.64
    MIAMI            FL   33175          5            08/04/97         00
    0007263452                           03           10/01/97          0
    970Z0513                             O            09/01/27
    0


    1627911          757/B84             F          250,000.00         ZZ
                                         353        223,077.50          1
                                       8.000          1,834.42         61
                                       7.750          1,834.42
    SAVANNAH         GA   31411          2            08/21/97         00
    0007805138                           03           10/01/97          0
    2877918                              O            02/01/27
    0


    1637410          074/G02             F          331,800.00         ZZ
                                         360        310,412.10          1
                                       8.375          2,521.92         73
                                       8.125          2,521.92
    SANTA ANA (AREA  CA   92705          2            08/12/97         00
    0430452532                           05           10/01/97          0
    1506324754                           O            09/01/27
    0


    1637532          074/196             F          123,750.00         ZZ
                                         360        114,889.88          1
                                       7.625            875.89         75
                                       7.375            875.89
    ACWORTH          GA   30101          1            09/03/97         00
    1173728                              05           11/01/97          0
1


    1511172167                           O            10/01/27
    0


    1650142          560/560             F          225,000.00         ZZ
                                         360        209,786.81          1
                                       8.000          1,650.98         90
                                       7.750          1,650.98
    DETROIT          MI   48202          1            09/04/97         04
    450837695                            05           11/01/97         25
    450837695                            O            10/01/27
    0


    1652338          F02/181             F          312,000.00         ZZ
                                         360        291,803.21          1
                                       8.125          2,316.59         80
                                       7.875          2,316.59
    LIVONIA          MI   48152          1            10/24/97         00
    0007003943                           05           12/01/97          0
    601641625                            O            11/01/27
    0


    1668515          144/144             F          500,000.00         ZZ
                                         360        433,493.94          1
                                       7.375          3,453.38         67
                                       7.125          3,453.38
    POUND RIDGE      NY   10576          5            10/05/94         00
    160532168000000                      05           12/01/94          0
    160532168                            O            11/01/24
    0


    1678266          074/196             F          261,900.00         ZZ
                                         360        243,022.41          1
                                       7.500          1,831.24         89
                                       7.250          1,831.24
    ELLICOTT CITY    MD   21043          2            12/15/97         12
    1176285                              05           02/01/98         25
    1721174683                           O            01/01/28
    0


    1699995          560/560             F          248,650.00         ZZ
                                         360        231,937.83          1
                                       7.625          1,759.93         88
                                       7.375          1,759.93
    WHITE LAKE       MI   48386          2            01/30/98         21
    490482205                            01           03/01/98         25
    490482205                            O            02/01/28
    0


1


    1708862          891/G02             F          126,000.00         ZZ
                                         356        118,080.46          1
                                       7.625            894.44         70
                                       7.375            894.44
    KING MOUNTAIN    NC   28826          4            07/21/98         00
    0430984039                           05           09/01/98          0
    98005255                             O            04/01/28
    0


    1718838          183/943             F           77,179.85         ZZ
                                         311         65,894.69          1
                                       8.500            615.24         23
                                       8.125            615.24
    LOMA MAR         CA   94021          1            11/03/97         00
    118058243                            05           02/01/98          0
    118058243                            O            12/01/23
    0


    1768112          074/G02             F          440,000.00         T
                                         360        411,663.44          1
                                       7.750          3,152.21         80
                                       7.500          3,152.21
    PHILADELPHIA     PA   19103          1            05/28/98         00
    0430944157                           06           07/01/98          0
    1587132771                           O            06/01/28
    0


    1771870          253/253             F          208,500.00         ZZ
                                         360        125,205.15          1
                                       7.625          1,475.75         76
                                       7.375            945.21
    BOULDER          CO   80301          1            06/30/98         00
    915671                               03           08/01/98          0
    915671                               O            07/01/28
    0


    1777774          E26/G02             F          204,600.00         ZZ
                                         360        192,691.68          1
                                       7.875          1,483.50         93
                                       7.625          1,483.50
    KATY             TX   77450          1            07/17/98         11
    0430919027                           05           09/01/98         30
    32800460                             O            08/01/28
    0


    1780640          664/G02             F          400,000.00         ZZ
                                         360        375,240.78          1
                                       7.500          2,796.86         71
                                       7.250          2,796.86
1


    MONROVIA         CA   91016          5            07/06/98         00
    0430965970                           05           09/01/98          0
    2426448                              O            08/01/28
    0


    1783054          F28/G02             F          240,000.00         ZZ
                                         360        216,882.50          1
                                       7.750          1,719.39         80
                                       7.500          1,719.39
    CINCINNATI       OH   45246          1            08/28/97         00
    0430948018                           05           10/01/97          0
    3361377                              O            09/01/27
    0


    1787907          225/447             F          359,100.00         ZZ
                                         360        328,019.44          1
                                       7.375          2,480.21         90
                                       7.125          2,480.21
    CHARLOTTE        NC   28209          1            06/12/98         12
    3970596                              09           08/01/98         25
    8909838                              O            07/01/28
    0


    1788769          J95/J95             F          400,000.00         ZZ
                                         360        374,488.26          1
                                       7.500          2,796.86         63
                                       7.250          2,796.86
    ARLINGTON        VA   22207          5            05/14/98         00
    0007967656                           05           07/01/98          0
    0007967656                           O            06/01/28
    0


    1789432          B91/G01             F          649,950.00         ZZ
                                         360        609,843.17          1
                                       7.375          4,489.05         38
                                       7.125          4,489.05
    LAGUNA NIGUEL    CA   92677          2            08/06/98         00
    0430993204                           03           10/01/98          0
    1000011738                           O            09/01/28
    0


    1790073          F28/G02             F          425,000.00         ZZ
                                         360        396,068.75          1
                                       7.375          2,935.37         58
                                       7.125          2,935.37
    SHARON           MA   02067          2            07/17/98         00
    0430982595                           05           09/01/98          0
    3886294                              O            08/01/28
    0
1




    1790769          700/G01             F          520,000.00         ZZ
                                         360        486,853.53          1
                                       7.375          3,591.51         80
                                       7.125          3,591.51
    SCOTTS VALLEY    CA   95066          1            07/27/98         00
    0431072164                           05           09/01/98          0
    554436845                            O            08/01/28
    0


    1792639          168/168             F          368,000.00         ZZ
                                         360        335,120.85          1
                                       7.375          2,541.68         80
                                       7.125          2,541.68
    NORTHPORT        NY   11768          1            06/25/98         00
    2384123                              05           08/01/98          0
    239841239                            O            07/01/28
    0


    1793239          E22/G01             F          112,500.00         ZZ
                                         360        103,988.55          1
                                       7.500            786.62         90
                                       7.250            786.62
    BELMONT          NC   28012          2            08/11/98         04
    0411005770                           05           10/01/98         25
    411005770                            O            09/01/28
    0


    1798312          E22/G01             F           97,375.00         ZZ
                                         360         91,256.86          1
                                       7.375            672.54         95
                                       7.125            672.54
    GREENVILLE       SC   29615          1            08/28/98         10
    0411018963                           05           10/01/98         30
    411018963                            O            09/01/28
    0


    1798341          E22/G01             F          120,000.00         ZZ
                                         360        112,708.80          1
                                       7.750            859.69         55
                                       7.500            859.69
    DOBBS FERRY      NY   10522          1            08/31/98         00
    0411012008                           05           10/01/98          0
    411012008                            O            09/01/28
    0


    1799262          514/G01             F          145,600.00         ZZ
                                         360        136,281.07          1
1


                                       7.500          1,018.06         80
                                       7.250          1,018.06
    JUSTIN           TX   76247          2            08/14/98         00
    0431013630                           05           10/01/98          0
    371588                               O            09/01/28
    0


    1799537          637/G01             F          515,000.00         ZZ
                                         360        485,037.45          1
                                       7.500          3,600.95         80
                                       7.250          3,600.95
    BRIARCLIFF MANO  NY   10510          2            09/29/98         00
    0431099530                           05           12/01/98          0
    00                                   O            11/01/28
    0


    1802490          976/076             F          412,500.00         ZZ
                                         360        387,958.16          1
                                       7.625          2,919.65         75
                                       7.375          2,919.65
    NASHVILLE        TN   37215          1            08/10/98         00
    14162070                             03           10/01/98          0
    5286685                              O            09/01/28
    0


    1804534          976/076             F          187,600.00         ZZ
                                         360        176,183.63          1
                                       7.500          1,311.73         75
                                       7.250          1,311.73
    WOODSTOCK        CT   06281          1            08/19/98         00
    14329779                             05           10/01/98          0
    5352571                              O            09/01/28
    0


    1804553          976/076             F           43,900.00         T
                                         360         40,745.43          1
                                       7.500            306.96         49
                                       7.250            306.96
    MCCALL           ID   83638          1            08/11/98         00
    14598527                             01           10/01/98          0
    5375526                              O            09/01/28
    0


    1805097          E26/G01             F          416,000.00         ZZ
                                         360        390,614.68          1
                                       7.875          3,016.29         80
                                       7.625          3,016.29
    GLENDORA         CA   91741          1            08/06/98         00
    0431030121                           05           10/01/98          0
1


    34800716                             O            09/01/28
    0


    1805334          E22/G01             F          359,900.00         ZZ
                                         360        337,835.52          1
                                       7.625          2,547.35         80
                                       7.375          2,547.35
    ST. CHARLES      IL   60174          1            09/04/98         00
    0411034259                           05           10/01/98          0
    411034259                            O            09/01/28
    0


    1805426          E22/G01             F          468,000.00         ZZ
                                         360        441,166.30          1
                                       7.750          3,352.81         80
                                       7.500          3,352.81
    WESTPORT         CT   06880          1            09/10/98         00
    0410996789                           05           11/01/98          0
    410996789                            O            10/01/28
    0


    1807583          E22/G01             F          340,000.00         ZZ
                                         360        315,751.96          1
                                       7.500          2,377.33         80
                                       7.250          2,377.33
    SACRAMENTO       CA   95819          1            08/27/98         00
    0411029184                           05           11/01/98          0
    411029184                            O            10/01/28
    0


    1807764          514/G01             F          413,150.00         ZZ
                                         360        387,657.16          1
                                       7.375          2,853.52         69
                                       7.125          2,853.52
    MILL VALLEY      CA   94941          2            08/13/98         00
    0431029479                           05           10/01/98          0
    685563                               O            09/01/28
    0


    1809071          593/447             F           29,350.00         ZZ
                                         360          7,758.32          1
                                       7.500            205.45        100
                                       7.250            205.45
    ALBUQUERQUE      NM   87123          1            03/28/78         11
    2884757                              05           05/01/78         22
    5489729                              O            04/01/08
    0


1


    1809073          593/447             F           35,550.00         ZZ
                                         360          2,603.21          1
                                       7.500            248.85         90
                                       7.250            248.85
    ALBUQUERQUE      NM   87110          1            05/16/78         11
    2884761                              05           07/01/78         17
    5489794                              O            06/01/08
    0


    1809188          920/G01             F          513,800.00         ZZ
                                         360        478,025.57          1
                                       7.375          3,548.69         75
                                       7.125          3,548.69
    LOS ALAMITOS     CA   90720          2            09/21/98         00
    0431038066                           05           11/01/98          0
    985181                               O            10/01/28
    0


    1809213          638/G01             F          393,000.00         ZZ
                                         360        326,264.91          1
                                       7.500          2,747.91         75
                                       7.250          2,747.91
    MILLBRAE         CA   94030          2            09/03/98         00
    0431034172                           05           11/01/98          0
    8786984                              O            10/01/28
    0


    1809247          976/076             F          170,000.00         ZZ
                                         360        159,553.24          1
                                       7.500          1,188.67         62
                                       7.250          1,188.67
    HOPEWELL         NJ   08525          1            08/25/98         00
    14154333                             03           10/01/98          0
    5266065                              O            09/01/28
    0


    1809261          976/076             F          540,000.00         ZZ
                                         360        507,985.32          1
                                       7.500          3,775.76         54
                                       7.250          3,775.76
    WASHINGTON       DC   20007          2            09/09/98         00
    14327913                             05           11/01/98          0
    5345823                              O            10/01/28
    0


    1809802          480/G01             F          341,000.00         ZZ
                                         360        319,638.17          1
                                       7.500          2,384.32         68
                                       7.250          2,384.32
1


    CALABASAS        CA   91302          2            06/11/98         00
    0431037415                           03           08/01/98          0
    3530631                              O            07/01/28
    0


    1810067          638/G01             F          520,000.00         ZZ
                                         360        448,007.13          1
                                       7.500          3,635.92         80
                                       7.250          3,635.92
    AUBURN           CA   95602          2            09/01/98         00
    0431035849                           05           11/01/98          0
    8781535                              O            10/01/28
    0


    1810788          964/G01             F          391,000.00         ZZ
                                         360        361,414.63          1
                                       7.375          2,700.54         80
                                       7.125          2,700.54
    CORTE MADERA     CA   94925          1            08/31/98         00
    0431036276                           03           11/01/98          0
    39519                                O            10/01/28
    0


    1811084          369/G01             F          239,450.00         ZZ
                                         360        225,294.02          1
                                       7.625          1,694.82         80
                                       7.375          1,694.82
    LAKELAND         FL   33803          4            08/11/98         00
    0431042605                           03           10/01/98          0
    0060929668                           O            09/01/28
    0


    1811222          637/G01             F           70,000.00         ZZ
                                         360         63,560.26          1
                                       7.500            489.45         44
                                       7.250            489.45
    VENICE           FL   34292          1            09/01/98         00
    0431044106                           05           11/01/98          0
    0012122214                           O            10/01/28
    0


    1811464          638/G61             F          473,620.00         ZZ
                                         312        422,205.36          1
                                       8.000          3,611.81         66
                                       7.750          3,611.81
    HONOLULU         HI   96825          4            11/04/97         00
    0000179663                           03           02/01/98          0
    7223581                              O            01/01/24
    0
1




    1815389          E22/G01             F          460,000.00         ZZ
                                         360        431,538.84          1
                                       7.375          3,177.11         74
                                       7.125          3,177.11
    ROLLING HILLS E  CA   90274          2            09/22/98         00
    0411003775                           05           11/01/98          0
    411003775                            O            10/01/28
    0


    1815984          025/025             F          426,700.00         ZZ
                                         351        398,681.65          1
                                       7.375          2,967.94         75
                                       7.125          2,967.94
    LUTZ             FL   33549          1            08/28/98         00
    0004466983                           05           10/01/98          0
    446698                               O            12/01/27
    0


    1817053          025/025             F          382,460.41         ZZ
                                         318        349,017.30          1
                                       7.375          2,741.16         67
                                       7.125          2,741.16
    DELRAY BEACH     FL   33483          2            06/15/98         00
    0004317855                           05           07/01/98          0
    431785                               O            12/01/24
    0


    1817110          025/025             F          350,000.00         ZZ
                                         337        324,687.83          1
                                       7.500          2,492.86         46
                                       7.250          2,492.86
    PONTE VEDRA BEA  FL   32082          2            07/27/98         00
    0007868730                           03           09/01/98          0
    786873                               O            09/01/26
    0


    1817478          822/G01             F          340,000.00         ZZ
                                         360        318,713.01          1
                                       7.500          2,377.33         78
                                       7.250          2,377.33
    DOWNINGTON       PA   19335          1            09/10/98         00
    0431065614                           03           11/01/98          0
    401                                  O            10/01/28
    0


    1817673          025/025             F          410,000.00         ZZ
                                         346        380,047.03          1
1


                                       7.375          2,863.52         67
                                       7.125          2,863.52
    TAMPA            FL   33613          2            05/01/98         00
    0008133399                           03           06/01/98          0
    813339                               O            03/01/27
    0


    1818052          819/819             F          460,463.08         ZZ
                                         328        420,196.65          1
                                       7.875          3,422.24         62
                                       7.625          3,422.24
    MECHANICSBURG    PA   17055          4            12/11/97         00
    1483213                              05           03/01/98          0
    1483213                              O            06/01/25
    0


    1819565          287/134             F          380,000.00         ZZ
                                         360        157,782.84          1
                                       7.500          2,657.02         75
                                       7.250          2,657.02
    LONGVIEW         TX   75604          2            03/04/94         00
    0020800843                           05           05/01/94          0
    175114180                            O            04/01/24
    0


    1820121          287/076             F          247,200.00         ZZ
                                         360        194,517.87          1
                                       7.375          1,691.30         60
                                       7.125          1,691.30
    LAGUNA BEACH     CA   92651          2            07/22/93         00
    17556416                             05           09/01/93          0
    175564160                            O            08/01/23
    0


    1820358          E22/G01             F          109,600.00         ZZ
                                         360        102,965.98          1
                                       7.500            766.34         80
                                       7.250            766.34
    LEWISVILLE       TX   75067          1            09/30/98         00
    0411076979                           05           11/01/98          0
    411076979                            O            10/01/28
    0


    1820494          B57/G01             F          500,000.00         ZZ
                                         360        470,902.80          1
                                       7.500          3,496.08         56
                                       7.250          3,496.08
    DANA POINT       CA   92629          5            10/06/98         00
    0431067594                           03           12/01/98          0
1


    9821231                              O            11/01/28
    0


    1821116          287/076             F          393,000.00         ZZ
                                         360        355,170.15          1
                                       8.000          2,883.70         43
                                       7.750          2,883.70
    MIDLAND          TX   79705          2            09/01/95         00
    17609996                             05           11/01/95          0
    176099968                            O            10/01/25
    0


    1822118          287/076             F          545,000.00         ZZ
                                         360        154,862.66          1
                                       8.500          4,190.58         63
                                       8.250          4,190.58
    PARK CITY        UT   84060          1            08/03/92         00
    17646786                             05           09/01/92          0
    176467868                            O            08/01/22
    0


    1822153          287/076             F          690,000.00         ZZ
                                         360        590,793.78          1
                                       7.625          4,830.59         79
                                       7.375          4,830.59
    CARMEL           CA   93921          1            11/08/93         00
    17649226                             05           01/01/94          0
    176492262                            O            12/01/23
    0


    1822179          287/134             F          228,600.00         ZZ
                                         312        204,070.52          1
                                       8.250          1,781.76         67
                                       8.000          1,781.76
    PHOENIX          AZ   85016          2            11/26/96         00
    0020802674                           06           02/01/97          0
    176514040                            O            01/01/23
    0


    1822682          287/134             F          455,000.00         ZZ
                                         342        375,294.62          1
                                       8.375          3,462.27         60
                                       8.125          3,462.27
    PARADISE VALLEY  AZ   85253          2            10/15/92         00
    0020802880                           05           11/01/92          0
    176635498                            O            04/01/21
    0


1


    1823511          B57/G01             F          428,000.00         ZZ
                                         360        398,873.50          1
                                       7.375          2,956.09         80
                                       7.125          2,956.09
    LOS ANGELES      CA   91401          1            10/09/98         00
    0431068121                           05           12/01/98          0
    9812583                              O            11/01/28
    0


    1823693          601/G01             F          368,800.00         ZZ
                                         360        346,593.97          1
                                       7.375          2,547.21         80
                                       7.125          2,547.21
    NEW PROVIDENCE   NJ   07974          1            10/02/98         00
    0431070580                           05           12/01/98          0
    12594842                             O            11/01/28
    0


    1823920          E22/G01             F          142,000.00         ZZ
                                         360        131,759.61          3
                                       7.500            992.88         75
                                       7.250            992.88
    BROOKLYN         NY   11207          2            10/01/98         00
    0411016181                           05           11/01/98          0
    411016181                            O            10/01/28
    0


    1824779          F28/G01             F          344,300.00         ZZ
                                         360        323,054.71          1
                                       7.375          2,378.00         66
                                       7.125          2,378.00
    TELLURIDE        CO   81435          5            08/10/98         00
    0431075274                           05           10/01/98          0
    4010858                              O            09/01/28
    0


    1825097          637/G01             F          595,000.00         ZZ
                                         360        559,630.02          1
                                       7.375          4,109.52         75
                                       7.125          4,109.52
    FREMONT          CA   94539          2            10/01/98         00
    0431080779                           05           12/01/98          0
    0013394861                           O            11/01/28
    0


    1827875          E22/G01             F          396,000.00         ZZ
                                         360        372,460.04          1
                                       7.375          2,735.07         80
                                       7.125          2,735.07
1


    MOORPARK         CA   93021          2            10/01/98         00
    0411050974                           03           12/01/98          0
    411050974                            O            11/01/28
    0


    1829549          964/G01             F          424,000.00         ZZ
                                         360        398,318.00          1
                                       7.375          2,928.46         52
                                       7.125          2,928.46
    TIBURON          CA   94920          5            09/14/98         00
    0431083906                           05           11/01/98          0
    40756                                O            10/01/28
    0


    1834333          470/G01             F          397,500.00         ZZ
                                         360        371,058.47          1
                                       7.500          2,779.38         75
                                       7.250          2,779.38
    LAKE OSWEGO      OR   97034          5            10/08/98         00
    0431095249                           05           12/01/98          0
    93100747                             O            11/01/28
    0


    1839614          070/070             F          346,100.00         ZZ
                                         360        206,833.20          1
                                       7.375          2,390.43         63
                                       7.125          2,390.43
    ATLANTA          GA   30305          2            08/26/98         00
    008100079                            05           10/01/98          0
    8100079                              O            09/01/28
    0


    1842896          J95/J95             F          375,200.00         ZZ
                                         360        352,895.67          1
                                       7.375          2,591.42         80
                                       7.125          2,591.42
    MARIETTA         GA   30068          1            10/19/98         00
    0010564086                           05           12/01/98          0
    0010564086                           O            11/01/28
    0


    1843766          E22/G01             F           87,600.00         ZZ
                                         360         82,599.79          1
                                       7.500            612.51         80
                                       7.250            612.51
    NASHVILLE        TN   37217          2            11/02/98         00
    0411069396                           05           01/01/99          0
    411069396                            O            12/01/28
    0
1




    1843857          E60/G01             F          500,000.00         ZZ
                                         360        472,140.67          1
                                       7.750          3,582.07         72
                                       7.500          3,582.07
    SANTA MARGARITA  CA   93453          2            10/24/98         00
    0431123025                           05           12/01/98          0
    511041                               O            11/01/28
    0


    1845559          976/076             F          256,000.00         ZZ
                                         360        241,145.34          1
                                       7.625          1,811.96         80
                                       7.375          1,811.96
    WEST BLOOMFIELD  MI   48324          2            09/25/98         00
    14714219                             05           11/01/98          0
    5399452                              O            10/01/28
    0


    1845603          976/076             F          507,000.00         ZZ
                                         360         81,682.13          1
                                       7.375          3,501.73         43
                                       7.125          3,501.73
    ORINDA           CA   94563          2            09/28/98         00
    14783147                             05           11/01/98          0
    5416685                              O            10/01/28
    0


    1846084          976/076             F          388,000.00         ZZ
                                         360        353,493.59          1
                                       7.500          2,712.96         70
                                       7.250          2,712.96
    SEATTLE          WA   98104          5            10/16/98         00
    14760758                             08           12/01/98          0
    5402472                              O            11/01/28
    0


    1846327          976/076             F          350,000.00         ZZ
                                         360        328,800.27          1
                                       7.375          2,417.36         70
                                       7.125          2,417.36
    MILL VALLEY      CA   94941          2            09/04/98         00
    16796002                             05           11/01/98          0
    7993427                              O            10/01/28
    0


    1849387          E22/G01             F           51,300.00         ZZ
                                         360         46,843.38          1
1


                                       7.750            367.52         95
                                       7.500            367.52
    CYPRESS          TX   77429          1            11/23/98         04
    0411152168                           03           01/01/99         30
    411152168                            O            12/01/28
    0


    1852160          543/M32             F          545,000.00         ZZ
                                         300        492,407.10          1
                                       7.375          3,983.30         72
                                       7.125          3,983.30
    RANDOLPH         VT   05060          2            07/02/98         00
    306996738                            05           09/01/98          0
    7210516299                           O            08/01/23
    0


    1854899          638/G01             F          454,400.00         ZZ
                                         360        427,273.17          1
                                       7.375          3,138.43         80
                                       7.125          3,138.43
    SANTA CLARA      CA   95051          1            11/11/98         00
    0431137462                           05           01/01/99          0
    8817582                              O            12/01/28
    0


    1854970          P08/G01             F          451,000.00         ZZ
                                         360        425,197.23          1
                                       7.375          3,114.94         74
                                       7.125          3,114.94
    STONE MOUNTAIN   GA   30087          2            12/21/98         00
    0431148758                           05           02/01/99          0
    0000                                 O            01/01/29
    0


    1856087          H93/G01             F          148,400.00         ZZ
                                         360        139,840.96          1
                                       7.375          1,024.96         90
                                       7.125          1,024.96
    CORDOVA          TN   38018          1            12/08/98         04
    0431161256                           05           02/01/99         25
    9897109                              O            01/01/29
    0


    1856411          966/G01             F          341,000.00         ZZ
                                         360        321,490.46          1
                                       7.375          2,355.20         73
                                       7.125          2,355.20
    LORENA           TX   76655          2            12/15/98         00
    0431150572                           05           02/01/99          0
1


    30007393                             O            01/01/29
    0


    1857644          076/076             F          363,200.00         ZZ
                                         360        339,514.99          1
                                       7.375          2,508.54         80
                                       7.125          2,508.54
    SAN JOSE         CA   95125          1            05/13/98         00
    17153516                             05           07/01/98          0
    7153516                              O            06/01/28
    0


    1857864          E22/G01             F          341,200.00         ZZ
                                         360        312,570.39          1
                                       7.750          2,444.40         75
                                       7.500          2,444.40
    MONTGOMERY TOWN  NJ   08502          2            12/14/98         00
    0411196470                           03           02/01/99          0
    411196470                            O            01/01/29
    0


    1884118          168/168             F          360,000.00         ZZ
                                         360        339,716.61          1
                                       7.500          2,517.18         88
                                       7.250          2,517.18
    ROCHESTER        NY   14618          2            12/09/98         10
    9839689                              05           02/01/99         25
    989396894                            O            01/01/29
    0


    1891032          H19/T18             F          304,000.00         ZZ
                                         360        287,135.19          1
                                       7.375          2,099.66         80
                                       7.125          2,099.66
    RIVERTON         UT   84065          2            03/03/99         00
    0431257286                           05           04/01/99          0
    0002131506                           O            03/01/29
    0


    1892333          593/447             F        1,000,000.00         ZZ
                                         360        950,608.95          1
                                       7.875          7,250.70         40
                                       7.625          7,250.70
    LAS VEGAS        NV   89117          5            03/03/99         00
    2921885                              03           05/01/99          0
    0007281652                           O            04/01/29
    0


1


    1892403          638/G01             F          105,000.00         ZZ
                                         360         99,651.58          1
                                       7.750            752.23         69
                                       7.500            752.23
    LADOGA           IN   47954          1            03/05/99         00
    0431258185                           05           05/01/99          0
    08860614                             O            04/01/29
    0


    1893142          076/076             F          346,000.00         ZZ
                                         360        327,490.43          1
                                       7.750          2,478.79         73
                                       7.500          2,478.79
    CANTON           OH   44718          5            01/12/99         00
    17298636                             05           03/01/99          0
    7298636                              O            02/01/29
    0


    1895266          709/G01             F          520,000.00         ZZ
                                         360        467,313.76          1
                                       7.375          3,591.52         69
                                       7.125          3,591.52
    RENO             NV   89511          5            03/08/99         00
    0431272541                           05           05/01/99          0
    416487                               O            04/01/29
    0


    1895828          J95/J95             F          286,400.00         ZZ
                                         360        258,677.76          1
                                       7.500          2,002.56         80
                                       7.250          2,002.56
    ENTERPRISE       FL   32725          1            02/26/99         00
    0010632420                           05           04/01/99          0
    0010632420                           O            03/01/29
    0


    1896652          964/G01             F          412,000.00         ZZ
                                         360        388,525.67          1
                                       7.375          2,845.58         80
                                       7.125          2,845.58
    LAS VEGAS        NV   89113          2            03/17/99         00
    0431275759                           03           05/01/99          0
    52818                                O            04/01/29
    0


    1910260          B75/G01             F           81,700.00         ZZ
                                         360         77,327.40          1
                                       7.500            571.26         95
                                       7.250            571.26
1


    BALTIMORE        MD   21206          2            04/28/99         21
    0431361096                           07           06/01/99         30
    6557292                              O            05/01/29
    0


    1918568          687/G01             F           89,600.00         ZZ
                                         360         84,832.44          1
                                       7.500            626.50         70
                                       7.250            626.50
    HAMPTON          VA   23669          1            04/28/99         00
    0431353127                           05           06/01/99          0
    43900288                             O            05/01/29
    0


    1919999          225/447             F          428,000.00         ZZ
                                         360        406,389.60          1
                                       7.750          3,066.25         80
                                       7.500          3,066.25
    COLLIERVILLE     TN   38017          2            02/25/99         00
    3841912                              05           05/01/99          0
    7113504                              O            04/01/29
    0


    1921274          369/G01             F          448,000.00         ZZ
                                         360        425,778.38          1
                                       7.625          3,170.91         80
                                       7.375          3,170.91
    VERO BEACH       FL   32967          4            05/14/99         00
    0431370253                           05           07/01/99          0
    61202701                             O            06/01/29
    0


    1923851          J95/J95             F          622,400.00         ZZ
                                         360        594,405.14          1
                                       8.250          4,675.89         80
                                       8.000          4,675.89
    CENTRAL POINT    OR   97502          1            06/10/99         00
    0016810061                           05           08/01/99          0
    0016810061                           O            07/01/29
    0


    1923994          J95/J95             F          500,000.00         T
                                         360        474,660.14          1
                                       7.375          3,453.38         66
                                       7.125          3,453.38
    DALLAS           TX   75219          1            06/08/99         00
    0014284053                           09           08/01/99          0
    0014284053                           O            07/01/29
    0
1




    1925041          195/G01             F        1,000,000.00         ZZ
                                         360        952,528.72          1
                                       7.625          7,077.94         39
                                       7.375          7,077.94
    BRYN MAWR        PA   19010          1            07/02/99         00
    0431377928                           05           09/01/99          0
    62959                                O            08/01/29
    0


    1925619          638/G01             F          270,000.00         ZZ
                                         360        257,038.65          1
                                       7.750          1,934.31         75
                                       7.500          1,934.31
    NEWTON           MA   02467          1            06/22/99         00
    0431379791                           01           08/01/99          0
    8888703                              O            07/01/29
    0


    1927354          964/G01             F          273,000.00         ZZ
                                         360        259,882.84          1
                                       7.875          1,979.44         78
                                       7.625          1,979.44
    LA HABRA         CA   90631          2            07/01/99         00
    0431386325                           05           09/01/99          0
    58959                                O            08/01/29
    0


    1927899          738/076             F          436,000.00         ZZ
                                         360        415,772.54          1
                                       7.875          3,161.31         80
                                       7.625          3,161.31
    COLLIERVILLE     TN   38017          1            06/29/99         00
    19882782                             05           08/01/99          0
    5046937                              O            07/01/29
    0


    1929222          M11/G01             F          479,850.00         ZZ
                                         360        457,858.14          1
                                       7.875          3,479.25         80
                                       7.625          3,479.25
    PLANO            TX   75024          1            07/22/99         00
    0431402064                           03           09/01/99          0
    001904                               O            08/01/29
    0


    1929728          E82/G01             F          549,000.00         ZZ
                                         360        513,806.84          1
1


                                       7.875          3,980.63         65
                                       7.625          3,980.63
    SOUTHBOROUGH     MA   01772          2            07/15/99         00
    0400209854                           05           09/01/99          0
    0400209854                           O            08/01/29
    0


    1930061          F96/G01             F          442,400.00         ZZ
                                         360        421,212.88          1
                                       7.750          3,169.41         65
                                       7.500          3,169.41
    UPPER SADDLE RI  NJ   07458          5            07/13/99         00
    0431391341                           05           09/01/99          0
    9901096                              O            08/01/29
    0


    1933952          638/G01             F          629,000.00         ZZ
                                         360        597,792.99          1
                                       7.375          4,344.35         78
                                       7.125          4,344.35
    MOUNTAIN VIEW    CA   94040          2            07/16/99         00
    0431407782                           05           09/01/99          0
    8907396                              O            08/01/29
    0


    1936697          A50/074             F          257,850.00         ZZ
                                         360        245,847.11          1
                                       7.750          1,847.27         90
                                       7.500          1,847.27
    SAVANNAH         GA   31410          1            07/30/99         04
    0909995240                           05           09/01/99         25
    124791                               O            08/01/29
    0


    1940039          560/T18             F          432,650.00         ZZ
                                         360        412,792.76          1
                                       7.875          3,137.02         65
                                       7.625          3,137.02
    SAN FRANCISCO    CA   94127          5            07/28/99         00
    11633863                             05           09/01/99          0
    123624702                            O            08/01/29
    0


    2695569          225/447             F          536,000.00         ZZ
                                         360        503,834.45          1
                                       7.500          3,747.79         76
                                       7.250          3,747.79
    PALOS VERDES ES  CA   90274          2            09/10/98         00
    3839292                              05           11/01/98          0
1


    7054514                              O            10/01/28
    0


    2699054          G75/G75             F          518,000.00         ZZ
                                         360        485,487.43          1
                                       7.375          3,577.70         42
                                       7.125          3,577.70
    CORNELIUS        NC   28031          5            10/30/98         00
    0003699418                           05           12/01/98          0
    03699418                             O            11/01/28
    0


    2712321          696/G01             F          409,250.00         ZZ
                                         360        381,235.34          1
                                       7.375          2,826.59         80
                                       7.125          2,826.59
    SILVER SPRING    MD   20905          1            12/16/98         00
    0431139013                           03           02/01/99          0
    3198218                              O            01/01/29
    0


    2713751          696/G01             F          198,550.00         ZZ
                                         360        187,023.54          1
                                       7.375          1,371.34         70
                                       7.125          1,371.34
    PERRY HALL       MD   21128          1            12/17/98         00
    0431141829                           03           02/01/99          0
    3018330                              O            01/01/29
    0


    2761299          E22/G01             F           92,600.00         ZZ
                                         360         84,060.37          1
                                       7.625            655.42         75
                                       7.375            655.42
    AUSTIN           TX   78756          5            02/26/99         00
    0411281942                           05           04/01/99          0
    0411281942                           O            03/01/29
    0


    2765345          E22/G01             F           50,000.00         T
                                         240         38,097.16          1
                                       7.750            410.47         59
                                       7.500            410.47
    GULF SHORES      AL   36542          1            03/17/99         00
    0411307127                           01           05/01/99          0
    0411307127                           O            04/01/19
    0


1


    2767537          E22/G01             F          263,250.00         ZZ
                                         360        249,253.58          1
                                       7.500          1,840.68         80
                                       7.250          1,840.68
    SANTA CLARA      CA   95050          1            03/18/99         00
    0411324916                           05           05/01/99          0
    0411324916                           O            04/01/29
    0


    2822250          696/G01             F          425,000.00         ZZ
                                         360        403,754.80          1
                                       7.500          2,971.66         51
                                       7.250          2,971.66
    ROCKVILLE        MD   20852          1            06/03/99         00
    0431351170                           05           08/01/99          0
    30299021                             O            07/01/29
    0


    2824934          E22/G01             F          735,000.00         ZZ
                                         360        695,513.42          1
                                       7.500          5,139.23         70
                                       7.250          5,139.23
    PASADENA         CA   91105          2            06/04/99         00
    0411429103                           05           08/01/99          0
    0411429103                           O            07/01/29
    0


    2829367          076/076             F          480,000.00         ZZ
                                         360        455,158.58          1
                                       7.375          3,315.25         80
                                       7.125          3,315.25
    MILLEDGEVILLE    GA   31061          2            05/10/99         00
    14480753                             05           07/01/99          0
    4480753                              O            06/01/29
    0


    2830461          E22/G01             F          228,450.00         ZZ
                                         360        217,841.68          1
                                       8.125          1,696.23         70
                                       7.875          1,696.23
    PLANO            TX   75075          1            06/17/99         00
    0411480825                           05           08/01/99          0
    0411480825                           O            07/01/29
    0


    2832298          E22/G01             F          330,000.00         ZZ
                                         360        315,359.96          1
                                       8.125          2,450.24         75
                                       7.875          2,450.24
1


    ORTONVILLE       MI   48462          2            06/17/99         00
    0411446602                           05           08/01/99          0
    0411446602                           O            07/01/29
    0


    2835597          E22/G01             F          472,000.00         ZZ
                                         360        448,599.39          1
                                       7.500          3,300.29         80
                                       7.250          3,300.29
    RANCHO PALOS VE  CA   90275          1            06/21/99         00
    0411463649                           05           08/01/99          0
    0411463649                           O            07/01/29
    0


    2837002          E22/G01             F           99,500.00         ZZ
                                         360         94,953.87          1
                                       8.000            730.10         78
                                       7.750            730.10
    GREENSBORO       NC   27406          2            06/25/99         00
    0411451966                           05           08/01/99          0
    0411451966                           O            07/01/29
    0


    2842730          E22/G01             F          390,000.00         ZZ
                                         360        371,295.58          1
                                       7.625          2,760.40         75
                                       7.375          2,760.40
    CEDAR HILL       TX   75104          4            07/09/99         00
    0411391543                           03           09/01/99          0
    0411391543                           O            08/01/29
    0


    2845094          623/G01             F          350,000.00         ZZ
                                         360        330,567.01          1
                                       7.500          2,447.25         63
                                       7.250          2,447.25
    IDAHO FALLS      ID   83401          2            06/11/99         00
    0431384908                           05           08/01/99          0
    7066534                              O            07/01/29
    0


    2849864          461/461             F          384,600.00         ZZ
                                         360        365,532.27          1
                                       7.500          2,689.18         60
                                       7.250          2,689.18
    SAN JUAN CAPIST  CA   92693          5            06/30/99         00
    9022764385                           05           08/01/99          0
    9022764385                           O            07/01/29
    0
1




    2853334          E82/G01             F        1,090,700.00         ZZ
                                         360      1,020,036.03          1
                                       8.125          8,098.42         55
                                       7.875          8,098.42
    EDMOND           OK   73003          2            07/20/99         00
    0400212908                           05           09/01/99          0
    1551678                              O            08/01/29
    0


    4017399          964/G01             F          350,000.00         ZZ
                                         360        335,211.85          1
                                       7.500          2,447.25         56
                                       7.250          2,447.25
    PASADENA         CA   91107          2            12/21/00         00
    0432512598                           05           02/01/01          0
    95302                                O            01/01/31
    0


    4024778          526/686             F          400,000.00         ZZ
                                         360        383,139.90          1
                                       7.875          2,900.28         44
                                       7.625          2,900.28
    HOUSTON          TX   77024          1            10/16/00         00
    6104253007                           05           12/01/00          0
    0425300                              O            11/01/30
    0


    4056964          J40/G01             F          223,250.00         ZZ
                                         360        216,627.63          1
                                       8.500          1,716.60         95
                                       8.250          1,716.60
    OLIVE BRANCH     MS   38654          4            12/27/00         01
    0432563435                           05           02/01/01         30
    7685977                              O            01/01/31
    0


    4065790          225/225             F          380,000.00         ZZ
                                         360        367,942.27          1
                                       7.875          2,755.26         80
                                       7.625          2,755.26
    WINSTON SALEM    NC   27106          1            10/31/00         00
    325177                               05           12/01/00          0
    6510412                              O            11/01/30
    0


    4072586          637/G01             F          107,000.00         ZZ
                                         360        104,258.68          1
1


                                       8.750            841.77         75
                                       8.500            841.77
    LOMPOC           CA   93436          1            12/13/00         00
    0432551265                           05           02/01/01          0
    0021846076                           O            01/01/31
    0


    4076627          962/G01             F           58,800.00         ZZ
                                         360         57,201.88          1
                                       8.375            446.93         84
                                       8.125            446.93
    MOORHEAD         MN   56560          2            12/21/00         14
    0432501898                           05           02/01/01         12
    4076627                              O            01/01/31
    0


    4122775          757/G01             F          575,000.00         ZZ
                                         360        553,413.26          1
                                       7.875          4,169.15         45
                                       7.625          4,169.15
    ATLANTA          GA   30305          5            12/11/00         00
    0432526523                           05           02/01/01          0
    1000058592                           O            01/01/31
    0


    4139466          168/168             F          362,000.00         ZZ
                                         360        350,709.73          1
                                       7.750          2,593.41         80
                                       7.500          2,593.41
    WASHINGTON       NJ   07675          1            12/01/00         00
    8632348                              05           01/01/01          0
    869323482                            O            12/01/30
    0


    4204326          526/686             F           48,000.00         ZZ
                                         360         43,929.44          1
                                       8.375            364.83         80
                                       8.125            364.83
    SUN CITY         AZ   85351          1            12/06/00         00
    6104315061                           03           02/01/01          0
    0431506                              O            01/01/31
    0


    4204327          526/686             F          548,000.00         ZZ
                                         360        530,990.64          1
                                       7.875          3,973.38         80
                                       7.625          3,973.39
    HOUSTON          TX   77069          2            11/30/00         00
    6104315244                           03           01/01/01          0
1


    0431524                              O            12/01/30
    0


    4227369          E22/G01             F           24,700.00         ZZ
                                         360         23,987.96          1
                                       8.250            185.56         95
                                       8.000            185.56
    PHILADELPHIA     PA   19139          1            01/24/01         04
    0412288037                           07           03/01/01         30
    0412288037                           O            02/01/31
    0


    4259079          E22/G01             F          225,000.00         ZZ
                                         360        218,386.75          1
                                       7.750          1,611.93         85
                                       7.500          1,611.93
    EUGENE           OR   97405          2            01/24/01         11
    0412331126                           05           03/01/01         12
    0412331126                           O            02/01/31
    0


    4284284          757/G01             F          340,000.00         ZZ
                                         360        329,611.04          1
                                       7.375          2,348.30         66
                                       7.125          2,348.30
    DURHAM           ME   04222          2            02/13/01         00
    0432655942                           05           04/01/01          0
    2HOSNERJOSE                          O            03/01/31
    0


    4369515          964/G01             F          393,750.00         ZZ
                                         360        378,478.11          1
                                       7.375          2,719.53         75
                                       7.125          2,719.53
    LAGUNA NIGUEL    CA   92677          2            03/13/01         00
    0432680361                           05           05/01/01          0
    107249                               O            04/01/31
    0


    4371735          Q73/G01             F          350,000.00         ZZ
                                         360        339,760.00          1
                                       7.500          2,447.25         73
                                       7.250          2,447.25
    BRANDON          MS   39047          5            03/09/01         00
    0432716322                           02           05/01/01          0
    2778576                              O            04/01/31
    0


1


    4397855          225/G01             F          355,000.00         ZZ
                                         360        343,931.46          1
                                       7.625          2,512.67         43
                                       7.375          2,512.67
    CHARLESTON       SC   29464          2            01/25/01         00
    0432631612                           05           03/01/01          0
    6521411                              O            02/01/31
    0


    4399464          G52/G01             F          359,500.00         ZZ
                                         360        349,340.81          1
                                       7.875          2,606.62         84
                                       7.625          2,606.62
    WESLACO          TX   78596          2            02/13/01         10
    0432773398                           05           04/01/01         12
    74500647                             O            03/01/31
    0


    4406507          S35/G01             F          355,000.00         ZZ
                                         360        344,152.78          1
                                       7.375          2,451.90         77
                                       7.125          2,451.90
    CORAL GABLES     FL   33134          1            02/28/01         00
    0432653681                           05           04/01/01          0
    0101077                              O            03/01/31
    0


    4416427          E22/G01             F          450,000.00         ZZ
                                         360        436,979.26          1
                                       7.500          3,146.47         75
                                       7.250          3,146.47
    SANTA ROSA       CA   95404          5            02/26/01         00
    0412405698                           05           05/01/01          0
    0412405698                           O            04/01/31
    0


    4435261          964/G01             F          380,000.00         ZZ
                                         360        368,741.86          1
                                       7.375          2,624.57         73
                                       7.125          2,624.57
    BEN LOMOND       CA   95005          2            03/15/01         00
    0432680759                           05           05/01/01          0
    112696                               O            04/01/31
    0


    4445766          286/286             F          347,200.00         ZZ
                                         360        336,546.86          1
                                       7.375          2,398.03         80
                                       7.125          2,398.03
1


    ROCKVILLE        MD   20850          1            02/09/01         00
    0257422                              03           04/01/01          0
    257422                               O            03/01/31
    0


    4445863          286/286             F          348,000.00         ZZ
                                         360        336,440.90          1
                                       7.500          2,433.27         78
                                       7.250          2,433.27
    PACIFICA         CA   94044          2            02/08/01         00
    9804703                              05           04/01/01          0
    9804703                              O            03/01/31
    0


    4445933          286/286             F          427,000.00         ZZ
                                         360        414,543.06          1
                                       7.625          3,022.28         61
                                       7.375          3,022.28
    UNION CITY       CA   94587          5            02/07/01         00
    9800576                              03           04/01/01          0
    9800576                              O            03/01/31
    0


    4446617          025/025             F          464,000.00         ZZ
                                         360        449,773.94          1
                                       7.750          3,324.16         80
                                       7.500          3,324.16
    WILLIAMSBURG     VA   23185          4            01/05/01         00
    0138060801                           03           02/01/01          0
    0138060801                           O            01/01/31
    0


    4463595          526/686             F          620,000.00         ZZ
                                         360        600,867.29          1
                                       7.500          4,335.13         79
                                       7.250          4,335.13
    HOUSTON          TX   77027          2            02/23/01         00
    6104409914                           05           04/01/01          0
    0440991                              O            03/01/31
    0


    4477909          163/G01             F          350,000.00         ZZ
                                         360        273,789.63          1
                                       7.375          2,417.36         70
                                       7.125          2,417.36
    FAIRFAX STATION  VA   22039          1            03/20/01         00
    0432749414                           05           05/01/01          0
    918086522                            O            04/01/31
    0
1




    4509738          E22/G01             F          409,000.00         ZZ
                                         360        396,888.58          1
                                       7.375          2,824.86         35
                                       7.125          2,824.86
    RENO             NV   89511          5            03/16/01         00
    0412473373                           05           05/01/01          0
    0412473373                           O            04/01/31
    0


    4513022          F25/G01             F          399,000.00         T
                                         360        388,788.04          1
                                       7.625          2,824.10         64
                                       7.375          2,824.10
    PLEASANTVILLE    NY   10570          1            06/29/01         00
    0432931772                           09           08/01/01          0
    0472825                              O            07/01/31
    0


    4516320          E22/G01             F          552,200.00         ZZ
                                         360        535,847.99          1
                                       7.375          3,813.91         45
                                       7.125          3,813.91
    UNIVERSITY PARK  TX   75205          2            03/21/01         00
    0412463069                           05           05/01/01          0
    0412463069                           O            04/01/31
    0


    4520168          562/G01             F          380,000.00         ZZ
                                         360        368,995.90          1
                                       7.500          2,657.02         87
                                       7.250          2,657.02
    SCARSDALE        NY   10583          1            04/10/01         04
    0432698140                           05           06/01/01         25
    297006299                            O            05/01/31
    0


    4526586          405/943             F          344,000.00         ZZ
                                         360        331,310.69          1
                                       7.625          2,434.81         80
                                       7.125          2,434.81
    DALLAS           TX   75214          1            02/15/01         00
    1207730                              05           04/01/01          0
    12077301                             O            03/01/31
    0


    4526786          994/X14             F          385,000.00         ZZ
                                         360        370,823.62          1
1


                                       7.375          2,659.10         58
                                       7.125          2,659.10
    SONOMA           CA   95476          5            04/30/01         00
    8015978979                           05           07/01/01          0
    718274458                            O            06/01/31
    0


    4540664          E22/G01             F          645,000.00         T
                                         360        626,796.01          1
                                       7.750          4,620.86         71
                                       7.500          4,620.86
    BRIDGEHAMPTON    NY   11932          2            03/29/01         00
    0412437774                           05           05/01/01          0
    0412437774                           O            04/01/31
    0


    4540669          E22/G01             F          399,000.00         ZZ
                                         360        387,454.97          1
                                       7.500          2,789.87         70
                                       7.250          2,789.87
    WALNUT CREEK     CA   94596          5            03/20/01         00
    0412450389                           05           05/01/01          0
    0412450389                           O            04/01/31
    0


    4544582          994/X14             F          350,000.00         ZZ
                                         360        336,677.06          1
                                       7.375          2,417.37         68
                                       7.125          2,417.37
    LIDO BEACH       NY   11561          5            05/09/01         00
    8022115656                           05           07/01/01          0
    1000281572                           O            06/01/31
    0


    4544865          964/G01             F          420,000.00         ZZ
                                         360        407,956.30          1
                                       7.375          2,900.84         70
                                       7.125          2,900.84
    BEND             OR   97701          5            04/03/01         00
    0432777001                           05           06/01/01          0
    117387                               O            05/01/31
    0


    4559794          624/G01             F          368,800.00         ZZ
                                         360        358,129.06          1
                                       7.500          2,578.70         80
                                       7.250          2,578.70
    SANTA CRUZ       CA   95060          1            03/13/01         00
    0432688315                           05           05/01/01          0
1


    46000610146F                         O            04/01/31
    0


    4560895          E82/G01             F          420,000.00         ZZ
                                         360        407,095.55          1
                                       7.625          2,972.73         77
                                       7.375          2,972.73
    MISSOURI CITY    TX   77459          1            04/02/01         00
    0400402699                           03           05/01/01          0
    0400402699                           O            04/01/31
    0


    4568134          E22/G01             F          352,000.00         ZZ
                                         360        338,896.39          1
                                       7.375          2,431.18         59
                                       7.125          2,431.18
    LOS ALAMITOS     CA   90720          5            03/14/01         00
    0412431645                           05           05/01/01          0
    0412431645                           O            04/01/31
    0


    4571502          356/G01             F          350,000.00         ZZ
                                         360        340,640.98          1
                                       7.750          2,507.45         48
                                       7.500          2,507.45
    FREMONT          CA   94539          5            04/18/01         00
    0432829893                           05           06/01/01          0
    2855567                              O            05/01/31
    0


    4576761          994/X14             F          350,000.00         ZZ
                                         360        340,289.76          1
                                       7.375          2,417.36         75
                                       7.125          2,417.36
    EAST ROCKAWAY    NY   11518          5            05/11/01         00
    8022104833                           05           07/01/01          0
    1000278573                           O            06/01/31
    0


    4584037          E22/G01             F          335,000.00         ZZ
                                         360        325,079.91          1
                                       7.375          2,313.76         71
                                       7.125          2,313.76
    LITTLETON        CO   80126          1            04/04/01         00
    0412505067                           03           05/01/01          0
    0412505067                           O            04/01/31
    0


1


    4588868          696/G01             F          360,000.00         ZZ
                                         360        349,339.60          1
                                       7.375          2,486.43         80
                                       7.125          2,486.43
    WASHINGTON       DC   20005          1            04/04/01         00
    0432694891                           01           05/01/01          0
    31201072                             O            04/01/31
    0


    4592339          163/X14             F          421,600.00         ZZ
                                         360        409,956.12          1
                                       7.750          3,020.40         80
                                       7.500          3,020.40
    DUNSTABLE        MA   01827          1            03/16/01         00
    8021989648                           05           05/01/01          0
    1000242843                           O            04/01/31
    0


    4610183          L60/F27             F          480,000.00         ZZ
                                         360        465,333.50          1
                                       7.375          3,315.24         41
                                       7.125          3,315.24
    SAVANNAH         GA   31411          2            02/12/01         00
    6610405353                           03           04/01/01          0
    6610405353                           O            03/01/31
    0


    4613188          J40/G01             F           92,000.00         ZZ
                                         360         88,853.36          1
                                       7.750            659.10         79
                                       7.500            659.10
    BLAIRSVILLE      GA   30512          2            04/16/01         00
    0432924595                           05           06/01/01          0
    7706733                              O            05/01/31
    0


    4615539          E22/G01             F          335,100.00         T
                                         360        325,711.34          1
                                       7.500          2,343.07         80
                                       7.250          2,343.07
    LA QUINTA        CA   92253          1            04/04/01         00
    0412527194                           05           06/01/01          0
    0412527194                           O            05/01/31
    0


    4618150          T27/G01             F          336,000.00         ZZ
                                         360        326,586.23          1
                                       7.500          2,349.36         55
                                       7.250          2,349.36
1


    PAWLEYS ISLAND   SC   29585          5            04/19/01         00
    0432800191                           03           06/01/01          0
    9215010001460                        O            05/01/31
    0


    4625368          T08/G01             F          365,000.00         ZZ
                                         360        354,681.44          1
                                       7.625          2,583.45         53
                                       7.375          2,583.45
    TAMPA            FL   33629          2            03/28/01         00
    0432747715                           05           05/01/01          0
    11091154                             O            04/01/31
    0


    4641207          964/G01             F          410,000.00         ZZ
                                         360        398,535.85          1
                                       7.625          2,901.95         70
                                       7.375          2,901.95
    YORBA LINDA      CA   92887          2            04/11/01         00
    0432789055                           05           06/01/01          0
    109792                               O            05/01/31
    0


    4643387          168/168             F          650,000.00         ZZ
                                         360        611,453.90          1
                                       7.375          4,489.39         72
                                       7.125          4,489.39
    LAKE SUCCESS     NY   11020          5            02/09/01         00
    2471149                              05           04/01/01          0
    0249711494                           O            03/01/31
    0


    4647604          168/168             F          340,000.00         ZZ
                                         360        330,388.25          1
                                       7.625          2,406.50         80
                                       7.375          2,406.50
    MANHASSET        NY   11030          1            03/12/01         00
    1870613                              05           05/01/01          0
    0189706139                           O            04/01/31
    0


    4652040          168/168             F          600,000.00         ZZ
                                         360        582,639.16          3
                                       7.500          4,195.29         75
                                       7.250          4,195.29
    BROOKLYN         NY   11219          1            03/06/01         00
    1875354                              05           05/01/01          0
    0189753544                           O            04/01/31
    0
1




    4654617          E22/G01             F          368,000.00         ZZ
                                         360        357,447.70          1
                                       7.375          2,541.68         80
                                       7.125          2,541.68
    CHINO HILLS      CA   91709          2            04/09/01         00
    0412543464                           05           06/01/01          0
    0412543464                           O            05/01/31
    0


    4660230          286/286             F          572,800.00         ZZ
                                         360        555,837.89          1
                                       7.375          3,956.19         80
                                       7.125          3,956.19
    SCOTTSDALE       AZ   85331          1            03/21/01         00
    0279085                              03           05/01/01          0
    279085                               O            04/01/31
    0


    4660235          286/286             F          368,000.00         ZZ
                                         360        357,102.44          1
                                       7.375          2,541.69         80
                                       7.125          2,541.69
    WASHINGTON       DC   20009          1            03/16/01         00
    0294474                              01           05/01/01          0
    294474                               O            04/01/31
    0


    4660365          286/286             F          622,700.00         ZZ
                                         360        604,060.71          1
                                       7.500          4,354.01         80
                                       7.250          4,354.01
    SCOTTSDALE       AZ   85265          1            03/21/01         00
    0312440                              03           05/01/01          0
    312440                               O            04/01/31
    0


    4660425          286/286             F          335,000.00         ZZ
                                         360        325,306.88          1
                                       7.500          2,342.37         74
                                       7.250          2,342.37
    SAN JOSE         CA   95111          2            03/09/01         00
    9811075                              05           05/01/01          0
    9811075                              O            04/01/31
    0


    4660453          286/286             F          336,000.00         ZZ
                                         360        325,812.88          1
1


                                       7.750          2,407.15         80
                                       7.500          2,407.15
    LA VERNE         CA   91750          2            03/12/01         00
    9813540                              05           05/01/01          0
    9813540                              O            04/01/31
    0


    4660515          286/286             F          552,000.00         ZZ
                                         360        535,748.75          1
                                       7.500          3,859.66         80
                                       7.250          3,859.66
    NORTH ANDOVER    MA   01845          1            03/15/01         00
    9812388                              05           05/01/01          0
    9812388                              O            04/01/31
    0


    4666022          026/G01             F          452,000.00         ZZ
                                         360        439,336.19          1
                                       7.500          3,160.45         70
                                       7.250          3,160.45
    MURRELLS INLET   SC   29576          5            04/05/01         00
    0432738912                           05           06/01/01          0
    1                                    O            05/01/31
    0


    4667692          286/286             F          409,000.00         ZZ
                                         360        396,888.20          1
                                       7.375          2,824.87         79
                                       7.125          2,824.87
    KISSIMMEE        FL   34758          2            03/28/01         00
    0297158                              05           05/01/01          0
    297158                               O            04/01/31
    0


    4667718          286/286             F          338,000.00         ZZ
                                         360        327,991.08          1
                                       7.375          2,334.48         75
                                       7.125          2,334.48
    AUBREY           TX   76227          2            03/22/01         00
    0281697                              05           05/01/01          0
    281697                               O            04/01/31
    0


    4667808          286/286             F          456,000.00         ZZ
                                         360        403,817.81          1
                                       7.375          3,149.48         65
                                       7.125          3,149.48
    DAYTON           OH   45458          2            03/27/01         00
    0324157                              05           05/01/01          0
1


    324157                               O            04/01/31
    0


    4667864          286/286             F          360,000.00         T
                                         360        349,578.64          1
                                       7.625          2,548.06         50
                                       7.375          2,548.06
    MEEKS BAY        CA   96142          2            03/19/01         00
    9811333                              05           05/01/01          0
    9811333                              O            04/01/31
    0


    4667943          286/286             F          550,000.00         ZZ
                                         360        534,085.76          1
                                       7.500          3,845.68         43
                                       7.250          3,845.68
    PENN VALLEY      CA   95946          2            03/12/01         00
    9957088                              05           05/01/01          0
    9957088                              O            04/01/31
    0


    4672928          163/X14             F          341,000.00         ZZ
                                         360        330,902.26          1
                                       7.375          2,355.20         90
                                       7.125          2,355.20
    LAFAYETTE        LA   70503          1            03/23/01         10
    8011258087                           05           05/01/01         25
    0002137235                           O            04/01/31
    0


    4674020          994/X14             F          345,300.00         ZZ
                                         360        335,940.07          1
                                       7.500          2,414.39         57
                                       7.250          2,414.39
    MAHWAH           NJ   07430          5            05/17/01         00
    8022316718                           05           07/01/01          0
    001999991732                         O            06/01/31
    0


    4677429          411/411             F          365,000.00         ZZ
                                         360        354,773.78          1
                                       7.500          2,552.13         76
                                       7.250          2,552.13
    CHARLESTOWN      MA   02129          1            04/03/01         00
    0020023025                           05           06/01/01          0
    0020023025                           O            05/01/31
    0


1


    4678822          E22/G01             F          504,250.00         ZZ
                                         360        489,790.55          1
                                       7.375          3,482.73         79
                                       7.125          3,482.73
    PAYSON           AZ   85541          2            04/11/01         00
    0412534083                           03           06/01/01          0
    0412534083                           O            05/01/31
    0


    4686381          E22/G01             F          363,750.00         ZZ
                                         360        353,443.48          1
                                       7.500          2,543.39         75
                                       7.250          2,543.39
    LOS ALTOS        CA   94022          1            04/10/01         00
    0412505430                           01           06/01/01          0
    0412505430                           O            05/01/31
    0


    4701844          E22/G01             F          460,000.00         ZZ
                                         360        446,621.79          1
                                       7.375          3,177.11         80
                                       7.125          3,177.11
    OAKLAND          CA   94602          1            04/18/01         00
    0412383820                           05           06/01/01          0
    0412383820                           O            05/01/31
    0


    4703140          E82/G01             F          958,000.00         ZZ
                                         360        931,159.65          1
                                       7.500          6,698.47         65
                                       7.250          6,698.47
    WESTLAKE VILLAG  CA   91361          5            04/23/01         00
    0400410270                           03           06/01/01          0
    0400410270                           O            05/01/31
    0


    4703150          E82/G01             F          672,200.00         ZZ
                                         360        652,924.47          1
                                       7.375          4,642.72         57
                                       7.125          4,642.72
    DANVILLE         CA   94526          2            04/19/01         00
    0400413571                           05           06/01/01          0
    4169228                              O            05/01/31
    0


    4715583          E22/G01             F          560,000.00         ZZ
                                         360        543,941.92          1
                                       7.375          3,867.78         70
                                       7.125          3,867.78
1


    WALNUT CREEK     CA   94595          5            04/17/01         00
    0412566796                           05           06/01/01          0
    0412566796                           O            05/01/31
    0


    4723387          E22/G01             F          334,400.00         ZZ
                                         360        324,764.46          1
                                       7.375          2,309.62         80
                                       7.125          2,309.62
    SOUTHLAKE        TX   76092          2            04/25/01         00
    0412542714                           05           06/01/01          0
    0412542714                           O            05/01/31
    0


    4723431          E22/G01             F          397,000.00         ZZ
                                         360        386,133.35          1
                                       7.625          2,809.94         75
                                       7.375          2,809.94
    DALLAS           TX   75229          2            04/24/01         00
    0412562456                           03           06/01/01          0
    0412562456                           O            05/01/31
    0


    4731127          163/X14             F          360,000.00         ZZ
                                         360        349,528.64          1
                                       7.500          2,517.18         75
                                       7.250          2,517.18
    RESTON           VA   20191          5            03/23/01         00
    8011288696                           03           05/01/01          0
    W88014272                            O            04/01/31
    0


    4733119          624/G01             F          399,000.00         ZZ
                                         360        387,930.38          1
                                       7.375          2,755.79         57
                                       7.125          2,755.79
    REDMOND          WA   98053          5            05/04/01         00
    0432807485                           05           07/01/01          0
    85300110096F                         O            06/01/31
    0


    4753524          E82/G01             F          378,500.00         ZZ
                                         360        367,640.68          1
                                       7.375          2,614.21         43
                                       7.125          2,614.21
    RENTON           WA   98056          2            05/01/01         00
    0400418810                           05           06/01/01          0
    3885512                              O            05/01/31
    0
1




    4758516          163/X14             F          360,600.00         ZZ
                                         300        344,069.51          1
                                       7.625          2,694.19         78
                                       7.375          2,694.19
    CANTON           MA   02021          2            02/13/01         00
    8019643249                           05           04/01/01          0
    5954743                              O            03/01/26
    0


    4762308          601/G01             F          312,750.00         ZZ
                                         360        300,683.73          1
                                       7.500          2,186.80         75
                                       7.250          2,186.80
    WHITESTONE       NY   11357          1            04/16/01         00
    0432798130                           05           06/01/01          0
    4762308                              O            05/01/31
    0


    4766445          601/G01             F          413,000.00         ZZ
                                         360        394,276.11          1
                                       7.375          2,852.49         70
                                       7.125          2,852.49
    EAGLE            ID   83616          5            03/20/01         00
    0432795235                           05           05/01/01          0
    1521527                              O            04/01/31
    0


    4770793          601/G01             F          397,800.00         ZZ
                                         360        386,181.82          1
                                       7.375          2,747.51         90
                                       7.125          2,747.51
    ST LOUIS         MO   63129          1            04/11/01         11
    0432799120                           05           06/01/01         25
    6050187                              O            05/01/31
    0


    4780092          025/025             F          379,200.00         ZZ
                                         344        366,232.25          1
                                       7.500          2,684.84         80
                                       7.250          2,684.84
    PLANT CITY       FL   33567          4            02/28/01         00
    0020815221                           05           04/01/01          0
    0020815221                           O            11/01/29
    0


    4781121          356/G01             F          385,000.00         ZZ
                                         360        375,599.54          1
1


                                       7.875          2,791.52         58
                                       7.625          2,791.52
    FREMONT          CA   94536          5            06/06/01         00
    0432926855                           05           08/01/01          0
    2875409                              O            07/01/31
    0


    4786337          025/025             F          512,000.00         ZZ
                                         360        497,054.72          1
                                       7.625          3,623.90         80
                                       7.375          3,623.90
    WINNETKA         IL   60093          1            02/28/01         00
    0138626023                           05           04/01/01          0
    138626023                            O            03/01/31
    0


    4805327          E22/G01             F        1,000,000.00         ZZ
                                         360        927,611.09          1
                                       7.375          6,906.75         53
                                       7.125          6,906.75
    ROLLING HILLS    CA   90275          1            05/03/01         00
    0412558942                           05           07/01/01          0
    0412558942                           O            06/01/31
    0


    4805371          E22/G01             F          650,000.00         ZZ
                                         360        631,965.42          1
                                       7.375          4,489.39         65
                                       7.125          4,489.39
    SPRING VALLEY    TX   77055          2            05/10/01         00
    0412613861                           05           07/01/01          0
    0412613861                           O            06/01/31
    0


    4809078          B60/G01             F          350,000.00         ZZ
                                         360        340,946.82          1
                                       7.750          2,507.44         74
                                       7.500          2,507.44
    ANTHEM           AZ   85086          1            05/12/01         00
    0432873206                           03           07/01/01          0
    322058                               O            06/01/31
    0


    4809637          168/168             F          431,900.00         ZZ
                                         360        419,342.32          1
                                       7.375          2,983.03         90
                                       7.125          2,983.03
    BUFFALO          NY   14222          1            04/12/01         14
    1874281                              05           06/01/01         25
1


    0189742810                           O            05/01/31
    0


    4820480          W64/G01             F          366,000.00         ZZ
                                         360        355,504.89          1
                                       7.375          2,527.87         80
                                       7.125          2,527.87
    NEW YORK         NY   10025          1            04/05/01         00
    0433009875                           06           06/01/01          0
    7132004                              O            05/01/31
    0


    4832144          L60/F27             F          108,000.00         ZZ
                                         360        104,901.41          1
                                       7.625            764.42         74
                                       7.375            764.42
    EL PASO          TX   79912          1            03/28/01         00
    6960134557                           05           05/01/01          0
    6960134557                           O            04/01/31
    0


    4832218          L60/F27             F          344,800.00         ZZ
                                         360        334,912.69          1
                                       7.375          2,381.45         80
                                       7.125          2,381.45
    CHARLOTTE        NC   28226          2            04/09/01         00
    6610654353                           05           06/01/01          0
    6610654353                           O            05/01/31
    0


    4867045          757/G01             F          336,000.00         ZZ
                                         360        315,715.40          1
                                       7.500          2,349.37         72
                                       7.250          2,349.37
    REISTERSTOWN     MD   21136          1            06/06/01         00
    0432855153                           05           08/01/01          0
    1000287910                           O            07/01/31
    0


    4875088          025/025             F          348,750.00         ZZ
                                         360        338,422.46          1
                                       7.375          2,408.73         90
                                       7.125          2,408.73
    SPRINGFIELD      MO   65809          1            03/30/01         10
    0138802277                           05           05/01/01         25
    0138802277                           O            04/01/31
    0


1


    4885957          E22/G01             F          380,000.00         ZZ
                                         360        368,389.66          1
                                       7.375          2,624.57         80
                                       7.125          2,624.57
    OXFORD           AL   36203          2            05/25/01         00
    0412638181                           05           07/01/01          0
    0412638181                           O            06/01/31
    0


    4894237          E22/G01             F          380,000.00         ZZ
                                         360        369,652.45          1
                                       7.500          2,657.02         68
                                       7.250          2,657.02
    GLENDALE         CA   91206          5            05/21/01         00
    0412567893                           05           07/01/01          0
    0412567893                           O            06/01/31
    0


    4904279          F25/G01             F          340,000.00         ZZ
                                         360        331,298.14          1
                                       7.625          2,406.50         66
                                       7.375          2,406.50
    VALHALLA         NY   10595          1            06/15/01         00
    0432911972                           05           08/01/01          0
    1                                    O            07/01/31
    0


    4908783          E23/G01             F          201,600.00         ZZ
                                         360        196,792.74          1
                                       8.000          1,479.27         80
                                       7.750          1,479.27
    ROSEVILLE        CA   95747          1            06/08/01         00
    0432926053                           05           08/01/01          0
    61001370                             O            07/01/31
    0


    4911158          964/G01             F          365,000.00         ZZ
                                         360        354,590.70          1
                                       7.375          2,520.96         72
                                       7.125          2,520.96
    ROHNERT PARK     CA   94928          1            05/24/01         00
    0433015963                           05           07/01/01          0
    121026                               O            06/01/31
    0


    4924670          E22/G01             F          507,500.00         ZZ
                                         360        494,203.73          1
                                       7.500          3,548.51         70
                                       7.250          3,548.51
1


    LOOMIS           CA   95650          2            05/31/01         00
    0412638330                           05           08/01/01          0
    0412638330                           O            07/01/31
    0


    4924702          E22/G01             F          400,000.00         ZZ
                                         360        389,762.73          1
                                       7.625          2,831.17         77
                                       7.375          2,831.17
    EL CAJON         CA   92019          1            06/04/01         00
    0412705295                           05           08/01/01          0
    0412705295                           O            07/01/31
    0


    4932119          E22/G01             F          360,000.00         ZZ
                                         360        350,242.02          1
                                       7.500          2,517.17         80
                                       7.250          2,517.17
    CORAL SPRINGS    FL   33071          2            06/04/01         00
    0412632036                           03           07/01/01          0
    0412632036                           O            06/01/31
    0


    4942388          E82/G01             F          459,900.00         ZZ
                                         360        448,402.86          1
                                       7.750          3,294.78         76
                                       7.500          3,294.78
    STAMFORD         CT   06902          2            06/07/01         00
    0400442679                           05           08/01/01          0
    1417737                              O            07/01/31
    0


    4946651          A06/G01             F          360,000.00         ZZ
                                         360        350,786.22          1
                                       7.625          2,548.06         80
                                       7.375          2,548.06
    WEST BLOOMFIELD  MI   48323          1            06/15/01         00
    0432923746                           05           08/01/01          0
    0375536                              O            07/01/31
    0


    4948661          286/286             F          355,500.00         ZZ
                                         360        346,933.30          1
                                       8.125          2,639.58         90
                                       7.875          2,639.58
    CHANDLER         AZ   85226          2            05/25/01         12
    0313068                              03           07/01/01         25
    313068                               O            06/01/31
    0
1




    4948698          286/286             F          467,600.00         ZZ
                                         360        454,925.24          1
                                       7.500          3,269.53         80
                                       7.250          3,269.53
    DRIFTWOOD        TX   78619          1            05/24/01         00
    0373835                              05           07/01/01          0
    373835                               O            06/01/31
    0


    4962629          U62/G01             F          350,000.00         ZZ
                                         360        333,201.48          1
                                       7.500          2,447.25         70
                                       7.250          2,447.25
    HOLMDEL          NJ   07733          5            05/25/01         00
    0433042744                           05           07/01/01          0
    2001250583                           O            06/01/31
    0


    4967433          E84/G01             F          440,000.00         ZZ
                                         360        428,234.85          1
                                       7.750          3,152.21         66
                                       7.500          3,152.21
    SAN FRANCISCO    CA   94116          2            04/25/01         00
    0432863439                           05           06/01/01          0
    73210189                             O            05/01/31
    0


    4984196          E22/G01             F          382,000.00         ZZ
                                         360        372,223.30          1
                                       7.625          2,703.77         75
                                       7.375          2,703.77
    HOUSTON          TX   77082          2            06/12/01         00
    0412715054                           03           08/01/01          0
    0412715054                           O            07/01/31
    0


    4992287          E22/G01             F          360,000.00         ZZ
                                         360        341,892.43          1
                                       7.375          2,486.43         50
                                       7.125          2,486.43
    COLLIERVILLE     TN   38017          2            06/14/01         00
    0412682916                           05           08/01/01          0
    0412682916                           O            07/01/31
    0


    4992288          E22/G01             F          853,000.00         ZZ
                                         360        830,056.60          1
1


                                       7.500          5,964.30         54
                                       7.250          5,964.30
    ORINDA           CA   94563          5            06/11/01         00
    0412684490                           05           08/01/01          0
    0412684490                           O            07/01/31
    0


    4997827          R65/G01             F          374,000.00         ZZ
                                         360        363,394.51          1
                                       7.500          2,615.06         70
                                       7.250          2,615.06
    ISSUE            MD   20645          2            05/30/01         00
    0432925055                           03           07/01/01          0
    20012971                             O            06/01/31
    0


    5004231          F62/F62             F          399,975.00         ZZ
                                         360        389,487.62          1
                                       7.500          2,796.68         70
                                       7.250          2,796.68
    CORAL GABLES     FL   33146          1            06/28/01         00
    21299                                05           08/01/01          0
    21299                                O            07/01/31
    0


    5004582          964/G01             F          851,500.00         ZZ
                                         360        812,898.58          1
                                       7.375          5,881.10         65
                                       7.125          5,881.10
    NOVATO           CA   94947          5            06/25/01         00
    0432935682                           05           08/01/01          0
    130257                               O            07/01/31
    0


    5014015          286/286             F          480,000.00         ZZ
                                         360        466,683.01          1
                                       7.375          3,315.24         69
                                       7.125          3,315.24
    SANTA ANA        CA   92705          1            05/29/01         00
    9851111                              05           07/01/01          0
    9851111                              O            06/01/31
    0


    5029186          G75/G75             F          349,450.00         ZZ
                                         360        339,429.22          1
                                       7.375          2,413.57         88
                                       7.125          2,413.57
    EAST BRUNSWICK   NJ   08816          1            04/26/01         10
    0004315520                           05           06/01/01         25
1


    04315520                             O            05/01/31
    0


    5033207          E86/G01             F          358,992.00         ZZ
                                         360        344,869.12          1
                                       7.500          2,510.12         80
                                       7.250          2,510.12
    BOHEMIA          NY   11716          1            06/04/01         00
    0432904092                           05           08/01/01          0
    316741                               O            07/01/31
    0


    5033844          E22/G01             F          365,000.00         ZZ
                                         360        355,875.46          1
                                       7.750          2,614.90         46
                                       7.500          2,614.90
    PLEASANTON       CA   94566          5            06/16/01         00
    0412712960                           05           08/01/01          0
    0412712960                           O            07/01/31
    0


    5033885          E22/G01             F        1,000,000.00         ZZ
                                         360        973,648.26          1
                                       7.625          7,077.94         68
                                       7.375          7,077.94
    HALF MOON BAY    CA   94019          1            06/25/01         00
    0412758385                           05           08/01/01          0
    0412758385                           O            07/01/31
    0


    5035525          994/X14             F          510,000.00         ZZ
                                         360        496,227.28          1
                                       7.375          3,522.44         67
                                       7.125          3,522.44
    SAN JOSE         CA   95120          5            06/01/01         00
    8016036611                           05           08/01/01          0
    718367344                            O            07/01/31
    0


    5037024          994/X14             F          650,000.00         ZZ
                                         360        631,361.05          1
                                       7.375          4,489.39         69
                                       7.125          4,489.39
    AUSTIN           TX   78735          1            04/25/01         00
    8015971354                           03           06/01/01          0
    0218262107                           O            05/01/31
    0


1


    5037053          994/X14             F          368,000.00         ZZ
                                         360        357,790.45          1
                                       7.375          2,541.68         80
                                       7.125          2,541.68
    MONROVIA         CA   91016          2            05/09/01         00
    8015938676                           05           07/01/01          0
    0218208936                           O            06/01/31
    0


    5037072          994/X14             F          361,600.00         ZZ
                                         360        347,146.94          1
                                       7.375          2,497.48         80
                                       7.125          2,497.48
    BEAUMONT         TX   77706          1            05/15/01         00
    8016004650                           05           07/01/01          0
    0218316564                           O            06/01/31
    0


    5037100          994/X14             F          395,000.00         ZZ
                                         360        383,933.05          1
                                       7.500          2,761.90         75
                                       7.250          2,761.90
    REDLANDS         CA   92374          1            04/02/01         00
    8015814521                           05           06/01/01          0
    618014714                            O            05/01/31
    0


    5037120          994/X14             F          387,200.00         ZZ
                                         360        365,391.42          1
                                       7.500          2,707.36         80
                                       7.250          2,707.36
    LEE'S SUMMIT     MO   64081          1            05/24/01         00
    8016037221                           03           07/01/01          0
    0218368276                           O            06/01/31
    0


    5037121          994/X14             F          344,720.00         ZZ
                                         360        335,120.41          1
                                       7.500          2,410.33         80
                                       7.250          2,410.33
    COLLEYVILLE      TX   76034          1            05/31/01         00
    8020052190                           03           07/01/01          0
    0402892270                           O            06/01/31
    0


    5037135          994/X14             F          368,000.00         ZZ
                                         360        357,776.78          1
                                       7.625          2,604.68         80
                                       7.375          2,604.68
1


    SAN JOSE         CA   95122          1            03/28/01         00
    8015868444                           05           06/01/01          0
    0218098287                           O            05/01/31
    0


    5037153          994/X14             F          499,000.00         ZZ
                                         360        378,697.71          1
                                       7.875          3,618.10         65
                                       7.625          3,618.10
    STATEN ISLAND    NY   10312          1            05/17/01         00
    8011385864                           05           07/01/01          0
    0080599827                           O            06/01/31
    0


    5037158          994/X14             F          400,000.00         ZZ
                                         360        389,893.92          1
                                       7.875          2,900.28         85
                                       7.625          2,900.28
    PORTER CORNERS   NY   12859          2            05/17/01         10
    8015917001                           05           07/01/01         12
    0218175218                           O            06/01/31
    0


    5051173          F97/F97             F          360,000.00         ZZ
                                         360        349,676.97          1
                                       7.375          2,486.43         80
                                       7.125          2,486.43
    WILMETT          IL   60091          2            04/09/01         00
    8000070146                           06           06/01/01          0
    8000070146                           O            05/01/31
    0


    5051811          964/G01             F          345,000.00         ZZ
                                         360        336,380.67          1
                                       7.375          2,382.83         75
                                       7.125          2,382.83
    SOUTH SAN FRANC  CA   94080          5            07/30/01         00
    0433053550                           05           10/01/01          0
    400133673                            O            09/01/31
    0


    5053798          E22/G01             F          667,800.00         ZZ
                                         360        649,890.84          1
                                       7.375          4,612.33         70
                                       7.125          4,612.33
    SAN JOSE         CA   95125          2            06/21/01         00
    0412685521                           05           08/01/01          0
    0412685521                           O            07/01/31
    0
1




    5053987          E22/G01             F          400,000.00         ZZ
                                         360        387,509.00          1
                                       7.375          2,762.70         58
                                       7.125          2,762.70
    PARKLAND         FL   33067          1            06/29/01         00
    0412787368                           05           08/01/01          0
    0412787368                           O            07/01/31
    0


    5061887          E22/G01             F          637,000.00         ZZ
                                         360        620,195.16          1
                                       7.500          4,454.00         70
                                       7.250          4,454.00
    SAN FRANCISCO    CA   94132          2            06/25/01         00
    0412748527                           05           08/01/01          0
    0412748527                           O            07/01/31
    0


    5068816          E22/G01             F          137,500.00         ZZ
                                         360        133,533.80          1
                                       8.000          1,008.93         82
                                       7.750          1,008.93
    VISTA            CA   92083          2            06/22/01         04
    0412619124                           01           08/01/01         12
    0412619124                           O            07/01/31
    0


    5070467          964/G01             F          396,000.00         ZZ
                                         360        385,981.09          1
                                       7.500          2,768.89         57
                                       7.250          2,768.89
    ESCONDIDO        CA   92025          5            07/10/01         00
    0432998938                           05           09/01/01          0
    128925                               O            08/01/31
    0


    5070567          U62/G01             F          595,000.00         ZZ
                                         360        579,214.04          1
                                       7.500          4,160.33         70
                                       7.250          4,160.33
    COMMACK          NY   11725          5            06/22/01         00
    0433017621                           03           08/01/01          0
    2001253709                           O            07/01/31
    0


    5073597          964/G01             F          750,000.00         ZZ
                                         360        731,464.97          1
1


                                       7.625          5,308.46         60
                                       7.375          5,308.46
    NOVATO           CA   94949          5            07/13/01         00
    0433008885                           05           09/01/01          0
    128997                               O            08/01/31
    0


    5076585          964/G01             F          650,000.00         ZZ
                                         360        633,166.28          1
                                       7.375          4,489.39         46
                                       7.125          4,489.39
    MANHATTAN BEACH  CA   90266          1            07/16/01         00
    0433081288                           05           09/01/01          0
    134482                               O            08/01/31
    0


    5093798          E11/G01             F          392,000.00         T
                                         360        270,024.03          1
                                       7.500          2,740.92         80
                                       7.250          2,740.92
    ANNANDALE        MN   55302          1            07/27/01         00
    0433055225                           05           09/01/01          0
    0010001033775                        O            08/01/31
    0


    5099899          696/G01             F          397,000.00         ZZ
                                         360        386,598.75          1
                                       7.500          2,775.88         72
                                       7.250          2,775.88
    WASHINGTON       DC   20015          5            07/02/01         00
    0432941466                           05           08/01/01          0
    30101147                             O            07/01/31
    0


    5105293          E82/G01             F          369,000.00         ZZ
                                         360        359,664.51          1
                                       7.500          2,580.10         55
                                       7.250          2,580.10
    ATLANTA          GA   30306          2            05/22/01         00
    0400441523                           05           09/01/01          0
    0400441523                           O            08/01/31
    0


    5110201          575/G01             F          504,000.00         ZZ
                                         360        491,699.96          1
                                       7.500          3,524.04         80
                                       7.250          3,524.04
    MCLEAN           VA   22101          2            08/01/01         00
    0433135084                           05           10/01/01          0
1


    12009312                             O            09/01/31
    0


    5126716          623/G01             F          300,000.00         ZZ
                                         359        290,933.50          1
                                       7.375          2,073.60         43
                                       7.125          2,073.60
    MUSKEGON         MI   49445          5            02/26/01         00
    0432976017                           05           05/01/01          0
    5323093                              O            03/01/31
    0


    5126720          623/G01             F          450,000.00         ZZ
                                         360        436,905.74          1
                                       7.375          3,108.04         75
                                       7.125          3,108.04
    FAIR FIELD       CT   06430          5            05/09/01         00
    0432982429                           05           07/01/01          0
    5339982                              O            06/01/31
    0


    5140938          624/G01             F          348,000.00         ZZ
                                         360        327,215.60          1
                                       7.500          2,433.27         80
                                       7.250          2,433.27
    NIPOMO           CA   93444          1            07/09/01         00
    0433006111                           05           09/01/01          0
    7200510406F                          O            08/01/31
    0


    5149968          E22/G01             F          454,300.00         ZZ
                                         360        442,534.48          1
                                       7.375          3,137.74         70
                                       7.125          3,137.74
    DALLAS           TX   75225          1            07/17/01         00
    0412773046                           05           09/01/01          0
    0412773046                           O            08/01/31
    0


    5150488          E11/G01             F          397,000.00         ZZ
                                         360        279,606.28          1
                                       7.500          2,775.88         57
                                       7.250          2,775.88
    EDINA            MN   55435          5            07/20/01         00
    0433087715                           05           09/01/01          0
    0010001033773                        O            08/01/31
    0


1


    5162088          588/G01             F          416,000.00         ZZ
                                         360        404,839.58          1
                                       7.375          2,873.21         80
                                       7.125          2,873.21
    FRANKLIN TOWNSH  NJ   08867          1            06/15/01         00
    0432965457                           05           08/01/01          0
    1039563                              O            07/01/31
    0


    5173691          405/943             F          457,200.00         ZZ
                                         360        444,985.29          1
                                       7.625          3,236.04         78
                                       7.125          3,236.04
    AUSTIN           TX   78734          2            07/02/01         00
    1753552                              05           08/01/01          0
    0017535527                           O            07/01/31
    0


    5176267          E22/G01             F          825,000.00         ZZ
                                         360        804,312.41          1
                                       7.625          5,839.30         57
                                       7.375          5,839.30
    PLANTATION       FL   33324          2            07/16/01         00
    0412833402                           03           09/01/01          0
    0412833402                           O            08/01/31
    0


    5176781          480/G01             F          425,000.00         ZZ
                                         360        414,247.75          1
                                       7.500          2,971.66         63
                                       7.250          2,971.66
    DAVIE            FL   33328          1            07/25/01         00
    0433073996                           03           09/01/01          0
    3697034                              O            08/01/31
    0


    5185086          E22/G01             F          399,500.00         ZZ
                                         360        389,310.04          1
                                       7.625          2,827.64         80
                                       7.375          2,827.64
    ENCINITAS        CA   92024          1            07/16/01         00
    0412833196                           05           09/01/01          0
    0412833196                           O            08/01/31
    0


    5188110          624/G01             F          337,500.00         ZZ
                                         360        325,916.08          1
                                       7.625          2,388.80         75
                                       7.375          2,388.80
1


    LA HONDA         CA   94020          5            07/16/01         00
    0433031622                           03           09/01/01          0
    88615010616                          O            08/01/31
    0


    5197629          F25/G01             F          434,000.00         ZZ
                                         360        424,364.33          1
                                       8.000          3,184.54         70
                                       7.750          3,184.54
    SOUTH SALEM      NY   10590          1            08/03/01         00
    0433060985                           05           10/01/01          0
    MCDONALD                             O            09/01/31
    0


    5209315          405/943             F          650,000.00         ZZ
                                         360        633,750.46          1
                                       7.750          4,656.68         48
                                       7.250          4,656.68
    PLEASANTON       CA   94566          5            06/25/01         00
    1216529                              05           08/01/01          0
    0012165296                           O            07/01/31
    0


    5210111          116/116             F          632,000.00         ZZ
                                         360        616,145.08          1
                                       7.625          4,473.26         80
                                       7.375          4,473.26
    DALLAS           TX   75225          1            08/03/01         00
    091020286                            05           10/01/01          0
    091020286                            O            09/01/31
    0


    5211270          E22/G01             F          416,000.00         ZZ
                                         360        404,341.40          1
                                       7.375          2,873.21         80
                                       7.125          2,873.21
    HIGHLAND VILLAG  TX   75077          1            07/26/01         00
    0412812299                           03           09/01/01          0
    0412812299                           O            08/01/31
    0


    5212409          E60/G01             F          352,000.00         T
                                         360        298,000.00          1
                                       7.500          2,461.24         65
                                       7.250          2,461.24
    CAMBRIA          CA   93428          1            07/09/01         00
    0433055324                           05           09/01/01          0
    513504                               O            08/01/31
    0
1




    5214554          225/G01             F          373,000.00         ZZ
                                         360        362,499.90          1
                                       7.375          2,576.22         71
                                       7.125          2,576.22
    FAIRFAX STATION  VA   22039          5            05/30/01         00
    0433028446                           05           07/01/01          0
    7270396                              O            06/01/31
    0


    5221147          225/G01             F          384,000.00         ZZ
                                         360        373,701.97          1
                                       7.375          2,652.19         80
                                       7.125          2,652.19
    ALLENHURST       NJ   07711          1            06/07/01         00
    0433028727                           05           08/01/01          0
    8652426                              O            07/01/31
    0


    5228877          E22/G01             F          260,000.00         ZZ
                                         360        253,580.47          1
                                       7.875          1,885.18         70
                                       7.625          1,885.18
    EVANSTON         IL   60201          5            07/25/01         00
    0412847212                           05           09/01/01          0
    0412847212                           O            08/01/31
    0


    5235300          994/X14             F          353,500.00         ZZ
                                         360        344,238.46          1
                                       7.500          2,471.72         76
                                       7.250          2,471.72
    NEW ORLEANS      LA   70115          2            05/30/01         00
    8011440164                           05           08/01/01          0
    0080672498                           O            07/01/31
    0


    5235345          994/X14             F          297,000.00         ZZ
                                         360        289,034.88          1
                                       7.375          2,051.31         77
                                       7.125          2,051.31
    PRESCOTT         AZ   86305          2            06/11/01         00
    8016021787                           05           08/01/01          0
    0218343766                           O            07/01/31
    0


    5235407          994/X14             F          334,000.00         ZZ
                                         360        325,249.13          1
1


                                       7.500          2,335.38         80
                                       7.250          2,335.38
    MANORVILLE       NY   11949          1            06/14/01         00
    8020530559                           05           08/01/01          0
    0403463514                           O            07/01/31
    0


    5239522          369/G01             F          360,000.00         ZZ
                                         360        345,596.18          1
                                       7.750          2,579.09         90
                                       7.500          2,579.09
    CHELMSFORD       MA   01824          1            08/06/01         12
    0433154077                           05           10/01/01         25
    0073189920                           O            09/01/31
    0


    5248383          E82/G01             F          391,100.00         ZZ
                                         360        197,990.11          1
                                       7.375          2,701.23         42
                                       7.125          2,701.23
    LAKE OSWEGO      OR   97034          2            07/27/01         00
    0400444006                           05           09/01/01          0
    0400444006                           O            08/01/31
    0


    5253682          461/G01             F          395,000.00         ZZ
                                         360        385,006.56          1
                                       7.500          2,761.90         41
                                       7.250          2,761.90
    NEWPORT BEACH    CA   92661          2            07/12/01         00
    0433035011                           05           09/01/01          0
    9030592588                           O            08/01/31
    0


    5260284          253/253             F          385,000.00         ZZ
                                         360        372,228.75          1
                                       7.500          2,691.98         70
                                       7.250          2,691.98
    CATHEDRAL CITY   CA   92234          4            07/10/01         00
    954733                               05           09/01/01          0
    BAKER                                O            08/01/31
    0


    5302129          588/G01             F          307,300.00         ZZ
                                         360        299,263.41          1
                                       7.500          2,148.69         72
                                       7.250          2,148.69
    FALLS CHURCH     VA   22043          1            07/16/01         00
    0433074929                           05           09/01/01          0
1


    1045396                              O            08/01/31
    0


    5309033          E82/G01             F          347,400.00         ZZ
                                         360        338,972.81          1
                                       7.625          2,458.88         54
                                       7.375          2,458.88
    BAKERSFIELD      CA   93312          2            08/07/01         00
    0400459004                           05           10/01/01          0
    1985905                              O            09/01/31
    0


    5338532          G75/G75             F          343,600.00         ZZ
                                         360        334,689.72          1
                                       7.375          2,373.16         90
                                       7.125          2,373.16
    CLAYTON          NC   27520          1            07/31/01         12
    0004361945                           03           09/01/01         25
    04361945                             O            08/01/31
    0


    5339813          588/G01             F          350,000.00         ZZ
                                         360        341,749.32          1
                                       7.875          2,537.74         76
                                       7.625          2,537.74
    TOWNSHIP OF NOR  PA   18954          1            07/13/01         00
    0433075173                           05           09/01/01          0
    1045290                              O            08/01/31
    0


    5343725          L60/F27             F          415,000.00         T
                                         360        403,099.86          1
                                       7.375          2,866.30         67
                                       7.125          2,866.30
    PENHOOK          VA   24137          1            04/02/01         00
    6920050679                           03           06/01/01          0
    6920050679                           O            05/01/31
    0


    5369263          E82/G01             F          648,000.00         ZZ
                                         360        632,185.62          1
                                       7.500          4,530.91         80
                                       7.250          4,530.91
    HONOLULU         HI   96822          2            08/13/01         00
    0400466405                           05           10/01/01          0
    1994225                              O            09/01/31
    0


1


    5374203          623/G01             F          560,000.00         ZZ
                                         360        545,497.18          1
                                       7.375          3,867.78         80
                                       7.125          3,867.78
    AURORA           CO   80016          2            07/25/01         00
    0433111606                           03           09/01/01          0
    1984808                              O            08/01/31
    0


    5374205          623/G01             F          349,000.00         ZZ
                                         360        337,065.16          1
                                       7.750          2,500.28         73
                                       7.500          2,500.28
    RIO RANCHO       NM   87124          2            07/18/01         00
    0433111697                           05           09/01/01          0
    1985538                              O            08/01/31
    0


    5384969          E22/G01             F          445,000.00         ZZ
                                         360        427,982.03          1
                                       7.375          3,073.50         50
                                       7.125          3,073.50
    BOCA RATON       FL   33432          2            08/15/01         00
    0412875759                           06           10/01/01          0
    0412875759                           O            09/01/31
    0


    5385333          025/025             F          350,000.00         ZZ
                                         360        340,584.80          1
                                       7.500          2,447.25         80
                                       7.250          2,447.25
    LITTLE ROCK      AR   72223          2            06/21/01         00
    0139259311                           03           08/01/01          0
    0139259311                           O            07/01/31
    0


    5391798          A06/G01             F          630,000.00         ZZ
                                         360        611,902.15          1
                                       7.375          4,351.26         77
                                       7.125          4,351.26
    FENTON           MI   48430          2            08/27/01         00
    0433191053                           05           10/01/01          0
    1000010012962                        O            09/01/31
    0


    5402044          076/076             F          412,000.00         ZZ
                                         360        390,064.47          1
                                       7.500          2,880.76         80
                                       7.250          2,880.76
1


    SPRINGFIELD      MO   65810          2            07/20/01         00
    15436503                             05           09/01/01          0
    5436503                              O            08/01/31
    0


    5402056          076/076             F          339,200.00         ZZ
                                         360        330,518.49          1
                                       7.625          2,400.84         80
                                       7.375          2,400.84
    TRUMBULL         CT   06611          1            06/29/01         00
    18428126                             05           08/01/01          0
    8428126                              O            07/01/31
    0


    5412398          196/G01             F          504,000.00         ZZ
                                         360        490,794.96          1
                                       7.500          3,524.05         70
                                       7.250          3,524.05
    LA CANADA FLINT  CA   91011          1            06/29/01         00
    0433108354                           05           08/01/01          0
    1428982                              O            07/01/31
    0


    5425133          025/025             F          487,294.71         ZZ
                                         343        480,615.10          1
                                       7.625          3,494.29         58
                                       7.375          3,494.29
    HALLANDALE       FL   33009          5            11/13/02         00
    0130172034                           05           12/01/02          0
    0130172034                           O            06/01/31
    0


    5425213          025/025             F          365,000.00         ZZ
                                         360        321,295.17          1
                                       7.750          2,614.91         85
                                       7.500          2,614.91
    DALEVILLE        VA   24083          2            06/21/01         04
    0138807607                           05           08/01/01         12
    0138807607                           O            07/01/31
    0


    5434607          J37/286             F          378,750.00         ZZ
                                         360        368,321.92          1
                                       7.500          2,648.28         75
                                       7.250          2,648.28
    SALADO           TX   76571          1            05/02/01         00
    0376486                              05           07/01/01          0
    5391369                              O            06/01/31
    0
1




    5461977          623/G01             F          428,500.00         ZZ
                                         360        416,215.51          1
                                       7.500          2,996.13         62
                                       7.250          2,996.13
    OAKLEY           UT   84055          5            07/23/01         00
    0433141710                           05           09/01/01          0
    2787286                              O            08/01/31
    0


    5462073          623/G01             F          382,500.00         ZZ
                                         360        372,432.13          1
                                       7.375          2,641.83         75
                                       7.125          2,641.83
    SUWANEE          GA   30024          5            08/01/01         00
    0433144664                           03           09/01/01          0
    5368377                              O            08/01/31
    0


    5467197          G75/G75             F          480,000.00         ZZ
                                         360        468,285.63          1
                                       7.500          3,356.23         72
                                       7.250          3,356.23
    FREDERICK        MD   21701          5            08/03/01         00
    0004411194                           05           10/01/01          0
    04411194                             O            09/01/31
    0


    5468818          286/286             F          414,800.00         ZZ
                                         360        403,033.42          1
                                       7.375          2,864.93         80
                                       7.125          2,864.93
    ZIONSVILLE       IN   46077          1            07/13/01         00
    0396996                              03           09/01/01          0
    396996                               O            08/01/31
    0


    5468845          286/286             F          316,000.00         ZZ
                                         360        307,805.02          1
                                       7.625          2,236.63         80
                                       7.375          2,236.63
    DENVER           CO   80202          1            07/17/01         00
    0443596                              06           09/01/01          0
    443596                               O            08/01/31
    0


    5468878          286/286             F          600,300.00         T
                                         360        586,148.81          1
1


                                       7.875          4,352.59         72
                                       7.625          4,352.59
    NUTRIOSO         AZ   85932          2            07/13/01         00
    0445902                              05           09/01/01          0
    445902                               O            08/01/31
    0


    5473240          076/076             F          388,000.00         ZZ
                                         360        377,951.57          1
                                       7.375          2,679.82         68
                                       7.125          2,679.82
    GERMANTOWN       MD   20874          2            07/31/01         00
    15192115                             05           09/01/01          0
    5192115                              O            08/01/31
    0


    5473260          076/076             F          375,000.00         ZZ
                                         360        366,570.45          1
                                       8.125          2,784.36         90
                                       7.875          2,784.36
    MOUNT SINAI      NY   11766          1            08/06/01         12
    15751843                             05           09/01/01         25
    5751843                              O            08/01/31
    0


    5573869          696/G01             F          358,000.00         ZZ
                                         360        349,381.21          1
                                       7.375          2,472.62         60
                                       7.125          2,472.62
    WASHINGTON       DC   20007          5            09/11/01         00
    0433183282                           05           11/01/01          0
    31201449                             O            10/01/31
    0


    5600503          994/X14             F          324,000.00         ZZ
                                         360        316,266.28          1
                                       7.625          2,293.25         85
                                       7.375          2,293.25
    FORT PIERCE      FL   34951          2            08/06/01         10
    8020536218                           05           10/01/01         12
    403471344                            O            09/01/31
    0


    5607342          025/025             F          656,000.00         ZZ
                                         360        638,407.33          1
                                       7.375          4,530.83         80
                                       7.125          4,530.83
    TAMPA            FL   33629          1            06/27/01         00
    0020832275                           05           08/01/01          0
1


    0020832275                           O            07/01/31
    0


    5608702          025/025             F          336,000.00         ZZ
                                         360        327,587.40          1
                                       7.625          2,378.19         80
                                       7.375          2,378.19
    TACOMA           WA   98443          2            07/11/01         00
    0130384456                           05           09/01/01          0
    0130384456                           O            08/01/31
    0


    5614926          E22/G01             F          381,500.00         ZZ
                                         360        372,528.86          1
                                       7.500          2,667.50         90
                                       7.250          2,667.50
    OVERLAND PARK    KS   66213          2            09/17/01         04
    0412993024                           03           11/01/01         25
    0412993024                           O            10/01/31
    0


    5659944          286/286             F          403,000.00         ZZ
                                         360        392,893.01          1
                                       7.375          2,783.43         79
                                       7.125          2,783.43
    LITTLETON        CO   80124          2            08/09/01         00
    0515875                              03           10/01/01          0
    515875                               O            09/01/31
    0


    5660095          286/286             F          588,000.00         ZZ
                                         360        563,210.16          1
                                       7.375          4,061.17         80
                                       7.125          4,061.17
    DALLAS           TX   75206          2            08/08/01         00
    9882249                              05           10/01/01          0
    9882249                              O            09/01/31
    0


    5704607          E22/G01             F          385,000.00         ZZ
                                         360        368,727.95          1
                                       7.500          2,691.98         70
                                       7.250          2,691.98
    MCKINNEY         TX   75071          5            09/24/01         00
    0413040122                           05           11/01/01          0
    0413040122                           O            10/01/31
    0


1


    5718231          025/025             F          874,300.00         ZZ
                                         360        850,189.02          1
                                       7.500          6,113.24         37
                                       7.250          6,113.24
    RANCHO SANTA FE  CA   92067          2            05/25/01         00
    0138917554                           03           07/01/01          0
    0138917554                           O            06/01/31
    0


    5767364          E22/G01             F          494,000.00         ZZ
                                         360        479,524.78          1
                                       7.375          3,411.94         42
                                       7.125          3,411.94
    MORAGA           CA   94556          5            09/25/01         00
    0413044009                           03           11/01/01          0
    0413044009                           O            10/01/31
    0

   TOTAL NUMBER OF LOANS   :        551

   TOTAL ORIGINAL BALANCE  :   203,038,174.69

   TOTAL PRINCIPAL BALANCE :   182,382,131.46

   TOTAL ORIGINAL P+I      :     1,450,223.93

   TOTAL CURRENT P+I       :     1,449,693.40


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                                    EXHIBIT F-9

  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 09.17.14           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1  FIXED GROUP VII                 CUTOFF : 03/01/04
  POOL       : 0004825
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------------------
      1337902                              .2500
      282,510.72                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1340065                              .2500
      204,320.71                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1341688                              .3750
      323,473.75                          .0500
            7.2500                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1342563                              .2500
      351,157.26                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1342850                              .2500
      171,384.36                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1344670                              .2500
      301,292.80                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1344706                              .2500
      484,724.13                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1344948                              .5000
      236,673.11                          .0500
            7.3750                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1345599                              .2500
      473,585.23                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1345647                              .2500
      451,186.09                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1348476                              .2500
      297,751.47                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1348576                              .2500
      367,392.82                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1348903                              .2500
      357,302.39                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1350342                              .2500
      386,321.92                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      1350635                              .1250
      203,541.96                          .0500
            7.0000                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1351766                              .2500
      424,143.48                          .0500
            6.9500                         .0000
            6.7000                         .0000
            6.6500                         .0000
            6.5000                         .1500

      1386643                              .1700
      342,753.62                          .0500
            7.0000                         .0000
            6.8300                         .0000
            6.7800                         .0000
            6.5000                         .2800

      1492466                              .2500
      398,326.82                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1493081                              .2500
       80,281.96                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1493372                              .2500
       65,364.62                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1668521                              .2500
      507,367.49                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1697769                              .2500
      333,789.29                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      1745910                              .1250
      158,082.95                          .0500
            7.0000                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1761492                              .2500
      412,204.30                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1777302                              .2500
      467,558.49                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1779019                              .2500
      306,271.16                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1783620                              .2500
      373,170.13                          .0500
            7.0500                         .0000
            6.8000                         .0000
            6.7500                         .0000
            6.5000                         .2500

      1785571                              .2500
      313,314.35                          .0500
            7.1500                         .0000
            6.9000                         .0000
            6.8500                         .0000
            6.5000                         .3500

      1786956                              .2500
      528,879.23                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1791472                              .2500
      322,762.55                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      1791874                              .2500
      404,770.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1793293                              .2500
      220,571.80                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1794373                              .2500
      385,586.84                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1797640                              .2500
      324,516.90                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1802131                              .2500
      238,985.95                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1802632                              .2500
      168,348.63                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1803784                              .2500
      386,120.41                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1805302                              .2500
      355,011.64                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      1806833                              .2500
      474,269.66                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1808585                              .2500
      467,866.40                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1808783                              .2500
      608,914.11                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1809998                              .2500
      327,938.26                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1810214                              .2500
      400,508.45                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1810546                              .2500
      433,577.66                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1810592                              .2500
      607,163.50                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1811585                              .2500
      511,228.82                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      1811622                              .2500
      425,063.23                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1811755                              .2500
      609,778.45                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1812025                              .2500
      327,938.26                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1812031                              .2500
      323,060.32                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1812078                              .2500
      262,025.24                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1814010                              .2500
      365,294.62                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1814299                              .2500
      311,553.32                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1814920                              .2500
      249,032.75                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      1815225                              .2500
      356,066.52                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1816256                              .2500
      367,062.05                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1816339                              .2500
      202,298.32                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1817660                              .2500
      495,866.55                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1817940                              .2500
      302,330.23                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1818967                              .2500
      375,193.16                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1819547                              .2500
      178,333.53                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1820373                              .2500
      366,022.57                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1821461                              .2500
      467,546.61                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1822541                              .2500
      542,293.25                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1822563                              .2500
      382,553.66                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1823699                              .2500
      561,967.52                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1824263                              .2500
      482,308.84                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1824361                              .2500
      306,908.89                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1824656                              .2500
      336,509.98                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1824859                              .2500
      354,053.40                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1826280                              .2500
      392,814.45                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1826669                              .2500
      344,752.64                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1826938                              .2500
       66,364.47                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1826970                              .2500
      445,607.32                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1827150                              .2500
      398,066.10                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1827331                              .2500
       83,442.92                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1827765                              .2500
      606,933.54                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1827998                              .2500
      326,864.83                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      1828611                              .2500
      375,976.24                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1829165                              .2500
      377,997.28                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1830710                              .2500
      542,136.60                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1831332                              .2500
      323,107.99                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1831490                              .2500
      312,588.76                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1831512                              .2500
      587,432.74                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1831591                              .2500
      351,821.99                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1831659                              .2500
      404,786.37                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      1835743                              .2500
      439,190.24                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1839641                              .2500
      421,646.01                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1839839                              .2500
      415,854.52                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1841503                              .2500
      281,643.32                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1842010                              .2500
      348,869.69                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1842170                              .2500
      327,374.68                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1845684                              .2500
      322,282.45                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1846044                              .2500
      835,984.30                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1846170                              .2500
      603,018.23                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1846295                              .2500
      217,951.55                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1846309                              .2500
      320,263.16                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1846564                              .2500
      534,151.27                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1846704                              .2500
      523,048.72                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1851437                              .2500
      364,995.04                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1852709                              .2500
      356,047.52                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1853537                              .2500
      436,122.16                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      1853753                              .2500
      313,629.22                          .0500
            6.8500                         .0000
            6.6000                         .0000
            6.5500                         .0000
            6.5000                         .0500

      1853815                              .2500
      329,821.33                          .0500
            6.8000                         .0000
            6.5500                         .0000
            6.5000                         .0000
            6.5000                         .0000

      1853876                              .2500
      392,426.38                          .0500
            6.9500                         .0000
            6.7000                         .0000
            6.6500                         .0000
            6.5000                         .1500

      1854866                              .2500
      283,911.33                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1854958                              .2500
      362,215.94                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1855643                              .2500
      411,182.49                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1855748                              .2500
      269,944.86                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1855951                              .2500
      353,593.71                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      1856283                              .2500
      250,975.57                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1856438                              .2500
      328,823.57                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1857046                              .2500
      330,061.02                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1857311                              .2500
      468,213.85                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1857706                              .2500
      502,428.75                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1858208                              .2500
      440,452.57                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1858982                              .2500
      322,372.28                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1859176                              .2500
      519,663.14                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      1859628                              .2500
      342,250.84                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1872042                              .2500
      728,356.11                          .0500
            6.8500                         .0000
            6.6000                         .0000
            6.5500                         .0000
            6.5000                         .0500

      1877850                              .2500
      306,391.29                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1883865                              .2500
      273,953.88                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1884674                              .2500
      426,616.45                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1891474                              .2500
      455,267.89                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1895042                              .2500
      335,059.09                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1895297                              .2500
      391,910.60                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      1910218                              .2500
      376,802.34                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1910316                              .2500
      354,579.22                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1912650                              .2500
      380,866.39                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1913684                              .2500
      175,824.95                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1913819                              .2500
      163,401.65                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1914489                              .2500
      321,773.78                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1914828                              .2500
      415,694.57                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1914974                              .2500
      613,018.56                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1917512                              .2500
      331,080.22                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1918955                              .2500
      565,186.74                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1919095                              .2500
      568,787.58                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1920011                              .2500
      268,931.83                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1920030                              .2500
      406,483.63                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1920081                              .2500
      426,527.74                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1920270                              .2500
      363,688.78                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1920296                              .2500
      377,422.85                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      1920383                              .2500
      355,498.41                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1920386                              .2500
      439,950.63                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1920452                              .2500
      610,481.92                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1921227                              .2500
      353,383.72                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      1923366                              .2500
      452,540.05                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      1923586                              .2500
      495,526.03                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1923773                              .2500
      354,278.78                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      1924020                              .2500
      347,908.92                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      1925777                              .2500
      379,134.67                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      1927298                              .2500
      362,581.34                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2682363                              .2500
      380,234.02                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2686085                              .2500
      482,909.83                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2695608                              .2500
      326,922.95                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2705722                              .2500
      328,093.21                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2705738                              .2500
      329,723.55                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2706011                              .2500
      133,366.56                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      2706075                              .2500
      368,796.74                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2715693                              .2500
      495,257.95                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2748100                              .2500
      704,094.06                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2761684                              .2500
      128,675.61                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2761718                              .2500
      348,183.15                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2797188                              .2500
      348,947.93                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2810580                              .2500
      373,067.31                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2828153                              .2500
      517,841.79                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      2829374                              .2500
      376,957.45                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2829379                              .2500
      314,947.97                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2829391                              .2500
      317,717.37                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2829425                              .2500
      424,628.97                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2829452                              .2500
      368,672.05                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2833121                              .2500
      331,565.12                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2842429                              .2500
      425,447.31                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      2849713                              .2500
      351,220.68                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      2849731                              .2500
      384,511.16                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      2849762                              .2500
      534,431.69                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      2849889                              .2500
      155,953.44                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4437694                              .2500
      370,012.22                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4445832                              .2500
      392,405.89                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4445857                              .2500
      571,702.00                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4509682                              .2500
      387,016.95                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4509728                              .2500
      314,318.71                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      4516309                              .2500
      346,620.30                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4526650                              .2500
      481,718.90                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4531748                              .2500
      580,436.82                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4532847                              .2500
      481,087.25                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4538130                              .2500
      368,665.71                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4600569                              .2500
      379,079.41                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4602954                              .2500
      328,922.89                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4610478                              .2500
      604,716.58                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      4615509                              .2500
      413,037.00                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4627776                              .2500
      397,102.91                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4627798                              .2500
      405,439.18                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4638312                              .2500
      387,424.22                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4645926                              .2500
      441,275.01                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4647099                              .2500
      514,500.58                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4647374                              .2500
      404,386.81                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4654545                              .2500
      445,110.14                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      4655512                              .2500
      382,680.07                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4657296                              .2500
      334,545.29                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4662763                              .2500
      469,465.54                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4667469                              .2500
      727,272.18                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4667707                              .2500
      279,272.53                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4667765                              .2500
      322,032.44                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4667942                              .2500
      629,311.03                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4672525                              .2500
      529,926.23                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      4679311                              .2500
      395,747.95                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4690979                              .2500
      210,376.04                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4697964                              .2500
      332,470.19                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4714632                              .5000
      369,004.51                          .0500
            7.5000                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4714659                              .3750
      366,088.51                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4714661                              .7500
      583,923.31                          .0500
            7.7500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4714667                              .6250
      407,002.18                          .0500
            7.3750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4714672                              .5000
      524,153.25                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      4714684                              .5000
      789,945.13                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4714685                              .3750
      327,364.61                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4714690                              .5000
      368,168.88                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4714691                              .3750
      481,105.00                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4723445                              .2500
      378,554.99                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4739042                              .2500
      319,074.76                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4739962                              .2500
      633,583.82                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4750578                              .2500
      391,596.55                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      4750955                              .2500
      327,717.17                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4753263                              .2500
      665,626.16                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4763341                              .2500
      377,221.44                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4764303                              .2500
      384,367.17                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4767060                              .2500
      347,287.23                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4768987                              .2500
      356,581.38                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4772787                              .2500
      355,510.55                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4775883                              .2500
      460,055.46                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      4781104                              .2500
      368,321.42                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4803914                              .3750
      347,464.65                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4803933                              .3750
      407,387.43                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4832297                              .2500
      461,933.85                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4832357                              .2500
      483,484.12                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4836766                              .2500
      324,827.27                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4836865                              .2500
      381,973.17                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4848596                              .2500
      391,892.44                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      4863011                              .2500
      555,008.62                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4864863                              .2500
      349,090.60                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4881230                              .2500
      533,258.54                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4886014                              .2500
      408,074.39                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4899493                              .2500
      374,823.88                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4904571                              .5000
      380,052.92                          .0500
            7.3750                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4925132                              .2500
      387,782.41                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      4948681                              .2500
      342,510.50                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      4974521                              .2500
      337,280.81                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      4982808                              .3750
      462,853.36                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4982809                              .5000
      296,825.48                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4982810                              .7500
      384,293.12                          .0500
            7.5000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4982815                              .7500
      339,751.06                          .0500
            7.5000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4982825                              .6250
      369,485.90                          .0500
            7.3750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4982831                              .3750
      299,864.35                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4982839                              .5000
      348,576.48                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      4982842                              .2500
      776,213.13                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4982861                              .5000
      342,005.22                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4982887                              .5000
      327,423.03                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      4992303                              .2500
      415,976.86                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      4994979                              .2500
      426,558.41                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5013925                              .2500
      391,831.86                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5016089                              .2500
      501,014.17                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5017257                              .2500
      388,234.28                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      5018023                              .2500
      337,379.79                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5033856                              .2500
      365,879.20                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5036915                              .2500
      356,682.72                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5036934                              .2500
      340,847.13                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5036966                              .2500
      360,476.01                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5037007                              .2500
      581,538.56                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5055222                              .2500
      388,106.62                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5068813                              .2500
      345,999.53                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      5075643                              .5000
      610,762.31                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5075909                              .3750
      359,606.26                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5077359                              .2500
      467,845.70                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5101186                              .2500
      380,210.66                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5105151                              .2500
      445,185.05                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5110918                              .2500
      505,226.29                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5122098                              .2500
      454,329.99                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5122113                              .2500
      367,494.71                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      5122647                              .2500
      456,175.33                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5124181                              .2500
      348,948.77                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5126706                              .2500
      330,667.50                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5126712                              .2500
      145,905.59                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5128717                              .2500
      400,382.90                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5141542                              .2500
      340,722.04                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5149971                              .2500
      340,053.89                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5173713                              .5000
      613,141.60                          .0500
            7.5000                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      5185001                              .2500
      627,890.12                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5192586                              .2500
      403,018.38                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5202513                              .2500
      504,149.13                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5209396                              .5000
      375,029.28                          .0500
            7.3750                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5216595                              .2500
      384,983.43                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5218438                              .2500
      355,381.58                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5221757                              .2500
      353,107.11                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5235419                              .2500
      338,481.90                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      5235429                              .2500
      442,229.50                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5235432                              .2500
      341,532.07                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5235443                              .2500
      387,049.71                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5237989                              .2500
      631,532.77                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5246451                              .2500
      505,892.11                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5250615                              .2500
      480,346.27                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5253668                              .2500
      459,487.91                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5253695                              .2500
      539,612.16                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      5259748                              .2500
      607,250.94                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5259762                              .2500
      388,642.07                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5265511                              .2500
      555,339.79                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5265588                              .2500
      590,015.15                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5267809                              .2500
      397,865.93                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5287836                              .2500
      420,754.33                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5291155                              .2500
      393,861.38                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5304313                              .2500
      329,452.71                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      5308838                              .2500
      372,695.06                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5308877                              .2500
      334,982.14                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5309037                              .2500
      355,227.58                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5319201                              .2500
      379,791.76                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5343556                              .2500
      630,673.06                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5343571                              .2500
      362,574.42                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5343707                              .2500
      364,480.89                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5343714                              .2500
      379,040.34                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      5353426                              .2500
      730,819.92                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5357096                              .2500
      542,245.50                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5369065                              .2500
      313,758.30                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5369500                              .2500
      485,954.58                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5369643                              .2500
      515,704.68                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5374237                              .2500
      616,804.38                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5384996                              .2500
      510,794.28                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5384999                              .2500
      534,697.29                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500
1



      5403012                              .2500
      540,670.86                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5408428                              .2500
      360,192.05                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5412340                              .2500
      437,272.34                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5412416                              .2500
      341,543.09                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5413318                              .2500
      371,715.23                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5413603                              .2500
      505,727.49                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5421189                              .5000
      342,699.55                          .0500
            7.3750                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5425164                              .2500
      478,954.19                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      5428093                              .2500
      389,034.32                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5439140                              .2500
      390,220.73                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5443993                              .2500
      354,543.12                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5459483                              .2500
      369,820.33                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5468552                              .2500
      340,362.43                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5468937                              .2500
      388,785.26                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5468976                              .2500
      486,553.27                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5471325                              .2500
      492,755.20                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250
1



      5471376                              .2500
      350,096.11                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5475436                              .2500
      462,031.30                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5494390                              .2500
      368,006.11                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5507646                              .2500
      408,755.06                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5569223                              .2500
      557,027.80                          .0500
            7.1250                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5571430                              .2500
      456,042.22                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5580720                              .3750
      630,123.81                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5581832                              .6250
      339,305.74                          .0500
            7.3750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      5581838                              .5000
      389,770.42                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5581868                              .6250
      387,482.88                          .0500
            7.3750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5581871                              .6250
      374,400.30                          .0500
            7.3750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5581876                              .5000
      336,177.08                          .0500
            7.2500                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5581894                              .6250
      371,299.53                          .0500
            7.3750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5581985                              .5000
      620,032.09                          .0500
            7.3750                         .0000
            6.8750                         .0000
            6.8250                         .0000
            6.5000                         .3250

      5582094                              .6250
      346,011.27                          .0500
            7.3750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5582095                              .3750
      390,503.45                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000
1



      5582102                              .3750
      298,964.08                          .0500
            7.1250                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5582119                              .6250
      511,883.47                          .0500
            7.3750                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5582178                              .2500
      330,768.66                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5600343                              .2500
      356,550.44                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5607027                              .2500
      323,882.83                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5614828                              .2500
      365,622.03                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5614848                              .2500
      403,311.35                          .0500
            7.0000                         .0000
            6.7500                         .0000
            6.7000                         .0000
            6.5000                         .2000

      5648285                              .2500
      336,379.48                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750
1



      5652486                              .2500
      439,327.00                          .0500
            6.8750                         .0000
            6.6250                         .0000
            6.5750                         .0000
            6.5000                         .0750

      5678165                              .2500
      355,992.06                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5704895                              .2500
      371,805.36                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

      5729394                              .2500
      292,327.90                          .0500
            7.2500                         .0000
            7.0000                         .0000
            6.9500                         .0000
            6.5000                         .4500

  TOTAL NUMBER OF LOANS:      370
  TOTAL BALANCE........:        147,935,044.00


  RUN ON     : 03/29/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 09.17.14            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004825
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  --------------------------------------------------------------------------
  CURR NOTE RATE                        7.1023            6.8000      7.7500
  RFC NET RATE                          6.8242            6.5500      7.0000
  NET MTG RATE(INVSTR RATE)             6.7742            6.5000      6.9500
  POST STRIP RATE                       6.5000            6.5000      6.5000
  SUB SERV FEE                           .2781             .1250       .7500
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .2742             .0000       .4500







  TOTAL NUMBER OF LOANS:   370
  TOTAL BALANCE........:     147,935,044.00


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 09.17.14          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED GROUP VII                  CUTOFF : 03/01/04
  POOL       : 0004825
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1337902          010/M32             F          336,000.00         ZZ
                                         360        282,510.72          1
                                       7.250          2,292.12         80
                                       7.000          2,292.12
    REDONDO BEACH    CA   90278          1            07/16/93         00
    009710708                            01           09/01/93          0
    19156009                             O            08/01/23
    0


    1340065          445/M32             F          380,000.00         ZZ
                                         360        204,320.71          1
                                       7.250          2,592.27         80
                                       7.000          2,592.27
    FREMONT          CA   94539          1            07/13/93         00
    302732029                            05           09/01/93          0
    20015935                             O            08/01/23
    0


    1341688          606/M32             F          380,000.00         ZZ
                                         360        323,473.75          1
                                       7.250          2,592.27         74
                                       6.875          2,592.27
    LOS ANGELES      CA   91436          2            07/22/93         00
    302735857                            05           09/01/93          0
    52000089                             O            08/01/23
    0


    1342563          976/076             F          416,000.00         ZZ
                                         360        351,157.26          1
                                       7.000          2,767.66         80
                                       6.750          2,767.66
    GREAT FALLS      VA   22066          1            07/15/93         00
    10581161                             05           09/01/93          0
1


    007529                               O            08/01/23
    0


    1342850          069/M32             F          400,000.00         ZZ
                                         360        171,384.36          1
                                       7.000          2,661.21         62
                                       6.750          2,661.21
    (STUDIO CITY AR  CA   91604          2            08/26/93         00
    009713546                            05           11/01/93          0
    1903368                              O            10/01/23
    0


    1344670          444/X14             F          357,200.00         ZZ
                                         360        301,292.80          1
                                       6.875          2,346.55         80
                                       6.625          2,346.55
    DULUTH           GA   30136          1            07/26/93         00
    8008721048                           03           09/01/93          0
    6655682                              O            08/01/23
    0


    1344706          487/X14             F          600,000.00         ZZ
                                         360        484,724.13          1
                                       6.875          3,941.57         56
                                       6.625          3,941.57
    OYSTER BAY COVE  NY   11771          1            09/14/93         00
    8012843234                           05           11/01/93          0
    7000038910                           O            10/01/23
    0


    1344948          597/076             F          276,000.00         ZZ
                                         360        236,673.11          1
                                       7.375          1,906.26         80
                                       6.875          1,906.26
    BRIDGEWATER      NJ   08807          2            09/22/93         00
    11425446                             05           11/01/93          0
    330421                               O            10/01/23
    0


    1345599          472/M32             F          560,000.00         ZZ
                                         360        473,585.23          1
                                       7.125          3,772.82         80
                                       6.875          3,772.82
    ROLLING HILLS E  CA   90274          1            08/12/93         00
    007009178                            05           10/01/93          0
    006000033407                         O            09/01/23
    0


1


    1345647          550/550             F          532,000.00         ZZ
                                         360        451,186.09          1
                                       7.000          3,539.41         74
                                       6.750          3,539.41
    SAN FRANCISCO    CA   94133          2            08/20/93         00
    120134536000000                      05           10/01/93          0
    120134536                            O            09/01/23
    0


    1348476          637/447             F          350,000.00         ZZ
                                         360        297,751.47          1
                                       7.125          2,358.02         68
                                       6.875          2,358.02
    AUSTIN           TX   78746          1            08/25/93         00
    2848540                              05           10/01/93          0
    2688307                              O            09/01/23
    0


    1348576          637/447             F          433,200.00         ZZ
                                         360        367,392.82          1
                                       7.000          2,882.10         80
                                       6.750          2,882.10
    ROLLING HILLS E  CA   90274          1            08/24/93         00
    2848106                              05           10/01/93          0
    2590529                              O            09/01/23
    0


    1348903          267/943             F          420,000.00         ZZ
                                         360        357,302.39          1
                                       7.125          2,829.62         75
                                       6.875          2,829.62
    GLENDALE         CA   91207          1            08/19/93         00
    541712912                            05           10/01/93          0
    7129122                              O            09/01/23
    0


    1350342          704/670             F          455,000.00         ZZ
                                         360        386,321.92          1
                                       7.125          3,065.42         76
                                       6.875          3,065.42
    SAN DIEGO        CA   92115          1            08/20/93         00
    3035029889                           05           10/01/93          0
    930603857                            O            09/01/23
    0


    1350635          560/560             F          240,000.00         ZZ
                                         360        203,541.96          1
                                       7.000          1,596.73         80
                                       6.875          1,596.73
1


    ROSWELL          GA   30075          1            08/20/93         00
    220981179                            05           10/01/93          0
    410317606                            O            09/01/23
    0


    1351766          686/686             F          500,000.00         ZZ
                                         360        424,143.48          1
                                       6.950          3,309.74         63
                                       6.700          3,309.74
    FAIRFAX STATION  VA   22039          2            08/31/93         00
    0815303763                           05           11/01/93          0
    030815303763                         O            10/01/23
    0


    1386643          375/M32             F          402,000.00         ZZ
                                         360        342,753.62          1
                                       7.000          2,674.52         71
                                       6.830          2,674.52
    ROCKVILLE        MD   20852          2            05/02/94         00
    009716309                            05           07/01/94          0
    318397                               O            06/01/24
    0


    1492466          F45/X14             F          448,400.00         ZZ
                                         360        398,326.82          1
                                       7.125          3,020.96         78
                                       6.875          3,020.96
    VIENNA           VA   22182          1            08/11/95         00
    8012889401                           05           10/01/95          0
    648444                               O            09/01/25
    0


    1493081          F45/X14             F          410,000.00         ZZ
                                         360         80,281.96          1
                                       7.125          2,762.25         65
                                       6.875          2,762.25
    FAIRFIELD        CT   06432          1            12/19/95         00
    8012910637                           05           02/01/96          0
    743872                               O            01/01/26
    0


    1493372          F45/X14             F           84,000.00         ZZ
                                         360         65,364.62          1
                                       7.000            558.85         72
                                       6.750            558.85
    WEST BABYLON     NY   11704          5            02/27/96         00
    8012917384                           05           05/01/96          0
    764217                               O            04/01/26
    0
1




    1668521          144/144             F          650,000.00         ZZ
                                         360        507,367.49          1
                                       7.125          4,379.17         73
                                       6.875          4,379.17
    OLD TAPPAN       NJ   07675          1            02/24/94         00
    160555334000000                      05           04/01/94          0
    160555334                            O            03/01/24
    0


    1697769          168/168             F          360,000.00         ZZ
                                         360        333,789.29          1
                                       7.125          2,425.39         74
                                       6.875          2,425.39
    GARDEN CITY      NY   11530          1            01/30/98         00
    2374377                              05           03/01/98          0
    239743776                            O            02/01/28
    0


    1745910          F97/F97             F          300,000.00         ZZ
                                         191        158,082.95          1
                                       7.000          2,677.42         64
                                       6.875          2,677.42
    GOLF             IL   60029          1            02/03/95         00
    335745                               05           04/01/95          0
    335745                               O            02/01/11
    0


    1761492          H22/G02             F          450,000.00         ZZ
                                         360        412,204.30          1
                                       7.250          3,069.79         65
                                       7.000          3,069.79
    NEW CITY         NY   10956          1            08/05/98         00
    0430965418                           05           10/01/98          0
    9805028                              O            09/01/28
    0


    1777302          144/144             F          500,000.00         ZZ
                                         360        467,558.49          1
                                       6.875          3,284.64         72
                                       6.625          3,284.64
    UPPER NYACK      NY   10960          1            10/07/98         00
    160627612000000                      05           12/01/98          0
    160627612                            O            11/01/28
    0


    1779019          H22/G01             F          370,000.00         ZZ
                                         360        306,271.16          1
1


                                       7.250          2,524.05         65
                                       7.000          2,524.05
    MANHASSET        NY   11030          1            08/28/98         00
    0431000645                           05           10/01/98          0
    9806046                              O            09/01/28
    0


    1783620          439/G01             F          400,000.00         ZZ
                                         360        373,170.13          1
                                       7.050          2,674.66         70
                                       6.800          2,674.66
    HUNTINGTON BAY   NY   11743          1            07/07/98         00
    0430998336                           05           09/01/98          0
    1959162                              O            08/01/28
    0


    1785571          439/G02             F          335,200.00         ZZ
                                         360        313,314.35          1
                                       7.150          2,263.97         80
                                       6.900          2,263.97
    BEDFORD HILLS    NY   10507          1            07/23/98         00
    0430986968                           05           09/01/98          0
    1967250                              O            08/01/28
    0


    1786956          225/447             F          585,000.00         ZZ
                                         360        528,879.23          1
                                       7.250          3,990.73         57
                                       7.000          3,990.73
    CHAPEL HILL      NC   27514          2            07/15/98         00
    3970784                              03           09/01/98          0
    8910201                              O            08/01/28
    0


    1791472          637/G01             F          377,073.00         ZZ
                                         360        322,762.55          1
                                       7.125          2,540.41         59
                                       6.875          2,540.41
    LAFAYETTE        CA   94549          2            07/21/98         00
    0430998732                           05           09/01/98          0
    0011198819                           O            08/01/28
    0


    1791874          M47/G02             F          432,000.00         ZZ
                                         360        404,770.00          2
                                       7.250          2,947.00         80
                                       7.000          2,947.00
    LAS VEGAS        NV   89117          1            08/17/98         00
    0430984187                           03           10/01/98          0
1


    301490                               O            09/01/28
    0


    1793293          964/G01             F          240,000.00         ZZ
                                         360        220,571.80          1
                                       7.125          1,616.92         75
                                       6.875          1,616.92
    WHITTIER         CA   90603          2            08/13/98         00
    0430994830                           05           10/01/98          0
    40188                                O            09/01/28
    0


    1794373          654/G01             F          411,750.00         ZZ
                                         360        385,586.84          1
                                       7.250          2,808.86         75
                                       7.000          2,808.86
    VENTURA          CA   93003          5            08/14/98         00
    0430995076                           05           10/01/98          0
    71001645                             O            09/01/28
    0


    1797640          B49/G01             F          369,000.00         ZZ
                                         360        324,516.90          1
                                       7.125          2,486.03         64
                                       6.875          2,486.03
    LOUISVILLE       CO   80027          2            09/18/98         00
    0431054840                           03           11/01/98          0
    0307003                              O            10/01/28
    0


    1802131          623/994             F          257,450.00         ZZ
                                         360        238,985.95          1
                                       7.250          1,756.26         95
                                       7.000          1,756.26
    LAS VEGAS        NV   89117          1            07/27/98         04
    5965313595                           03           09/01/98         30
    7141952                              O            08/01/28
    0


    1802632          976/076             F          180,000.00         ZZ
                                         360        168,348.63          1
                                       7.125          1,212.70         80
                                       6.875          1,212.70
    ASTORIA          OR   97103          5            08/05/98         00
    15016980                             05           10/01/98          0
    5517966                              O            09/01/28
    0


1


    1803784          637/G01             F          430,000.00         ZZ
                                         360        386,120.41          1
                                       6.875          2,824.80         59
                                       6.625          2,824.80
    PACIFIC GROVE    CA   93950          5            08/19/98         00
    0431018167                           05           10/01/98          0
    0010933836                           O            09/01/28
    0


    1805302          201/G01             F          380,000.00         ZZ
                                         360        355,011.64          1
                                       7.000          2,528.15         77
                                       6.750          2,528.15
    BETHLEHEM        NJ   08827          1            08/19/98         00
    0431026939                           03           10/01/98          0
    1309082632                           O            09/01/28
    0


    1806833          731/G01             F          507,500.00         ZZ
                                         360        474,269.66          1
                                       7.000          3,376.41         70
                                       6.750          3,376.41
    SAN JOSE         CA   95125          5            09/28/98         00
    0431089747                           05           11/01/98          0
    114257084                            O            10/01/28
    0


    1808585          526/686             F          499,975.00         ZZ
                                         360        467,866.40          1
                                       7.250          3,410.71         37
                                       7.000          3,410.71
    WAYNESVILLE      NC   28786          5            07/31/98         00
    6103336167                           05           09/01/98          0
    333616                               O            08/01/28
    0


    1808783          E22/G01             F          650,000.00         ZZ
                                         360        608,914.11          1
                                       7.125          4,379.17         69
                                       6.875          4,379.17
    CRYSTAL BAY      NV   89402          2            09/14/98         00
    0410804587                           05           11/01/98          0
    410804587                            O            10/01/28
    0


    1809998          637/G01             F          350,000.00         ZZ
                                         360        327,938.26          1
                                       7.250          2,387.62         52
                                       7.000          2,387.62
1


    SUNNYVALE        CA   94087          2            08/14/98         00
    0431045434                           05           10/01/98          0
    0013371851                           O            09/01/28
    0


    1810214          A06/G01             F          444,000.00         ZZ
                                         360        400,508.45          1
                                       7.250          3,028.87         80
                                       7.000          3,028.87
    CLEAR WATER      FL   34684          2            09/03/98         00
    0431062934                           05           11/01/98          0
    101700009717105                      O            10/01/28
    0


    1810546          025/025             F          464,000.00         ZZ
                                         360        433,577.66          1
                                       7.125          3,126.05         80
                                       6.875          3,126.05
    ALPHARETTA       GA   30005          1            07/31/98         00
    0005114772                           03           09/01/98          0
    511477                               O            08/01/28
    0


    1810592          025/025             F          649,900.00         ZZ
                                         360        607,163.50          1
                                       7.000          4,323.80         74
                                       6.750          4,323.80
    KNOXVILLE        TN   37922          2            08/21/98         00
    0007897226                           03           10/01/98          0
    789722                               O            09/01/28
    0


    1811585          696/G01             F          553,000.00         ZZ
                                         360        511,228.82          1
                                       7.250          3,772.43         70
                                       7.000          3,772.43
    GREAT FALLS      VA   22066          5            09/22/98         00
    0431040633                           05           11/01/98          0
    2378285                              O            10/01/28
    0


    1811622          E22/G01             F          454,400.00         ZZ
                                         360        425,063.23          1
                                       7.000          3,023.13         80
                                       6.750          3,023.13
    MOUTAIN VIEW     CA   94040          1            09/14/98         00
    0411051006                           05           11/01/98          0
    411051006                            O            10/01/28
    0
1




    1811755          195/G01             F          650,000.00         ZZ
                                         360        609,778.45          1
                                       7.250          4,434.15         42
                                       7.000          4,434.15
    WILTON           CT   06897          2            09/24/98         00
    0431046275                           05           11/01/98          0
    59834                                O            10/01/28
    0


    1812025          076/076             F          350,000.00         ZZ
                                         360        327,938.26          1
                                       7.250          2,387.62         88
                                       7.000          2,387.62
    RIDGEFIELD       CT   06877          1            08/14/98         14
    17250855                             05           10/01/98         25
    7250855                              O            09/01/28
    0


    1812031          076/076             F          345,800.00         ZZ
                                         360        323,060.32          1
                                       7.000          2,300.62         76
                                       6.750          2,300.62
    ADVANCE          NC   27006          1            08/21/98         00
    17253248                             03           10/01/98          0
    7253248                              O            09/01/28
    0


    1812078          076/076             F          280,000.00         ZZ
                                         360        262,025.24          1
                                       7.250          1,910.10         76
                                       7.000          1,910.10
    COLORADO SPRING  CO   80906          1            07/13/98         00
    17328881                             05           09/01/98          0
    7328881                              O            08/01/28
    0


    1814010          638/G01             F          467,000.00         ZZ
                                         360        365,294.62          1
                                       7.000          3,106.96         76
                                       6.750          3,106.96
    DULUTH           GA   30097          2            09/15/98         00
    0431052984                           03           11/01/98          0
    8791328                              O            10/01/28
    0


    1814299          588/G01             F          336,000.00         ZZ
                                         360        311,553.32          1
1


                                       7.250          2,292.12         80
                                       7.000          2,292.12
    MILLBURN TOWNSH  NJ   07078          2            08/26/98         00
    0431053396                           05           10/01/98          0
    980701152                            O            09/01/28
    0


    1814920          077/077             F          265,500.00         ZZ
                                         360        249,032.75          1
                                       7.250          1,811.18         90
                                       7.000          1,811.18
    CARLISLE         KY   40311          1            09/24/98         01
    0315524                              05           11/01/98         25
    315524                               O            10/01/28
    0


    1815225          K09/G01             F          381,120.00         ZZ
                                         360        356,066.52          1
                                       6.875          2,503.69         80
                                       6.625          2,503.69
    HIGHLAND         UT   84003          1            10/05/98         00
    0431061241                           05           12/01/98          0
    312399                               O            11/01/28
    0


    1816256          B57/G01             F          391,200.00         ZZ
                                         360        367,062.05          1
                                       7.250          2,668.68         80
                                       7.000          2,668.68
    LOS ANGELES      CA   90025          1            10/01/98         00
    0431064641                           05           12/01/98          0
    9821236                              O            11/01/28
    0


    1816339          665/G01             F          349,700.00         ZZ
                                         360        202,298.32          1
                                       7.000          2,326.56         90
                                       6.750          2,326.56
    SALINAS          CA   93901          1            09/25/98         10
    0431077999                           05           11/01/98         25
    9801224922                           O            10/01/28
    0


    1817660          025/025             F          532,000.00         ZZ
                                         360        495,866.55          1
                                       7.250          3,629.18         80
                                       7.000          3,629.18
    KNOXVILLE        TN   37922          1            06/01/98         00
    0008945982                           03           07/01/98          0
1


    894598                               O            06/01/28
    0


    1817940          966/G01             F          340,000.00         ZZ
                                         360        302,330.23          1
                                       7.000          2,262.03         82
                                       6.750          2,262.03
    PLANO            TX   75075          2            09/24/98         14
    0431062694                           05           11/01/98         12
    30007502                             O            10/01/28
    0


    1818967          J95/J95             F          408,000.00         ZZ
                                         360        375,193.16          1
                                       6.875          2,680.27         80
                                       6.625          2,680.27
    CASTRO VALLEY    CA   94546          1            08/11/98         00
    0013124599                           05           10/01/98          0
    0013124599                           O            09/01/28
    0


    1819547          287/076             F          438,750.00         ZZ
                                         360        178,333.53          1
                                       7.000          2,919.02         65
                                       6.750          2,919.02
    SCOTTSDALE       AZ   85253          2            10/26/93         00
    17506540                             05           12/01/93          0
    175065408                            O            11/01/23
    0


    1820373          638/G01             F          392,000.00         ZZ
                                         360        366,022.57          1
                                       6.875          2,575.16         80
                                       6.625          2,575.16
    ORINDA           CA   94563          1            09/23/98         00
    0431065408                           05           11/01/98          0
    8797202                              O            10/01/28
    0


    1821461          J95/J95             F          499,000.00         ZZ
                                         360        467,546.61          1
                                       7.250          3,404.06         71
                                       7.000          3,404.06
    INCLINE VILLAGE  NV   89451          2            08/13/98         00
    0013055520                           05           10/01/98          0
    0013055520                           O            09/01/28
    0


1


    1822541          287/076             F          663,500.00         ZZ
                                         360        542,293.25          1
                                       7.125          4,470.13         68
                                       6.875          4,470.13
    PHOENIX          AZ   85028          2            11/02/93         00
    17656252                             05           01/01/94          0
    176562528                            O            12/01/23
    0


    1822563          287/076             F          452,800.00         ZZ
                                         360        382,553.66          1
                                       6.875          2,974.58         80
                                       6.625          2,974.58
    PARADISE VALLEY  AZ   85253          1            09/20/93         00
    17657931                             05           11/01/93          0
    176579316                            O            10/01/23
    0


    1823699          601/G01             F          600,000.00         ZZ
                                         360        561,967.52          1
                                       7.000          3,991.81         72
                                       6.750          3,991.81
    LADUE            MO   63124          1            10/05/98         00
    0431069012                           03           12/01/98          0
    12536256                             O            11/01/28
    0


    1824263          757/G01             F          528,000.00         ZZ
                                         360        482,308.84          1
                                       7.125          3,557.24         80
                                       6.875          3,557.24
    JACKSONVILLE     FL   32210          1            10/16/98         00
    0431086206                           05           12/01/98          0
    3598737                              O            11/01/28
    0


    1824361          967/G01             F          331,800.00         ZZ
                                         360        306,908.89          1
                                       7.000          2,207.47         67
                                       6.750          2,207.47
    SEATTLE          WA   98119          5            09/29/98         00
    0431092576                           05           12/01/98          0
    4556221                              O            11/01/28
    0


    1824656          E82/G01             F          362,000.00         ZZ
                                         360        336,509.98          1
                                       6.875          2,378.08         90
                                       6.625          2,378.08
1


    SILVER SPRINGS   MD   20902          2            10/09/98         04
    0400150256                           05           12/01/98         25
    0400150256                           O            11/01/28
    0


    1824859          F28/G01             F          380,000.00         ZZ
                                         360        354,053.40          1
                                       6.875          2,496.33         73
                                       6.625          2,496.33
    BLOOMFIELD HILL  MI   48322          1            08/28/98         00
    0431074418                           05           10/01/98          0
    4086355                              O            09/01/28
    0


    1826280          A46/G01             F          420,000.00         ZZ
                                         360        392,814.45          1
                                       6.875          2,759.10         70
                                       6.625          2,759.10
    HOUSTON          TX   77005          1            10/14/98         00
    0431079235                           05           12/01/98          0
    0132310                              O            11/01/28
    0


    1826669          638/G01             F          369,600.00         ZZ
                                         360        344,752.64          1
                                       7.125          2,490.06         80
                                       6.875          2,490.06
    MIAMI            FL   33176          1            10/08/98         00
    0431075522                           05           12/01/98          0
    8796721                              O            11/01/28
    0


    1826938          637/G01             F           71,250.00         ZZ
                                         360         66,364.47          1
                                       7.000            474.03         95
                                       6.750            474.03
    WASHINGTON DC    DC   20003          2            09/28/98         12
    0431077122                           05           11/01/98         30
    11235249                             O            10/01/28
    0


    1826970          765/G01             F          475,000.00         ZZ
                                         360        445,607.32          1
                                       7.250          3,240.34         79
                                       7.000          3,240.34
    LOS ANGELES      CA   90034          2            09/28/98         00
    0431079144                           05           11/01/98          0
    180124                               O            10/01/28
    0
1




    1827150          026/G01             F          425,000.00         T
                                         360        398,066.10          1
                                       7.000          2,827.54         74
                                       6.750          2,827.54
    VIRGINIA BEACH   VA   23451          1            10/16/98         00
    0431080399                           01           12/01/98          0
    65645                                O            11/01/28
    0


    1827331          637/G01             F          448,000.00         ZZ
                                         360         83,442.92          1
                                       7.000          2,980.56         76
                                       6.750          2,980.56
    FOSTER CITY      CA   94404          2            09/29/98         00
    0431084573                           03           11/01/98          0
    0010941664                           O            10/01/28
    0


    1827765          B57/G01             F          648,000.00         ZZ
                                         360        606,933.54          1
                                       7.000          4,311.17         80
                                       6.750          4,311.17
    LOS ANGELES      CA   90077          1            10/06/98         00
    0431076504                           05           12/01/98          0
    9813816                              O            11/01/28
    0


    1827998          637/G01             F          348,000.00         ZZ
                                         360        326,864.83          1
                                       7.250          2,373.98         42
                                       7.000          2,373.98
    FREMONT          CA   94539          2            10/05/98         00
    0431086164                           05           12/01/98          0
    0010143410                           O            11/01/28
    0


    1828611          E82/G01             F          402,000.00         ZZ
                                         360        375,976.24          1
                                       7.000          2,674.52         63
                                       6.750          2,674.52
    REDONDO BEACH    CA   90277          2            10/14/98         00
    0400149597                           05           12/01/98          0
    0400149597                           O            11/01/28
    0


    1829165          638/G01             F          403,000.00         ZZ
                                         360        377,997.28          1
1


                                       7.125          2,715.09         29
                                       6.875          2,715.09
    SARATOGA         CA   95070          2            10/07/98         00
    0431085059                           05           12/01/98          0
    08798088                             O            11/01/28
    0


    1830710          889/G01             F          580,000.00         ZZ
                                         360        542,136.60          1
                                       6.875          3,810.19         80
                                       6.625          3,810.19
    SAN FRANCISCO    CA   94117          1            10/20/98         00
    0431085935                           05           12/01/98          0
    80000277                             O            11/01/28
    0


    1831332          026/G01             F          344,000.00         ZZ
                                         360        323,107.99          1
                                       7.250          2,346.69         80
                                       7.000          2,346.69
    DULUTH           GA   30155          2            10/20/98         00
    0431086966                           03           12/01/98          0
    0200019481                           O            11/01/28
    0


    1831490          637/G01             F          335,250.00         ZZ
                                         360        312,588.76          1
                                       7.125          2,258.65         76
                                       6.875          2,258.65
    SAN JOSE         CA   95117          2            10/19/98         00
    0431106962                           05           12/01/98          0
    0010943199                           O            11/01/28
    0


    1831512          637/G01             F          641,000.00         ZZ
                                         360        587,432.74          1
                                       7.000          4,264.59         56
                                       6.750          4,264.59
    LOS GATOS        CA   95030          2            10/12/98         00
    0431104116                           05           12/01/98          0
    0010943173                           O            11/01/28
    0


    1831591          601/G01             F          379,800.00         ZZ
                                         360        351,821.99          1
                                       6.875          2,495.02         83
                                       6.625          2,495.02
    LEXINGTON        KY   40513          2            10/16/98         12
    0431094911                           05           12/01/98         25
1


    1233001                              O            11/01/28
    0


    1831659          601/G01             F          440,000.00         ZZ
                                         360        404,786.37          1
                                       7.250          3,001.58         80
                                       7.000          3,001.58
    SARATOGA         CA   95070          1            09/28/98         00
    0431094291                           05           11/01/98          0
    1285020                              O            10/01/28
    0


    1835743          470/G01             F          468,650.00         ZZ
                                         360        439,190.24          1
                                       7.125          3,157.39         80
                                       6.875          3,157.39
    ALTADENA AREA    CA   91001          1            10/22/98         00
    0431095140                           03           12/01/98          0
    96030204                             O            11/01/28
    0


    1839641          638/G01             F          450,000.00         ZZ
                                         360        421,646.01          1
                                       7.125          3,031.73         70
                                       6.875          3,031.73
    INDIAN WELLS     CA   92210          1            10/29/98         00
    0431105139                           03           12/01/98          0
    8818500                              O            11/01/28
    0


    1839839          026/G01             F          468,000.00         ZZ
                                         360        415,854.52          1
                                       7.250          3,192.59         70
                                       7.000          3,192.59
    MONROE           GA   30655          5            11/04/98         00
    0431103373                           05           01/01/99          0
    200289641                            O            12/01/28
    0


    1841503          976/076             F          300,700.00         ZZ
                                         360        281,643.32          1
                                       7.000          2,000.57         42
                                       6.750          2,000.57
    NEW YORK         NY   10021          1            11/05/98         00
    14329971                             11           12/01/98          0
    5352758                              O            11/01/28
    0


1


    1842010          076/076             F          372,000.00         ZZ
                                         360        348,869.69          1
                                       7.125          2,506.24         80
                                       6.875          2,506.24
    DANVILLE         CA   94526          1            10/01/98         00
    10091230                             03           12/01/98          0
    0091230                              O            11/01/28
    0


    1842170          076/076             F          357,600.00         ZZ
                                         360        327,374.68          1
                                       7.125          2,409.22         80
                                       6.875          2,409.22
    FAYETTEVILLE     AR   72704          1            09/30/98         00
    17404211                             05           11/01/98          0
    7404211                              O            10/01/28
    0


    1845684          976/076             F          343,600.00         ZZ
                                         360        322,282.45          1
                                       7.125          2,314.90         77
                                       6.875          2,314.90
    SAN JOSE         CA   95124          2            10/02/98         00
    14790664                             05           12/01/98          0
    5433420                              O            11/01/28
    0


    1846044          976/076             F          895,000.00         ZZ
                                         360        835,984.30          1
                                       6.875          5,879.52         38
                                       6.625          5,879.52
    NEW YORK         NY   10023          2            09/28/98         00
    14327877                             13           11/01/98          0
    5345715                              O            10/01/28
    0


    1846170          976/076             F          650,000.00         ZZ
                                         360        603,018.23          1
                                       7.250          4,434.15         74
                                       7.000          4,434.15
    BROOKVILLE       NY   11545          2            10/23/98         00
    14808159                             05           12/01/98          0
    5455286                              O            11/01/28
    0


    1846295          976/076             F          237,500.00         ZZ
                                         360        217,951.55          1
                                       7.000          1,580.10         95
                                       6.750          1,580.10
1


    BOWIE            MD   20720          1            09/17/98         12
    16790963                             03           11/01/98         30
    7990489                              O            10/01/28
    0


    1846309          976/076             F          362,250.00         ZZ
                                         360        320,263.16          1
                                       7.250          2,471.18         80
                                       7.000          2,471.18
    CARLSBAD         CA   92009          1            09/21/98         00
    16794827                             03           11/01/98          0
    7993048                              O            10/01/28
    0


    1846564          M01/G01             F          568,000.00         ZZ
                                         360        534,151.27          1
                                       7.250          3,874.77         80
                                       7.000          3,874.77
    COLLEYVILLE      TX   76934          5            11/10/98         00
    0431128768                           05           01/01/99          0
    0315436                              O            12/01/28
    0


    1846704          964/G01             F          564,000.00         ZZ
                                         360        523,048.72          1
                                       6.875          3,705.08         80
                                       6.625          3,705.08
    COTO DE CAZA     CA   92679          1            11/03/98         00
    0431118116                           03           01/01/99          0
    43243                                O            12/01/28
    0


    1851437          F27/F27             F          401,250.00         ZZ
                                         360        364,995.04          1
                                       7.000          2,669.53         80
                                       6.750          2,669.53
    VIENNA           VA   22182          1            11/18/98         00
    6060020971                           03           01/01/99          0
    6060020971                           O            12/01/28
    0


    1852709          543/M32             F          380,000.00         ZZ
                                         360        356,047.52          1
                                       7.250          2,592.27         80
                                       7.000          2,592.27
    KENNEBUNK        ME   04043          2            08/14/98         00
    306992748                            05           10/01/98          0
    7210626098                           O            09/01/28
    0
1




    1853537          K21/G01             F          463,200.00         ZZ
                                         360        436,122.16          1
                                       7.250          3,159.84         80
                                       7.000          3,159.84
    LOS ANGELES      CA   90293          1            12/23/98         00
    0431161983                           05           02/01/99          0
    9810678                              O            01/01/29
    0


    1853753          439/686             F          335,000.00         ZZ
                                         360        313,629.22          1
                                       6.850          2,195.12         45
                                       6.600          2,195.12
    SANTA YNEZ       CA   93460          2            10/30/98         00
    7019924609                           05           01/01/99          0
    1992460                              O            12/01/28
    0


    1853815          439/686             F          352,500.00         ZZ
                                         360        329,821.33          1
                                       6.800          2,298.04         70
                                       6.550          2,298.04
    GOLETA           CA   93117          2            11/06/98         00
    7019957120                           03           01/01/99          0
    1995712                              O            12/01/28
    0


    1853876          439/686             F          419,500.00         ZZ
                                         360        392,426.38          1
                                       6.950          2,776.88         80
                                       6.700          2,776.88
    UPLAND           CA   91786          2            11/18/98         00
    7019988331                           05           01/01/99          0
    1998833                              O            12/01/28
    0


    1854866          638/G01             F          302,500.00         ZZ
                                         360        283,911.33          1
                                       7.125          2,038.00         76
                                       6.875          2,038.00
    WELLFLEET        MA   02667          2            11/17/98         00
    0431136977                           05           01/01/99          0
    08797554                             O            12/01/28
    0


    1854958          462/076             F          400,000.00         ZZ
                                         360        362,215.94          1
1


                                       6.875          2,627.72         54
                                       6.625          2,627.72
    MIAMI            FL   33156          2            11/16/98         00
    14937613                             05           01/01/99          0
    0006200406                           O            12/01/28
    0


    1855643          462/076             F          438,450.00         ZZ
                                         360        411,182.49          1
                                       7.000          2,917.02         90
                                       6.750          2,917.02
    SAN DIEGO        CA   92129          1            11/12/98         12
    14927655                             05           01/01/99         25
    0005457601                           O            12/01/28
    0


    1855748          E22/G01             F          287,100.00         ZZ
                                         360        269,944.86          1
                                       7.125          1,934.25         75
                                       6.875          1,934.25
    ROCKVILLE        MD   20852          1            12/14/98         00
    0411197775                           09           02/01/99          0
    411197775                            O            01/01/29
    0


    1855951          638/G01             F          376,000.00         ZZ
                                         360        353,593.71          1
                                       7.250          2,564.98         80
                                       7.000          2,564.98
    CARMEL           IN   46032          2            11/18/98         00
    0431141605                           05           01/01/99          0
    08820315                             O            12/01/28
    0


    1856283          J95/J95             F          268,000.00         ZZ
                                         360        250,975.57          1
                                       6.875          1,760.57         60
                                       6.625          1,760.57
    NAPLES           FL   34116          2            11/11/98         00
    0009595158                           05           01/01/99          0
    9595158                              O            12/01/28
    0


    1856438          601/G01             F          356,250.00         ZZ
                                         360        328,823.57          1
                                       7.250          2,430.25         75
                                       7.000          2,430.25
    CHUALAR          CA   93925          1            10/20/98         00
    0431143106                           05           12/01/98          0
1


    1304863                              O            11/01/28
    0


    1857046          811/G01             F          352,000.00         ZZ
                                         360        330,061.02          1
                                       6.875          2,312.39         80
                                       6.625          2,312.39
    LAFAYETTE        CA   94549          1            12/08/98         00
    0431150374                           05           02/01/99          0
    FM02103461                           O            01/01/29
    0


    1857311          J95/J95             F          500,000.00         ZZ
                                         360        468,213.85          1
                                       6.875          3,284.65         69
                                       6.625          3,284.65
    BOCA RATON       FL   33496          1            11/19/98         00
    0010149763                           03           01/01/99          0
    0010149763                           O            12/01/28
    0


    1857706          076/076             F          535,000.00         ZZ
                                         360        502,428.75          1
                                       7.125          3,604.40         62
                                       6.875          3,604.40
    GLEN ELLYN       IL   60137          2            11/02/98         00
    17408917                             05           01/01/99          0
    7408917                              O            12/01/28
    0


    1858208          D03/G01             F          470,000.00         ZZ
                                         360        440,452.57          1
                                       6.875          3,087.56         50
                                       6.625          3,087.56
    MENLO PARK       CA   94025          5            12/08/98         00
    0431152974                           05           02/01/99          0
    000                                  O            01/01/29
    0


    1858982          E82/G01             F          343,800.00         ZZ
                                         360        322,372.28          1
                                       6.875          2,258.52         80
                                       6.625          2,258.52
    SHAKOPEE         MN   55379          2            12/18/98         00
    0400169736                           05           02/01/99          0
    1638555                              O            01/01/29
    0


1


    1859176          637/G01             F          554,500.00         ZZ
                                         360        519,663.14          1
                                       7.000          3,689.11         56
                                       6.750          3,689.11
    LARCHMONT        NY   10538          2            11/20/98         00
    0431150044                           05           01/01/99          0
    14326845                             O            12/01/28
    0


    1859628          E82/G01             F          365,000.00         ZZ
                                         360        342,250.84          1
                                       6.875          2,397.79         62
                                       6.625          2,397.79
    MONUMENT         CO   80132          2            12/24/98         00
    0400157657                           05           02/01/99          0
    0400157657                           O            01/01/29
    0


    1872042          550/550             F          776,000.00         ZZ
                                         360        728,356.11          1
                                       6.850          5,084.81         48
                                       6.600          5,084.81
    WOODSIDE         CA   94062          2            01/08/99         00
    120280974000000                      05           03/01/99          0
    120280974                            O            02/01/29
    0


    1877850          H22/G01             F          325,000.00         ZZ
                                         360        306,391.29          1
                                       7.250          2,217.07         75
                                       7.000          2,217.07
    DIX HILLS        NY   11746          5            02/04/99         00
    0431217249                           05           04/01/99          0
    0000                                 O            03/01/29
    0


    1883865          168/168             F          291,000.00         ZZ
                                         360        273,953.88          1
                                       7.125          1,960.52         80
                                       6.875          1,960.52
    SOUTH MERRICK    NY   11566          1            01/27/99         00
    2399565                              05           03/01/99          0
    0239995651                           O            02/01/29
    0


    1884674          B57/G01             F          468,500.00         ZZ
                                         360        426,616.45          1
                                       7.000          3,116.95         70
                                       6.750          3,116.95
1


    LOS ANGELES      CA   90272          1            02/05/99         00
    0431234004                           01           04/01/99          0
    9920045                              O            03/01/29
    0


    1891474          822/G01             F          500,000.00         ZZ
                                         360        455,267.89          1
                                       7.250          3,410.89         49
                                       7.000          3,410.89
    NAPLES           FL   34108          5            03/11/99         00
    0431252279                           05           05/01/99          0
    3646005522                           O            04/01/29
    0


    1895042          J95/J95             F          356,000.00         ZZ
                                         360        335,059.09          1
                                       7.000          2,368.48         80
                                       6.750          2,368.48
    MUKILTEO         WA   98275          5            02/25/99         00
    0016608721                           05           04/01/99          0
    0016608721                           O            03/01/29
    0


    1895297          562/G01             F          416,000.00         ZZ
                                         360        391,910.60          1
                                       7.125          2,802.67         80
                                       6.875          2,802.67
    POUND RIDGE      NY   10576          1            03/29/99         00
    0431270909                           05           05/01/99          0
    593723                               O            04/01/29
    0


    1910218          136/136             F          400,000.00         ZZ
                                         360        376,802.34          1
                                       6.875          2,627.72         46
                                       6.625          2,627.72
    BLAUVELT         NY   10913          1            06/03/99         00
    000000004561940                      05           08/01/99          0
    1115768                              O            07/01/29
    0


    1910316          K88/G01             F          375,000.00         ZZ
                                         360        354,579.22          1
                                       7.250          2,558.17         75
                                       7.000          2,558.17
    INTERLAKEN       NJ   07712          2            05/06/99         00
    0431328566                           05           07/01/99          0
    10598                                O            06/01/29
    0
1




    1912650          E82/G01             F          405,000.00         ZZ
                                         360        380,866.39          1
                                       6.875          2,660.56         75
                                       6.625          2,660.56
    RIVERSIDE        CT   06878          5            05/20/99         00
    0400201273                           05           07/01/99          0
    0400201273                           O            06/01/29
    0


    1913684          J95/J95             F          187,100.00         ZZ
                                         360        175,824.95          1
                                       7.000          1,244.79         80
                                       6.750          1,244.79
    CENTREVILLE      VA   20120          1            04/20/99         00
    0016658916                           03           06/01/99          0
    0016658916                           O            05/01/29
    0


    1913819          J95/J95             F          173,200.00         ZZ
                                         360        163,401.65          1
                                       7.000          1,152.31         80
                                       6.750          1,152.31
    CONYERS          GA   30013          1            04/23/99         00
    0010661585                           05           06/01/99          0
    0010661585                           O            05/01/29
    0


    1914489          J95/J95             F          341,000.00         ZZ
                                         360        321,773.78          1
                                       7.000          2,268.69         90
                                       6.750          2,268.69
    WASHINGTON       DC   20007          1            04/26/99         12
    0016793473                           07           06/01/99         25
    0016793473                           O            05/01/29
    0


    1914828          J95/J95             F          440,000.00         ZZ
                                         360        415,694.57          1
                                       7.000          2,927.34         69
                                       6.750          2,927.34
    ATLANTA          GA   30306          1            05/03/99         00
    0010658524                           05           07/01/99          0
    0010658524                           O            06/01/29
    0


    1914974          536/536             F          650,000.00         ZZ
                                         360        613,018.56          1
1


                                       6.875          4,270.04         71
                                       6.625          4,270.04
    HONOLULU         HI   96816          1            05/05/99         00
    1233360                              05           07/01/99          0
    123360                               O            06/01/29
    0


    1917512          253/253             F          350,000.00         ZZ
                                         360        331,080.22          1
                                       7.125          2,358.02         47
                                       6.875          2,358.02
    STEAMBOAT SPRIN  CO   80477          1            05/25/99         00
    933287                               05           07/01/99          0
    933287                               O            06/01/29
    0


    1918955          225/447             F          600,000.00         ZZ
                                         360        565,186.74          1
                                       6.875          3,941.58         80
                                       6.625          3,941.58
    SORRENTO         FL   32776          2            04/29/99         00
    3842109                              05           06/01/99          0
    7122186                              O            05/01/29
    0


    1919095          225/447             F          616,000.00         ZZ
                                         360        568,787.58          1
                                       6.875          4,046.69         62
                                       6.625          4,046.69
    LA JOLLA         CA   92037          2            05/03/99         00
    3842262                              05           07/01/99          0
    7127173                              O            06/01/29
    0


    1920011          225/447             F          285,000.00         ZZ
                                         360        268,931.83          1
                                       7.000          1,896.11         37
                                       6.750          1,896.11
    GREENWICH        CT   06807          2            04/09/99         00
    3951710                              05           06/01/99          0
    8758481                              O            05/01/29
    0


    1920030          225/447             F          432,000.00         ZZ
                                         360        406,483.63          1
                                       6.875          2,837.93         88
                                       6.625          2,837.93
    ORANGE PARK      FL   32073          4            04/28/99         11
    3943717                              05           06/01/99         25
1


    8743023                              O            05/01/29
    0


    1920081          225/447             F          460,000.00         ZZ
                                         360        426,527.74          1
                                       7.250          3,138.01         80
                                       7.000          3,138.01
    WINDERMERE       FL   34786          1            04/15/99         00
    3951370                              05           06/01/99          0
    8757737                              O            05/01/29
    0


    1920270          225/447             F          384,000.00         ZZ
                                         360        363,688.78          1
                                       7.250          2,619.56         80
                                       7.000          2,619.56
    JACKSONVILLE     FL   32223          4            05/04/99         00
    3930585                              03           07/01/99          0
    8651525                              O            06/01/29
    0


    1920296          225/447             F          400,000.00         ZZ
                                         360        377,422.85          1
                                       6.875          2,627.72         59
                                       6.625          2,627.72
    PLANO            TX   75093          2            05/06/99         00
    3842221                              03           07/01/99          0
    7126226                              O            06/01/29
    0


    1920383          225/447             F          377,600.00         ZZ
                                         360        355,498.41          1
                                       7.000          2,512.18         76
                                       6.750          2,512.18
    MYRTLE BEACH     SC   29577          2            04/22/99         00
    3974030                              05           06/01/99          0
    8916890                              O            05/01/29
    0


    1920386          225/447             F          477,200.00         ZZ
                                         360        439,950.63          1
                                       7.000          3,174.82         55
                                       6.750          3,174.82
    CHAPEL HILL      NC   27514          5            04/19/99         00
    3974031                              05           06/01/99          0
    8916892                              O            05/01/29
    0


1


    1920452          225/447             F          647,000.00         ZZ
                                         360        610,481.92          1
                                       6.875          4,250.33         70
                                       6.625          4,250.33
    COVINGTON        LA   70433          2            05/04/99         00
    3842296                              05           07/01/99          0
    7127978                              O            06/01/29
    0


    1921227          462/076             F          400,000.00         ZZ
                                         360        353,383.72          1
                                       6.875          2,627.72         66
                                       6.625          2,627.72
    HOUSTON          TX   77024          1            05/18/99         00
    14942833                             03           07/01/99          0
    6897300                              O            06/01/29
    0


    1923366          J95/J95             F          484,000.00         ZZ
                                         360        452,540.05          1
                                       7.000          3,220.06         70
                                       6.750          3,220.06
    EL DORADO HILLS  CA   95762          2            01/13/99         00
    0014022362                           03           03/01/99          0
    0014022362                           O            02/01/29
    0


    1923586          J95/J95             F          523,200.00         ZZ
                                         360        495,526.03          1
                                       7.250          3,569.15         80
                                       7.000          3,569.15
    NEWTON           MA   02158          1            05/24/99         00
    0016775173                           05           07/01/99          0
    0016775173                           O            06/01/29
    0


    1923773          J95/J95             F          374,850.00         ZZ
                                         360        354,278.78          1
                                       7.125          2,525.44         90
                                       6.875          2,525.44
    BOCA RATON       FL   33498          1            05/24/99         12
    0010515492                           03           07/01/99         25
    0010515492                           O            06/01/29
    0


    1924020          J95/J95             F          370,950.00         ZZ
                                         360        347,908.92          1
                                       7.000          2,467.94         57
                                       6.750          2,467.94
1


    COLLEYVILLE      TX   76034          2            03/25/99         00
    0013018981                           03           05/01/99          0
    0013018981                           O            04/01/29
    0


    1925777          637/G01             F          400,000.00         ZZ
                                         360        379,134.67          1
                                       7.250          2,728.71         61
                                       7.000          2,728.71
    MAMMOTH LAKES    CA   93546          1            06/17/99         00
    0431393685                           05           08/01/99          0
    0015249501                           O            07/01/29
    0


    1927298          375/G01             F          400,000.00         ZZ
                                         360        362,581.34          1
                                       7.000          2,661.22         77
                                       6.750          2,661.22
    HERNDON          VA   20170          1            05/18/99         00
    0431389006                           03           07/01/99          0
    5810913623                           O            06/01/29
    0


    2682363          696/G01             F          416,000.00         ZZ
                                         360        380,234.02          1
                                       7.000          2,767.66         80
                                       6.750          2,767.66
    POTOMAC          MD   20854          1            09/24/98         00
    0431036821                           03           11/01/98          0
    3298072                              O            10/01/28
    0


    2686085          696/G01             F          517,000.00         ZZ
                                         360        482,909.83          1
                                       6.875          3,396.32         80
                                       6.625          3,396.32
    KENSINGTON       MD   20895          2            10/01/98         00
    0431054618                           05           11/01/98          0
    1018118                              O            10/01/28
    0


    2695608          225/447             F          363,000.00         ZZ
                                         360        326,922.95          1
                                       7.000          2,415.05         80
                                       6.750          2,415.05
    SAN RAMON        CA   94583          2            09/14/98         00
    3839418                              03           11/01/98          0
    7056095                              O            10/01/28
    0
1




    2705722          225/447             F          368,000.00         ZZ
                                         360        328,093.21          1
                                       7.125          2,479.28         80
                                       6.875          2,479.28
    HOLMDEL          NJ   07733          1            10/06/98         00
    3839305                              05           12/01/98          0
    007054617                            O            11/01/28
    0


    2705738          225/447             F          353,000.00         ZZ
                                         360        329,723.55          1
                                       6.875          2,318.96         75
                                       6.625          2,318.96
    CHARLOTTE        NC   28277          2            09/28/98         00
    3839470                              03           11/01/98          0
    007057047                            O            10/01/28
    0


    2706011          225/447             F          605,650.00         ZZ
                                         360        133,366.56          1
                                       6.875          3,978.69         77
                                       6.625          3,978.69
    BLYTHEWOOD       SC   29016          2            10/09/98         00
    3897009                              05           12/01/98          0
    008383877                            O            11/01/28
    0


    2706075          225/447             F          393,750.00         ZZ
                                         360        368,796.74          1
                                       7.000          2,619.63         75
                                       6.750          2,619.63
    SAFETY HARBOR    FL   34695          5            10/09/98         00
    3940757                              03           12/01/98          0
    008737376                            O            11/01/28
    0


    2715693          696/G01             F          533,800.00         ZZ
                                         360        495,257.95          1
                                       6.875          3,506.69         80
                                       6.625          3,506.69
    GREAT FALLS      VA   22066          1            12/22/98         00
    0431149574                           05           02/01/99          0
    2138148                              O            01/01/29
    0


    2748100          E22/G01             F          747,000.00         ZZ
                                         360        704,094.06          1
1


                                       7.125          5,032.68         44
                                       6.875          5,032.68
    SANTA MONICA     CA   90402          2            02/10/99         00
    0411278146                           05           04/01/99          0
    0411278146                           O            03/01/29
    0


    2761684          976/076             F          150,100.00         ZZ
                                         240        128,675.61          1
                                       6.875          1,152.49         95
                                       6.625          1,152.49
    ABINGDON         MD   21009          2            02/18/99         04
    15304785                             05           04/01/99         30
    5609039                              O            03/01/19
    0


    2761718          976/076             F          388,750.00         ZZ
                                         360        348,183.15          1
                                       6.875          2,553.82         90
                                       6.625          2,553.82
    SHREVEPORT       LA   71106          1            03/03/99         11
    15381877                             03           05/01/99         25
    5627107                              O            04/01/29
    0


    2797188          E22/G01             F          370,000.00         ZZ
                                         360        348,947.93          1
                                       7.125          2,492.76         74
                                       6.875          2,492.76
    RIVERSIDE        CA   92505          2            04/23/99         00
    0411374358                           05           06/01/99          0
    0411374358                           O            05/01/29
    0


    2810580          076/076             F          396,000.00         ZZ
                                         360        373,067.31          1
                                       6.875          2,601.44         77
                                       6.625          2,601.44
    NEW HAVEN        CT   06510          1            04/02/99         00
    10199651                             05           06/01/99          0
    0199651                              O            05/01/29
    0


    2828153          E22/G01             F          650,000.00         ZZ
                                         360        517,841.79          1
                                       7.250          4,434.15         79
                                       7.000          4,434.15
    THOUSAND OAKS    CA   91361          1            06/07/99         00
    0411418122                           03           08/01/99          0
1


    0411418122                           O            07/01/29
    0


    2829374          076/076             F          400,000.00         ZZ
                                         360        376,957.45          1
                                       6.875          2,627.72         80
                                       6.625          2,627.72
    AZLE             TX   76020          2            04/30/99         00
    17301800                             05           06/01/99          0
    7301800                              O            05/01/29
    0


    2829379          076/076             F          334,200.00         ZZ
                                         360        314,947.97          1
                                       6.875          2,195.46         88
                                       6.625          2,195.46
    GREENVILLE       SC   29615          1            05/07/99         10
    14549404                             05           06/01/99         25
    4549404                              O            05/01/29
    0


    2829391          076/076             F          338,400.00         ZZ
                                         360        317,717.37          1
                                       6.875          2,223.05         80
                                       6.625          2,223.05
    ALPHARETTA       GA   30022          1            04/30/99         00
    15970425                             03           06/01/99          0
    5970425                              O            05/01/29
    0


    2829425          076/076             F          450,000.00         ZZ
                                         360        424,628.97          1
                                       7.000          2,993.86         60
                                       6.750          2,993.86
    ACTON            MA   01720          1            04/30/99         00
    17394713                             05           06/01/99          0
    7394713                              O            05/01/29
    0


    2829452          076/076             F          390,700.00         ZZ
                                         360        368,672.05          1
                                       7.000          2,599.34         80
                                       6.750          2,599.34
    LITTLETON        CO   80120          2            04/23/99         00
    17842032                             03           06/01/99          0
    7842032                              O            05/01/29
    0


1


    2833121          E22/G01             F          350,100.00         ZZ
                                         360        331,565.12          1
                                       7.125          2,358.69         90
                                       6.875          2,358.69
    SAN PEDRO AREA   CA   90732          1            06/17/99         04
    0411454598                           05           08/01/99         25
    0411454598                           O            07/01/29
    0


    2842429          076/076             F          450,000.00         ZZ
                                         360        425,447.31          1
                                       7.125          3,031.74         57
                                       6.875          3,031.74
    HOUSTON          TX   77024          1            05/20/99         00
    17851854                             05           07/01/99          0
    7851854                              O            06/01/29
    0


    2849713          461/461             F          377,400.00         ZZ
                                         360        351,220.68          1
                                       6.875          2,479.25         85
                                       6.625          2,479.25
    CERRITOS         CA   90703          1            06/15/99         10
    9022598767                           05           08/01/99         12
    9022598767                           O            07/01/29
    0


    2849731          461/461             F          411,000.00         ZZ
                                         360        384,511.16          1
                                       6.875          2,699.98         69
                                       6.625          2,699.98
    GILROY           CA   95020          2            06/04/99         00
    9022647762                           05           08/01/99          0
    9022647762                           O            07/01/29
    0


    2849762          461/461             F          565,000.00         ZZ
                                         360        534,431.69          1
                                       7.000          3,758.96         70
                                       6.750          3,758.96
    TORRANCE         CA   90277          2            06/24/99         00
    9022706956                           05           08/01/99          0
    9022706956                           O            07/01/29
    0


    2849889          461/461             F          450,000.00         ZZ
                                         360        155,953.44          1
                                       7.000          2,993.87         43
                                       6.750          2,993.87
1


    LOS ALTOS        CA   94024          1            06/14/99         00
    9022930739                           05           08/01/99          0
    9022930739                           O            07/01/29
    0


    4437694          470/G01             F          385,000.00         ZZ
                                         360        370,012.22          1
                                       7.250          2,626.38         61
                                       7.000          2,626.38
    COTO DE CAZA AR  CA   92679          1            03/12/01         00
    0432674232                           03           05/01/01          0
    01184182                             O            04/01/31
    0


    4445832          286/286             F          406,000.00         ZZ
                                         360        392,405.89          1
                                       6.875          2,667.13         68
                                       6.625          2,667.13
    UNION CITY       CA   94587          2            02/13/01         00
    9795379                              05           04/01/01          0
    9795379                              O            03/01/31
    0


    4445857          286/286             F          591,000.00         ZZ
                                         360        571,702.00          1
                                       7.250          4,031.66         77
                                       7.000          4,031.66
    SAN RAFAEL       CA   94903          2            02/08/01         00
    9805799                              05           04/01/01          0
    9805799                              O            03/01/31
    0


    4509682          E22/G01             F          400,000.00         ZZ
                                         360        387,016.95          1
                                       6.875          2,627.72         75
                                       6.625          2,627.72
    SANTA BARBARA    CA   93105          5            03/14/01         00
    0412373086                           05           05/01/01          0
    0412373086                           O            04/01/31
    0


    4509728          E22/G01             F          339,000.00         ZZ
                                         360        314,318.71          1
                                       7.125          2,283.91         55
                                       6.875          2,283.91
    BENICIA          CA   94510          2            03/14/01         00
    0412458895                           05           05/01/01          0
    0412458895                           O            04/01/31
    0
1




    4516309          E22/G01             F          360,000.00         ZZ
                                         360        346,620.30          1
                                       7.250          2,455.83         80
                                       7.000          2,455.83
    LOS ANGELES      CA   90068          1            03/16/01         00
    0412457541                           05           05/01/01          0
    0412457541                           O            04/01/31
    0


    4526650          405/943             F          500,000.00         ZZ
                                         360        481,718.90          1
                                       6.875          3,284.65         80
                                       6.625          3,284.65
    MOUNTAIN VIEW    CA   94043          1            03/07/01         00
    1722310                              03           05/01/01          0
    17223108                             O            04/01/31
    0


    4531748          E22/G01             F          600,000.00         ZZ
                                         360        580,436.82          1
                                       6.875          3,941.57         70
                                       6.625          3,941.57
    ROSWELL          GA   30076          1            03/28/01         00
    0412400186                           03           05/01/01          0
    0412400186                           O            04/01/31
    0


    4532847          994/G01             F          500,000.00         ZZ
                                         360        481,087.25          1
                                       7.125          3,368.59         68
                                       6.875          3,368.59
    WILTON           CT   06897          5            04/17/01         00
    0432836575                           05           06/01/01          0
    4318045981                           O            05/01/31
    0


    4538130          E84/G01             F          381,000.00         ZZ
                                         360        368,665.71          1
                                       7.125          2,566.87         80
                                       6.875          2,566.87
    NEWBERG          OR   97132          1            02/20/01         00
    0432706588                           05           04/01/01          0
    60105409                             O            03/01/31
    0


    4600569          026/G01             F          391,500.00         ZZ
                                         360        379,079.41          1
1


                                       7.000          2,604.66         90
                                       6.750          2,604.66
    MORRISVILLE      NC   27560          1            03/29/01         12
    0432702900                           03           05/01/01         25
    0449351                              O            04/01/31
    0


    4602954          E82/G01             F          339,700.00         ZZ
                                         360        328,922.89          1
                                       7.000          2,260.03         73
                                       6.750          2,260.03
    HOUSTON          TX   77025          2            04/02/01         00
    0400406914                           05           05/01/01          0
    0400406914                           O            04/01/31
    0


    4610478          964/G01             F          623,000.00         ZZ
                                         360        604,716.58          1
                                       7.250          4,249.96         57
                                       7.000          4,249.96
    LOS ANGELES      CA   90049          2            04/09/01         00
    0432752277                           05           06/01/01          0
    114603                               O            05/01/31
    0


    4615509          E22/G01             F          426,000.00         ZZ
                                         360        413,037.00          1
                                       7.125          2,870.04         69
                                       6.875          2,870.04
    GILROY           CA   95020          2            04/04/01         00
    0412463929                           05           06/01/01          0
    0412463929                           O            05/01/31
    0


    4627776          E22/G01             F          410,000.00         ZZ
                                         360        397,102.91          1
                                       6.875          2,693.41         70
                                       6.625          2,693.41
    SAN FRANCISCO    CA   94131          2            04/04/01         00
    0412497786                           05           06/01/01          0
    0412497786                           O            05/01/31
    0


    4627798          E22/G01             F          431,000.00         ZZ
                                         360        405,439.18          1
                                       7.000          2,867.45         68
                                       6.750          2,867.45
    SIMI VALLEY      CA   93063          2            04/05/01         00
    0412527186                           05           06/01/01          0
1


    0412527186                           O            05/01/31
    0


    4638312          E22/G01             F          399,999.00         ZZ
                                         360        387,424.22          1
                                       6.875          2,627.71         69
                                       6.625          2,627.71
    BAINBRIDGE ISLA  WA   98110          1            04/06/01         00
    0412538316                           05           06/01/01          0
    0412538316                           O            05/01/31
    0


    4645926          253/253             F          467,500.00         ZZ
                                         360        441,275.01          1
                                       7.250          3,189.18         53
                                       7.000          3,189.18
    DALLAS           TX   75229          2            04/24/01         00
    968841                               05           06/01/01          0
    968841                               O            05/01/31
    0


    4647099          E22/G01             F          531,200.00         ZZ
                                         360        514,500.58          1
                                       6.875          3,489.61         80
                                       6.625          3,489.61
    BELLAIRE         TX   77401          1            04/12/01         00
    0412557753                           05           06/01/01          0
    0412557753                           O            05/01/31
    0


    4647374          253/253             F          429,300.00         ZZ
                                         360        404,386.81          1
                                       6.875          2,820.20         76
                                       6.625          2,820.20
    TIJERAS          NM   87059          2            05/02/01         00
    966948                               05           06/01/01          0
    966948                               O            05/01/31
    0


    4654545          E22/G01             F          500,000.00         ZZ
                                         360        445,110.14          1
                                       7.250          3,410.88         44
                                       7.000          3,410.88
    LA JOLLA         CA   92037          1            04/06/01         00
    0412444457                           03           06/01/01          0
    0412444457                           O            05/01/31
    0


1


    4655512          757/G01             F          396,800.00         ZZ
                                         335        382,680.07          1
                                       7.125          2,732.01         80
                                       6.875          2,732.01
    RINCON           GA   31326          4            04/09/01         00
    0432809358                           03           06/01/01          0
    8435703                              O            04/01/29
    0


    4657296          N47/G01             F          345,000.00         ZZ
                                         360        334,545.29          1
                                       7.250          2,353.51         42
                                       7.000          2,353.51
    SALINAS          CA   93907          2            03/26/01         00
    0432746188                           05           05/01/01          0
    20110592                             O            04/01/31
    0


    4662763          F96/G01             F          484,000.00         ZZ
                                         360        469,465.54          1
                                       7.125          3,260.80         80
                                       6.875          3,260.80
    BELLAIRE         TX   77401          1            04/27/01         00
    0432775476                           05           06/01/01          0
    0102237                              O            05/01/31
    0


    4667469          163/X14             F          750,000.00         ZZ
                                         360        727,272.18          1
                                       7.250          5,116.33         43
                                       7.000          5,116.33
    WAYLAND          MA   01778          1            03/30/01         00
    8021962074                           05           05/01/01          0
    1000232489                           O            04/01/31
    0


    4667707          286/286             F          288,000.00         ZZ
                                         360        279,272.53          1
                                       7.250          1,964.67         74
                                       7.000          1,964.67
    HOUSTON          TX   77006          2            03/23/01         00
    0279459                              05           05/01/01          0
    279459                               O            04/01/31
    0


    4667765          286/286             F          340,850.00         ZZ
                                         360        322,032.44          1
                                       7.125          2,296.37         78
                                       6.875          2,296.37
1


    LEANDER          TX   78741          2            03/26/01         00
    0289600                              03           05/01/01          0
    289600                               O            04/01/31
    0


    4667942          286/286             F          650,000.00         ZZ
                                         360        629,311.03          1
                                       7.125          4,379.17         75
                                       6.875          4,379.17
    REDWOOD CITY     CA   94062          1            03/20/01         00
    9822390                              05           05/01/01          0
    9822390                              O            04/01/31
    0


    4672525          225/G01             F          548,000.00         ZZ
                                         360        529,926.23          1
                                       7.125          3,691.98         80
                                       6.875          3,691.98
    RALEIGH          NC   27608          1            02/02/01         00
    0432744399                           05           03/01/01          0
    6521014                              O            02/01/31
    0


    4679311          E82/G01             F          408,000.00         ZZ
                                         360        395,747.95          1
                                       7.125          2,748.77         64
                                       6.875          2,748.77
    SAVANNAH         GA   31411          2            04/17/01         00
    0400407276                           09           06/01/01          0
    0400407276                           O            05/01/31
    0


    4690979          A35/A35             F          445,000.00         ZZ
                                         360        210,376.04          1
                                       7.250          3,035.68         36
                                       7.000          3,035.68
    GULF BREEZE      FL   32561          1            05/01/01         00
    11900                                05           06/01/01          0
    11900                                O            05/01/31
    0


    4697964          163/X14             F          343,800.00         ZZ
                                         360        332,470.19          1
                                       7.250          2,345.32         90
                                       7.000          2,345.32
    ATHENS           GA   30605          2            03/19/01         11
    8011245019                           05           05/01/01         25
    001114                               O            04/01/31
    0
1




    4714632          405/943             F          380,000.00         ZZ
                                         360        369,004.51          1
                                       7.500          2,657.02         80
                                       7.000          2,657.02
    LA CANADAFLINTR  CA   91011          1            03/22/01         00
    1729463                              05           05/01/01          0
    0017294638                           O            04/01/31
    0


    4714659          405/943             F          378,000.00         ZZ
                                         360        366,088.51          1
                                       7.125          2,546.66         80
                                       6.750          2,546.66
    CYPRESS          TX   77429          1            03/30/01         00
    1210788                              03           05/01/01          0
    0012107884                           O            04/01/31
    0


    4714661          405/943             F          600,000.00         ZZ
                                         360        583,923.31          2
                                       7.750          4,298.48         75
                                       7.000          4,298.48
    SANTA MONICA     CA   90403          1            04/04/01         00
    1712712                              05           06/01/01          0
    0017127127                           O            05/01/31
    0


    4714667          405/943             F          425,000.00         ZZ
                                         360        407,002.18          1
                                       7.375          2,935.37         64
                                       6.750          2,935.37
    LOS ANGELES      CA   90272          2            04/03/01         00
    1724117                              05           06/01/01          0
    0017241175                           O            05/01/31
    0


    4714672          405/943             F          540,000.00         ZZ
                                         360        524,153.25          1
                                       7.250          3,683.75         37
                                       6.750          3,683.75
    TIBURON          CA   94920          2            04/06/01         00
    1725632                              05           06/01/01          0
    0017256322                           O            05/01/31
    0


    4714684          405/943             F          814,450.00         ZZ
                                         360        789,945.13          1
1


                                       7.250          5,555.99         63
                                       6.750          5,555.99
    AUSTIN           TX   78731          2            04/06/01         00
    1729093                              03           06/01/01          0
    0017290933                           O            05/01/31
    0


    4714685          405/943             F          337,500.00         ZZ
                                         360        327,364.61          1
                                       7.125          2,273.81         75
                                       6.750          2,273.81
    LOS ANGELES      CA   90077          5            04/02/01         00
    1729191                              05           06/01/01          0
    0017291915                           O            05/01/31
    0


    4714690          405/943             F          379,300.00         ZZ
                                         360        368,168.88          1
                                       7.250          2,587.50         80
                                       6.750          2,587.50
    MCKINNEY         TX   75070          1            04/12/01         00
    1732627                              03           06/01/01          0
    0017326273                           O            05/01/31
    0


    4714691          405/943             F          496,000.00         ZZ
                                         360        481,105.00          1
                                       7.125          3,341.65         80
                                       6.750          3,341.65
    HALF MOON BAY    CA   94019          1            04/04/01         00
    1732796                              05           06/01/01          0
    0017327966                           O            05/01/31
    0


    4723445          E22/G01             F          390,000.00         ZZ
                                         360        378,554.99          1
                                       7.250          2,660.49         65
                                       7.000          2,660.49
    FREMONT          CA   94539          5            04/19/01         00
    0412567042                           01           06/01/01          0
    0412567042                           O            05/01/31
    0


    4739042          E82/G01             F          337,000.00         ZZ
                                         360        319,074.76          1
                                       7.250          2,298.93         75
                                       7.000          2,298.93
    THOUSAND OAKS    CA   91360          5            04/28/01         00
    0400413449                           05           06/01/01          0
1


    0400413449                           O            05/01/31
    0


    4739962          K39/G01             F          653,000.00         ZZ
                                         360        633,583.82          1
                                       7.000          4,344.43         60
                                       6.750          4,344.43
    EVERGREEN        CO   80439          2            05/31/01         00
    0432867042                           05           07/05/01          0
    019389881                            O            06/05/31
    0


    4750578          K88/G01             F          415,000.00         ZZ
                                         360        391,596.55          1
                                       7.250          2,831.04         58
                                       7.000          2,831.04
    HOLMDEL          NJ   07733          1            05/01/01         00
    0432781912                           05           06/01/01          0
    11635                                O            05/01/31
    0


    4750955          B60/G01             F          338,000.00         ZZ
                                         360        327,717.17          1
                                       6.875          2,220.42         80
                                       6.625          2,220.42
    CORONADO         CA   92118          1            05/02/01         00
    0432834695                           01           07/01/01          0
    324781                               O            06/01/31
    0


    4753263          E22/G01             F          685,750.00         ZZ
                                         360        665,626.16          1
                                       7.250          4,678.02         65
                                       7.000          4,678.02
    BARTONVILLE      TX   76226          4            05/04/01         00
    0412594160                           05           06/01/01          0
    0412594160                           O            05/01/31
    0


    4763341          286/286             F          388,800.00         ZZ
                                         360        377,221.44          1
                                       7.250          2,652.31         90
                                       7.000          2,652.31
    CANTON           GA   30115          1            04/16/01         12
    0077714                              03           06/01/01         25
    77714                                O            05/01/31
    0


1


    4764303          964/G01             F          395,600.00         ZZ
                                         360        384,367.17          1
                                       7.250          2,698.69         80
                                       7.000          2,698.69
    PORTLAND         OR   97229          1            05/14/01         00
    0432818995                           03           07/01/01          0
    121463                               O            06/01/31
    0


    4767060          025/025             F          360,000.00         ZZ
                                         360        347,287.23          1
                                       7.125          2,425.39         80
                                       6.875          2,425.39
    JACKSONVILLE     FL   32224          1            03/28/01         00
    0138961461                           03           05/01/01          0
    0138961461                           O            04/01/31
    0


    4768987          E22/G01             F          379,000.00         ZZ
                                         360        356,581.38          1
                                       6.875          2,489.76         70
                                       6.625          2,489.76
    GRANADA HILLS    CA   91344          1            05/02/01         00
    0412583106                           03           07/01/01          0
    0412583106                           O            06/01/31
    0


    4772787          025/025             F          366,900.00         ZZ
                                         360        355,510.55          1
                                       7.125          2,471.88         80
                                       6.875          2,471.88
    SHELTON          CT   06484          1            03/30/01         00
    0138982020                           05           05/01/01          0
    0138982020                           O            04/01/31
    0


    4775883          E22/G01             F          473,500.00         ZZ
                                         360        460,055.46          1
                                       7.250          3,230.10         60
                                       7.000          3,230.10
    MORGAN HILL      CA   95037          2            05/03/01         00
    0412570848                           03           07/01/01          0
    0412570848                           O            06/01/31
    0


    4781104          025/025             F          380,000.00         ZZ
                                         360        368,321.42          1
                                       7.000          2,528.15         79
                                       6.750          2,528.15
1


    PIKE ROAD        AL   36064          2            04/04/01         00
    0138995808                           05           06/01/01          0
    138995808                            O            05/01/31
    0


    4803914          405/943             F          368,000.00         ZZ
                                         360        347,464.65          1
                                       7.125          2,479.29         65
                                       6.750          2,479.29
    ESCONDIDO        CA   92026          1            04/17/01         00
    1729217                              05           06/01/01          0
    0017292178                           O            05/01/31
    0


    4803933          405/943             F          420,000.00         ZZ
                                         360        407,387.43          1
                                       7.125          2,829.62         65
                                       6.750          2,829.62
    SAN RAFAEL       CA   94901          1            04/18/01         00
    1739693                              05           06/01/01          0
    0017396938                           O            05/01/31
    0


    4832297          L60/F27             F          477,200.00         ZZ
                                         360        461,933.85          1
                                       7.125          3,214.98         69
                                       6.875          3,214.98
    STONE MOUNTAIN   GA   30087          2            02/22/01         00
    6990305127                           05           04/01/01          0
    6990305127                           O            03/01/31
    0


    4832357          L60/F27             F          500,000.00         ZZ
                                         360        483,484.12          1
                                       7.000          3,326.51         80
                                       6.750          3,326.51
    VIRGINIA BEACH   VA   23454          2            03/06/01         00
    6990315610                           05           05/01/01          0
    6990315610                           O            04/01/31
    0


    4836766          E22/G01             F          336,000.00         ZZ
                                         360        324,827.27          1
                                       6.875          2,207.28         68
                                       6.625          2,207.28
    GRANITE BAY      CA   95746          2            05/11/01         00
    0412510950                           03           07/01/01          0
    0412510950                           O            06/01/31
    0
1




    4836865          E22/G01             F          397,900.00         ZZ
                                         360        381,973.17          1
                                       7.250          2,714.38         64
                                       7.000          2,714.38
    ORLANDO          FL   32809          2            05/16/01         00
    0412657488                           05           07/01/01          0
    0412657488                           O            06/01/31
    0


    4848596          E22/G01             F          415,000.00         ZZ
                                         360        391,892.44          1
                                       7.125          2,795.93         49
                                       6.875          2,795.93
    MORGAN HILL      CA   95037          2            05/04/01         00
    0412622102                           05           07/01/01          0
    0412622102                           O            06/01/31
    0


    4863011          964/G01             F          573,500.00         ZZ
                                         360        555,008.62          1
                                       7.000          3,815.51         68
                                       6.750          3,815.51
    IRVINE           CA   92606          2            06/12/01         00
    0432906881                           03           08/01/01          0
    126394                               O            07/01/31
    0


    4864863          025/025             F          360,000.00         ZZ
                                         360        349,090.60          1
                                       7.250          2,455.84         79
                                       7.000          2,455.84
    MANASSAS         VA   20112          1            03/30/01         00
    0138377015                           03           05/01/01          0
    0138377015                           O            04/01/31
    0


    4881230          E22/G01             F          549,600.00         ZZ
                                         360        533,258.54          1
                                       7.000          3,656.50         80
                                       6.750          3,656.50
    AUSTIN           TX   78746          1            05/30/01         00
    0412614455                           05           07/01/01          0
    0412614455                           O            06/01/31
    0


    4886014          E22/G01             F          420,000.00         ZZ
                                         360        408,074.39          1
1


                                       7.250          2,865.14         48
                                       7.000          2,865.14
    SANTA ROSA       CA   95404          2            05/22/01         00
    0412664336                           03           07/01/01          0
    0412664336                           O            06/01/31
    0


    4899493          025/025             F          387,000.00         ZZ
                                         360        374,823.88          1
                                       7.000          2,574.73         79
                                       6.750          2,574.73
    HICKORY          NJ   08601          2            04/06/01         00
    0138709902                           05           06/01/01          0
    0138709902                           O            05/01/31
    0


    4904571          405/943             F          395,000.00         ZZ
                                         360        380,052.92          1
                                       7.375          2,728.17         60
                                       6.875          2,728.17
    LOS ANGELES      CA   90056          2            05/14/01         00
    1720130                              05           07/01/01          0
    0017201302                           O            06/01/31
    0


    4925132          964/G01             F          399,950.00         ZZ
                                         360        387,782.41          1
                                       6.875          2,627.39         65
                                       6.625          2,627.39
    EL DORADO HILLS  CA   95762          1            05/16/01         00
    0432853588                           03           07/01/01          0
    120674                               O            06/01/31
    0


    4948681          286/286             F          372,000.00         ZZ
                                         360        342,510.50          1
                                       7.250          2,537.70         80
                                       7.000          2,537.70
    RIVER FOREST     IL   60305          2            05/24/01         00
    0398771                              05           07/01/01          0
    398771                               O            06/01/31
    0


    4974521          944/G01             F          346,800.00         ZZ
                                         360        337,280.81          1
                                       7.250          2,365.79         78
                                       7.000          2,365.79
    MILPITAS         CA   95035          2            06/22/01         00
    0432991727                           05           08/01/01          0
1


    W01053287                            O            07/01/31
    0


    4982808          405/943             F          479,100.00         ZZ
                                         360        462,853.36          1
                                       7.125          3,227.79         80
                                       6.750          3,227.79
    LOS ANGELES      CA   91364          1            05/24/01         00
    1736414                              05           07/01/01          0
    0017364142                           O            06/01/31
    0


    4982809          405/943             F          305,500.00         ZZ
                                         360        296,825.48          1
                                       7.250          2,084.05         65
                                       6.750          2,084.05
    SAN JOSE         CA   95121          5            05/23/01         00
    1736899                              05           07/01/01          0
    0017368994                           O            06/01/31
    0


    4982810          405/943             F          395,000.00         ZZ
                                         360        384,293.12          1
                                       7.500          2,761.90         54
                                       6.750          2,761.90
    PALM DESERT      CA   92260          1            05/23/01         00
    1737254                              03           07/01/01          0
    0017372541                           O            06/01/31
    0


    4982815          405/943             F          350,000.00         ZZ
                                         360        339,751.06          1
                                       7.500          2,447.26         79
                                       6.750          2,447.26
    MILPITAS         CA   95035          2            05/15/01         00
    1739239                              05           07/01/01          0
    0017392390                           O            06/01/31
    0


    4982825          405/943             F          386,500.00         ZZ
                                         360        369,485.90          1
                                       7.375          2,669.46         90
                                       6.750          2,669.46
    LOS ANGELES      CA   91364          1            05/04/01         14
    1743183                              05           07/01/01         25
    0017431834                           O            06/01/31
    0


1


    4982831          405/943             F          309,000.00         ZZ
                                         360        299,864.35          1
                                       7.125          2,081.80         83
                                       6.750          2,081.80
    LEESBURG         VA   20176          2            05/24/01         14
    1745178                              05           07/01/01         12
    0017451782                           O            06/01/31
    0


    4982839          405/943             F          364,000.00         ZZ
                                         360        348,576.48          1
                                       7.250          2,483.12         80
                                       6.750          2,483.12
    ORLANDO          FL   32809          1            05/25/01         00
    1747955                              05           07/01/01          0
    0017479551                           O            06/01/31
    0


    4982842          405/943             F          800,000.00         ZZ
                                         360        776,213.13          1
                                       7.000          5,322.42         62
                                       6.750          5,322.42
    DALLAS           TX   75205          1            05/24/01         00
    1749837                              05           07/01/01          0
    0017498379                           O            06/01/31
    0


    4982861          405/943             F          352,000.00         ZZ
                                         360        342,005.22          1
                                       7.250          2,401.26         80
                                       6.750          2,401.26
    TEMPE            AZ   85284          1            05/09/01         00
    1220319                              05           07/01/01          0
    0012203196                           O            06/01/31
    0


    4982887          405/943             F          340,000.00         ZZ
                                         360        327,423.03          1
                                       7.250          2,319.40         62
                                       6.750          2,319.40
    PACIFICA         CA   94044          5            05/24/01         00
    1741880                              05           07/01/01          0
    0017418807                           O            06/01/31
    0


    4992303          E22/G01             F          428,000.00         ZZ
                                         360        415,976.86          1
                                       7.125          2,883.52         64
                                       6.875          2,883.52
1


    WOODLAND HILLS   CA   91367          5            06/12/01         00
    0412706152                           05           08/01/01          0
    0412706152                           O            07/01/31
    0


    4994979          964/G01             F          440,000.00         ZZ
                                         360        426,558.41          1
                                       7.125          2,964.36         75
                                       6.875          2,964.36
    LOS ANGELES      CA   90066          5            07/03/01         00
    0433015682                           05           09/01/01          0
    410123976                            O            08/01/31
    0


    5013925          286/286             F          403,000.00         ZZ
                                         360        391,831.86          1
                                       7.250          2,749.18         74
                                       7.000          2,749.18
    WALL             NJ   07719          2            06/06/01         00
    0303228                              05           08/01/01          0
    303228                               O            07/01/31
    0


    5016089          E22/G01             F          516,500.00         ZZ
                                         360        501,014.17          1
                                       7.125          3,479.76         70
                                       6.875          3,479.76
    DUBLIN           CA   94568          5            06/14/01         00
    0412720948                           03           08/01/01          0
    0412720948                           O            07/01/31
    0


    5017257          B60/G01             F          400,000.00         ZZ
                                         360        388,234.28          1
                                       6.875          2,627.72         80
                                       6.625          2,627.72
    SANTA CLARA      CA   95050          1            06/06/01         00
    0432906717                           05           08/01/01          0
    331014                               O            07/01/31
    0


    5018023          964/G01             F          353,000.00         ZZ
                                         360        337,379.79          1
                                       7.125          2,378.23         75
                                       6.875          2,378.23
    SAN JOSE         CA   95138          2            07/13/01         00
    0433035698                           05           09/01/01          0
    132398                               O            08/01/31
    0
1




    5033856          E22/G01             F          380,000.00         ZZ
                                         360        365,879.20          1
                                       7.125          2,560.13         80
                                       6.875          2,560.13
    EL GRANADA       CA   94018          1            06/19/01         00
    0412723900                           05           08/01/01          0
    0412723900                           O            07/01/31
    0


    5036915          994/X14             F          368,000.00         ZZ
                                         360        356,682.72          1
                                       7.000          2,448.32         80
                                       6.750          2,448.32
    HUNTINGTON       NY   11743          1            04/03/01         00
    8021937530                           05           06/01/01          0
    1000226717                           O            05/01/31
    0


    5036934          994/X14             F          351,750.00         ZZ
                                         360        340,847.13          1
                                       7.125          2,369.81         80
                                       6.875          2,369.81
    MATTHEWS         NC   28104          1            04/27/01         00
    8021982296                           03           06/01/01          0
    1000239513                           O            05/01/31
    0


    5036966          994/X14             F          375,000.00         ZZ
                                         360        360,476.01          1
                                       7.250          2,558.16         75
                                       7.000          2,558.16
    LOVELAND         CO   80537          5            05/09/01         00
    8019875932                           03           07/01/01          0
    0402674126                           O            06/01/31
    0


    5037007          994/X14             F          599,200.00         ZZ
                                         360        581,538.56          1
                                       7.250          4,087.60         80
                                       7.000          4,087.60
    AUSTIN           TX   78730          1            05/31/01         00
    8011442368                           03           07/01/01          0
    0080675246                           O            06/01/31
    0


    5055222          623/985             F          400,000.00         ZZ
                                         360        388,106.62          1
1


                                       7.000          2,661.21         41
                                       6.750          2,661.21
    CHICAGO          IL   60614          1            05/07/01         00
    0202140638                           05           07/01/01          0
    5338270                              O            06/01/31
    0


    5068813          E22/G01             F          356,000.00         ZZ
                                         360        345,999.53          1
                                       7.125          2,398.44         80
                                       6.875          2,398.44
    TORRANCE         CA   90503          1            06/19/01         00
    0412584864                           05           08/01/01          0
    0412584864                           O            07/01/31
    0


    5075643          405/943             F          628,000.00         ZZ
                                         360        610,762.31          1
                                       7.250          4,284.07         80
                                       6.750          4,284.07
    ATLANTA          GA   30307          2            06/22/01         00
    1744095                              05           08/01/01          0
    0017440959                           O            07/01/31
    0


    5075909          405/943             F          370,000.00         ZZ
                                         360        359,606.26          1
                                       7.125          2,492.76         49
                                       6.750          2,492.76
    SAN DIEGO        CA   92109          2            06/04/01         00
    1743938                              05           08/01/01          0
    0017439381                           O            07/01/31
    0


    5077359          E22/G01             F          483,000.00         ZZ
                                         360        467,845.70          1
                                       7.250          3,294.91         65
                                       7.000          3,294.91
    NEW ORLEANS      LA   70116          2            06/28/01         00
    0412577868                           05           08/01/01          0
    0412577868                           O            07/01/31
    0


    5101186          964/G01             F          391,200.00         ZZ
                                         360        380,210.66          1
                                       7.125          2,635.59         80
                                       6.875          2,635.59
    SANTA MARIA      CA   93455          1            06/28/01         00
    0432934867                           05           08/01/01          0
1


    130999                               O            07/01/31
    0


    5105151          E22/G01             F          457,600.00         ZZ
                                         360        445,185.05          1
                                       7.125          3,082.94         80
                                       6.875          3,082.94
    VANCOUVER        WA   98685          1            07/03/01         00
    0412762577                           05           09/01/01          0
    0412762577                           O            08/01/31
    0


    5110918          696/G01             F          520,000.00         ZZ
                                         360        505,226.29          1
                                       6.875          3,416.03         80
                                       6.625          3,416.03
    MCLEAN           VA   22101          1            07/02/01         00
    0432945970                           05           09/01/01          0
    23301197                             O            08/01/31
    0


    5122098          E22/G01             F          467,000.00         ZZ
                                         360        454,329.99          1
                                       7.125          3,146.27         67
                                       6.875          3,146.27
    HOLLISTER        CA   95023          2            06/29/01         00
    0412764672                           05           09/01/01          0
    0412764672                           O            08/01/31
    0


    5122113          E22/G01             F          399,950.00         ZZ
                                         360        367,494.71          1
                                       7.250          2,728.36         80
                                       7.000          2,728.36
    OAKLAND          CA   94618          1            07/09/01         00
    0412794547                           05           09/01/01          0
    0412794547                           O            08/01/31
    0


    5122647          R88/G01             F          470,000.00         ZZ
                                         360        456,175.33          1
                                       6.875          3,087.57         57
                                       6.625          3,087.57
    FOSTER CITY      CA   94404          1            05/30/01         00
    0432968956                           03           08/01/01          0
    1113265                              O            07/01/31
    0


1


    5124181          F26/G01             F          360,000.00         ZZ
                                         360        348,948.77          1
                                       7.250          2,455.83         60
                                       7.000          2,455.83
    SAMMAMISH        WA   98075          2            07/18/01         00
    0433038494                           05           09/01/01          0
    7142774105                           O            08/01/31
    0


    5126706          623/G01             F          340,000.00         ZZ
                                         360        330,667.50          1
                                       7.250          2,319.40         80
                                       7.000          2,319.40
    AURORA           CO   80015          1            06/19/01         00
    0432980837                           03           08/01/01          0
    1981520                              O            07/01/31
    0


    5126712          623/G01             F          350,000.00         ZZ
                                         360        145,905.59          1
                                       7.125          2,358.01         70
                                       6.875          2,358.01
    PARK CITY        UT   84098          2            06/14/01         00
    0432980498                           05           08/01/01          0
    2787330                              O            07/01/31
    0


    5128717          664/G01             F          420,000.00         ZZ
                                         360        400,382.90          1
                                       7.000          2,794.27         62
                                       6.750          2,794.27
    PALOS VERDES ES  CA   90274          2            04/11/01         00
    0432947083                           05           06/01/01          0
    0003842432                           O            05/01/31
    0


    5141542          E22/G01             F          350,000.00         ZZ
                                         360        340,722.04          1
                                       7.250          2,387.62         72
                                       7.000          2,387.62
    FALL CITY        WA   98024          5            07/10/01         00
    0412764755                           05           09/01/01          0
    0412764755                           O            08/01/31
    0


    5149971          E22/G01             F          350,000.00         ZZ
                                         360        340,053.89          1
                                       6.875          2,299.25         74
                                       6.625          2,299.25
1


    SEATTLE          WA   98136          5            07/11/01         00
    0412775033                           05           09/01/01          0
    0412775033                           O            08/01/31
    0


    5173713          405/943             F          630,000.00         ZZ
                                         360        613,141.60          1
                                       7.500          4,405.06         65
                                       7.000          4,405.06
    WASHINGTON       DC   20008          5            06/25/01         00
    1756425                              05           08/01/01          0
    0017564253                           O            07/01/31
    0


    5185001          E22/G01             F          645,400.00         ZZ
                                         360        627,890.12          1
                                       7.125          4,348.18         70
                                       6.875          4,348.18
    BELLEVUE         WA   98006          2            07/16/01         00
    0412775124                           03           09/01/01          0
    0412775124                           O            08/01/31
    0


    5192586          025/025             F          416,000.00         ZZ
                                         360        403,018.38          1
                                       7.250          2,837.86         80
                                       7.000          2,837.86
    MARSHALL         VA   20115          1            04/27/01         00
    0130161912                           05           06/01/01          0
    FNVA0130161912                       O            05/01/31
    0


    5202513          E22/G01             F          518,900.00         ZZ
                                         360        504,149.13          1
                                       7.125          3,495.93         80
                                       6.875          3,495.93
    HEATH            TX   75032          1            07/25/01         00
    0412835589                           03           09/01/01          0
    0412835589                           O            08/01/31
    0


    5209396          405/943             F          385,000.00         ZZ
                                         360        375,029.28          1
                                       7.375          2,659.10         55
                                       6.875          2,659.10
    SAN RAFAEL       CA   94901          1            07/10/01         00
    1760728                              05           09/01/01          0
    0017607284                           O            08/01/31
    0
1




    5216595          225/G01             F          396,000.00         ZZ
                                         360        384,983.43          1
                                       7.250          2,701.42         90
                                       7.000          2,701.42
    TEMPERANCE       MI   48182          2            06/08/01         14
    0433028800                           05           08/01/01         25
    6536446                              O            07/01/31
    0


    5218438          N47/G01             F          365,000.00         ZZ
                                         360        355,381.58          1
                                       7.250          2,489.94         80
                                       7.000          2,489.94
    WATSONVILLE      CA   95076          2            08/03/01         00
    0433130598                           05           10/01/01          0
    20310994                             O            09/01/31
    0


    5221757          R65/G01             F          363,200.00         ZZ
                                         360        353,107.11          1
                                       6.875          2,385.97         80
                                       6.625          2,385.97
    MANASSAS         VA   20112          1            08/16/01         00
    0433145828                           05           10/01/01          0
    20014482                             O            09/01/31
    0


    5235419          994/X14             F          348,500.00         ZZ
                                         360        338,481.90          1
                                       7.000          2,318.58         80
                                       6.750          2,318.58
    VOORHEES         NJ   08043          1            06/15/01         00
    8022061165                           03           08/01/01          0
    1000264916                           O            07/01/31
    0


    5235429          994/X14             F          460,000.00         ZZ
                                         360        442,229.50          1
                                       7.000          3,060.39         78
                                       6.750          3,060.39
    EAST GREENWICH   RI   02818          1            05/09/01         00
    8022145836                           05           07/01/01          0
    1000290507                           O            06/01/31
    0


    5235432          994/X14             F          354,000.00         ZZ
                                         360        341,532.07          1
1


                                       6.875          2,325.53         72
                                       6.625          2,325.53
    COLORADO SPRING  CO   80919          1            04/09/01         00
    8022159621                           05           06/01/01          0
    1000293909                           O            05/01/31
    0


    5235443          994/X14             F          400,000.00         ZZ
                                         360        387,049.71          1
                                       6.875          2,627.72         41
                                       6.625          2,627.72
    SOUTH NATICK     MA   01760          1            04/12/01         00
    8022196383                           05           06/01/01          0
    1000303902                           O            05/01/31
    0


    5237989          E22/G01             F          650,000.00         ZZ
                                         360        631,532.77          1
                                       6.875          4,270.04         79
                                       6.625          4,270.04
    SAN ANTONIO      TX   78232          2            07/25/01         00
    0412858052                           05           09/01/01          0
    0412858052                           O            08/01/31
    0


    5246451          E22/G01             F          520,000.00         ZZ
                                         360        505,892.11          1
                                       7.125          3,503.34         80
                                       6.875          3,503.34
    DALLAS           TX   75287          1            08/01/01         00
    0412862385                           03           09/01/01          0
    0412862385                           O            08/01/31
    0


    5250615          225/G01             F          500,000.00         ZZ
                                         360        480,346.27          1
                                       7.000          3,326.51         19
                                       6.750          3,326.51
    BEDFORD          NY   10506          5            06/05/01         00
    0433029113                           05           08/01/01          0
    6536577                              O            07/01/31
    0


    5253668          461/G01             F          472,000.00         ZZ
                                         360        459,487.91          1
                                       7.250          3,219.88         80
                                       7.000          3,219.88
    SAN DIEGO        CA   92109          1            07/25/01         00
    0433077021                           08           09/01/01          0
1


    9030699367                           O            08/01/31
    0


    5253695          461/G01             F          556,500.00         ZZ
                                         360        539,612.16          1
                                       7.250          3,796.32         70
                                       7.000          3,796.32
    LOS ANGELES      CA   91367          1            07/19/01         00
    0433029360                           03           09/01/01          0
    9030668230                           O            08/01/31
    0


    5259748          225/G01             F          625,000.00         ZZ
                                         360        607,250.94          1
                                       7.250          4,263.61         68
                                       7.000          4,263.61
    SARASOTA         FL   34242          5            05/04/01         00
    0433028669                           05           07/01/01          0
    7262850                              O            06/01/31
    0


    5259762          225/G01             F          400,000.00         ZZ
                                         360        388,642.07          1
                                       7.250          2,728.71         50
                                       7.000          2,728.71
    MICHIGAN CITY    IN   46360          5            05/25/01         00
    0433028891                           05           07/01/01          0
    7267769                              O            06/01/31
    0


    5265511          E22/G01             F          571,900.00         ZZ
                                         360        555,339.79          1
                                       7.000          3,804.86         74
                                       6.750          3,804.86
    SAN JOSE         CA   95120          2            07/31/01         00
    0412796518                           03           10/01/01          0
    0412796518                           O            09/01/31
    0


    5265588          E22/G01             F          605,500.00         ZZ
                                         360        590,015.15          1
                                       7.250          4,130.58         70
                                       7.000          4,130.58
    LIVERMORE        CA   94550          1            08/02/01         00
    0412867848                           05           10/01/01          0
    0412867848                           O            09/01/31
    0


1


    5267809          964/G01             F          411,200.00         ZZ
                                         360        397,865.93          1
                                       7.125          2,770.33         80
                                       6.875          2,770.33
    ARROYO GRANDE    CA   93420          1            08/08/01         00
    0433054699                           03           10/01/01          0
    137719                               O            09/01/31
    0


    5287836          E22/G01             F          476,000.00         ZZ
                                         360        420,754.33          1
                                       7.125          3,206.90         58
                                       6.875          3,206.90
    JACKSONVILLE     OR   97530          2            07/31/01         00
    0412816670                           05           10/01/01          0
    0412816670                           O            09/01/31
    0


    5291155          562/G01             F          408,800.00         ZZ
                                         360        393,861.38          1
                                       7.250          2,788.74         80
                                       7.000          2,788.74
    PELHAM           NY   10804          1            08/23/01         00
    0433144243                           05           10/01/01          0
    297022650                            O            09/01/31
    0


    5304313          588/G01             F          339,000.00         ZZ
                                         360        329,452.71          1
                                       7.250          2,312.58         80
                                       7.000          2,312.58
    BRANCHBURG TOWN  NJ   08853          1            06/07/01         00
    0433074986                           05           08/01/01          0
    1040768                              O            07/01/31
    0


    5308838          E22/G01             F          383,200.00         ZZ
                                         360        372,695.06          1
                                       6.875          2,517.35         80
                                       6.625          2,517.35
    MOUNTAIN VIEW    CA   94043          1            08/03/01         00
    0412813180                           05           10/01/01          0
    0412813180                           O            09/01/31
    0


    5308877          E22/G01             F          344,000.00         ZZ
                                         360        334,982.14          1
                                       7.125          2,317.59         80
                                       6.875          2,317.59
1


    PORTLAND         OR   97221          1            08/02/01         00
    0412863078                           05           10/01/01          0
    0412863078                           O            09/01/31
    0


    5309037          E82/G01             F          375,000.00         ZZ
                                         360        355,227.58          1
                                       7.000          2,494.88         45
                                       6.750          2,494.88
    MILL NECK        NY   11765          2            07/31/01         00
    0400446100                           05           09/01/01          0
    0400446100                           O            08/01/31
    0


    5319201          E22/G01             F          390,000.00         ZZ
                                         360        379,791.76          1
                                       7.125          2,627.50         62
                                       6.875          2,627.50
    NOVATO           CA   94949          5            08/03/01         00
    0412827149                           03           10/01/01          0
    0412827149                           O            09/01/31
    0


    5343556          L60/F27             F          650,000.00         ZZ
                                         360        630,673.06          1
                                       7.000          4,324.47         73
                                       6.750          4,324.47
    VIRGINIA BEACH   VA   23451          2            05/16/01         00
    6920062782                           05           07/01/01          0
    6920062782                           O            06/01/31
    0


    5343571          L60/F27             F          389,000.00         ZZ
                                         240        362,574.42          1
                                       7.250          3,074.56         65
                                       7.000          3,074.56
    BROOKS           GA   30205          2            05/24/01         00
    6610655414                           05           07/01/01          0
    6610655414                           O            06/01/21
    0


    5343707          L60/F27             F          376,000.00         T
                                         360        364,480.89          1
                                       7.250          2,564.98         80
                                       7.000          2,564.98
    SUNSET BEACH     NC   28468          1            03/30/01         00
    6990333333                           05           05/01/01          0
    6990333333                           O            04/01/31
    0
1




    5343714          L60/F27             F          390,500.00         ZZ
                                         360        379,040.34          1
                                       7.250          2,663.90         80
                                       7.000          2,663.90
    GREENSBORO       NC   27455          1            04/10/01         00
    6610656771                           03           06/01/01          0
    6610656771                           O            05/01/31
    0


    5353426          E22/G01             F          750,000.00         ZZ
                                         360        730,819.92          1
                                       7.250          5,116.32         43
                                       7.000          5,116.32
    SIMI VALLEY      CA   93065          2            08/08/01         00
    0412848442                           05           10/01/01          0
    0412848442                           O            09/01/31
    0


    5357096          N47/G01             F          556,000.00         ZZ
                                         360        542,245.50          1
                                       7.250          3,792.90         80
                                       7.000          3,792.90
    CARMEL           CA   93921          1            09/10/01         00
    0433211059                           05           11/01/01          0
    20111727                             O            10/01/31
    0


    5369065          994/X14             F          348,000.00         ZZ
                                         360        313,758.30          1
                                       7.250          2,373.97         80
                                       7.000          2,373.97
    LAS CRUCES       NM   88011          1            07/13/01         00
    8011461285                           05           09/01/01          0
    80700085                             O            08/01/31
    0


    5369500          994/X14             F          500,000.00         ZZ
                                         360        485,954.58          1
                                       7.125          3,368.59         80
                                       6.875          3,368.59
    LONGCHAMPS LUTZ  FL   33549          1            06/21/01         00
    8016066501                           03           08/01/01          0
    218415291                            O            07/01/31
    0


    5369643          964/G01             F          529,900.00         ZZ
                                         360        515,704.68          1
1


                                       7.000          3,525.44         74
                                       6.750          3,525.44
    SAN JOSE         CA   95120          1            08/22/01         00
    0433128667                           05           10/01/01          0
    1383046                              O            09/01/31
    0


    5374237          623/G01             F          633,600.00         ZZ
                                         360        616,804.38          1
                                       7.250          4,322.27         80
                                       7.000          4,322.27
    WILLIAMSBURG     VA   23185          2            07/24/01         00
    0433111739                           05           09/01/01          0
    5364075                              O            08/01/31
    0


    5384996          E22/G01             F          524,200.00         ZZ
                                         360        510,794.28          1
                                       7.250          3,575.97         80
                                       7.000          3,575.97
    HAZEL GREEN      AL   35752          2            08/14/01         00
    0412898306                           05           10/01/01          0
    0412898306                           O            09/01/31
    0


    5384999          E22/G01             F          550,000.00         ZZ
                                         360        534,697.29          1
                                       7.250          3,751.97         75
                                       7.000          3,751.97
    RANCHO PALOS VE  CA   90275          2            08/09/01         00
    0412901308                           05           10/01/01          0
    0412901308                           O            09/01/31
    0


    5403012          E76/G01             F          555,000.00         ZZ
                                         360        540,670.86          1
                                       7.000          3,692.43         66
                                       6.750          3,692.43
    FRISCO           CO   80443          2            09/05/01         00
    0433220183                           05           11/01/01          0
    10007883                             O            10/01/31
    0


    5408428          E84/G01             F          370,000.00         ZZ
                                         360        360,192.05          1
                                       7.250          2,524.05         61
                                       7.000          2,524.05
    SAN BRUNO        CA   94066          5            07/03/01         00
    0433140266                           05           09/01/01          0
1


    23010691                             O            08/01/31
    0


    5412340          025/025             F          450,000.00         ZZ
                                         360        437,272.34          1
                                       7.250          3,069.80         70
                                       7.000          3,069.80
    FLOSSMOOR        IL   60422          5            06/14/01         00
    0139080683                           05           08/01/01          0
    0139080683                           O            07/01/31
    0


    5412416          196/G01             F          351,000.00         ZZ
                                         360        341,543.09          1
                                       7.250          2,394.44         56
                                       7.000          2,394.44
    SAN DIEGO        CA   92109          5            07/19/01         00
    0433136058                           05           09/01/01          0
    1434393                              O            08/01/31
    0


    5413318          025/025             F          384,000.00         ZZ
                                         360        371,715.23          1
                                       7.125          2,587.08         80
                                       6.875          2,587.08
    FAIRFIELD        CT   06432          1            02/21/01         00
    0138743414                           05           04/01/01          0
    138743414                            O            03/01/31
    0


    5413603          696/G01             F          519,000.00         ZZ
                                         360        505,727.49          1
                                       7.250          3,540.49         80
                                       7.000          3,540.49
    ROUND HILL       VA   20141          2            08/14/01         00
    0433162542                           05           10/01/01          0
    50101080                             O            09/01/31
    0


    5421189          405/943             F          363,000.00         ZZ
                                         360        342,699.55          1
                                       7.375          2,507.15         55
                                       6.875          2,507.15
    SAN MARINO       CA   91108          1            07/27/01         00
    1765648                              05           09/01/01          0
    0017656489                           O            08/01/31
    0


1


    5425164          025/025             F          494,500.00         ZZ
                                         360        478,954.19          1
                                       6.875          3,248.52         66
                                       6.625          3,248.52
    MT AIRY          MD   21771          2            04/27/01         00
    0138189964                           05           06/01/01          0
    0138189964                           O            05/01/31
    0


    5428093          E22/G01             F          400,000.00         ZZ
                                         360        389,034.32          1
                                       6.875          2,627.72         77
                                       6.625          2,627.72
    PORTLAND         OR   97219          1            08/21/01         00
    0412957839                           05           10/01/01          0
    0412957839                           O            09/01/31
    0


    5439140          E22/G01             F          401,000.00         ZZ
                                         360        390,220.73          1
                                       7.000          2,667.86         68
                                       6.750          2,667.86
    SAN JOSE         CA   95125          2            08/16/01         00
    0412928319                           05           10/01/01          0
    0412928319                           O            09/01/31
    0


    5443993          A52/G01             F          364,000.00         ZZ
                                         360        354,543.12          1
                                       7.250          2,483.12         90
                                       7.000          2,483.12
    SENOIA           GA   30267          2            08/31/01         11
    0433181146                           05           10/01/01         25
    15999                                O            09/01/31
    0


    5459483          E22/G01             F          380,000.00         ZZ
                                         360        369,820.33          1
                                       7.000          2,528.15         80
                                       6.750          2,528.15
    SAN BRUNO        CA   94066          1            08/20/01         00
    0412944100                           05           10/01/01          0
    0412944100                           O            09/01/31
    0


    5468552          L60/F27             F          350,000.00         ZZ
                                         360        340,362.43          1
                                       7.250          2,387.62         61
                                       7.000          2,387.62
1


    SAVANNAH         GA   31410          5            06/18/01         00
    6610629979                           05           08/01/01          0
    6610629979                           O            07/01/31
    0


    5468937          286/286             F          400,000.00         ZZ
                                         360        388,785.26          1
                                       7.000          2,661.21         58
                                       6.750          2,661.21
    HAMPSTEAD        NC   28443          2            07/16/01         00
    0444211                              05           09/01/01          0
    444211                               O            08/01/31
    0


    5468976          286/286             F          500,000.00         ZZ
                                         360        486,553.27          1
                                       7.250          3,410.89         64
                                       7.000          3,410.89
    POTOMAC          MD   20854          1            07/13/01         00
    0423793                              05           09/01/01          0
    423793                               O            08/01/31
    0


    5471325          E22/G01             F          506,000.00         ZZ
                                         360        492,755.20          1
                                       7.125          3,409.02         55
                                       6.875          3,409.02
    ESCONDIDO        CA   92029          2            08/22/01         00
    0412907693                           05           10/01/01          0
    0412907693                           O            09/01/31
    0


    5471376          E22/G01             F          360,000.00         ZZ
                                         360        350,096.11          1
                                       7.125          2,425.39         80
                                       6.875          2,425.39
    SAN JOSE         CA   95136          1            08/22/01         00
    0412953952                           05           10/01/01          0
    0412953952                           O            09/01/31
    0


    5475436          J37/286             F          476,000.00         ZZ
                                         360        462,031.30          1
                                       7.250          3,247.16         80
                                       7.000          3,247.16
    PLEASANTON       CA   94588          1            04/23/01         00
    9817818                              05           06/01/01          0
    5391259                              O            05/01/31
    0
1




    5494390          E22/G01             F          378,000.00         ZZ
                                         360        368,006.11          1
                                       7.125          2,546.66         80
                                       6.875          2,546.66
    DECATUR          AL   35601          2            08/29/01         00
    0412938508                           05           10/01/01          0
    0412938508                           O            09/01/31
    0


    5507646          964/G01             F          420,000.00         ZZ
                                         360        408,755.06          1
                                       6.875          2,759.10         80
                                       6.625          2,759.10
    NOVATO           CA   94947          1            09/20/01         00
    0433220654                           03           11/01/01          0
    144830                               O            10/01/31
    0


    5569223          R88/G01             F          572,000.00         ZZ
                                         360        557,027.80          1
                                       7.125          3,853.67         80
                                       6.875          3,853.67
    CALABASAS        CA   91302          1            08/07/01         00
    0433153673                           03           10/01/01          0
    1220683                              O            09/01/31
    0


    5571430          964/G01             F          475,000.00         ZZ
                                         360        456,042.22          1
                                       7.000          3,160.19         62
                                       6.750          3,160.19
    THOUSAND OAKS    CA   91320          1            09/14/01         00
    0433202751                           03           11/01/01          0
    145220                               O            10/01/31
    0


    5580720          405/943             F          650,000.00         ZZ
                                         360        630,123.81          1
                                       7.125          4,379.18         70
                                       6.750          4,379.18
    SAN JOSE         CA   95135          1            08/15/01         00
    1767047                              05           10/01/01          0
    0017670472                           O            09/01/31
    0


    5581832          405/943             F          348,000.00         ZZ
                                         360        339,305.74          1
1


                                       7.375          2,403.55         80
                                       6.750          2,403.55
    SAN FRANCISCO    CA   94112          5            08/10/01         00
    1748013                              05           10/01/01          0
    0017480138                           O            09/01/31
    0


    5581838          405/943             F          400,000.00         ZZ
                                         360        389,770.42          1
                                       7.250          2,728.71         20
                                       6.750          2,728.71
    LOS ALTOS HILLS  CA   94022          5            08/02/01         00
    1755202                              05           10/01/01          0
    0017552027                           O            09/01/31
    0


    5581868          405/943             F          405,000.00         ZZ
                                         360        387,482.88          1
                                       7.375          2,797.24         72
                                       6.750          2,797.24
    SAN FRANCISCO    CA   94118          1            08/02/01         00
    1766330                              01           10/01/01          0
    0017663303                           O            09/01/31
    0


    5581871          405/943             F          390,000.00         ZZ
                                         360        374,400.30          1
                                       7.375          2,693.64         46
                                       6.750          2,693.64
    LOS ALAMITOS     CA   90720          2            08/03/01         00
    1766895                              05           10/01/01          0
    0017668955                           O            09/01/31
    0


    5581876          405/943             F          345,000.00         ZZ
                                         360        336,177.08          1
                                       7.250          2,353.51         79
                                       6.750          2,353.51
    SIMI VALLEY      CA   93065          2            08/07/01         00
    1767174                              05           10/01/01          0
    0017671744                           O            09/01/31
    0


    5581894          405/943             F          382,000.00         ZZ
                                         360        371,299.53          1
                                       7.375          2,638.38         77
                                       6.750          2,638.38
    SANTA MONICA     CA   90405          2            08/10/01         00
    1769802                              05           10/01/01          0
1


    0017698028                           O            09/01/31
    0


    5581985          405/943             F          636,000.00         ZZ
                                         360        620,032.09          1
                                       7.375          4,392.70         80
                                       6.875          4,392.70
    WASHINGTON       DC   20007          1            08/09/01         00
    1764473                              05           10/01/01          0
    0017644733                           O            09/01/31
    0


    5582094          405/943             F          355,000.00         ZZ
                                         360        346,011.27          1
                                       7.375          2,451.90         51
                                       6.750          2,451.90
    BURLINGAME       CA   94010          5            08/01/01         00
    1763621                              05           10/01/01          0
    0017636218                           O            09/01/31
    0


    5582095          405/943             F          401,000.00         ZZ
                                         360        390,503.45          1
                                       7.125          2,701.62         73
                                       6.750          2,701.62
    SANTA BARBARA    CA   93111          2            08/01/01         00
    1763771                              05           10/01/01          0
    0017637711                           O            09/01/31
    0


    5582102          405/943             F          307,000.00         ZZ
                                         360        298,964.08          1
                                       7.125          2,068.32         62
                                       6.750          2,068.32
    SAN JOSE         CA   95133          2            08/01/01         00
    1765296                              05           10/01/01          0
    0017652967                           O            09/01/31
    0


    5582119          405/943             F          525,000.00         ZZ
                                         360        511,883.47          1
                                       7.375          3,626.05         46
                                       6.750          3,626.05
    ORINDA           CA   94563          5            08/04/01         00
    1990937                              05           10/01/01          0
    0019909373                           O            09/01/31
    0


1


    5582178          405/943             F          353,000.00         ZZ
                                         240        330,768.66          1
                                       7.000          2,736.80         62
                                       6.750          2,736.81
    MARIETTA         GA   30067          2            08/24/01         00
    1769721                              03           10/01/01          0
    0017697210                           O            09/01/21
    0


    5600343          E22/G01             F          366,000.00         ZZ
                                         360        356,550.44          1
                                       7.000          2,435.01         56
                                       6.750          2,435.01
    SAN JOSE         CA   95129          5            09/04/01         00
    0413004409                           05           11/01/01          0
    0413004409                           O            10/01/31
    0


    5607027          994/X14             F          340,000.00         ZZ
                                         360        323,882.83          1
                                       6.875          2,233.56         80
                                       6.625          2,233.56
    BELTSVILLE       MD   20705          2            08/22/01         00
    8016259882                           03           10/01/01          0
    218727729                            O            09/01/31
    0


    5614828          E22/G01             F          385,000.00         ZZ
                                         360        365,622.03          1
                                       6.875          2,529.18         51
                                       6.625          2,529.18
    HUNTINGTON BEAC  CA   92648          2            09/11/01         00
    0412936486                           03           11/01/01          0
    0412936486                           O            10/01/31
    0


    5614848          E22/G01             F          414,000.00         ZZ
                                         360        403,311.35          1
                                       7.000          2,754.35         80
                                       6.750          2,754.35
    REDONDO BEACH    CA   90277          1            09/10/01         00
    0412962250                           05           11/01/01          0
    0412962250                           O            10/01/31
    0


    5648285          286/286             F          350,000.00         ZZ
                                         360        336,379.48          1
                                       6.875          2,299.26         54
                                       6.625          2,299.26
1


    CROZET           VA   22932          1            08/30/01         00
    0501289                              05           10/01/01          0
    501289                               O            09/01/31
    0


    5652486          E22/G01             F          451,250.00         ZZ
                                         360        439,327.00          1
                                       6.875          2,964.39         73
                                       6.625          2,964.39
    SAN ANTONIO      TX   78255          2            09/07/01         00
    0412972507                           05           11/01/01          0
    0412972507                           O            10/01/31
    0


    5678165          E82/G01             F          373,200.00         ZZ
                                         360        355,992.06          1
                                       7.250          2,545.88         80
                                       7.000          2,545.88
    SAN JOSE         CA   95136          2            09/20/01         00
    0400475364                           05           11/01/01          0
    0400475364                           O            10/01/31
    0


    5704895          696/G01             F          381,200.00         ZZ
                                         360        371,805.36          1
                                       7.250          2,600.46         80
                                       7.000          2,600.46
    WASHINGTON       DC   20007          1            09/20/01         00
    0433217239                           05           11/01/01          0
    31801141                             O            10/01/31
    0


    5729394          994/X14             F          300,000.00         ZZ
                                         360        292,327.90          1
                                       7.250          2,046.53         71
                                       7.000          2,046.53
    CLINTON          NJ   08809          1            08/03/01         00
    8016206412                           05           10/01/01          0
    218639577                            O            09/01/31
    0
1



   TOTAL NUMBER OF LOANS   :        370

   TOTAL ORIGINAL BALANCE  :   159,529,067.00

   TOTAL PRINCIPAL BALANCE :   147,935,044.00

   TOTAL ORIGINAL P+I      :     1,073,878.82

   TOTAL CURRENT P+I       :     1,073,878.83


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                                   EXHIBIT F-10

                                              GROUP IX LOAN SCHEDULE

  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 09.18.37           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1  FIXD GROUP VIII                 CUTOFF : 03/01/04
  POOL       : 0004826
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------------------

      1781771                              .2500
      357,961.22                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1804519                              .2500
      284,469.50                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1811281                              .2500
      379,054.88                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      1811593                              .2500
      312,957.77                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1815412                              .2500
      353,870.69                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      1821046                              .2500
      407,848.25                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250
1



      1826678                              .2500
      310,754.77                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1828224                              .2500
      348,715.28                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      1832118                              .2500
      235,697.64                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1839938                              .2500
      375,872.36                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1840583                              .2500
      370,131.39                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1846033                              .2500
      311,324.29                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1854634                              .2500
      343,972.55                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      1857210                              .2500
      359,466.91                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      1857382                              .2500
      576,546.62                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1859521                              .2500
      319,055.16                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1885656                              .2500
      257,731.50                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1893123                              .2500
      322,517.56                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1918456                              .2500
      471,165.98                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      1919218                              .2500
      511,454.10                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      1919244                              .2500
      375,249.49                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      1922972                              .2500
      314,687.42                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      1923124                              .2500
      512,888.16                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      2681690                              .2500
      932,648.23                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2695692                              .2500
      309,557.64                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2696048                              .2500
      418,033.40                          .0500
            6.5000                         .0000
            6.2500                         .0000
            6.2000                         .0000
            6.0000                         .2000

      2705682                              .2500
      256,820.51                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2705715                              .2500
      345,257.51                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2705745                              .2500
      304,090.16                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      2705749                              .2500
      602,124.66                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      2705850                              .2500
      391,646.90                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      2705871                              .2500
      351,550.88                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2705893                              .2500
      378,723.21                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2705942                              .2500
      197,002.17                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2705984                              .2500
      397,887.58                          .0500
            6.2500                         .0000
            6.0000                         .0000
            5.9500                         .0000
            5.9500                         .0000

      2706030                              .2500
      420,252.62                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2706064                              .2500
      302,527.14                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      2706081                              .2500
      356,949.73                          .0500
            6.1250                         .0000
            5.8750                         .0000
            5.8250                         .0000
            5.8250                         .0000
1



      2718796                              .2500
      345,541.17                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2771388                              .2500
      486,837.97                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      2790147                              .2500
      517,631.29                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2829484                              .2500
      228,763.64                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      2842390                              .2500
      321,309.12                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      4093253                              .2500
      484,546.72                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      4326527                              .2500
      463,492.36                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4558205                              .2500
      322,513.65                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      4574058                              .2500
      627,924.80                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      4604542                              .2500
      324,225.94                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4667762                              .2500
      489,585.87                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      4706675                              .2500
      536,708.66                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      4882191                              .2500
      367,888.33                          .0500
            6.3750                         .0000
            6.1250                         .0000
            6.0750                         .0000
            6.0000                         .0750

      5126566                              .2500
      464,716.58                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      5169287                              .2500
      368,812.92                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250

      5353445                              .2500
      353,043.36                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500
1



      5413601                              .2500
      382,693.85                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      5425214                              .2500
      339,239.90                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      5425223                              .2500
      469,245.16                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      5439385                              .2500
      373,097.31                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      5494417                              .2500
      413,126.79                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      5569946                              .2500
      388,779.67                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

      5574540                              .2500
      456,024.83                          .0500
            6.6250                         .0000
            6.3750                         .0000
            6.3250                         .0000
            6.0000                         .3250
1



      5614984                              .2500
      447,393.77                          .0500
            6.7500                         .0000
            6.5000                         .0000
            6.4500                         .0000
            6.0000                         .4500

  TOTAL NUMBER OF LOANS:       62
  TOTAL BALANCE........:         24,351,609.49


  RUN ON     : 03/29/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 09.18.37            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED  FIXED SUMMARY REPORT      CUTOFF : 03/01/04
  POOL       : 0004826
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                        6.6665            6.1250      6.7500
  RFC NET RATE                          6.4165            5.8750      6.5000
  NET MTG RATE(INVSTR RATE)             6.3665            5.8250      6.4500
  POST STRIP RATE                       5.9966            5.8250      6.0000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3699             .0000       .4500







  TOTAL NUMBER OF LOANS:    62
  TOTAL BALANCE........:      24,351,609.49


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/29/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 09.18.37          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2004-SL1 FIXED GROUP VIII                 CUTOFF : 03/01/04
  POOL       : 0004826
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1781771          F27/G02             F          385,550.00         ZZ
                                         360        357,961.22          1
                                       6.750          2,500.67         80
                                       6.500          2,500.67
    ALEXANDRIA       VA   22314          1            06/19/98         00
    0430960963                           09           08/01/98          0
    6060008998                           O            07/01/28
    0


    1804519          976/076             F          342,000.00         ZZ
                                         360        284,469.50          1
                                       6.750          2,218.21         78
                                       6.500          2,218.21
    ALBUQUERQUE      NM   87122          1            08/07/98         00
    14324864                             05           10/01/98          0
    5335668                              O            09/01/28
    0


    1811281          811/G01             F          407,200.00         ZZ
                                         360        379,054.88          1
                                       6.625          2,607.35         80
                                       6.375          2,607.35
    MENLO PARK       CA   94025          1            09/22/98         00
    0431056050                           05           11/01/98          0
    2206686                              O            10/01/28
    0


    1811593          111/111             F          336,000.00         ZZ
                                         360        312,957.77          1
                                       6.750          2,179.29         68
                                       6.500          2,179.29
    RANCH PALOS VER  CA   90275          2            08/22/98         00
    787814                               05           10/01/98          0
1


    787814682                            O            09/01/28
    0


    1815412          E22/G01             F          380,000.00         ZZ
                                         360        353,870.69          1
                                       6.625          2,433.18         80
                                       6.375          2,433.18
    CASTRO VALLEY    CA   94552          1            09/21/98         00
    0411030968                           03           11/01/98          0
    411030968                            O            10/01/28
    0


    1821046          H25/G01             F          437,000.00         ZZ
                                         360        407,848.25          1
                                       6.625          2,798.16         69
                                       6.375          2,798.16
    IRVINGTON        VA   22480          5            11/05/98         00
    0431110758                           05           01/01/99          0
    655553407                            O            12/01/28
    0


    1826678          E22/G01             F          333,000.00         ZZ
                                         360        310,754.77          1
                                       6.750          2,159.84         67
                                       6.500          2,159.84
    HORSESHOE BAY    TX   78657          2            10/05/98         00
    0410884936                           03           12/01/98          0
    410884936                            O            11/01/28
    0


    1828224          964/G01             F          380,000.00         ZZ
                                         360        348,715.28          1
                                       6.625          2,433.18         74
                                       6.375          2,433.18
    SAN FRANCISCO    CA   94127          1            10/06/98         00
    0431078161                           05           12/01/98          0
    42390                                O            11/01/28
    0


    1832118          637/G01             F          265,000.00         ZZ
                                         360        235,697.64          1
                                       6.750          1,718.79         50
                                       6.500          1,718.79
    SUNNYVALE        CA   94087          2            10/20/98         00
    0431100783                           05           12/01/98          0
    13426994                             O            11/01/28
    0


1


    1839938          J95/J95             F          403,700.00         ZZ
                                         360        375,872.36          1
                                       6.500          2,551.66         92
                                       6.250          2,551.66
    CINCINNATI       OH   45208          1            10/14/98         10
    0009376302                           05           12/01/98         25
    9376302                              O            11/01/28
    0


    1840583          E22/G01             F          396,000.00         ZZ
                                         360        370,131.39          1
                                       6.750          2,568.45         80
                                       6.500          2,568.45
    ENGLEWOOD        CO   80111          2            11/05/98         00
    0411110125                           05           01/01/99          0
    411110125                            O            12/01/28
    0


    1846033          E26/G01             F          337,000.00         ZZ
                                         360        311,324.29          1
                                       6.750          2,185.78         95
                                       6.500          2,185.78
    GALLOWAY         NJ   08201          1            08/28/98         11
    0431118488                           05           10/01/98         30
    60800897                             O            09/01/28
    0


    1854634          601/G01             F          369,500.00         ZZ
                                         360        343,972.55          1
                                       6.375          2,305.20         80
                                       6.125          2,305.20
    MANASSAS         VA   20112          1            11/13/98         00
    0431135599                           05           01/01/99          0
    1282486                              O            12/01/28
    0


    1857210          956/G01             F          392,000.00         ZZ
                                         360        359,466.91          1
                                       6.750          2,542.50         80
                                       6.500          2,542.50
    SAN CARLOS       CA   94070          1            10/06/98         00
    0431155977                           05           12/01/98          0
    108070500                            O            11/01/28
    0


    1857382          956/G01             F          618,750.00         ZZ
                                         360        576,546.62          1
                                       6.750          4,013.20         75
                                       6.500          4,013.20
1


    CARMEL           IN   46032          5            10/29/98         00
    0431145655                           03           12/01/98          0
    908100314                            O            11/01/28
    0


    1859521          E26/G01             F          367,250.00         ZZ
                                         360        319,055.16          1
                                       6.750          2,381.98         59
                                       6.500          2,381.98
    RANCHO PALOS VE  CA   90275          5            12/09/98         00
    0431160613                           05           02/01/99          0
    34802122                             O            01/01/29
    0


    1885656          026/G01             F          275,000.00         ZZ
                                         360        257,731.50          1
                                       6.750          1,783.65         79
                                       6.500          1,783.65
    CONCORD          NC   28027          2            02/24/99         00
    0431256296                           05           04/01/99          0
    0200452975                           O            03/01/29
    0


    1893123          076/076             F          344,000.00         ZZ
                                         360        322,517.56          1
                                       6.750          2,231.18         80
                                       6.500          2,231.18
    LA MESA          CA   91941          1            01/28/99         00
    16421695                             05           03/01/99          0
    6421695                              O            02/01/29
    0


    1918456          952/G01             F          500,000.00         ZZ
                                         360        471,165.98          1
                                       6.750          3,243.00         73
                                       6.500          3,243.00
    SADDLE RIVER     NJ   07458          1            05/28/99         00
    0431356724                           05           07/01/99          0
    99002964                             O            06/01/29
    0


    1919218          225/447             F          565,000.00         ZZ
                                         360        511,454.10          1
                                       6.625          3,617.76         69
                                       6.375          3,617.76
    UPPER SADDLE RI  NJ   07458          5            04/12/99         00
    3870039                              05           06/01/99          0
    8159749                              O            05/01/29
    0
1




    1919244          225/447             F          401,000.00         ZZ
                                         360        375,249.49          1
                                       6.500          2,534.59         51
                                       6.250          2,534.59
    STAFFORD         PA   19087          1            04/09/99         00
    3952252                              05           06/01/99          0
    8759519                              O            05/01/29
    0


    1922972          A39/G01             F          399,500.00         ZZ
                                         360        314,687.42          1
                                       6.750          2,591.15         70
                                       6.500          2,591.15
    VALLEY VILLAGE   CA   91607          1            06/18/99         00
    0431369362                           05           08/01/99          0
    9900686                              O            07/01/29
    0


    1923124          J95/J95             F          550,000.00         ZZ
                                         342        512,888.16          1
                                       6.500          3,536.65         66
                                       6.250          3,536.65
    NASHVILLE        TN   37215          2            05/25/99         00
    0005892252                           05           07/01/99          0
    0005892252                           O            12/01/27
    0


    2681690          696/G01             F        1,000,000.00         ZZ
                                         360        932,648.23          1
                                       6.750          6,485.98         64
                                       6.500          6,485.98
    DARNESTOWN       MD   20874          2            09/17/98         00
    0431034776                           05           11/01/98          0
    1018135                              O            10/01/28
    0


    2695692          225/447             F          350,000.00         ZZ
                                         360        309,557.64          1
                                       6.750          2,270.10         75
                                       6.500          2,270.10
    WESTWOOD         MA   02090          1            09/30/98         00
    3839871                              05           11/01/98          0
    7063990                              O            10/01/28
    0


    2696048          225/447             F          450,000.00         ZZ
                                         360        418,033.40          1
1


                                       6.500          2,844.31         69
                                       6.250          2,844.31
    ALEXANDRIA       VA   22314          1            09/29/98         00
    3939509                              03           11/01/98          0
    8734760                              O            10/01/28
    0


    2705682          225/447             F          275,000.00         ZZ
                                         360        256,820.51          1
                                       6.750          1,783.65         67
                                       6.500          1,783.65
    PORT WASHINGTON  NY   11050          5            10/02/98         00
    3838006                              05           12/01/98          0
    007040236                            O            11/01/28
    0


    2705715          225/447             F          370,000.00         ZZ
                                         360        345,257.51          1
                                       6.750          2,399.82         78
                                       6.500          2,399.82
    SAN CLEMENTE     CA   92672          2            10/02/98         00
    3839262                              05           12/01/98          0
    007054152                            O            11/01/28
    0


    2705745          225/447             F          326,250.00         ZZ
                                         360        304,090.16          1
                                       6.625          2,089.02         71
                                       6.375          2,089.02
    SULPHUR          LA   70663          5            10/16/98         00
    3839584                              05           12/01/98          0
    007058675                            O            11/01/28
    0


    2705749          225/447             F          645,600.00         ZZ
                                         360        602,124.66          1
                                       6.750          4,187.35         75
                                       6.500          4,187.35
    CARY             NC   27513          2            09/30/98         00
    3839610                              05           11/01/98          0
    007059123                            O            10/01/28
    0


    2705850          225/447             F          420,000.00         T
                                         360        391,646.90          1
                                       6.625          2,689.31         80
                                       6.375          2,689.31
    TELLURIDE        CO   81435          1            10/23/98         00
    3840256                              01           12/01/98          0
1


    007074223                            O            11/01/28
    0


    2705871          225/447             F          380,000.00         ZZ
                                         360        351,550.88          1
                                       6.750          2,464.68         65
                                       6.500          2,464.68
    WESTLAKE VILLAG  CA   91361          2            10/29/98         00
    3840330                              05           12/01/98          0
    007075919                            O            11/01/28
    0


    2705893          225/447             F          405,000.00         ZZ
                                         360        378,723.21          1
                                       6.750          2,626.83         74
                                       6.500          2,626.83
    AGOURA HILLS     CA   91301          2            11/03/98         00
    3840377                              03           01/01/99          0
    007076864                            O            12/01/28
    0


    2705942          225/447             F          334,425.00         ZZ
                                         360        197,002.17          1
                                       6.750          2,169.08         69
                                       6.500          2,169.08
    LAFAYETTE        LA   70503          5            10/30/98         00
    3840560                              05           12/01/98          0
    007079972                            O            11/01/28
    0


    2705984          225/447             F          440,000.00         ZZ
                                         360        397,887.58          1
                                       6.250          2,709.16         74
                                       6.000          2,709.16
    MONMOUTH JUNCTI  NJ   08852          1            11/06/98         00
    3833286                              05           01/01/99          0
    006100900                            O            12/01/28
    0


    2706030          225/447             F          450,000.00         ZZ
                                         360        420,252.62          1
                                       6.750          2,918.69         75
                                       6.500          2,918.69
    RIDGEFIELD       CT   06877          1            10/13/98         00
    3939798                              05           12/01/98          0
    008735367                            O            11/01/28
    0


1


    2706064          225/447             F          380,000.00         ZZ
                                         360        302,527.14          1
                                       6.625          2,433.18         71
                                       6.375          2,433.18
    PURCHASE         NY   10577          1            10/14/98         00
    3867986                              05           12/01/98          0
    008156220                            O            11/01/28
    0


    2706081          225/447             F          384,800.00         T
                                         360        356,949.73          1
                                       6.125          2,338.09         80
                                       5.875          2,338.09
    WILLIAMSBURG     VA   23185          1            11/11/98         00
    3971882                              03           01/01/99          0
    008912633                            O            12/01/28
    0


    2718796          354/S48             F          370,000.00         ZZ
                                         360        345,541.17          1
                                       6.750          2,399.81         27
                                       6.500          2,399.81
    KENTFIELD        CA   94904          2            10/01/98         00
    0022383210                           05           12/01/98          0
    0022383210                           O            11/01/28
    0


    2771388          696/G01             F          524,000.00         ZZ
                                         360        486,837.97          1
                                       6.625          3,355.23         80
                                       6.375          3,355.23
    WASHINGTON       DC   20003          1            03/31/99         00
    0431271568                           05           05/01/99          0
    31299029                             O            04/01/29
    0


    2790147          E22/G01             F          550,000.00         ZZ
                                         360        517,631.29          1
                                       6.750          3,567.29         77
                                       6.500          3,567.29
    MILLBRAE         CA   94030          2            04/12/99         00
    0411377260                           05           06/01/99          0
    0411377260                           O            05/01/29
    0


    2829484          076/076             F          360,000.00         ZZ
                                         360        228,763.64          1
                                       6.750          2,334.95         87
                                       6.500          2,334.95
1


    LAKELAND         FL   33813          2            05/11/99         12
    19744654                             05           07/01/99         25
    9744654                              O            06/01/29
    0


    2842390          076/076             F          341,900.00         ZZ
                                         360        321,309.12          1
                                       6.375          2,133.02         79
                                       6.125          2,133.02
    MATTAWAN         MI   49071          1            06/04/99         00
    11048313                             05           08/01/99          0
    1048313                              O            07/01/29
    0


    4093253          926/G01             F          500,000.00         T
                                         354        484,546.72          1
                                       6.625          3,218.84         51
                                       6.375          3,218.84
    BLUFFTON         SC   29910          4            08/01/01         00
    0433091212                           03           09/01/01          0
    00127502                             O            02/01/31
    0


    4326527          163/G01             F          490,000.00         ZZ
                                         360        463,492.36          1
                                       6.750          3,178.14         70
                                       6.500          3,178.14
    NEW CASTLE       NY   10514          1            02/16/01         00
    0432664332                           05           04/01/01          0
    1000231939                           O            03/01/31
    0


    4558205          964/G01             F          335,900.00         ZZ
                                         360        322,513.65          1
                                       6.750          2,178.64         80
                                       6.500          2,178.64
    TORRANCE         CA   90505          1            04/05/01         00
    0432753259                           05           06/01/01          0
    116907                               O            05/01/31
    0


    4574058          696/G01             F          650,000.00         ZZ
                                         360        627,924.80          1
                                       6.625          4,162.02         75
                                       6.375          4,162.02
    FAIRFAX STATION  VA   22039          1            03/28/01         00
    0432682771                           03           05/01/01          0
    21400131                             O            04/01/31
    0
1




    4604542          944/G01             F          335,000.00         ZZ
                                         360        324,225.94          1
                                       6.750          2,172.81         50
                                       6.500          2,172.81
    OAKLAND          CA   94610          5            04/18/01         00
    0432765717                           05           06/01/01          0
    W01021279                            O            05/01/31
    0


    4667762          286/286             F          506,400.00         ZZ
                                         360        489,585.87          1
                                       6.750          3,284.51         80
                                       6.500          3,284.51
    BUNKER HILL VIL  TX   77024          1            03/26/01         00
    0334516                              03           05/01/01          0
    334516                               O            04/01/31
    0


    4706675          696/G01             F          556,000.00         ZZ
                                         360        536,708.66          1
                                       6.625          3,560.13         80
                                       6.375          3,560.13
    MCLEAN           VA   22101          1            04/26/01         00
    0432742534                           03           06/01/01          0
    25101041                             O            05/01/31
    0


    4882191          025/025             F          381,000.00         ZZ
                                         360        367,888.33          1
                                       6.375          2,376.94         75
                                       6.125          2,376.94
    HOCKESSIN        DE   19707          5            04/25/01         00
    0139023246                           03           06/01/01          0
    0139023246                           O            05/01/31
    0


    5126566          664/G01             F          480,000.00         ZZ
                                         360        464,716.58          1
                                       6.625          3,073.50         77
                                       6.375          3,073.50
    LOS ANGELES      CA   90066          2            05/09/01         00
    0432946580                           05           07/01/01          0
    0008036485                           O            06/01/31
    0


    5169287          025/025             F          388,850.00         ZZ
                                         360        368,812.92          1
1


                                       6.625          2,489.85         70
                                       6.375          2,489.85
    SOUTHLAKE        TX   76092          1            05/23/01         00
    0139085476                           03           07/01/01          0
    0139085476                           O            06/01/31
    0


    5353445          E22/G01             F          365,000.00         ZZ
                                         360        353,043.36          1
                                       6.750          2,367.38         64
                                       6.500          2,367.38
    SEATTLE          WA   98199          5            08/07/01         00
    0412866360                           05           10/01/01          0
    0412866360                           O            09/01/31
    0


    5413601          696/G01             F          393,750.00         ZZ
                                         360        382,693.85          1
                                       6.750          2,553.86         75
                                       6.500          2,553.86
    ARLINGTON        VA   22207          1            08/20/01         00
    0433112687                           05           10/01/01          0
    22601165                             O            09/01/31
    0


    5425214          025/025             F          350,000.00         ZZ
                                         360        339,239.90          1
                                       6.750          2,270.10         58
                                       6.500          2,270.10
    LEESBURG         VA   20176          2            06/20/01         00
    0138190160                           05           08/01/01          0
    0138190160                           O            07/01/31
    0


    5425223          025/025             F          496,000.00         ZZ
                                         360        469,245.16          1
                                       6.750          3,217.05         80
                                       6.500          3,217.05
    PORTLAND         OR   97229          2            02/28/01         00
    0138754635                           03           05/01/01          0
    0138754635                           O            04/01/31
    0


    5439385          696/G01             F          384,000.00         ZZ
                                         360        373,097.31          1
                                       6.750          2,490.62         80
                                       6.500          2,490.62
    NORTH POTOMAC    MD   20878          1            08/21/01         00
    0433188687                           05           10/01/01          0
1


    32701194                             O            09/01/31
    0


    5494417          E22/G01             F          425,050.00         ZZ
                                         360        413,126.79          1
                                       6.750          2,756.87         45
                                       6.500          2,756.87
    SAN ANTONIO      TX   78212          2            08/28/01         00
    0412964579                           05           10/01/01          0
    0412964579                           O            09/01/31
    0


    5569946          R88/G01             F          400,000.00         ZZ
                                         360        388,779.67          1
                                       6.750          2,594.39         75
                                       6.500          2,594.39
    LOS ANGELES      CA   91436          1            08/20/01         00
    0433158532                           05           10/01/01          0
    1213124                              O            09/01/31
    0


    5574540          E22/G01             F          469,000.00         ZZ
                                         360        456,024.83          1
                                       6.625          3,003.06         67
                                       6.375          3,003.06
    SAN JOSE         CA   95124          1            09/11/01         00
    0413030255                           05           11/01/01          0
    0413030255                           O            10/01/31
    0


    5614984          E22/G01             F          460,000.00         ZZ
                                         360        447,393.77          1
                                       6.750          2,983.55         48
                                       6.500          2,983.55
    DANVILLE         CA   94506          2            09/11/01         00
    0413010752                           03           11/01/01          0
    0413010752                           O            10/01/31
    0
1



   TOTAL NUMBER OF LOANS   :         62

   TOTAL ORIGINAL BALANCE  :    26,307,375.00

   TOTAL PRINCIPAL BALANCE :    24,351,609.49

   TOTAL ORIGINAL P+I      :       169,267.23

   TOTAL CURRENT P+I       :       169,267.23


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                                     EXHIBIT G

                                           FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)      Mortgage Loan Prepaid in Full
                                               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:    [ ] Promissory Note
                       [ ] Primary Insurance Policy
                       [ ] Mortgage or Deed of Trust
                       [ ] Assignment(s) of Mortgage or Deed of Trust
                       [ ] Title Insurance Policy
                       [ ] Other:

Name

Title

Date

                                                    EXHIBIT H-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

                           [NAME OF  OFFICER],  being first duly sworn,  deposes
and says:

         1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series _______, Class R[-__] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable


                                                       H-1-1
for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment Depositor, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Owner is either (i) a citizen or resident of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         6. The Owner hereby agrees that it will not cause income from the Class R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

         7. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         8. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         10.      The Owner's Taxpayer Identification Number is ______________.

         11. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.


                                                       H-1-2

         12. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

         13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

         14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

         15. (a) The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

                  (b) The Owner has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.




                                                       H-1-3

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                                              [NAME OF OWNER]

                                                              By:
                                                              [Name of Officer]
                                                              [Title of Officer]


[Corporate Seal]

ATTEST:


[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ___ day of ________, 200 __.


                                   NOTARY PUBLIC

                                   COUNTY OF

                                   STATE OF

                                   My Commission expires the ____ day of
                                   _____, 20__ .


                                                       H-1-4

EXHIBIT 1


DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
   Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

The collection of information in this regulation is in Sec. 1.860E - 1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise,


                                                       H-1-5
the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by October 17, 2002. Comments are specifically requested concerning:

Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

The accuracy of the estimated burden associated with the collection of information (see below);

How the quality, utility, and clarity of the information to be collected may be enhanced;

How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue


                                                       H-1-6

Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements


                                                       H-1-7
for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
   Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
   The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.


                                                       H-1-8

   Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
   Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a
change  from  the  proposed   regulation  and  Rev.  Proc.   2001-12.  In  those
publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
   It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]


                                                       H-1-9

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

   Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

   It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

   The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

   Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

   Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

   Accordingly, 26 CFR parts 1 and 602 are amended as follows:



                                                      H-1-10

PART 1--INCOME TAXES

   Paragraph 1. The authority citation for part 1 continues to read in part as follows:

   Authority: 26 U.S.C. 7805 * * *



                                                      H-1-11

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE


                            __________________, 200__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Funding Corporation Series 2004-SL1

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2004-SL1, Class R-[   ]

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Asset- Backed Pass-Through Certificates, Series 2004-SL1, Class R-[__] (the "Certificates"), pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2004 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations


                                                       H-2-1

Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                             Very truly yours,




                                             (Seller)


                                             By:
                                             Name:
                                             Title:



                                                       H-2-2

                                    EXHIBIT I

                     FORM OF INVESTOR REPRESENTATION LETTER

                              ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL1

                  Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2004-SL1, Class [B-__][SB]

Ladies and Gentlemen:

                  _________________________   (the   "Purchaser")   intends   to
purchase from  ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2004-SL1, Class [B- __][SB] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

                           1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                           2. The  Purchaser is acquiring the  Certificates  for
                  its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                           3. The Purchaser is (a) a substantial,  sophisticated
                  institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                           4. The Purchaser has been furnished with, and has had
                  an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                           5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                  (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a), (b) or (c) are correct:

                           (a) The Purchaser is not an employee benefit or other
                  plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                           (b) The  Purchaser  is an  insurance  Depositor;  the
                  source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "insurance company general account"(within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE"); the conditions set forth in Sections I and III (PTCE) 95-60 have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; or

                           (c) has provided the Trustee,  the  Depositor and the
                  Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

                           In  addition,   the   Purchaser   hereby   certifies,
                  represents and warrants to, and covenants with, the , the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either
                  (a), (b) or (c) above.]

                                         Very truly yours,


                                         (Purchaser)

                                         By:
                                         Name:
                                         Title:

                                    EXHIBIT J

                    FORM OF TRANSFEROR REPRESENTATION LETTER




                                      _______________, 20


Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL1

                  Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2004-SL1, Class [B-__]

Ladies and Gentlemen:

                  In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass- Through Certificates, Series 2004-SL1, Class [R-__][B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,


                                    (Seller)



                                         By:
                                         Name:
                                         Title:

                                    EXHIBIT K

                   TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY


                                   ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

                  (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that

Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

                  (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

                  (f) The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then- current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                            FORM OF LIMITED GUARANTY

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2004-SL1


                                    ________________ , 200__


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL1

Ladies and Gentlemen:

                  WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of March 1, 2004, (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding and Deutsche Bank Trust Company Americas (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Asset- Backed Pass-Through Certificates, Series 2004-SL1 (the "Certificates"); and

                  WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,   in  consideration  of  the  premises  herein
contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by

Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

                  (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

                  2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

                  3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

                  4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

                  5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

                  6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

                  7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

                  8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GENERAL MOTORS ACCEPTANCE
                                                     CORPORATION


                                                     By:
                                                     Name:
                                                     Title:


Acknowledged by:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING CORPORATION


By:
Name:
Title:

                                    EXHIBIT M

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                           __________________, 20____

Residential Asset Mortgage
 Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL1

               Re:  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                    2004-SL1 Assignment of Mortgage Loan


Ladies and Gentlemen:

                  This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the
"Lender") of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

           (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

          (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

          (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,



                                                     (Lender)

                                                     By:
                                                     Name:
                                                     Title:

                                    EXHIBIT N

                   FORM OF RULE 144A INVESTMENT REPRESENTATION


                 Description of Rule 144A Securities, including
                                    numbers:
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________


                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 2004, among Residential Funding Corporation as Master Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and Deutsche Bank Trust Company Americas, as trustee, as follows:

                           a.  The   Buyer   understands   that  the  Rule  144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                           d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3.       The Buyer

                           a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                           b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in PTCE 95-60 have been satisfied; or

                           c. has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.]

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                                 Print Name of Buyer

By:                                              By:
     Name:                                       Name:
     Title:                                      Title:

Taxpayer Identification:                         Taxpayer Identification:

No. No.

Date:                                            Date:

                              ANNEX 1 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

             2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

             3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

             4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

             5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___         ___                   Will the Buyer be purchasing the Rule 144A
  Yes         No                    Securities only for the Buyer's own account?

             6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

             7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                            Print Name of Buyer

                                            By:
                                                     Name:
                                                     Title:

                                            Date:

                              ANNEX 2 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                   1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                                     Print Name of Buyer


                                                     By:
                                                        Name:
                                                        Title:

                                                     IF AN ADVISER:


                                                     Print Name of Buyer


                                                     Date:

                                                     EXHIBIT O

                                                  HIGH COST LOANS


GROUP I LOANS:


1522006
1542088
1542098
1542139
1568670
1570334
1585657
1609039
1668753
1680472
1696241
1696402
1696987
1714166
1728924
1729074
1748562
1749642
1753120
1777858

GROUP II LOANS - GROUP IX LOANS:


1570336
1570658
1593981
1603672
1926846

                                                    EXHIBIT R-1

                                           FORM OF FORM 10-K CERTIFICATE

         I, [identify the certifying individual], certify that:

         1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated __________ (the "Agreement") among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and Deutsche Bank Trust Company Americas (the "Trustee");

         2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

         3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Agreement for inclusion in these reports is included in these reports;

         4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Agreement; and

         5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement, that is included in these reports.

         In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer


                                                       R-1-2

                                   EXHIBIT R-2

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The undersigned, a Responsible Officer of Deutsche Bank Trust Company Americas (the "Trustee") certifies that:

         1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated _________ (the "Agreement") by and among Residential Funding Mortgage Securities I, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and the Trustee in accordance with the standards set forth therein.

         2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(d) of the Agreement is accurate as of the last day of the 20___ calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___


                                                    Name:
                                                   Title:


                                                       R-2-1

                                    EXHIBIT S

         INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING
             AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS


Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan